UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07428

Voya Mutual Funds

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: October 31

Date of reporting period: October 31, 2017

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report
October 31, 2017
Classes A, C, I, O, P*, R, R6 and W
Global and International Funds
■
Voya Diversified Emerging Markets Debt Fund

■
Voya Global Bond Fund

■
Voya Global Equity Fund

■
Voya Global Perspectives® Fund

■
Voya Multi-Manager International Small Cap Fund

■
Voya Russia Fund

*Patent Pending
E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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PROXY VOTING INFORMATION
A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for certain Funds. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

Top o’ the Market to You?
Dear Shareholder,
Asset prices have surged broadly in 2017, raising the question of how long the good times can last. This month, a painting attributed to Leonardo da Vinci sold for $450 million, shattering previous records. Bitcoin, a currency without an underlying economy, recently surpassed $15,000 per coin. In September, Austria sold a 100-year bond issue at a yield of only 2.1%. Apparently, there’s a lot of money sloshing around the global economy, looking for a place to go: does it mean investors are growing overconfident? Are we nearing a market top?
At this point it doesn’t seem so. High prices don’t necessarily mean markets will fall — declines usually occur for a reason, such as an economic recession, dwindling corporate earnings or central banks sharply raising interest rates in efforts to limit inflation. We’re in an unusual period where countries all over the world are growing yet inflation is still low, so central banks have little need to raise rates aggressively. Further, while we expect rates to rise marginally in the U.S., the U.K. and Europe over the next year, we don’t think this presents a challenge to growth, since economic data are solid and corporate earnings are powering ahead.
Still, with prices high, the effects of a downturn could be stressful and widespread. But investors also should remember that worrying about whether a top is near can make it tempting to time the market. Historically, market timing has generally proven to leave the average investor worse off than staying the course.
Regardless of where markets currently are in their cycles, we believe investors are best served by following their asset allocation plan and avoiding the temptation to time entry or exit points. We think the way to make the most of opportunities that present themselves is to engage in broad global diversification across continents and asset classes. If your goals have changed, thoroughly discuss them with your financial advisor before making any changes to your investment strategy.
We seek to remain a reliable partner committed to reliable investing, helping you and your financial advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Shaun Mathews
President and Chief Executive Officer
Voya Family of Funds
December 7, 2017
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

Market Perspective: Year Ended October 31, 2017

The first half of our fiscal year ended with global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, already up more than 12%. Investor sentiment was still trying to come to terms with the unexpected result of the U.S. presidential election. For this and perhaps more importantly, other reasons, the Index continued its advance, rising in every month, to end October up 21.70% for the fiscal year. (The Index returned 22.77% for the year ended October 31, 2017, measured in U.S. dollars.)
Markets had been thrown into disarray when on November 8, 2016, the new U.S. President was elected on a platform of massive infrastructure spending, tax reductions, lighter financial regulation, trade protectionism and the repeal of the Affordable Care Act (“ACA”).
The platform was seen as reflationary in the U.S. and elsewhere. The yield curve, which had been rising and steepening, did so faster than ever, especially when the Federal Open Market Committee (“FOMC”) raised the federal funds rate by 25bp (0.25%) on December 14 and projected three more similar raises in 2017.
The term “reflation trade”, meaning the positioning of a portfolio to take advantage of an expected increase in demand, economic activity, inflation and interest rates, had been part of the market pundits’ lexicon for years. There is no doubt that it received new impetus after the election, given the legislative agenda described above and the fact that the party charged with getting it enacted had a majority in both houses of Congress.
Yet expectations for this agenda to drive the reflation trade faded in 2017. Item 1 would be to repeal and replace the ACA. A version of the bill narrowly passed the House on May 4, but the Senate’s increasingly desperate attempts to pass any version foundered early on July 28. Complex and contentious issues were involved, as they would be with policies on tax reform, deregulation and infrastructure spending.
However, by this point most commentators had largely discounted U.S. legislative initiatives as a major source of investor optimism. Now it was a narrative of improving global growth and corporate earnings, albeit fitful and patchy, that was credited with keeping equity markets firm.
In the euro zone, unemployment ended October at 8.9%, the lowest since January 2009. Gross domestic product (“GDP”) grew 2.5% year-over-year in the third quarter of 2017, slightly higher than the U.S. (2.3%). The European Central Bank finally confirmed that monthly bond purchases would be halved to €30 billion in 2018. The region’s Economic Sentiment Indicator ended the period at the highest since 2001.
China had stabilized after causing grave concern in 2016, amid declining growth, policy missteps and ballooning debt. While excessive debt remained a problem, GDP growth in the second quarter of 2017 was a healthy 6.9% year-over-year and 6.8% in the third. Even Japan contributed some good news with GDP growth in the second quarter reported at 2.5% annualized.
In the U.S. the FOMC added a further 25bp (0.25%) in March and again in June to the federal funds rate. But areas of sluggishness, like low core consumer price inflation and wage growth persisted into September, which started with devastating hurricanes and rising geo-political tensions with North Korea. Some commentators suggested that the FOMC might be done for the year.
However, the hurricanes subsided, geo-political tensions cooled and yet another forlorn attempt to replace the ACA was shrugged off. The October employment report showed the unemployment rate at 4.2%, the lowest since February 2001. Wage growth accelerated to 2.9%. Third quarter GDP growth was reported at 3.0% (annualized) after 3.1% in the second. The outline of a long-awaited pro-growth tax reform program was finally announced: short on details, but they would be forthcoming on November 1. October ended with no-one in doubt that the FOMC would raise again in December. Perhaps the reflation trade was back after all.
In U.S. fixed income markets, the Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) rose 0.90% in the fiscal year. The Bloomberg Barclays Long-Term U.S. Treasury sub-index fell 2.44%, as the yield curve rose. Indices of riskier classes outperformed Treasuries. The Bloomberg Barclays U.S. Corporate Investment Grade Bond sub-index climbed 3.46%, the Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) rose 8.92%.
U.S. equities, represented by the S&P 500® Index including dividends, climbed 23.63% during the year, repeatedly closing at a new high. The earnings per share of its constituent companies grew 13% year-over-year in the first quarter of 2017, and 10% in the second. The technology sector was the leader, soaring 38.96%. Telecommunications was the weakest sector, slipping 1.37%.
In currencies, the dollar fell 5.71% against the euro, 7.83% against the pound. While the beginning of the period was just before the U.S. election which generated reflation euphoria, driving the dollar higher, much of this had dissipated. In the meantime, the euro zone’s prospects had improved, while some of the panic over Brexit had faded. The dollar rose 8.45% against the yen, moving within a narrow trading range in the second half.
In international markets, the MSCI Japan® Index surged 27.38% over the year, in an environment of improving corporate governance and profitability, with little competition from fixed income investments. The MSCI Europe ex UK® Index rose 23.07%. Aside from the positive developments noted above, corporate earnings were improving and political fears were assuaged by the election of a centrist President in France. But the MSCI UK® Index added just 11.80%. GDP growth was down to 1.5% year-over-year, little or no progress was being made on Brexit negotiations and it was becoming abundantly clear that the UK’s negotiating position was very weak.
Past performance does not guarantee future results. The performance quoted represents past performance.
Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

Benchmark Descriptions

Index	Description
Bloomberg Barclays Global Aggregate Index	Provides a broad-based measure of the global investment-grade fixed-rate debt markets.
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index	An index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Bloomberg Barclays U.S. Treasury 20+ Year Bond Index	Measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of 20 or more years. The index includes all publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to 20 years, are rated investment grade and have $250 million or more of outstanding face value.
Bloomberg Barclays Long-Term U.S.Treasury Index	This index measures the performance of U.S. Treasury bills with long-term maturity. The credit level for this index is investment grade. The rebalance scheme is monthly.
FTSE EPRA/NAREIT Developed Index	The Index is designed to track the performance of listed real estate companies and real-estate investment trusts (REITS) worldwide. Relevant activities are defined as the ownership, disposal and development of income-producing real estate. Constituents are classified into distinct property sectors based on gross invested book assets, as disclosed in the latest published financial statement. Index constituents are free-float adjusted, liquidity, size and revenue screened.
J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified	A liquid global benchmark for US-dollar corporate emerging market bonds. The CEMBI DIVERSIFIED limits the weights of those index countries with larger corporate debt stocks by only including a specified portion of these countries’ eligible current face amounts of debt outstanding. The CEMBI DIVERSIFIED results in well-distributed, balanced weightings for countries included in the index.
J.P. Morgan Emerging Markets Bond Index Global Diversified	Tracks total returns for US dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding.
J.P. Morgan Government Bond Index — Emerging Markets Global Diversified	A comprehensive, global local Emerging Markets index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. Weights of those countries in the index with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding.
MSCI All Country World IndexSM	A broad-based index comprised of equity securities in countries around the world, including the United States, other developed countries and emerging markets.
MSCI Emerging Markets Index	An index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Europe, Australasia and Far East® (“MSCI EAFE”) Index	An index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI EAFE® Small Cap Index	An equity index which captures small cap representation across Developed Markets countries around the world, excluding the U.S. and Canada.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

Benchmark Descriptions (continued)

Index	Description
MSCI Russia 10/40 Index	A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the Russian market taking into account the Undertakings for Collective Investment in Transferable Securities (UCITS III) directive which constrains the weight of any single group entity, as defined therein, at 10% of a fund’s total assets and the sum of the weights of all group entities representing more than 5% of the fund at 40% of the fund’s total assets.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russia Trading System Index	A capitalization-weighted index that is calculated in U.S. dollars. The index tracks the performance of Russia’s most active stocks traded on the RTS. The index is operated by the National Association of Participants in the Securities Markets, a non-profit body.
S&P Developed ex-US SmallCap Index	An float-adjusted index which captures the bottom 15% of companies in the developed markets, based on the cumulative market capitalization of each country, excluding the United States, within the S&P Global Broad Market Index, which covers all publicly listed equities in 47 countries with a float-adjusted market capitalization of US$100 million or greater and a minimum annual trading liquidity of US$50 million.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P MidCap 400 Index	An index that measures the performance of the mid-size company segment of the U.S. market.
S&P SmallCap 600® Index	An index used to measure stock market performance composed of companies with a weighted average market value of approximately $630 million.
S&P Target Risk Growth Index	Seeks to measure the performance of an asset allocation strategy targeted to a growth focused risk profile.

Portfolio Managers’ Report	Voya Diversified Emerging Markets Debt Fund

Target Allocations as of October 31, 2017 (percent of net assets)

Hard Currency	35%
Local Currency	30%
Corporates	35%
Portfolio holdings are subject to change daily.
Voya Diversified Emerging Markets Debt Fund (the “Fund”) seeks total return including capital appreciation and current income. Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in: (i) debt instruments of, or derivatives having economic characteristics similar to the debt instruments of, issuers in emerging market countries; or (ii) debt instruments that have principal denominated in emerging market currencies. Though the Fund may make direct investments in fixed-income and floating rate debt instruments of issuers in emerging market countries, it achieves its exposures primarily through investments in other Voya mutual funds (“Underlying Funds”). The Fund is managed by Brian Timberlake, Ph.D., CFA, Jean-Dominique Bütikofer, CFA, and Matthew Toms, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended October 31, 2017, the Fund’s Class A shares, excluding sales charges, provided a total return of 4.78% compared to a composite index, which is a blend of 1∕3 J.P. Morgan Government Bond Index — Emerging Markets Global Diversified USD Index, 1∕3 J.P. Morgan Emerging Markets Bond Index — Global Diversified Index, and 1∕3 J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified (“Composite Index”), which returned 5.94% for the same period.
Portfolio Specifics: During the first half of the period, the Fund maintained a bias towards emerging markets (“EM”) corporates and EM hard currency sovereigns and quasi-sovereigns versus EM local currency assets. The Fund’s allocation to EM local currency assets gradually increased to overweight as growth momentum and a weaker dollar continued to support EM local currency interest rate and foreign exchange (“FX”) risk. As such, during the second half of the period, we moved underweight hard currency sovereigns and EM corporates due to tight valuations.
Security selection was the main driver of outperformance within the Hard Currency and Corporate sleeves. This offset the detraction from security selection within the local currency sleeve, which slightly underperformed its index. Within the local currency sleeve, active positioning of the Russian ruble and Colombian peso, as well as Mexican and Brazilian interest rate risk, were the main drivers behind the sleeve’s underperformance versus its Index. Key positive contributors included:
•
The Fund’s allocations to Argentina, Chile, Egypt, Indonesia, and Brazil within the hard currency sleeve;

•
The Fund’s allocations to commodities-related sectors such as Metals & Mining and Oil & Gas, particularly Latin American issuers such as CEMEX and Mexichem, as well as Turkish and Russian banks within the EM corporates sleeve; and

•
The Fund’s active positioning within South African and Uruguayan interest rate risk and the Turkish lira and Mexican peso within the local currency sleeve.

Asset allocation was the main detractor from relative performance as the Fund deviated from benchmark weights for the corresponding sleeves, while the Fund’s cash allocation resulted in a slight drag.
Current Outlook and Strategy: We believe emerging markets continue to benefit from improving financial conditions and better growth in developed markets, as well as improved external accounts largely due to increased capital and trade flows. Significant new issuance continues to be comfortably absorbed as the asset class continues to see significant inflows. On the corporate side, proactive liability management combined with deleveraging trends, largely via asset sales, are providing fundamental support for stable credit spreads. We maintain a favorable stance on broad EM, with a slight bias towards local rates and currencies. Carry remains attractive, and we continue to monitor idiosyncratic risks and political uncertainties in Venezuela and South Africa.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya Diversified Emerging Markets Debt Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended October 31, 2017
	1 Year	Since Inception of Classes A, C, I and W November 2, 2012
Including Sales Charge:
Class A(1)	2.18%	2.12%
Class C(2)	3.07%	1.91%
Class I	5.14%	2.98%
Class W	5.07%	2.91%
Excluding Sales Charge:
Class A	4.78%	2.64%
Class C	4.07%	1.91%
Class I	5.14%	2.98%
Class W	5.07%	2.91%
Composite Index	5.94%	2.70%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Diversified Emerging Markets Debt Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.
The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 2.50%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

Portfolio Managers’ Report	Voya Global Bond Fund

Geographic Diversification as of October 31, 2017 (as a percentage of net assets)

United States	50.5%
Italy	7.6%
Cayman Islands	4.0%
United Kingdom	3.9%
Brazil	3.3%
Mexico	3.0%
Russia	3.0%
Indonesia	2.0%
Argentina	1.6%
Netherlands	1.4%
Countries between 0.1% – 1.0%^	12.1%
Assets in Excess of Other Liabilities*	7.6%
Net Assets	100.0%
* Includes short-term investments and purchased options.
^ Includes 37 countries, which each represents 0.1% – 1.0% of net assets.
Portfolio holdings are subject to change daily.
Voya Global Bond Fund (the ‘‘Fund’’) seeks to maximize total return through a combination of current income and capital appreciation. The Fund is managed by Mustafa Chowdhury, Ph.D., and Brian Timberlake, Ph.D., CFA, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.*
Performance: For the year ended October 31, 2017, the Fund’s Class A shares, excluding sales charges, provided a total return of 5.37% compared to the Bloomberg Barclays Global Aggregate Index (“BGA Index”), which returned 1.18% for the same period.
Portfolio Specifics: For the fiscal reporting period, the Fund reported positive returns and outperformed the BGA Index. In general, global interest rates for developed markets rose over the period, while currencies showed mixed performance against the US Dollar. Earlier in the period, rates rose significantly in response to the unexpected result of the US presidential election. Expectations for the newly-elected president drove a reassessment for growth in the United States, leading rates higher and other developed markets followed. While US 10-year yields peaked in Q1, German rates continued to grind higher with the 10-year German Bund touching 0.60% in Q2. Meanwhile, the Japanese government bond market remained within range, with the Bank of Japan committed to a zero yield target for their 10-year government bond. Currency performance diverged significantly over the period, reflecting different growth paths. While most major currencies fell versus the US dollar early in the reporting period, the Euro rebounded as economic data continued to highlight growing momentum across the Euro Area. The Japanese Yen saw a modest rebound, but remained weaker over the period. Emerging market bonds and currencies performed well over the period, supported by the continued improvement in global growth and rebound in energy prices. Non-government sectors also performed well, as spreads for many credit sectors narrowed to levels not witnessed since the global financial crisis.
Top Ten Holdings as of October 31, 2017* (as a percentage of net assets)

Italy Buoni Poliennali Del Tesoro, 4.500%, 03/01/26	4.9%
Italy Buoni Poliennali Del Tesoro, 2.200%, 06/01/27	2.6%
Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/21	1.7%
United Kingdom Gilt, 3.500%, 01/22/45	1.7%
United States Treasury Note, 1.500%, 10/31/19	1.5%
United States Treasury Note, 1.875%, 03/31/22	1.5%
Russian Federal Bond-OFZ, 7.750%, 09/16/26	1.3%
Mexican Bonos, 6.500%, 06/10/21	1.2%
Indonesia Treasury Bond, 10.250%, 07/15/22	1.2%
United States Treasury Note, 1.625%, 10/15/20	0.9%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
The Fund maintained a short-bias towards interest rate exposure, with an emphasis on US interest rates which contributed to the Fund’s outperformance. Developed currency decisions, in aggregate, also contributed to performance with our developed positioning focused largely on an overweight allocation to the Euro which strengthened against the US Dollar. The Fund’s US-centric bias in country allocation over the period was the result of our decision to maintain overweights to credit sectors. Overweight allocations to non-government sectors, including investment grade corporates, securitized assets and high yield corporates all added to performance as these sectors benefited from solid corporate balance sheets and continued improvement in real estate prices were broadly supportive for securitized assets. In addition, our exposure to emerging markets provided the Fund with meaningful gains during the period.
Foreign exchange forwards, futures, swaps, swaptions, credit default swaps and foreign exchange options were used during the period. Overall derivatives, contributed to performance, driven by foreign exchange and interest rate option strategies.
Current Strategy and Outlook: The US Federal Reserve Board (“Fed”) continues to chart a course for modest increases in the federal funds rate and a well-defined path for slowly reducing the size of their balance sheet after aggressive quantitative easing measures were implemented after the financial crisis. Meanwhile, the European Central Bank and Bank of Japan remain more accommodative than the Fed, as rate hikes remain further out on the horizon, in our view. While we believe rates in the US are likely to drift higher, the sizeable yield advantage US Treasuries boast versus other developed markets can temper the degree of increase. In our opinion in non-government sectors, fundamentals remain supportive for credit investing, but valuations leave little room for error. As a result, we continue to see opportunities in non-government sectors, but we have trimmed the size of allocations.

*
Effective April 3, 2017, Christine Hurtsellers was removed as a portfolio manager of the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya Global Bond Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended October 31, 2017
	1 Year	5 Year	10 Year	Since Inception of Class O June 4, 2008	Since Inception of Class R August 5, 2011
Including Sales Charge:
Class A(1)	2.77%	0.50%	4.20%	—	—
Class C(2)	3.53%	0.26%	3.68%	—	—
Class I	5.59%	1.29%	4.82%	—	—
Class O	5.32%	1.01%	—	3.99%	—
Class P(3)	6.05%	1.44%	4.90%	—	—
Class R	4.99%	0.76%	—	—	1.18%
Class R6(3)	5.51%	1.30%	4.82%	—	—
Class W(4)	5.61%	1.27%	4.68%	—	—
Excluding Sales Charge:
Class A	5.37%	1.02%	4.46%	—	—
Class C	4.53%	0.26%	3.68%	—	—
Class I	5.59%	1.29%	4.82%	—	—
Class O	5.32%	1.01%	—	3.99%	—
Class P(3)	6.05%	1.44%	4.90%	—	—
Class R	4.99%	0.76%	—	—	1.18%
Class R6(3)	5.51%	1.30%	4.82%	—	—
Class W(4)	5.61%	1.27%	4.68%	—	—
BGA Index	1.18%	0.43%	3.11%	2.76%	0.99%

Based on a $10,000 initial investment, the table and graph above illustrate the total return of Voya Global Bond Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.
The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 2.50%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(3)
Class P incepted on June 29, 2016 and Class R6 incepted on May 31, 2013. The Class P and Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

(4)
Class W incepted on June 1, 2009. The Class W shares performance shown for the period prior to their inception date is the performance of Class A shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Portfolio Managers’ Report	Voya Global Equity Fund

Geographic Diversification as of October 31, 2017 (as a percentage of net assets)

United States	49.2%
Japan	7.3%
France	7.2%
Germany	5.5%
Switzerland	4.4%
United Kingdom	4.0%
Netherlands	3.0%
China	2.3%
Italy	1.8%
Taiwan	1.7%
Countries between 0.7% – 1.5%^	9.1%
Assets in Excess of Other Liabilities*	4.5%
Net Assets	100.0%
* Includes short-term investments.
^ Includes 8 countries, which each represents 0.7% – 1.5% of net assets.
Portfolio holdings are subject to change daily.
Voya Global Equity Fund (the “Fund”) seeks long-term capital growth and current income. The Fund is managed by James Ying, CFA, Assistant Portfolio Manager, and Martin Jansen, Christopher F. Corapi, Maya Venkatraman and Vincent Costa, CFA, Portfolio Managers, Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended October 31, 2017, the Fund’s Class A shares, excluding sales charges, provided a total return of 23.96% compared to the MSCI ACW IndexSM (“MSCI ACWI”) which returned 23.20% for the same period.
Portfolio Specifics: For the reporting period, the Fund outperformed the MSCI ACWI due to strong stock selection. On the regional level, stock selection was strongest within North America and weakest within emerging markets. Stock selection within the consumer discretionary and industrial sectors had the greatest positive impact on performance, while stock selection within the information technology and health care sectors had the greatest negative impact. The Fund’s allocation to cash, although within typical range, also detracted from relative returns.
For the reporting period, positions in Bank of America Corporation, Volvo AB and JPMorgan Chase & Co. were among the largest individual contributors.
Within the financial sector, an overweight position in Bank of America outperformed for the period. Banks stocks as a group surged following President Trump’s victory, reflecting expectations that a Trump administration would lead to business-friendly policies, including tax reform and the easing of banking regulations, as well as resultant investor optimism about a stronger economy and higher interest rates.
Our overweight position in Volvo, a manufacturer and marketer of commercial vehicles, outperformed for the period. Shares of Volvo advanced on the heels of ongoing corporate initiatives that investors believe will create more value, including a newly decentralized organization with separate areas each responsible for their own P&L. Furthermore, management continued to improve profitability in trucks, the company’s
Top Ten Holdings as of October 31, 2017* (as a percentage of net assets)

Apple, Inc.	3.4%
Microsoft Corp.	3.3%
Amazon.com, Inc.	2.5%
JPMorgan Chase & Co.	2.4%
Royal Dutch Shell PLC-Class A ADR	2.3%
UnitedHealth Group, Inc.	2.0%
Exxon Mobil Corp.	2.0%
Nestle S.A.	1.8%
Oracle Corp.	1.8%
General Dynamics Corp.	1.8%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
largest contributor to profits, as evidenced by a string of solid quarterly earnings supported by good truck (European) and construction numbers.
Also in the financial sector, an overweight position in JPMorgan Chase & Co. outperformed for the period. In addition to benefiting from optimism about banks stocks as a group, the company delivered solid third quarter results driven by strong core loan growth, solid improvement in net interest margin, net interest income and stable core expenses.
Among the key detractors for the period were QUALCOMM Incorporated, Plains GP Holdings and China Mobile Ltd.
Within the information technology sector, an overweight position in QUALCOMM underperformed for the reporting period. Shares of the company were negatively impacted by ongoing legal issues, specifically Apple’s lawsuit against QUALCOMM in January alleging it had demanded unfair licensing terms for its technology. While the company subsequently filed a complaint against Apple in terms of banning non-U.S. phones, it will likely take more than a year to reach a settlement. In the interim, investors remain very much focused on the suit with Apple. Consequently, we exited the stock.
Our overweight position in Plains GP Holdings, an oil and gas pipeline, processing and storage company, underperformed for the reporting period. The company reported a miss on second quarter earnings and lowered guidance for fiscal year 2017 as the supply and logistics business is expected to continue to be much weaker than planned. We subsequently sold out of the stock.
Our overweight position in China Mobile, a telecommunications services provider, underperformed as investors feared a steeper and longer 5G capex cycle and slower adoption would negatively impact long-term returns. We continue to own the stock and believe the company’s strong free cash flow and balance sheet, combined with a large and growing subscriber base with increasing data monetization, should benefit the stock over time.
Current Strategy and Outlook: We continue to see what we believe are attractive valuations in companies in a variety of sectors and regions. Going forward, we believe that high quality, high dividend paying global equities will continue to be in demand by investors, who are searching for income and for funds with good downside capture such as the Fund seeks to provide.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya Global Equity Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended October 31, 2017
	1 Year	5 Year	10 Year
Including Sales Charge:
Class A(1)	16.84%	7.03%	4.20%
Class C(2)	22.08%	7.49%	4.04%
Class I	24.32%	8.57%	5.12%
Class W(3)	24.31%	8.58%	5.05%
Excluding Sales Charge:
Class A	23.96%	8.30%	4.82%
Class C	23.08%	7.49%	4.04%
Class I	24.32%	8.57%	5.12%
Class W(3)	24.31%	8.58%	5.05%
MSCI ACWI	23.20%	10.80%	3.70%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Global Equity Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.
The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(3)
Class W incepted on June 1, 2009. The Class W shares performance shown for the period prior to their inception date is the performance of Class A shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Prior to November 30, 2012, the Fund was managed by a different sub-adviser.

Portfolio Managers’ Report	Voya Global Perspectives® Fund

Target Allocations as of October 31, 2017 (percent of net assets)

U.S. Large Cap Equities	10%
U.S. Mid Cap Equities	10%
U.S. Small Cap Equities	10%
Global Real Estate	10%
International Equities	10%
Emerging Market Equities	10%
U.S. Corporate	10%
U.S. Government Bonds	10%
Global Bonds	10%
U.S. High Yield Bonds	10%
Portfolio holdings are subject to change daily.
Voya Global Perspectives® Fund (the “Fund”) seeks total return. Under normal market conditions, Voya Investment Management Co. LLC (“Voya IM”), the sub-adviser, invests the assets of the Fund in a combination of underlying funds (“Underlying Funds”) that, in turn, invest directly in securities such as stocks and bonds. The Fund is managed by Douglas Coté, CFA, and Karyn Cavanaugh, CFA, Portfolio Managers, of Voya IM — the Sub-Adviser.
Approximately 60% of the Fund’s net assets are allocated to Underlying Funds that predominantly invest in equity securities and approximately 40% of the Fund’s net assets are allocated to Underlying Funds that predominantly invest in debt instruments. These approximate weights are referred to as “target allocations.” Depending upon the Fund’s rules-based investment strategy, the equity target allocation may drop to approximately 30% and the debt target allocation may rise to approximately 70% — such weightings are called “defensive allocations.” No adjustments to the target allocations or defensive allocations will be made between quarterly allocation dates.
Performance: For the year ended October 31, 2017, the Fund’s Class A shares, excluding sales charges, provided a total return of 12.45% compared to the 15.18% return of the S&P Target Risk Growth Index and the 13.98% return of the Fund’s composite index (“Composite Index”).(1)
Portfolio Specifics: For the reporting period, the Fund underperformed its benchmark, the S&P Target Risk Growth index. For the first two months of the period the defensive allocations were in force. This meant that the Fund’s allocation to equities was less than that of the benchmark, which detracted, as equities heavily outperformed fixed income securities. Within equities, both the Fund’s US and international components underperformed the benchmark. In international, the Fund had the advantage of a higher weighting in very strong emerging markets but this was more than offset by its allocation to comparatively weak global real estate investment trusts (“REITs”). In US equities, the Fund’s large and small-cap stocks lagged while its mid-caps matched the benchmark. Within fixed income however, the Fund outperformed the benchmark due to a higher allocation to high yield bonds, the benchmark’s allocation to relatively weak US Treasuries and a favorable contribution from the Fund’s global bonds.
Investors continue to be skeptical of what is shaping up to be one of the longest bull markets in history. We believe they are worried about geopolitical risks, policy wrangling in Washington and the fact that the market is experiencing its longest stretch without a more than 3% pullback. Fundamentals, i.e., corporate earnings, are what is driving markets higher, in our view. Companies are enjoying accelerating economic growth in the United States, a relatively weaker dollar, low but not too low energy prices and most importantly a global, broad-based, synchronous expansion.
The Underlying Funds are each managed against individual benchmarks. During the review period, Voya Multi-Manager Emerging Markets Equity Fund had the largest excess return over its stand-alone benchmark, followed by Voya Global Bond Fund. Conversely, Voya Small Company Fund underperformed its benchmark by the widest margin, followed by Voya MidCap Opportunities Fund and Voya Corporate Leaders® 100 Fund.
Current Outlook and Strategy: In our opinion, markets care more about economics than politics, and good news abounds as fundamentals are accelerating in the U.S. and internationally. Yet there is a distinct lack of euphoria in the markets, and we believe the biggest risk for investors is missing the next leg of this rally. The new path forward is not without risks. Geopolitical tensions, tax policy uncertainty and the imminent end of unconventional monetary policy will also increase volatility. Investors should remain vigilant and maintain a disciplined and diversified approach to investing.

(1)
The Global Perspectives Fund Composite Index is composed of several indices that we believe provide an internal reference benchmark against which the actual performance of the Fund’s portfolio can be compared. As of October 31, 2017, the index allocation was approximately: 10% of the S&P 500® Index, 10% of the S&P MidCap 400 Index, 10% of the S&P SmallCap 600® Index, 10% of the FTSE EPRA/NAREIT Developed Index, 10% of the MSCI EAFE® Index, 10% of the MSCI Emerging Markets Index, 10% of the Bloomberg Barclays U.S. Corporate Investment Grade Bond Index, 10% of the Bloomberg Barclays U.S. Treasury 20+ Year Bond Index, 10% of the Bloomberg Barclays Global Aggregate Index, and 10% of the Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya Global Perspectives® Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended October 31, 2017
	1 Year	Since Inception of Class A, C, I, R, and W March 28, 2013
Including Sales Charge:
Class A(1)	5.98%	4.22%
Class C(2)	10.55%	4.80%
Class I	12.64%	5.82%
Class R	12.06%	5.30%
Class W	12.69%	5.84%
Excluding Sales Charge:
Class A	12.45%	5.57%
Class C	11.55%	4.80%
Class I	12.64%	5.82%
Class R	12.06%	5.30%
Class W	12.69%	5.84%
S&P Target Risk Growth Index	15.18%	8.01%
Composite Index	13.98%	7.26%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Global Perspectives® Fund against the indices indicated. An Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.
The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

Portfolio Managers’ Report	Voya Multi-Manager International Small Cap Fund

Geographic Diversification as of October 31, 2017 (as a percentage of net assets)

Japan	24.6%
United Kingdom	12.8%
France	7.3%
Germany	7.0%
Canada	6.7%
Italy	5.4%
Switzerland	4.9%
Australia	3.7%
South Korea	3.0%
Netherlands	2.4%
Countries between 0.0% – 2.3%^	20.8%
Assets in Excess of Other Liabilities*	1.4%
Net Assets	100.0%
* Includes short-term investments.
^ Includes 31 countries, which each represents 0.0% – 2.3% of net assets.
Portfolio holdings are subject to change daily.
Voya Multi-Manager International Small Cap Fund (“International Small Cap” or the “Fund”) seeks maximum long-term capital appreciation. The Fund’s assets are managed by three sub-advisers — Acadian Asset Management LLC (“Acadian”), Victory Capital Management Inc. (“Victory Capital”), and Wellington Management Company LLP (“Wellington”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Each manages a portion (“Sleeve”) of the Fund’s assets that is allocated to the Sub-Adviser. The following individuals are primarily responsible for the day-to-day management of their respective Sleeve: John R. Chisholm, CFA, Executive Vice President and Chief Investment Officer, Brian K. Wolahan, CFA, Senior Vice President and Senior Portfolio Manager, and Brendan O. Bradley, Ph.D., Senior Vice President and Director of Portfolio Management, all Portfolio Managers of the Sleeve that is managed by Acadian; Daniel B. LeVan, CFA, Lead Portfolio Manager and Chief Investment Officer, and John W. Evers, CFA, Senior Portfolio Manager, of the Sleeve that is managed by Victory Capital; and Simon H. Thomas, Senior Managing Director and Equity Portfolio Manager, and Daniel Maguire, CFA, Senior Managing Director and Equity Portfolio Manager, of the Sleeve that is managed by Wellington.
Performance: For the year ended October 31, 2017, the Fund’s Class A shares, excluding sales charges, provided a total return of 30.55% compared to the S&P Developed ex-U.S. Small Cap Index and the MSCI EAFE® SmallCap Index, which returned 26.36% and 27.51%, respectively, for the same period.
Portfolio Specifics: Acadian Sleeve — The Sleeve outperformed the S&P Developed ex-U.S. Small Cap Index by approximately 561 basis points (5.61%) for the year ended October 31, 2017. With respect to stock selection, the Sleeve benefited most from positions in Japan and France, driven by holdings in Japanese industrial machinery distributor Yuasa Trading and French video game developer Ubisoft Entertainment. Stock selection in the U.K. and South Africa was less successful, as positions in U.K.-based oil field services provider Petrofac and South African
Top Ten Holdings as of October 31, 2017* (as a percentage of net assets)

Thanachart Capital PCL	0.9%
Yuasa Trading Co., Ltd.	0.9%
Tecan Group AG	0.8%
UbiSoft Entertainment	0.8%
Draegerwerk AG & Co. KGaA	0.8%
Siltronic AG	0.7%
Subsea 7 SA	0.7%
West Fraser Timber Co., Ltd.	0.6%
Eurofins Scientific SE	0.6%
Sanwa Holdings Corp.	0.6%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
telecom provider Telkom proved costly to return. From a country allocation perspective, an underweight position in Australia and an opportunistic exposure to Thailand saw the strongest results. An emphasis on Canada and Norway detracted from return. Sector allocations yielded positive results, due largely to an overweight position in information technology and a smaller allocation to real estate.
Victory Capital Sleeve — The Sleeve outperformed the S&P Developed ex-U.S.Small Cap Index by approximately 281 basis points (2.81%) for the year ended October 31, 2017. International Small Cap Equity markets rose during the period on upbeat corporate earnings and an improving global growth forecast. Overall security selection was positive and accounted for most of the Sleeve’s relative outperformance as excess returns were generated in all five regions and nine of the eleven economic sectors. Notable relative outperformance was generated in the Healthcare and Industrials sectors. French pharmaceutical company, Ipsen, was among the top contributors, after reporting strong sales, particularly for its oncology franchise in the U.S. Within Industrials, German auto paint application and woodworking machinery company, Duerr AG, rose as margins within the woodworking machinery division have steadily improved since being acquired in 2014.
On the downside, security selection was weakest in the Energy sector and was impacted by two holdings in particular. Canadian natural gas producer, Painted Pony Petroleum, sold off on concerns over weak commodity prices. Management also announced an equity issuance to finance a proposed acquisition in the company’s core operating area, which was negatively received by the market. Gran Tierra, a Canadian listed oil and gas producer with assets in Colombia, declined amid uncertainty over oil prices and flooding around certain assets in the first half of the year that led to operational issues.
Wellington Sleeve — The Sleeve outperformed the MSCI EAFE® SmallCap Index by approximately 226 basis points (2.26%) for the year ended October 31, 2017. Security selection drove relative performance during the period.

Voya Multi-Manager International Small Cap Fund	Portfolio Managers’ Report

Security selection within the consumer discretionary, information technology, and industrials sectors contributed most to relative performance. Results were modestly offset by weaker selection within the materials, consumer staples, and financials sectors. Sector allocation, a result of our bottom-up stock selection, also contributed to relative performance, particularly due to the Sleeve’s underweight allocation to the real estate sector. The Sleeve’s underweight position in the information technology and consumer discretionary sectors partially offset positive allocation effects during the period.
From a regional perspective, positive security selection in Developed Europe & Middle East, Emerging Markets, and Japan contributed to relative performance. This was partially offset by weaker security selection in the Developed Asia Pacific ex Japan region. The Sleeve’s relative overweight exposure to Emerging Markets and underweight exposure to Developed Asia Pacific ex Japan contributed to results; however, this was partially offset by the Sleeve’s relative underweight exposure to Developed Europe & Middle East.
Top contributors to relative performance during the period included Taiwan-based semiconductor and semiconductor equipment company GlobalWafers, Swiss-based semiconductor and semiconductor equipment company AMS, and Italy-based consumer durables and apparel company Moncler. Top detractors from relative performance included Japan-based financial services company Zenkoku Hosho, Australia-based restaurant chain Domino’s Pizza, and Japan-based Real Estate firm Takara Leben.
Current Strategy and Outlook: Acadian Sleeve — Our approach emphasizes finding companies that we believe are attractively priced, have an improving outlook for earnings growth, strong operating and asset quality characteristics, and good momentum. We use a quantitative framework to trade off these characteristics and determine which companies are currently the best investments. We mostly emphasize stock selection, but also consider macroeconomic drivers and assess which regions and industries are most attractive. As of October 31, 2017, we currently are overweighting Norway, Germany, Italy, and Canada. We also maintain opportunistic exposures to several emerging markets, including Taiwan, Thailand, and China. We are underweighting the U.K., Japan, and Australia. At the sector level, we are emphasizing information technology and are underweight consumer discretionary.
Victory Capital Sleeve — Rising corporate profits, increased consumer confidence and robust manufacturing activity continue to support growth momentum in the global economy. The Eurozone has benefited from accommodative monetary policy, a healthier labor market and strong domestic demand. Within Asia, consumption growth and increased productivity have been key contributors to Japan’s economic expansion. From a global risk perspective, escalating geopolitical tensions between the United States and North Korea may weigh on market sentiment. We will maintain our portfolio construction guidelines, focusing on stock selection as we continue to invest in high quality companies with improving business momentum that trade at attractive valuations relative to peers.
Wellington Sleeve — Our investment process continues to prioritize intensive fundamental bottom-up research to select what we believe to be high quality stocks with strong balance sheets and good business models that are attractively valued relative to their global industry. Further, we buy companies whose results we think will exceed consensus expectations over the next two to three years. We believe a disciplined approach to valuation and a quality orientation can offer the potential for better downside mitigation and overall performance over time.
The Sleeve ended the period with overweight exposure to the health care, industrials, materials, and consumer discretionary sectors. The Sleeve was underweight the real estate, financials, information technology, and consumer staples sectors as of the end of the period. Regionally, the Sleeve ended the period most overweight Emerging Markets and Japan, and most underweight Pacific Developed ex Japan and Europe.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Portfolio Managers’ Report	Voya Multi-Manager International Small Cap Fund

Average Annual Total Returns for the Periods Ended October 31, 2017
	1 Year	5 Year	10 Year	Since Inception of Class O June 4, 2008
Including Sales Charge:
Class A(1)	23.05%	11.02%	1.66%	—
Class C(2)	28.71%	11.61%	1.59%	—
Class I	31.13%	12.86%	2.75%	—
Class O	30.69%	12.46%	—	4.51%
Class W(3)	31.03%	12.74%	2.64%	—
Excluding Sales Charge:
Class A	30.55%	12.34%	2.26%	—
Class C	29.71%	11.61%	1.59%	—
Class I	31.13%	12.86%	2.75%	—
Class O	30.69%	12.46%	—	4.51%
Class W(3)	31.03%	12.74%	2.64%	—
S&P Developed ex-US Small Cap Index	26.36%	12.10%	3.67%	5.37%
MSCI EAFE® Small Cap Index	27.51%	13.03%	4.18%	6.01%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Multi-Manager International Small Cap Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.
The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(3)
Class W incepted on February 12, 2008. The Class W shares performance shown for the period prior to their inception date is the performance of Class A shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Voya Russia Fund	Portfolio Managers’ Report

Sector Diversification as of October 31, 2017 (as a percentage of net assets)

Energy	39.4%
Financials	23.7%
Materials	8.6%
Consumer Staples	8.4%
Telecommunication Services	5.8%
Utilities	4.6%
Information Technology	3.3%
Industrials	2.6%
Real Estate	2.0%
Consumer Discretionary	1.8%
Liabilities in Excess of Other Assets*	(0.2)%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Russia Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by Renat Nadyukov and Ivo Luiten, CFA, Portfolio Managers, of NNIP Advisors B.V. (“NNIP Advisors”) — the Sub-Adviser.*
Performance: For the year ended October 31, 2017, the Fund’s Class A shares, excluding sales charges, provided a total return of 22.29% compared to the Russia Trading System (“RTS”) Index and the MSCI Russia 10/40 Index, which returned 16.97% and 15.24%, respectively, for the same period.
Portfolio Specifics: The Russian equity market witnessed rising valuations during the reporting period. A combination of stronger oil prices and stable currency provided strong support for Russian equities during the year. Interest rate cuts, recovering commodity prices and stable geopolitical situation were additional supportive factors for Russian economic growth. Western sanctions have not played a decisive role in Russian equities’ performance.
As the Central Bank of Russia continued to gradually cut interest rates, a greater contribution to economic growth came from investments rather than private consumption in the first half of the reporting period. Economic data showed further improvement in personal income and retail sales which, we believe, could point to a private consumption recovery in the future. Russia continued servicing its debt obligations and replenishing its foreign currency reserves despite closed access to global financial markets. Russian foreign exchange reserves grew almost 9% last year due to strong current account surpluses. Foreign investors increased their share of Russian local-currency bond ownership to a record 33.2% in September 2017 despite the sanctions threat. In general, Russian financial markets are much more insulated from the effects of global interest rate hikes than other emerging markets.
The Fund outperformed both its benchmarks for the reporting period due to stock selection. It also benefited from sector allocation. In particular, the Fund gained the most from an overweight allocation to industrials, information technology (“IT”) and financials. The Fund’s underweight allocation to materials and an overweight allocation to consumer staples proved negative. Stock selection overall contributed to performance; selection in energy and financials proved particularly positive. By contrast, stock selection in utilities detracted the most from performance.
The top three individual stock contributors to performance were our long-term overweight positions in Sberbank Group, Tatneft PAO and Gazprom Neft OAO. The Fund benefited the most from its overweight position in Sberbank, Russia’s largest financial institution. Sberbank is partly owned by the Central Bank of Russia, which we consider to be one of the most progressive and investor-friendly government institutions. We believe that Sberbank is well positioned to become the main long-term beneficiary of the ongoing financial sector clean-up. We see evidence of smaller local banks facing more stringent regulatory oversight and higher costs of funding, which could potentially put them out of business. Our overweight positions in two Russian oil companies, Tatneft and Gazprom Neft, performed well on the
Top Ten Holdings as of October 31, 2017 (as a percentage of net assets)

Sberbank PAO ADR	12.7%
Lukoil PJSC ADR	10.4%
Novatek PJSC GDR	5.3%
MMC Norilsk Nickel PJSC ADR	4.7%
Tatneft PJSC ADR	4.7%
X5 Retail Group N.V. GDR	3.9%
RusHydro JSC	3.6%
Sberbank of Russia PJSC	3.3%
Magnit OJSC	3.2%
Alrosa AO	2.9%
Portfolio holdings are subject to change daily.
back of oil price recovery and increasing dividend commitments by the companies.
The Fund’s overweight positions in Sistema OAO and RusHydro OAO were the biggest detractors from performance. Sistema, a leading Russian industrial conglomerate, was impacted by a 171-billion-ruble lawsuit filed by state-owned oil company Rosneft. Rosneft filed the case after acquiring a majority stake in Bashneft, another Russian oil company, which was owned by Sistema in the past. Sistema is alleged to have removed some assets from Bashneft before Rosneft acquired the controlling stake. Our equal-weighted position in Rushydro, one of the largest hydroelectric generating companies in the world, had a volatile year. Rushydro’s stock erased 2016 gains through the spring semester of 2017 due to the market’s growing expectation of negative free cash flows. Despite short-term pressures we remain positive on the long-term prospects of Rushydro, as we believe attractive valuation and declining future investments could potentially increase dividend payouts.
The Fund maintained a moderate allocation to cash, which on balance detracted from performance during the market recovery period.
Current Outlook and Strategy: The outlook for Russian equities is dominated by commodity prices, interest rate policy and geopolitical risks. Stable energy prices and a stronger ruble are positive for Russian equities. In the absence of oil price shocks, we believe that domestic factors such as private consumption and expansionary monetary policy could become the main drivers of the Russian equity market. In general, Russia’s dependence on oil prices is slowly declining under current macroeconomic conditions. In our view, higher oil prices are positive for Russian equities but could also decrease the need for more balanced spending and economic reforms in the long term.
Economic growth remains rather fragile and we question its sustainability without a further boost from consumer spending. We believe consumer spending is recovering and our hopes partly lie with future monetary expansion policies by the Central Bank of Russia. High domestic interest rates are stopping Russian companies from investing and consumers from spending. Nevertheless, we also believe insecurity and a lack of economic stability have adverse effects on consumers’ willingness to spend. The growing gap between relatively robust income growth and soft consumption trends holds back the much needed economic boost from consumption.
We see neither structural changes nor economic reforms in Russia until the presidential elections in 2018. Geopolitical uncertainty presents another risk to future growth, especially related to foreign investment and technology transfer. While the removal of sanctions would provide a sentiment boost to the Russian equity market and open access to international capital markets, ultimately the impact of such a move will be less important than what happens to oil prices, interest rates and structural reforms.

*
Effective February 1, 2017, Nathan Griffiths was removed as a portfolio manager of the Fund and Ivo Luiten was added as a portfolio manager of the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Portfolio Managers’ Report	Voya Russia Fund

Average Annual Total Returns for the Periods Ended October 31, 2017
	1 Year	5 Year	10 Year	Since Inception of Class I September 30, 2009
Including Sales Charge:
Class A(1)	15.24%	-0.48%	-4.08%	—
Class I	22.56%	0.88%	—	2.00%
Class W(2)	22.93%	0.99%	-3.36%	—
Excluding Sales Charge:
Class A	22.29%	0.71%	-3.51%	—
Class I	22.56%	0.88%	—	2.00%
Class W(2)	22.93%	0.99%	-3.36%	—
RTS Index	16.97%	-0.83%	-3.93%	1.86%
MSCI Russia 10/40 Index	15.24%	-0.17%	-2.90%	2.14%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Russia Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.
The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 5.75%. Redemptions on shares held less than 365 days are subject to a redemption fee of 2% of the redemption proceeds.

(2)
Class W incepted on August 5, 2011. The Class W shares performance shown for the period prior to their inception date is the performance of Class A shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from May 1, 2017 to October 31, 2017. Each Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2017*	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2017*
Voya Diversified Emerging Markets Debt Fund**
Class A	$1,000.00	$1,026.40	1.14%	$5.82	$1,000.00	$1,019.46	1.14%	$5.80
Class C	1,000.00	1,023.60	1.89	9.64	1,000.00	1,015.68	1.89	9.60
Class I	1,000.00	1,029.50	0.84	4.30	1,000.00	1,020.97	0.84	4.28
Class W	1,000.00	1,028.50	0.89	4.55	1,000.00	1,020.72	0.89	4.53
Voya Global Bond Fund
Class A	$1,000.00	$1,039.00	0.90%	$4.63	$1,000.00	$1,020.67	0.90%	$4.58
Class C	1,000.00	1,034.10	1.65	8.46	1,000.00	1,016.89	1.65	8.39
Class I	1,000.00	1,039.50	0.65	3.34	1,000.00	1,021.93	0.65	3.31
Class O	1,000.00	1,038.30	0.90	4.62	1,000.00	1,020.67	0.90	4.58
Class P	1,000.00	1,042.00	0.15	0.77	1,000.00	1,024.45	0.15	0.77
Class R	1,000.00	1,036.70	1.15	5.90	1,000.00	1,019.41	1.15	5.85
Class R6	1,000.00	1,039.60	0.63	3.24	1,000.00	1,022.03	0.63	3.21
Class W	1,000.00	1,039.60	0.65	3.34	1,000.00	1,021.93	0.65	3.31
Voya Global Equity Fund
Class A	$1,000.00	$1,107.50	1.35%	$7.17	$1,000.00	$1,018.40	1.35%	$6.87
Class C	1,000.00	1,103.60	2.10	11.13	1,000.00	1,014.62	2.10	10.66
Class I	1,000.00	1,109.00	1.10	5.85	1,000.00	1,019.66	1.10	5.60
Class W	1,000.00	1,109.10	1.10	5.85	1,000.00	1,019.66	1.10	5.60

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2017*	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2017*
Voya Global Perspectives® Fund**
Class A	$1,000.00	$1,060.10	0.50%	$2.60	$1,000.00	$1,022.68	0.50%	$2.55
Class C	1,000.00	1,056.30	1.25	6.48	1,000.00	1,018.90	1.25	6.36
Class I	1,000.00	1,061.80	0.25	1.30	1,000.00	1,023.95	0.25	1.28
Class R	1,000.00	1,058.60	0.75	3.89	1,000.00	1,021.42	0.75	3.82
Class W	1,000.00	1,061.80	0.25	1.30	1,000.00	1,023.95	0.25	1.28
Voya Multi-Manager International Small Cap Fund
Class A	$1,000.00	$1,144.60	1.65%	$8.92	$1,000.00	$1,016.89	1.65%	$8.39
Class C	1,000.00	1,140.90	2.30	12.41	1,000.00	1,013.61	2.30	11.67
Class I	1,000.00	1,147.10	1.22	6.60	1,000.00	1,019.06	1.22	6.21
Class O	1,000.00	1,145.30	1.55	8.38	1,000.00	1,017.39	1.55	7.88
Class W	1,000.00	1,146.80	1.30	7.03	1,000.00	1,018.65	1.30	6.61
Voya Russia Fund
Class A	$1,000.00	$1,076.40	2.00%	$10.47	$1,000.00	$1,015.12	2.00%	$10.16
Class I	1,000.00	1,077.90	1.72	9.01	1,000.00	1,016.53	1.72	8.74
Class W	1,000.00	1,080.90	1.75	9.18	1,000.00	1,016.38	1.75	8.89

*
Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

**
The annualized expense ratios do not include expenses of underlying funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Voya Mutual Funds:
We have audited the accompanying statements of assets and liabilities, including the summary portfolios or portfolios of investments, of Voya Diversified Emerging Markets Debt Fund, Voya Global Bond Fund, Voya Global Equity Fund, Voya Global Perspectives® Fund, Voya Multi-Manager International Small Cap Fund and Voya Russia Fund, each a series of Voya Mutual Funds, as of October 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds of Voya Mutual Funds as of October 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
December 21, 2017

STATEMENTS OF ASSETS AND LIABILITIES as of October 31, 2017

	Voya Diversified Emerging Markets Debt Fund	Voya Global Bond Fund	Voya Global Equity Fund	Voya Global Perspectives® Fund
ASSETS:
Investments in securities at fair value+*	$—	$245,526,650	$272,777,513	$—
Investments in affiliated underlying funds at fair value**	21,972,144	—	—	44,739,737
Short-term investments at fair value***	600,000	16,410,117	12,642,632	—
Cash	455	76,425	69,265	—
Cash collateral for futures	—	1,055,834	431,695	—
Cash pledged for centrally cleared swaps (Note 2)	130,000	1,602,000	—	—
Cash pledged as collateral for OTC derivatives (Note 2)	—	869,000	—	—
Foreign currencies at value****	—	1,547,096	2,949,779	—
Foreign cash collateral for futures*****	—	205,729	—	—
Receivables:
Investment securities sold	—	30,945	4,709,603	—
Investments in affiliated underlying funds sold	—	—	—	4,147
Fund shares sold	32,900	246,790	32,587	30,000
Dividends	93,505	3,713	256,745	59,077
Interest	—	2,502,509	—	—
Foreign tax reclaims	—	—	278,348	—
Unrealized appreciation on forward foreign currency contracts	7,282	2,212,803	1,427	—
Prepaid expenses	35,321	28,652	16,780	11,325
Reimbursement due from manager	24,600	17,688	59,382	10,874
Other assets	160	14,209	65,642	646
Total assets	22,896,367	272,350,160	294,291,398	44,855,806
LIABILITIES:
Income distribution payable	—	61,088	—	—
Payable for investment securities purchased	—	1,462,267	3,955,102	—
Payable for investments in affiliated underlying funds purchased	93,091	—	—	59,031
Payable for fund shares redeemed	—	270,283	369,773	65,203
Payable upon receipt of securities loaned	—	1,799,663	3,625,632	—
Unrealized depreciation on forward foreign currency contracts	9,715	3,375,369	—	—
Variation margin payable on centrally cleared swaps	—	43,721	—	—
Cash received as collateral for OTC derivatives (Note 2)	—	670,000	—	—
Payable for investment management fees	15,471	109,325	229,120	7,559
Payable for distribution and shareholder service fees	47	24,734	89,136	17,026
Payable to trustees under the deferred compensation plan (Note 7)	160	14,209	65,642	646
Payable for trustee fees	99	1,626	1,396	208
Other accrued expenses and liabilities	10,567	157,725	358,143	28,906
Written options, at fair value^	—	7,452,343	—	—
Total liabilities	129,150	15,442,353	8,693,944	178,579
NET ASSETS	$22,767,217	$256,907,807	$285,597,454	$44,677,227
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$21,754,227	$252,699,210	$339,276,971	$40,662,421
Undistributed (distributions in excess of) net investment income or accumulated net investment loss	560,129	(123,072)	4,188,253	351,451
Accumulated net realized loss	(78,895)	(2,230,889)	(113,194,950)	(381,940)
Net unrealized appreciation	531,756	6,562,558	55,327,180	4,045,295
NET ASSETS	$22,767,217	$256,907,807	$285,597,454	$44,677,227
+ Including securities loaned at value	$—	$1,753,302	$3,547,539	$—
* Cost of investments in securities	$—	$241,789,405	$217,692,283	$—
** Cost of investments in affiliated underlying funds	$21,437,956	$—	$—	$40,694,442
*** Cost of short-term investments	$600,000	$16,410,475	$12,642,632	$—
**** Cost of foreign currencies	$—	$1,219,763	$2,901,630	$—
***** Cost of foreign cash collateral for futures	$—	$205,729	$—	$—
^ Premiums received on written options	$—	$7,769,852	$—	$—
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of October 31, 2017 (continued)

	Voya Diversified Emerging Markets Debt Fund	Voya Global Bond Fund	Voya Global Equity Fund	Voya Global Perspectives® Fund
Class A
Net assets	$127,610	$32,569,831	$188,815,331	$8,000,784
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	13,123	3,278,275	5,282,289	677,569
Net asset value and redemption price per share†	$9.72	$9.94	$35.74	$11.81
Maximum offering price per share (5.75%)(1)	$9.97(2)	$10.19(2)	$37.92	$12.53
Class C
Net assets	$23,462	$17,014,817	$58,224,506	$5,817,332
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	2,460	1,722,623	1,756,954	500,166
Net asset value and redemption price per share†	$9.54	$9.88	$33.14	$11.63
Class I
Net assets	$22,595,251	$53,003,604	$34,854,436	$1,711,925
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	2,315,515	5,360,731	964,937	144,507
Net asset value and redemption price per share	$9.76	$9.89	$36.12	$11.85
Class O
Net assets	n/a	$2,331,160	n/a	n/a
Shares authorized	n/a	unlimited	n/a	n/a
Par value	n/a	$—	n/a	n/a
Shares outstanding	n/a	239,930	n/a	n/a
Net asset value and redemption price per share	n/a	$9.72	n/a	n/a
Class P
Net assets	n/a	$104,361	n/a	n/a
Shares authorized	n/a	unlimited	n/a	n/a
Par value	n/a	$—	n/a	n/a
Shares outstanding	n/a	10,482	n/a	n/a
Net asset value and redemption price per share	n/a	$9.96	n/a	n/a
Class R
Net assets	n/a	$6,592,138	n/a	$24,518,393
Shares authorized	n/a	unlimited	n/a	unlimited
Par value	n/a	$—	n/a	$—
Shares outstanding	n/a	665,179	n/a	2,085,937
Net asset value and redemption price per share	n/a	$9.91	n/a	$11.75
Class R6
Net assets	n/a	$78,862,006	n/a	n/a
Shares authorized	n/a	unlimited	n/a	n/a
Par value	n/a	$—	n/a	n/a
Shares outstanding	n/a	7,951,395	n/a	n/a
Net asset value and redemption price per share	n/a	$9.92	n/a	n/a
Class W
Net assets	$20,894	$66,429,890	$3,703,181	$4,628,793
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	2,144	6,843,954	102,621	390,256
Net asset value and redemption price per share	$9.74	$9.71	$36.09	$11.86

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of  $100,000 or more, the offering price is reduced.

(2)
Maximum offering price is 2.50% and is computed at 100/97.50 of net asset value. On purchases of  $100,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of October 31, 2017

	Voya Multi- Manager International Small Cap Fund	Voya Russia Fund
ASSETS:
Investments in securities at fair value+*	$211,032,894	$87,002,217
Short-term investments at fair value**	5,667,787	95,935
Foreign currencies at value***	344,593	474
Receivables:
Investment securities sold	3,324,951	766,000
Fund shares sold	110,253	1,792
Dividends	364,849	207,837
Foreign tax reclaims	184,330	—
Unrealized appreciation on forward foreign currency contracts	704	—
Prepaid expenses	21,234	16,512
Reimbursement due from manager	29,439	7,360
Other assets	14,819	11,723
Total assets	221,095,853	88,109,850
LIABILITIES:
Payable for investment securities purchased	2,726,242	805,127
Payable for fund shares redeemed	104,749	141,111
Payable upon receipt of securities loaned	4,039,989	9,962
Unrealized depreciation on forward foreign currency contracts	33	—
Payable for investment management fees	197,309	101,645
Payable for distribution and shareholder service fees	29,998	17,245
Payable to trustees under the deferred compensation plan (Note 7)	14,819	11,723
Payable for trustee fees	1,058	425
Other accrued expenses and liabilities	271,082	181,764
Total liabilities	7,385,279	1,269,002
NET ASSETS	$213,710,574	$86,840,848
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$172,520,619	$91,846,157
Undistributed net investment income	1,470,547	955,470
Accumulated net realized loss	(662,330)	(31,758,678)
Net unrealized appreciation	40,381,738	25,797,899
NET ASSETS	$213,710,574	$86,840,848
+ Including securities loaned at value	$3,767,609	$9,480
* Cost of investments in securities	$170,640,734	$61,203,684
** Cost of short-term investments	$5,667,787	$95,935
*** Cost of foreign currencies	$350,618	$554
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of October 31, 2017 (continued)

	Voya Multi- Manager International Small Cap Fund	Voya Russia Fund
Class A
Net assets	$64,193,162	$79,896,259
Shares authorized	unlimited	unlimited
Par value	$—	$—
Shares outstanding	1,018,952	2,726,392
Net asset value and redemption price per share†	$63.00	$29.30
Maximum offering price per share (5.75%)(1)	$66.84	$31.09
Class C
Net assets	$12,490,445	n/a
Shares authorized	unlimited	n/a
Par value	$—	n/a
Shares outstanding	214,282	n/a
Net asset value and redemption price per share	$58.29	n/a
Class I
Net assets	$73,299,216	$6,331,358
Shares authorized	unlimited	unlimited
Par value	$—	$—
Shares outstanding	1,163,709	214,795
Net asset value and redemption price per share	$62.99	$29.48
Class O
Net assets	$2,874,505	n/a
Shares authorized	unlimited	n/a
Par value	$—	n/a
Shares outstanding	46,170	n/a
Net asset value and redemption price per share	$62.26	n/a
Class W
Net assets	$60,853,246	$613,231
Shares authorized	unlimited	unlimited
Par value	$—	$—
Shares outstanding	803,165	20,865
Net asset value and redemption price per share	$75.77	$29.39

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of  $50,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended October 31, 2017

	Voya Diversified Emerging Markets Debt Fund	Voya Global Bond Fund	Voya Global Equity Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$—	$47,425	$8,757,430
Interest, net of foreign taxes withheld*	585	12,118,425	2,201
Dividends from affiliated underlying funds	815,880	—	—
Dividends from unaffiliated underlying funds	2,214	—	—
Securities lending income, net	—	20,564	2,642
Total investment income	818,679	12,186,414	8,762,273
EXPENSES:
Investment management fees	157,968	1,626,215	2,654,796
Distribution and shareholder service fees:
Class A	177	93,820	440,699
Class B(1)	—	227	4,206
Class C	212	186,048	664,610
Class O	—	5,707	—
Class R	—	30,368	—
Transfer agent fees:
Class A	107	51,582	524,867
Class B(1)	—	30	1,349
Class C	32	25,584	202,404
Class I	10,627	33,589	46,841
Class O	—	3,139	—
Class P	—	31	—
Class R	—	8,348	—
Class R6	—	499	—
Class W	29	92,751	10,511
Shareholder reporting expense	867	43,800	64,810
Registration fees	73,874	97,550	64,029
Professional fees	17,750	86,531	73,396
Custody and accounting expense	8,030	142,350	85,425
Trustee fees	789	13,009	11,161
Miscellaneous expense	10,427	36,378	51,438
Interest expense	150	4,895	188
Total expenses	281,039	2,582,451	4,900,730
Waived and reimbursed fees	(114,138)	(174,333)	(702,499)
Net expenses	166,901	2,408,118	4,198,231
Net investment income	651,778	9,778,296	4,564,042
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments (net of Indonesian capital gains tax withheld^)	—	14,201,664	11,502,506
Sale of unaffiliated underlying funds	14,161	—	—
Forward foreign currency contracts	(15,616)	(3,361,228)	10,551
Foreign currency related transactions	(118)	(3,452,224)	281,596
Futures	—	1,348,027	1,961,071
Swaps	56	(17,990,570)	—
Written options	—	4,923,173	—
Net realized gain (loss)	(1,517)	(4,331,158)	13,755,724
Net change in unrealized appreciation (depreciation) on:
Investments	—	(2,092,129)	40,797,495
Affiliated underlying funds	359,396	—	—
Forward foreign currency contracts	(1,835)	4,235,417	1,427
Foreign currency related transactions	—	(482,173)	78,299
Futures	—	149,022	426,577
Swaps	—	7,500,433	—
Written options	—	(747,683)	—
Net change in unrealized appreciation (depreciation)	357,561	8,562,887	41,303,798
Net realized and unrealized gain	356,044	4,231,729	55,059,522
Increase in net assets resulting from operations	$1,007,822	$14,010,025	$59,623,564
* Foreign taxes withheld	$—	$22,849	$1,033,489
^ Foreign taxes on sale of Indonesian investments	$—	$12,225	$—

(1)
Class B converted to Class A on May 2, 2017.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended October 31, 2017

	Voya Global Perspectives® Fund	Voya Multi- Manager International Small Cap Fund	Voya Russia Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$—	$4,414,123	$3,696,207
Interest, net of foreign taxes withheld*	—	4,965	—
Dividends from affiliated underlying funds	1,048,607	—	—
Securities lending income, net	—	122,865	791
Total investment income	1,048,607	4,541,953	3,696,998
EXPENSES:
Investment management fees	83,058	2,327,920	1,150,059
Distribution and shareholder service fees:
Class A	19,767	209,500	199,325
Class B(1)	—	317	—
Class C	56,500	133,891	—
Class O	—	6,481	—
Class R	113,283	—	—
Transfer agent fees:
Class A	3,786	61,948	210,861
Class B(1)	—	31	—
Class C	2,705	13,835	—
Class I	658	34,273	7,566
Class O	—	2,688	—
Class R	10,840	—	—
Class W	1,969	56,639	1,530
Shareholder reporting expense	4,272	25,610	14,840
Registration fees	66,471	74,957	48,416
Professional fees	23,455	86,253	27,689
Custody and accounting expense	3,185	384,450	77,133
Trustee fees	1,661	8,464	3,408
Miscellaneous expense	14,240	21,513	7,650
Interest expense	—	2,082	163
Total expenses	405,850	3,450,852	1,748,640
Waived and reimbursed fees	(111,524)	(418,735)	(58,327)
Brokerage commission recapture	—	(2,766)	—
Net expenses	294,326	3,029,351	1,690,313
Net investment income	754,281	1,512,602	2,006,685
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments (net of Indian capital gains tax withheld^)	—	20,878,498	4,389,045
Sale of affiliated underlying funds	134,022	—	—
Capital gain distributions from affiliated underlying funds	237,660	—	—
Forward foreign currency contracts	—	(83,954)	—
Foreign currency related transactions	—	192,015	(7,970)
Net realized gain	371,682	20,986,559	4,381,075
Net change in unrealized appreciation (depreciation) on:
Investments (net of Indian capital gains tax accrued#)	—	33,544,093	10,480,112
Affiliated underlying funds	3,647,081	—	—
Forward foreign currency contracts	—	671	—
Foreign currency related transactions	—	21,398	(328)
Net change in unrealized appreciation (depreciation)	3,647,081	33,566,162	10,479,784
Net realized and unrealized gain	4,018,763	54,552,721	14,860,859
Increase in net assets resulting from operations	$4,773,044	$56,065,323	$16,867,544
* Foreign taxes withheld	$—	$454,900	$470,933
^ Foreign taxes on sale of Indian investments	$—	$15,788	$—
# Foreign taxes accrued on Indian investments	$—	$10,599	$—

(1)
Class B converted to Class A on May 2, 2017.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Diversified Emerging Markets Debt Fund		Voya Global Bond Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
FROM OPERATIONS:
Net investment income	$651,778	$227,646	$9,778,296	$11,305,569
Net realized gain (loss)	(1,517)	(7,417)	(4,331,158)	11,323,006
Net change in unrealized appreciation (depreciation)	357,561	211,030	8,562,887	3,265,914
Increase in net assets resulting from operations	1,007,822	431,259	14,010,025	25,894,489
FROM DISTRIBUTIONS TO SHAREHOLDERS(1):
Net investment income:
Class A	(845)	(744)	(1,284,601)	(899,661)
Class B(2)	—	—	(595)	(681)
Class C	(258)	(400)	(508,039)	(279,131)
Class I	(290,926)	(51,571)	(2,466,641)	(1,653,044)
Class O	—	—	(79,646)	(40,734)
Class P	—	—	(4,221)	(852)
Class R	—	—	(197,734)	(78,108)
Class R6	—	—	(4,508,342)	(3,683,530)
Class W	(326)	(155)	(2,401,104)	(1,662,486)
Net realized gains:
Class A	—	—	—	(370,392)
Class B(2)	—	—	—	(414)
Class C	—	—	—	(171,588)
Class I	—	—	—	(615,114)
Class O	—	—	—	(16,734)
Class P	—	—	—	(315)
Class R	—	—	—	(35,777)
Class R6	—	—	—	(1,360,415)
Class W	—	—	—	(615,739)
Return of capital:
Class A	—	—	(466,822)	(1,023,444)
Class B(2)	—	—	(367)	(1,258)
Class C	—	—	(209,358)	(420,931)
Class I	—	—	(942,265)	(1,815,105)
Class O	—	—	(26,935)	(42,726)
Class P	—	—	(1,215)	(330)
Class R	—	—	(66,472)	(75,574)
Class R6	—	—	(1,950,072)	(3,945,919)
Class W	—	—	(1,016,163)	(1,485,877)
Total distributions	(292,355)	(52,870)	(16,130,592)	(20,295,879)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	4,990,183	16,516,093	74,462,456	123,671,161
Reinvestment of distributions	292,355	52,870	15,076,407	19,461,691
	5,282,538	16,568,963	89,538,863	143,132,852
Cost of shares redeemed	(909,996)	(308,731)	(264,929,153)	(203,066,852)
Net increase (decrease) in net assets resulting from capital share transactions	4,372,542	16,260,232	(175,390,290)	(59,934,000)
Net increase (decrease) in net assets	5,088,009	16,638,621	(177,510,857)	(54,335,390)
NET ASSETS:
Beginning of year or period	17,679,208	1,040,587	434,418,664	488,754,054
End of year or period	$22,767,217	$17,679,208	$256,907,807	$434,418,664
Undistributed (distributions in excess of) net investment income or accumulated net investment loss at end of year or period	$560,129	$216,633	$(123,072)	$3,918,008

(1)
The amounts for the year ended October 31, 2016 for the Voya Global Bond Fund have been reclassified to correct an error in the tax characterization of the distributions that was not material to the previously issued financial statements.

(2)
Class B converted to Class A on May 2, 2017.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Global Equity Fund		Voya Global Perspectives® Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
FROM OPERATIONS:
Net investment income	$4,564,042	$3,861,077	$754,281	$578,584
Net realized gain (loss)	13,755,724	(20,255,409)	371,682	82,839
Net change in unrealized appreciation (depreciation)	41,303,798	10,955,048	3,647,081	943,624
Increase (decrease) in net assets resulting from operations	59,623,564	(5,439,284)	4,773,044	1,605,047
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(2,304,956)	(3,067,005)	(179,095)	(104,875)
Class B(1)	(2,387)	(5,936)	—	—
Class C	(496,431)	(818,459)	(85,115)	(30,823)
Class I	(501,029)	(605,590)	(22,691)	(3,275)
Class R	—	—	(433,578)	(207,207)
Class W	(48,270)	(61,186)	(93,155)	(61,889)
Net realized gains:
Class A	—	—	(49,288)	—
Class C	—	—	(33,762)	—
Class I	—	—	(5,528)	—
Class R	—	—	(132,339)	—
Class W	—	—	(23,021)	—
Total distributions	(3,353,073)	(4,558,176)	(1,057,572)	(408,069)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	28,885,791	11,790,445	8,025,237	6,510,421
Reinvestment of distributions	2,774,237	3,705,520	1,046,553	403,205
	31,660,028	15,495,965	9,071,790	6,913,626
Cost of shares redeemed	(79,143,695)	(73,743,026)	(7,838,330)	(5,126,068)
Net increase (decrease) in net assets resulting from capital share transactions	(47,483,667)	(58,247,061)	1,233,460	1,787,558
Net increase (decrease) in net assets	8,786,824	(68,244,521)	4,948,932	2,984,536
NET ASSETS:
Beginning of year or period	276,810,630	345,055,151	39,728,295	36,743,759
End of year or period	$285,597,454	$276,810,630	$44,677,227	$39,728,295
Undistributed net investment income at end of year or period	$4,188,253	$2,827,225	$351,451	$387,986

(1)
Class B converted to Class A on May 2, 2017.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Multi-Manager International Small Cap Fund		Voya Russia Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
FROM OPERATIONS:
Net investment income	$1,512,602	$1,900,895	$2,006,685	$1,594,296
Net realized gain (loss)	20,986,559	3,179,149	4,381,075	(8,637,290)
Net change in unrealized appreciation (depreciation)	33,566,162	(4,532,683)	10,479,784	16,010,958
Increase in net assets resulting from operations	56,065,323	547,361	16,867,544	8,967,964
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(324,922)	(526,902)	(1,350,569)	(2,068,545)
Class C	—	(24,030)	—	—
Class I	(1,033,872)	(1,373,534)	(103,823)	(85,335)
Class O	(16,423)	(23,249)	—	—
Class W	(383,909)	(443,813)	(4,405)	(8,351)
Total distributions	(1,759,126)	(2,391,528)	(1,458,797)	(2,162,231)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	32,528,339	34,987,005	12,650,127	7,105,338
Reinvestment of distributions	1,648,497	2,211,933	1,334,344	1,972,889
	34,176,836	37,198,938	13,984,471	9,078,227
Redemption fee proceeds (Note 4)	—	—	71,180	7,025
Cost of shares redeemed	(102,599,568)	(55,681,046)	(22,158,715)	(17,410,992)
Net decrease in net assets resulting from capital share transactions	(68,422,732)	(18,482,108)	(8,103,064)	(8,325,740)
Net increase (decrease) in net assets	(14,116,535)	(20,326,275)	7,305,683	(1,520,007)
NET ASSETS:
Beginning of year or period	227,827,109	248,153,384	79,535,165	81,055,172
End of year or period	$213,710,574	$227,827,109	$86,840,848	$79,535,165
Undistributed net investment income at end of year or period	$1,470,547	$1,153,841	$955,470	$415,552
See Accompanying Notes to Financial Statements

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Diversified Emerging Markets Debt Fund(4)
Class A
10-31-17	9.42	0.29•	0.15	0.44	0.14	—	—	0.14	—	9.72	4.78	1.77	1.14	1.14	3.03	128	12
10-31-16	9.17	0.21•	0.46	0.67	0.42	—	—	0.42	—	9.42	7.72	2.74	1.15	1.15	2.26	47	2
10-31-15	9.72	0.33•	(0.52)	(0.19)	0.36	—	—	0.36	—	9.17	(1.95)	8.46	1.15	1.15	3.52	19	74
10-31-14	9.67	0.30	0.21	0.51	0.46	—	—	0.46	—	9.72	5.57	10.22	1.11	1.11	3.09	38	67
11-02-12(5) - 10-31-13	10.00	0.26•	(0.51)	(0.25)	0.08	—	—	0.08	—	9.67	(2.50)	19.03	1.11	1.11	2.64	11	75
Class C
10-31-17	9.28	0.21•	0.16	0.37	0.11	—	—	0.11	—	9.54	4.07	2.52	1.89	1.89	2.25	23	12
10-31-16	9.06	0.11	0.48	0.59	0.37	—	—	0.37	—	9.28	6.94	3.49	1.90	1.90	1.36	11	2
10-31-15	9.66	0.23•	(0.48)	(0.25)	0.35	—	—	0.35	—	9.06	(2.57)	9.21	1.90	1.90	2.49	10	74
10-31-14	9.61	0.24	0.19	0.43	0.38	—	—	0.38	—	9.66	4.73	10.97	1.86	1.86	2.45	3	67
11-02-12(5) - 10-31-13	10.00	0.21•	(0.53)	(0.32)	0.07	—	—	0.07	—	9.61	(3.21)	19.78	1.86	1.86	2.16	3	75
Class I
10-31-17	9.44	0.31•	0.16	0.47	0.15	—	—	0.15	—	9.76	5.14	1.42	0.84	0.84	3.30	22,595	12
10-31-16	9.21	0.29•	0.41	0.70	0.47	—	—	0.47	—	9.44	8.14	2.25	0.85	0.85	3.17	17,615	2
10-31-15	9.76	0.35	(0.51)	(0.16)	0.39	—	—	0.39	—	9.21	(1.61)	8.07	0.85	0.85	3.67	1,009	74
10-31-14	9.70	0.34	0.19	0.53	0.47	—	—	0.47	—	9.76	5.76	9.77	0.81	0.81	3.50	1,026	67
11-02-12(5) - 10-31-13	10.00	0.32	(0.53)	(0.21)	0.09	—	—	0.09	—	9.70	(2.15)	18.32	0.81	0.81	3.26	969	75
Class W
10-31-17	9.43	0.31•	0.15	0.46	0.15	—	—	0.15	—	9.74	5.07	1.52	0.89	0.89	3.25	21	12
10-31-16	9.21	0.23•	0.46	0.69	0.47	—	—	0.47	—	9.43	7.99	2.49	0.90	0.90	2.50	6	2
10-31-15	9.76	0.35	(0.51)	(0.16)	0.39	—	—	0.39	—	9.21	(1.64)	8.21	0.90	0.90	3.66	3	74
10-31-14	9.69	0.34	0.19	0.53	0.46	—	—	0.46	—	9.76	5.79	9.97	0.86	0.86	3.45	3	67
11-02-12(5) - 10-31-13	10.00	0.31	(0.53)	(0.22)	0.09	—	—	0.09	—	9.69	(2.26)	18.78	0.86	0.86	3.21	3	75
Voya Global Bond Fund
Class A
10-31-17	9.88	0.28•	0.23	0.51	0.34	—	0.11	0.45	—	9.94	5.37	1.02	0.90	0.90	2.90	32,570	153
10-31-16(6)	9.75	0.23•	0.32	0.55	0.17	0.07	0.18	0.42	—	9.88	5.72	0.98	0.90	0.90	2.31	43,467	256
10-31-15	10.76	0.29•	(0.88)	(0.59)	0.04	—	0.38	0.42	—	9.75	(5.58)	0.98	0.90	0.90	2.80	60,274	396
10-31-14	10.99	0.39•	(0.20)	0.19	—	—	0.42	0.42	—	10.76	1.72	0.98	0.90	0.90	3.58	87,055	508
10-31-13	11.63	0.36•	(0.56)	(0.20)	0.06	—	0.38	0.44	—	10.99	(1.70)	0.94	0.91	0.91	3.17	122,549	557
Class C
10-31-17	9.82	0.21•	0.22	0.43	0.27	—	0.10	0.37	—	9.88	4.53	1.77	1.65	1.65	2.14	17,015	153
10-31-16(6)	9.69	0.15•	0.32	0.47	0.11	0.07	0.16	0.34	—	9.82	4.96	1.73	1.65	1.65	1.55	22,136	256
10-31-15	10.70	0.21•	(0.88)	(0.67)	0.02	—	0.32	0.34	—	9.69	(6.32)	1.73	1.65	1.65	2.04	28,336	396
10-31-14	10.92	0.31•	(0.19)	0.12	—	—	0.34	0.34	—	10.70	1.04	1.73	1.65	1.65	2.81	43,740	508
10-31-13	11.56	0.27•	(0.55)	(0.28)	0.04	—	0.32	0.36	—	10.92	(2.45)	1.69	1.66	1.66	2.42	68,554	557
Class I
10-31-17	9.84	0.30•	0.24	0.54	0.37	—	0.12	0.49	—	9.89	5.59	0.68	0.65	0.65	3.08	53,004	153
10-31-16(6)	9.71	0.25•	0.33	0.58	0.19	0.07	0.19	0.45	—	9.84	6.06	0.61	0.61	0.61	2.58	84,141	256
10-31-15	10.72	0.31•	(0.87)	(0.56)	0.05	—	0.40	0.45	—	9.71	(5.32)	0.61	0.61	0.61	3.09	103,129	396
10-31-14	10.95	0.40	(0.18)	0.22	—	—	0.45	0.45	—	10.72	2.01	0.63	0.63	0.63	3.81	180,697	508
10-31-13	11.59	0.38•	(0.55)	(0.17)	0.07	—	0.40	0.47	—	10.95	(1.44)	0.64	0.64	0.64	3.40	178,805	557
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Global Bond Fund (continued)
Class O
10-31-17	9.67	0.28	0.22	0.50	0.34	—	0.11	0.45	—	9.72	5.32	1.02	0.90	0.90	2.92	2,331	153
10-31-16(6)	9.55	0.21	0.33	0.54	0.18	0.07	0.17	0.42	—	9.67	5.75	0.98	0.90	0.90	2.29	2,291	256
10-31-15	10.55	0.28•	(0.86)	(0.58)	0.04	—	0.38	0.42	—	9.55	(5.59)	0.98	0.90	0.90	2.79	2,359	396
10-31-14	10.78	0.37	(0.18)	0.19	—	—	0.42	0.42	—	10.55	1.77	0.98	0.90	0.90	3.55	3,092	508
10-31-13	11.42	0.36	(0.56)	(0.20)	0.06	—	0.38	0.44	—	10.78	(1.73)	0.94	0.91	0.91	3.18	3,424	557
Class P
10-31-17	9.90	0.36	0.22	0.58	0.40	—	0.12	0.52	—	9.96	6.05	0.66	0.15	0.15	3.68	104	153
06-29-16(5)(6) - 10-31-16	10.09	0.12•	(0.16)	(0.04)	0.05	0.07	0.03	0.15	—	9.90	(0.42)	0.60	0.10	0.10	3.33	100	256
Class R
10-31-17	9.86	0.26	0.22	0.48	0.32	—	0.11	0.43	—	9.91	4.99	1.27	1.15	1.15	2.68	6,592	153
10-31-16(6)	9.73	0.20•	0.32	0.52	0.15	0.07	0.17	0.39	—	9.86	5.48	1.23	1.15	1.15	2.02	5,804	256
10-31-15	10.74	0.26•	(0.87)	(0.61)	0.04	—	0.36	0.40	—	9.73	(5.78)	1.23	1.15	1.15	2.57	3,530	396
10-31-14	10.97	0.33•	(0.17)	0.16	—	—	0.39	0.39	—	10.74	1.49	1.23	1.15	1.15	3.01	1,022	508
10-31-13	11.61	0.33	(0.56)	(0.23)	0.05	—	0.36	0.41	—	10.97	(1.94)	1.19	1.16	1.16	2.93	232	557
Class R6
10-31-17	9.88	0.30•	0.23	0.53	0.37	—	0.12	0.49	—	9.92	5.51	0.63	0.63	0.63	3.08	78,862	153
10-31-16(6)	9.75	0.26•	0.32	0.58	0.19	0.07	0.19	0.45	—	9.88	6.06	0.59	0.59	0.59	2.61	183,254	256
10-31-15	10.76	0.32•	(0.88)	(0.56)	0.05	—	0.40	0.45	—	9.75	(5.27)	0.59	0.59	0.59	3.13	220,401	396
10-31-14	10.99	0.42•	(0.20)	0.22	—	—	0.45	0.45	—	10.76	2.03	0.60	0.60	0.60	3.86	204,999	508
05-31-13(5) - 10-31-13	10.98	0.15•	0.01	0.16	—	—	0.15	0.15	—	10.99	1.54	0.65	0.65	0.65	3.28	183,368	557
Class W
10-31-17	9.66	0.30•	0.23	0.53	0.36	—	0.12	0.48	—	9.71	5.61	0.77	0.65	0.65	3.13	66,430	153
10-31-16(6)	9.54	0.25•	0.31	0.56	0.19	0.07	0.18	0.44	—	9.66	6.02	0.73	0.65	0.65	2.52	93,181	256
10-31-15	10.54	0.32•	(0.87)	(0.55)	0.05	—	0.40	0.45	—	9.54	(5.35)	0.73	0.65	0.65	3.22	70,620	396
10-31-14	10.78	0.40	(0.19)	0.21	—	—	0.45	0.45	—	10.54	1.93	0.73	0.65	0.65	3.77	34,280	508
10-31-13	11.41	0.37•	(0.53)	(0.16)	0.07	—	0.40	0.47	—	10.78	(1.38)	0.69	0.66	0.66	3.40	27,626	557
Voya Global Equity Fund
Class A
10-31-17	29.23	0.58•	6.34	6.92	0.41	—	—	0.41	—	35.74	23.96	1.62	1.35	1.35	1.80	188,815	59
10-31-16	29.96	0.42•	(0.70)	(0.28)	0.45	—	—	0.45	—	29.23	(0.90)	1.56	1.36	1.36	1.46	169,320	92
10-31-15	31.66	0.50•	(0.86)	(0.36)	1.34	—	—	1.34	—	29.96	(1.17)(a)	1.50	1.35	1.35	1.62	208,797	147
10-31-14	31.26	0.90•	(0.51)	0.39	0.02	—	—	0.02	0.03	31.66	1.33(b)	1.49	1.35	1.35	2.79	186,003	57
10-31-13	26.44	0.33•	5.15	5.48	0.66	—	—	0.66	—	31.26	21.10	1.60	1.36	1.36	1.15	229,273	125
Class C
10-31-17	27.11	0.29•	5.93	6.22	0.19	—	—	0.19	—	33.14	23.08	2.37	2.10	2.10	0.99	58,225	59
10-31-16	27.83	0.19•	(0.66)	(0.47)	0.25	—	—	0.25	—	27.11	(1.68)	2.31	2.11	2.11	0.71	73,106	92
10-31-15	29.40	0.26•	(0.81)	(0.55)	1.02	—	—	1.02	—	27.83	(1.91)(a)	2.25	2.10	2.10	0.90	93,243	147
10-31-14	29.23	0.61•	(0.47)	0.14	—	—	—	—	0.03	29.40	0.58(b)	2.24	2.10	2.10	2.03	112,882	57
10-31-13	24.67	0.12•	4.81	4.93	0.37	—	—	0.37	—	29.23	20.16	2.35	2.11	2.11	0.44	135,057	125
Class I
10-31-17	29.53	0.67•	6.41	7.08	0.49	—	—	0.49	—	36.12	24.32	1.21	1.10	1.10	2.04	34,854	59
10-31-16	30.26	0.52	(0.74)	(0.22)	0.51	—	—	0.51	—	29.53	(0.70)	1.23	1.11	1.11	1.70	30,738	92
10-31-15	32.01	0.58•	(0.86)	(0.28)	1.47	—	—	1.47	—	30.26	(0.90)(a)	1.24	1.10	1.10	1.88	37,562	147
10-31-14	31.54	0.95•	(0.48)	0.47	0.03	—	—	0.03	0.03	32.01	1.58(b)	1.21	1.10	1.10	2.93	44,586	57
10-31-13	26.69	0.43•	5.17	5.60	0.75	—	—	0.75	—	31.54	21.40	1.32	1.11	1.11	1.49	45,485	125
Class W
10-31-17	29.51	0.70•	6.37	7.07	0.49	—	—	0.49	—	36.09	24.31	1.37	1.10	1.10	2.14	3,703	59
10-31-16	30.24	0.49•	(0.71)	(0.22)	0.51	—	—	0.51	—	29.51	(0.69)	1.31	1.11	1.11	1.69	2,788	92
10-31-15	31.96	0.59•	(0.87)	(0.28)	1.44	—	—	1.44	—	30.24	(0.89)(a)	1.25	1.10	1.10	1.90	4,027	147
10-31-14	31.49	1.06•	(0.59)	0.47	0.03	—	—	0.03	0.03	31.96	1.59(b)	1.24	1.10	1.10	3.28	3,421	57
10-31-13	26.69	0.50•	5.09	5.59	0.79	—	—	0.79	—	31.49	21.39	1.35	1.11	1.11	1.78	6,380	125
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Global Perspectives® Fund(4)
Class A
10-31-17	10.81	0.23	1.08	1.31	0.24	0.07	—	0.31	—	11.81	12.45	0.77	0.50	0.50	2.05	8,001	46
10-31-16	10.49	0.19	0.26	0.45	0.13	—	—	0.13	—	10.81	4.41	0.75	0.57	0.57	1.74	8,146	20
10-31-15	11.06	0.14	(0.40)	(0.26)	0.23	0.08	—	0.31	—	10.49	(2.44)	0.77	0.46	0.46	1.37	8,302	70
10-31-14	10.61	0.15	0.44	0.59	0.13	0.01	—	0.14	—	11.06	5.56	1.11	0.42	0.42	1.51	7,513	12
03-28-13(5) - 10-31-13	10.00	0.09•	0.52	0.61	—	—	—	—	—	10.61	6.10	5.08	0.39	0.39	1.41	2,219	4
Class C
10-31-17	10.66	0.15	1.06	1.21	0.17	0.07	—	0.24	—	11.63	11.55	1.52	1.25	1.25	1.28	5,817	46
10-31-16	10.36	0.10	0.27	0.37	0.07	—	—	0.07	—	10.66	3.58	1.50	1.32	1.32	0.96	5,543	20
10-31-15	10.95	0.06•	(0.38)	(0.32)	0.19	0.08	—	0.27	—	10.36	(3.04)	1.52	1.21	1.21	0.60	4,740	70
10-31-14	10.57	0.06•	0.44	0.50	0.11	0.01	—	0.12	—	10.95	4.73	1.86	1.17	1.17	0.53	3,665	12
03-28-13(5) - 10-31-13	10.00	0.03	0.54	0.57	—	—	—	—	—	10.57	5.70	5.83	1.14	1.14	0.73	112	4
Class I
10-31-17	10.86	0.24	1.09	1.33	0.27	0.07	—	0.34	—	11.85	12.64	0.53	0.25	0.25	2.18	1,712	46
10-31-16	10.53	0.21•	0.28	0.49	0.16	—	—	0.16	—	10.86	4.74	0.57	0.32	0.32	1.94	672	20
10-31-15	11.09	0.18	(0.42)	(0.24)	0.24	0.08	—	0.32	—	10.53	(2.20)	0.62	0.21	0.21	1.65	270	70
10-31-14	10.62	0.20•	0.42	0.62	0.14	0.01	—	0.15	—	11.09	5.83	0.96	0.17	0.17	1.82	287	12
03-28-13(5) - 10-31-13	10.00	0.10•	0.52	0.62	—	—	—	—	—	10.62	6.20	5.03	0.14	0.14	1.65	81	4
Class R
10-31-17	10.77	0.20	1.07	1.27	0.22	0.07	—	0.29	—	11.75	12.06	1.02	0.75	0.75	1.77	24,518	46
10-31-16	10.45	0.15	0.28	0.43	0.11	—	—	0.11	—	10.77	4.19	1.00	0.82	0.82	1.48	21,296	20
10-31-15	11.02	0.12•	(0.41)	(0.29)	0.20	0.08	—	0.28	—	10.45	(2.69)	1.02	0.71	0.71	1.09	19,435	70
10-31-14	10.59	0.14	0.42	0.56	0.12	0.01	—	0.13	—	11.02	5.34	1.36	0.67	0.67	1.20	15,877	12
03-28-13(5) - 10-31-13	10.00	0.07•	0.52	0.59	—	—	—	—	—	10.59	5.90	5.33	0.64	0.64	1.20	6,200	4
Class W
10-31-17	10.86	0.27	1.07	1.34	0.27	0.07	—	0.34	—	11.86	12.69	0.52	0.25	0.25	2.28	4,629	46
10-31-16	10.54	0.21	0.27	0.48	0.16	—	—	0.16	—	10.86	4.67	0.50	0.32	0.32	1.99	4,071	20
10-31-15	11.10	0.19	(0.43)	(0.24)	0.24	0.08	—	0.32	—	10.54	(2.20)	0.52	0.21	0.21	1.61	3,997	70
10-31-14	10.62	0.17	0.46	0.63	0.14	0.01	—	0.15	—	11.10	5.93	0.86	0.17	0.17	1.54	3,317	12
03-28-13(5) - 10-31-13	10.00	0.11•	0.51	0.62	—	—	—	—	—	10.62	6.20	4.83	0.14	0.14	1.77	171	4
Voya Multi-Manager International Small Cap Fund
Class A
10-31-17	48.53	0.30•	14.44	14.74	0.27	—	—	0.27	—	63.00	30.55	1.84	1.65	1.65	0.56	64,193	50
10-31-16	48.81	0.28	(0.19)	0.09	0.37	—	—	0.37	—	48.53	0.19	1.83	1.66	1.66	0.57	60,149	64
10-31-15	46.78	0.19•	2.16	2.35	0.32	—	—	0.32	—	48.81	5.09(c)	1.75	1.71	1.71	0.39	67,201	95
10-31-14	47.45	0.21•	(0.21)	0.00*	0.69	—	—	0.69	0.02	46.78	0.03(b)	1.78	1.73	1.73	0.42	70,604	46
10-31-13	37.07	0.23•	10.79	11.02	0.64	—	—	0.64	—	47.45	30.16	1.79	1.75	1.75	0.55	86,289	117
Class C
10-31-17	44.94	(0.05)•	13.40	13.35	—	—	—	—	—	58.29	29.71	2.49	2.30	2.30	(0.10)	12,490	50
10-31-16	45.21	(0.04)•	(0.17)	(0.21)	0.06	—	—	0.06	—	44.94	(0.46)	2.48	2.31	2.31	(0.10)	15,299	64
10-31-15	43.35	(0.11)•	2.01	1.90	0.04	—	—	0.04	—	45.21	4.40(c)	2.40	2.36	2.36	(0.25)	18,054	95
10-31-14	44.05	(0.11)•	(0.18)	(0.29)	0.43	—	—	0.43	0.02	43.35	(0.62)(b)	2.43	2.38	2.38	(0.23)	19,704	46
10-31-13	34.50	(0.04)•	10.04	10.00	0.45	—	—	0.45	—	44.05	29.32	2.44	2.40	2.40	(0.10)	22,452	117
Class I
10-31-17	48.55	0.44•	14.50	14.94	0.50	—	—	0.50	—	62.99	31.13	1.43	1.22	1.22	0.82	73,299	50
10-31-16	48.84	0.48•	(0.18)	0.30	0.59	—	—	0.59	—	48.55	0.63	1.39	1.22	1.22	1.02	100,754	64
10-31-15	46.90	0.40•	2.15	2.55	0.61	—	—	0.61	—	48.84	5.55(c)	1.31	1.25	1.25	0.84	110,360	95
10-31-14	47.56	0.43	(0.20)	0.23	0.91	—	—	0.91	0.02	46.90	0.53(b)	1.32	1.25	1.25	0.92	105,797	46
10-31-13	37.14	0.43•	10.79	11.22	0.80	—	—	0.80	—	47.56	30.79	1.33	1.27	1.27	1.04	94,486	117
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Multi-Manager International Small Cap Fund (continued)
Class O
10-31-17	47.97	0.39	14.23	14.62	0.33	—	—	0.33	—	62.26	30.69	1.74	1.55	1.55	0.70	2,875	50
10-31-16	48.25	0.32•	(0.19)	0.13	0.41	—	—	0.41	—	47.97	0.28	1.73	1.56	1.56	0.69	2,462	64
10-31-15	46.30	0.24	2.12	2.36	0.41	—	—	0.41	—	48.25	5.19(c)	1.65	1.61	1.61	0.49	2,783	95
10-31-14	47.01	0.26	(0.21)	0.05	0.78	—	—	0.78	0.02	46.30	0.14(b)	1.68	1.63	1.63	0.53	2,764	46
10-31-13	36.75	0.29•	10.66	10.95	0.69	—	—	0.69	—	47.01	30.28	1.69	1.65	1.65	0.70	2,763	117
Class W
10-31-17	58.29	0.63	17.30	17.93	0.45	—	—	0.45	—	75.77	31.03	1.49	1.30	1.30	0.93	60,853	50
10-31-16	58.51	0.53	(0.23)	0.30	0.52	—	—	0.52	—	58.29	0.53	1.48	1.31	1.31	0.92	49,086	64
10-31-15	56.03	0.44	2.57	3.01	0.53	—	—	0.53	—	58.51	5.46(c)	1.40	1.36	1.36	0.77	49,382	95
10-31-14	56.66	0.46•	(0.27)	0.19	0.84	—	—	0.84	0.02	56.03	0.37(b)	1.43	1.38	1.38	0.78	44,417	46
10-31-13	44.11	0.45•	12.86	13.31	0.76	—	—	0.76	—	56.66	30.62	1.44	1.40	1.40	0.92	44,424	117
Voya Russia Fund
Class A
10-31-17	24.35	0.64	4.75	5.39	0.44	—	—	0.44	—	29.30	22.29	2.08	2.00	2.00	2.34	79,896	25
10-31-16	22.33	0.45•	2.18	2.63	0.61	—	—	0.61	—	24.35	12.28	2.08	2.00	2.00	2.07	74,307	34
10-31-15	27.47	0.76•	(5.15)	(4.39)	0.75	—	—	0.75	—	22.33	(15.55)	2.13	2.02	2.02	3.24	77,726	16
10-31-14	34.82	0.37•	(7.20)	(6.83)	0.52	—	—	0.52	—	27.47	(19.89)	2.07	2.07	2.07	1.20	105,813	76
10-31-13	31.44	0.46•	3.15	3.61	0.23	—	—	0.23	—	34.82	11.53	2.01	2.01	2.01	1.42	183,279	28
Class I
10-31-17	24.51	0.65•	4.83	5.48	0.51	—	—	0.51	—	29.48	22.56	1.72	1.72	1.72	2.38	6,331	25
10-31-16	22.49	0.51	2.17	2.68	0.66	—	—	0.66	—	24.51	12.51	1.73	1.73	1.73	2.14	5,026	34
10-31-15	27.73	0.92•	(5.31)	(4.39)	0.85	—	—	0.85	—	22.49	(15.34)	1.81	1.77	1.77	3.88	3,053	16
10-31-14	35.16	0.47•	(7.33)	(6.86)	0.57	—	—	0.57	—	27.73	(19.80)	1.88	1.88	1.88	1.53	4,354	76
10-31-13	31.76	0.53•	3.13	3.66	0.26	—	—	0.26	—	35.16	11.58	1.85	1.85	1.85	1.61	7,038	28
Class W
10-31-17	24.35	1.07•	4.47	5.54	0.50	—	—	0.50	—	29.39	22.93	1.83	1.75	1.75	3.95	613	25
10-31-16	22.36	0.40•	2.26	2.66	0.67	—	—	0.67	—	24.35	12.50	1.83	1.75	1.75	1.83	203	34
10-31-15	27.61	0.96•	(5.33)	(4.37)	0.88	—	—	0.88	—	22.36	(15.35)	1.88	1.77	1.77	4.11	276	16
10-31-14	35.05	0.62•	(7.43)	(6.81)	0.63	—	—	0.63	—	27.61	(19.74)	1.82	1.82	1.82	2.05	56	76
10-31-13	31.72	0.68•	3.03	3.71	0.38	—	—	0.38	—	35.05	11.77	1.76	1.76	1.76	2.08	78	28

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by an Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)
Ratios do not include expenses of underlying funds.

(5)
Commencement of operations.

(6)
The amounts for the year ended October 31, 2016 have been reclassified to correct an error in the tax characterization of the distributions that was not material to the previously issued financial statements.

(a)
Excluding amounts related to a foreign currency settlement recorded in the fiscal year ended October 31, 2015, Global Equity total return would have been (1.80)%, (2.54)%, (2.54)%, (1.54)% and (1.53)% for Classes A,B,C,I and W, respectively.

(b)
Excluding a distribution payment from settlement of a regulatory matter during the year ended October 31, 2014, total return for Global Equity would have been 1.24%, 0.50%, 0.49%, 1.49% and 1.50% on Classes A, B, C, I and W; and total return for Multi-Manager International Small Cap would have been (0.01)%, (0.65)%,(0.65)%, 0.49%, 0.10% and 0.34% on Classes A, B, C, I, O and W, respectively.

(c)
Excluding amounts related to a foreign currency settlement recorded in the fiscal year ended October 31, 2015, Multi-Manager International Small Cap total return would have been 4.72%, 4.01%, 4.03%, 5.18%, 4.82% and 5.09% for Classes A,B,C,I,R and W, respectively.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of October 31, 2017

NOTE 1 — ORGANIZATION
Voya Mutual Funds (the “Trust”) is a Delaware statutory trust organized on December 18, 1992 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end investment management company. There are sixteen separate active investment series, six of which are included in this report (each, a “Fund” and collectively, the “Funds”): Voya Diversified Emerging Markets Debt Fund (“Diversified Emerging Markets Debt”), Voya Global Bond Fund (“Global Bond”), Voya Global Equity Fund (“Global Equity”), Voya Global Perspectives® Fund (“Global Perspectives®”), Voya Multi-Manager International Small Cap Fund (“Multi-Manager International Small Cap”), and Voya Russia Fund (“Russia”). Each Fund, except Russia, is a diversified series of the Trust. Russia is non-diversified series of the Trust. Prior to May 24, 2017, Global Bond was a non-diversified series of the Trust.
Each Fund offers at least one or more of the following classes of shares: Class A, Class C, Class I, Class O, Class P*, Class R, Class R6 and Class W. At the close of business on May 2, 2017 (the “Conversion Date”), all outstanding Class B shares of each Fund were converted to Class A shares of the same Fund, which was prior to the date the Class B shares would have normally converted to Class A shares. Shareholders benefited from the earlier Conversion Date because the 12b-1 fees for Class A shares are lower than the 12b-1 fees for Class B shares. No contingent deferred sales charges (“CDSCs”) were payable in connection with this early conversion. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees and transfer agent fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, serves as the sub-adviser to all Funds except Multi-Manager International Small Cap and Russia. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Funds.
The investment companies in which certain Funds invest are collectively referred to as the “Underlying Funds.”
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Fund is closed for business, Fund shares will not be priced and a Fund does not transact purchase and redemption orders. To the extent a Fund’s assets are traded in other markets on days when a Fund does not price its shares, the value of a Fund’s assets will likely change and you will not be able to purchase or redeem shares of a Fund.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank

*
Patent Pending

NOTES TO FINANCIAL STATEMENTS as of October 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, each Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Funds’ Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) Over-the-counter swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which each Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Funds’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Funds. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended

NOTES TO FINANCIAL STATEMENTS as of October 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

dilutive or accretive effect on the value of shareholders’ investments in each Fund.
Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including each sub-adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Funds’ investments under these levels of classification is included following the Portfolio of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between levels of a Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Fund has a significant amount of Level 3 investments.
For the year ended October 31, 2017, there have been no significant changes to the fair valuation methodologies.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded, net of any applicable withholding tax, on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method. Capital gain dividends from Underlying Funds are recorded as capital gain distributions from affiliated Underlying Funds.
C. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars.
Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Funds and Underlying Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid, and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.
D. Risk Exposures and the Use of Derivative Instruments. The Funds’ investment strategies permit them to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts, futures, purchased options, written options, and swaps. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.

NOTES TO FINANCIAL STATEMENTS as of October 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

In pursuit of their investment objectives, the Funds may seek to increase or decrease their exposure to the following market or credit risk factors:
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Fund to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that a Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Fund through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, market interest rates in the United States are at or near historic lows, which may increase a Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.
Risks of Investing in Derivatives. The Funds’ use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market or credit risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Fund and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Fund to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated over-the-counter (“OTC”) with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at

NOTES TO FINANCIAL STATEMENTS as of October 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union is (and other countries outside of the European Union are) implementing similar requirements, which will affect a Fund when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear. Central clearing is expected to reduce counterparty risk and increase liquidity, however, there is no assurance that it will achieve that result, and in the meantime, central clearing and related requirements expose a Fund to new kinds of costs and risks.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. The Funds’ derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Funds intend to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, the Funds generally enter into master netting arrangements, established within the Funds’ International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by the Funds and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
The Funds may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Funds is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.
At October 31, 2017, the maximum amount of loss that Diversified Emerging Markets Debt, Global Bond, Global Equity and Multi-Manager International Small Cap would incur if its counterparties failed to perform would be $7,282, $10,287,536, $1,427 and $704, respectively, which represents the gross payments to be received on open OTC purchased options (Global Bond only) and forward foreign currency contracts were they to be unwound as of October 31, 2017. To reduce the amount of potential loss to Global Bond, various counterparties have pledged $670,000 in cash collateral for open OTC derivatives. There was no collateral pledged to Diversified Emerging Markets Debt, Global Equity or Multi-Manager International Small Cap at October 31, 2017.
The Funds have credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Funds. Credit related contingent features are established between the Funds and their derivatives counterparties to reduce the risk that the Funds will not fulfill their payment obligations to their counterparties. These triggering features include, but are not limited to, a percentage decrease in a Fund’s net assets and/or a percentage decrease in a Fund’s NAV, which could cause a Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Funds’ Master Agreements.
Diversified Emerging Markets Debt, Global Bond and Multi-Manager International Small Cap had a liability position of  $9,715, $10,827,712 and $33, respectively, on forward foreign currency contracts and written OTC options (Global Bond only) with credit related contingent features. If a contingent feature would have been triggered as of October 31, 2017, Diversified Emerging Markets Debt, Global Bond and Multi-Manager International Small Cap could have been required to pay this amount in cash to its counterparties. As of October 31, 2017, Global Bond had pledged $869,000 in cash collateral for its open OTC derivative transactions. Diversified Emerging Markets Debt and Multi-Manager International Small Cap did not pledge any cash collateral at October 31, 2017 for their open OTC derivative transactions.
E. Forward Foreign Currency Transactions and Futures Contracts. Each Fund and Underlying Fund may enter into forward foreign currency exchange transactions to convert to and from different foreign currencies and to

NOTES TO FINANCIAL STATEMENTS as of October 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

and from the U.S. dollar, generally in connection with the planned purchases or sales of securities. The Funds and Underlying Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or may use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.
Diversified Emerging Markets Debt, Global Equity and Multi-Manager International Small Cap used forward foreign currency contracts primarily to protect their non-U.S. dollar denominated holdings from adverse currency movements. Global Bond used forward foreign currency contracts primarily to gain currency exposure and to protect its non-U.S. dollar denominated holdings from adverse currency movements. The Funds had an average contract amount on forward foreign currency contracts to buy and sell as follows:
	Buy	Sell
Diversified Emerging Markets Debt	$37,019	$43,227
Global Bond	279,101,040	167,053,889
Global Equity	—	506,955
Multi-Manager International Small Cap	1,632,890	391,835
Please refer to the tables following the Portfolio of Investments for Diversified Emerging Markets Debt, Global Bond, Global Equity and Multi-Manager International Small Cap for open forward foreign currency contracts at October 31, 2017.
Each Fund and Underlying Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. Each Fund and Underlying Fund intends to limit its use of futures contracts and futures options to “bona fide hedging” transactions, as such term is defined in applicable regulations, interpretations and practice. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund or an Underlying Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund or an
Underlying Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund or an Underlying Fund. When the contract is closed, the Fund or Underlying Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended October 31, 2017, Global Bond had both purchased and sold futures contracts on various bonds and notes to gain exposure to different parts of the yield curve to assist the Fund with its duration strategy. During the year ended October 31, 2017, Global Equity purchased futures contracts on various equity indices to “equitize” cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Fund’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
During the year ended October 31, 2017, Global Bond had an average notional value of  $89,353,679 and $56,458,447 on futures contracts purchased and sold, respectively. During the year ended October 31, 2017, Global Equity had an average notional value of $10,744,476 on futures contracts purchased. Please refer to the tables for Global Bond and Global Equity following each respective Portfolio of Investments for open futures contracts at October 31, 2017.
F. Options Contracts. The Funds may write call and put options on futures, interest rate caps and floors, swaps (“swaptions”), securities, commodities or foreign currencies it owns or in which it may invest. Writing put options tends to increase the Funds’ exposure to the underlying instrument. Writing call options tends to decrease the Funds’ exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are

NOTES TO FINANCIAL STATEMENTS as of October 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

reflected as written options outstanding on the Statements of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Funds may not be able to enter into a closing transaction because of an illiquid market.
The Funds may also purchase put and call options. Purchasing call options tends to increase the Funds’ exposure to the underlying instrument. Purchasing put options tends to decrease the Funds’ exposure to the underlying instrument. The Funds pay a premium which is included on the Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.
During the year ended October 31, 2017, Global Bond had purchased credit default swaptions to gain exposure to credit risk. There were no open purchased credit default swaptions at October 31, 2017.
During the year ended October 31, 2017, Global Bond had purchased and written foreign currency options to gain exposure to currencies and to generate income. There were no open purchased or written foreign currency options at October 31, 2017.
During the year ended October 31, 2017, Global Bond had purchased and written interest rate swaptions to gain additional exposure to interest rates and to generate income. Please refer to the tables following the Portfolio of Investments for open purchased and written interest rate swaptions at October 31, 2017.
During the year ended October 31, 2017, Global Bond had written interest rate caps and floors to generate income. There were no open interest rate caps or floors at October 31, 2017.
During the year ended October 31, 2017, Global Bond had written interest rate flatteners and steepeners to generate income. There were no open interest rate flatteners or steepeners at October 31, 2017.
Please refer to Note 10 for the volume of purchased and written option activity during the year ended October 31, 2017.
G. Swap Agreements. Certain Funds may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Fund may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Fund’s Portfolio of Investments.
Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on each Fund’s Statement of Assets and Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statements of Operations. Upfront payments paid or received by a Fund when entering into the agreements are reported on the Statements of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statement of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Fund’s Statements of Operations upon termination or maturity of the swap. A Fund also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statements of Operations.
Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each

NOTES TO FINANCIAL STATEMENTS as of October 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Fund’s Statement of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.
Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Fund will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.
A Fund is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Fund may execute these contracts to manage its exposure to the market or certain sectors of the market. A Fund may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).
Certain Funds may sell credit default swaps which expose these Funds to the risk of loss from credit risk-related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/ moratorium. If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.
Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Fund’s Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/ performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.
For the year ended October 31, 2017, Diversified Emerging Markets Debt bought credit protection on credit default swap indices (“CDX”) with a notional amount of $1,000,000 to hedge the credit risk associated with various sectors within the credit market. A CDX is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. At October 31, 2017, Diversified Emerging Markets Debt had pledged $130,000 in cash collateral for centrally cleared credit default swaps. There were no open credit default swaps to buy protection at October 31, 2017.

NOTES TO FINANCIAL STATEMENTS as of October 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

For the year ended October 31, 2017, Global Bond sold credit protection on credit default swap indices (“CDX”) with a notional amount of  $21,866,000 to gain additional exposure to the various sectors of the credit market. A CDX is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. There were no open credit default swaps to sell protection at October 31, 2017.
Interest Rate Swap Agreements. Certain Funds may enter into interest rate swaps. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.
For the year ended October 31, 2017, Global Bond has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate (“long interest rate swap”) in order to increase exposure to interest rate risk. Average notional amounts on long interest rate swaps were $1,445,769,075.
For the year ended October 31, 2017, Global Bond has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate (“short interest rate swap”) in order to decrease exposure to interest rate risk. Average notional amounts on short interest rate swaps were $1,422,453,574.
At October 31, 2017, Global Bond had pledged $1,602,000 in cash collateral for open centrally cleared swaps.
Global Bond entered into interest rate swaps to manage its duration. Please refer to the table following the Portfolio of Investments for Global Bond for open centrally cleared interest rate swaps at October 31, 2017.
H. Distributions to Shareholders. The Funds record distributions to their shareholders on ex-dividend date. Each Fund, except for Global Bond, declares and pays dividends, if any, annually. Global Bond declares dividends daily and pays dividends, if any, monthly. Each Fund distributes capital gains, if any, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
I. Federal Income Taxes. It is the policy of each Fund to comply with the requirements of subchapter M of the
Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.
The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
J. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
K. Securities Lending. Each Fund has the option to temporarily loan securities representing up to 33 1∕3% of its total assets (except Multi-Manager International Small Cap and Global Equity, which can each lend up to 30% of its total assets) to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Funds will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Funds will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Funds will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Funds. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Funds to be more volatile. The use of leverage may increase expenses and increase the impact of the Funds’ other risks.
L. Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of

NOTES TO FINANCIAL STATEMENTS as of October 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the Securities Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
M. Delayed-Delivery or When-Issued Transactions. Each Fund may purchase or sell securities on a when-issued or a delayed-delivery basis. Each Fund may enter into forward commitments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in the Funds’ Portfolio of investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to segregate liquid assets with the Funds’ custodian sufficient to cover the purchase price.
To mitigate counterparty risk, the Funds have entered into Master Securities Forward Transaction Agreements (“MSFTA”) with their respective counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all the when-issued or delayed-delivery transactions with a particular counterparty. Cash collateral, if any, is presented on the Statements of Assets and Liabilities as an asset (Cash pledged as collateral for delayed-delivery or when-issued securities) and a liability (Cash received as collateral for delayed-delivery or when-issued securities).
At October 31, 2017, there was no cash collateral posted to or from any Fund for delayed-delivery or when-issued transactions.
N. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended October 31, 2017, the cost of purchases and the proceeds from the sales of securities, excluding short-term and U.S. government securities, were as follows:
	Purchases	Sales
Diversified Emerging Markets Debt	$6,524,969	$2,353,193
Global Bond	152,513,008	280,007,583
Global Equity	155,526,170	195,640,528
Global Perspectives®	19,944,314	18,922,549
Multi-Manager International Small Cap	103,735,280	173,061,908
Russia	21,088,444	26,528,380
U.S. government securities not included above were as follows:
	Purchases	Sales
Global Bond	$306,975,452	$334,636,850
NOTE 4 — REDEMPTION FEES
A 2% redemption fee is charged on shares of Russia that are redeemed (including in connection with an exchange) within 365 days or less from their date of purchase. The redemption fee is recorded as an addition to paid-in capital. Total redemption fee proceeds for the year ended October 31, 2017 and the year ended October 31, 2016 were $71,180 and $7,025, respectively, and are reflected in the accompanying Statements of Changes in Net Assets.
NOTE 5 — INVESTMENT MANAGEMENT FEES
The Funds have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Funds. The Investment Adviser oversees all investment advisory and portfolio management services for the Funds and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. On

NOTES TO FINANCIAL STATEMENTS as of October 31, 2017 (continued)

NOTE 5 — INVESTMENT MANAGEMENT FEES (continued)

March 9, 2017, the Board approved a change to reflect that Voya Investments, the Investment Adviser to Multi-Manager International Small Cap, may, from time to time, directly manage a portion of the Fund’s investment portfolio effective April 3, 2017. The Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates.
Fund	As a Percentage of Average Daily Net Assets
Diversified Emerging Markets Debt	0.80%
Global Bond	0.50%
Global Equity	0.95% on the first $500 million; 0.90% on the next $500 million; and 0.825% in excess of $1 billion
Global Perspectives®	0.20% on affiliated Underlying Funds; 0.40% on unaffiliated Underlying Funds or other direct investments
Multi-Manager International Small Cap	1.10% on first $500 million; 1.00% on next $500 million; and 0.95% in excess of $1 billion
Russia	1.35%
The Investment Adviser has contractually agreed to waive a portion of the management fee for Multi-Manager International Small Cap. The waiver was effective in connection with a sub-advisory fee reduction that occurred on June 1, 2009. The waiver is calculated as follows: waiver = 50% x (former sub-advisory fee rate minus new sub-advisory fee rate) x average daily net assets as of the calculation date. For the year ended October 31, 2017, the Investment Adviser waived $74,770 in management fees for the Fund. Termination or modification of this obligation requires approval by the Board.
The Investment Adviser is also contractually obligated to waive the management fee for Class P shares of Global Bond. This waiver is not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.
The Investment Adviser has entered into a sub-advisory agreement with each respective sub-adviser. These sub-advisers provide investment advice for the various Funds and are paid by the Investment Adviser based on the average daily net assets of the respective Funds. Subject to such policies as the Board or the Investment Adviser may determine, each sub-adviser manages each respective Fund’s assets in accordance with that Fund’s investment objectives, policies, and limitations. The sub-adviser of each Fund is as follows (*denotes an affiliated sub-adviser):
Fund	Sub-Adviser
Diversified Emerging Markets Debt	Voya IM*
Global Bond	Voya IM*
Global Equity	Voya IM*
Global Perspectives®	Voya IM*
Multi-Manager International Small Cap	Acadian Asset Management LLC, Victory Capital Management Inc. and Wellington Management Company LLP
Russia	NNIP Advisors B.V.
NOTE 6 — DISTRIBUTION AND SERVICE FEES
Each share class of the Funds, except Class I, Class P, Class R6 and Class W, has a plan (each a “Plan” and collectively, the “Plans”), whereby the Distributor is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, each class of shares of a Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following annual rates:
Fund	Class A	Class C	Class O	Class R
Diversified Emerging Markets Debt	0.25%	1.00%	N/A	N/A
Global Bond	0.25%	1.00%	0.25%	0.50%
Global Equity	0.25%	1.00%	N/A	N/A
Global Perspectives®	0.25%	1.00%	N/A	0.50%
Multi-Manager International Small Cap	0.35%	1.00%	0.25%	N/A
Russia	0.25%	N/A	N/A	N/A
The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A

NOTES TO FINANCIAL STATEMENTS as of October 31, 2017 (continued)

NOTE 6 — DISTRIBUTION AND SERVICE FEES (continued)

and Class C shares. For the year ended October 31, 2017, the Distributor retained the following amounts in sales charges from the following Funds:
	Class A	Class C
Initial Sales Charges:
Diversified Emerging Markets Debt	$13	$—
Global Bond	749	—
Global Equity	2,631	—
Global Perspectives®	5,639	—
Multi-Manager International Small Cap	786	—
Russia	7,055	—
Contingent Deferred Sales Charges:
Global Bond	$2	$1,168
Global Equity	61	433
Global Perspectives®	—	732
Multi-Manager International Small Cap	—	32
NOTE 7 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At October 31, 2017, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies owned more than 5% of the following Funds:
Subsidiary/Affiliated Investment Company	Fund	Percentage
Voya Global Perspectives® Portfolio	Global Bond	5.06%
Voya Institutional Trust Company	Global Bond	5.89
	Global Perspectives®	55.15
	Multi-Manager International Small Cap	7.34
Voya Investment Management Co. LLC	Diversified Emerging Markets Debt	42.50
Voya Solution 2025 Portfolio	Global Bond	10.27
Voya Solution Income Portfolio	Global Bond	5.03
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Investment Adviser may request that the Funds’ sub-advisers use their best efforts (subject to obtaining best execution of each transaction) to allocate a Fund’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amounts credited to the Funds are reflected as brokerage commission recapture on the Statements of Operations.
The Funds have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Funds. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Funds purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of  “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
NOTE 8 — OTHER ACCRUED EXPENSES AND LIABILITIES
At October 31, 2017, the below Funds had the following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:
Fund	Accrued Expense	Amount
Global Perspective®	Audit Fee	$12,691
Russia	Transfer Agent	79,643
NOTE 9 — EXPENSE LIMITATION AGREEMENTS
The Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses to the levels listed below:
Maximum Operating Expense Limit (as a percentage of average net assets)
Fund	Class A	Class C	Class I	Class O	Class P	Class R	Class R6	Class W
Diversified Emerging Markets Debt(1)	1.25%	2.00%	0.95%	N/A	N/A	N/A	N/A	1.00%
Global Bond	0.90%	1.65%	0.65%	0.90%	0.15%	1.15%	0.65%	0.65%
Global Equity	1.35%	2.10%	1.10%	N/A	N/A	N/A	N/A	1.10%
Global Perspectives®(1)	1.23%	1.98%	0.98%	N/A	N/A	1.48%	N/A	0.98%
Multi-Manager International Small Cap	1.95%	2.60%	1.40%	1.85%	N/A	N/A	N/A	1.60%
Russia	2.15%	N/A	1.90%	N/A	N/A	N/A	N/A	1.90%

NOTES TO FINANCIAL STATEMENTS as of October 31, 2017 (continued)

NOTE 9 — EXPENSE LIMITATION
AGREEMENTS (continued)

(1)
For Diversified Emerging Markets Debt and Global Perspectives®, the operating expense limits shown take into account the operating expenses incurred at the Underlying Fund level. The amount of fees and expenses of an Underlying Fund borne by each Fund will vary based on each Fund’s allocation of assets to, and the net expenses of, a particular Underlying Fund.

Pursuant to side letter agreements, through March 1, 2018, the Investment Adviser has further lowered the expense limits for the following Funds. If the Investment Adviser elects not to renew a side letter agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that these side letter agreements will continue. Termination or modification of these obligations requires approval by the Board.
Fund	Class A	Class C	Class I	Class O	Class R	Class W
Multi-Manager International Small Cap(1)	1.68%	2.33%	1.25%	1.58%	N/A	1.33%
Russia(1)	2.00%	N/A	1.75%	N/A	N/A	1.75%

(1)
Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment.

Unless otherwise specified above and with the exception of the non-recoupable Class P management fee waiver for Global Bond, the Investment Adviser may at a later date recoup from a Fund for class specific fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.
As of October 31, 2017, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, are as follows:
	October 31,
	2018	2019	2020	Total
Diversified Emerging Markets Debt	$76,915	$100,908	$113,773	$291,596
Global Equity	477,700	349,636	316,817	1,144,153
Global Perspectives®	109,726	67,850	111,420	288,996
In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of October 31, 2017, are as follows:
	October 31,
	2018	2019	2020	Total
Diversified Emerging Markets Debt
Class A	$32	$61	$—	$93
Class C	9	19	84	112
Class W	3	7	73	83
Global Bond
Class A	$56,659	$44,306	$44,643	$145,608
Class C	28,073	20,491	22,091	70,655
Class I	—	—	17,317	17,317
Class O	2,179	1,938	2,773	6,890
Class R	2,144	4,140	7,423	13,707
Class W	32,767	70,314	79,571	182,652
Global Equity
Class A	$31,827	$149,204	$273,101	$454,132
Class C	16,520	65,569	107,207	189,296
Class W	596	2,398	5,374	8,368
Global Perspectives®
Class I	$337	$215	$104	$656
The expense limitation agreements are contractual through March 1, 2018 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 10 — PURCHASED AND WRITTEN OPTIONS
Transactions in purchased credit default options for Global Bond for the year ended October 31, 2017 were as follows:
	USD Notional	Cost
Balance at 10/31/2016	—	$—
Options Purchased	47,500,000	45,350
Options Expired	(47,500,000)	(45,350)
Balance at 10/31/2017	—	$—

Transactions in purchased foreign currency options for Global Bond for the year ended October 31, 2017 were as follows:
	USD Notional	Cost
Balance at 10/31/2016	306,600,000	$1,392,533
Options Purchased	516,560,000	2,824,600
Options Terminated in Closing Sell Transactions	(445,860,000)	(2,525,988)
Options Expired	(377,300,000)	(1,691,145)
Balance at 10/31/2017	—	$—

Transactions in purchased interest rate swaptions for Global Bond for the year ended October 31, 2017 were as follows:

NOTES TO FINANCIAL STATEMENTS as of October 31, 2017 (continued)

NOTE 10 — PURCHASED AND WRITTEN OPTIONS (continued)

	EUR Notional	USD Notional	Cost
Balance at 10/31/2016	—	1,033,400,000	$14,338,450
Options Purchased	180,500,000	3,674,900,000	82,344,789
Options Terminated in Closing Sell Transactions	(180,500,000)	(3,366,300,000)	(84,394,197)
Options Expired	—	(549,900,000)	(3,945,592)
Balance at 10/31/2017	—	792,100,000	$8,343,450

Transactions in written foreign currency options for Global Bond for the year ended October 31, 2017 were as follows:
	USD Notional	Premiums Received
Balance at 10/31/2016	394,300,000	$2,005,622
Options Written	216,800,000	517,615
Options Terminated in Closing Purchase Transactions	(306,500,000)	(1,740,745)
Options Expired	(304,600,000)	(782,492)
Balance at 10/31/2017	—	$—

Transactions in written interest rate swaptions for Global Bond for the year ended October 31, 2017 were as follows:
	EUR Notional	USD Notional	Premiums Received
Balance at 10/31/2016	—	1,421,100,000	$14,908,221
Options Written	1,907,500,000	7,668,400,000	90,190,725
Options Terminated in Closing Purchase Transactions	(355,600,000)	(4,877,000,000)	(90,374,632)
Options Expired	(1,551,900,000)	(3,220,500,000)	(6,954,462)
Balance at 10/31/2017	—	992,000,000	$7,769,852

Transactions in written interest rate caps for Global Bond for the year ended October 31, 2017 were as follows:
	EUR Notional	USD Notional	Premiums Received
Balance at 10/31/2016	—	—	$—
Options Written	394,700,000	529,800,000	429,469
Options Terminated in Closing Purchase Transactions	(394,700,000)	—	(209,602)
Options Expired	—	(529,800,000)	(219,867)
Balance at 10/31/2017	—	—	$—

Transactions in written interest rate floors for Global Bond for the year ended October 31, 2017 were as follows:
	EUR Notional	USD Notional	Premiums Received
Balance at 10/31/2016	—	—	$—
Options Written	(394,700,000)	(529,800,000)	429,469
Options Terminated in Closing Purchase Transactions	394,700,000	529,800,000	(429,469)
Balance at 10/31/2017	—	—	$—

Transactions in written interest rate steepeners for Global Bond for the year ended October 31, 2017 were as follows:
	USD Notional	Premiums Received
Balance at 10/31/2016	—	$—
Options Written	13,245	55,629
Options Terminated in Closing Purchase Transactions	(13,245)	(55,629)
Balance at 10/31/2017	—	$—

Transactions in written interest rate flatteners for Global Bond for the year ended October 31, 2017 were as follows:
	USD Notional	Premiums Received
Balance at 10/31/2016	—	$—
Options Written	13,245	55,629
Options Expired	(13,245)	(55,629)
Balance at 10/31/2017	—	$—

NOTE 11 — LINE OF CREDIT
Effective May 19, 2017, the line of credit agreement was renewed and each Fund, in addition to certain other funds managed by the Investment Adviser, has entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of  $400,000,000. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of a Fund or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The following Funds utilized the line of credit during the year ended October 31, 2017:
Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Diversified Emerging Markets Debt	5	$527,600	2.07%
Global Bond	38	2,111,974	1.93
Global Equity	2	977,500	1.63
Multi-Manager International Small Cap	20	1,434,841	2.12
Russia	6	518,167	1.91

NOTES TO FINANCIAL STATEMENTS as of October 31, 2017 (continued)

NOTE 12 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Redemption fee proceeds	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	$	($)
Diversified Emerging Markets Debt
Class A
10/31/2017	10,698	—	94	(2,654)	—	8,138	102,899	—	845	—	(25,076)	—	78,668
10/31/2016	4,344	—	87	(1,466)	—	2,965	38,910	—	744	—	(13,410)	—	26,244
Class C
10/31/2017	1,405	—	29	(168)	—	1,266	12,561	—	258	—	(1,499)	—	11,320
10/31/2016	78	—	47	—	—	125	704	—	400	—	—	—	1,104
Class I
10/31/2017	510,224	—	32,397	(92,967)	—	449,654	4,861,143	—	290,926	—	(883,376)	—	4,268,693
10/31/2016	1,782,081	—	6,032	(31,814)	—	1,756,299	16,473,779	—	51,571	—	(295,321)	—	16,230,029
Class W
10/31/2017	1,476	—	36	(5)	—	1,507	13,580	—	326	—	(45)	—	13,861
10/31/2016	288	—	18	—	—	306	2,700	—	155	—	—	—	2,855
Global Bond
Class A
10/31/2017	399,680	—	161,222	(1,684,633)	4,657	(1,119,074)	3,927,964	—	1,581,813	—	(16,509,594)	45,542	(10,954,275)
10/31/2016	859,379	—	211,643	(2,855,582)	—	(1,784,560)	8,536,539	—	2,088,510	—	(28,501,791)	—	(17,876,742)
Class B(2)
10/31/2017	—	—	99	(115)	(4,704)	(4,720)	—	—	953	—	(1,095)	(45,542)	(45,684)
10/31/2016	9	—	226	(6,228)	—	(5,993)	96	—	2,208	—	(60,200)	—	(57,896)
Class C
10/31/2017	150,290	—	58,332	(739,793)	—	(531,171)	1,471,761	—	569,116	—	(7,179,285)	—	(5,138,408)
10/31/2016	114,938	—	69,542	(855,055)	—	(670,575)	1,137,671	—	682,908	—	(8,346,819)	—	(6,526,240)
Class I
10/31/2017	2,820,118	—	296,450	(6,302,519)	—	(3,185,951)	27,587,770	—	2,885,620	—	(61,351,462)	—	(30,878,072)
10/31/2016	4,114,669	—	381,360	(6,566,785)	—	(2,070,756)	40,141,917	—	3,748,399	—	(63,950,664)	—	(20,060,348)
Class O
10/31/2017	33,531	—	12	(30,464)	—	3,079	323,314	—	108	—	(293,323)	—	30,099
10/31/2016	26,550	—	4	(36,765)	—	(10,211)	257,054	—	39	—	(353,183)	—	(96,090)
Class P
10/31/2017	305	—	552	(468)	—	389	2,940	—	5,436	—	(4,652)	—	3,724
6/29/2016(1) - 10/31/2016	10,022	—	148	(77)	—	10,093	101,114	—	1,497	—	(780)	—	101,831
Class R
10/31/2017	168,528	—	26,628	(118,730)	—	76,426	1,656,169	—	261,119	—	(1,158,635)	—	758,653
10/31/2016	281,382	—	18,974	(74,541)	—	225,815	2,779,444	—	187,800	—	(738,920)	—	2,228,324
Class R6
10/31/2017	1,848,285	—	653,503	(13,096,351)	—	(10,594,563)	17,992,052	—	6,378,623	—	(127,659,763)	—	(103,289,088)
10/31/2016	3,170,637	—	910,762	(8,145,122)	—	(4,063,723)	31,479,849	—	8,989,865	—	(79,771,785)	—	(39,302,071)
Class W
10/31/2017	2,249,497	—	354,114	(5,402,030)	—	(2,798,419)	21,500,486	—	3,393,619	—	(50,771,344)	—	(25,877,239)
10/31/2016	4,054,306	—	388,189	(2,200,926)	—	2,241,569	39,237,477	—	3,760,465	—	(21,342,710)	—	21,655,232
Global Equity
Class A
10/31/2017	593,090	—	64,699	(1,194,589)	25,416	(511,384)	19,670,351	—	1,917,032	—	(38,106,266)	827,275	(15,691,608)
10/31/2016	156,162	—	87,780	(1,418,510)	—	(1,174,568)	4,403,279	—	2,508,753	—	(40,343,705)	—	(33,431,673)
Class B(2)
10/31/2017	1	—	71	(3,867)	(23,212)	(27,007)	20	—	2,325	—	(129,367)	(827,275)	(954,297)
10/31/2016	35	—	184	(17,170)	—	(16,951)	601	—	5,768	—	(529,352)	—	(522,983)
Class C
10/31/2017	19,250	—	13,284	(971,976)	—	(939,442)	579,312	—	367,301	—	(29,490,116)	—	(28,543,503)
10/31/2016	48,045	—	22,684	(724,818)	—	(654,089)	1,235,943	—	605,450	—	(19,243,216)	—	(17,401,823)
Class I
10/31/2017	222,058	—	14,704	(312,589)	—	(75,827)	7,180,427	—	439,349	—	(10,106,314)	—	(2,486,538)
10/31/2016	202,459	—	18,196	(421,192)	—	(200,537)	5,836,013	—	524,405	—	(12,148,162)	—	(5,787,744)
Class W
10/31/2017	45,989	—	1,616	(39,471)	—	8,134	1,455,681	—	48,230	—	(1,311,632)	—	192,279
10/31/2016	11,026	—	2,124	(51,846)	—	(38,696)	314,609	—	61,144	—	(1,478,591)	—	(1,102,838)
Global Perspectives®
Class A
10/31/2017	89,775	—	20,929	(186,433)	—	(75,729)	1,004,081	—	220,383	—	(2,057,725)	—	(833,261)
10/31/2016	113,209	—	9,891	(160,862)	—	(37,762)	1,182,275	—	100,689	—	(1,699,134)	—	(416,170)
Class C
10/31/2017	89,230	—	11,108	(120,163)	—	(19,825)	981,755	—	115,859	—	(1,321,421)	—	(223,807)
10/31/2016	145,350	—	2,985	(86,078)	—	62,257	1,517,970	—	30,145	—	(897,269)	—	650,846
Class I
10/31/2017	94,153	—	2,677	(14,245)	—	82,585	1,052,442	—	28,219	—	(159,033)	—	921,628
10/31/2016	45,189	—	321	(9,211)	—	36,299	491,066	—	3,275	—	(95,968)	—	398,373

NOTES TO FINANCIAL STATEMENTS as of October 31, 2017 (continued)

NOTE 12 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Redemption fee proceeds	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	$	($)
Global Perspectives® (continued)
Class R
10/31/2017	266,498	—	53,897	(211,968)	—	108,427	2,962,731	—	565,916	—	(2,345,320)	—	1,183,327
10/31/2016	249,260	—	20,394	(151,428)	—	118,226	2,579,725	—	207,207	—	(1,584,377)	—	1,202,555
Class W
10/31/2017	182,890	—	11,012	(178,416)	—	15,486	2,024,228	—	116,176	—	(1,954,831)	—	185,573
10/31/2016	69,912	—	6,062	(80,276)	—	(4,302)	739,385	—	61,889	—	(849,320)	—	(48,046)
Multi-Manager International Small Cap
Class A
10/31/2017	162,112	—	6,115	(389,784)	1,085	(220,472)	8,831,765	—	289,973	—	(20,690,688)	60,304	(11,508,646)
10/31/2016	207,294	—	9,786	(354,423)	—	(137,343)	9,860,310	—	468,928	—	(16,842,589)	—	(6,513,351)
Class B(2)
10/31/2017	—	—	—	(454)	(1,019)	(1,473)	—	—	—	—	(23,884)	(60,304)	(84,188)
10/31/2016	—	—	—	(5,748)	—	(5,748)	—	—	—	—	(295,560)	—	(295,560)
Class C
10/31/2017	7,994	—	—	(134,137)	—	(126,143)	416,923	—	—	—	(6,683,079)	—	(6,266,156)
10/31/2016	7,375	—	466	(66,767)	—	(58,926)	322,031	—	20,782	—	(2,955,905)	—	(2,613,092)
Class I
10/31/2017	326,725	—	20,640	(1,258,903)	—	(911,538)	17,307,853	—	974,808	—	(65,765,636)	—	(47,482,975)
10/31/2016	343,214	—	26,774	(554,149)	—	(184,161)	16,285,432	—	1,278,750	—	(26,025,770)	—	(8,461,588)
Class O
10/31/2017	5,442	—	—	(10,602)	—	(5,160)	296,676	—	—	—	(569,102)	—	(272,426)
10/31/2016	6,119	—	—	(12,470)	—	(6,351)	285,118	—	—	—	(595,560)	—	(310,442)
Class W
10/31/2017	90,539	—	6,750	(136,194)	—	(38,905)	5,675,122	—	383,716	—	(8,867,179)	—	(2,808,341)
10/31/2016	146,146	—	7,729	(155,814)	—	(1,939)	8,234,114	—	443,473	—	(8,965,662)	—	(288,075)
Russia
Class A
10/31/2017	277,707	—	46,240	(649,356)	—	(325,409)	7,528,155	—	1,238,581	63,904	(17,529,007)	—	(8,698,367)
10/31/2016	148,679	—	93,408	(670,428)	—	(428,341)	3,202,772	—	1,907,391	6,778	(14,946,647)	—	(9,829,706)
Class I
10/31/2017	158,196	—	3,399	(151,884)	—	9,711	4,380,945	—	91,407	7	(4,185,700)	—	286,659
10/31/2016	168,696	—	2,786	(102,145)	—	69,337	3,844,688	—	57,147	9	(2,310,397)	—	1,591,447
Class W
10/31/2017	28,520	—	163	(16,145)	—	12,538	741,027	—	4,356	7,269	(444,008)	—	308,644
10/31/2016	2,537	—	410	(6,962)	—	(4,015)	57,878	—	8,351	238	(153,948)	—	(87,481)

(1)
Commencement of operations.

(2)
Class B converted to Class A on May 2, 2017.

NOTE 13 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.
The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the United States Treasury; United States government or any agency, instrumentality or authority of the United States government. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Securities Lending Collateral.
Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.
The following tables represent a summary of each respective Fund’s securities lending agreements by

NOTES TO FINANCIAL STATEMENTS as of October 31, 2017 (continued)

NOTE 13 — SECURITIES LENDING (continued)

counterparty which are subject to offset under the Agreement as of October 31, 2017:
Global Bond Fund
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BNP Paribas Prime Brokerage Intl Ltd	$190,872	$(190,872)	$—
Citigroup Global Markets Inc.	1,078,402	(1,078,402)	—
Deutsche Bank Securities Inc.	208,822	(208,822)	—
Scotia Capital (USA) INC	275,206	(275,206)	—
Total	$1,753,302	$(1,753,302)	$—

(1)
Collateral with a fair value of  $1,799,663 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Global Equity Fund
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Credit Suisse Securities (USA) LLC	$341,681	$(341,681)	$—
Deutsche Bank Securities Inc.	1,873,067	(1,873,067)	—
RBC Dominion Securities Inc	204,130	(204,130)	—
Wells Fargo Securities LLC	1,128,661	(1,128,661)	—
Total	$3,547,539	$(3,547,539)	$—

(1)
Collateral with a fair value of  $3,625,632 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Multi-Manager International Small Cap Fund
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$578,742	$(578,742)	$—
Citigroup Global Markets Inc.	87,456	(87,456)	—
CREDIT SUISSE AG	132,239	(132,239)	—
Credit Suisse Securities (Europe) Limited	908,083	(908,083)	—
Credit Suisse Securities (USA) LLC	330,345	(330,345)	—
Deutsche Bank, AG	185,857	(185,857)	—
Goldman, Sachs & Co. LLC	211,051	(211,051)	—
HSBC Bank PLC	24,372	(24,372)	—
JP Morgan Securities, Plc.	293,752	(293,752)	—
Macquarie Bank Limited	445,948	(445,948)	—
Merrill Lynch International	107,682	(107,682)	—
Morgan Stanley & Co. LLC	213,143	(213,143)	—
Nomura International PLC	3,328	(3,328)	—
Scotia Capital (USA) INC	139,730	(139,730)	—
Societe Generale	86,364	(86,364)	—
UBS AG	19,517	(19,517)	—
Total	$3,767,609	$(3,767,609)	$—

(1)
Collateral with a fair value of  $4,039,989 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Russia Fund
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Credit Suisse Securities (Europe) Limited	$9,480	$(9,480)	$—
Total	$9,480	$(9,480)	$—

(1)
Collateral with a fair value of  $9,962 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 14 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, paydowns, income from passive foreign investment companies (PFICs), wash sale deferrals and the expiration of capital loss carryforwards. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
The following permanent tax differences have been reclassified as of October 31, 2017:
	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
Diversified Emerging Markets Debt	$—	$(15,927)	$15,927
Global Bond	(3,458)	(2,368,453)	2,371,911
Global Equity(1)	(70,133,098)	150,059	69,983,039
Global Perspectives®	—	22,818	(22,818)
Multi-Manager International Small Cap(2)	(182,554,880)	563,230	181,991,650
Russia(3)	(57,145,966)	(7,970)	57,153,936

(1)
$70,133,094 relates to the expiration of capital loss carryforwards.

(2)
$182,554,880 relates to the expiration of capital loss carryforwards.

(3)
$57,145,966 relates to the expiration of capital loss carryforwards.

NOTES TO FINANCIAL STATEMENTS as of October 31, 2017 (continued)

NOTE 14 — FEDERAL INCOME TAXES (continued)

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:
	Year Ended October 31, 2017			Year Ended October 31, 2016
	Ordinary Income	Long-term Capital Gain	Return of Capital	Ordinary Income	Return of Capital
Diversified Emerging Markets Debt	$292,355	$—	$—	$52,870	$—
Global Bond(1)	11,450,923	—	4,679,669	11,484,714	8,811,165
Global Equity	3,353,073	—	—	4,558,176	—
Global Perspectives®	813,634	243,938	—	408,069	—
Multi-Manager International Small Cap	1,759,126	—	—	2,391,528	—
Russia	1,458,797	—	—	2,162,231	—
The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of October 31, 2017 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Funds' pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.
	Undistributed Ordinary Income	Undistributed Long-term Capital Gain	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards
				Amount	Character	Expiration
Diversified Emerging Markets Debt	$557,802	$—	$529,686	$(2,698)	Short-term	None
				(71,694)	Long-term	None
				$(74,392)
Global Bond	—	—	6,271,401	(1,198,987)	Short-term	None
				(792,505)	Long-term	None
				$(1,991,492)

Global Equity	4,868,708	—	54,748,282	(8,757,263)	Short-term	2018
				(23,234,707)	Short-term	None
				(80,608,873)	Long-term	None
				$(112,600,843)*

Global Perspectives®	365,157	248,941	3,401,147	—	—	—

Multi-Manager International Small Cap	1,547,929	—	39,720,163	—	—	—

Russia	966,148	—	24,939,914	(21,810,157)	Short-term	2018
				(1,885,644)	Short-term	None
				(7,204,892)	Long-term	None
				$(30,900,693)

*
Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code.

(1)
The amounts for the year ended October 31, 2016 have been reclassified to correct an error in the tax characterization of the distributions that was not material to the previously issued financial statements.

The Funds’ major tax jurisdictions are U.S. federal and Arizona state.
As of October 31, 2017, no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2012.

NOTES TO FINANCIAL STATEMENTS as of October 31, 2017 (continued)

NOTE 15 — SUBSEQUENT EVENTS
Dividends:   Subsequent to October 31, 2017, the following Funds paid dividends of:
	Type	Per Share Amount	Payable Date	Record Date
Global Bond
Class A	NII	$0.0350	December 1, 2017	Daily
Class C	NII	$0.0287	December 1, 2017	Daily
Class I	NII	$0.0372	December 1, 2017	Daily
Class O	NII	$0.0343	December 1, 2017	Daily
Class P	NII	$0.0417	December 1, 2017	Daily
Class R	NII	$0.0329	December 1, 2017	Daily
Class R6	NII	$0.0375	December 1, 2017	Daily
Class W	NII	$0.0362	December 1, 2017	Daily
Global Equity
Class A	NII	$0.6863	December 18, 2017	December 14, 2017
Class C	NII	$0.3907	December 18, 2017	December 14, 2017
Class I	NII	$0.7726	December 18, 2017	December 14, 2017
Class W	NII	$0.7652	December 18, 2017	December 14, 2017
	Type	Per Share Amount	Payable Date	Record Date
Multi-Manager International Small Cap
Class A	NII	$0.5620	December 18, 2017	December 14, 2017
Class C	NII	$0.0729	December 18, 2017	December 14, 2017
Class I	NII	$0.8597	December 18, 2017	December 14, 2017
Class O	NII	$0.6493	December 18, 2017	December 14, 2017
Class W	NII	$0.7928	December 18, 2017	December 14, 2017
Russia
Class A	NII	$0.7986	December 18, 2017	December 14, 2017
Class I	NII	$0.8951	December 18, 2017	December 14, 2017
Class W	NII	$0.8619	December 18, 2017	December 14, 2017

NII – Net Investment Income
The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

Voya Diversified Emerging	PORTFOLIO OF INVESTMENTS
Markets Debt Fund	as of October 31, 2017

Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: 96.5%
	Affiliated Investment Companies: 96.5%
704,422	Voya Emerging Markets Corporate Debt Fund - Class P	$7,135,796	31.3
704,354	Voya Emerging Markets Hard Currency Debt Fund - Class P	7,015,366	30.8
1,035,892	Voya Emerging Markets Local Currency Debt Fund - Class P	7,820,982	34.4
	Total Mutual Funds (Cost $21,437,956)	21,972,144	96.5
SHORT-TERM INVESTMENTS: 2.6%
	Mutual Funds: 2.6%
600,000 (1)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.940% (Cost $600,000)	600,000	2.6
Shares	Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
Total Short-Term Investments (Cost $600,000)	$600,000	2.6
Total Investments in Securities
(Cost $22,037,956)	$22,572,144	99.1
Assets in Excess of Other Liabilities	195,073	0.9
Net Assets	$22,767,217	100.0

(1)
Rate shown is the 7-day yield as of October 31, 2017.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2017
Asset Table
Investments, at fair value
Mutual Funds	$21,972,144	$—	$—	$21,972,144
Short-Term Investments	600,000	—	—	600,000
Total Investments, at fair value	$22,572,144	$—	$—	$22,572,144
Other Financial Instruments+
Forward Foreign Currency Contracts	—	7,282	—	7,282
Total Assets	$22,572,144	$7,282	$—	$22,579,426
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(9,715)	$—	$(9,715)
Total Liabilities	$—	$(9,715)	$—	$(9,715)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements

Voya Diversified Emerging	PORTFOLIO OF INVESTMENTS
Markets Debt Fund	as of October 31, 2017 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended October 31, 2017, where the following issuers were considered an affiliate:
Issuer	Beginning Market Value at 10/31/16	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Market Value at 10/31/2017	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Corporate Debt Fund - Class P	$6,193,801	$792,241	$—	$149,754	$7,135,796	$322,239	$—	$—
Voya Emerging Markets Hard Currency Debt Fund - Class P	6,104,643	775,165	—	135,558	7,015,366	300,161	—	—
Voya Emerging Markets Local Currency Debt Fund - Class P	5,128,417	2,618,481	—	74,084	7,820,982	193,480	—	—
	$17,426,861	$4,185,887	$—	$359,396	$21,972,144	$815,880	$—	$—

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At October 31, 2017, the following forward foreign currency contracts were outstanding for Voya Diversified Emerging Markets Debt Fund:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 1,439	PLN 5,241	Barclays Bank PLC	01/12/18	$(1)
MXN 1,280,123	USD 71,366	BNP Paribas	11/17/17	(4,778)
MXN 1,277,073	USD 71,366	Citibank N.A.	11/17/17	(4,936)
USD 71,366	MXN 1,304,196	Citibank N.A.	11/17/17	3,525
USD 3,494	ZAR 48,531	Citibank N.A.	01/12/18	103
USD 71,366	MXN 1,302,797	Goldman Sachs International	11/17/17	3,598
USD 1,826	TRY 6,899	HSBC Bank USA N.A.	01/12/18	45
USD 1,954	RUB 114,810	JPMorgan Chase Bank N.A.	01/12/18	11
				$(2,433)

Currency Abbreviations
MXN − Mexican Peso
PLN − Polish Zloty
RUB − Russian Ruble
TRY − Turkish Lira
USD − United States Dollar
ZAR − South African Rand
At October 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $22,040,026.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$541,471
Gross Unrealized Depreciation	(11,785)
Net Unrealized Appreciation	$529,686

See Accompanying Notes to Financial Statements

Voya Diversified Emerging	PORTFOLIO OF INVESTMENTS
Markets Debt Fund	as of October 31, 2017 (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of October 31, 2017 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$7,282
Total Asset Derivatives		$7,282
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$9,715
Total Liability Derivatives		$9,715

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended October 31, 2017 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Swaps	Total
Foreign exchange contracts	$(15,616)	$—	$(15,616)
Credit contracts	—	56	56
Total	$(15,616)	$56	$(15,560)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$(1,835)
Total	$(1,835)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at October 31, 2017:
	Barclays Bank PLC	BNP Paribas	Citibank N.A.	Goldman Sachs International	HSBC Bank USA N.A.	JPMorgan Chase Bank N.A.	Totals
Assets:
Forward foreign currency contracts	$—	$—	$3,628	$3,598	$45	$11	$7,282
Total Assets	$—	$—	$3,628	$3,598	$45	$11	$7,282
Liabilities:
Forward foreign currency contracts	$1	$4,778	$4,936	$—	$—	$—	$9,715
Total Liabilities	$1	$4,778	$4,936	$—	$—	$—	$9,715
Net OTC derivative instruments by counterparty, at fair value	$(1)	$(4,778)	$(1,308)	$3,598	$45	$11	$(2,433)
Total collateral pledged by the Fund/(Received from counterparty)	$—	$—	$—	$—	$—	$—	$—
Net Exposure(1)	$(1)	$(4,778)	$(1,308)	$3,598	$45	$11	$(2,433)

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2017

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 30.1%
		Argentina: 0.4%
1,000,000	(1)(2)	YPF SA, 8.500%, 03/23/21	$1,134,820	0.4
		Brazil: 0.9%
300,000 (2)		Klabin Finance SA, 4.875%, 09/19/27	298,500	0.1
1,600,000		Petrobras Global Finance BV, 8.750%, 05/23/26	1,942,000	0.8
			2,240,500	0.9
		Canada: 0.2%
100,000 (2)		Cenovus Energy, Inc., 4.250%, 04/15/27	100,524	0.0
475,000		Other Securities	494,009	0.2
			594,533	0.2
		Chile: 0.3%
250,000 (2)		Cencosud SA, 4.375%, 07/17/27	250,000	0.1
300,000 (2)		Corp Nacional del Cobre de Chile, 4.500%, 09/16/25	323,882	0.1
200,000 (2)		Empresa de Transporte de Pasajeros Metro SA, 5.000%, 01/25/47	221,050	0.1
			794,932	0.3
		China: 0.3%
720,000		Other Securities	746,420	0.3
		France: 0.7%
611,000		BPCE SA, 2.500%, 12/10/18	615,373	0.3
257,000 (2)		BPCE SA, 5. 150%, 07/21/24	280,280	0.1
256,000 (2)		Electricite de France SA, 2.350%, 10/13/20	257,032	0.1
500,000 (2)		SFR Group SA, 6.000%, 05/15/22	521,875	0.2
			1,674,560	0.7
		Guernsey: 0.3%
662,000		Other Securities	669,139	0.3
		India: 0.2%
492,000 (2)		Reliance Industries Ltd., 5.875%, 02/28/49	498,037	0.2
		Indonesia: 0.3%
600,000		Other Securities	650,049	0.3
		Ireland: 0.3%
794,000		Other Securities	807,931	0.3
		Israel: 0.1%
378,000 (3)		Other Securities	335,588	0.1
		Italy: 0.1%
285,000		Other Securities	360,781	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Jamaica: 0.2%
322,000 (2)	Digicel Ltd., 6.750%, 03/01/23	$319,585	0.1
243,000	Other Securities	240,028	0.1
		559,613	0.2
	Japan: 0.6%
770,000 (2)	Bank of Tokyo-Mitsubishi UFJ Ltd./The, 2.300%, 03/05/20	771,558	0.3
255,000 (2)	Mizuho Bank Ltd., 3.200%, 03/26/25	257,638	0.1
375,000	Other Securities	388,907	0.2
		1,418,103	0.6
	Kazakhstan: 0.3%
675,000	Other Securities	691,280	0.3
	Luxembourg: 0.2%
380,000 (2)	Altice Financing SA, 6.625%, 02/15/23	401,508	0.1
215,000 (2)	Dana Financing Luxembourg Sarl, 5.750%, 04/15/25	228,437	0.1
		629,945	0.2
	Mexico: 1.3%
567,000 (2)	Cemex SAB de CV, 6.125%, 05/05/25	606,123	0.2
1,175,000 (2)	Mexichem SAB de CV, 4.875%, 09/19/22	1,255,487	0.5
289,000 (2)	Nemak SA de CV, 5.500%, 02/28/23	298,046	0.1
1,100,000 (1)	Petroleos Mexicanos, 4.500%-6.875%, 01/23/26-06/27/44	1,129,678	0.5
		3,289,334	1.3
	Netherlands: 1.4%
525,000 (2)	Braskem Netherlands Finance BV, 4.500%, 01/10/28	522,716	0.2
1,141,000	Shell International Finance BV, 3.250%-4.000%, 05/11/25-05/10/46	1,172,276	0.5
290,000 (2)	Siemens Financieringsmaatschappij NV, 2.350%, 10/15/26	275,291	0.1
750,000 (2)	VimpelCom Holdings BV, 4.950%, 06/16/24	769,320	0.3
725,000	Other Securities	823,241	0.3
		3,562,844	1.4

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Norway: 0.1%
382,000	Other Securities	$382,863	0.1
	Peru: 0.3%
400,000 (2)	El Fondo Mivivienda SA, 3.500%, 01/31/23	408,660	0.2
375,000 (2)	Petroleos del Peru SA, 4.750%, 06/19/32	384,262	0.1
		792,922	0.3
	Russia: 0.2%
400,000 (2)	Gazprom OAO Via Gaz Capital SA, 5.999%, 01/23/21	430,928	0.2
	South Africa: 0.2%
500,000 (2)	Transnet SOC Ltd., 4.000%, 07/26/22	488,035	0.2
	Sweden: 0.3%
666,000 (2)	Nordea Bank AB, 5.500%, 09/29/49	692,640	0.3
	Switzerland: 0.5%
456,000 (2)	Credit Suisse AG, 6.500%, 08/08/23	517,560	0.2
604,000	UBS AG/Stamford CT, 7.625%, 08/17/22	714,230	0.3
		1,231,790	0.5
	Trinidad And Tobago: 0.1%
208,333	Other Securities	211,719	0.1
	Turkey: 0.2%
650,000 (2)	Turkiye Garanti Bankasi AS, 6.125%, 05/24/27	643,825	0.2
	United Arab Emirates: 0.5%
1,080,000 (2)	Abu Dhabi National Energy Co. PJSC, 5.875%, 12/13/21	1,194,750	0.5
	United Kingdom: 1.6%
380,000 (2)	Anglo American Capital PLC, 4.750%, 04/10/27	402,282	0.1
357,000 (2)	Barclays Bank PLC, 6.050%, 12/04/17	358,369	0.1
200,000 (2)	Reckitt Benckiser Treasury Services PLC, 3.000%, 06/26/27	195,311	0.1
399,000 (2)	Santander UK Group Holdings PLC, 5.625%, 09/15/45	474,811	0.2
1,000,000	Santander UK PLC, 2.375%, 03/16/20	1,008,386	0.4
480,000 (2)	Standard Chartered PLC, 4.300%, 02/19/27	489,465	0.2
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	United Kingdom (continued)
220,000 (2)	Virgin Media Secured Finance PLC, 5.250%, 01/15/26	$229,119	0.1
980,000	Other Securities	1,001,087	0.4
		4,158,830	1.6
	United States: 18.0%
1,268,000	Anheuser-Busch InBev Finance, Inc., 2.650%-3.650%, 02/01/21-02/01/26	1,300,257	0.5
1,193,000	AT&T, Inc., 3.000%-5.450%, 06/30/22-03/01/47	1,222,387	0.5
1,557,000	Bank of America Corp., 3.300%-4.100%, 01/11/23-08/01/25	1,633,496	0.6
120,000 (2)	Brink’s Co/The, 4.625%, 10/15/27	119,700	0.0
500,000 (2)	Builders FirstSource, Inc., 5.625%, 09/01/24	530,000	0.2
1,190,000	Citigroup, Inc., 4.000%-5.500%, 08/05/24-09/13/25	1,283,997	0.5
300,000 (2)	CommScope Technologies LLC, 5.000%, 03/15/27	292,875	0.1
616,000 (2)	Cox Communications, Inc., 2.950%, 06/30/23	610,116	0.2
868,000	CVS Health Corp., 2.800%, 07/20/20	878,690	0.3
236,000 (2)	Dell International LLC/ EMC Corp., 4.420%, 06/15/21	248,325	0.1
581,000 (2)	Dell International LLC/ EMC Corp., 5.450%, 06/15/23	637,256	0.2
390,000 (2)	Dell International LLC/ EMC Corp., 6.020%, 06/15/26	436,081	0.2
665,000 (2)	ESH Hospitality, Inc., 5.250%, 05/01/25	689,106	0.3
330,000 (2)	First Data Corp., 5.750%, 01/15/24	346,500	0.1
600,000 (2)	Fresenius Medical Care US Finance II, Inc., 5.625%, 07/31/19	634,236	0.3
1,040,000	Goldman Sachs Group, Inc./The, 2.876%, 10/31/22	1,042,181	0.4

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		United States (continued)
694,000		Hartford Financial Services Group, Inc., 6.625%, 03/30/40	$955,126	0.4
190,000 (2)		Hill-Rom Holdings, Inc., 5.000%, 02/15/25	195,225	0.1
1,025,000 (2)		JBS USA LUX SA/ JBS USA Finance, Inc., 5.875%, 07/15/24	1,012,187	0.4
960,000		JPMorgan Chase & Co., 2.550%-6.000%, 03/01/21-02/01/66	1,018,515	0.4
1,206,000		Morgan Stanley, 3.750%-4.100%, 02/25/23-05/22/23	1,267,409	0.5
285,000 (2)		Nielsen Finance LLC/ Nielsen Finance Co., 5.000%, 04/15/22	294,227	0.1
365,000 (2)		Novelis Corp., 5.875%, 09/30/26	377,089	0.1
205,000 (2)		Owens-Brockway Glass Container, Inc., 5.875%, 08/15/23	225,372	0.1
695,000 (2)		Post Holdings, Inc., 5.000%, 08/15/26	700,212	0.3
150,000 (2)		Sirius XM Radio, Inc., 5.375%, 04/15/25	158,438	0.1
170,000 (2)		Six Flags Entertainment Corp., 4.875%, 07/31/24	175,313	0.1
325,000 (2)		Six Flags Entertainment Corp., 5.500%, 04/15/27	340,031	0.1
390,000 (2)		Standard Industries, Inc./NJ, 5.000%, 02/15/27	407,433	0.2
299,000		Time Warner Cable LLC, 5.875%, 11/15/40	325,139	0.1
526,000		Time Warner, Inc., 6.500%, 11/15/36	637,288	0.3
300,000 (2)		Univision Communications, Inc., 5.125%, 02/15/25	298,875	0.1
720,000	(1)(2)	Valeant Pharmaceuticals International, 7.250%, 07/15/22	694,800	0.3
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	United States (continued)
598,000	Wells Fargo & Co., 4.100%, 06/03/26	$623,211	0.2
23,495,000 (3)	Other Securities	24,757,296	9.6
		46,368,389	18.0
	Total Corporate Bonds/Notes
	(Cost $73,714,086)	77,255,100	30.1
COLLATERALIZED MORTGAGE OBLIGATIONS: 12.5%
	United States: 12.5%
570,926	Alternative Loan Trust 2005-51 3A2A, 2.234%, (12MTA + 1.290%), 11/20/35	555,340	0.2
183,151	Alternative Loan Trust 2006-13T1 A9, 6.000%, 05/25/36	150,734	0.0
280,423	Alternative Loan Trust 2007-23CB A3, 1.738%, (US0001M + 0.500%), 09/25/37	187,940	0.1
694,405	CitiMortgage Alternative Loan Trust Series 2006-A3 1A7, 6.000%, 07/25/36	670,686	0.3
129,020	Countrywide Alternative Loan Trust 2005-53T2 2A6, 1.738%, (US0001M + 0.500%), 11/25/35	79,516	0.0
8,486,529 (4)	Fannie Mae 2005-18 SC, 3.412%, (-1.000* US0001M + 4.650%), 03/25/35	906,521	0.3
5,108,145 (4)	Fannie Mae 2009-106 SA, 5.012%, (-1.000* US0001M + 6.250%), 01/25/40	830,180	0.3
500,000	Fannie Mae Connecticut Avenue Securities 2017-C03 1M2, 4.238%, (US0001M + 3.000%), 10/25/29	517,918	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
	United States (continued)
400,000	Fannie Mae Connecticut Avenue Securities 2017-C05 1M2, 3.438%, (US0001M + 2.200%), 01/25/30	$397,370	0.1
194,124	Fannie Mae REMIC Trust 2003-22 BZ, 6.000%, 04/25/33	212,215	0.1
120,513	Fannie Mae REMIC Trust 2005-74 DK, 19.049%, (-4.000* US0001M + 24.000%), 07/25/35	192,535	0.1
256,030	Fannie Mae REMIC Trust 2006-104 ES, 27.261%, (-5.000* US0001M + 33.450%), 11/25/36	451,732	0.2
2,998,101 (4)	Fannie Mae REMIC Trust 2007-36 SN, 5.532%, (-1.000* US0001M + 6.770%), 04/25/37	540,040	0.2
376,957	Fannie Mae REMIC Trust 2007-55 DS, 11.905%, (-2.500* US0001M + 15.000%), 06/25/37	424,665	0.2
2,681,927 (4)	Fannie Mae REMIC Trust 2008-53 FI, 4.862%, (-1.000* US0001M + 6.100%), 07/25/38	268,863	0.1
1,322,038 (4)	Fannie Mae REMIC Trust 2008-58 SM, 4.862%, (-1.000* US0001M + 6.100%), 07/25/38	213,571	0.1
147,528	Fannie Mae REMIC Trust 2009-66 SL, 11.717%, (-3.333* US0001M + 15.833%), 09/25/39	231,500	0.1
93,200	Fannie Mae REMIC Trust 2009-66 SW, 11.883%, (-3.333* US0001M + 16.000%), 09/25/39	121,639	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
	United States (continued)
9,485,346 (4)	Fannie Mae REMIC Trust 2010-123 SL, 4.832%, (-1.000* US0001M + 6.070%), 11/25/40	$1,468,283	0.6
7,935,413 (4)	Fannie Mae REMIC Trust 2011-55 SK, 5.322%, (-1.000* US0001M + 6.560%), 06/25/41	1,507,792	0.6
51,255 (4)	Fannie Mae REMIC Trust 2011-69 AI, 5.000%, 05/25/18	188	0.0
3,567,089 (4)	Fannie Mae REMIC Trust 2011-86 NS, 4.712%, (-1.000* US0001M + 5.950%), 09/25/41	542,492	0.2
1,442,963 (4)	Fannie Mae REMIC Trust 2012-10 US, 5.212%, (-1.000* US0001M + 6.450%), 02/25/42	208,685	0.1
4,163,413 (4)	Fannie Mae REMIC Trust 2012-24 HS, 5.312%, (-1.000* US0001M + 6.550%), 09/25/40	619,838	0.2
3,222,973 (4)	Fannie Mae REMIC Trust 2013-31 PI, 4.500%, 02/25/43	450,731	0.2
1,499,124 (4)	Fannie Mae Series 2007-9 SE, 4.842%, (-1.000* US0001M + 6.080%), 03/25/37	227,761	0.1
2,140,064 (4)	Fannie Mae Series 2013-44 DI, 3.000%, 05/25/33	284,957	0.1
314,450 (4)	Freddie Mac REMIC Trust 2303 SY, 7.461%, (-1.000* US0001M + 8.700%), 04/15/31	72,661	0.0
2,389,678 (4)	Freddie Mac REMIC Trust 2989 GU, 5.761%, (-1.000* US0001M + 7.000%), 02/15/33	411,482	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
	United States (continued)
1,966,214 (4)	Freddie Mac REMIC Trust 3271 SB, 4.811%, (-1.000* US0001M + 6.050%), 02/15/37	$294,630	0.1
5,553,820 (4)	Freddie Mac REMIC Trust 3424 HI, 4.661%, (-1.000* US0001M + 5.900%), 04/15/38	830,348	0.3
1,827,119 (4)	Freddie Mac REMIC Trust 3632 IP, 5.000%, 02/15/40	318,538	0.1
2,954,903 (4)	Freddie Mac REMIC Trust 3710 SL, 4.761%, (-1.000* US0001M + 6.000%), 05/15/36	160,380	0.1
8,674,808 (4)	Freddie Mac REMIC Trust 3856 KS, 5.311%, (-1.000* US0001M + 6.550%), 05/15/41	1,550,469	0.6
3,343,480 (4)	Freddie Mac REMIC Trust 3925 SD, 4.811%, (-1.000* US0001M + 6.050%), 07/15/40	415,316	0.2
3,945,950 (4)	Freddie Mac REMIC Trust 3946 SE, 5.411%, (-1.000* US0001M + 6.650%), 02/15/41	535,220	0.2
5,730,459 (4)	Freddie Mac REMIC Trust 4077 SM, 5.461%, (-1.000* US0001M + 6.700%), 08/15/40	814,266	0.3
1,886,806 (4)	Freddie Mac REMIC Trust 4152 BI, 4.000%, 12/15/41	274,113	0.1
3,656,013 (4)	Freddie Mac REMIC Trust 4313 MI, 5.000%, 04/15/39	659,627	0.3
300,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DNA3 M3, 5.938%, (US0001M + 4.700%), 04/25/28	348,809	0.1
400,000 (5)	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA3 M2, 3.738%, (US0001M + 2.500%), 03/25/30	404,113	0.2
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
	United States (continued)
600,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA2 M2, 3.888%, (US0001M + 2.650%), 12/25/29	$607,160	0.2
131,892	Ginnie Mae Series 2007-37 S, 20.757%, (-3.667* US0001M + 25.300%), 04/16/37	155,880	0.0
493,633	Ginnie Mae Series 2007-8 SP, 18.032%, (-3.242* US0001M + 22.049%), 03/20/37	717,702	0.3
3,359,933 (4)	Ginnie Mae Series 2010-116 NS, 5.411%, (-1.000* US0001M + 6.650%), 09/16/40	541,219	0.2
3,489,894 (4)	Ginnie Mae Series 2010-165 IP, 4.000%, 04/20/38	164,231	0.1
1,072,067 (4)	Ginnie Mae Series 2010-6 IA, 5.000%, 11/20/39	139,206	0.0
483,780 (4)	Ginnie Mae Series 2010-94 PI, 4.500%, 12/20/37	3,721	0.0
6,223,962 (4)	Ginnie Mae Series 2011-116 BI, 4.000%, 08/16/26	616,867	0.2
1,728,707 (4)	Ginnie Mae Series 2011-140 CI, 5.000%, 10/20/40	205,779	0.1
2,661,926 (4)	Ginnie Mae Series 2013-115 NI, 4.500%, 01/16/43	456,356	0.2
2,409,391 (4)	Ginnie Mae Series 2013-5 NI, 3.000%, 01/20/28	212,055	0.1
4,296,762 (4)	Ginnie Mae Series 2015-178 GI, 4.000%, 05/20/44	720,857	0.3
532,738	GreenPoint Mortgage Funding Trust 2006-AR3 4A1, 1.448%, (US0001M + 0.210%), 04/25/36	492,925	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
	United States (continued)
398,483 (2)	JP Morgan Mortgage Trust 2017-3 B1, 3.888%, 08/25/47	$400,189	0.2
292,328	Lehman XS Trust Series 2005-5N 1A2, 1.598%, (US0001M + 0.360%), 11/25/35	260,971	0.1
300,000 (2)	Mill City Mortgage Loan Trust 2017-1 M2, 3.250%, 11/25/58	293,101	0.1
300,000 (2)	Mill City Mortgage Loan Trust 2017-2 M2, 3.250%, 07/25/59	292,260	0.1
17,930,078 (4)	WaMu Mortgage Pass-Through Certificates Series 2005-AR11 X, 1.118%, 08/25/45	624,485	0.3
107,748	WaMu Mortgage Pass-Through Certificates Series 2006-AR12 1A1, 3.252%, 10/25/36	105,269	0.0
404,301	WaMu Mortgage Pass-Through Certificates Series 2006-AR8 1A4, 3.221%, 08/25/46	383,645	0.2
774,700	WaMu Mortgage Pass-Through Certificates Series 2007-HY2 1A1, 3.103%, 12/25/36	738,379	0.3
247,563	WaMu Mortgage Pass-Through Certificates Series 2007-HY4 1A1, 2.792%, 04/25/37	226,376	0.1
970,549	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-11 A1, 5.750%, 01/25/36	876,436	0.3
276,216	Wells Fargo Alternative Loan 2007-PA2 2A1, 1.668%, (US0001M + 0.430%), 06/25/37	229,259	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
	United States (continued)
309,915	Wells Fargo Mortgage Backed Securities 2006-8 A15, 6.000%, 07/25/36	$312,820	0.1
402,156	Wells Fargo Mortgage Backed Securities 2006-AR17 A1, 3.624%, 10/25/36	394,034	0.2
89,658	Wells Fargo Mortgage Backed Securities 2006-AR17 A2, 3.624%, 10/25/36	87,848	0.0
513,031	Wells Fargo Mortgage Backed Securities 2006-AR7 2A1, 3.332%, 05/25/36	495,523	0.2
498,764	Wells Fargo Mortgage Backed Securities 2006-AR8 3A2, 3.170%, 04/25/36	493,967	0.2
1,683,738	Other Securities	1,579,173	0.6
	Total Collateralized Mortgage Obligations
	(Cost $31,299,801)	32,181,357	12.5
ASSET-BACKED SECURITIES: 4.6%
	Cayman Islands: 4.0%
640,000 (2)	ALM VII R-2 Ltd. 2013-7R2A A2R, 3.359%, (US0003M + 2.000%), 10/15/27	645,754	0.2
430,000 (2)	Apidos CLO XI 2012-11A BR, 3.303%, (US0003M + 1.950%), 01/17/28	433,624	0.2
390,000 (2)	Apidos CLO XVII 2014-17A A2R, 3.203%, (US0003M + 1.850%), 04/17/26	391,079	0.1
680,000 (2)	Apidos CLO XVII 2014-17A BR, 3.853%, (US0003M + 2.500%), 04/17/26	682,189	0.3
400,000 (2)	Avery Point IV CLO Ltd. 2014-1A CR, 3.717%, (US0003M + 2.350%), 04/25/26	401,740	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Cayman Islands (continued)
250,000 (2)		Babson CLO Ltd. 2014-IA BR, 3.563%, (US0003M + 2.200%), 07/20/25	$250,714	0.1
930,000 (2)		BlueMountain CLO 2012-2A BR, 3.216%, (US0003M + 1.900%), 11/20/28	936,338	0.4
600,000 (2)		BlueMountain CLO 2014-4A B1R, 3.167%, (US0003M + 1.850%), 11/30/26	603,870	0.2
550,000 (2)		BlueMountain CLO 2014-4A CR, 3.867%, (US0003M + 2.550%), 11/30/26	554,416	0.2
1,160,000 (2)		Bristol Park CLO Ltd. 2016-1A B, 3.259%, (US0003M + 1.900%), 04/15/29	1,169,716	0.5
530,000 (2)		Carlyle Global Market Strategies CLO Ltd. 2012-4A BR, 3.263%, (US0003M + 1.900%), 01/20/29	536,186	0.2
500,000 (2)		Cedar Funding IV CLO Ltd. 2014-4A CR, 3.613%, (US0003M + 2.250%), 07/23/30	501,811	0.2
950,000 (2)		Dryden 33 Senior Loan Fund 2014-33A BR, 3.209%, (US0003M + 1.850%), 10/15/28	960,261	0.4
250,000	(2)(5)	ArrowMark Colorado Holdings 2017-7A C 0.000%, (US0003M + 1.900%), 07/15/30	250,000	0.1
250,000 (2)		Octagon Investment Partners XIX Ltd. 2014-1A CR, 3.459%, (US0003M + 2.100%), 04/15/26	250,227	0.1
630,000 (2)		Palmer Square Loan Funding 2017-1A D Ltd., 6.170%, (US0003M + 4.850%), 10/15/25	623,209	0.2
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Cayman Islands (continued)
760,000 (2)	Shackleton CLO Ltd. 2016-9A A, 2.863%, (US0003M + 1.500%), 10/20/28	$767,104	0.3
250,000 (6)	Other Securities	250,000	0.1
		10,208,238	4.0
	United States: 0.6%
596,182	Citigroup Mortgage Loan Trust 2006-WF1 A2E, 5.023%, 03/25/36	443,479	0.2
1,160,000 (2)	OHA Loan Funding Ltd. 2016-1A B1, 3.163%, (US0003M + 1.800%), 01/20/28	1,164,933	0.4
		1,608,412	0.6
	Total Asset-Backed Securities
	(Cost $11,758,320)	11,816,650	4.6
U.S. GOVERNMENT AGENCY OBLIGATIONS(7): 1.6%
	Federal Home Loan Mortgage Corporation: 0.4%(7)
897,836	4.000%, 09/01/45-05/01/46	942,837	0.4
	Federal National Mortgage Association: 0.8%(7)
1,842,407	2.500%-5.000%, 06/01/30-05/01/45	1,961,429	0.8
	Government National Mortgage Association: 0.4%
1,096,775	4.500%-5.500%, 03/20/39-10/20/60	1,148,745	0.4
	Total U.S. Government Agency Obligations
	(Cost $4,054,729)	4,053,011	1.6
COMMERCIAL MORTGAGE-BACKED SECURITIES: 10.0%
	United States: 10.0%
7,891,999 (4)	BANK 2017-BNK5 XA, 1.105%, 06/15/60	584,564	0.2
262,465	Banc of America Commercial Mortgage Trust 2007-3 B, 5.708%, 06/10/49	264,856	0.1
2,424,788 (4)	Barclays Commercial Mortgage Trust 2017-C1 XA, 1.525%, 02/15/50	257,919	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
		United States (continued)
126,000 (2)		Bear Stearns Commercial Mortgage Securities Trust 2004-TOP14 L, 5.405%, 01/12/41	$126,452	0.1
126,000 (2)		Bear Stearns Commercial Mortgage Securities Trust 2004-TOP14 M, 5.405%, 01/12/41	126,068	0.0
127,000 (2)		Bear Stearns Commercial Mortgage Securities Trust 2004-TOP14 N, 5.405%, 01/12/41	125,078	0.0
260,000 (2)		Bear Stearns Commercial Mortgage Securities Trust 2006-TOP22 E, 5.721%, 04/12/38	245,954	0.1
687,612 (2)		Beckman Coulter, Inc. 2000-A A, 7.498%, 12/15/18	692,158	0.3
3,391,955 (4)		CD 2016-CD1 Mortgage Trust XA, 1.438%, 08/10/49	315,427	0.1
14,694,021 (4)		CFCRE Commercial Mortgage Trust 2016-C7 XA, 0.791%, 12/10/54	817,905	0.3
8,467,408 (4)		Citigroup Commercial Mortgage Trust 2013-GC15 XA, 1.132%, 09/10/46	306,615	0.1
3,630,000 (4)		Citigroup Commercial Mortgage Trust 2017-C4 XA, 1.275%, 10/12/50	293,326	0.1
5,510,191 (4)		COMM 2012-CR1 XA, 1.879%, 05/15/45	379,574	0.1
17,858,123	(2)(4)	COMM 2012-LTRT XA, 1.008%, 10/05/30	668,208	0.3
11,421,977 (4)		COMM 2013-CCRE13 XA, 0.922%, 11/12/46	395,520	0.2
5,539,915 (4)		COMM 2014-UBS2 XA, 1.535%, 03/10/47	313,967	0.1
7,334,675 (4)		COMM 2016-CR28 XA, 0.381%, 02/10/49	302,715	0.1
Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
		United States (continued)
1,000,000		COMM 2017-COR2 C, 4.563%, 09/10/50	$1,017,484	0.4
408,596 (2)		GCCFC Commercial Mortgage Trust 2004-GG1 F, 6.380%, 06/10/36	408,230	0.2
6,963 (2)		Credit Suisse First Boston Mortgage Securities Corp. 2003-C4 J, 5.322%, 08/15/36	6,944	0.0
15,073,986 (4)		CSAIL 2017-CX9 XA Commercial Mortgage Trust, 0.905%, 09/15/50	799,803	0.3
530,000 (2)		DBJPM 16-C3 Mortgage Trust, 3.494%, 09/10/49	436,416	0.2
3,818,889	(2)(4)	DBUBS 2011-LC1A XA, 0.737%, 11/10/46	62,791	0.0
370,000 (2)		DBUBS 2011-LC2A D, 5.542%, 07/10/44	388,949	0.2
6,440,000 (4)		Freddie Mac Multifamily Structured Pass Through Certificates K010 X3, 4.622%, 11/25/44	819,852	0.3
4,300,000 (4)		Freddie Mac Multifamily Structured Pass Through Certificates K013 X3, 2.814%, 01/25/43	365,841	0.1
16,461,967 (4)		Freddie Mac Multifamily Structured Pass Through Certificates K704 X1, 1.964%, 08/25/18	151,289	0.1
8,087,203 (4)		Freddie Mac Multifamily Structured Pass Through Certificates K711 X3, 1.619%, 08/25/40	225,778	0.1
450,000 (2)		GS Mortgage Securities Trust 2010-C2 F, 4.548%, 12/10/43	404,700	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
		United States (continued)
4,578,727 (4)		GS Mortgage Securities Trust 2012-GCJ7 XA, 2.231%, 05/10/45	$303,440	0.1
6,311,486 (4)		GS Mortgage Securities Trust 2013-GC16 XA, 1.401%, 11/10/46	272,798	0.1
1,500,000 (2)		GS Mortgage Securities Trust 2016-GS4 E, 3.803%, 11/10/49	1,069,923	0.4
7,792,772 (4)		GS Mortgage Securities Trust 2017-GS6 XA, 1.052%, 05/10/50	634,855	0.3
290,000 (2)		JP Morgan Chase Commercial Mortgage Securities Corp. 2004-CB8 J, 4.733%, 01/12/39	280,166	0.1
5,790,000	(2)(4)	JP Morgan Chase Commercial Mortgage Securities Corp. 2012-LC9 XB, 0.328%, 12/15/47	91,631	0.0
460,000		JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC9 E, 5.381%, 06/12/41	464,328	0.2
510,000		JP Morgan Chase Commercial Mortgage Securities Trust 2005-LDP2 F, 5.010%, 07/15/42	511,878	0.2
11,917,645 (4)		JP Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX XA, 1.647%, 06/15/45	569,931	0.2
750,000		JP Morgan Chase Commercial Mortgage Securities Trust 2013-C10 C, 4.147%, 12/15/47	759,305	0.3
1,221,684 (2)		JPMBB Commercial Mortgage Securities Trust 2014-C24 ESK, 9.989%, 11/15/47	1,222,759	0.5
Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
		United States (continued)
3,539 (2)		JPMorgan Commercial Mortgage-Backed Securities Trust 2009-RR1 A4B2, 1.000%, (US0001M + 0.700%), 03/18/51	$3,508	0.0
110,731 (2)		LB-UBS Commercial Mortgage Trust 2005-C1 G, 5.659%, 02/15/40	110,544	0.0
640,000		LB-UBS Commercial Mortgage Trust 2005-C3 F, 5.013%, 07/15/40	636,054	0.3
1,370,000		LB-UBS Commercial Mortgage Trust 2006-C4 D, 5.857%, 06/15/38	1,370,187	0.5
5,820,120	(2)(4)	LSTAR Commercial Mortgage Trust 2017-5 X, 1.235%, 03/10/50	302,844	0.1
560,000		Morgan Stanley Capital I Trust 2006-IQ11 C, 6.282%, 10/15/42	547,162	0.2
930,000 (2)		Morgan Stanley Capital I Trust 2011-C1 E, 5.414%, 09/15/47	987,630	0.4
9,229,523	(2)(4)	UBS-Barclays Commercial Mortgage Trust 2012-C3 XA, 1.893%, 08/10/49	697,856	0.3
13,447,831 (4)		Wells Fargo Commercial Mortgage Trust 2016-C37, 1.035%, 12/15/49	780,941	0.3
2,077,295	(2)(4)	WFRBS Commercial Mortgage Trust 2013-C12 XA, 1.363%, 03/15/48	111,165	0.1
15,253,148 (4)		WFRBS Commercial Mortgage Trust 2013-C16 XA, 0.927%, 09/15/46	465,140	0.2
11,253,714 (4)		WFRBS Commercial Mortgage Trust 2013-UBS1 XA, 1.060%, 03/15/46	347,768	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
	United States (continued)
16,825,691 (4)	WFRBS Commercial Mortgage Trust 2014-C19 XA, 1.148%, 03/15/47	$827,403	0.3
965,000	Other Securities	1,020,579	0.4
	Total Commercial Mortgage-Backed Securities
	(Cost $25,621,777)	25,694,178	10.0
U.S. TREASURY OBLIGATIONS: 7.8%
	U.S. Treasury Bonds: 0.5%
6,000	3.000%, 11/15/45	6,152	0.0
1,268,000	3.000%, 05/15/47	1,298,932	0.5
		1,305,084	0.5
	U.S. Treasury Notes: 6.5%
1,910,000	1.250%, 03/31/19	1,902,651	0.7
3,904,000	1.500%, 10/31/19	3,896,375	1.5
2,388,000	1.625%, 10/15/20	2,381,144	0.9
3,846,000	1.875%, 03/31/22	3,831,878	1.5
880,000	2.000%, 10/31/22	879,398	0.4
1,900,000	2.125%, 03/31/24	1,892,912	0.7
1,709,000	2.250%, 08/15/27	1,690,275	0.7
189,000	1.375%-2.250%, 01/31/21-10/31/24	188,225	0.1
		16,662,858	6.5
	U.S. Treasury Obligations: 0.8%
2,120,000	0.625%, 06/30/18	2,109,649	0.8
	Total U.S. Treasury Obligations
	(Cost $20,134,993)	20,077,591	7.8
FOREIGN GOVERNMENT BONDS: 25.8%
	Argentina: 1.2%
1,420,000	Argentine Republic Government International Bond, 6.875%, 04/22/21	1,550,463	0.6
275,000	Argentine Republic Government International Bond, 6.875%, 01/26/27	300,300	0.1
ARS 4,000,000	Republic of Argentina, 18.200%, 10/03/21	231,255	0.1
ARS 15,828,000	Republic of Argentina, 21.200%, 09/19/18	878,979	0.3
Principal Amount†		Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: (continued)
	Argentina (continued)
ARS 3,172,000	Other Securities	$176,769	0.1
		3,137,766	1.2
	Brazil: 2.4%
BRL 13,987,000	Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/21	4,387,808	1.7
BRL 5,100,000	Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/23	1,586,408	0.6
250,000	Brazilian Government International Bond, 6.000%, 04/07/26	278,000	0.1
		6,252,216	2.4
	Canada: 0.3%
CAD 880,000	Other Securities	845,621	0.3
	Colombia: 0.5%
1,147,000	Colombia Government International Bond, 2.625%-8.125%, 03/15/23-05/21/24	1,305,573	0.5
	Croatia: 0.1%
300,000	Other Securities	331,602	0.1
	Dominican Republic: 0.2%
461,000 (2)	Dominican Republic International Bond, 6.600%, 01/28/24	521,506	0.2
	Egypt: 0.1%
300,000	Other Securities	313,472	0.1
	Germany: 0.7%
EUR 40,000	Bundesrepublik Deutschland, 1.000%, 08/15/25	50,070	0.0
EUR 1,080,000	Bundesrepublik Deutschland, 2.500%, 08/15/46	1,664,997	0.7
		1,715,067	0.7
	Hungary: 0.6%
EUR 850,000	Hungary Government International Bond, 1.750%, 10/10/27	1,009,691	0.4
336,000	Other Securities	423,342	0.2
		1,433,033	0.6

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: (continued)
	Indonesia: 1.7%
300,000 (2)	Indonesia Government International Bond, 4.125%, 01/15/25	$314,987	0.1
650,000 (2)	Indonesia Government International Bond, 4.750%, 01/08/26	710,251	0.3
IDR 2,437,000,000	Indonesia Treasury Bond, 7.500%, 08/15/32	183,460	0.1
IDR 36,000,000,000	Indonesia Treasury Bond, 10.250%, 07/15/22	3,055,486	1.2
		4,264,184	1.7
	Italy: 7.5%
EUR 5,420,000	Italy Buoni Poliennali Del Tesoro, 2.200%, 06/01/27	6,555,549	2.6
EUR 8,800,000	Italy Buoni Poliennali Del Tesoro, 4.500%, 03/01/26	12,633,589	4.9
		19,189,138	7.5
	Ivory Coast: 0.1%
313,625	Other Securities	310,077	0.1
	Lebanon: 0.1%
325,000	Other Securities	317,211	0.1
	Mexico: 1.7%
MXN 61,900,000	Mexican Bonos, 6.500%, 06/10/21	3,174,725	1.2
MXN 18,590,000	Mexican Bonos, 7.750%, 05/29/31	1,001,650	0.4
175,000	Mexico Government International Bond, 4.000%, 10/02/23	183,750	0.1
		4,360,125	1.7
	Morocco: 0.1%
200,000	Other Securities	210,314	0.1
	Nigeria: 0.1%
200,000	Other Securities	220,178	0.1
	Panama: 0.2%
515,000	Other Securities	626,875	0.2
	Peru: 0.5%
PEN 4,000,000	Peruvian Government International Bond, 6.350%, 08/12/28	1,324,481	0.5
75,000	Peruvian Government International Bond, 5.625%, 11/18/50	94,762	0.0
		1,419,243	0.5
Principal Amount†		Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: (continued)
	Poland: 0.9%
PLN 7,500,000	Republic of Poland Government Bond, 3.250%, 07/25/25	$2,060,983	0.8
375,000	Republic of Poland Government International Bond, 3.250%, 04/06/26	384,299	0.1
		2,445,282	0.9
	Russia: 2.8%
RUB 86,000,000	Russian Federal Bond - OFZ, 7.500%, 08/18/21	1,478,677	0.6
RUB 94,000,000	Russian Federal Bond - OFZ, 7.600%, 07/20/22	1,627,206	0.6
RUB 192,000,000	Russian Federal Bond - OFZ, 7.750%, 09/16/26	3,356,421	1.3
600,000 (2)	Russian Foreign Bond - Eurobond, 4.875%, 09/16/23	653,831	0.3
		7,116,135	2.8
	Saudi Arabia: 0.1%
200,000 (2)	KSA Sukuk Ltd., 3.628%, 04/20/27	203,370	0.1
	South Africa: 0.4%
ZAR 14,738,000	Republic of South Africa Government Bond, 8.500%, 01/31/37	909,026	0.4
	Sri Lanka: 0.3%
800,000 (2)	Sri Lanka Government International Bond, 6.200%-6.825%, 07/18/26-05/11/27	861,058	0.3
	Turkey: 0.2%
461,000	Other Securities	529,583	0.2
	Ukraine: 0.2%
525,000	Other Securities	517,125	0.2
	United Kingdom: 2.3%
GBP 1,020,000	United Kingdom Gilt, 2.000%, 09/07/25	1,443,631	0.6
GBP 2,480,000	United Kingdom Gilt, 3.500%, 01/22/45	4,378,374	1.7
		5,822,005	2.3
	Uruguay: 0.4%
UYU 24,000,000	Uruguay Government International Bond, 9.875%, 06/20/22	873,257	0.3

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: (continued)
	Uruguay (continued)
150,000	Uruguay Government International Bond, 4.375%-7.625%, 10/27/27-03/21/36	$187,622	0.1
		1,060,879	0.4
	Vietnam: 0.1%
125,000	Other Securities	136,366	0.1
	Total Foreign Government Bonds
	(Cost $66,862,249)	66,374,030	25.8

	Value	Percentage of Net Assets
PURCHASED OPTIONS(8): 3.2%
Total Purchased Options
(Cost $8,343,450)	8,074,733	3.2
Total Long-Term Investments
(Cost $241,789,405)	245,526,650	95.6

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 6.4%
	Commercial Paper: 3.5%
4,000,000	American Electric Power Co., Inc., 1.400%, 11/08/17	3,998,780	1.6
5,000,000	The Bank of Tokyo-Mitsubishi UFJ Ltd., 1.200%, 11/02/17	4,999,674	1.9
		8,998,454	3.5
	Securities Lending Collateral(9): 0.7%
1,000,000	Cantor Fitzgerald, Repurchase Agreement dated 10/31/17, 1.08%, due 11/01/17 (Repurchase Amount $1,000,030, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $1,020,000, due 12/01/17-09/20/67)	1,000,000	0.4
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(9) (continued)
799,663	Daiwa Capital Markets, Repurchase Agreement dated 10/31/17, 1.08%, due 11/01/17 (Repurchase Amount $799,687, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $815,473, due 11/02/17-12/01/51)	$799,663	0.3
		1,799,663	0.7
Shares		Value	Percentage of Net Assets
	Mutual Funds: 2.2%
5,612,000 (10)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.940% (Cost $5,612,000)	5,612,000	2.2
	Total Short-Term Investments (Cost $16,410,475)	16,410,117	6.4
	Total Investments in Securities (Cost $258,199,880)	$261,936,767	102.0
	Liabilities in Excess of Other Assets	(5,028,960)	(2.0)
	Net Assets	$256,907,807	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2017.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Security, or a portion of the security, is on loan.

(2)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(3)
The grouping contains securities on loan.

(4)
Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2017 (continued)

Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
(5)
Settlement is on a when-issued or delayed-delivery basis.

(6)
The grouping contains securities on a when-issued or delayed-delivery basis.

(7)
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

(8)
The tables below the Portfolio of Investments detail open purchased options which are non-income producing securities.

(9)
Represents securities purchased with cash collateral received for securities on loan.

(10)
Rate shown is the 7-day yield as of October 31, 2017.

ARS
Argentine Peso

BRL
Brazilian Real

CAD
Canadian Dollar

EUR
EU Euro

GBP
British Pound

IDR
Indonesian Rupiah

MXN
Mexican Peso

PEN
Peruvian Nuevo Sol

PLN
Polish Zloty

RUB
Russian Ruble

UYU
Uruguayan Peso Uruguayo

ZAR
South African Rand

Reference Rate Abbreviations:
12MTA	12-month Treasury Average
US0001M	1-month LIBOR
US0003M	3-month LIBOR
Sector Diversification	Percentage of Net Assets
Foreign Government Bonds	25.8%
Collateralized Mortgage Obligations	12.5
Commercial Mortgage-Backed Securities	10.0
Financial	8.9
U.S. Treasury Obligations	7.8
Energy	5.1
Communications	4.7
Consumer, Non-cyclical	4.7
Other Asset-Backed Securities	4.6
Purchased Options	3.2
Utilities	1.8
U.S. Government Agency Obligations	1.6
Consumer, Cyclical	1.4
Basic Materials	1.4
Industrial	1.2
Technology	0.9
Short-Term Investments	6.4
Liabilities in Excess of Other Assets	(2.0)
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2017
Asset Table
Investments, at fair value
Purchased Options	$—	$8,074,733	$—	$8,074,733
Corporate Bonds/Notes	—	77,255,100	—	77,255,100
Collateralized Mortgage Obligations	—	32,181,357	—	32,181,357
U.S. Treasury Obligations	—	20,077,591	—	20,077,591
Asset-Backed Securities	—	11,816,650	—	11,816,650
U.S. Government Agency Obligations	—	4,053,011	—	4,053,011
Foreign Government Bonds	—	66,374,030	—	66,374,030
Commercial Mortgage-Backed Securities	—	25,694,178	—	25,694,178
Short-Term Investments	5,612,000	10,798,117	—	16,410,117
Total Investments, at fair value	$5,612,000	$256,324,767	$—	$261,936,767
Other Financial Instruments+
Centrally Cleared Swaps	—	5,460,737	—	5,460,737
Forward Foreign Currency Contracts	—	2,212,803	—	2,212,803
Futures	506,939	—	—	506,939
Total Assets	$6,118,939	$263,998,307	$—	$270,117,246

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2017 (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2017
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(2,165,686)	$—	$(2,165,686)
Forward Foreign Currency Contracts	—	(3,375,369)	—	(3,375,369)
Futures	(446,513)	—	—	(446,513)
Written Options	—	(7,452,343)	—	(7,452,343)
Total Liabilities	$(446,513)	$(12,993,398)	$—	$(13,439,911)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At October 31, 2017, the following forward foreign currency contracts were outstanding for Voya Global Bond Fund:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD 2,578,807	USD 2,006,000	Barclays Bank PLC	11/17/17	$(32,632)
JPY 279,524,826	USD 2,482,000	Barclays Bank PLC	11/17/17	(22,057)
USD 1,205,000	GBP 906,943	Barclays Bank PLC	11/17/17	(80)
CAD 1,590,385	USD 1,242,000	Barclays Bank PLC	11/17/17	(9,086)
USD 987,910	EUR 838,032	Barclays Bank PLC	11/17/17	10,921
CAD 751,407	USD 600,000	Barclays Bank PLC	11/17/17	(17,487)
USD 1,695,000	AUD 2,210,503	Barclays Bank PLC	11/17/17	3,468
USD 1,509,000	JPY 171,637,704	Barclays Bank PLC	11/17/17	(1,488)
CAD 1,102,870	USD 870,000	Barclays Bank PLC	11/17/17	(15,022)
USD 1,254,000	EUR 1,064,780	Barclays Bank PLC	11/17/17	12,664
USD 731,000	JPY 82,268,370	Barclays Bank PLC	11/17/17	7,002
NOK 4,852,198	USD 596,000	Barclays Bank PLC	11/17/17	(1,736)
USD 877,000	JPY 99,450,248	Barclays Bank PLC	11/17/17	1,793
USD 1,264,008	BRL 4,023,401	Barclays Bank PLC	11/17/17	36,608
USD 41,000	EUR 34,717	Barclays Bank PLC	11/17/17	526
USD 192,000	JPY 21,513,727	Barclays Bank PLC	11/17/17	2,669
EUR 1,510,995	USD 1,791,000	Barclays Bank PLC	11/17/17	(29,461)
EUR 1,588,052	USD 1,888,000	Barclays Bank PLC	11/17/17	(36,626)
USD 830,000	GBP 626,714	Barclays Bank PLC	11/17/17	(2,732)
USD 219,000	CAD 274,007	Barclays Bank PLC	11/17/17	6,581
USD 1,088,000	CHF 1,058,222	Barclays Bank PLC	11/17/17	26,231
USD 1,284,339	MXN 23,595,183	Barclays Bank PLC	11/17/17	56,980
USD 542,000	CAD 676,021	Barclays Bank PLC	11/17/17	17,928
USD 571,000	CHF 553,427	Barclays Bank PLC	11/17/17	15,718
THB 22,350,149	USD 676,443	Barclays Bank PLC	12/15/17	(3,562)
MYR 2,971,349	USD 708,223	Barclays Bank PLC	12/15/17	(5,447)
USD 2,569,000	EUR 2,164,847	Barclays Bank PLC	12/20/17	40,106
RON 40,676	USD 10,469	Barclays Bank PLC	01/12/18	(175)
HUF 44,620,909	USD 169,980	Barclays Bank PLC	01/12/18	(2,446)
USD 1,534,447	PLN 5,587,088	Barclays Bank PLC	01/12/18	(1,261)
USD 717,000	NOK 5,721,135	Citibank N.A.	11/17/17	16,314
NOK 4,850,823	USD 594,000	Citibank N.A.	11/17/17	96
USD 581,000	NOK 4,649,957	Citibank N.A.	11/17/17	11,505
USD 375,000	CAD 467,254	Citibank N.A.	11/17/17	12,771
MXN 23,627,630	USD 1,251,110	Citibank N.A.	11/17/17	(22,063)
JPY 5,431,720,799	USD 48,422,880	Citibank N.A.	11/17/17	(621,314)
EUR 38,230,311	USD 45,128,409	Citibank N.A.	11/17/17	(558,959)
USD 5,751,008	BRL 18,307,184	Citibank N.A.	11/17/17	166,121
USD 1,467,000	NZD 2,070,800	Citibank N.A.	11/17/17	50,366
USD 537,000	CAD 668,848	Citibank N.A.	11/17/17	18,489
EUR 336,331	USD 397,000	Citibank N.A.	11/17/17	(4,901)
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2017 (continued)

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 594,000	NOK 4,764,476	Citibank N.A.	11/17/17	10,479
BRL 3,059,969	USD 963,254	Citibank N.A.	11/17/17	(29,764)
AUD 6,720,952	USD 5,263,439	Citibank N.A.	11/17/17	(120,397)
NZD 1,149,345	USD 822,000	Citibank N.A.	11/17/17	(35,734)
USD 1,284,339	MXN 23,648,722	Citibank N.A.	11/17/17	54,195
COP 14,174,335	USD 4,674	Citibank N.A.	11/17/17	(22)
HKD 750,439	USD 96,399	Citibank N.A.	12/15/17	(140)
USD 1,458,828	IDR 19,516,202,947	Citibank N.A.	12/15/17	26,066
SGD 763,827	USD 567,159	Citibank N.A.	12/15/17	(6,595)
USD 5,078,000	EUR 4,310,206	Citibank N.A.	12/20/17	42,979
USD 531,578	ZAR 7,384,180	Citibank N.A.	01/12/18	15,673
USD 1,282,439	RON 4,973,042	Citibank N.A.	01/12/18	23,914
ILS 1,603,518	USD 459,957	Citibank N.A.	01/12/18	(3,432)
USD 3,370,000	AUD 4,321,482	Deutsche Bank AG	11/17/17	63,093
CAD 1,874,753	USD 1,501,000	Deutsche Bank AG	11/17/17	(47,635)
NOK 4,293,581	USD 527,000	Deutsche Bank AG	11/17/17	(1,151)
USD 3,273,000	SEK 26,608,452	Deutsche Bank AG	11/17/17	91,902
USD 1,194,000	EUR 1,023,700	Deutsche Bank AG	11/17/17	555
EUR 915,415	USD 1,063,000	Deutsche Bank AG	11/17/17	4,204
AUD 675,249	USD 519,000	Deutsche Bank AG	11/17/17	(2,282)
NZD 1,999,725	USD 1,380,000	Deutsche Bank AG	11/17/17	(11,989)
EUR 10,995,480	USD 12,962,000	Deutsche Bank AG	11/17/17	(143,310)
NZD 6,765,932	USD 4,848,000	Deutsche Bank AG	11/17/17	(219,427)
USD 754,000	AUD 961,227	Deutsche Bank AG	11/17/17	18,445
AUD 793,339	USD 618,000	Deutsche Bank AG	11/17/17	(10,917)
SEK 8,891,786	USD 1,108,000	Deutsche Bank AG	11/17/17	(44,968)
CHF 5,091,201	USD 5,242,256	Deutsche Bank AG	11/17/17	(133,989)
NOK 16,996,905	USD 2,139,000	Deutsche Bank AG	11/17/17	(57,334)
GBP 34,057	USD 45,000	Goldman Sachs International	11/17/17	253
GBP 8,330,646	USD 11,042,895	Goldman Sachs International	11/17/17	26,262
USD 733,036	MXN 13,369,411	Goldman Sachs International	11/17/17	37,594
USD 733,035	MXN 13,375,300	Goldman Sachs International	11/17/17	37,288
USD 366,864	MXN 6,676,701	Goldman Sachs International	11/17/17	19,560
USD 1,516,300	ZAR 20,474,394	Goldman Sachs International	01/12/18	85,831
CLP 1,284,665,474	USD 2,050,897	HSBC Bank USA N.A.	11/17/17	(32,713)
USD 1,095,049	MXN 20,108,212	HSBC Bank USA N.A.	11/17/17	49,073
BRL 3,038,874	USD 963,254	HSBC Bank USA N.A.	11/17/17	(36,199)
USD 823,095	MXN 14,788,526	HSBC Bank USA N.A.	11/17/17	53,835
KRW 3,393,212,979	USD 3,002,710	HSBC Bank USA N.A.	12/15/17	32,675
HUF 334,149,613	USD 1,282,439	HSBC Bank USA N.A.	01/12/18	(27,833)
USD 7,909	TRY 29,887	HSBC Bank USA N.A.	01/12/18	196
TRY 4,624,036	USD 1,238,401	HSBC Bank USA N.A.	01/12/18	(45,105)
USD 1,599,343	PEN 5,234,649	JPMorgan Chase Bank N.A.	11/17/17	(9,945)
GBP 388,928	USD 516,000	JPMorgan Chase Bank N.A.	11/17/17	780
USD 1,963,141	CLP 1,279,359,349	JPMorgan Chase Bank N.A.	11/17/17	(46,707)
USD 790,000	AUD 1,004,741	JPMorgan Chase Bank N.A.	11/17/17	21,146
USD 225,519	NOK 1,789,704	JPMorgan Chase Bank N.A.	11/17/17	6,328
USD 875,000	CHF 854,425	JPMorgan Chase Bank N.A.	11/17/17	17,711
DKK 7,573,822	USD 1,201,256	JPMorgan Chase Bank N.A.	11/17/17	(14,617)
USD 17,811,000	JPY 2,011,180,895	JPMorgan Chase Bank N.A.	11/17/17	111,711
GBP 438,330	USD 583,000	JPMorgan Chase Bank N.A.	11/17/17	(579)
USD 1,539,000	AUD 1,976,616	JPMorgan Chase Bank N.A.	11/17/17	26,444
CAD 4,487,311	USD 3,602,671	JPMorgan Chase Bank N.A.	11/17/17	(123,973)
GBP 852,375	USD 1,119,000	JPMorgan Chase Bank N.A.	11/17/17	13,574
USD 2,239,000	CHF 2,188,556	JPMorgan Chase Bank N.A.	11/17/17	43,107
JPY 297,867,784	USD 2,647,000	JPMorgan Chase Bank N.A.	11/17/17	(25,631)
USD 1,985,000	CHF 1,926,700	JPMorgan Chase Bank N.A.	11/17/17	51,841
USD 587,000	CHF 571,521	JPMorgan Chase Bank N.A.	11/17/17	13,563
USD 1,105,000	AUD 1,412,979	JPMorgan Chase Bank N.A.	11/17/17	23,753
USD 845,000	AUD 1,071,944	JPMorgan Chase Bank N.A.	11/17/17	24,722
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2017 (continued)

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 573,000	CHF 557,527	JPMorgan Chase Bank N.A.	11/17/17	13,604
USD 2,734,000	GBP 2,071,742	JPMorgan Chase Bank N.A.	11/17/17	(18,780)
USD 1,264,008	BRL 4,026,396	JPMorgan Chase Bank N.A.	11/17/17	35,694
EUR 1,966,060	USD 2,317,000	JPMorgan Chase Bank N.A.	11/17/17	(24,939)
USD 4,908,000	EUR 4,142,920	JPMorgan Chase Bank N.A.	11/17/17	78,124
GBP 924,576	USD 1,217,000	JPMorgan Chase Bank N.A.	11/17/17	11,509
USD 828,000	EUR 702,063	JPMorgan Chase Bank N.A.	11/17/17	9,525
NZD 1,201,387	USD 842,000	JPMorgan Chase Bank N.A.	11/17/17	(20,131)
NZD 1,207,653	USD 841,000	JPMorgan Chase Bank N.A.	11/17/17	(14,844)
AUD 2,062,100	USD 1,612,000	JPMorgan Chase Bank N.A.	11/17/17	(34,029)
USD 1,089,000	JPY 123,753,176	JPMorgan Chase Bank N.A.	11/17/17	(83)
NZD 1,602,272	USD 1,115,000	JPMorgan Chase Bank N.A.	11/17/17	(18,886)
USD 1,364,000	JPY 155,037,573	JPMorgan Chase Bank N.A.	11/17/17	(400)
USD 1,270,000	CHF 1,254,436	JPMorgan Chase Bank N.A.	11/17/17	11,359
USD 1,262,000	EUR 1,067,528	JPMorgan Chase Bank N.A.	11/17/17	17,460
CAD 1,144,391	USD 892,000	JPMorgan Chase Bank N.A.	11/17/17	(4,834)
AUD 2,642,798	USD 2,034,000	JPMorgan Chase Bank N.A.	11/17/17	(11,664)
USD 545,000	GBP 413,481	JPMorgan Chase Bank N.A.	11/17/17	(4,403)
USD 1,080,000	AUD 1,407,655	JPMorgan Chase Bank N.A.	11/17/17	2,827
USD 604,000	CAD 775,731	JPMorgan Chase Bank N.A.	11/17/17	2,630
EUR 1,014,359	USD 1,185,000	JPMorgan Chase Bank N.A.	11/17/17	(2,445)
CHF 1,203,918	USD 1,209,000	JPMorgan Chase Bank N.A.	11/17/17	(1,046)
USD 1,245,000	GBP 942,108	JPMorgan Chase Bank N.A.	11/17/17	(6,804)
USD 912,000	GBP 694,287	JPMorgan Chase Bank N.A.	11/17/17	(10,518)
USD 574,000	AUD 749,813	JPMorgan Chase Bank N.A.	11/17/17	224
CAD 1,528,040	USD 1,185,000	JPMorgan Chase Bank N.A.	11/17/17	(418)
USD 6,273,745	RUB 368,582,529	JPMorgan Chase Bank N.A.	01/12/18	33,477
NZD 2,021,085	USD 1,388,000	Morgan Stanley	11/17/17	(5,376)
USD 4,151,000	NZD 6,066,700	Morgan Stanley	11/17/17	771
SEK 4,285,008	USD 530,000	Morgan Stanley	11/17/17	(17,718)
USD 2,920,794	NZD 4,068,983	Morgan Stanley	11/17/17	137,202
NZD 5,974,592	USD 4,107,000	Morgan Stanley	11/17/17	(19,783)
USD 581,000	GBP 442,171	Morgan Stanley	11/17/17	(6,525)
AUD 7,769,153	USD 6,107,000	Morgan Stanley	11/17/17	(161,849)
USD 2,109,000	CHF 2,056,368	Morgan Stanley	11/17/17	45,739
MXN 23,850,405	USD 1,251,110	Morgan Stanley	11/17/17	(10,475)
SEK 31,147,871	USD 3,851,445	Morgan Stanley	11/17/17	(127,649)
SEK 9,429,228	USD 1,164,000	Morgan Stanley	11/17/17	(36,715)
EUR 1,093,545	USD 1,295,000	Morgan Stanley	11/17/17	(20,130)
USD 783,000	GBP 588,718	Morgan Stanley	11/17/17	754
SEK 5,652,981	USD 695,000	Morgan Stanley	11/17/17	(19,174)
USD 3,273,000	EUR 2,790,707	Morgan Stanley	11/17/17	19,553
JPY 72,688,687	USD 648,000	Morgan Stanley	11/17/17	(8,307)
USD 2,690,000	NZD 3,777,093	Morgan Stanley	12/20/17	107,616
USD 2,569,000	JPY 288,450,506	Morgan Stanley	12/20/17	25,849
EUR 6,489,808	USD 7,705,000	Morgan Stanley	12/20/17	(123,849)
CZK 61,484,888	USD 2,815,971	Morgan Stanley	01/12/18	(11,452)
USD 575,000	NOK 4,600,907	The Bank of New York Mellon	11/17/17	11,512
USD 568,000	GBP 430,136	The Bank of New York Mellon	11/17/17	(3,533)
CAD 1,538,755	USD 1,200,000	The Bank of New York Mellon	11/17/17	(7,111)
USD 509,000	GBP 383,507	The Bank of New York Mellon	11/17/17	(576)
USD 6,433,000	JPY 720,146,045	The Bank of New York Mellon	12/20/17	83,765
				$(1,162,566)

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2017 (continued)

At October 31, 2017, the following futures contracts were outstanding for Voya Global Bond Fund:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
30-year German Government Bond	32	12/07/17	$6,192,154	$50,443
Australia 10-Year Bond	2	12/15/17	197,236	(1,345)
Australia 3-Year Bond	69	12/15/17	5,893,031	1,281
Canada 10-Year Bond	36	12/18/17	3,834,959	(18,577)
Euro-Bobl 5-Year	46	12/07/17	7,061,178	1,413
Euro-Bund	23	12/07/17	4,360,323	40,533
Euro-Schatz	161	12/07/17	21,054,264	9,789
Long Gilt	26	12/27/17	4,293,334	(96,586)
Short Gilt	32	12/27/17	4,419,641	(25,337)
U.S. Treasury 2-Year Note	55	12/29/17	11,844,766	(50,805)
U.S. Treasury Long Bond	59	12/19/17	8,995,656	(189,567)
U.S. Treasury Ultra Long Bond	21	12/19/17	3,460,406	(64,296)
			$81,606,948	$(343,054)
Short Contracts
Japan 10-Year Bond (TSE)	(9)	12/13/17	(11,910,030)	67,975
Japanese Government Bonds 10-Year Mini	(2)	12/12/17	(264,703)	1,490
U.S. Treasury 10-Year Note	(26)	12/19/17	(3,248,375)	45,081
U.S. Treasury 5-Year Note	(203)	12/29/17	(23,789,063)	236,807
U.S. Treasury Ultra 10-Year Note	(30)	12/19/17	(4,017,656)	52,127
			$(43,229,827)	$403,480

At October 31, 2017, the following centrally cleared interest rate swaps were outstanding for Voya Global Bond Fund:
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Pay	6-month EUR-EURIBOR	0.294%	02/10/23	EUR 5,700,000	$21,842	$24,804
Pay	6-month JPY-LIBOR	(0.105)	03/07/21	JPY 1,300,000,000	(66,623)	(69,881)
Pay	6-month JPY-LIBOR	(0.199)	07/14/21	JPY 917,600,000	(83,130)	(90,004)
Pay	6-month JPY-LIBOR	(0.020)	03/07/23	JPY 1,130,000,000	(76,197)	(76,681)
Pay	6-month JPY-LIBOR	(0.166)	07/14/23	JPY633,700,000	(95,691)	(102,105)
Pay	6-month JPY-LIBOR	0.754	05/21/24	JPY3,232,000,000	1,099,612	1,081,641
Pay	6-month JPY-LIBOR	0.558	02/24/25	JPY1,844,721,303	435,341	400,123
Pay	6-month JPY-LIBOR	(0.092)	07/14/26	JPY1,256,100,000	(320,755)	(338,381)
Pay	6-month JPY-LIBOR	0.387	03/02/31	JPY14,900,000	(1,026)	(863)
Pay	6-month JPY-LIBOR	0.360	03/03/31	JPY1,677,000,000	(168,264)	(149,623)
Pay	6-month JPY-LIBOR	0.471	07/04/32	JPY473,650,000	5,782	6,676
Pay	6-month JPY-LIBOR	0.623	03/02/36	JPY11,900,000	(985)	(826)
Pay	6-month JPY-LIBOR	0.585	03/03/36	JPY1,341,000,000	(190,293)	(172,026)
Pay	6-month JPY-LIBOR	0.765	07/04/42	JPY488,690,000	(26,882)	(26,210)
Pay	6-month JPY-LIBOR	1.289	02/04/45	JPY1,754,000,000	1,474,027	1,421,555
Pay	1-month USD-LIBOR	1.578	10/27/18	USD71,790,000	(41,367)	(41,367)
Pay	3-month USD-LIBOR	2.118	07/31/21	USD49,400,000	34,123	34,123
Pay	3-month USD-LIBOR	2.087	08/01/21	USD9,500,000	(2,738)	(2,738)
Pay	3-month USD-LIBOR	2.108	08/01/21	USD27,400,000	8,666	8,666
Pay	1-month USD-LIBOR	2.400	10/27/32	USD3,090,000	(2,573)	(2,573)
Pay	1-month USD-LIBOR	2.488	10/27/47	USD1,600,000	(967)	(967)
Receive	6-month EUR-EURIBOR	1.129	02/16/46	EUR1,300,000	148,040	136,323
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2017 (continued)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Receive	6-month JPY-LIBOR	(0.030)	03/02/23	JPY29,800,000	2,138	2,153
Receive	6-month JPY-LIBOR	(0.044)	03/03/23	JPY4,344,000,000	340,097	341,665
Receive	6-month JPY-LIBOR	0.119	03/02/26	JPY21,200,000	1,693	1,601
Receive	6-month JPY-LIBOR	0.103	03/03/26	JPY2,381,000,000	217,865	207,219
Receive	6-month JPY-LIBOR	0.373	03/07/31	JPY175,000,000	15,134	13,187
Receive	6-month JPY-LIBOR	0.484	07/05/32	JPY1,273,200,000	(48,071)	(50,547)
Receive	6-month JPY-LIBOR	0.578	03/07/36	JPY250,000,000	38,462	35,056
Receive	6-month JPY-LIBOR	0.178	07/14/36	JPY467,900,000	384,956	401,001
Receive	6-month JPY-LIBOR	0.782	07/05/42	JPY738,900,000	(2,895)	(4,001)
Receive	6-month JPY-LIBOR	1.443	02/24/45	JPY797,101,798	(947,313)	(912,648)
Receive	6-month JPY-LIBOR	0.233	07/14/46	JPY294,600,000	493,768	515,958
Receive	6-month JPY-LIBOR	0.816	07/03/47	JPY1,850,000	258	257
Receive	1-month USD-LIBOR	1.720	10/27/19	USD11,090,000	1,117	1,117
Receive	1-month USD-LIBOR	1.079	04/04/21	USD20,500,000	544,558	544,558
Receive	3-month USD-LIBOR	2.168	07/30/21	USD59,800,000	(124,245)	(124,245)
Receive	1-month USD-LIBOR	1.983	10/27/22	USD18,400,000	4,481	4,481
Receive	1-month USD-LIBOR	2.210	10/27/26	USD3,420,000	1,975	1,975
Receive	3-month USD-LIBOR	2.188	04/04/46	USD3,000,000	276,598	276,598
					$3,350,518	$3,295,051

At October 31, 2017, the following over-the-counter purchased interest rate swaptions were outstanding for Voya Global Bond Fund:
Description	Counterparty	Exercise Rate	Pay/ Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Cost	Fair Value
Call on 3-Year Interest Rate Swap	Royal Bank of Scotland PLC	2.340%	Receive	3-month USD-LIBOR	10/06/2020	USD 273,700,000	$3,782,850	$3,676,191
Put on 10-Year Interest Rate Swap	Barclays Bank PLC	2.600%	Pay	3-month USD-LIBOR	01/05/2018	USD 68,400,000	243,609	162,400
Put on 10-Year Interest Rate Swap	Deutsche Bank AG	2.550%	Pay	3-month USD-LIBOR	12/28/2017	USD 68,400,000	268,339	186,313
Put on 10-Year Interest Rate Swap	Goldman Sachs International	2.812%	Pay	3-month USD-LIBOR	01/25/2018	USD 107,900,000	265,802	119,486
Put on 3-Year Interest Rate Swap	Royal Bank of Scotland PLC	2.340%	Pay	3-month USD-LIBOR	10/06/2020	USD 273,700,000	3,782,850	3,930,343
							$8,343,450	$8,074,733

At October 31, 2017, the following over-the-counter written interest rate swaptions were outstanding for Voya Global Bond Fund:
Description	Counterparty	Exercise Rate	Pay/ Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premiums Received	Fair Value
Call on 10-Year Interest Rate Swap	Barclays Bank PLC	2.100%	Pay	3-month USD-LIBOR	01/05/2018	USD 68,400,000	$260,446	$(133,325)
Call on 10-Year Interest Rate Swap	Deutsche Bank AG	2.100%	Pay	3-month USD-LIBOR	12/28/2017	USD 68,400,000	270,969	(110,601)
Call on 10-Year Interest Rate Swap	Goldman Sachs International	2.112%	Pay	3-month USD-LIBOR	01/25/2018	USD 107,900,000	265,803	(316,501)
Call on 3-Year Interest Rate Swap	Royal Bank of Scotland PLC	2.056%	Pay	3-month USD-LIBOR	07/06/2018	USD 263,150,000	1,467,061	(1,319,380)
Call on 3-Year Interest Rate Swap	Royal Bank of Scotland PLC	2.555%	Pay	3-month USD-LIBOR	10/06/2022	USD 110,500,000	2,019,256	(1,986,659)
Put on 3-Year Interest Rate Swap	Royal Bank of Scotland PLC	2.056%	Receive	3-month USD-LIBOR	07/06/2018	USD 263,150,000	1,467,061	(1,547,215)
Put on 3-Year Interest Rate Swap	Royal Bank of Scotland PLC	2.555%	Receive	3-month USD-LIBOR	10/06/2022	USD 110,500,000	2,019,256	(2,038,662)
							$7,769,852	$(7,452,343)

Currency Abbreviations
AUD – Australian Dollar
BRL – Brazilian Real
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2017 (continued)

CAD – Canadian Dollar
CHF – Swiss Franc
CLP – Chilean Peso
COP – Colombian Peso
CZK – Czech Koruna
DKK – Danish Krone
EUR – EU Euro
GBP – British Pound
HKD – Hong Kong Sar Dollar
HUF – Hungarian Forint
IDR – Indonesian Rupiah
ILS – Israeli New Shekel
JPY – Japanese Yen
KRW – South Korean Won
MXN – Mexican Peso
MYR – Malaysian Ringgit
NOK – Norwegian Krone
NZD – New Zealand Dollar
PEN – Peruvian Nuevo Sol
PLN – Polish Zloty
RON – Romanian New Leu
RUB – Russian Ruble
SEK – Swedish Krona
SGD – Singapore Dollar
THB – Thai Baht
TRY – Turkish Lira
USD – United States Dollar
ZAR – South African Rand
At October 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $252,146,677.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$15,500,459
Gross Unrealized Depreciation	(9,229,058)
Net Unrealized Appreciation	$6,271,401

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of October 31, 2017 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Investments in securities at value*	$8,074,733
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	2,212,803
Interest rate contracts	Net Assets — Unrealized appreciation**	506,939
Interest rate contracts	Net Assets — Unrealized appreciation***	5,460,737
Total Asset Derivatives		$16,255,212
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$3,375,369
Interest rate contracts	Net Assets — Unrealized depreciation**	446,513
Interest rate contracts	Net Assets — Unrealized depreciation***	2,165,686
Interest rate contracts	Written options, at fair value	7,452,343
Total Liability Derivatives		$13,439,911

*
Includes purchased options.

**
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

***
Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table following the Portfolio of Investments. Only current days variation margin receivable/payable is included on the Statement of Assets and Liabilities.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2017 (continued)

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended October 31, 2017 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Credit contracts	$(45,350)	$—	$—	$519,568	$—	$474,218
Equity contracts	—	—	151,056	—	—	(151,056)
Foreign exchange contracts	3,287,976	(3,361,228)	—	—	2,386,272	2,313,020
Interest rate contracts	12,830,222	—	1,196,971	(18,510,138)	2,536,901	(1,643,932)
Total	$16,072,848	$(3,361,228)	$1,348,027	$(17,990,570)	$4,923,173	$992,250

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Equity contracts	$—	$—	$(304,606)	$—	$—	$(304,606)
Foreign exchange contracts	242,149	4,235,417	—	—	(1,365,596)	3,111,970
Interest rate contracts	46,131	—	453,628	7,500,433	617,913	8,618,105
Total	$288,280	$4,235,417	$149,022	$7,500,433	$(747,683)	$11,425,469

*
Amounts recognized for purchased options are included in net realized gain (loss) on investments.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at October 31, 2017:
	Barclays Bank PLC	BNP Paribas	Citibank N.A.	Deutsche Bank AG	Goldman Sachs International	HBSC Bank USA N.A.	JPMorgan Chase Bank N.A.	Morgan Stanley	Royal Bank of Scotland PLC	The Bank of New York Mellon	Totals
Assets:
Purchased options	$162,400	$—	$—	$186,313	$119,486	$—	$—	$—	$7,606,534	$—	$8,074,733
Forward foreign currency contracts	239,195	—	448,968	178,199	206,788	135,779	571,113	337,484	—	95,277	2,212,803
Total Assets	$401,595	$—	$448,968	$364,512	$326,274	$135,779	$571,113	$337,484	$7,606,534	$95,277	$10,287,536
Liabilities:
Forward foreign currency contracts	$181,298	$—	$1,403,321	$673,002	$—	$141,850	$395,676	$569,002	$—	$11,220	$3,375,369
Written options	133,325	—	—	110,601	316,501	—	—	—	6,891,916	—	7,452,343
Total Liabilities	$314,623	$—	$1,403,321	$783,603	$316,501	$141,850	$395,676	$569,002	$6,891,916	$11,220	$10,827,712
Net OTC derivative instruments by counterparty, at fair value	$86,972	$—	$(954,353)	$(419,091)	$9,773	$(6,071)	$175,437	$(231,518)	$714,618	$84,057	$(540,176)
Total collateral pledged by the Fund/(Received from counterparty)	$(86,972)	$—	$869,000	$—	$—	$—	$—	$—	$(520,000)	$—	$262,028
Net Exposure(1)(2)	$—	$—	$(85,353)	$(419,091)	$9,773	$(6,071)	$175,437	$(231,518)	$194,618	$84,057	$(278,148)

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

(2)
At October 31, 2017, the Fund had received $150,000 in cash collateral from Barclays Bank PLC. Excess cash collateral is not shown for financial reporting purposes.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Equity Fund	as of October 31, 2017

Shares			Value	Percentage of Net Assets
COMMON STOCK:95.5%
		Australia: 1.3%
714,086		Insurance Australia Group Ltd.	$3,590,836	1.3
		Brazil: 0.7%
239,900		Other Securities	2,104,708	0.7
		Canada: 1.5%
119,097		Canadian Natural Resources Ltd.	4,156,485	1.5
		China: 2.3%
351,689		China Mobile Ltd.	3,537,418	1.2
12,141,483	(1)(2)	Other Securities	3,051,611	1.1
			6,589,029	2.3
		France: 7.2%
12,903		LVMH Moet Hennessy Louis Vuitton SE	3,848,491	1.4
461,249 (3)		Natixis SA	3,617,183	1.3
236,543		Orange SA	3,885,854	1.4
32,654		Renault S.A.	3,238,470	1.1
63,539		Societe Generale	3,536,231	1.2
130,526		Other Securities	2,295,498	0.8
			20,421,727	7.2
		Germany: 5.5%
18,986		Allianz SE	4,432,449	1.5
41,205		BASF SE	4,505,906	1.6
29,412 (3)		Siemens AG	4,224,525	1.5
57,061		Other Securities	2,442,230	0.9
			15,605,110	5.5
		Hong Kong: 1.4%
535,060		AIA Group Ltd.	4,031,933	1.4
		India: 0.8%
496,799		Other Securities	2,414,848	0.8
		Ireland: 1.2%
40,947		Medtronic PLC	3,297,052	1.2
		Italy: 1.8%
471,776		Enel S.p.A.	2,925,799	1.0
110,412 (1)		Other Securities	2,110,044	0.8
			5,035,843	1.8
		Japan: 7.3%
128,021		LIXIL Group Corp.	3,525,830	1.2
153,815		Mitsubishi Corp.	3,602,031	1.3
287,187		Panasonic Corp.	4,336,341	1.5
31,800		Shin-Etsu Chemical Co., Ltd.	3,353,667	1.2
97,200		Other Securities	6,118,390	2.1
			20,936,259	7.3
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Netherlands: 3.0%
104,535	Royal Dutch Shell PLC - Class A ADR	$6,588,841	2.3
93,969	Other Securities	2,121,520	0.7
		8,710,361	3.0
	Singapore: 0.9%
9,582	Other Securities	2,528,786	0.9
	Sweden: 1.3%
194,162	Volvo AB - B Shares	3,845,621	1.3
	Switzerland: 4.4%
61,191	Nestle S.A.	5,148,521	1.8
51,374	Novartis AG	4,237,291	1.5
14,298	Roche Holding AG	3,304,713	1.1
		12,690,525	4.4
	Taiwan: 1.7%
115,244	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	4,878,279	1.7
	United Kingdom: 4.0%
65,491	AstraZeneca PLC	4,431,167	1.6
48,136	British American Tobacco PLC	3,110,046	1.1
112,831	Diageo PLC	3,853,032	1.3
		11,394,245	4.0
	United States: 49.2%
38,011	Allstate Corp.	3,567,712	1.3
6,383 (3)	Amazon.com, Inc.	7,055,002	2.5
57,565	Apple, Inc.	9,730,788	3.4
86,203	Citizens Financial Group, Inc.	3,276,576	1.1
92,422	Coca-Cola Co.	4,249,564	1.5
33,286	Deere & Co.	4,423,044	1.5
57,899	DowDuPont, Inc.	4,186,677	1.5
69,037	Exxon Mobil Corp.	5,754,234	2.0
21,379 (3)	Facebook, Inc.	3,849,503	1.3
24,870	General Dynamics Corp.	5,048,113	1.8
64,114	Intercontinental Exchange, Inc.	4,237,935	1.5
31,326	Johnson & Johnson	4,367,158	1.5
69,153	JPMorgan Chase & Co.	6,957,483	2.4
14,979	Lam Research Corp.	3,124,170	1.1
81,332	Lazard Ltd.	3,866,523	1.4
23,788	McDonald’s Corp.	3,970,455	1.4
59,800	Merck & Co., Inc.	3,294,382	1.2
41,918 (4)	Microchip Technology, Inc.	3,973,826	1.4

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Equity Fund	as of October 31, 2017 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		United States (continued)
113,810		Microsoft Corp.	$9,466,716	3.3
30,166		Mid-America Apartment Communities, Inc.	3,087,490	1.1
26,682		NextEra Energy, Inc.	4,137,578	1.4
51,695		Nucor Corp.	2,989,522	1.1
101,123		Oracle Corp.	5,147,161	1.8
38,521		Philip Morris International, Inc.	4,030,837	1.4
90,910		Tapestry, Inc.	3,722,764	1.3
27,656		UnitedHealth Group, Inc.	5,813,844	2.0
12,576		Vail Resorts, Inc.	2,880,155	1.0
28,160	(3)(4)	VMware, Inc.	3,370,470	1.2
81,568		Wells Fargo & Co.	4,579,228	1.6
97,577		Other Securities	6,386,956	2.2
			140,545,866	49.2
		Total Common Stock (Cost $217,692,283)	272,777,513	95.5
RIGHTS: —%
		China: —%
26 (1)		Other Securities	—	—
		Total Rights (Cost $—)	—	—
		Total Long-Term Investments (Cost $217,692,283)	272,777,513	95.5

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.4%
	Securities Lending Collateral(5): 1.3%
625,632	Bank of Nova Scotia, Repurchase Agreement dated 10/31/17, 1.05%, due 11/01/17 (Repurchase Amount $625,650, collateralized by various U.S. Government Securities, 0.000%-6.125%, Market Value plus accrued interest $638,163, due 01/04/18-09/09/49)	625,632	0.2
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(5) (continued)
1,000,000	Daiwa Capital Markets, Repurchase Agreement dated 10/31/17, 1.08%, due 11/01/17 (Repurchase Amount $1,000,030, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,019,771, due 11/02/17-12/01/51)	$1,000,000	0.4
1,000,000	Merrill Lynch & Co., Inc., Repurchase Agreement dated 10/31/17, 1.07%, due 11/01/17 (Repurchase Amount $1,000,029, collateralized by various U.S. Government Agency Obligations, 2.383%-4.500%, Market Value plus accrued interest $1,020,000, due 11/01/28-11/01/47)	1,000,000	0.4
1,000,000	Nomura Securities, Repurchase Agreement dated 10/31/17, 1.06%, due 11/01/17 (Repurchase Amount $1,000,029, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%-6.250%, Market Value plus accrued interest $1,020,000, due 11/30/17-09/09/49)	1,000,000	0.3
		3,625,632	1.3
Shares		Value	Percentage of Net Assets
	Mutual Funds: 3.1%
9,017,000 (6)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.940% (Cost $9,017,000)	9,017,000	3.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Equity Fund	as of October 31, 2017 (continued)

Shares	Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
Total Short-Term Investments (Cost $12,642,632)	$12,642,632	4.4
Total Investments in Securities (Cost $230,334,915)	$285,420,145	99.9
Assets in Excess of Other Liabilities	177,309	0.1
Net Assets	$285,597,454	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2017.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

ADR
American Depositary Receipt

(1)
The grouping contains non-income producing securities.

(2)
The grouping contains Level 3 securities.

(3)
Non-income producing security.

(4)
Security, or a portion of the security, is on loan.

(5)
Represents securities purchased with cash collateral received for securities on loan.

(6)
Rate shown is the 7-day yield as of October 31, 2017.

Sector Diversification	Percentage of Net Assets
Information Technology	18.7%
Financials	18.3
Consumer Discretionary	10.8
Health Care	10.7
Industrials	10.0
Consumer Staples	8.0
Energy	5.8
Materials	5.4
Utilities	3.2
Telecommunication Services	2.6
Real Estate	2.0
Rights	0.0
Short-Term Investments	4.4
Assets in Excess of Other Liabilities	0.1
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the assets and liabilities:(1)
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2017
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$3,590,836	$—	$3,590,836
Brazil	2,104,708	—	—	2,104,708
Canada	4,156,485	—	—	4,156,485
China	1,568,422	5,020,607	—	6,589,029
France	3,238,470	17,183,257	—	20,421,727
Germany	—	15,605,110	—	15,605,110
Hong Kong	—	4,031,933	—	4,031,933
India	—	2,414,848	—	2,414,848
Ireland	3,297,052	—	—	3,297,052
Italy	—	5,035,843	—	5,035,843
Japan	—	20,936,259	—	20,936,259
Netherlands	6,588,841	2,121,520	—	8,710,361
Singapore	2,528,786	—	—	2,528,786
Sweden	—	3,845,621	—	3,845,621
Switzerland	—	12,690,525	—	12,690,525
Taiwan	4,878,279	—	—	4,878,279
United Kingdom	—	11,394,245	—	11,394,245
United States	140,545,866	—	—	140,545,866
Total Common Stock	168,906,909	103,870,604	—	272,777,513
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Equity Fund	as of October 31, 2017 (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2017
Rights	—	—	—	—
Short-Term Investments	9,017,000	3,625,632	—	12,642,632
Total Investments, at fair value	$177,923,909	$107,496,236	$—	$285,420,145
Other Financial Instruments+
Forward Foreign Currency Contracts	—	1,427	—	1,427
Futures	197,578	—	—	197,578
Total Assets	$178,121,487	$107,497,663	$—	$285,619,150

(1)
For the year ended October 31, 2017, as a result of the fair value pricing procedures for international equities (Note 2) utilized by the Fund certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period. At October 31, 2017, securities valued at $4,348,547 were transferred from Level 2 to Level 1 within the fair value hierarchy.

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

At October 31, 2017, the following forward foreign currency contracts were outstanding for Voya Global Equity Fund:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 506,955	JPY 57,471,006	Citibank N.A.	11/06/17	$1,427
				$1,427

At October 31, 2017, the following futures contracts were outstanding for Voya Global Equity Fund:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Mini MSCI Emerging Markets Index	167	12/15/17	$9,387,070	$197,578
			$9,387,070	$197,578

Currency Abbreviations
JPY – Japanese Yen
USD – United States Dollar
At October 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $233,815,443.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$57,707,618
Gross Unrealized Depreciation	(2,959,336)
Net Unrealized Appreciation	$54,748,282

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Equity Fund	as of October 31, 2017 (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of October 31, 2017 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$1,427
Equity contracts	Net Assets — Unrealized appreciation*	197,578
Total Asset Derivatives		$199,005

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended October 31, 2017 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Total
Foreign exchange contracts	$10,551	$—	$10,551
Equity contracts	—	1,961,071	1,961,071
Total	$10,551	$1,961,071	$1,971,622

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Total
Foreign exchange contracts	$1,427	$—	$1,427
Equity contracts	—	426,577	426,577
Total	$1,427	$426,577	$428,004

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at October 31, 2017:
Citibank N.A.
Assets:
Forward foreign currency contracts	$1,427
Total Assets	$1,427
Net OTC derivative instruments by counterparty, at fair value	$1,427
Total collateral pledged by the Fund/(Received from counterparty)	$—
Net Exposure(1)	$1,427

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Perspectives® Fund	as of October 31, 2017

Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: 100.1%
	Affiliated Investment Companies 100.1%
207,484	Voya Corporate Leaders® 100 Fund - Class R6	$4,467,133	10.0
445,081	Voya Global Bond Fund - Class R6	4,415,205	9.9
228,715	Voya Global Real Estate Fund - Class R6	4,437,062	9.9
524,545	Voya GNMA Income Fund - Class I	4,421,915	9.9
545,551	Voya High Yield Bond Fund - Class R6	4,446,244	10.0
437,987	Voya Intermediate Bond Fund - Class R6	4,432,427	9.9
163,052 (1)	Voya MidCap Opportunities Fund - Class R6	4,531,222	10.1
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
348,350	Voya Multi-Manager Emerging Markets Equity Fund - Class I	$4,608,665	10.3
409,426	Voya Multi-Manager International Factors Fund - Class I	4,528,247	10.1
238,693	Voya Small Company Fund - Class R6	4,451,617	10.0
	Total Mutual Funds (Cost $40,694,442)	44,739,737	100.1
	Liabilities in Excess of Other Assets	(62,510)	(0.1)
	Net Assets	$44,677,227	100.0

(1)
Non-income producing security.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2017
Asset Table
Investments, at fair value
Mutual Funds	$44,739,737	$—	$—	$44,739,737
Total Investments, at fair value	$44,739,737	$—	$—	$44,739,737

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

At October 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $41,338,590.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$4,245,828
Gross Unrealized Depreciation	(844,681)
Net Unrealized Appreciation	$3,401,147

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Perspectives® Fund	as of October 31, 2017 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended October 31, 2017, where the following issuers were considered an affiliate:
Issuer	Beginning Market Value at 10/31/16	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Market Value at 10/31/17	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Corporate Leaders® 100 Fund - Class R6	$1,977,921	$2,540,243	$(596,227)	$545,196	$4,467,133	$36,415.0	$73,526	$—
Voya Global Bond Fund - Class R6	6,937,277	1,077,664	(3,532,617)	(67,119)	4,415,205	322,232	(92,053)	—
Voya Global Real Estate Fund - Class R6	2,004,300	2,825,322	(505,668)	113,108	4,437,062	127,774	(38,054)	5,309
Voya GNMA Income Fund - Class I	6,953,646	1,020,491	(3,440,165)	(112,057)	4,421,915	98,197	(3,396)	—
Voya High Yield Bond Fund - Class R6	6,945,882	1,018,893	(3,623,344)	104,813	4,446,244	253,208	(16,053)	—
Voya Intermediate Bond Fund - Class R6	6,950,551	1,045,119	(3,490,319)	(72,924)	4,432,427	152,002	(27,849)	—
Voya International Core Fund - Class I	1,980,094	2,458,946	(743,273)	832,480	4,528,247	30,793	24,404	—
Voya MidCap Opportunities Fund - Class R6	1,983,326	2,629,084	(761,181)	679,993	4,531,222	—	(4,078)	112,305
Voya Multi-Manager Emerging Markets Equity Fund - Class I	1,980,095	2,567,442	(1,071,980)	1,133,108	4,608,665	22,744	211,797	—
Voya Small Company Fund - Class R6	1,986,118	2,761,110	(786,094)	490,483	4,451,617	5,242	5,778	120,046
	$39,699,210	$19,944,314	$(18,550,868)	$3,647,081	$44,739,737	$1,048,607	$134,022	$237,660

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
See Accompanying Notes to Financial Statements

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of October 31, 2017

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.6%
		Australia: 3.7%
3,186,420	(1)(2)(3)	Other Securities	$7,856,598	3.7
		Austria: 1.4%
39,364 (4)		Wienerberger AG	1,009,980	0.5
42,460	(1)(2)	Other Securities	1,984,054	0.9
			2,994,034	1.4
		Belgium: 1.3%
151,931 (4)		AGFA-Gevaert NV	713,830	0.3
64,416 (2)		Other Securities	2,156,770	1.0
			2,870,600	1.3
		Brazil: 0.1%
15,800		Other Securities	152,632	0.1
		Canada: 6.7%
54,139		Transcontinental, Inc.	1,201,877	0.6
21,488		West Fraser Timber Co., Ltd.	1,307,002	0.6
1,688,335	(1)(2)	Other Securities	11,808,166	5.5
			14,317,045	6.7
		China: 1.8%
99,000	(4)(5)	Wuxi Biologics Cayman, Inc.	560,899	0.3
3,170,914	(2)(3)	Other Securities	3,319,488	1.5
			3,880,387	1.8
		Denmark: 0.6%
106,308 (2)		Other Securities	1,283,813	0.6
		Finland: 0.7%
105,598 (2)		Other Securities	1,462,742	0.7
		France: 7.3%
7,608 (4)		Arkema SA	961,129	0.4
5,963 (4)		Atos SE	926,148	0.4
8,761	(4)(5)	Elior Group	248,797	0.1
2,059 (4)		Eurofins Scientific SE	1,288,021	0.6
19,945	(4)(5)	Maisons du Monde SA	863,103	0.4
5,257		Teleperformance	767,755	0.4
22,034 (4)		UbiSoft Entertainment	1,681,186	0.8
254,505	(1)(2)	Other Securities	8,872,570	4.2
			15,608,709	7.3
		Germany: 6.1%
5,610		Duerr AG	776,367	0.3
47,868 (4)		Evotec AG	1,018,614	0.5
13,063		Fraport AG Frankfurt Airport Services Worldwide	1,241,294	0.6
42,678		SAF-Holland SA	845,377	0.4
10,187 (4)		Siltronic AG	1,520,387	0.7
221,441	(1)(2)	Other Securities	7,710,868	3.6
			13,112,907	6.1
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Hong Kong: 2.3%
544,000		Road King Infrastructure	$894,391	0.4
14,288,097	(1)(2)(3)	Other Securities	3,937,883	1.9
			4,832,274	2.3
		India: 0.2%
204,012	(2)(3)	Other Securities	490,450	0.2
		Indonesia: 0.1%
2,866,780 (2)		Other Securities	180,139	0.1
		Ireland: 0.8%
323,862 (2)		Other Securities	1,620,718	0.8
		Israel: 0.6%
131,867 (2)		Other Securities	1,338,453	0.6
		Italy: 5.4%
54,008 (5)		Anima Holding SpA	410,660	0.2
56,253		Autogrill S.p.A.	735,860	0.4
51,466		Brembo SpA	849,595	0.4
15,100	(4)(5)	Gima TT SpA	299,544	0.1
124,515 (5)		Infrastrutture Wireless Italiane SpA	850,667	0.4
56,734 (5)		OVS SpA	424,248	0.2
883,048	(1)(2)	Other Securities	7,999,785	3.7
			11,570,359	5.4
		Japan: 24.6%
18,800		Asahi Intecc Co. Ltd.	1,084,631	0.5
59,900		Daikyonishikawa Corp.	1,017,913	0.5
29,000		Dip Corp.	708,155	0.3
45,400		DMG Mori Co. Ltd.	915,518	0.4
39,400		Ferrotec Holdings Corp.	809,942	0.4
23,700		IHI Corp.	853,649	0.4
60,600		Kanematsu Corp.	797,224	0.4
16,182		Kyudenko Corp.	714,480	0.3
17,100		Nippon Shinyaku Co., Ltd.	1,211,847	0.6
102,100		Sanwa Holdings Corp.	1,280,364	0.6
17,900		SCSK Corp.	771,916	0.4
33,700		Temp Holdings Co., Ltd.	835,614	0.4
88,300		Tokyo Steel Manufacturing Co., Ltd.	762,652	0.3
52,300		Yuasa Trading Co., Ltd.	1,928,208	0.9
25,500		Zenkoku Hosho Co. Ltd.	1,047,764	0.5
2,879,199	(1)(2)	Other Securities	37,899,240	17.7
			52,639,117	24.6

See Accompanying Notes to Financial Statements

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of October 31, 2017 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Liechtenstein: 0.1%
1,065		Other Securities	$104,882	0.1
		Luxembourg: 0.7%
259,468 (2)		Other Securities	1,559,872	0.7
		Malaysia: 0.3%
1,187,291 (2)		Other Securities	613,010	0.3
		Marshall Islands: 0.0%
3,841 (2)		Other Securities	18,810	0.0
		Mexico: 0.1%
164,577 (2)		Other Securities	107,460	0.1
		Netherlands: 2.4%
16,573		Advanced Metallurgical Group NV	793,189	0.4
13,607		BE Semiconductor Industries NV	1,069,269	0.5
9,374	(4)(5)	Euronext NV	556,728	0.3
11,923		IMCD Group NV	749,888	0.3
9,037 (5)		Philips Lighting NV	342,511	0.2
4,942 (5)		Refresco Group NV	114,270	0.0
557,582	(1)(2)(3)	Other Securities	1,561,069	0.7
			5,186,924	2.4
		New Zealand: 0.2%
271,773		Other Securities	450,306	0.2
		Norway: 1.7%
89,215		Subsea 7 SA	1,503,929	0.7
46,606 (6)		Kongsberg Gruppen ASA	850,713	0.4
18,726 (5)		Skandiabanken ASA	189,912	0.1
149,425 (2)		Other Securities	1,078,588	0.5
			3,623,142	1.7
		Peru: 0.0%
18,398 (2)		Other Securities	20,886	0.0
		Philippines: 0.0%
38,300		Other Securities	68,957	0.0
		Poland: 0.1%
35,074 (2)		Other Securities	136,249	0.1
		Qatar: 0.0%
13,944		Other Securities	51,008	0.0
		Singapore: 1.2%
2,341,287	(1)(2)	Other Securities	2,552,418	1.2
		South Africa: 0.5%
495,491		Other Securities	1,138,065	0.5
		South Korea: 3.0%
294,411 (2)		Other Securities	6,340,107	3.0
		Spain: 1.3%
66,254		Melia Hotels International SA	906,281	0.4
276,424	(1)(2)	Other Securities	1,913,142	0.9
			2,819,423	1.3
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Sweden: 1.9%
21,516 (5)		Dometic Group AB	$187,071	0.1
19,950 (5)		Scandic Hotels Group AB	257,353	0.1
445,270 (2)		Other Securities	3,665,236	1.7
			4,109,660	1.9
		Switzerland: 4.9%
5,588	(4)(5)	Galenica AG	259,630	0.1
25,521		Logitech International SA	912,615	0.4
3,121		Lonza Group AG	829,129	0.4
8,400		Tecan Group AG	1,776,667	0.8
11,591	(4)(5)	Wizz Air Holdings PLC	504,203	0.3
99,306 (2)		Other Securities	6,239,380	2.9
			10,521,624	4.9
		Taiwan: 1.3%
4,219,739		Other Securities	2,852,894	1.3
		Thailand: 1.1%
1,170,200		Thanachart Capital PCL	1,928,876	0.9
1,897,700 (2)		Other Securities	454,647	0.2
			2,383,523	1.1
		Turkey: 0.1%
483,868		Other Securities	205,601	0.1
		United Arab Emirates: 0.1%
102,811 (2)		Other Securities	101,045	0.1
		United Kingdom: 12.7%
58,367 (4)		Abcam PLC	771,322	0.4
45,757 (5)		Auto Trader Group PLC	208,071	0.1
170,376		B&M European Value Retail SA	899,000	0.4
111,440 (5)		ConvaTec Group PLC	289,945	0.1
130,322 (4)		Dart Group PLC	1,038,519	0.5
430,099		Hays PLC	1,064,678	0.5
178,161 (5)		Ibstock PLC	587,087	0.3
80,717		Investec PLC - INP - ZAR	550,678	0.3
39,598		Investec PLC - INVP - GBP	270,953	0.1
195,787		Rentokil Initial PLC	873,079	0.4
3,618,617 (2)		Other Securities	20,513,558	9.6
			27,066,890	12.7
		United States: 0.2%
53,143 (2)		Other Securities	340,974	0.2
		Total Common Stock (Cost $168,974,909)	208,584,707	97.6

See Accompanying Notes to Financial Statements

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of October 31, 2017 (continued)

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 0.1%
4,684	Other Securities	$206,939	0.1
	Total Exchange-Traded Funds (Cost $197,758)	206,939	0.1
PREFERRED STOCK: 0.9%
	Brazil: 0.0%
2,158	Other Securities	33,373	0.0
	Germany: 0.9%
13,596	Draegerwerk AG & Co. KGaA	1,562,426	0.8
7,628	Other Securities	278,396	0.1
		1,840,822	0.9
	South Africa: 0.0%
776	Other Securities	38,071	0.0
	United Kingdom: 0.0%
1,077,118 (2)	Other Securities	1,431	0.0
	Total Preferred Stock (Cost $937,680)	1,913,697	0.9
RIGHTS: 0.0%
	Spain: 0.0%
67,773 (2)	Other Securities	25,196	0.0
	Total Rights (Cost $26,131)	25,196	0.0
CLOSED-END FUNDS: 0.1%
	United Kingdom: 0.1%
12,200	Other Securities	302,355	0.1
	Total Closed-End Funds (Cost $504,256)	302,355	0.1
	Total Long-Term Investments (Cost $170,640,734)	211,032,894	98.7

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.7%
	Securities Lending Collateral(7): 1.9%
1,000,000	Barclays Capital, Inc., Repurchase Agreement dated 10/31/17, 1.05%, due 11/01/17 (Repurchase Amount $1,000,029, collateralized by various U.S. Government Securities, 0.000%-2.250%, Market Value plus accrued interest $1,020,000, due 11/15/17-08/15/47)	$1,000,000	0.5
1,000,000	Cantor Fitzgerald, Repurchase Agreement dated 10/31/17, 1.08%, due 11/01/17 (Repurchase Amount $1,000,030, collateralized by various U.S. Government\ U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $1,020,000, due 12/01/17-09/20/67)	1,000,000	0.5

See Accompanying Notes to Financial Statements

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of October 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(7) (continued)
1,000,000	Daiwa Capital Markets, Repurchase Agreement dated 10/31/17, 1.08%, due 11/01/17 (Repurchase Amount $1,000,030, collateralized by various U.S. Government\ U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,019,771, due 11/02/17-12/01/51)	$1,000,000	0.5
39,989	Nomura Securities, Repurchase Agreement dated 10/31/17, 1.05%, due 11/01/17 (Repurchase Amount $39,990, collateralized by various U.S. Government Securities, 0.000%-2.000%, Market Value plus accrued interest $40,789, due 02/15/18-02/15/47)	39,989	0.0
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(7) (continued)
1,000,000	RBC Dominion Securities Inc., Repurchase Agreement dated 10/31/17, 1.05%, due 11/01/17 (Repurchase Amount $1,000,029, collateralized by various U.S. Government Agency Obligations, 3.000%-7.000%, Market Value plus accrued interest $1,020,000, due 08/01/25-09/20/47)	$1,000,000	0.4
		4,039,989	1.9
Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.8%
1,627,798 (8)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.940% (Cost $1,627,798)	1,627,798	0.8
	Total Short-Term Investments (Cost $5,667,787)	5,667,787	2.7
	Total Investments in Securities (Cost $176,308,521)	$216,700,681	101.4
	Liabilities in Excess of Other Assets	(2,990,107)	(1.4)
	Net Assets	$213,710,574	100.0

See Accompanying Notes to Financial Statements

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of October 31, 2017 (continued)

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2017.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
The grouping contains securities on loan.

(2)
The grouping contains non-income producing securities.

(3)
The grouping contains Level 3 securities.

(4)
Non-income producing security.

(5)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(6)
Security, or a portion of the security, is on loan.

(7)
Represents securities purchased with cash collateral received for securities on loan.

(8)
Rate shown is the 7-day yield as of October 31, 2017.

Sector Diversification	Percentage of Net Assets
Industrials	25.2%
Consumer Discretionary	14.0
Information Technology	13.8
Materials	11.1
Health Care	11.0
Financials	8.7
Real Estate	5.9
Energy	4.0
Consumer Staples	3.5
Telecommunication Services	0.9
Utilities	0.5
Exchange-Traded Funds	0.1
Short-Term Investments	2.7
Liabilities in Excess of Other Assets	(1.4)
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the assets and liabilities:(1)
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2017
Asset Table
Investments, at fair value
Common Stock
Australia	$392,160	$7,464,438	$—	$7,856,598
Austria	1,227,756	1,766,278	—	2,994,034
Belgium	1,007,383	1,863,217	—	2,870,600
Brazil	152,632	—	—	152,632
Canada	13,982,154	334,891	—	14,317,045
China	1,463,051	2,417,336	—	3,880,387
Denmark	708,783	575,030	—	1,283,813
Finland	575,595	887,147	—	1,462,742
France	3,668,749	11,939,960	—	15,608,709
Germany	2,386,247	10,726,660	—	13,112,907
Hong Kong	744,706	4,087,568	—	4,832,274
India	139,041	351,409	—	490,450
Indonesia	23,842	156,297	—	180,139
Ireland	1,363,859	256,859	—	1,620,718
Israel	389,691	948,762	—	1,338,453
Italy	3,516,198	8,054,161	—	11,570,359
Japan	1,602,726	51,036,391	—	52,639,117
Liechtenstein	104,882	—	—	104,882
Luxembourg	549,913	1,009,959	—	1,559,872
Malaysia	265,773	347,237	—	613,010
Marshall Islands	18,810	—	—	18,810
Mexico	107,460	—	—	107,460
Netherlands	242,426	4,944,498	—	5,186,924
New Zealand	432,403	17,903	—	450,306
Norway	172,067	3,451,075	—	3,623,142
Peru	20,886	—	—	20,886
Philippines	67,685	1,272	—	68,957
Poland	61,680	74,569	—	136,249
See Accompanying Notes to Financial Statements

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of October 31, 2017 (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2017
Qatar	51,008	—	—	51,008
Singapore	898,601	1,653,817	—	2,552,418
South Africa	1,038,090	99,975	—	1,138,065
South Korea	1,316,155	5,023,952	—	6,340,107
Spain	207,796	2,611,627	—	2,819,423
Sweden	1,237,585	2,872,075	—	4,109,660
Switzerland	943,126	9,578,498	—	10,521,624
Taiwan	57,404	2,795,490	—	2,852,894
Thailand	86,573	2,296,950	—	2,383,523
Turkey	52,595	153,006	—	205,601
United Arab Emirates	101,045	—	—	101,045
United Kingdom	13,469,557	13,597,333	—	27,066,890
United States	340,974	—	—	340,974
Total Common Stock	55,189,067	153,395,640	—	208,584,707
Exchange-Traded Funds	206,939	—	—	206,939
Preferred Stock	158,810	1,754,887	—	1,913,697
Rights	25,196	—	—	25,196
Closed-End Funds	302,355	—	—	302,355
Short-Term Investments	1,627,798	4,039,989	—	5,667,787
Total Investments, at fair value	$57,510,165	$159,190,516	$—	$216,700,681
Other Financial Instruments+
Forward Foreign Currency Contracts	—	704	—	704
Total Assets	$57,510,165	$159,191,220	$—	$216,701,385
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(33)	$—	$(33)
Total Liabilities	$—	$(33)	$—	$(33)

(1)
For the year ended October 31, 2017, as a result of the fair value pricing procedures for international equities (Note 2) utilized by the Fund certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period. At October 31, 2017, securities valued at $7,027,258 and $20,104,804 were transferred from Level 1 to Level 2 and from Level 2 to Level 1, respectively, within the fair value hierarchy. In addition, securities valued at $1,068 transferred from Level 3 to Level 1 as a result of quoted prices in active markets becoming available.

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

At October 31, 2017, the following forward foreign currency contracts were outstanding for Voya Multi-Manager International Small Cap Fund:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY 11,722,659	USD 103,148	Bank of America N.A.	11/06/17	$(33)
USD 175,124	JPY 19,894,116	BNP Paribas	11/02/17	162
USD 131,660	JPY 14,906,088	HSBC Bank USA N.A.	11/06/17	542
				$671

Currency Abbreviations
JPY − Japanese Yen
USD − United States Dollar
See Accompanying Notes to Financial Statements

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of October 31, 2017 (continued)

At October 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $177,320,714.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$50,071,000
Gross Unrealized Depreciation	(10,350,837)
Net Unrealized Appreciation	$39,720,163

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of October 31, 2017 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$704
Total Asset Derivatives		$704
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$33
Total Liability Derivatives		$33

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended October 31, 2017 was as follows:
Amount of Realized Gain or (Loss) on Derivatives (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$(83,954)
Total	$(83,954)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$671
Total	$671

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at October 31, 2017:
	Bank of America N.A.	BNP Paribas	HSBC Bank USA N.A.	Totals
Assets:
Forward foreign currency contracts	$—	$162	$542	$704
Total Assets	$—	$162	$542	$704
Liabilities:
Forward foreign currency contracts	$33	$—	$—	$33
Total Liabilities	$33	$—	$—	$33
Net OTC derivative instruments by counterparty, at fair value	$(33)	$162	$542	$671
Total collateral pledged by the Fund/(Received from counterparty)	$—	$—	$—	$—
Net Exposure(1)	$(33)	$162	$542	$671

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Russia Fund	as of October 31, 2017

Shares			Value	Percentage of Net Assets
COMMON STOCK: 96.1%
		Consumer Discretionary: 1.8%
900,000 (1)		Detsky Mir PJSC	$1,561,358	1.8
		Consumer Staples: 8.4%
21,500 (1)		Magnit OJSC	2,827,464	3.2
40,000		Magnit PJSC GDR	1,132,032	1.3
82,000 (1)		X5 Retail Group N.V. GDR	3,370,200	3.9
			7,329,696	8.4
		Energy: 35.3%
600,000 (1)		Gazprom Neft JSC	2,512,880	2.9
110,000		Gazprom Neft PJSC ADR	2,294,057	2.6
1,100,000		Gazprom PJSC	2,366,825	2.7
180,000		KazMunaiGas Exploration Production GDR	1,845,000	2.1
170,000		Lukoil PJSC ADR	9,015,100	10.4
40,300		Novatek PJSC GDR	4,599,665	5.3
242,000		Tatneft PJSC	1,810,196	2.1
90,000		Tatneft PJSC ADR	4,050,000	4.7
1,589,600 (1)		TMK PJSC	2,160,755	2.5
			30,654,478	35.3
		Financials: 23.7%
240,000	(1)(2)	Halyk Savings Bank of Kazakhstan JSC GDR	2,340,000	2.7
1,235,000		Moscow Exchange MICEX-RTS PJ	2,490,491	2.9
880,000 (1)		Sberbank of Russia PJSC	2,915,995	3.3
770,000		Sberbank PAO ADR	11,041,800	12.7
80,000 (1)		TBC Bank Group PLC	1,819,027	2.1
			20,607,313	23.7
		Industrials: 2.6%
735,000 (1)		Aeroflot - Russian Airlines PJSC	2,262,312	2.6
		Information Technology: 3.3%
18,450 (1)		EPAM Systems, Inc.	1,681,717	1.9
34,800 (1)		Yandex NV	1,177,284	1.4
			2,859,001	3.3
		Materials: 8.6%
2,000,000 (1)		Alrosa AO	2,570,643	2.9
220,000 (1)		Kinross Gold Corp.	869,700	1.0
220,000		MMC Norilsk Nickel PJSC ADR	4,060,540	4.7
			7,500,883	8.6
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Real Estate: 2.0%
420,000	Etalon Group PLC GDR	$1,701,000	2.0
	Telecommunication Services: 5.8%
260,000 (1)	Mobile TeleSystems PJSC	1,252,794	1.5
240,000	Mobile TeleSystems PJSC ADR	2,546,400	2.9
255,000	Sistema PJSC FC GDR	1,198,500	1.4
		4,997,694	5.8
	Utilities: 4.6%
14,000,000	Inter RAO UES PJSC	856,494	1.0
221,000,000	RusHydro JSC	3,086,745	3.6
		3,943,239	4.6
	Total Common Stock (Cost $59,045,222)	83,416,974	96.1
PREFERRED STOCK: 4.1%
	Energy: 4.1%
2,210,000	Surgutneftegas	1,095,340	1.2
459,626 (1)	Tatneft	2,489,903	2.9
	Total Preferred Stock (Cost $2,158,462)	3,585,243	4.1
	Total Long-Term Investments (Cost $61,203,684)	87,002,217	100.2

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.1%
	Securities Lending Collateral(3): 0.0%
9,962	Barclays Capital, Inc., Repurchase Agreement dated 10/31/17, 1.05%, due 11/01/17 (Repurchase Amount $9,962, collateralized by various U.S. Government Securities, 0.000%-2.250%, Market Value plus accrued interest $10,161, due 11/15/17-08/15/47) (Cost $9,962)	9,962	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Russia Fund	as of October 31, 2017 (continued)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 0.1%
85,973 (4)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.940% (Cost $85,973)	$85,973	0.1
	Total Short-Term Investments (Cost $95,935)	95,935	0.1
	Total Investments in Securities (Cost $61,299,619)	$87,098,152	100.3
	Liabilities in Excess of Other Assets	(257,304)	(0.3)
	Net Assets	$86,840,848	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

ADR
American Depositary Receipt

GDR
Global Depositary Receipt

(1)
Non-income producing security.

(2)
Security, or a portion of the security, is on loan.

(3)
Represents securities purchased with cash collateral received for securities on loan.

(4)
Rate shown is the 7-day yield as of October 31, 2017.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2017
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$—	$1,561,358	$—	$1,561,358
Consumer Staples	3,370,200	3,959,496	—	7,329,696
Energy	14,910,100	15,744,378	—	30,654,478
Financials	15,200,827	5,406,486	—	20,607,313
Industrials	—	2,262,312	—	2,262,312
Information Technology	2,859,001	—	—	2,859,001
Materials	4,930,240	2,570,643	—	7,500,883
Real Estate	1,701,000	—	—	1,701,000
Telecommunication Services	3,744,900	1,252,794	—	4,997,694
Utilities	—	3,943,239	—	3,943,239
Total Common Stock	46,716,268	36,700,706	—	83,416,974
Preferred Stock	—	3,585,243	—	3,585,243
Short-Term Investments	85,973	9,962	—	95,935
Total Investments, at fair value	$46,802,241	$40,295,911	$—	$87,098,152

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Russia Fund	as of October 31, 2017 (continued)

At October 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $62,158,158.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$28,755,210
Gross Unrealized Depreciation	(3,815,296)
Net Unrealized Appreciation	$24,939,914

See Accompanying Notes to Financial Statements

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended October 31, 2017 were as follows:
Fund Name	Type	Per Share Amount
Voya Diversified Emerging Markets Debt Fund
Class A	NII	$0.1388
Class C	NII	$0.1088
Class I	NII	$0.1524
Class W	NII	$0.1547
Voya Global Bond Fund
Class A	NII	$0.3413
Class C	NII	$0.2721
Class I	NII	$0.3652
Class O	NII	$0.3355
Class P	NII	$0.4015
Class R	NII	$0.3182
Class R6	NII	$0.3688
Class W	NII	$0.3573
Class A	ROC	$0.1138
Class C	ROC	$0.1014
Class I	ROC	$0.1184
Class O	ROC	$0.1139
Class P	ROC	$0.1186
Class R	ROC	$0.1098
Class R6	ROC	$0.1189
Class W	ROC	$0.1180
Fund Name	Type	Per Share Amount
Voya Global Equity Fund
Class A	NII	$0.4089
Class C	NII	$0.1901
Class I	NII	$0.4890
Class W	NII	$0.4910
Voya Global Perspectives® Fund
Class A	NII	$0.2420
Class C	NII	$0.1679
Class I	NII	$0.2734
Class R	NII	$0.2182
Class W	NII	$0.2695
All Classes	LTCG	$0.0666
Voya Multi-Manager International Small Cap Fund
Class A	NII	$0.2698
Class C	NII	$—
Class I	NII	$0.5039
Class O	NII	$0.3252
Class W	NII	$0.4533
Voya Russia Fund
Class A	NII	$0.4357
Class I	NII	$0.5094
Class W	NII	$0.4950

NII – Net investment income
LTCG – Long-term capital gain
ROC – Return of capital
Of the ordinary distributions made during the year ended October 31, 2017, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:
Global Equity	99.66%
Global Perspectives®	7.24%
For the year ended October 31, 2017, the following are percentages of ordinary income dividends paid by the Funds (including creditable foreign taxes paid) that are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals:
Global Equity	100.00%
Global Perspectives®	15.23%
Multi-Manager International Small Cap	100.00%
Russia	100.00%
The Funds designate the following amount of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):
Global Perspectives®	$243,938

TAX INFORMATION (Unaudited) (continued)

Pursuant to Section 853 of the Internal Revenue Code, the Funds designate the following amounts as foreign taxes paid for the year ended October 31, 2017. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.
	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
Global Perspectives®	$9,031	$0.0024	6.39%
Multi-Manager International Small Cap	$287,081	$0.0885	86.68%
Russia	$405,907	$0.1369	100.00%

*
None of the Funds listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180.
Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Trustee	November 2007 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	151	DSM/Dentaquest, Boston, MA (February 2014 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Chairperson Trustee	January 2014 – Present January 2005 – Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – Present).	151	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	January 2006 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	151	Wisconsin Energy Corporation (June 2006 – Present); The Royce Funds (23 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 75	Trustee	November 2007 – Present	Retired.	151	None.
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 67	Trustee	August 2015 – Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006 – November 2015).	151	None.
Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Trustee	May 2013 – Present	Retired.	151	None.
Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Trustee	January 2005 – Present	Retired.	151	Assured Guaranty Ltd. (April 2004 – Present).
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Trustee	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	151	None.

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Trustee	January 2006 – Present	Consultant (May 2001 – Present).	151	None.
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Trustee	October 2015 – Present	Retired. Formerly, President, Bond Division, Fidelity Management and Research (June 2009 – September 2012).	151	None.
Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Trustee	February 2002 – Present	Retired.	151	UGI Corporation (February 2006 – Present) and UGI Utilities, Inc. (February 2006 – Present).
Trustee who is an “interested person”:
Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Trustee	November 2007 – Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006 – Present).	151	Voya Capital Corporation, LLC and Voya Investments Distributor, LLC (December 2005 – Present); Voya Funds Services, LLC, Voya Investments, LLC and Voya Investment Management (March 2006 – Present); and Voya Investment Trust Co. (April 2009 – Present).

(1)
Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of November 30, 2017.

(3)
Mr. Mathews is deemed to be an “interested person” of the Trust as defined in the 1940 Act, because of his current affiliation with the Voya funds, Voya Financial, Inc. or Voya Financial, Inc.’s affiliates.

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	President and Chief Executive Officer	November 2006 – Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006 – Present).
Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Executive Vice President	February 2002 – Present	Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (March 2012 – Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011 – December 2013).
Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 67	Executive Vice President Chief Investment Risk Officer	May 1999 – Present September 2009 – Present	Executive Vice President, Voya Investments, LLC (July 2000 – Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 – Present).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Chief Compliance Officer	February 2012 – Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012 – Present).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	Senior Vice President, Voya Investments, LLC and Voya Funds Services, LLC (April 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Senior Vice President	November 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President	May 2006 – Present	Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (March 2006 – Present).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2012 – Present).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Vice President	September 2004 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 – Present).
Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Vice President	February 2003 – Present	Vice President, Voya Funds Services, LLC (February 1996 – Present) and Voya Investments, LLC (October 2004 – Present); Vice President and Money Laundering Reporting Officer, Voya Investments Distributor, LLC (April 2010 – Present). Anti-Money Laundering Compliance Officer, Voya Financial, Inc. (January 2013 – Present); and Money Laundering Reporting Officer, Voya Investment Management Trust Co. (October 2012 – Present).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	September 2014 – Present	Vice President, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014 – October 2015). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997 – March 2014).

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Vice President	September 2016 – Present	Vice President, Head of Fund Compliance, Voya Investments LLC, and Chief Compliance Officer for Voya Investments, LLC and Directed Services, LLC (June 2016 – Present). Formerly, Vice President, Mutual Fund Compliance (March 2014 – June 2016); Assistant Vice President, Mutual Fund Compliance (May 2013 – March 2014); Assistant Vice President, Senior Project Manager (May 2008 – May 2013).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Vice President	May 1999 – Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Vice President	March 2006 – Present	Vice President – Mutual Fund Product Development, Voya Investments, LLC (July 2012 – Present); Vice President, Voya Family of Funds (March 2010 – Present) and Vice President, Voya Funds Services, LLC (March 2006 – Present).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President – Director of Tax, Voya Funds Services, LLC (March 2013 – October 2015). Formerly, Assistant Vice President – Director of Tax, Voya Funds Services, LLC (March 2008 – February 2013).
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Secretary	August 2003 – Present	Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Assistant Secretary	June 2010 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Assistant Secretary	August 2003 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).

(1)
The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
166211         (1017-122017)

Annual Report
October 31, 2017
Classes A, C, I, O, R and W
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Voya Global Corporate Leaders® 100 Fund

■
Voya Global Equity Dividend Fund

■
Voya Global High Dividend Low Volatility Fund

■
Voya Multi-Manager Emerging Markets Equity Fund

■
Voya Multi-Manager International Equity Fund

■
Voya Multi-Manager International Factors Fund

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PROXY VOTING INFORMATION
A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Funds. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Top o’ the Market to You?
Dear Shareholder,
Asset prices have surged broadly in 2017, raising the question of how long the good times can last. This month, a painting attributed to Leonardo da Vinci sold for $450 million, shattering previous records. Bitcoin, a currency without an underlying economy, recently surpassed $15,000 per coin. In September, Austria sold a 100-year bond issue at a yield of only 2.1%. Apparently, there’s a lot of money sloshing around the global economy, looking for a place to go: does it mean investors are growing overconfident? Are we nearing a market top?
At this point it doesn’t seem so. High prices don’t necessarily mean markets will fall — declines usually occur for a reason, such as an economic recession, dwindling corporate earnings or central banks sharply raising interest rates in efforts to limit inflation. We’re in an unusual period where countries all over the world are growing yet inflation is still low, so central banks have little need to raise rates aggressively. Further, while we expect rates to rise marginally in the U.S., the U.K. and Europe over the next year, we don’t think this presents a challenge to growth, since economic data are solid and corporate earnings are powering ahead.
Still, with prices high, the effects of a downturn could be stressful and widespread. But investors also should remember that worrying about whether a top is near can make it tempting to time the market. Historically, market timing has generally proven to leave the average investor worse off than staying the course.
Regardless of where markets currently are in their cycles, we believe investors are best served by following their asset allocation plan and avoiding the temptation to time entry or exit points. We think the way to make the most of opportunities that present themselves is to engage in broad global diversification across continents and asset classes. If your goals have changed, thoroughly discuss them with your financial advisor before making any changes to your investment strategy.
We seek to remain a reliable partner committed to reliable investing, helping you and your financial advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Shaun Mathews
President and Chief Executive Officer
Voya Family of Funds
December 7, 2017
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

Market Perspective: Year Ended October 31, 2017

The first half of our fiscal year ended with global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, already up more than 12%. Investor sentiment was still trying to come to terms with the unexpected result of the U.S. presidential election. For this and perhaps more importantly, other reasons, the Index continued its advance, rising in every month, to end October up 21.70% for the fiscal year. (The Index returned 22.77% for the year ended October 31, 2017, measured in U.S. dollars.)
Markets had been thrown into disarray when on November 8, 2016, the new U.S. President was elected on a platform of massive infrastructure spending, tax reductions, lighter financial regulation, trade protectionism and the repeal of the Affordable Care Act (“ACA”).
The platform was seen as reflationary in the U.S. and elsewhere. The yield curve, which had been rising and steepening, did so faster than ever, especially when the Federal Open Market Committee (“FOMC”) raised the federal funds rate by 25bp (0.25%) on December 14 and projected three more similar raises in 2017.
The term “reflation trade”, meaning the positioning of a portfolio to take advantage of an expected increase in demand, economic activity, inflation and interest rates, had been part of the market pundits’ lexicon for years. There is no doubt that it received new impetus after the election, given the legislative agenda described above and the fact that the party charged with getting it enacted had a majority in both houses of Congress.
Yet expectations for this agenda to drive the reflation trade faded in 2017. Item 1 would be to repeal and replace the ACA. A version of the bill narrowly passed the House on May 4, but the Senate’s increasingly desperate attempts to pass any version foundered early on July 28. Complex and contentious issues were involved, as they would be with policies on tax reform, deregulation and infrastructure spending.
However, by this point most commentators had largely discounted U.S. legislative initiatives as a major source of investor optimism. Now it was a narrative of improving global growth and corporate earnings, albeit fitful and patchy, that was credited with keeping equity markets firm.
In the euro zone, unemployment ended October at 8.9%, the lowest since January 2009. Gross domestic product (“GDP”) grew 2.5% year-over-year in the third quarter of 2017, slightly higher than the U.S. (2.3%). The European Central Bank finally confirmed that monthly bond purchases would be halved to €30 billion in 2018. The region’s Economic Sentiment Indicator ended the period at the highest since 2001.
China had stabilized after causing grave concern in 2016, amid declining growth, policy missteps and ballooning debt. While excessive debt remained a problem, GDP growth in the second quarter of 2017 was a healthy 6.9% year-over-year and 6.8% in the third. Even Japan contributed some good news with GDP growth in the second quarter reported at 2.5% annualized.
In the U.S. the FOMC added a further 25bp (0.25%) in March and again in June to the federal funds rate. But areas of sluggishness, like low core consumer price inflation and wage growth persisted into September, which started with devastating hurricanes and rising geo-political tensions with North Korea. Some commentators suggested that the FOMC might be done for the year.
However, the hurricanes subsided, geo-political tensions cooled and yet another forlorn attempt to replace the ACA was shrugged off. The October employment report showed the unemployment rate at 4.2%, the lowest since February 2001. Wage growth accelerated to 2.9%. Third quarter GDP growth was reported at 3.0% (annualized) after 3.1% in the second. The outline of a long-awaited pro-growth tax reform program was finally announced: short on details, but they would be forthcoming on November 1. October ended with no-one in doubt that the FOMC would raise again in December. Perhaps the reflation trade was back after all.
In U.S. fixed income markets, the Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) rose 0.90% in the fiscal year. The Bloomberg Barclays Long-Term U.S. Treasury sub-index fell 2.44%, as the yield curve rose. Indices of riskier classes outperformed Treasuries. The Bloomberg Barclays U.S. Corporate Investment Grade Bond sub-index climbed 3.46%, the Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) rose 8.92%.
U.S. equities, represented by the S&P 500® Index including dividends, climbed 23.63% during the year, repeatedly closing at a new high. The earnings per share of its constituent companies grew 13% year-over-year in the first quarter of 2017, and 10% in the second. The technology sector was the leader, soaring 38.96%. Telecommunications was the weakest sector, slipping 1.37%.
In currencies, the dollar fell 5.71% against the euro, 7.83% against the pound. While the beginning of the period was just before the U.S.election which generated reflation euphoria, driving the dollar higher, much of this had dissipated. In the meantime, the euro zone’s prospects had improved, while some of the panic over Brexit had faded. The dollar rose 8.45% against the yen, moving within a narrow trading range in the second half.
In international markets, the MSCI Japan® Index surged 27.38% over the year, in an environment of improving corporate governance and profitability, with little competition from fixed income investments. The MSCI Europe ex UK® Index rose 23.07%. Aside from the positive developments noted above, corporate earnings were improving and political fears were assuaged by the election of a centrist President in France. But the MSCI UK® Index added just 11.80%. GDP growth was down to 1.5% year-over-year, little or no progress was being made on Brexit negotiations and it was becoming abundantly clear that the UK’s negotiating position was very weak.
Past performance does not guarantee future results. The performance quoted represents past performance.
Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

Benchmark Descriptions

Index	Description
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index	An index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Bloomberg Barclays Long-Term U.S.Treasury Index	This index measures the performance of U.S. Treasury bills with long-term maturity. The credit level for this index is investment grade. The rebalance scheme is monthly.
FTSE Developed ex US Select Factor Index	The FTSE Developed ex US Select Factor Index is a customized version of the FTSE Developed ex US Comprehensive Factor Index, which is comprised of approximately 1400 large- and mid-capitalization equity securities from developed markets (excluding the United States). For the FTSE Developed ex US Select Factor Index, FTSE selects companies using a proprietary rules-based multi-factor selection and weighting process designed to increase the FTSE Select Factor Index exposure, relative to the starting universe, to companies demonstrating the following factors; Momentum, Quality, Size, Value and Low Volatility.
MSCI All Country World IndexSM	A broad-based index comprised of equity securities in countries around the world, including the United States, other developed countries and emerging markets.
MSCI All Country World (ex-US) IndexSM	A free float-adjusted market capitalization index that is designed to measure equity market performance in global developed and emerging markets, excluding the U.S. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Emerging Markets Index	An index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Europe, Australasia and Far East® (“MSCI EAFE”) Index	An index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P Global 100 Index	An index that measures the performance of multi-national, blue chip companies of major importance in the global equity markets.
3

Voya Global Corporate Leaders 100® Fund	Portfolio Managers’ Report

Geographic Diversification as of October 31, 2017 (as a percentage of net assets)

United States	59.5%
United Kingdom	8.0%
France	7.5%
Germany	7.0%
Japan	5.7%
Switzerland	3.7%
Netherlands	2.5%
Spain	2.4%
South Korea	0.7%
Australia	0.6%
Assets in Excess of Other Liabilities*	2.4%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Global Corporate Leaders® 100 Fund (the “Fund”) seeks to outperform the S&P Global 100 Index. The Fund is managed by Vincent Costa, CFA, Steve Wetter, and Kai Yee Wong, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the period since inception on December 6, 2016 through October 31, 2017, the Fund’s Class A shares, excluding sales charges, provided a total return of 20.88% compared to the S&P Global 100 Index and the MSCI All Country World IndexSM, which returned 23.99% and 21.29%, respectively, for the same period.
Portfolio Specifics: For the reporting period, the Fund underperformed its benchmark, the S&P Global 100 Index due to sector allocation effects. An underweight allocation to the information technology sector, combined with unfavorable portfolio holdings within the sector, had the largest negative impact on performance. Additionally, portfolio holdings within the consumer staples sector also detracted value on a relative basis. Among the key detractors for the period were underweight positions in Apple Inc., Samsung Electronics Co., Ltd., and Microsoft Corporation. By contrast, an underweight allocation to the energy sector and favorable portfolio holdings within the industrials sector contributed most favorably to returns. Among the largest individual contributors were underweight positions in Exxon Mobil Corporation and General Electric Company, and an overweight position in RWE AG.
Top Ten Holdings as of October 31, 2017 (as a percentage of net assets)

Intel Corp.	1.8%
iShares Global 100 ETF	1.7%
Amazon.com, Inc.	1.7%
Microsoft Corp.	1.7%
3M Co.	1.6%
Wal-Mart Stores, Inc.	1.6%
Apple, Inc.	1.6%
Alphabet, Inc. - Class C	1.6%
Caterpillar, Inc.	1.6%
McDonald’s Corp.	1.6%
Portfolio holdings are subject to change daily.
As of the end of the reporting period, the Fund’s largest sector overweights were the industrials and financials sectors; the Fund’s largest sector underweights were the information technology and energy sectors. Sector exposures are purely a function of the Fund’s quantitative investment discipline, however, and are not actively managed.
Current Strategy and Outlook: The Fund’s investment strategy follows a strict rules-based approach. It starts by holding 100 large cap multi-national stocks that are equally-weighted within each of the 3 regions (North America, Europe, and Asia), while keeping the regions “cap-weighted”. On a quarterly basis, if the value of a security rises by more than 50% relative to the Index, the position size is reduced so that its weight is similar to its weight at the end of the previous quarter. If the value of a security falls more than 30% relative to the index during a calendar quarter, the position will be sold. The Fund’s investment portfolio is rebalanced quarterly in order to realign position sizes within each region back to equal-weighted holdings.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.
4

Portfolio Managers’ Report	Voya Global Corporate Leaders® 100 Fund

Cumulative Total Returns for the Periods Ended October 31, 2017
Since Inception of Class A & I December 6, 2016
Including Sales Charge:
Class A	13.93%
Class I	21.20%
Excluding Sales Charge:
Class A	20.88%
Class I	21.20%
S&P Global 100 Index	23.99%
MSCI All Country World IndexSM	21.29%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Global Corporate Leaders® 100 Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.
The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 5.75%.

5

Voya Global Equity Dividend Fund	Portfolio Managers’ Report

Geographic Diversification as of October 31, 2017 (as a percentage of net assets)

United States	44.2%
France	10.9%
Japan	8.5%
United Kingdom	8.4%
Switzerland	4.7%
Italy	3.7%
Netherlands	2.9%
Canada	2.4%
Germany	2.1%
Spain	2.1%
Countries between 0.5% – 1.2%^	3.7%
Assets in Excess of Other Liabilities*	6.4%
Net Assets	100.0%
* Includes short-term investments.
^ Includes 4 countries, which each represents 0.5% – 1.2% of net assets.
Portfolio holdings are subject to change daily.
Voya Global Equity Dividend Fund (the “Fund”) seeks growth of capital with dividend income as a secondary consideration. The Fund is managed by Nicolas Simar and Bruno Springael, Portfolio Managers of NNIP Advisors B.V. (“NNIP Advisors”) — the Sub-Adviser.*
Performance: For the year ended October 31, 2017, the Fund’s Class A shares, excluding sales charges, provided a total return of 18.32%, compared to the MSCI World IndexSM, which returned 22.77% for the same period.
Portfolio Specifics: The Fund made strong absolute gains but lagged its benchmark, the MSCI World IndexSM, over the 12-month period ending October 31, 2017. The underperformance was mainly due to our stock selection in the consumer discretionary sector. Toy manufacturer Mattel, Inc. was our biggest underperformer in the segment after reporting a series of disappointing earnings results. Similarly, department store operator Macy’s Inc. was a weak performer due to disappointing results. Technology was another sector where our relative performance was negative. This was due to both our stock picking and our underweight relative to the benchmark. While dividend scarcity is a factor in the tech world, it is mainly expensive valuations that drives our underweight and positioning within the sector. We remain convinced about the attractiveness of the value stocks the Fund holds, such as Cisco Systems, Inc. and IBM Corporation. Although they were laggards in the reporting period, they continue to have longer-term intrinsic value in our opinion. Contributions in the period came from our stock selection within financials and materials. While stock selection in financials detracted over all, banks benefited our performance due to rising bond yields and a positive outcome of the U.S. Federal Reserve’s annual health assessment of banks. European banks also gained on reduced political risk following the convincing victory of Emmanuelle Macron in the French presidential elections. Miners
Top Ten Holdings as of October 31, 2017* (as a percentage of net assets)

Apple, Inc.	2.3%
Royal Dutch Shell PLC	2.1%
Citigroup, Inc.	2.0%
Cisco Systems, Inc.	2.0%
BNP Paribas	2.0%
General Electric Co.	1.9%
Microsoft Corp.	1.8%
Sumitomo Mitsui Financial Group, Inc.	1.7%
Total S.A.	1.7%
Metlife, Inc.	1.7%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
did well in the materials sectors, especially those with exposure to copper. That commodity performed well during the period, helped to a certain extent by the growing demand for electric vehicles.
In technology we reduced Symantec Corp. and exited Seagate Technology PLC, both of which have significantly outperformed over the last 12 months. We decided to take profits on Taiwan Semiconductor Manufacturing Company, Limited. Although the chipmaker is still a strong industry leader, with good earnings prospects, the stock is up more than 30% year-to-date, leaving no room for disappointment. We used some of the funds to add Qualcomm Inc. to the portfolio. The chipmaker is an industry leader that we believe is trading cheaply in our opinion, on the back of litigation issues with Apple Inc. We believe the current share price allows for slow growth and considerable margin pressure, while not giving Qualcomm the benefit of the doubt on deal synergies with NXP (its recent acquisition). We also added to Cisco, which we believe will make a successful transition from a growth-pressured hardware vendor to a software-centric firm that benefits from attractive margins.
In health care we sold out of Abbott Laboratories following strong share-price performance and replaced it with Medtronic PLC. Medtronic has lagged substantially because of questions regarding its product cycle and competitive threats, and more recently as a result of hurricane Maria damaging its facilities in Puerto Rico. We started a position in Allergan PLC, a pharmaceutical company that specializes in medical aesthetics, eye care and specialty care. It is probably best known as the producer of Botox. We introduced the stock after its share price was weak following Q1 results. Earnings were impacted by de-stocking, operational expenditure and concerns about cash conversion. We believe valuation is attractive at these levels, especially with its strong and durable aesthetics portfolio and what we consider to be an underappreciated pipeline.
Among industrials we exited AB Volvo and Caterpillar Inc. following strong performance, and introduced Nielsen Holdings PLC. Nielsen is a leading provider of measurement data and analytics to the consumer packaged goods and media industries. It is our opinion that the headwinds in the United States are fully priced in following a significant de-rating of the stock’s valuation. Going forward we expect the firm’s emerging market exposure to be the main driver of growth. The company trades on a 3.6% dividend yield.
We introduced Hanesbrands Inc. to the portfolio. The company is a sales-channel agnostic marketer of innerwear and active wear apparel. Among its brands are popular names such as Hanes, Champion, Playtex and Wonderbra. In our view, the stock is relatively cheap in terms of valuation, especially given the improving outlook for earnings and cash generation. We also started a position in

6

Portfolio Managers’ Report	Voya Global Equity Dividend Fund

Daimler AG. We believe Daimler’s valuation levels at our time of purchase more than adequately discounted risks related to additional emission related costs, cartel fixing allegations and potential slowing of demand in some regional end-markets. We exited Eutelsat Communications SA after a strong rebound in its share price. Despite strict cost control and prudent capital expenditure, overcapacity and moves to OTT (over-the-top TV) remain long-term structural headwinds for video volumes and pricing.
In energy we exited Chevron Corp. after its valuation reached our three-year price target. We replaced it with ConocoPhillips Co., a cheaper and a more oil-price sensitive alternative to Chevron. The company’s portfolio repositioning has lowered capital intensity, which should improve free cash flow going forward. We also sold Cenovus Energy Inc. on its rebound, as the acquisition of Conoco’s oil sands assets translates into a much higher risk profile.
In telecommunications we added Orange SA to the portfolio. We bought the stock after its forward price-to-earnings multiple fell to below 14, largely as a result of fierce mobile price competition. At this level we believe the stock is attractive as the company has good momentum in domestic fixed and we believe there’s also the prospect of market repair going forward.
We exited our positions in RSA Insurance Group PLC and HSBC Holding PLC. RSHA has been a successful restructuring story, but higher cost savings and shareholder return prospects have been largely priced in. It is our opinion that high exposure to commercial lines is also being overlooked, while dividend yield doesn’t offer the same support it used to. HSBC’s share price has recovered strongly and at current levels we think there are better alternatives in the banking sector. One of these is Standard Chartered PLC, where expected revenue growth improvement and cost-cutting should drive a re-rating (higher valuation) going forward.
Finally, in Japan we exited Hitachi Chemical Co., Ltd. after strong performance left little upside. The firm has significant electric vehicle exposure, which might be at risk due to lower Chinese subsidies and potentially lower subsidies in the U.S. as well. We exited Japan Post Bank Co., Ltd. following a rebound in the share price. We believe negative short and low long interest rates will keep taking their toll on the company’s portfolio of Japanese government bonds and keep pressuring earnings, while the bank has few mitigating options. Also sold was Mitsui & Co., Ltd. We added Japan Tobacco Inc. (JT) to the portfolio. We believe that price pressure in Russia and the UK should abate for JT, while the launch of its new vapor device should lead to market share gain and support margins.
Current Strategy and Outlook: The underperformance of value versus growth is at historically extreme levels, which begs the question whether now is a good time to step into the style. Empirical evidence suggests that value outperforms growth over the long term and today we’re at two standard deviations below the long-term average. Historically, this level is seen as a strong indicator for a reversal, though of course past performance is no guarantee of future results. A closer look reveals how value’s recent underperformance is correlated to low interest rates and quantitative easing (QE), which makes sense since the net present value of longer-dated growth stocks is worth a lot more when discount rates are very low. Central banks are now starting to cut their balance sheet expansion, however, a signal that the QE era is slowly coming to an end.
Taking into account the prospects for global economic recovery, the above may put value stocks into an attractive light going forward. The fundamental backdrop for equity markets remains strong and, in our opinion, is the best we have seen in years. Macroeconomic data surprised to the upside over the past month, especially in developed markets. The eurozone manufacturing sector is expanding at its fastest pace in more than a decade. In a cyclical recovery we expect “defensive growth” or “low-volatility” sectors, such as utilities, to underperform’ and values segments, such as banking, to outperform. We believe that Banking — the largest value sector — should benefit from the additional support of higher loan growth, lower loan-loss provisioning and dividend growth.

*
Effective November 1, 2016, Kris Hermie was no longer a portfolio manager of the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.
7

Voya Global Equity Dividend Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended October 31, 2017
	1 Year	5 Year	10 Year
Including Sales Charge:
Class A(1)	11.51%	7.32%	1.29%
Class C(2)	16.44%	7.80%	1.13%
Class I	18.66%	8.91%	2.26%
Class O	18.36%	8.60%	1.89%
Class W(3)	18.64%	8.88%	2.16%
Excluding Sales Charge:
Class A	18.32%	8.60%	1.89%
Class C	17.44%	7.80%	1.13%
Class I	18.66%	8.91%	2.26%
Class O	18.36%	8.60%	1.89%
Class W(3)	18.64%	8.88%	2.16%
MSCI World IndexSM	22.77%	11.56%	4.10%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Global Equity Dividend Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.
The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to
www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(3)
Class W incepted on February 12, 2008. The Class W shares performance shown for the period prior to their inception date is the performance of Class A shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

8

Portfolio Managers’ Report	Voya Global High Dividend Low Volatility Fund

Geographic Diversification as of October 31, 2017 (as a percentage of net assets)

United States	56.1%
Japan	8.8%
United Kingdom	5.0%
Germany	4.2%
Canada	4.1%
Netherlands	3.2%
France	3.0%
Switzerland	2.5%
Singapore	2.0%
Australia	1.4%
Countries between 0.3% – 1.4%^	9.0%
Assets in Excess of Other Liabilities*	0.7%
Net Assets	100.0%
* Includes short-term investments.
^ Includes 11 countries, which each represents 0.3% – 1.4% of net assets.
Portfolio holdings are subject to change daily.
Voya Global High Dividend Low Volatility Fund (the “Fund”) seeks maximum total return. The Fund is managed by Vincent Costa, CFA, James Ying, CFA, Steve Wetter, and Kai Yee Wong, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the period since inception on December 6, 2016 through October 31, 2017, the Fund’s Class A shares, excluding sales charges, provided a total return of 17.49% compared to the MSCI World IndexSM (the “Index” or “MSCI World”), which returned 19.92% for the same period.
Portfolio Specifics: For the reporting period, the Fund underperformed its benchmark, the MSCI World Index, due to a combination of unfavorable security selection and negative allocation effects. On the regional level, stock selection within North America detracted the most value while stock selection within Developed Asia contributed favorably to returns. On the sector level, portfolio holdings within the information technology and telecommunication services sectors had the largest negative impact on performance. The Fund’s allocation to cash, although within typical range, was also a drag on relative performance. On an individual stock level basis, not owning benchmark names Facebook, Inc. Class A and Amazon.com, Inc., and an overweight position in CenturyLink, Inc. were among the largest detractors for the period. By contrast, stock selection within the energy and industrials sectors had the largest positive impact on returns. Key contributors for the period include overweight positions in Persimmon Plc and Deutsche Lufthansa AG, and not owning benchmark name General Electric Company.
Top Ten Holdings as of October 31, 2017 (as a percentage of net assets)

Apple, Inc.	1.7%
Johnson & Johnson	1.5%
Royal Dutch Shell PLC - Class A	1.4%
Exxon Mobil Corp.	1.4%
Cisco Systems, Inc.	1.3%
Pfizer, Inc.	1.3%
Intel Corp.	1.3%
International Business Machines Corp.	1.3%
Wells Fargo & Co.	1.1%
UnitedHealth Group, Inc.	1.1%
Portfolio holdings are subject to change daily.
Current Strategy and Outlook: The Fund is an actively managed global quantitative equity strategy that seeks to maximize total returns and maintain lower volatility than its Index. We continue to monitor changes occurring globally, actions at central banks and overall economic data. We seek to remain nimble and continue to focus on quality companies, such as those that, in our opinion, have strong managements, solid balance sheets and good cash flow generation capabilities. Going forward, we believe the Fund is well positioned, as we think that investors will continue to focus on companies’ fundamentals due to ongoing economic uncertainty.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expenselimitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.
9

Voya Global High Dividend Low Volatility Fund	Portfolio Managers’ Report

Cumulative Total Returns for the Periods Ended October 31, 2017
Since Inception of Class A & I December 6, 2016
Including Sales Charge:
Class A	10.73%
Class I	17.81%
Excluding Sales Charge:
Class A	17.49%
Class I	17.81%
MSCI World	19.92%

Based on a $10,000 initial investment, the table and graph above illustrate the total return of Voya Global High Dividend Low Volatility Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.
The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.

10

Portfolio Managers’ Report	Voya Multi-Manager Emerging Markets Equity Fund

Geographic Diversification as of October 31, 2017 (as a percentage of net assets)

China	28.5%
South Korea	15.5%
Taiwan	8.3%
Brazil	8.2%
India	6.7%
Russia	5.9%
Mexico	3.4%
Turkey	3.4%
Thailand	2.7%
South Africa	2.4%
Countries between 0.1% – 1.9%^	14.0%
Assets in Excess of Other Liabilities*	1.0%
Net Assets	100.0%
* Includes short-term investments.
^ Includes 23 countries, which each represents 0.1% – 1.9% of net assets.
Portfolio holdings are subject to change daily.
Voya Multi-Manager Emerging Markets Equity Fund (the “Fund”) seeks long-term capital appreciation. The Fund’s assets are managed by three sub-advisers — J.P. Morgan Investment Management Inc. (“JPMorgan”), Van Eck Associates Corporation (“Van Eck”) and Delaware Investments Fund Advisers (“Delaware”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Each manages a portion (“Sleeve”) of the Fund’s assets that is allocated to the Sub-Adviser. The following individuals are primarily responsible for the day-to-day management of their respective Sleeve: George Iwanicki Jr., Anuj Arora and Joyce Weng, Portfolio Managers, of the Sleeve that is managed by JPMorgan; David A. Semple, Portfolio Manager, and Angus Shillington, Assistant Portfolio Manager, of the Sleeve that is managed by Van Eck; and Liu-Er Chen, CFA, Senior Vice President and Chief Investment Officer, Emerging Markets and Healthcare, of the Sleeve that is managed by Delaware.*
Performance: For the year ended October 31, 2017, the Fund’s Class A shares provided a total return of 32.77%, compared to the MSCI Emerging Markets IndexSM (“MSCI EM IndexSM”), which returned 26.45% for the same period.
Portfolio Specifics: Delaware Sleeve — The Sleeve outperformed the MSCI Emerging Markets Index by approximately 721 basis points (7.21%) for the year ended October 31, 2017. Our holdings in India, China, and Taiwan contributed the most to performance.
In India, Reliance Industries helped drive performance as its core business is performing well and its mobile telecom business continues to gain subscriber market share.
In China, several Chinese internet stocks performed well; namely SINA, Sohu.com, Weibo, and Alibaba. SINA continued to post strong financial results led by strong user growth in Weibo. Weibo continues to demonstrate the social media platform’s monetization potential. SINA is Weibo’s controlling shareholder. We believe that these companies remain well-positioned over the long-term to benefit from rising consumption and internet engagement in China.
Top Ten Holdings as of October 31, 2017 (as a percentage of net assets)

Tencent Holdings Ltd.	4.8%
Alibaba Group Holding Ltd. ADR	4.4%
Samsung Electronics Co., Ltd. – Pref	2.4%
Ping An Insurance Group Co. of China Ltd.	2.3%
Reliance Industries Ltd.	2.2%
Samsung Electronics Co., Ltd. GDR	2.2%
Sberbank PAO ADR	1.8%
Samsung Electronics Co., Ltd.	1.7%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	1.6%
SK Hynix, Inc.	1.4%
Portfolio holdings are subject to change daily.
In Taiwan, MediaTek outperformed as the company has developed lower-cost smartphone chips which are expected to bolster profit margins. Shares of FIT Hon Teng, a recently listed company, rose in sympathy with positive sentiment in the communications sector.
On the negative side, Mexico was the main detractor from performance driven by unfavorable asset allocation and stock selection. In particular, shares of Coca-Cola FEMSA declined following the two earthquakes in the region and weakening volume growth. We continue to retain an optimistic view toward the company’s long-term growth prospects in Latin America and Southeast Asia. Our asset allocation and stock selection in Turkey also detracted from relative performance as Akbank was flat during the period.
JPMorgan Sleeve — The Sleeve outperformed the MSCI EM IndexSM by approximately 592 basis points (5.92%) for the year ended October 31, 2017. Stock selection and country allocation contributed to performance over the period.
Our exposure to Brazil added to returns. Political noise in Brazil in June provided an opportunity to increase our positions in iron ore producer Vale and steel producer Gerdau. We upgraded Brazil’s country rank in July due to the strong recovery in corporate earnings and improved economic growth outlook.
Stock selection in China also was an important contributor to performance over the past 12 months. Various Chinese stocks aided the Sleeve, as we have been able to find numerous companies with both value and momentum characteristics. The top contributor at the stock level was Geely Automobile, one of the fastest-growing Chinese automotive manufacturers. In addition to strong performance in the second quarter of 2017, the company reported strong second-half 2016 results, posting its largest profit growth in eight years. This was fueled by a 50% increase in sales volumes within China in 2016 as the automaker made inroads into the premium and sport utility vehicle markets. This was partially offset by underweight exposure to Chinese information technology names, including Alibaba and Tencent, which weighed on results. Despite the positive momentum, we believe that valuations remain expensive and the Sleeve continues to be underweight.

11

Voya Multi-Manager Emerging Markets Equity Fund	Portfolio Managers’ Report

Overweight exposure in Turkey detracted from returns for the past 12 months. Our exposure to Turkish banks and real estate developers, including Halkbank and Emlak Konut, weighed on returns, as the government announced an increase of the corporate tax rate on banks, coupled with a broader market correction and currency losses.
Van Eck Sleeve — The Sleeve outperformed the MSCI EM IndexSM by approximately 653 basis points (6.53%) for the year ended October 31, 2017. The end of 2016 was dominated by several quite significant events. With its reverberations in both currency and rates, probably the most important of these was the outcome of the U.S. elections. Another were Brexit in the U.K. and demonetization in India. However, by the end of the first six months of the period under review, we believe most, if not all, of the potentially negative factors had dissipated.
In 2017, growth stocks regained momentum and outperformed value stocks. Small caps, however, continued to lag. Consumer and information technology stocks outperformed, led by internet, e-commerce, education, and tourism stocks, especially in China. Energy and materials lagged. China led performance among the emerging markets’ largest countries. India, in contrast, underperformed. The most important story so far this year for us, as stock pickers, is that our predictions of higher earnings and free cash flows are currently becoming reality.
On a sector level, selection in consumer discretionary and information technology helped the Sleeve’s relative performance most. Cash and exposure to healthcare dragged on performance. On a country level, China, Brazil, and Russia had a positive impact on relative performance. Exposure to cash and selection in Mexico and Turkey detracted.
The three holdings that had the greatest positive impact on the Sleeve were: Samsung Electronics Co., Ltd., Alibaba Group Holding Ltd., and Tencent Holdings Ltd. The three holdings that had the greatest negative impact were: China Resources Phoenix Healthcare Holdings Co., Ltd., International Personal Finance plc, and Commercial International Bank (Egypt) S.A.E.
Current Strategy & Outlook: Delaware Sleeve — Our positive long-term view on emerging markets remains intact. Considering the varied macroeconomic backdrop that we see across emerging markets, we believe there are selective opportunities for long-term stock appreciation driven by structural demographic shifts, technology adoption, implementation of government policy, improvement in corporate governance, and industry consolidation. Our investment approach remains centered on identifying individual companies that we believe possess sustainable franchises and favorable long-term growth prospects and that trade at significant discounts to their intrinsic value. We are particularly focused on companies that we expect to benefit from long-term changes in how people in emerging markets live and work.
JPMorgan Sleeve — Our outlook for ‘mild reflation’ is unfolding, with growth surprising positive and little sign of inflationary pressures. Despite seeing renewed strength in the U.S. dollar in September, we believe we have seen the peak in dollar strength this cycle. Synchronized global growth and a weaker U.S. dollar are positive not just for emerging market equities, but also for the Sleeve, which has been long on cyclical sectors and countries for the last 18 months. The missing piece is rising bond yields, which we believe would turbo-charge cheap assets generally.
Van Eck Sleeve — We believe the emerging markets macro environment is currently in good shape – in general the traditional triggers for macro concerns in emerging markets, such as current account deficits, fiscal deficits, and elevated credit cycle indicators remain, in the aggregate, remarkably benign. Inflation, in emerging markets terms, is pretty much missing in action. Real rates are still relatively high. China concerns have faded.
Corporates continued to deliver in 2017. We expect strong free cash flow to become increasingly apparent over the next year, with enhanced agitation from shareholders for increased pay back in the form of enhanced dividends and share buybacks.

*
Effective March 1, 2017, Joyce Weng was added as a portfolio manager to the Sleeve managed by JPMorgan.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.
12

Portfolio Managers’ Report	Voya Multi-Manager Emerging Markets Equity Fund

Average Annual Total Returns for the Periods Ended October 31, 2017
	1 Year	5 Year	Since Inception of Classes A, C, I, R & W October 11, 2011
Including Sales Charge:
Class A(1)	25.13%	4.01%	4.81%
Class C(2)	30.74%	4.46%	5.05%
Class I	33.22%	5.62%	6.22%
Class R	32.44%	5.00%	5.59%
Class W	33.06%	5.52%	6.12%
Excluding Sales Charge:
Class A	32.77%	5.25%	5.84%
Class C	31.74%	4.46%	5.05%
Class I	33.22%	5.62%	6.22%
Class R	32.44%	5.00%	5.59%
Class W	33.06%	5.52%	6.12%
MSCI EM Index	26.45%	4.83%	6.01%

Based on a $10,000 initial investment, the table and graph above illustrate the total return of Voya Multi-Manager Emerging Markets Equity Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.
The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.
The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)
Reflects deduction of the Class C deferred sales charge of 1.00% for the 1 year return.

Effective August 24, 2015, one new sub-adviser was added to the Fund.

13

Voya Multi-Manager International Equity Fund	Portfolio Managers’ Report

Geographic Diversification as of October 31, 2017 (as a percentage of net assets)

Japan	15.9%
United Kingdom	13.9%
France	8.6%
Germany	8.2%
Switzerland	6.6%
Canada	4.6%
China	3.8%
Sweden	3.4%
South Korea	2.9%
Netherlands	2.8%
Countries between 0.0% – 2.3%^	26.6%
Assets in Excess of Other Liabilities*	2.7%
Net Assets	100.0%
* Includes short-term investments.
^ Includes 27 countries, which each represents 0.0% – 2.3% of net assets.
Portfolio holdings are subject to change daily.
Voya Multi-Manager International Equity Fund (the “Fund”) seeks long-term growth of capital. The Fund’s assets are managed by four sub-advisers – Baillie Gifford Overseas Limited (“Baillie Gifford”), Lazard Asset Management LLC (“Lazard”), Polaris Capital Management, LLC (“Polaris”), and Wellington Management Company LLP (“Wellington”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Each manages a portion (“Sleeve”) of the Fund’s assets that is allocated to the Sub-Adviser The following individuals are primarily responsible for the day-to-day management of their respective Sleeve: Gerard Callahan, Iain Campbell, Sophie Earnshaw, CFA, Joe Faraday, CFA, Moritz Sitte, CFA, and Tom Walsh, CFA, Portfolio Managers of the Sleeve that is managed by Baillie Gifford; Bernard R. Horn, Jr., Sumanta Biswas, CFA, and Bin Xiao, CFA, Portfolio Managers of the Sleeve that is managed by Polaris; Michael G. Fry, Michael Powers, Michael A. Bennett, Kevin Matthews, and John R. Reinsberg, Portfolio Managers of the Sleeve that is managed by Lazard; and Nicolas M. Choumenkovitch and Tara Connolly Stillwell, CFA, Portfolio Managers of the Sleeve that is managed by Wellington.*
Performance: For the year ended October 31, 2017, the Fund’s Class I shares provided a total return of 21.93% compared to the MSCI EAFE® Index (“MSCI EAFE®”) and the MSCI All Country World (ex-US) IndexSM (“MSCI ACWI ex-USSM”), which returned 23.44% and 23.64%, respectively, for the same period.
Portfolio Specifics: Baillie Gifford Sleeve — The Sleeve outperformed the MSCI EAFE® by approximately 44 basis points (0.44%) for the year ended October 31, 2017. The main contributors were Mettler-Toledo and Intertek, the Swiss manufacturer of precision measurement equipment. It is the world’s leading supplier of precision weight instruments to laboratories and industrial users. The company reported strong trading during the period, with both sales and profits growing more rapidly than the market had expected. Intertek is a testing and inspection certification business listed in the UK which provides quality and safety assurance across a range of industries. Share price performance has benefited during the period from a rerating and the company is optimistic that further growth will come from increased regulation and rising consumer expectations.
The main stock detractors were Brambles and Shimano. Brambles is a global logistics based in Australia, which provides a pallet pooling services through its CHEP division. It has recently faced increased competitive pressures in the US pallet market. Shimano, a Japanese manufacturer of
Top Ten Holdings as of October 31, 2017* (as a percentage of net assets)

Novartis AG	1.9%
Cie Generale des Etablissements Michelin	1.6%
British American Tobacco PLC	1.3%
Vinci S.A.	1.3%
Samsung Electronics Co., Ltd.	1.2%
Daiwa House Industry Co., Ltd.	1.1%
Nestle S.A.	1.1%
United Overseas Bank Ltd.	1.0%
Svenska Handelsbanken AB	1.0%
Prudential PLC	1.0%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
cycling equipment used globally, has seen a slowdown in the demand for sports bicycles in Europe and China. Our bottom-up investment process found no attractive opportunities in the Telecommunications, Real Estate and Utilities sectors during the year and these proved to be three of the four weakest benchmark sectors.
Lazard Sleeve — The Sleeve underperformed the MSCI EAFE® by approximately 408 basis points (4.08%) for the year ended October 31, 2017. Our relative value philosophy focuses on the tradeoff between a company’s level of financial productivity and its valuation. We seek to buy high quality businesses at inexpensive valuations. We believe that this relative value philosophy has resulted in a pattern of performance whereby we have protected capital in challenging down markets, added value in fundamentally driven rising markets and lagged in rapidly rising, low quality markets. Much of the underperformance stemmed from the early part of the twelve-month period when low-quality stocks rallied strongly. During this period, in our opinion, investors bid up lower-quality equities as global growth strengthened, central banks mostly remained accommodative, and US initiatives on taxes, regulations, and fiscal spending seemed imminent, raising expectations for improving global growth. Given that our relative value philosophy focuses on stocks with high quality businesses at inexpensive prices, we were not exposed to the parts of the market that rallied most strongly during that period. Since late in the first quarter however, investors have focused more on quality and the widening gaps between stock prices and the earnings of some companies. Since the end of the first quarter, higher quality stocks have begun to gradually rebound after a challenging period dominated by low quality companies. While higher return on equity (ROE) stocks have started to rebound, this has mostly occurred among more expensive stocks, which has been challenging for this more value-sensitive portfolio.
Stock selection in the health care sector has also been a source of underperformance, especially our position in a global specialty pharmaceutical manufacturer, Shire. Despite consistently strong fundamentals and an attractive valuation, Shire’s stock price has struggled due to investor concerns over debt levels, its hemophilia franchise, and most recently the departure of its CFO. We met with management after the announcement of this departure, and we continue to believe our investment thesis is intact. We believe Shire has a diversified, attractive mix of treatments for rare diseases, giving it critical pricing power that is increasingly rare in global pharmaceuticals today. We continue to believe Shire’s prospects are very compelling as it is attractively valued with significant free cash-flow growth expected through the rest of 2017 and 2018 (which

14

Portfolio Managers’ Report	Voya Multi-Manager International Equity Fund

may be used to de-lever the balance sheet). We prefer to invest in companies like Shire and global medical devices leader Medtronic — which we believe offers pricing power and exposure to secular growth drivers such as biosimilars and aging demographics — to companies such as Roche, Sanofi, and AstraZeneca, which we believe over less differentiated products with limited pricing power. Another underperformer during the twelve-month period was Teva Pharmaceutical. The global generic pharmaceutical manufacturer declined through the second half of 2016 and into 2017 due to political attention on drug pricing and concerns about the level of competition facing one of its most important drugs. Our thesis was invalidated when a key member of management departed, which negatively impacted our view of management. We subsequently sold the stock in January and the stock has fallen substantially since the sale. Cash was also a modest drag on relative performance over the past twelve months. As equity markets continued to rise during the period amid an environment characterized by elevated valuations and risks, we have trimmed or sold some investments that have reached our target valuations faster than we have been able to replace them with new ideas. Our cash exposure — which historically averages less than 5% of assets — is a byproduct of our process and is not a managed allocation. Our intention, as always, is to remain fully invested.
In Japan, a lower-than-index weight helped relative returns. We remain underweight Japan where we have found it difficult to find companies with impressive ROE’s whose valuations, in our opinion, are attractive. Among the holdings we own in Japan that we consider to represent good relative value investments, Daiwa House outperformed the market. Stock selection in the industrials sector was also a positive driver of relative returns. Shares of Vinci, a French toll-road, airport operator, and infrastructure company, continued to rise due to robust growth in air traffic while the company’s contracting/construction business also saw revenues rise. Additionally in the sector, shares of Irish discount airline Ryanair rose due to good results and on the announcement of a new stock buyback program. Shares of British companies exposed to US construction and infrastructure spending, such as Ferguson, a distributor of heating and plumbing products, rallied on the back of the Trump presidential-election victory. We remain overweight the United Kingdom, where we own, in our view, many high quality global businesses.
Polaris Sleeve — The Sleeve underperformed the MSCI EAFE® by approximately 192 basis points (1.92%) for the period January 23, 2017 through October 31, 2017. Although lagging on a relative basis compared to the benchmark, the Sleeve had strong absolute performance attributable to careful stock selection, as approximately three quarters of Sleeve holdings were in positive territory. More than 30 companies had double-digit gains.
U.K. homebuilders continued to show resilience despite BREXIT concerns. Steady volume and price trends persisted in 2017, with projections for higher reservation rates and forward sales bookings. The U.K. government’s help-to-buy scheme and attractive mortgage rates are expected to spur on even greater customer demand in the coming quarters, which we believe bodes well for homebuilders including Persimmon, Bellway, Barratt Developments and Taylor Wimpey. In IT, Samsung Electronics reported multiple quarters of double-digit gains, driven by rising prices for its semiconductor chips and TV panels. Thai Oil had impressive results due to better pricing, decent volumes and higher margins related to tightening refined product supply. VINCI SA saw success in its two main business lines: airport concessions in Portugal and Japan and toll road ownership in France.
Detractors during the period included Teva Pharmaceutical, Greencore Group, and Puerto Rican bank Popular, Inc. Shares of Israeli-based drug company Teva Pharmaceutical declined as the company faced a perfect storm of industry competition, generic drug pricing pressures and self-inflicted missteps. Greencore Group’s stock price fell when the firm announced it would change production at its Jacksonville facility from frozen sandwiches to fresh food. Investors were concerned this signaled difficulty with its Starbucks business. Popular, Inc. declined in the wake of Hurricane Maria as investors grew concerned about the local economy and loans collateralized by hurricane-affected assets.
Wellington Sleeve  — The Sleeve underperformed the MSCI ACWI ex-USSM by approximately 147 basis points (1.47%) for the period January 23, 2017 through October 31, 2017. Global equities rose for the period starting 23 January 2017 and ending 31 October 2017, as measured by the MSCI All Country World Index. To begin the period, global equities rallied as investors bid up risk assets amid increasing optimism about global economic growth despite seemingly escalating European political risk and uncertainty surrounding President Trump’s protectionist trade agenda.
Global equities continued on a positive streak during the second quarter of the year. Risk assets remained resilient as solid global economic data and strong year-over-year corporate earnings growth bolstered investors' optimism. Market participants breathed a sigh of relief in May after independent centrist Emmanuel Macron won the French presidential election by a large margin, a victory widely seen as supportive for the stability of the European Union.
The third quarter of the year also posted positive gains for global equities. A broad-based expansion of global economic growth, supportive monetary policy, and benign inflation helped drive the equity markets higher. Angela Merkel was re-elected for a fourth term as German Chancellor, however global geopolitical tensions were elevated in response to North Korean missile tests and a new Russia sanctions bill signed by US President Trump.
The Sleeve underperformed the MSCI All Country World Index ex US for the period, driven primarily by sector allocation, a result of the bottom-up stock selection process. An underweight allocation to the energy sector, as well as an overweight allocation to financials detracted from relative performance. The Sleeve’s overweight allocation to the information technology sector partially offset negative returns. Security selection had a neutral effect on the Sleeve. Weak security selection within the energy, consumer discretionary, and health care sectors detracted most from relative performance. This was partially offset by stronger selection within the information technology, financial, and real estate sectors.
From a regional perspective, underperformance was driven primarily by security selection. Security selection within the UK and Japan were the largest detractors, but stronger selection within Emerging Markets aided relative performance. Positive returns from the Sleeve’s overweight exposure to Developed Europe & Middle East ex UK outweighed negative returns from an overweight exposure to North America and underweight exposure to Emerging Markets.
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Voya Multi-Manager International Equity Fund	Portfolio Managers’ Report

Top detractors from relative performance included UK-based communications company WPP, Brazil-based energy company Petrobas, and German-based global financial services provider Deutsche Bank. Top contributors to relative performance included China-based software and services provider Alibaba, Netherlands-based consumer goods manufacturer Unilever, and France-based airplane manufacturer Airbus.
The Sleeve held cash over the period which detracted from relative performance.
Current Strategy and Outlook: Baillie Gifford Sleeve — The last twelve months has been an eventful period for politics around the world. However, we have maintained our long-term stock picking approach in managing your portfolio. Despite the potential distractions in the news around us, we continue to focus on individual company analysis and we have had little difficulty in finding interesting ideas to consider for inclusion in your portfolio. We believe that exciting stock opportunities will continue to be available to us and that our approach of building the Sleeve from the bottom up, rather than making top down judgements, will remain a sound one.
Lazard Sleeve — Global economic growth has improved over the past year, albeit off low levels, enabling strong corporate profit growth outside of the United States. Market sentiment has continued to rise above already high levels, and markets are near or past their historic highs — despite valuation, geo-political, and credit risks. We believe optimistic economic growth expectations are already reflected in low quality stock prices. In our view, the market appears to be complacent. In our opinion, there appears to be a disconnect between expectations for global growth and interest rates, which remain at historically low levels. While expectations are elevated globally, fundamentals have been improving outside the United States.
Many of these opportunities, in our view, can be found in the international equity markets. The pace of fundamental improvement has accelerated outside the United States, a function of the pickup in global economic growth, more opportunity for margin improvement, and cheaper currencies. Additionally, after several years of stronger economic growth, higher corporate profits, and US dollar strength, US Equities reject higher expectations and carry higher valuations than international equities. We believe our Sleeve is well positioned for this market environment. With consistently high financial productivity driven by barriers to entry and sustainable competitive advantages, we believe the companies we own are poised to benefit from the turn back towards corporate fundamentals. We believe that style rotations toward low quality — such as we experienced in the second half of 2016 — tend to fade over time, leaving stock selection as the key driver of returns. Overall, the team remains confident that, by continuing to focus on stock selection and seeking stocks with sustainably high or improving returns trading at attractive valuations, the strategy’s strong long-term track record can continue.
Polaris Sleeve — Global economic expansion may be sustainable in the coming quarters, as roughly three-quarters of countries are steadily improving. Generally healthier macro-economic conditions are reflected in the companies we visit. Many report increased demand, positive momentum in cash flows and optimistic guidance. Corporate earnings are pushing stocks higher, leading to stretched valuations in certain sectors and countries. After a year of solid market appreciation, fewer attractively-valued companies are entering our screens. Those that appear are keeping our research team busy with fundamental analysis and on-the-ground visits. We are pleased the Sleeve has been de-risked to some degree after recent changes and we expect further activity in the quarters ahead.
Wellington Sleeve — Our investment approach leads us to seek out companies which can improve or sustain return on invested capital (ROIC) to a degree that the market underestimates. We continually strive to maintain a balance in the Sleeve with companies which we believe show improving returns and companies with sustainable returns helping to mitigate the impact of shifts in economic and/or industry cycles.
As of the end of the period, the Sleeve was overweight the industrials, financials, information technology, and consumer discretionary sectors, and underweight the consumer staples, telecommunication services, health care, energy, and materials sectors. Regionally the Sleeve ended the period overweight Developed Europe & Middle East ex UK, North America, and Japan and underweight Emerging Markets, the UK, and Pacific Developed ex Japan.

*
On November 17, 2016 the Fund’s Board of Trustees approved the removal of JPMorgan and TRPA as sub-advisers to the Fund, and the addition of Polaris and Wellington as sub-advisers to the Fund, with related changes to the principal investment strategies, effective January 20, 2017. Beginning January 9, 2017, through the close of business on January 20, 2017, the Fund was in a transition period during which time the transition manager sold a portion of the assets managed by JPMorgan, Lazard and TRPA. Effective January 23, 2017, Polaris and Wellington were added as Sub-Advisers to the Fund and JPMorgan and TRPA were removed as sub-advisers to the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.
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Portfolio Managers’ Report	Voya Multi-Manager International Equity Fund

Average Annual Total Returns for the Periods Ended October 31, 2017
	1 Year	5 Year	Since Inception of Class I January 6, 2011
Class I	21.93%	7.41%	5.52%
MSCI EAFE®	23.44%	8.53%	5.89%
MSCI ACWI ex-USSM	23.64%	7.29%	4.67%

Based on a $250,000 initial investment, the table and graph above illustrate the total return of Voya Multi-Manager International Equity Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.
The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.
Effective July 1, 2013, two new sub-advisers were added to the Fund. Effective January 20, 2017, two new sub-advisers were added to the Fund and two sub-advisers were removed.

17

Voya Multi-Manager International Factors Fund	Portfolio Managers’ Report

Geographic Diversification as of October 31, 2017 (as a percentage of net assets)

Japan	21.9%
United Kingdom	11.1%
France	8.0%
Australia	6.9%
Germany	6.2%
Canada	5.7%
Switzerland	5.1%
Sweden	4.2%
South Korea	4.0%
Spain	3.8%
Countries between 0.0% – 3.4%^	22.3%
Assets in Excess of Other Liabilities*	0.8%
Net Assets	100.0%
* Includes short-term investments.
^ Includes 23 countries, which each represents 0.0% – 3.4% of net assets.
Portfolio holdings are subject to change daily.
Voya Multi-Manager International Factors Fund (the “Fund”) seeks long-term growth of capital. The Fund’s assets are managed by two sub-advisers — PanAgora Asset Management, Inc. (“PanAgora”) and Voya Investment Management Co. LLC. (“Voya IM”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Each manages a portion (“Sleeve”) of the Fund’s assets that is allocated to the Sub-Adviser. The following individuals are primarily responsible for the day-to-day management of their respective Sleeve: Jamie Lee, Ph. D. and Oleg Nusinzon, CFA, Portfolio Managers of the Sleeve that is managed by PanAgora; and Steve Wetter and Kai Yee Wong, Portfolio Managers of the Sleeve that is managed by Voya IM.*
Performance: For the year ended October 31, 2017, the Fund’s Class I shares provided a total return of 23.83% compared to the MSCI EAFE® Index and the MSCI All Country World (ex-US) IndexSM (“MSCI ACWI ex-USSM”), which returned 23.44% and 23.64%, respectively, for the same period.
Portfolio Specifics: Wellington Sleeve — The Sleeve outperformed the MSCI ACWI ex-USSM by approximately 78 basis points (0.78%) for the period November 1, 2016, through January 6, 2017. Global equities climbed for the third consecutive quarter as stocks rallied following Donald Trump’s victory on expectations that Trump will reduce regulatory restrictions and increase fiscal stimulus, including corporate and individual tax cuts and a boost in infrastructure spending. However, there was pronounced dispersion among regions during the quarter. In particular, emerging market equities fell over the period on concerns that a Trump administration would lead to trade protectionism, higher inflation, and a stronger U.S. dollar. On the monetary policy front, the U.S. Federal Reserve Board raised rates by 0.25%, a move that was anticipated by most of the market and only the second hike in the last decade.
Strong security selection within the industrials, consumer discretionary, and materials sectors drove relative performance. This was partially offset by weaker selection within the financials and energy sectors. Sector allocation decisions, a result of the bottom-up stock
Top Ten Holdings as of October 31, 2017 (as a percentage of net assets)

Hitachi Ltd.	1.0%
3i Group PLC	0.9%
Samsung Electronics Co., Ltd.	0.9%
UPM-Kymmene OYJ	0.7%
Enel S.p.A.	0.7%
Sanofi	0.7%
ACS Actividades de Construccion y Servicios S.A.	0.7%
Rio Tinto PLC	0.6%
Nestle S.A.	0.6%
AXA S.A.	0.6%
Portfolio holdings are subject to change daily.
selection process, had a neutral effect on performance during the period. An overweight allocation to the energy sector and underweight allocation to the utilities sector aided relative results, but were offset by an underweight allocation to the financials sector and overweight allocation to the real estate sector.
From a regional perspective, security selection within the UK and Japan were the largest contributors. This was offset by weaker selection within Asia Developed ex Japan and Europe ex UK. The Sleeve’s overweight exposure to Europe ex UK also aided relative results.
Top contributors to relative performance included UK-based television and broadband services company Sky, France-based aircraft manufacturer Airbus, and UK-based global commodities supplier and trader Glencore. Top detractors from relative performance included India-based bank ICICI Bank, Germany-based electricity and gas company RWE, and Belgium-based multinational beverage company Anheuser-Busch InBev. Additionally, not holding Royal Dutch Shell detracted from relative returns.
PanAgora Sleeve — The Sleeve underperformed the MSCI EAFE® by approximately 141 basis points (1.41%) for the period January 23, 2017 through October 31, 2017. During this period the Dynamic Contextual model underperformed due to the disappointing returns of valuation based factors. Quality and momentum metrics contributed positively with investors showing a strong preference for companies with strong balance sheets and superior operating efficiency especially when backed by strong earnings momentum.
From a sector perspective the Sleeve benefited from good stock selection in the Real Estate and Energy sectors. Within the Real Estate sector we highlight the strong performance coming from the Asia/Pacific region, specifically China (The Sleeve had overweight positions in Longfor Properties Co. and Guangzhou R&F Properties Co.). Gains in the Energy sector were driven by the strong performance within Europe, specifically overweight positions Repsol SA and OMV AG.

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Portfolio Managers’ Report	Voya Multi-Manager International Factors Fund

On the negative side we highlight the significant detractions from Consumer Staples. The largest sector detractor, was underweight position, Unilever PLC. The company’s share price appreciated earlier in the year on speculation of a merger with Kraft Heinz. Industrials also detracted meaningfully from returns in large part due to poor stock selection within Capital Goods. Within the sector underweight position Airbus SE and overweight Hyundai Development Co detracted most.
Additionally, the Sleeve’s good performance in Finland (overweight positions in the materials sector contributed strongly) and Switzerland (underweights in Health Care, Roche Holdings Ltd. and Novartis AG contributed most) was not sufficient to overcome its underperformance in Japan and France.
Voya IM Sleeve — The Sleeve outperformed the MSCI EAFE® by approximately 148 basis points (1.48%) for the period January 23, 2017 through October 31, 2017. The Sleeve employs a “passive management” approach designed to track the performance of the FTSE Developed ex-U.S. Select Factor Index. For the reporting period, the Sleeve outperformed the FTSE Developed ex-U.S. Select Factor Index.
While all of the Global Industry Classification Standard (“GICS”) sectors generated positive returns for the period, the top performing sectors, on an absolute basis, were the information technology, industrials, and materials sectors. On a regional basis, and in terms of absolute performance, Emerging Markets and Continental Europe had the largest positive absolute returns.
Current Strategy and Outlook: PanAgora Sleeve — PanAgora continues to remain neutral on equities for the remainder of 2017. Resilient economic growth and improving corporate earnings are counterbalanced by historically generous valuation multiples. We do observe much stretched valuations in parts of the market (both high growth and low to negative cash-flow companies are very expensive). We remain confident in the ability of the strategy to outperform and believe that the Sleeve is well positioned.
Voya IM Sleeve — The Federal Open Market Committee (“FOMC”) left rates unchanged at its October meeting. The FOMC took an upbeat stance, asserting the labor market continues to strengthen and economic activity is “rising at a solid rate” even with disruptions from hurricanes. Despite soft inflation in September, there was no real change in the FOMC’s inflation language.
The European Central Bank announced an extension of it quantitative easing program by nine months to September 2018, at a reduced pace of  €30 billion per month. During the third quarter, eurozone GDP growth reached its strongest level since 2011; core inflation, however, unexpectedly declined.
In our view, monetary policy will drive markets as central banks in the U.S., UK and Europe tighten marginally over 2018. We don’t think this represents a growth-policy trade-off yet, since economic data are solid and corporate earnings are growing.

*
On November 17, 2016 the Fund’s Board of Trustees approved the removal of Wellington Management Company LLP as a sub-adviser to the Fund, and the addition of PanAgora and Voya IM as sub-advisers to the Fund, with related changes to the Fund’s name, principal investment strategies, and expense structure, effective January 20, 2017. Beginning January 9, 2017, through the close of business on January 20, 2017, the Fund was in a transition period during which time the transition manager sold the assets managed by Wellington. Effective January 23, 2017, PanAgora and Voya IM were added as Sub-Advisers to the Fund and Wellington was removed as Sub-Adviser to the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.
19

Voya Multi-Manager International Factors Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended October 31, 2017
	1 Year	5 Year	Since Inception of Class I February 8, 2011	Since Inception of Class W August 7, 2012
Class I	23.83%	8.49%	5.34%	—
Class W	23.71%	8.46%	—	8.68%
MSCI EAFE® Index	23.44%	8.53%	5.04%	8.92%
MSCI ACWI ex-USSM	23.64%	7.29%	4.13%	7.73%

Based on a $250,000 initial investment, the table and graph above illustrate the total return of Voya Multi-Manager International Factors Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.
The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.
Effective close of business on November 22, 2013, one of the two sub-advisers was removed from the Fund. Effective January 20, 2017, two new sub-advisers were added to the Fund and one sub-adviser was removed.

20

shareholder expense examples (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from May 1, 2017 to October 31, 2017. Each Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2017*	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2017*
Voya Global Corporate Leaders® 100 Fund
Class A	$1,000.00	$1,101.30	0.81%	$4.29	$1,000.00	$1,021.12	0.81%	$4.13
Class I	1,000.00	1,103.00	0.56	2.97	1,000.00	1,022.38	0.56	2.85
Voya Global Equity Dividend Fund
Class A	$1,000.00	$1,065.30	1.25%	$6.51	$1,000.00	$1,018.90	1.25%	$6.36
Class C	1,000.00	1,061.30	2.00	10.39	1,000.00	1,015.12	2.00	10.16
Class I	1,000.00	1,066.50	1.00	5.21	1,000.00	1,020.16	1.00	5.09
Class O	1,000.00	1,065.50	1.25	6.51	1,000.00	1,018.90	1.25	6.36
Class W	1,000.00	1,066.50	1.00	5.21	1,000.00	1,020.16	1.00	5.09
Voya Global High Dividend Low Volatility Fund
Class A	$1,000.00	$1,076.10	0.85%	$4.45	$1,000.00	$1,020.92	0.85%	$4.33
Class I	1,000.00	1,077.90	0.60	3.14	1,000.00	1,022.18	0.60	3.06
Voya Multi-Manager Emerging Markets Equity Fund
Class A	$1,000.00	$1,197.30	1.59%	$8.81	$1,000.00	$1,017.19	1.59%	$8.08
Class C	1,000.00	1,193.30	2.34	12.94	1,000.00	1,013.41	2.34	11.88
Class I	1,000.00	1,199.60	1.24	6.87	1,000.00	1,018.95	1.24	6.31
Class R	1,000.00	1,195.70	1.84	10.18	1,000.00	1,015.93	1.84	9.35
Class W	1,000.00	1,198.00	1.34	7.42	1,000.00	1,018.45	1.34	6.82
Voya Multi-Manager International Equity Fund
Class I	$1,000.00	$1,111.90	0.96%	$5.11	$1,000.00	$1,020.37	0.96%	$4.89
Voya Multi-Manager International Factors Fund
Class I	$1,000.00	$1,114.90	0.79%	$4.21	$1,000.00	$1,021.22	0.79%	$4.02
Class W	1,000.00	1,113.90	0.79	4.21	1,000.00	1,021.22	0.79	4.02

*
Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

21

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Voya Mutual Funds:
We have audited the accompanying statements of assets and liabilities of Voya Global Corporate Leaders® 100 Fund, Voya Global Equity Dividend Fund, Voya Global High Dividend Low Volatility Fund, Voya Multi-Manager Emerging Markets Equity Fund, Voya Multi-Manager International Equity Fund, and Voya Multi-Manager International Factors Fund, each a series of Voya Mutual Funds, including the summary portfolios of investments, as of October 31, 2017, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds of Voya Mutual Funds as of October 31, 2017, the results of their operations for the year or period then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
December 21, 2017
22

STATEMENTS OF ASSETS AND LIABILITIES as of October 31, 2017

	Voya Global Corporate Leaders® 100 Fund	Voya Global Equity Dividend Fund	Voya Global High Dividend Low Volatility Fund
ASSETS:
Investments in securities at fair value+*	$3,808,409	$74,088,682	$9,518,062
Short-term investments at fair value**	3,000	7,130,973	102,633
Cash	1,640	—	2,032
Foreign currencies at value***	—	143,391	11
Receivables:
Investment securities sold	—	934,699	370
Fund shares sold	8,287	40,169	—
Dividends	5,449	144,614	15,643
Foreign tax reclaims	976	36,752	3,755
Prepaid expenses	13,964	28,458	13,989
Prepaid offering expense	1,478	—	3,846
Reimbursement due from manager	17,042	14,865	14,342
Other assets	10	11,922	—
Total assets	3,860,255	82,574,525	9,674,683
LIABILITIES:
Payable for investment securities purchased	—	948,044	370
Payable for fund shares redeemed	—	63,133	—
Payable upon receipt of securities loaned	—	2,163,640	52,633
Payable for investment management fees	1,610	54,307	4,054
Payable for distribution and shareholder service fees	422	25,176	1,024
Payable to trustees under the deferred compensation plan (Note 6)	10	11,922	—
Payable for trustee fees	17	398	44
Other accrued expenses and liabilities	24,610	127,279	38,204
Total liabilities	26,669	3,393,899	96,329
NET ASSETS	$3,833,586	$79,180,626	$9,578,354
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$3,184,517	$74,704,776	$8,171,696
Undistributed (distributions in excess of) net investment income or accumulated net investment loss	61,997	(86,145)	216,535
Accumulated net realized gain (loss)	71,402	(1,320,892)	219,243
Net unrealized appreciation	515,670	5,882,887	970,880
NET ASSETS	$3,833,586	$79,180,626	$9,578,354
+ Including securities loaned at value	$—	$2,105,773	$50,931
* Cost of investments in securities	$3,292,776	$68,201,337	$8,547,258
** Cost of short-term investments	$3,000	$7,130,973	$102,633
*** Cost of foreign currencies	$—	$147,710	$11
See Accompanying Notes to Financial Statements
23

STATEMENTS OF ASSETS AND LIABILITIES as of October 31, 2017 (continued)

	Voya Global Corporate Leaders® 100 Fund	Voya Global Equity Dividend Fund	Voya Global High Dividend Low Volatility Fund
Class A
Net assets	$2,015,643	$37,260,494	$4,846,780
Shares authorized	unlimited	unlimited	unlimited
Par value	$—	$—	$—
Shares outstanding	166,975	2,585,416	413,043
Net asset value and redemption price per share†	$12.07	$14.41	$11.73
Maximum offering price per share (5.75%)(1)	$12.81	$15.29	$12.45
Class C
Net assets	n/a	$16,540,537	n/a
Shares authorized	n/a	unlimited	n/a
Par value	n/a	$—	n/a
Shares outstanding	n/a	1,154,818	n/a
Net asset value and redemption price per share	n/a	$14.32	n/a
Class I
Net assets	$1,817,943	$10,474,123	$4,731,574
Shares authorized	unlimited	unlimited	unlimited
Par value	$—	$—	$—
Shares outstanding	150,247	725,738	402,385
Net asset value and redemption price per share	$12.10	$14.43	$11.76
Class O
Net assets	n/a	$13,612,463	n/a
Shares authorized	n/a	unlimited	n/a
Par value	n/a	$—	n/a
Shares outstanding	n/a	946,479	n/a
Net asset value and redemption price per share	n/a	$14.38	n/a
Class W
Net assets	n/a	$1,293,009	n/a
Shares authorized	n/a	unlimited	n/a
Par value	n/a	$—	n/a
Shares outstanding	n/a	80,669	n/a
Net asset value and redemption price per share	n/a	$16.03	n/a

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of  $50,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements
24

STATEMENTS OF ASSETS AND LIABILITIES as of October 31, 2017

	Voya Multi-Manager Emerging Markets Equity Fund	Voya Multi-Manager International Equity Fund	Voya Multi-Manager International Factors Fund
ASSETS:
Investments in securities at fair value+*	$310,764,462	$500,062,311	$392,342,028
Short-term investments at fair value**	7,364,561	11,055,072	3,811,171
Cash	31,414	4,016,356	41,511
Cash collateral for futures	—	—	34,240
Foreign currencies at value***	124,929	600,780	310,908
Receivables:
Investment securities sold	761,470	3,868,460	5,515
Fund shares sold	82,576	128,428	55,857
Dividends	246,037	983,201	927,959
Interest	—	37	—
Foreign tax reclaims	6,598	536,482	511,280
Unrealized appreciation on forward foreign currency contracts	32	764	—
Prepaid expenses	43,356	3,219	14,374
Reimbursement due from manager	29,102	—	17,765
Other assets	8,605	10,154	8,191
Total assets	319,463,142	521,265,264	398,080,799
LIABILITIES:
Payable for investment securities purchased	990,702	3,692,660	334,660
Payable for fund shares redeemed	255,810	576,703	510,260
Payable upon receipt of securities loaned	2,939,683	1,923,667	1,813,918
Unrealized depreciation on forward foreign currency contracts	—	2,036	—
Payable for investment management fees	292,347	368,079	216,290
Payable for distribution and shareholder service fees	9,880	—	—
Payable to trustees under the deferred compensation plan (Note 6)	8,605	10,154	8,191
Payable for trustee fees	1,384	2,567	1,808
Other accrued expenses and liabilities	783,648	267,787	189,888
Total liabilities	5,282,059	6,843,653	3,075,015
NET ASSETS	$314,181,083	$514,421,611	$395,005,784
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$256,239,970	$432,773,952	$329,243,107
Undistributed net investment income	3,839,857	8,204,301	10,389,951
Accumulated net realized gain (loss)	(24,358,239)	(941,503)	7,912,743
Net unrealized appreciation	78,459,495	74,384,861	47,459,983
NET ASSETS	$314,181,083	$514,421,611	$395,005,784
+ Including securities loaned at value	$2,867,642	$1,844,853	$1,740,390
* Cost of investments in securities	$232,301,715	$425,684,864	$344,900,712
** Cost of short-term investments	$7,364,561	$11,055,072	$3,811,171
*** Cost of foreign currencies	$125,905	$598,573	$314,547
See Accompanying Notes to Financial Statements
25

STATEMENTS OF ASSETS AND LIABILITIES as of October 31, 2017 (continued)

	Voya Multi-Manager Emerging Markets Equity Fund	Voya Multi-Manager International Equity Fund	Voya Multi-Manager International Factors Fund
Class A
Net assets	$29,253,595	n/a	n/a
Shares authorized	unlimited	n/a	n/a
Par value	$—	n/a	n/a
Shares outstanding	2,220,974	n/a	n/a
Net asset value and redemption price per share	$13.17	n/a	n/a
Maximum offering price per share (5.75%)(1)	$13.97	n/a	n/a
Class C
Net assets	$4,419,052	n/a	n/a
Shares authorized	unlimited	n/a	n/a
Par value	$—	n/a	n/a
Shares outstanding	337,585	n/a	n/a
Net asset value and redemption price per share	$13.09	n/a	n/a
Class I
Net assets	$215,037,014	$514,421,611	$331,871,027
Shares authorized	unlimited	unlimited	unlimited
Par value	$—	$—	$—
Shares outstanding	16,268,063	41,747,808	30,017,551
Net asset value and redemption price per share	$13.22	$12.32	$11.06
Class R
Net assets	$102,647	n/a	n/a
Shares authorized	unlimited	n/a	n/a
Par value	$—	n/a	n/a
Shares outstanding	7,777	n/a	n/a
Net asset value and redemption price per share	$13.20	n/a	n/a
Class W
Net assets	$65,368,775	n/a	$63,134,757
Shares authorized	unlimited	n/a	unlimited
Par value	$—	n/a	$—
Shares outstanding	4,954,868	n/a	5,711,293
Net asset value and redemption price per share	$13.19	n/a	$11.05

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of  $50,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements
26

STATEMENTS OF OPERATIONS for the year ended October 31, 2017

	Voya Global Corporate Leaders® 100 Fund	Voya Global Equity Dividend Fund	Voya Global High Dividend Low Volatility Fund
	December 6, 2016(1) to October 31, 2017		December 6, 2016(1) to October 31, 2017
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$88,411	$2,536,051	$258,404
Interest	—	—	63
Securities lending income, net	50	2,699	208
Total investment income	88,461	2,538,750	258,675
EXPENSES:
Investment management fees	15,465	637,381	39,676
Distribution and shareholder service fees:
Class A	3,994	89,061	9,937
Class B(2)	—	816	—
Class C	—	195,341	—
Class O	—	32,943	—
Transfer agent fees:
Class A	162	74,433	228
Class B(2)	—	178	—
Class C	—	41,082	—
Class I	79	6,942	3,597
Class O	—	27,544	—
Class W	—	2,802	—
Shareholder reporting expense	318	20,075	329
Registration fees	31,201	73,858	31,105
Professional fees	15,580	25,073	16,334
Custody and accounting expense	16,746	48,681	22,023
Trustee fees	137	3,184	351
Offering expense	13,522	—	35,153
Miscellaneous expense	9,061	10,678	9,225
Interest expense	14	—	—
Total expenses	106,279	1,290,072	167,958
Waived and reimbursed fees	(84,212)	(174,594)	(109,811)
Net expenses	22,067	1,115,478	58,147
Net investment income	66,394	1,423,272	200,528
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	71,402	1,957,233	248,561
Foreign currency related transactions	(649)	153,274	(2,183)
Net realized gain	70,753	2,110,507	246,378
Net change in unrealized appreciation (depreciation) on:
Investments	515,633	9,729,879	970,804
Foreign currency related transactions	37	2,662	76
Net change in unrealized appreciation (depreciation)	515,670	9,732,541	970,880
Net realized and unrealized gain	586,423	11,843,048	1,217,258
Increase in net assets resulting from operations	$652,817	$13,266,320	$1,417,786
* Foreign taxes withheld	$5,601	$191,215	$18,796

(1)
Commencement of operations.

(2)
Class B converted to Class A on May 2, 2017.

See Accompanying Notes to Financial Statements
27

STATEMENTS OF OPERATIONS for the year ended October 31, 2017

	Voya Multi-Manager Emerging Markets Equity Fund	Voya Multi-Manager International Equity Fund	Voya Multi-Manager International Factors Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$6,049,665	$12,163,050	$10,000,129
Interest, net of foreign taxes withheld*	571	230	21,252
Securities lending income, net	7,237	80,893	1,613
Total investment income	6,057,473	12,244,173	10,022,994
EXPENSES:
Investment management fees	3,045,277	4,364,039	2,497,250
Distribution and shareholder service fees:
Class A	63,055	—	—
Class B(2)	180	—	—
Class C	40,056	—	—
Class R	415	—	—
Transfer agent fees:
Class A	60,212	—	—
Class B(2)	45	—	—
Class C	9,601	—	—
Class I	22,048	2,212	5,128
Class R	197	—	—
Class W	131,738	—	62,219
Shareholder reporting expense	25,421	7,993	28,470
Registration fees	79,097	615	42,383
Professional fees	76,330	123,651	77,015
Custody and accounting expense	387,605	465,850	343,989
Trustee fees	11,073	20,537	14,467
License fee	—	—	43,736
Information statement costs (Note 6)	—	15,000	18,000
Miscellaneous expense	19,463	34,416	23,151
Interest expense	595	5,171	8,429
Total expenses	3,972,408	5,039,484	3,164,237
Waived and reimbursed fees	(336,359)	(101,565)	(299,764)
Brokerage commission recapture	(1,432)	(3,540)	(4,053)
Net expenses	3,634,617	4,934,379	2,860,420
Net investment income	2,422,856	7,309,794	7,162,574
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments (net of Indian capital gains tax withheld^)	16,838,639	29,766,929	28,475,211
Forward foreign currency contracts	(36,841)	(587,994)	10,141
Foreign currency related transactions	(292)	363,204	12,270
Futures	44,202	116,869	191,391
Net realized gain	16,845,708	29,659,008	28,689,013
Net change in unrealized appreciation (depreciation) on:
Investments (net of Indian capital gains tax accrued#) (net of Peruvian capital gains tax accrued#)	65,781,252	65,582,426	41,594,074
Forward foreign currency contracts	32	34,961	—
Foreign currency related transactions	(4,314)	57,393	29,481
Futures	—	(51,258)	13,200
Net change in unrealized appreciation (depreciation)	65,776,970	65,623,522	41,636,755
Net realized and unrealized gain	82,622,678	95,282,530	70,325,768
Increase in net assets resulting from operations	$85,045,534	$102,592,324	$77,488,342
* Foreign taxes withheld	$737,912	$1,510,307	$1,179,636
^ Foreign taxes on sale of Indian investments	$130,234	$—	$7
# Foreign taxes accrued on Indian investments	$249,088	$—	$—
# Foreign taxes accrued on Peruvian investments	$160,019	$—	$—
See Accompanying Notes to Financial Statements
28

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Global Corporate Leaders® 100 Fund	Voya Global Equity Dividend Fund		Voya Global High Dividend Low Volatility Fund
	December 6, 2016(1) to October 31, 2017	Year Ended October 31, 2017	Year Ended October 31, 2016	December 6, 2016(1) to October 31, 2017
FROM OPERATIONS:
Net investment income	$66,394	$1,423,272	$1,723,639	$200,528
Net realized gain	70,753	2,110,507	391,171	246,378
Net change in unrealized appreciation (depreciation)	515,670	9,732,541	(2,501,618)	970,880
Increase (decrease) in net assets resulting from operations	652,817	13,266,320	(386,808)	1,417,786
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(2,235)	(819,386)	(857,605)	(6,494)
Class B(2)	—	(1,038)	(4,841)	—
Class C	—	(284,577)	(383,686)	—
Class I	(2,490)	(252,529)	(233,193)	(7,160)
Class O	—	(302,099)	(301,528)	—
Class W	—	(30,957)	(26,478)	—
Total distributions	(4,725)	(1,690,586)	(1,807,331)	(13,654)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	3,183,777	10,653,631	4,169,675	8,161,676
Reinvestment of distributions	4,725	1,122,892	1,226,323	13,654
	3,188,502	11,776,523	5,395,998	8,175,330
Cost of shares redeemed	(3,008)	(22,044,162)	(15,718,418)	(1,108)
Net increase (decrease) in net assets resulting from capital share transactions	3,185,494	(10,267,639)	(10,322,420)	8,174,222
Net increase (decrease) in net assets	3,833,586	1,308,095	(12,516,559)	9,578,354
NET ASSETS:
Beginning of year or period	—	77,872,531	90,389,090	—
End of year or period	$3,833,586	$79,180,626	$77,872,531	$9,578,354
Undistributed (distributions in excess of) net investment income or accumulated net investment loss at end of year or period	$61,997	$(86,145)	$(7,869)	$216,535

(1)
Commencement of operations.

(2)
Class B converted to Class A on May 2, 2017.

See Accompanying Notes to Financial Statements
29

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Multi-Manager Emerging Markets Equity Fund		Voya Multi-Manager International Equity Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
FROM OPERATIONS:
Net investment income	$2,422,856	$2,289,573	$7,309,794	$8,368,047
Net realized gain (loss)	16,845,708	(25,853,576)	29,659,008	(22,939,966)
Net change in unrealized appreciation (depreciation)	65,776,970	41,328,786	65,623,522	(343,318)
Increase (decrease) in net assets resulting from operations	85,045,534	17,764,783	102,592,324	(14,915,237)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(176,854)	(266,934)	—	—
Class C	(1,400)	(13,472)	—	—
Class I	(1,830,792)	(2,955,122)	(9,493,774)	(6,748,942)
Class R	(394)	—	—	—
Class W	(285,994)	(300,186)	—	—
Net realized gains:
Class I	—	—	—	(4,965,924)
Total distributions	(2,295,434)	(3,535,714)	(9,493,774)	(11,714,866)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	104,867,998	71,897,137	91,863,780	164,699,335
Reinvestment of distributions	2,280,238	3,511,008	9,493,774	11,714,866
	107,148,236	75,408,145	101,357,554	176,414,201
Cost of shares redeemed	(97,781,338)	(119,974,406)	(194,085,881)	(174,394,546)
Net increase (decrease) in net assets resulting from capital share transactions	9,366,898	(44,566,261)	(92,728,327)	2,019,655
Net increase (decrease) in net assets	92,116,998	(30,337,192)	370,223	(24,610,448)
NET ASSETS:
Beginning of year or period	222,064,085	252,401,277	514,051,388	538,661,836
End of year or period	$314,181,083	$222,064,085	$514,421,611	$514,051,388
Undistributed net investment income at end of year or period	$3,839,857	$2,088,089	$8,204,301	$8,647,924

See Accompanying Notes to Financial Statements
30

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Multi-Manager International Factors Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016
FROM OPERATIONS:
Net investment income	$7,162,574	$4,604,435
Net realized gain (loss)	28,689,013	(15,925,446)
Net change in unrealized appreciation (depreciation)	41,636,755	2,284,668
Increase (decrease) in net assets resulting from operations	77,488,342	(9,036,343)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(4,717,273)	(3,515,445)
Class W	(407,262)	(231,599)
Net realized gains:
Class I	—	(4,791,020)
Class W	—	(321,200)
Total distributions	(5,124,535)	(8,859,264)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	127,127,935	65,224,250
Reinvestment of distributions	5,124,535	8,859,264
	132,252,470	74,083,514
Cost of shares redeemed	(144,271,938)	(73,622,332)
Net increase (decrease) in net assets resulting from capital share transactions	(12,019,468)	461,182
Net increase (decrease) in net assets	60,344,339	(17,434,425)
NET ASSETS:
Beginning of year or period	334,661,445	352,095,870
End of year or period	$395,005,784	$334,661,445
Undistributed net investment income at end of year or period	$10,389,951	$4,835,667

See Accompanying Notes to Financial Statements
31

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Global Corporate Leaders® 100 Fund
Class A
12-06-16(4) - 10-31-17	10.00	0.21•	1.87	2.08	0.01	—	—	0.01	—	12.07	20.88	3.56	0.81	0.81	2.05	2,016	18
Class I
12-06-16(4) - 10-31-17	10.00	0.23•	1.89	2.12	0.02	—	—	0.02	—	12.10	21.20	3.31	0.56	0.56	2.29	1,818	18
Voya Global Equity Dividend Fund
Class A
10-31-17	12.46	0.26	2.00	2.26	0.31	—	—	0.31	—	14.41	18.32	1.49	1.25	1.25	1.93	37,260	29
10-31-16	12.74	0.29	(0.27)	0.02	0.30	—	—	0.30	—	12.46	0.22	1.50	1.25	1.25	2.31	33,764	29
10-31-15	13.41	0.27	(0.67)	(0.40)	0.27	—	—	0.27	—	12.74	(2.99)(a)	1.54	1.25	1.25	2.01	40,159	25
10-31-14	12.92	0.37	0.48	0.85	0.36	—	—	0.36	—	13.41	6.60	1.46	1.27	1.27	2.75	29,971	40
10-31-13	10.69	0.21•	2.25	2.46	0.23	—	—	0.23	—	12.92	23.19	1.43	1.36	1.36	1.82	32,036	57
Class C
10-31-17	12.38	0.17	1.98	2.15	0.21	—	—	0.21	—	14.32	17.44	2.24	2.00	2.00	1.21	16,541	29
10-31-16	12.66	0.19	(0.26)	(0.07)	0.21	—	—	0.21	—	12.38	(0.53)	2.25	2.00	2.00	1.55	21,851	29
10-31-15	13.32	0.17	(0.66)	(0.49)	0.17	—	—	0.17	—	12.66	(3.72)(a)	2.29	2.00	2.00	1.26	25,594	25
10-31-14	12.84	0.27	0.48	0.75	0.27	—	—	0.27	—	13.32	5.78	2.21	2.02	2.02	2.00	18,079	40
10-31-13	10.62	0.13	2.23	2.36	0.14	—	—	0.14	—	12.84	22.35	2.18	2.11	2.11	1.08	19,834	57
Class I
10-31-17	12.47	0.30	2.01	2.31	0.35	—	—	0.35	—	14.43	18.66	1.10	1.00	1.00	2.17	10,474	29
10-31-16	12.75	0.31	(0.26)	0.05	0.33	—	—	0.33	—	12.47	0.47	1.10	1.00	1.00	2.55	8,598	29
10-31-15	13.43	0.30	(0.67)	(0.37)	0.31	—	—	0.31	—	12.75	(2.80)(a)	1.14	1.00	1.00	2.24	9,447	25
10-31-14	12.94	0.39	0.50	0.89	0.40	—	—	0.40	—	13.43	6.85	1.11	1.00	1.00	2.86	5,994	40
10-31-13	10.70	0.25•	2.26	2.51	0.27	—	—	0.27	—	12.94	23.75	1.04	1.01	1.01	2.13	4,313	57
Class O
10-31-17	12.43	0.26	2.00	2.26	0.31	—	—	0.31	—	14.38	18.36	1.49	1.25	1.25	1.93	13,612	29
10-31-16	12.71	0.28	(0.26)	0.02	0.30	—	—	0.30	—	12.43	0.22	1.50	1.25	1.25	2.30	12,340	29
10-31-15	13.38	0.27	(0.67)	(0.40)	0.27	—	—	0.27	—	12.71	(3.02)(a)	1.54	1.25	1.25	2.05	13,308	25
10-31-14	12.90	0.37	0.48	0.85	0.37	—	—	0.37	—	13.38	6.54	1.46	1.27	1.27	2.73	15,343	40
10-31-13	10.67	0.21•	2.25	2.46	0.23	—	—	0.23	—	12.90	23.25	1.43	1.36	1.36	1.82	15,313	57
Class W
10-31-17	13.82	0.33	2.23	2.56	0.35	—	—	0.35	—	16.03	18.64	1.24	1.00	1.00	2.22	1,293	29
10-31-16	14.09	0.34	(0.28)	0.06	0.33	—	—	0.33	—	13.82	0.49	1.25	1.00	1.00	2.53	1,144	29
10-31-15	14.80	0.34	(0.75)	(0.41)	0.30	—	—	0.30	—	14.09	(2.76)(a)	1.29	1.00	1.00	2.29	1,181	25
10-31-14	14.23	0.44	0.53	0.97	0.40	—	—	0.40	—	14.80	6.81	1.21	1.02	1.02	3.00	1,275	40
10-31-13	11.74	0.27•	2.47	2.74	0.25	—	—	0.25	—	14.23	23.60	1.18	1.11	1.11	2.07	1,199	57
See Accompanying Notes to Financial Statements
32

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Global High Dividend Low Volatility Fund
Class A
12-06-16(4) - 10-31-17	10.00	0.24•	1.51	1.75	0.02	—	—	0.02	—	11.73	17.49	2.20	0.85	0.85	2.41	4,847	35
Class I
12-06-16(4) - 10-31-17	10.00	0.26•	1.52	1.78	0.02	—	—	0.02	—	11.76	17.81	2.03	0.60	0.60	2.66	4,732	35
Voya Multi-Manager Emerging Markets Equity Fund
Class A
10-31-17	10.00	0.07	3.16	3.25	0.08	—	—	0.08	—	13.17	32.77	1.80	1.59	1.59	0.56	29,254	51
10-31-16	9.33	0.08	0.69	0.77	0.10	—	—	0.10	—	10.00	8.41	1.90	1.59	1.59	0.73	23,604	47
10-31-15	11.55	0.09	(2.19)	(2.10)	0.12	—	—	0.12	—	9.33	(18.30)(b)	1.82	1.60	1.60	0.78	25,071	74
10-31-14	11.76	0.12	(0.24)	(0.12)	0.09	—	—	0.09	—	11.55	(1.00)	1.83	1.60	1.60	0.91	35,004	68
10-31-13	10.75	0.09•	1.08	1.17	0.01	0.15	—	0.16	—	11.76	10.97	1.75	1.60	1.60	0.78	41,699	45
Class C
10-31-17	9.94	(0.03)•	3.18	3.15	0.00*	—	—	0.00*	—	13.09	31.74	2.55	2.34	2.34	(0.27)	4,419	51
10-31-16	9.26	0.01	0.70	0.71	0.03	—	—	0.03	—	9.94	7.69	2.65	2.34	2.34	(0.03)	4,205	47
10-31-15	11.44	0.00*•	(2.17)	(2.17)	0.01	—	—	0.01	—	9.26	(18.96)(b)	2.57	2.35	2.35	0.02	4,420	74
10-31-14	11.65	0.02•	(0.23)	(0.21)	0.00*	—	—	0.00*	—	11.44	(1.77)	2.58	2.35	2.35	0.15	6,884	68
10-31-13	10.72	0.02	1.06	1.08	—	0.15	—	0.15	—	11.65	10.13	2.50	2.35	2.35	0.11	8,112	45
Class I
10-31-17	10.04	0.11	3.18	3.29	0.11	—	—	0.11	—	13.22	33.22	1.33	1.24	1.24	0.96	215,037	51
10-31-16	9.36	0.10	0.71	0.81	0.13	—	—	0.13	—	10.04	8.89	1.35	1.24	1.24	1.05	166,301	47
10-31-15	11.61	0.12•	(2.20)	(2.08)	0.17	—	—	0.17	—	9.36	(18.06)(b)	1.34	1.25	1.25	1.14	199,847	74
10-31-14	11.82	0.15	(0.23)	(0.08)	0.13	—	—	0.13	—	11.61	(0.64)	1.30	1.25	1.25	1.22	169,635	68
10-31-13	10.78	0.14	1.07	1.21	0.02	0.15	—	0.17	—	11.82	11.29	1.30	1.25	1.25	1.27	176,423	45
Class R
10-31-17	10.03	0.04	3.19	3.23	0.06	—	—	0.06	—	13.20	32.44	2.05	1.84	1.84	0.34	103	51
10-31-16	9.28	0.07•	0.68	0.75	—	—	—	—	—	10.03	8.08	2.15	1.84	1.84	0.81	71	47
10-31-15	11.48	0.06•	(2.17)	(2.11)	0.09	—	—	0.09	—	9.28	(18.49)(b)	2.07	1.85	1.85	0.60	6	74
10-31-14	11.75	0.08	(0.23)	(0.15)	0.12	—	—	0.12	—	11.48	(1.25)	2.08	1.85	1.85	0.73	29	68
10-31-13	10.75	0.04•	1.11	1.15	—	0.15	—	0.15	—	11.75	10.76	2.00	1.85	1.85	0.40	25	45
Class W
10-31-17	10.02	0.10	3.17	3.27	0.10	—	—	0.10	—	13.19	33.06	1.55	1.34	1.34	0.85	65,369	51
10-31-16	9.34	0.09	0.71	0.80	0.12	—	—	0.12	—	10.02	8.75	1.65	1.34	1.34	1.03	27,824	47
10-31-15	11.58	0.12•	(2.20)	(2.08)	0.16	—	—	0.16	—	9.34	(18.09)(b)	1.57	1.35	1.35	1.16	22,938	74
10-31-14	11.80	0.16•	(0.25)	(0.09)	0.13	—	—	0.13	—	11.58	(0.76)	1.58	1.35	1.35	1.36	31,560	68
10-31-13	10.77	0.15•	1.05	1.20	0.02	0.15	—	0.17	—	11.80	11.21	1.50	1.35	1.35	1.35	16,021	45
See Accompanying Notes to Financial Statements
33

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Multi-Manager International Equity Fund
Class I
10-31-17	10.29	0.17	2.05	2.22	0.19	—	—	0.19	—	12.32	21.93	0.98	0.96	0.96	1.42	514,422	143
10-31-16	10.87	0.17	(0.51)	(0.34)	0.14	0.10	—	0.24	—	10.29	(3.14)	0.96	0.94	0.94	1.61	514,051	39
10-31-15	11.67	0.15	(0.24)	(0.09)	0.26	0.45	—	0.71	—	10.87	(0.45)	0.98	0.96	0.96	1.34	538,662	66
10-31-14	11.88	0.26•	(0.34)	(0.08)	0.12	0.01	—	0.13	—	11.67	(0.61)	0.99	0.97	0.97	2.18	485,230	45
10-31-13	9.87	0.10•	2.08	2.18	0.17	—	—	0.17	—	11.88	22.35	0.98	1.00	1.00	0.95	338,673	48
Voya Multi-Manager International Factors Fund
Class I
10-31-17	9.07	0.20	1.93	2.13	0.14	—	—	0.14	—	11.06	23.83	0.86	0.79	0.79	1.95	331,871	213
10-31-16	9.59	0.13	(0.41)	(0.28)	0.10	0.14	—	0.24	—	9.07	(2.87)	0.96	0.95	0.95	1.37	308,486	84
10-31-15	11.00	0.12•	0.03	0.15	0.10	1.46	—	1.56	—	9.59	2.10	0.97	0.95	0.95	1.20	330,601	85
10-31-14	11.10	0.11•	0.07	0.18	0.25	0.03	—	0.28	—	11.00	1.68	1.04	0.95	0.95	1.00	261,963	93
10-31-13	9.35	0.15•	1.73	1.88	0.13	—	—	0.13	—	11.10	20.36	0.98	0.95	0.95	1.46	395,204	100
Class W
10-31-17	9.07	0.20	1.92	2.12	0.14	—	—	0.14	—	11.05	23.71	0.97	0.79	0.79	2.16	63,135	213
10-31-16	9.59	0.12•	(0.40)	(0.28)	0.10	0.14	—	0.24	—	9.07	(2.88)	1.19	0.95	0.95	1.37	26,176	84
10-31-15	11.00	0.12•	0.03	0.15	0.10	1.46	—	1.56	—	9.59	2.10	1.10	0.95	0.95	1.26	21,495	85
10-31-14	11.09	0.12•	0.07	0.19	0.25	0.03	—	0.28	—	11.00	1.77	1.04	0.95	0.95	1.06	29,662	93
10-31-13	9.35	0.15•	1.72	1.87	0.13	—	—	0.13	—	11.09	20.25	0.98	0.95	0.95	1.44	14,343	100

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by an Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)
Commencement of operations.

(a)
Excluding amounts related to a foreign currency settlement recorded in the fiscal year ended October 31, 2015, Global Equity Dividend’s total return would have been (3.88)%, (4.57)%, (4.59)%, (3.67)%, (3.89)% and (3.62)% for Classes A, B, C, I, O and W, respectively.

(b)
Excluding amounts related to a foreign currency settlement recorded in the fiscal year ended October 31, 2015, Multi-Manager Emerging Markets Equity’s total return would have been (18.57)%, (19.15)%, (19.23)%, (18.33)%, (18.76)% and (18.36)% for Classes A, B, C, I, R and W, respectively.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements
34

NOTES TO FINANCIAL STATEMENTS as of October 31, 2017

NOTE 1 — ORGANIZATION
Voya Mutual Funds (the “Trust”) is a Delaware statutory trust organized on December 18, 1992 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end investment management company. There are sixteen separate active investment series, six of which are included in this report (each, a “Fund” and collectively, the “Funds”): Voya Global Corporate Leaders® 100 Fund (“Global Corporate Leaders® 100”), Voya Global Equity Dividend Fund (“Global Equity Dividend”), Voya Global High Dividend Low Volatility Fund (“Global High Dividend Low Volatility”), Voya Multi-Manager Emerging Markets Equity Fund (“Multi-Manager Emerging Markets Equity”), Voya Multi-Manager International Equity Fund (“Multi-Manager International Equity”) and Voya Multi-Manager International Factors Fund (“Multi-Manager International Factors”). Each Fund is a diversified series of the Trust. Prior to January 20, 2017, Multi-Manager International Factors was known as “Voya International Core Fund.”
Each Fund offers at least one or more of the following classes of shares: Class A, Class C, Class I, Class O, Class R and Class W. At the close of business on May 2, 2017 (the “Conversion Date”), all outstanding Class B shares of each Fund were converted to Class A shares of the same Fund, which was prior to the date the Class B shares would have normally converted to Class A shares. Shareholders benefited from the earlier Conversion Date because the 12b-1 fees for Class A shares are lower than the 12b-1 fees for Class B shares. No contingent deferred sales charges (“CDSCs”) were payable in connection with this early conversion. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees, and transfer agent fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, serves as the sub-adviser to Global Corporate Leaders® 100 and Global High Dividend Low Volatility. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Funds.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Fund is closed for business, Fund shares will not be priced and a Fund does not transact purchase and redemption orders. To the extent a Fund’s assets are traded in other markets on days when a Fund does not price its shares, the value of a Fund’s assets will likely change and you will not be able to purchase or redeem shares of a Fund.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final

35

NOTES TO FINANCIAL STATEMENTS as of October 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, each Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Funds’ Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) Over-the-counter swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which each Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Funds’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Funds. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Fund.

36

NOTES TO FINANCIAL STATEMENTS as of October 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including each sub-adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Funds’ investments under these levels of classification is included following the Portfolios of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between levels of a Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Fund has a significant amount of Level 3 investments.
For the year ended October 31, 2017, there have been no significant changes to the fair valuation methodologies.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded, net of any applicable withholding tax, on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.
C. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars.
Any foreign currency amounts are translated into U.S.dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S.government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid, and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.
D. Risk Exposures and the Use of Derivative Instruments. The Funds’ investment strategies permit them to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts, futures, purchased options, written options, and swaps. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of their investment objectives, the Funds may seek to increase or decrease their exposure to the following market or credit risk factors:

37

NOTES TO FINANCIAL STATEMENTS as of October 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Fund to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that a Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Fund through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Risks of Investing in Derivatives. The Funds’ use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market or credit risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Fund and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Fund may not realize the intended benefits.
When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Fund to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated over-the-counter (“OTC”) with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union is (and other countries outside of the European Union are) implementing similar requirements, which will affect a Fund when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear. Central clearing is expected to reduce counterparty risk and increase liquidity, however, there is no assurance that it will achieve that result, and in the meantime, central clearing and related requirements expose a Fund to new kinds of costs and risks.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. The Funds’ derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Funds intend to enter into financial transactions with counterparties that they believe to be

38

NOTES TO FINANCIAL STATEMENTS as of October 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

creditworthy at the time of the transaction. To reduce this risk, the Funds generally enter into master netting arrangements, established within the Funds’ International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over OTC derivative and forward foreign currency contracts, entered into by the Funds and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
The Funds may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Funds is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.
As of October 31, 2017, the maximum amount of loss that Multi-Manager International Equity would incur if the counterparty to its derivative transactions failed to perform would be $764, on open forward foreign currency contracts. No cash collateral was pledged by any counterparty to each respective Fund as of October 31, 2017.
The Funds have credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Funds. Credit related contingent features are established between the Funds and their derivatives counterparties to reduce the risk that the Funds will not fulfill their payment obligations to their counterparties. These triggering features include, but are not limited to, a percentage decrease in a Fund’s net assets and/or a percentage decrease in a Fund’s NAV, which could cause a Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Funds Master Agreements.
Multi-Manager International Equity had a liability position of  $2,036 on open forward foreign currency contracts with credit related contingent features. If a contingent feature would have been triggered as of October 31, 2017, the Fund could have been required to pay this amount in cash to its counterparties. The Fund did not post any cash collateral as of October 31, 2017.
E. Forward Foreign Currency Transactions and Futures Contracts. Each Fund may enter into forward foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S.dollar, generally in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or may use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.
Multi-Manager Emerging Markets Equity, Multi-Manager International Equity and Multi-Manager International Factors used forward foreign currency contracts primarily to protect its non-U.S. dollar denominated holdings from adverse currency movements. During the year ended October 31, 2017, the Funds had an average contract amount on forward foreign currency contracts to buy and sell as disclosed below.
	Buy	Sell
Multi-Manager Emerging Markets Equity	$59,631	$330,482
Multi-Manager International Equity	8,706,456	7,565,988
Multi-Manager International Factors	11,933,742	—
Please refer to the tables following the Portfolio of Investments for open forward foreign currency contracts at October 31, 2017 for Multi-Manager Emerging Markets Equity and Multi-Manager International Equity, respectively. There were no open forward foreign currency contracts for Multi-Manager International Factors at October 31, 2017.
Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. Each Fund intends to limit its use of futures contracts and futures options to “bona fide hedging” transactions, as such term is defined in applicable regulations, interpretations and practice. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract

39

NOTES TO FINANCIAL STATEMENTS as of October 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended October 31, 2017, Multi-Manager Emerging Markets Equity, Multi-Manager International Equity and Multi-Manager International Factors had purchased futures contracts on equity indices to “equitize” cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Fund’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
During the year ended October 31, 2017, Multi-Manager Emerging Markets Equity, Multi-Manager International Equity and Multi-Manager International Factors had an average notional value on futures contracts purchased as disclosed below.
Purchased
Multi-Manager Emerging Markets Equity	$503,305
Multi-Manager International Equity	1,325,839
Multi-Manager International Factors	1,120,678
There were no open futures contracts for Multi-Manager Emerging Markets Equity and Multi-Manager International Equity at October 31, 2017. Please refer to the table following the Portfolio of Investments for Multi-Manager International Factors for open futures contracts at October 31, 2017.
F. Distributions to Shareholders. The Funds record distributions to their shareholders on ex-dividend date. Each Fund declares and pays dividends and capital gain distributions, if any, annually (except, Global Equity
Dividend, which pays dividends, if any, quarterly). The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
G. Federal Income Taxes. It is the policy of each Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.
The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
H. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
I. Securities Lending. Each Fund has the option to temporarily loan securities representing up to 33 1∕3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Funds will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Funds will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Funds will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Funds. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Funds to be more volatile. The use of leverage may increase expenses and increase the impact of the Funds’ other risks.
J. Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933, as amended

40

NOTES TO FINANCIAL STATEMENTS as of October 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

(“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the Securities Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
K. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended October 31, 2017, the cost of purchases and the proceeds from the sales of securities, excluding short-term securities, were as follows:
	Purchases	Sales
Global Corporate Leaders® 100	$3,838,653	$616,342
Global Equity Dividend	21,619,562	34,031,349
Global High Dividend Low Volatility	11,353,291	3,053,044
Multi-Manager Emerging Markets Equity	144,883,091	137,626,505
Multi-Manager International Equity	717,635,310	813,665,217
Multi-Manager International Factors	768,063,706	764,273,102
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Funds have entered into an investment management agreement (“Management Agreement”) with the
Investment Adviser. The Investment Adviser has overall responsibility for the management of the Funds. The Investment Adviser oversees all investment advisory and portfolio management services for the Funds and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. On March 9, 2017, the Board approved a change to reflect that Voya Investments, the Investment Adviser to Multi-Manager Emerging Markets Equity, Multi-Manager International Equity and Multi-Manager International Factors, may, from time to time, directly manage a portion of each Fund’s investment portfolio effective April 3, 2017. The Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates.
Fund	As a Percentage of Average Daily Net Assets
Global Corporate Leaders® 100	0.50%
Global Equity Dividend	0.80% on the first $500 million; 0.78% on the next $500 million; and 0.76% in excess of $1 billion
Global High Dividend Low Volatility	0.50%
Multi-Manager Emerging Markets Equity	1.10%
Multi-Manager International Equity	0.85%
Multi-Manager International Factors(1)	0.65%

(1)
Prior to January 20, 2017, the management fee was 0.85%.

The Investment Adviser has contractually agreed to waive a portion of the management fee for Multi-Manager Emerging Markets Equity and Multi-Manager International Equity. The waivers were effective in connection with a sub-advisory fee reduction that occurred on July 1, 2015 and July 1, 2013 for Multi-Manager Emerging Markets Equity and Multi-Manager International Equity, respectively. The waivers are calculated as follows: waiver = 50% x (former sub-advisory fee rate minus new sub-advisory fee rate) x average daily net assets as of the calculation date. For the year ended October 31, 2017, the Investment Adviser waived $19,586 and $92,585 in management fees for Multi-Manager Emerging Markets Equity and Multi-Manager International Equity, respectively. Termination or modification of these obligations requires approval by the Board.
The Investment Adviser has entered into a sub-advisory agreement with each respective sub-adviser. These sub-advisers provide investment advice for the various Funds and are paid by the Investment Adviser based on the average daily net assets of the respective Funds.

41

NOTES TO FINANCIAL STATEMENTS as of October 31, 2017 (continued)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

Subject to such policies as the Board or the Investment Adviser may determine, the sub-advisers manage each respective Fund’s assets in accordance with that Fund’s investment objectives, policies, and limitations. The sub-adviser of each Fund is as follows (*denotes an affiliated sub-adviser):
Fund	Sub-Adviser
Global Corporate Leaders® 100	Voya IM*
Global Equity Dividend	NNIP Advisors B.V.
Global High Dividend Low Volatility	Voya IM*
Multi-Manager Emerging Markets Equity	J.P. Morgan Investment Management Inc., Delaware Investments Fund Advisers and Van Eck Associates Corporation
Multi-Manager International Equity(1)	Baillie Gifford Overseas Limited, Lazard Asset Management LLC, Polaris Capital Management, LLC and Wellington Management Company LLP
Multi-Manager International Factors(2)	PanAgora Asset Management, Inc. and Voya IM*

(1)
Effective January 20, 2017, J.P. Morgan Investment Management Inc. and T. Rowe Price Associates, Inc. were removed as sub-advisers and Polaris Capital Management, LLC and Wellington Management Company LLP were added as sub-advisers to the Fund.

(2)
Effective January 20, 2017, Wellington Management Company LLP was removed as a sub-adviser and PanAgora Asset Management, Inc. and Voya IM were added as sub-advisers to the Fund.

NOTE 5 — DISTRIBUTION AND SERVICE FEES
Each share class of the Funds, except Class I and Class W, has a plan (each a “Plan” and collectively, the “Plans”), whereby the Distributor is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, each class of shares of a Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following annual rates:
	Class A	Class C	Class O	Class R
Global Corporate Leaders® 100	0.25%	N/A	N/A	N/A
Global Equity Dividend	0.25%	1.00%	0.25%	N/A
Global High Dividend Low Volatility	0.25%	N/A	N/A	N/A
Multi-Manager Emerging Markets Equity	0.25%	1.00%	N/A	0.50%
The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the year ended October 31, 2017, the Distributor retained the following amounts in sales charges from the following Funds:
	Class A	Class C
Initial Sales Charges:
Global Corporate Leaders® 100	$208	$—
Global Equity Dividend	4,576	—
Global High Dividend Low Volatility	151	—
Multi-Manager Emerging Markets Equity	1,053	—
Contingent Deferred Sales Charges:
Global Equity Dividend	$—	$103
Multi-Manager Emerging Markets Equity	—	116
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
For the year ended October 31, 2017, Multi-Manager International Equity and Multi-Manager International Factors incurred $15,000 and $18,000, respectively, of information statement costs associated with sub-adviser changes to the Funds.
At October 31, 2017, the following direct or indirect, wholly-owned subsidiary of Voya Financial, Inc. or affiliated investment companies owned more than 5% of the following Funds:
Subsidiary/ Affiliated Investment Company	Fund	Percentage
Voya Global Target Payment Fund	Multi-Manager International Equity	8.78%
	Multi-Manager International Factors	13.97
Voya Investment Management Co. LLC	Global Corporate Leaders® 100	94.84
	Global High Dividend Low Volatility	98.27
Voya Solution 2025 Portfolio	Multi-Manager Emerging Markets Equity	5.91
	Multi-Manager International Equity	8.14
	Multi-Manager International Factors	12.94
Voya Solution 2035 Portfolio	Multi-Manager Emerging Markets Equity	11.67
	Multi-Manager International Equity	12.50
	Multi-Manager International Factors	16.25
Voya Solution 2045 Portfolio	Multi-Manager Emerging Markets Equity	10.80
	Multi-Manager International Equity	11.90
	Multi-Manager International Factors	10.31
Voya Solution Income Portfolio	Multi-Manager International Factors	5.74
Voya Solution Moderately Aggressive Portfolio	Multi-Manager International Equity	10.40
	Multi-Manager International Factors	11.72
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company.

42

NOTES TO FINANCIAL STATEMENTS as of October 31, 2017 (continued)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Investment Adviser may request that the Funds’ sub-advisers use their best efforts (subject to obtaining best execution of each transaction) to allocate a Fund’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amounts credited to the Funds are reflected as brokerage commission recapture on the Statements of Operations.
The Funds have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Funds. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Funds purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of  “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
The Fund may engage in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers) and/or have a common sub-adviser. These interfund transactions are made pursuant to Rule 17a-7 under the Investment Company Act of 1940. For the year ended October 31, 2017, Multi-Manager International Equity and Multi-Manager International Factors engaged in such transactions totaling $79,839,976 and $48,971,482 in purchases and $48,971,482 and $79,839,976 in sales, respectively.
NOTE 7 — LICENSING FEE
FTSE International Limited receives an annual licensing fee for Multi-Manager International Factors.
NOTE 8 — OTHER ACCRUED EXPENSES AND LIABILITIES
At October 31, 2017, the below Fund had the following payables included in Other Accrued Expenses and
Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:
Fund	Accrued Expenses	Amount
Global Corporate Leaders® 100	Audit	$8,200
	Custody	4,917
	Miscellaneous	2,239
	Offering	8,150
Global High Dividend Low Volatility	Audit	8,508
	Custody	8,093
	Offering	16,919
NOTE 9 — EXPENSE LIMITATION AGREEMENTS
The Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses to the levels listed below:
Maximum Operating Expense Limit (as a percentage of average net assets)
Fund	Class A	Class C	Class I	Class O	Class R	Class W
Global Corporate Leaders® 100	0.91%	N/A	0.56%	N/A	N/A	N/A
Global Equity Dividend	1.40%	2.15%	1.15%	1.40%	N/A	1.15%
Global High Dividend Low Volatility	0.85%	N/A	0.60%	N/A	N/A	N/A
Multi-Manager Emerging Markets Equity	1.60%	2.35%	1.35%	N/A	1.85%	1.35%
Multi-Manager International Equity(1)	N/A	N/A	0.97%	N/A	N/A	N/A
Multi-Manager International Factors(2)	N/A	N/A	0.75%	N/A	N/A	0.75%

(1)
Prior to January 20, 2017, the expense limit for Multi-Manager International Equity was 0.99% for Class I.

(2)
Prior to January 20, 2017, the expense limits for Multi-Manager International Factors were 0.95% for Classes I and W.

Pursuant to side letter agreements, through March 1, 2018, the Investment Adviser has further lowered the expense limits for the following Funds. If the Investment Adviser elects not to renew a side letter agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that these side letter agreements will continue. Termination or modification of these obligations requires approval by the Board.
Fund	Class A	Class C	Class I	Class O	Class R	Class W
Global Equity Dividend(1)	1.25%	2.00%	1.00%	1.25%	N/A	1.00%
Multi-Manager Emerging Markets Equity	1.60%	2.35%	1.25%	N/A	1.85%	1.35%

(1)
Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment.

Unless otherwise specified above, the Investment Adviser may at a later date recoup from a Fund for class specific fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment

43

NOTES TO FINANCIAL STATEMENTS as of October 31, 2017 (continued)

NOTE 9 — EXPENSE LIMITATION
AGREEMENTS (continued)

Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.
As of October 31, 2017, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, are as follows:
	October 31,
	2018	2019	2020	Total
Global Corporate Leaders® 100	$—	$—	$84,212	$84,212
Global High Dividend Low Volatility	—	—	106,475	106,475
Multi-Manager Emerging Markets Equity	206,866	226,462	209,840	643,168
Multi-Manager International Equity	—	—	8,980	8,980
Multi-Manager International Factors	74,909	22,264	237,598	334,771
In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of October 31, 2017, are as follows:
	October 31,
	2018	2019	2020	Total
Global High Dividend Low Volatility
Class I	$—	$—	$3,336	$3,336
Multi-Manager Emerging Markets Equity
Class A	39,764	47,451	32,416	119,631
Class C	7,363	8,315	5,220	20,898
Class R	23	104	107	234
Class W	46,259	50,606	69,190	166,055
Multi-Manager International Factors
Class W	39,896	52,702	62,166	154,764
The expense limitation agreements are contractual through March 1, 2018 (except for Global Corporate Leaders® 100 and Global High Dividend Low Volatility, which are through March 1, 2019) and shall renew automatically for one-year terms. Termination or modification of these obligations requires approval by the Board.
NOTE 10 — LINE OF CREDIT
Effective May 19, 2017, the line of credit agreement was renewed and each Fund, in addition to certain other funds managed by the Investment Adviser, has entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of  $400,000,000. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of a Fund or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The following Funds utilized the line of credit during the year ended October 31, 2017:
Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Multi-Manager Emerging Markets Equity	5	$1,331,600	2.10%
Multi-Manager International Equity	13	6,764,769	1.73
Multi-Manager International Factors	66	1,622,803	1.92

NOTE 11 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	$	($)
Global Corporate Leaders® 100
Class A
12/6/2016(1) - 10/31/2017	167,009	—	221	(255)	—	166,975	1,683,767	—	2,235	(3,008)	—	1,682,994
44

NOTES TO FINANCIAL STATEMENTS as of October 31, 2017 (continued)

NOTE 11 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	$	($)
Global Corporate Leaders® 100 (continued)
Class I
12/6/2016(1) - 10/31/2017	150,001	—	246	—	—	150,247	1,500,010	—	2,490	—	—	1,502,500
Global Equity Dividend
Class A
10/31/2017	383,913	—	49,901	(567,766)	8,935	(125,017)	5,314,094	—	684,574	(7,720,876)	122,939	(1,599,269)
10/31/2016	106,597	—	62,882	(611,762)	—	(442,283)	1,289,010	—	763,064	(7,489,473)	—	(5,437,399)
Class B(2)
10/31/2017	1	—	69	(5,333)	(8,928)	(14,191)	18	—	910	(71,226)	(122,939)	(193,237)
10/31/2016	68	—	381	(41,220)	—	(40,771)	820	—	4,618	(507,410)	—	(501,972)
Class C
10/31/2017	53,582	—	17,206	(681,069)	—	(610,281)	730,957	—	234,563	(9,239,212)	—	(8,273,692)
10/31/2016	63,738	—	23,191	(343,441)	—	(256,512)	774,945	—	279,248	(4,132,935)	—	(3,078,742)
Class I
10/31/2017	252,762	—	12,051	(228,392)	—	36,421	3,388,466	—	165,572	(3,086,632)	—	467,406
10/31/2016	96,190	—	11,917	(159,484)	—	(51,377)	1,156,491	—	144,920	(1,931,305)	—	(629,894)
Class O
10/31/2017	61,776	—	680	(108,578)	—	(46,122)	843,901	—	9,327	(1,478,909)	—	(625,681)
10/31/2016	69,116	—	774	(124,025)	—	(54,135)	832,441	—	9,378	(1,503,226)	—	(661,407)
Class W
10/31/2017	24,790	—	1,830	(28,743)	—	(2,123)	376,195	—	27,946	(447,307)	—	(43,166)
10/31/2016	8,609	—	1,865	(11,484)	—	(1,010)	115,968	—	25,095	(154,069)	—	(13,006)
Global High Dividend Low Volatility
Class A
12/6/2016(1) - 10/31/2017	412,500	—	640	(97)	—	413,043	4,142,917	—	6,494	(1,103)	—	4,148,308
Class I
12/6/2016(1) - 10/31/2017	401,679	—	706	0	—	402,385	4,018,759	—	7,160	(5)	—	4,025,914
Multi-Manager Emerging Markets Equity
Class A
10/31/2017	167,636	—	17,523	(326,074)	1,744	(139,171)	1,905,242	—	164,016	(3,579,602)	19,387	(1,490,957)
10/31/2016	192,659	—	27,983	(547,320)	—	(326,678)	1,728,885	—	247,371	(4,965,534)	—	(2,989,278)
Class B(2)
10/31/2017	—	—	—	(4,172)	(1,740)	(5,912)	(4,594)	—	—	(41,074)	(19,387)	(65,055)
10/31/2016	—	—	—	(7,005)	—	(7,005)	—	—	—	(63,143)	—	(63,143)
Class C
10/31/2017	65,690	—	132	(151,453)	—	(85,631)	760,845	—	1,235	(1,640,932)	—	(878,852)
10/31/2016	19,786	—	1,353	(75,000)	—	(53,861)	181,732	—	11,973	(664,242)	—	(470,537)
Class I
10/31/2017	5,780,228	—	195,411	(6,276,570)	—	(300,931)	61,946,365	—	1,829,045	(71,097,522)	—	(7,322,112)
10/31/2016	6,681,182	—	333,513	(11,787,957)	—	(4,773,262)	58,435,087	—	2,951,587	(105,139,688)	—	(43,753,014)
Class R
10/31/2017	2,243	—	4	(1,588)	—	659	24,266	—	37	(17,331)	—	6,972
10/31/2016	7,731	—	—	(1,238)	—	6,493	63,008	—	—	(11,168)	—	51,840
Class W
10/31/2017	4,046,976	—	30,578	(1,899,689)	—	2,177,865	40,235,874	—	285,905	(21,404,877)	—	19,116,902
10/31/2016	1,275,150	—	33,945	(986,698)	—	322,397	11,488,425	—	300,077	(9,130,631)	—	2,657,871
Multi-Manager International Equity
Class I
10/31/2017	8,506,419	—	944,654	(17,650,729)	—	(8,199,656)	91,863,780	—	9,493,774	(194,085,881)	—	(92,728,327)
10/31/2016	16,266,208	—	1,137,366	(17,028,372)	—	375,202	164,699,335	—	11,714,866	(174,394,546)	—	2,019,655
Multi-Manager International Factors
Class I
10/31/2017	9,083,392	—	525,309	(13,612,800)	—	(4,004,099)	88,233,717	—	4,717,273	(130,565,159)	—	(37,614,169)
10/31/2016	6,093,387	—	913,803	(7,444,171)	—	(436,981)	53,496,375	—	8,306,468	(67,030,333)	—	(5,227,490)
Class W
10/31/2017	4,153,786	—	45,352	(1,375,337)	—	2,823,801	38,894,218	—	407,262	(13,706,779)	—	25,594,701
10/31/2016	1,318,762	—	60,880	(733,377)	—	646,265	11,727,875	—	552,796	(6,591,999)	—	5,688,672
45

NOTES TO FINANCIAL STATEMENTS as of October 31, 2017 (continued)

NOTE 12 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S.government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.
The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the United States Treasury; United States government or any agency, instrumentality or authority of the United States government. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Securities Lending Collateral.
Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.
The following tables represent a summary of each respective Fund’s securities lending agreements by counterparty which are subject to offset under the Agreement as of October 31, 2017:
Global Equity Dividend
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
CIBC World Markets INC	$12,304	$(12,304)	$—
Citigroup Global Markets Inc.	461,604	(461,604)	—
Goldman, Sachs & Co. LLC	583,632	(583,632)	—
J.P. Morgan Securities LLC	445,136	(445,136)	—
Morgan Stanley & Co. LLC	512,937	(512,937)	—
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
UBS AG	90,160	(90,160)	—
Total	$2,105,773	$(2,105,773)	$—

(1)
Collateral with a fair value of  $2,163,640 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Global High Dividend Low Volatility
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Credit Suisse Securities (USA) LLC	$22,595	$(22,595)	$—
J.P. Morgan Securities LLC	28,336	(28,336)	—
Total	$50,931	$(50,931)	$—

(1)
Collateral with a fair value of  $52,633 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Multi-Manager Emerging Markets Equity
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$728,411	$(728,411)	$—
J.P. Morgan Securities LLC	404,786	(404,786)	—
Janney Montgomery Scott LLC	3,256	(3,256)	—
Jefferies LLC	940,939	(940,939)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	187,422	(187,422)	—
National Bank Of Canada Financial Inc	454,154	(454,154)	—
Nomura Securities International, Inc.	104,192	(104,192)	—
UBS AG	44,482	(44,482)	—
Total	$2,867,642	$(2,867,642)	$—

(1)
Collateral with a fair value of  $2,939,683 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Multi-Manager International Equity
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Securities Ltd.	$53,297	$(53,297)	$—
Citigroup Global Markets Inc.	133,427	(133,427)	—
Jefferies LLC	692,628	(692,628)	—
Nomura Securities International, Inc.	965,501	(965,501)	—
Total	$1,844,853	$(1,844,853)	$—

(1)
Collateral with a fair value of  $1,932,667 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

46

NOTES TO FINANCIAL STATEMENTS as of October 31, 2017 (continued)

NOTE 12 — SECURITIES LENDING (continued)

Multi-Manager International Factors
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Credit Suisse Securities (Europe) Limited	$536,597	$(536,597)	$—
HSBC Bank PLC	536,540	(536,540)	—
J.P. Morgan Securities LLC	109,073	(109,073)	—
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Jefferies LLC	558,180	(558,180)	—
Total	$1,740,390	$(1,740,390)	$—

(1)
Collateral with a fair value of  $1,813,918 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 13 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs), wash sale deferrals and the expiration of capital loss carryforwards. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
The following permanent tax differences have been reclassified as of October 31, 2017:
	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
Global Corporate Leaders® 100	$(977)	$328	$649
Global Equity Dividend(1)	(64,971,369)	189,038	64,782,331
Global High Dividend Low Volatility	(2,526)	29,661	(27,135)
Multi-Manager Emerging Markets Equity	—	1,624,346	(1,624,346)
Multi-Manager International Equity	—	1,740,357	(1,740,357)
Multi-Manager International Factors	—	3,516,245	(3,516,245)

(1)
$64,935,605 relates to the expiration of capital loss carryforwards.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:
	Year Ended October 31, 2017	Year Ended October 31, 2016
	Ordinary Income	Ordinary Income	Long-term Capital Gain
Global Corporate Leaders® 100	$4,725	$—	$—
Global Equity Dividend	1,690,586	1,807,331	—
Global High Dividend Low Volatility	13,654	—	—
Multi-Manager Emerging Markets Equity	2,295,434	3,535,714	—
Multi-Manager International Equity	9,493,774	6,749,311	4,965,555
Multi-Manager International Factors	5,124,535	3,749,264	5,110,000
The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of October 31, 2017 were:
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards
				Amount	Character	Expiration
Global Corporate Leaders® 100	$134,251	$—	$515,451	$—	—	—
Global Equity Dividend	—	—	4,561,995	—	—	—
Global High Dividend Low Volatility	466,955	445	941,116	—	—	—
47

NOTES TO FINANCIAL STATEMENTS as of October 31, 2017 (continued)

NOTE 13 — FEDERAL INCOME TAXES (continued)

	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards
				Amount	Character	Expiration
Multi-Manager Emerging Markets Equity	3,846,793	—	75,524,169	(15,868,017)	Short-term	None
				(5,555,068)	Long-term	None
				(21,423,085)
Multi-Manager International Equity	11,524,639	—	70,699,957	—	—	—
Multi-Manager International Factors	22,185,464	—	43,948,432	—	—	—
The Funds’ major tax jurisdictions are U.S. federal and Arizona state.
As of October 31, 2017, no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2012.
NOTE 14 — SUBSEQUENT EVENTS
Dividends: Subsequent to October 31, 2017, the following Funds paid dividends and distributions (per share) of:
	Net Investment Income	Short-term Capital Gains	Long-term Capital Gains	Payable Date	Record Date
Global Corporate Leaders® 100
Class A	$0.2156	$0.2239	$—	December 18, 2017	December 14, 2017
Class I	$0.2426	$0.2239	$—	December 18, 2017	December 14, 2017

Global High Dividend Low Volatility
Class A	$0.3066	$0.3060	$0.0018	December 18, 2017	December 14, 2017
Class I	$0.3337	$0.3060	$0.0018	December 18, 2017	December 14, 2017

Multi-Manager Emerging Markets Equity
Class A	$0.1449	$—	$—	December 18, 2017	December 14, 2017
Class C	$0.0572	$—	$—	December 18, 2017	December 14, 2017
Class I	$0.1857	$—	$—	December 18, 2017	December 14, 2017
Class R	$0.1181	$—	$—	December 18, 2017	December 14, 2017
Class W	$0.1734	$—	$—	December 18, 2017	December 14, 2017

Multi-Manager International Equity
Class I	$0.2126	$0.0661	$—	December 18, 2017	December 14, 2017

Multi-Manager International Factors Fund
Class I	$0.3345	$0.3216	$—	December 18, 2017	December 14, 2017
Class W	$0.3347	$0.3216	$—	December 18, 2017	December 14, 2017
The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.
48

Voya Global Corporate	SUMMARY PORTFOLIO OF INVESTMENTS
Leaders 100® Fund	as of October 31, 2017

Shares		Value	Percentage of Net Assets
COMMON STOCK: 97.6%
	Australia: 0.6%
1,146	Other Securities	$23,595	0.6
	France: 7.5%
87	LVMH Moet Hennessy Louis Vuitton SE	25,949	0.7
7,608	Other Securities	260,165	6.8
		286,114	7.5
	Germany: 7.0%
107	Allianz SE	24,980	0.6
2,114	E.ON AG	25,039	0.6
117 (1)	Linde AG	25,206	0.7
1,021 (1)	RWE AG	25,672	0.7
3,654 (2)	Other Securities	167,519	4.4
		268,416	7.0
	Japan: 5.7%
700	Canon, Inc.	26,297	0.7
800	Honda Motor Co., Ltd.	25,070	0.6
600	Sony Corp.	25,101	0.7
9,000	Other Securities	143,825	3.7
		220,293	5.7
	Netherlands: 2.5%
3,034	Other Securities	94,665	2.5
	South Korea: 0.7%
11	Samsung Electronics Co., Ltd.	27,116	0.7
	Spain: 2.4%
9,384	Other Securities	91,814	2.4
	Switzerland: 3.7%
4,628	Other Securities	142,532	3.7
	United Kingdom: 8.0%
1,333	Anglo American PLC	25,144	0.7
34,934 (2)	Other Securities	281,291	7.3
		306,435	8.0
	United States: 59.5%
272	3M Co.	62,612	1.6
61 (1)	Alphabet, Inc. - Class C	62,015	1.6
60 (1)	Amazon.com, Inc.	66,317	1.7
421	American Tower Corp.	60,485	1.6
388	Aon PLC	55,651	1.5
368	Apple, Inc.	62,207	1.6
901	Bristol-Myers Squibb Co.	55,556	1.5
456	Caterpillar, Inc.	61,925	1.6
483	Chevron Corp.	55,975	1.5
785	Citigroup, Inc.	57,697	1.5
1,271	Coca-Cola Co.	58,441	1.5
777	Colgate-Palmolive Co.	54,740	1.4
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United States (continued)
825	DowDuPont, Inc.	$59,656	1.6
896	Emerson Electric Co.	57,756	1.5
701	Exxon Mobil Corp.	58,428	1.5
4,747	Ford Motor Co.	58,246	1.5
2,328	General Electric Co.	46,932	1.2
242	Goldman Sachs Group, Inc.	58,680	1.5
2,855	HP, Inc.	61,525	1.6
1,511	Intel Corp.	68,735	1.8
390	International Business Machines Corp.	60,083	1.6
438	Johnson & Johnson	61,062	1.6
1,403	Johnson Controls International plc	58,070	1.5
596	JPMorgan Chase & Co.	59,964	1.6
487	Kimberly-Clark Corp.	54,792	1.4
674	Marsh & McLennan Cos., Inc.	54,547	1.4
371	McDonald’s Corp.	61,924	1.6
877	Merck & Co., Inc.	48,314	1.3
768	Microsoft Corp.	63,882	1.7
1,180	Morgan Stanley	59,000	1.6
1,071	Nike, Inc.	58,894	1.5
511	PepsiCo, Inc.	56,327	1.5
1,600	Pfizer, Inc.	56,096	1.5
509	Philip Morris International, Inc.	53,262	1.4
625	Procter & Gamble Co.	53,962	1.4
639	Texas Instruments, Inc.	61,785	1.6
2,076	Twenty-First Century Fox, Inc. - Class A	54,287	1.4
485	United Technologies Corp.	58,084	1.5
716	Wal-Mart Stores, Inc.	62,514	1.6
		2,280,428	59.5
	Total Common Stock
	(Cost $3,228,164)	3,741,408	97.6
EXCHANGE-TRADED FUNDS: 1.7%
734	iShares Global 100 ETF	66,845	1.7
	Total Exchange-Traded Funds
	(Cost $64,458)	66,845	1.7
RIGHTS: 0.0%
	Spain: 0.0%
3,266 (2)	Other Securities	156	0.0
	Total Rights
	(Cost $154)	156	0.0
	Total Long-Term Investments
	(Cost $3,292,776)	3,808,409	99.3

See Accompanying Notes to Financial Statements
49

Voya Global Corporate	SUMMARY PORTFOLIO OF INVESTMENTS
Leaders 100® Fund	as of October 31, 2017 (continued)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.1%
	Mutual Funds: 0.1%
3,000 (3)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.940% (Cost $3,000)	$3,000	0.1
	Total Short-Term Investments
	(Cost $3,000)	3,000	0.1
	Total Investments in Securities (Cost $3,295,776)	$3,811,409	99.4
	Assets in Excess of Other Liabilities	22,177	0.6
	Net Assets	$3,833,586	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2017.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1)
Non-income producing security.

(2)
The grouping contains non-income producing securities.

(3)
Rate shown is the 7-day yield as of October 31, 2017.

Sector Diversification	Percentage of Net Assets
Financials	19.5%
Consumer Staples	13.9
Consumer Discretionary	13.5
Information Technology	12.9
Industrials	11.3
Health Care	9.5
Energy	5.7
Materials	4.8
Utilities	2.5
Telecommunication Services	2.4
Exchange-Traded Funds	1.7
Real Estate	1.6
Short-Term Investments	0.1
Assets in Excess of Other Liabilities	0.6
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2017
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$23,595	$—	$23,595
France	23,494	262,620	—	286,114
Germany	25,206	243,210	—	268,416
Japan	—	220,293	—	220,293
Netherlands	—	94,665	—	94,665
South Korea	—	27,116	—	27,116
Spain	—	91,814	—	91,814
Switzerland	—	142,532	—	142,532
United Kingdom	—	306,435	—	306,435
United States	2,280,428	—	—	2,280,428
Total Common Stock	2,329,128	1,412,280	—	3,741,408
Exchange-Traded Funds	66,845	—	—	66,845
Rights	156	—	—	156
Short-Term Investments	3,000	—	—	3,000
Total Investments, at fair value	$2,399,129	$1,412,280	$—	$3,811,409

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements
50

Voya Global Corporate	SUMMARY PORTFOLIO OF INVESTMENTS
Leaders 100® Fund	as of October 31, 2017 (continued)

At October 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $3,295,995.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$562,216
Gross Unrealized Depreciation	(46,765)
Net Unrealized Appreciation	$515,451

See Accompanying Notes to Financial Statements
51

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Equity Dividend Fund	as of October 31, 2017

Shares		Value	Percentage of Net Assets
COMMON STOCK: 93.6%
	Belgium: 0.5%
7,800	Other Securities	$378,262	0.5
	Canada: 2.4%
42,632	Shaw Communications, Inc. - Class B	973,521	1.2
14,004	Other Securities	963,254	1.2
		1,936,775	2.4
	France: 10.9%
20,241	BNP Paribas	1,579,800	2.0
15,929	Casino Guichard Perrachon S.A.	909,538	1.1
15,970	Cie de Saint-Gobain	936,368	1.2
76,634	Engie SA	1,295,265	1.6
9,866	Sanofi	934,178	1.2
24,200	Total S.A.	1,348,862	1.7
10,223	Vinci S.A.	1,001,625	1.3
36,700	Other Securities	602,896	0.8
		8,608,532	10.9
	Germany: 2.1%
8,600	Daimler AG	717,981	0.9
57,721	Deutsche Bank AG	946,001	1.2
		1,663,982	2.1
	Ireland: 1.2%
11,800	Medtronic PLC	950,136	1.2
	Italy: 3.7%
73,264	Assicurazioni Generali S.p.A.	1,333,388	1.7
48,056 (1)	UniCredit SpA	918,381	1.1
42,486	Other Securities	694,562	0.9
		2,946,331	3.7
	Japan: 8.5%
20,600	Japan Airlines Co. Ltd.	705,083	0.9
198,300	Mitsubishi UFJ Financial Group, Inc.	1,345,098	1.7
92,300	Nissan Motor Co., Ltd.	897,652	1.2
34,200	Sumitomo Mitsui Financial Group, Inc.	1,370,145	1.7
72,700	Other Securities	2,378,390	3.0
		6,696,368	8.5
	Netherlands: 2.9%
53,541	Royal Dutch Shell PLC	1,685,886	2.1
22,100 (2)	Other Securities	632,847	0.8
		2,318,733	2.9
	Singapore: 1.2%
248,500	Other Securities	959,511	1.2
	Spain: 2.1%
18,000	ACS Actividades de Construccion y Servicios S.A.	709,543	0.9
89,337	Telefonica S.A.	936,740	1.2
		1,646,283	2.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Sweden: 0.8%
101,100	Other Securities	$636,230	0.8
	Switzerland: 4.7%
11,617	Novartis AG	958,162	1.2
3,577	Roche Holding AG	826,756	1.1
170,474	Other Securities	1,920,992	2.4
		3,705,910	4.7
	United Kingdom: 8.4%
249,100	Kingfisher PLC	1,035,662	1.3
20,601	Rio Tinto PLC	973,613	1.3
94,200 (1)	Standard Chartered PLC	938,217	1.2
450,767	Vodafone Group PLC	1,289,341	1.6
465,211	Other Securities	2,372,509	3.0
		6,609,342	8.4
	United States: 44.2%
5,000	Allergan plc	886,150	1.1
5,029	Amgen, Inc.	881,181	1.1
10,628	Apple, Inc.	1,796,557	2.3
15,065	Bristol-Myers Squibb Co.	928,908	1.2
46,669	Cisco Systems, Inc.	1,593,746	2.0
21,725	Citigroup, Inc.	1,596,788	2.0
25,600	ConocoPhillips	1,309,440	1.6
11,039	Eli Lilly & Co.	904,536	1.1
11,942	Exxon Mobil Corp.	995,366	1.3
34,500	Gap, Inc.	896,655	1.1
73,230	General Electric Co.	1,476,317	1.9
12,000	Gilead Sciences, Inc.	899,520	1.1
8,100	International Business Machines Corp.	1,247,886	1.6
58,200 (3)	Mattel, Inc.	821,784	1.0
6,258	McDonald’s Corp.	1,044,523	1.3
25,128	Metlife, Inc.	1,346,358	1.7
16,843	Microsoft Corp.	1,401,001	1.8
47,500	Mosaic Co.	1,061,150	1.3
24,800	Nielsen Holdings PLC	919,336	1.2
37,756	Pfizer, Inc.	1,323,725	1.7
7,332	PNC Financial Services Group, Inc.	1,002,944	1.3
10,254	Procter & Gamble Co.	885,330	1.1
18,300	Qualcomm, Inc.	933,483	1.2
11,300	Wal-Mart Stores, Inc.	986,603	1.2
188,133 (4)	Other Securities	7,893,000	10.0
		35,032,287	44.2
	Total Common Stock
	(Cost $68,201,337)	74,088,682	93.6

See Accompanying Notes to Financial Statements
52

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Equity Dividend Fund	as of October 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 9.0%
	Securities Lending Collateral(5): 2.7%
1,000,000	Bank of Nova Scotia, Repurchase Agreement dated 10/31/17, 1.06%, due 11/01/17 (Repurchase Amount $1,000,029, collateralized by various U.S. Government\U.S. Government Agency Obligations, 1.030%-6.250%, Market Value plus accrued interest $1,020,030, due 05/21/18-05/15/29)	$1,000,000	1.2
1,000,000	Citigroup, Inc., Repurchase Agreement dated 10/31/17, 1.07%, due 11/01/17 (Repurchase Amount $1,000,029, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%-11.500%, Market Value plus accrued interest $1,020,000, due 11/01/17-09/09/49)	1,000,000	1.3
163,640	Merrill Lynch & Co., Inc., Repurchase Agreement dated 10/31/17, 1.05%, due 11/01/17 (Repurchase Amount $163,645, collateralized by various U.S. Government Securities, 2.000%-2.125%, Market Value plus accrued interest $166,913, due 03/31/24-06/30/24)	163,640	0.2
		2,163,640	2.7
Shares		Value	Percentage of Net Assets
	Mutual Funds: 6.3%
4,967,333 (6)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.940% (Cost $4,967,333)	4,967,333	6.3
Shares	Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
Total Short-Term Investments
(Cost $7,130,973)	$7,130,973	9.0
Total Investments in Securities (Cost $75,332,310)	$81,219,655	102.6
Liabilities in Excess of Other Assets	(2,039,029)	(2.6)
Net Assets	$79,180,626	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2017.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Non-income producing security.

(2)
The grouping contains non-income producing securities.

(3)
Security, or a portion of the security, is on loan.

(4)
The grouping contains securities on loan.

(5)
Represents securities purchased with cash collateral received for securities on loan.

(6)
Rate shown is the 7-day yield as of October 31, 2017.

Sector Diversification	Percentage of Net Assets
Financials	19.6%
Health Care	13.1
Information Technology	12.0
Consumer Discretionary	10.4
Industrials	9.1
Energy	8.7
Consumer Staples	6.6
Telecommunication Services	6.0
Materials	4.2
Utilities	3.9
Short-Term Investments	9.0
Liabilities in Excess of Other Assets	(2.6)
Net Assets	100.0%

See Accompanying Notes to Financial Statements
53

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Equity Dividend Fund	as of October 31, 2017 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the assets and liabilities:(1)
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2017
Asset Table
Investments, at fair value
Common Stock
Belgium	$—	$378,262	$—	$378,262
Canada	1,936,775	—	—	1,936,775
France	1,295,265	7,313,267	—	8,608,532
Germany	—	1,663,982	—	1,663,982
Ireland	950,136	—	—	950,136
Italy	—	2,946,331	—	2,946,331
Japan	—	6,696,368	—	6,696,368
Netherlands	—	2,318,733	—	2,318,733
Singapore	—	959,511	—	959,511
Spain	—	1,646,283	—	1,646,283
Sweden	—	636,230	—	636,230
Switzerland	—	3,705,910	—	3,705,910
United Kingdom	—	6,609,342	—	6,609,342
United States	35,032,287	—	—	35,032,287
Total Common Stock	39,214,463	34,874,219	—	74,088,682
Short-Term Investments	4,967,333	2,163,640	—	7,130,973
Total Investments, at fair value	$44,181,796	$37,037,859	$—	$81,219,655

(1)
For the year ended October 31, 2017, as a result of the fair value pricing procedures for international equities (Note 2) utilized by the Fund certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period. At October 31, 2017, securities valued at $1,305,662 were transferred from Level 2 to Level 1 within the fair value hierarchy.

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

At October 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $76,800,912.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$9,930,544
Gross Unrealized Depreciation	(5,368,549)
Net Unrealized Appreciation	$4,561,995

See Accompanying Notes to Financial Statements
54

Voya Global High Dividend Low	SUMMARY PORTFOLIO OF INVESTMENTS
Volatility Fund	as of October 31, 2017

Shares		Value	Percentage of Net Assets
COMMON STOCK: 99.3%
	Australia: 1.4%
26,885	Other Securities	$137,540	1.4
	Canada: 4.1%
729	Canadian Imperial Bank of Commerce - XTSE	64,169	0.7
9,707	Other Securities	325,741	3.4
		389,910	4.1
	China: 0.6%
11,500	Other Securities	54,799	0.6
	Denmark: 0.3%
507	Other Securities	25,243	0.3
	Finland: 1.4%
2,857	Other Securities	134,108	1.4
	France: 3.0%
1,103	Societe Generale	61,387	0.6
6,545 (1)	Other Securities	225,286	2.4
		286,673	3.0
	Germany: 4.2%
622	Bayer AG	80,909	0.8
648 (2)	Covestro AG	62,292	0.7
1,512	Deutsche Post AG	69,310	0.7
705	Hugo Boss AG	63,055	0.7
2,622	Other Securities	128,773	1.3
		404,339	4.2
	Hong Kong: 1.3%
53,500 (2)	HK Electric Investments & HK Electric Investments Ltd.	49,242	0.5
25,813	Other Securities	78,260	0.8
		127,502	1.3
	Ireland: 0.7%
881	Medtronic PLC	70,938	0.7
	Israel: 1.0%
43,857	Bezeq Israeli Telecommunication Corp., Ltd.	65,488	0.7
6,078	Other Securities	25,346	0.3
		90,834	1.0
	Japan: 8.8%
800	Oracle Corp. Japan	67,692	0.7
1,100	Takeda Pharmaceutical Co., Ltd.	62,024	0.7
21,200	Other Securities	713,026	7.4
		842,742	8.8
	Luxembourg: 0.9%
2,959 (1)	Other Securities	88,693	0.9
	Netherlands: 3.2%
599	LyondellBasell Industries NV - Class A	62,015	0.6
1,491	NN Group NV	62,439	0.7
4,201	Royal Dutch Shell PLC - Class A	132,246	1.4
574	Other Securities	51,821	0.5
		308,521	3.2
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Norway: 0.5%
2,609	Other Securities	$50,947	0.5
	Portugal: 0.4%
2,177	Other Securities	39,554	0.4
	Singapore: 2.0%
101,900	Other Securities	193,986	2.0
	Spain: 1.3%
9,336	Other Securities	128,189	1.3
	Sweden: 0.6%
2,320	Other Securities	57,577	0.6
	Switzerland: 2.5%
315	Roche Holding AG	72,806	0.7
212	Zurich Insurance Group AG	64,695	0.7
947	Other Securities	102,777	1.1
		240,278	2.5
	United Kingdom: 5.0%
3,372	GlaxoSmithKline PLC	60,518	0.6
1,909	Persimmon PLC	71,043	0.8
51,391	Other Securities	344,408	3.6
		475,969	5.0
	United States: 56.1%
748	Aflac, Inc.	62,750	0.7
1,084	Altria Group, Inc.	69,614	0.7
950	Apple, Inc.	160,588	1.7
2,832	AT&T, Inc.	95,297	1.0
523	Automatic Data Processing, Inc.	60,804	0.6
801	Chevron Corp.	92,828	1.0
3,731	Cisco Systems, Inc.	127,414	1.3
825	Eli Lilly & Co.	67,601	0.7
1,569	Exxon Mobil Corp.	130,776	1.4
599	Home Depot, Inc.	99,302	1.0
524	Honeywell International, Inc.	75,540	0.8
3,070	HP, Inc.	66,159	0.7
2,652	Intel Corp.	120,639	1.3
773	International Business Machines Corp.	119,088	1.3
1,056	Johnson & Johnson	147,217	1.5
257	Lockheed Martin Corp.	79,197	0.8
538	McDonald’s Corp.	89,798	0.9
1,352	Merck & Co., Inc.	74,482	0.8
554	Monsanto Co.	67,089	0.7
233	Northrop Grumman Corp.	68,858	0.7
1,764	Oracle Corp.	89,788	0.9
1,518	Paychex, Inc.	96,833	1.0
736	PepsiCo, Inc.	81,129	0.9
3,552	Pfizer, Inc.	124,533	1.3
819	Philip Morris International, Inc.	85,700	0.9
371	Raytheon Co.	66,854	0.7
738	T. Rowe Price Group, Inc.	68,560	0.7
488	Travelers Cos., Inc.	64,636	0.7

See Accompanying Notes to Financial Statements
55

Voya Global High Dividend Low	SUMMARY PORTFOLIO OF INVESTMENTS
Volatility Fund	as of October 31, 2017 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United States (continued)
483	UnitedHealth Group, Inc.	$101,536	1.1
1,269	US Bancorp	69,008	0.7
791	Valero Energy Corp.	62,402	0.7
987	Wal-Mart Stores, Inc.	86,175	0.9
747	Waste Management, Inc.	61,381	0.6
1,884	Wells Fargo & Co.	105,768	1.1
47,934 (3)	Other Securities	2,330,376	24.3
		5,369,720	56.1
	Total Common Stock (Cost $8,547,258)	9,518,062	99.3

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.1%
	Securities Lending Collateral(4): 0.6%
52,633	Daiwa Capital Markets, Repurchase Agreement dated 10/31/17, 1.08%, due 11/01/17 (Repurchase Amount $52,635, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $53,674, due 11/02/17-12/01/51) (Cost $52,633)	52,633	0.6
Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.5%
50,000 (5)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.940% (Cost $50,000)	50,000	0.5
	Total Short-Term Investments (Cost $102,633)	102,633	1.1

Shares	Value	Percentage of Net Assets
Total Investments in Securities (Cost $8,649,891)	$9,620,695	100.4
Liabilities in Excess of Other Assets	(42,341)	(0.4)
Net Assets	$9,578,354	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2017.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
The grouping contains non-income producing securities.

(2)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(3)
The grouping contains securities on loan.

(4)
Represents securities purchased with cash collateral received for securities on loan.

(5)
Rate shown is the 7-day yield as of October 31, 2017.

Sector Diversification	Percentage of Net Assets
Financials	17.4%
Information Technology	16.1
Health Care	11.3
Industrials	10.9
Consumer Discretionary	10.8
Consumer Staples	9.5
Energy	7.0
Materials	4.3
Utilities	4.2
Real Estate	4.1
Telecommunication Services	3.7
Short-Term Investments	1.1
Liabilities in Excess of Other Assets	(0.4)
Net Assets	100.0%

See Accompanying Notes to Financial Statements
56

Voya Global High Dividend Low	SUMMARY PORTFOLIO OF INVESTMENTS
Volatility Fund	as of October 31, 2017 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2017
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$137,540	$—	$137,540
Canada	389,910	—	—	389,910
China	—	54,799	—	54,799
Denmark	—	25,243	—	25,243
Finland	—	134,108	—	134,108
France	—	286,673	—	286,673
Germany	—	404,339	—	404,339
Hong Kong	—	127,502	—	127,502
Ireland	70,938	—	—	70,938
Israel	65,488	25,346	—	90,834
Japan	—	842,742	—	842,742
Luxembourg	—	88,693	—	88,693
Netherlands	62,015	246,506	—	308,521
Norway	50,947	—	—	50,947
Portugal	—	39,554	—	39,554
Singapore	—	193,986	—	193,986
Spain	—	128,189	—	128,189
Sweden	—	57,577	—	57,577
Switzerland	—	240,278	—	240,278
United Kingdom	121,798	354,171	—	475,969
United States	5,369,720	—	—	5,369,720
Total Common Stock	6,130,816	3,387,246	—	9,518,062
Short-Term Investments	50,000	52,633	—	102,633
Total Investments, at fair value	$6,180,816	$3,439,879	$—	$9,620,695

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

At October 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $8,679,666.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$1,136,508
Gross Unrealized Depreciation	(195,392)
Net Unrealized Appreciation	$941,116

See Accompanying Notes to Financial Statements
57

Voya Multi-Manager Emerging	SUMMARY PORTFOLIO OF INVESTMENTS
Markets Equity Fund	as of October 31, 2017

Shares			Value	Percentage of Net Assets
COMMON STOCK: 95.1%
		Argentina: 1.4%
61,060		Grupo Supervielle SA ADR	$1,637,018	0.5
162,654 (1)		Other Securities	2,808,843	0.9
			4,445,861	1.4
		Brazil: 7.7%
372,070 (2)		B2W Cia Digital	2,405,551	0.8
253,515		Itau Unibanco Holding SA ADR	3,247,527	1.0
205,493		Vale SA ADR	2,011,777	0.6
2,204,025	(1)(3)	Other Securities	16,534,718	5.3
			24,199,573	7.7
		Canada: 0.4%
172,000		Other Securities	1,124,870	0.4
		Chile: 0.3%
21,600		Other Securities	868,374	0.3
		China: 28.5%
73,979 (2)		Alibaba Group Holding Ltd. ADR	13,677,977	4.4
7,300 (2)		Baidu, Inc. ADR	1,780,762	0.6
1,304,000		Beijing Capital International Airport Co., Ltd.	2,141,328	0.7
2,389,000		Beijing Enterprises Water Group Ltd.	2,007,539	0.6
2,971,000		China Construction Bank	2,655,229	0.8
15,285 (2)		China Lodging Group Ltd. ADR	2,046,509	0.7
245,000		China Mobile Ltd.	2,464,301	0.8
4,244,000		Industrial & Commercial Bank of China	3,376,804	1.1
83,300 (2)		JD.com, Inc. ADR	3,125,416	1.0
15,828		Kweichow Moutai Co. Ltd.	1,476,757	0.5
5,993		NetEase, Inc. ADR	1,689,547	0.5
839,000		Ping An Insurance Group Co. of China Ltd.	7,373,087	2.3
38,900 (2)		Sina Corp.	4,187,585	1.3
43,600 (2)		Sohu.com, Inc.	2,495,228	0.8
54,700		TAL Education Group ADR	1,504,250	0.5
336,900		Tencent Holdings Ltd.	15,142,007	4.8
12,883,412	(1)(3)	Other Securities	22,405,807	7.1
			89,550,133	28.5
		Egypt: 0.2%
147,090		Other Securities	657,440	0.2
		Georgia: 0.6%
38,772		BGEO Group PLC	1,830,930	0.6
		Hong Kong: 1.9%
211,000		AIA Group Ltd.	1,589,986	0.5
235,000		Galaxy Entertainment Group Ltd.	1,602,554	0.5
1,002,000 (4)		WH Group Ltd.	1,015,408	0.3
1,630,900		Other Securities	1,651,383	0.6
			5,859,331	1.9
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Hungary: 0.5%
73,727	Other Securities	$1,514,716	0.5
	India: 6.7%
219,000	Bharti Infratel Ltd.	1,497,148	0.5
13,500	HDFC Bank Ltd. ADR	1,246,050	0.4
38,600	HDFC Bank Ltd. - Foreign Premium	1,079,700	0.4
63,434	Housing Development Finance Corp.	1,672,933	0.5
482,760	Reliance Industries Ltd.	7,018,664	2.2
22,756	Reliance Industries Ltd. GDR GDR	653,219	0.2
79,397 (4)	Syngene International Ltd.	620,027	0.2
1,395,556	Other Securities	7,287,045	2.3
		21,074,786	6.7
	Indonesia: 1.3%
2,024,100	Bank Rakyat Indonesia	2,328,727	0.7
3,682,100	Other Securities	1,891,941	0.6
		4,220,668	1.3
	Kenya: 0.5%
6,565,000	Safaricom Ltd.	1,613,566	0.5
	Malaysia: 1.1%
2,769,187 (1)	Other Securities	3,334,095	1.1
	Mexico: 3.4%
33,267	Coca-Cola Femsa SA de CV ADR	2,276,793	0.7
2,272,116 (1)	Other Securities	8,492,605	2.7
		10,769,398	3.4
	Netherlands: 0.1%
90,724	Other Securities	354,731	0.1
	Panama: 0.3%
8,123	Other Securities	1,000,672	0.3
	Peru: 0.6%
73,230	Other Securities	1,954,831	0.6
	Philippines: 1.3%
5,219,080 (1)	Other Securities	3,959,360	1.3
	Poland: 0.7%
60,988 (1)	Other Securities	2,326,650	0.7
	Russia: 5.5%
431,682	Gazprom PJSC - SPON ADR	1,849,758	0.6
272,216	Rosneft Oil Co. PJSC GDR	1,492,460	0.5
400,495	Sberbank PAO ADR	5,743,098	1.8
44,200 (2)	Yandex NV	1,495,286	0.5
19,272,685 (1)	Other Securities	6,716,148	2.1
		17,296,750	5.5
	Singapore: 0.2%
492,000	Other Securities	660,557	0.2
	South Africa: 2.4%
16,659	Naspers Ltd.	4,058,677	1.3
1,568,570	Other Securities	3,372,368	1.1
		7,431,045	2.4

See Accompanying Notes to Financial Statements
58

Voya Multi-Manager Emerging	SUMMARY PORTFOLIO OF INVESTMENTS
Markets Equity Fund	as of October 31, 2017 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		South Korea: 13.1%
61,475		SK Hynix, Inc.	$4,532,719	1.4
10,327		Hyundai Engineering & Construction Co. Ltd.	349,353	0.1
12,147		Hyundai Marine & Fire Insurance Co., Ltd.	492,158	0.2
3,698		Hyundai Motor Co.	532,019	0.2
1,041		LG Chem Ltd.	375,340	0.1
16,726		LG Electronics, Inc.	1,361,604	0.4
110,685		LG Uplus Corp.	1,270,958	0.4
857	(2)(4)	Netmarble Games Corp.	133,100	0.0
820	(2)(4)	Samsung Biologics Co. Ltd.	281,324	0.1
5,584		Samsung Electronics Co., Ltd. GDR	6,884,700	2.2
2,126		Samsung Electronics Co., Ltd.	5,240,816	1.7
7,050		Samsung Life Insurance Co. Ltd.	849,979	0.3
35,387		Shinhan Financial Group Co., Ltd.	1,589,520	0.5
7,668		SK Innovation Co. Ltd.	1,406,625	0.5
4,561		SK Telecom Co., Ltd.	1,076,761	0.3
108,600		SK Telecom Co., Ltd. ADR	2,838,804	0.9
196,295 (1)		Other Securities	12,062,494	3.8
			41,278,274	13.1
		Spain: 0.7%
77,698		CIE Automotive SA	2,308,972	0.7
		Switzerland: 0.4%
28,200	(2)(4)	Wizz Air Holdings PLC	1,226,686	0.4
		Taiwan: 8.3%
15,000		Largan Precision Co. Ltd.	2,843,394	0.9
172,000		MediaTek, Inc.	1,957,276	0.6
516,000		Taiwan Semiconductor Manufacturing Co., Ltd.	4,171,501	1.3
119,630		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	5,063,938	1.6
4,218,427		Other Securities	12,049,419	3.9
			26,085,528	8.3
		Thailand: 2.7%
1,213,500		CP ALL PCL	2,557,044	0.8
702,920 (2)		Srisawad Power 1979 PCL	1,470,588	0.5
3,236,000		Other Securities	4,457,123	1.4
			8,484,755	2.7
		Turkey: 3.4%
779,004		Akbank TAS	2,060,762	0.7
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Turkey (continued)
61,400	Turkcell Iletisim Hizmet AS ADR	$576,546	0.2
279,296	Turkcell Iletisim Hizmet AS	1,046,591	0.3
4,593,622 (1)	Other Securities	6,832,367	2.2
		10,516,266	3.4
	United Arab Emirates: 0.2%
19,300	Other Securities	741,600	0.2
	United Kingdom: 0.1%
50,280	Other Securities	192,709	0.1
	United States: 0.5%
327,300	Samsonite International SA	1,366,487	0.5
1,650 (1)	Other Securities	76,807	0.0
		1,443,294	0.5
	Vietnam: 0.1%
247,274 (1)	Other Securities	402,824	0.1
	Total Common Stock
	(Cost $224,044,703)	298,729,245	95.1
PREFERRED STOCK: 3.6%
	Brazil: 0.5%
50,490	Itau Unibanco Holding S.A.	651,479	0.2
281,574 (1)	Other Securities	969,046	0.3
		1,620,525	0.5
	Colombia: 0.3%
98,700	Other Securities	972,708	0.3
	Russia: 0.4%
994,940 (1)	Other Securities	1,271,151	0.4
	South Korea: 2.4%
3,691	Samsung Electronics Co., Ltd. - Pref	7,392,501	2.4
	Total Preferred Stock (Cost $7,843,552)	11,256,885	3.6
RIGHTS: —%
	China: —%
268 (1)	Other Securities	—	—
	Taiwan: —%
22,256 (1)	Other Securities	—	—
	Total Rights
	(Cost $—)	—	—
CLOSED-END FUNDS: 0.3%
	United States: 0.3%
11,100 (1)	Other Securities	778,332	0.3
	Total Closed-End Funds (Cost $413,460)	778,332	0.3
	Total Long-Term Investments (Cost $232,301,715)	310,764,462	99.0

See Accompanying Notes to Financial Statements
59

Voya Multi-Manager Emerging	SUMMARY PORTFOLIO OF INVESTMENTS
Markets Equity Fund	as of October 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.3%
	Securities Lending Collateral(5): 0.9%
1,000,000	Cantor Fitzgerald, Repurchase Agreement dated 10/31/17, 1.08%, due 11/01/17 (Repurchase Amount $1,000,030, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $1,020,000, due 12/01/17-09/20/67)	$1,000,000	0.3
1,000,000	Daiwa Capital Markets, Repurchase Agreement dated 10/31/17, 1.08%, due 11/01/17 (Repurchase Amount $1,000,030, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,019,771, due 11/02/17-12/01/51)	1,000,000	0.3
939,683	RBC Dominion Securities Inc., Repurchase Agreement dated 10/31/17, 1.05%, due 11/01/17 (Repurchase Amount $939,710, collateralized by various U.S. Government Agency Obligations, 3.000%-7.000%, Market Value plus accrued interest $958,477, due 08/01/25-09/20/47)	939,683	0.3
		2,939,683	0.9
Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.4%
4,424,878 (6)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.940% (Cost $4,424,878)	4,424,878	1.4
Shares	Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
Total Short-Term Investments (Cost $7,364,561)	$7,364,561	2.3
Total Investments in Securities (Cost $239,666,276)	$318,129,023	101.3
Liabilities in Excess of Other Assets	(3,947,940)	(1.3)
Net Assets	$314,181,083	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2017.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

ADR
American Depositary Receipt

GDR
Global Depositary Receipt

(1)
The grouping contains non-income producing securities.

(2)
Non-income producing security.

(3)
The grouping contains securities on loan.

(4)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(5)
Represents securities purchased with cash collateral received for securities on loan.

(6)
Rate shown is the 7-day yield as of October 31, 2017.

Sector Diversification	Percentage of Net Assets
Information Technology	30.2%
Financials	22.0
Consumer Discretionary	12.7
Energy	7.2
Consumer Staples	6.1
Materials	5.5
Telecommunication Services	5.4
Industrials	4.5
Health Care	2.1
Utilities	1.7
Real Estate	1.6
Rights	0.0
Short-Term Investments	2.3
Liabilities in Excess of Other Assets	(1.3)
Net Assets	100.0%

See Accompanying Notes to Financial Statements
60

Voya Multi-Manager Emerging	SUMMARY PORTFOLIO OF INVESTMENTS
Markets Equity Fund	as of October 31, 2017 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the assets and liabilities:(1)
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2017
Asset Table
Investments, at fair value
Common Stock
Argentina	$4,445,861	$—	$—	$4,445,861
Brazil	24,199,573	—	—	24,199,573
Canada	876,150	248,720	—	1,124,870
Chile	868,374	—	—	868,374
China	33,747,329	55,802,804	—	89,550,133
Egypt	657,440	—	—	657,440
Georgia	—	1,830,930	—	1,830,930
Hong Kong	—	5,859,331	—	5,859,331
Hungary	—	1,514,716	—	1,514,716
India	3,115,486	17,959,300	—	21,074,786
Indonesia	416,309	3,804,359	—	4,220,668
Kenya	1,613,566	—	—	1,613,566
Malaysia	1,015,075	2,319,020	—	3,334,095
Mexico	10,769,398	—	—	10,769,398
Netherlands	354,731	—	—	354,731
Panama	1,000,672	—	—	1,000,672
Peru	1,954,831	—	—	1,954,831
Philippines	1,683,521	2,275,839	—	3,959,360
Poland	696,512	1,630,138	—	2,326,650
Russia	13,090,645	4,206,105	—	17,296,750
Singapore	—	660,557	—	660,557
South Africa	1,729,217	5,701,828	—	7,431,045
South Korea	5,502,154	35,776,120	—	41,278,274
Spain	—	2,308,972	—	2,308,972
Switzerland	—	1,226,686	—	1,226,686
Taiwan	5,063,938	21,021,590	—	26,085,528
Thailand	4,589,522	3,895,233	—	8,484,755
Turkey	1,394,932	9,121,334	—	10,516,266
United Arab Emirates	—	741,600	—	741,600
United Kingdom	—	192,709	—	192,709
United States	76,807	1,366,487	—	1,443,294
Vietnam	402,824	—	—	402,824
Total Common Stock	119,264,867	179,464,378	—	298,729,245
Preferred Stock	2,593,233	8,663,652	—	11,256,885
Rights	—	—	—	—
Closed-End Funds	778,332	—	—	778,332
Short-Term Investments	4,424,878	2,939,683	—	7,364,561
Total Investments, at fair value	$127,061,310	$191,067,713	$—	$318,129,023
Other Financial Instruments+
Forward Foreign Currency Contracts	—	32	—	32
Total Assets	$127,061,310	$191,067,745	$—	$318,129,055

(1)
For the year ended October 31, 2017, as a result of the fair value pricing procedures for international equities (Note 2) utilized by the Fund certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period. At October 31, 2017, securities valued at $4,459,082 and $5,927,170 were transferred from Level 1 to Level 2 and from Level 2 to Level 1, respectively, within the fair value hierarchy.

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements
61

Voya Multi-Manager Emerging	SUMMARY PORTFOLIO OF INVESTMENTS
Markets Equity Fund	as of October 31, 2017 (continued)

At October 31, 2017, the following forward foreign currency contracts were outstanding for Voya Multi-Manager Emerging Markets Equity Fund:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
PLN 44,732	USD 12,280	Merrill Lynch International	11/03/17	$9
BRL 56,314	USD 17,192	The Bank of New York Mellon	11/03/17	23
				$32

Currency Abbreviations
BRL – Brazilian Real
PLN – Polish Zloty
USD – United States Dollar
At October 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $242,727,507.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$84,603,372
Gross Unrealized Depreciation	(9,079,203)
Net Unrealized Appreciation	$75,524,169

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of October 31, 2017 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$32
Total Asset Derivatives		$32

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended October 31, 2017 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Total
Equity contracts	$—	$44,202	$44,202
Foreign exchange contracts	(36,841)	—	(36,841)
Total	$(36,841)	$44,202	$7,361

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$32
Total	$32

See Accompanying Notes to Financial Statements
62

Voya Multi-Manager Emerging	SUMMARY PORTFOLIO OF INVESTMENTS
Markets Equity Fund	as of October 31, 2017 (continued)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at October 31, 2017:
	Merrill Lynch International	The Bank of New York Mellon	Totals
Assets:
Forward foreign currency contracts	$9	$23	$32
Total Assets	$9	$23	$32
Net OTC derivative instruments by counterparty, at fair value	$9	$23	$32
Total collateral pledged by the Fund/(Received from counterparty)	$—	$—	$—
Net Exposure(1)	$9	$23	$32

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements
63

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Equity Fund	as of October 31, 2017

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.1%
		Argentina: 0.1%
22,310	(1)(2)	Other Securities	$576,014	0.1
		Australia: 1.8%
681,720	(1)(2)	Other Securities	9,134,836	1.8
		Austria: 0.5%
45,148		Other Securities	2,552,749	0.5
		Belgium: 1.3%
20,256		Solvay S.A.	3,009,197	0.6
34,648		Other Securities	3,716,680	0.7
			6,725,877	1.3
		Brazil: 0.7%
288,405		Other Securities	3,474,351	0.7
		Canada: 4.6%
59,274		Canadian National Railway Co. - CNR	4,769,579	1.0
77,653		Magna International, Inc.	4,236,275	0.8
526,828		Other Securities	14,524,350	2.8
			23,530,204	4.6
		China: 3.8%
23,027 (3)		Alibaba Group Holding Ltd. ADR	4,257,462	0.8
1,955,309	(1)(2)	Other Securities	15,114,915	3.0
			19,372,377	3.8
		Colombia: 0.4%
57,000		Other Securities	2,151,750	0.4
		Denmark: 2.1%
31,044		Carlsberg A/S	3,546,514	0.7
90,611 (2)		Other Securities	7,272,475	1.4
			10,818,989	2.1
		Finland: 1.2%
78,907		Kone OYJ	4,270,766	0.8
38,031		Other Securities	1,990,158	0.4
			6,260,924	1.2
		France: 8.6%
100,311		AXA S.A.	3,028,230	0.6
34,629		Cap Gemini SA	4,206,871	0.8
55,630		Cie Generale des Etablissements Michelin	8,052,246	1.6
30,734 (3)		Imerys SA	2,798,508	0.5
30,282		Safran S.A.	3,189,371	0.6
47,217		Valeo SA	3,196,789	0.6
65,470		Vinci S.A.	6,414,596	1.3
332,653 (2)		Other Securities	13,426,755	2.6
			44,313,366	8.6
		Germany: 8.1%
27,940		BASF SE	3,055,333	0.6
156,874		Deutsche Telekom AG	2,840,568	0.6
22,212		Hannover Rueck SE	2,795,178	0.6
14,002 (3)		Linde AG	3,016,576	0.6
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Germany (continued)
12,449		Muenchener Rueckversicherungs- Gesellschaft AG	$2,794,828	0.5
33,407		SAP SE	3,817,170	0.7
39,861		Symrise AG	3,106,228	0.6
43,363	(3)(4)	Zalando SE	2,182,945	0.4
405,013 (2)		Other Securities	18,049,563	3.5
			41,658,389	8.1
		Greece: 0.0%
59,404 (2)		Other Securities	118,447	0.0
		Hong Kong: 1.3%
566,005		Other Securities	6,877,606	1.3
		India: 1.6%
1,149,828 (2)		Other Securities	8,057,959	1.6
		Ireland: 1.3%
947,476 (2)		Other Securities	6,729,371	1.3
		Israel: 0.2%
73,890		Other Securities	1,019,682	0.2
		Italy: 1.2%
107,400	(3)(4)	Pirelli & C SpA	844,458	0.2
177,218 (3)		UniCredit SpA	3,386,750	0.6
89,788 (2)		Other Securities	2,070,897	0.4
			6,302,105	1.2
		Japan: 15.9%
73,600		Asahi Group Holdings, Ltd.	3,360,458	0.7
156,200		Daiwa House Industry Co., Ltd.	5,725,186	1.1
75,000		Don Quijote Holdings Co. Ltd.	3,145,878	0.6
57,320		Kao Corp.	3,464,143	0.7
162,600		KDDI Corp.	4,332,093	0.8
73,800		Seven & I Holdings Co., Ltd.	2,974,470	0.6
31,700		SoftBank Group Corp.	2,809,324	0.5
120,400		Sumitomo Mitsui Financial Group, Inc.	4,823,553	0.9
1,650,100 (2)		Other Securities	51,302,923	10.0
			81,938,028	15.9
		Luxembourg: 0.2%
58,907		Other Securities	804,159	0.2
		Mexico: 0.3%
180,523		Other Securities	1,253,432	0.3
		Netherlands: 2.8%
73,687	(3)(4)	DP Eurasia NV	225,189	0.0
28,183		Airbus SE	2,892,000	0.6
122,978		Royal Dutch Shell PLC - Class A	3,871,307	0.7
23,744		Unilever NV	1,379,288	0.3
59,944		Wolters Kluwer NV	2,938,010	0.6
369,364 (2)		Other Securities	2,892,980	0.6
			14,198,774	2.8

See Accompanying Notes to Financial Statements
64

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Equity Fund	as of October 31, 2017 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Norway: 2.3%
62,647	Yara International ASA	$2,975,275	0.6
537,700	Other Securities	8,962,558	1.7
		11,937,833	2.3
	Panama: 0.1%
4,827	Other Securities	594,638	0.1
	Portugal: 0.3%
93,547	Other Securities	1,699,669	0.3
	Russia: 0.3%
87,384 (2)	Other Securities	1,574,225	0.3
	Singapore: 1.6%
276,391	United Overseas Bank Ltd.	4,993,198	1.0
1,733,400 (2)	Other Securities	3,152,517	0.6
		8,145,715	1.6
	South Africa: 1.1%
199,306	Other Securities	5,867,162	1.1
	South Korea: 2.9%
3,312 (4)	ING Life Insurance Korea Ltd.	141,899	0.0
2,574	Samsung Electronics Co., Ltd.	6,345,184	1.2
233,334	Other Securities	8,410,896	1.7
		14,897,979	2.9
	Spain: 1.8%
969,208	Other Securities	9,118,709	1.8
	Sweden: 3.4%
345,226	Svenska Handelsbanken AB	4,947,896	1.0
527,706	Other Securities	12,354,025	2.4
		17,301,921	3.4
	Switzerland: 6.6%
44,442	Ferguson PLC	3,107,817	0.6
662,374	Glencore PLC	3,194,750	0.6
67,093	Nestle S.A.	5,645,107	1.1
120,539	Novartis AG	9,941,972	1.9
206,122	UBS Group AG	3,506,776	0.7
92,726	Other Securities	8,766,187	1.7
		34,162,609	6.6
	Taiwan: 2.0%
105,578	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	4,469,117	0.9
571,000	Taiwan Semiconductor Manufacturing Co., Ltd.	4,616,137	0.9
250,305	Other Securities	930,370	0.2
		10,015,624	2.0
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Thailand: 1.0%
1,439,100		Other Securities	$5,208,005	1.0
		Turkey: 0.2%
347,662		Other Securities	957,844	0.2
		United Kingdom: 13.9%
334,061 (4)		Auto Trader Group PLC	1,519,075	0.3
76,028		BHP Billiton PLC ADR	2,761,337	0.5
174,447		BHP Billiton PLC	3,158,463	0.6
106,282		British American Tobacco PLC	6,866,835	1.3
17,046 (4)		ConvaTec Group PLC	44,350	0.0
197,225		Prudential PLC	4,840,943	1.0
126,297		Relx PLC	2,906,197	0.6
61,454		Shire PLC	3,026,941	0.6
75,311		Unilever PLC	4,268,158	0.8
4,135,136	(1)(2)	Other Securities	42,279,533	8.2
			71,671,832	13.9
		United States: 1.6%
21,788		Aon PLC	3,125,053	0.6
4,624 (3)		Mettler Toledo International, Inc.	3,156,481	0.6
58,566		Other Securities	2,148,201	0.4
			8,429,735	1.6
		Total Common Stock (Cost $425,072,506)	499,452,889	97.1
PREFERRED STOCK: 0.2%
		Germany: 0.1%
5,238		Other Securities	489,104	0.1
		United States: 0.1%
2,046	(2)(5)	Other Securities	104,207	0.1
		Total Preferred Stock (Cost $596,443)	593,311	0.2
RIGHTS: 0.0%
		China: —%
47 (2)		Other Securities	—	—
		Spain: 0.0%
337,344 (2)		Other Securities	16,111	0.0
		Total Rights (Cost $15,915)	16,111	0.0
		Total Long-Term Investments (Cost $425,684,864)	500,062,311	97.3

See Accompanying Notes to Financial Statements
65

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Equity Fund	as of October 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.1%
	Securities Lending Collateral(6): 0.3%
1,000,000	Barclays Capital, Inc., Repurchase Agreement dated 10/31/17, 1.05%, due 11/01/17 (Repurchase Amount $1,000,029, collateralized by various U.S. Government Securities, 0.000%-2.250%, Market Value plus accrued interest $1,020,000, due 11/15/17-08/15/47)	$1,000,000	0.2
923,667	Cantor Fitzgerald, Repurchase Agreement dated 10/31/17, 1.08%, due 11/01/17 (Repurchase Amount $923,694, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $942,140, due 12/01/17-09/20/67)	923,667	0.1
		1,923,667	0.3
Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.8%
9,131,405 (7)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.940% (Cost $9,131,405)	9,131,405	1.8
	Total Short-Term Investments (Cost $11,055,072)	11,055,072	2.1
	Total Investments in Securities (Cost $436,739,936)	$511,117,383	99.4
	Assets in Excess of Other Liabilities	3,304,228	0.6
	Net Assets	$514,421,611	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2017.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

ADR
American Depositary Receipt

(1)
The grouping contains securities on loan.

(2)
The grouping contains non-income producing securities.

(3)
Non-income producing security.

(4)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(5)
The grouping contains Level 3 securities.

(6)
Represents securities purchased with cash collateral received for securities on loan.

(7)
Rate shown is the 7-day yield as of October 31, 2017.

Sector Diversification	Percentage of Net Assets
Financials	20.6%
Industrials	15.8
Consumer Discretionary	14.3
Information Technology	10.9
Consumer Staples	10.1
Materials	8.2
Health Care	6.0
Energy	4.0
Telecommunication Services	4.0
Real Estate	1.8
Utilities	1.6
Rights	0.0
Short-Term Investments	2.1
Assets in Excess of Other Liabilities	0.6
Net Assets	100.0%

See Accompanying Notes to Financial Statements
66

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Equity Fund	as of October 31, 2017 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the assets and liabilities:(1)
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2017
Asset Table
Investments, at fair value
Common Stock
Argentina	$576,014	$—	$—	$576,014
Australia	—	9,134,836	—	9,134,836
Austria	2,552,749	—	—	2,552,749
Belgium	—	6,725,877	—	6,725,877
Brazil	3,474,351	—	—	3,474,351
Canada	23,530,204	—	—	23,530,204
China	12,119,186	7,253,191	—	19,372,377
Colombia	2,151,750	—	—	2,151,750
Denmark	—	10,818,989	—	10,818,989
Finland	—	6,260,924	—	6,260,924
France	928,674	43,384,692	—	44,313,366
Germany	3,016,576	38,641,813	—	41,658,389
Greece	—	118,447	—	118,447
Hong Kong	1,456,052	5,421,554	—	6,877,606
India	3,933,993	4,123,966	—	8,057,959
Ireland	4,427,575	2,301,796	—	6,729,371
Israel	1,019,682	—	—	1,019,682
Italy	844,458	5,457,647	—	6,302,105
Japan	—	81,938,028	—	81,938,028
Luxembourg	—	804,159	—	804,159
Mexico	1,253,432	—	—	1,253,432
Netherlands	1,735,488	12,463,286	—	14,198,774
Norway	2,306,431	9,631,402	—	11,937,833
Panama	594,638	—	—	594,638
Portugal	—	1,699,669	—	1,699,669
Russia	999,383	574,842	—	1,574,225
Singapore	970,015	7,175,700	—	8,145,715
South Africa	—	5,867,162	—	5,867,162
South Korea	2,235,173	12,662,806	—	14,897,979
Spain	—	9,118,709	—	9,118,709
Sweden	3,052,123	14,249,798	—	17,301,921
Switzerland	—	34,162,609	—	34,162,609
Taiwan	4,469,117	5,546,507	—	10,015,624
Thailand	2,610,795	2,597,210	—	5,208,005
Turkey	—	957,844	—	957,844
United Kingdom	7,568,641	64,103,191	—	71,671,832
United States	8,429,735	—	—	8,429,735
Total Common Stock	96,256,235	403,196,654	—	499,452,889
Preferred Stock	—	489,104	104,207	593,311
Rights	16,111	—	—	16,111
Short-Term Investments	9,131,405	1,923,667	—	11,055,072
Total Investments, at fair value	$105,403,751	$405,609,425	$104,207	$511,117,383
Other Financial Instruments+
Forward Foreign Currency Contracts	—	764	—	764
Total Assets	$105,403,751	$405,610,189	$104,207	$511,118,147
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(2,036)	$—	$(2,036)
Total Liabilities	$—	$(2,036)	$—	$(2,036)

See Accompanying Notes to Financial Statements
67

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Equity Fund	as of October 31, 2017 (continued)

(1)
For the year ended October 31, 2017, as a result of the fair value pricing procedures for international equities (Note 2) utilized by the Fund certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period. At October 31, 2017, securities valued at $11,130,923 and $4,725,516 were transferred from Level 1 to Level 2 and from Level 2 to Level 1, respectively, within the fair value hierarchy.

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

At October 31, 2017, the following forward foreign currency contracts were outstanding for Voya Multi-Manager International Equity Fund:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 340,068	ZAR 4,817,765	BNP Paribas	11/01/17	$(681)
USD 17,255	JPY 1,960,154	BNP Paribas	11/02/17	16
USD 157,409	JPY 17,821,351	HSBC Bank USA N.A.	11/06/17	648
USD 52,317	JPY 5,964,040	JPMorgan Chase Bank N.A.	11/01/17	(135)
JPY 3,791,940	USD 33,249	The Bank of New York Mellon	11/01/17	100
JPY 3,814,049	USD 33,604	The Bank of New York Mellon	11/02/17	(61)
JPY 50,142,068	USD 442,221	The Bank of New York Mellon	11/06/17	(1,159)
				$(1,272)

Currency Abbreviations
JPY − Japanese Yen
USD − United States Dollar
ZAR − South African Rand
At October 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $441,023,413.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$83,769,089
Gross Unrealized Depreciation	(13,069,132)
Net Unrealized Appreciation	$70,699,957

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of October 31, 2017 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$764
Total Asset Derivatives		$764
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$2,036
Total Liability Derivatives		$2,036

See Accompanying Notes to Financial Statements
68

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Equity Fund	as of October 31, 2017 (continued)

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended October 31, 2017 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Total
Equity contracts	$—	$116,869	$116,869
Foreign exchange contracts	(587,994)	—	(587,994)
Total	$(587,994)	$116,869	$(471,125)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Total
Equity contracts	$—	$(51,258)	$(51,258)
Foreign exchange contracts	34,961	—	34,961
Total	$34,961	$(51,258)	$(16,297)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at October 31, 2017:
	BNP Paribas	HSBC Bank USA N.A.	JPMorgan Chase Bank N.A.	The Bank of New York Mellon	Totals
Assets:
Forward foreign currency contracts	$16	$648	$—	$100	$764
Total Assets	$16	$648	$—	$100	$764
Liabilities:
Forward foreign currency contracts	$681	$—	$135	$1,220	$2,036
Total Liabilities	$681	$—	$135	$1,220	$2,036
Net OTC derivative instruments by counterparty, at fair value	$(665)	$648	$(135)	$(1,120)	$(1,272)
Total collateral pledged by the Fund/(Received from counterparty)	$—	$—	$—	$—	$—
Net Exposure(1)	$(665)	$648	$(135)	$(1,120)	$(1,272)

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements
69

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Factors Fund	as of October 31, 2017

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.1%
		Australia: 6.9%
10,889		Rio Tinto Ltd.	$580,236	0.2
97,876		Woolworths Ltd.	1,940,362	0.5
4,046,045 (1)		Other Securities	24,648,265	6.2
			27,168,863	6.9
		Austria: 0.5%
45,095 (2)		Other Securities	2,105,578	0.5
		Belgium: 0.6%
49,613 (2)		Other Securities	2,258,198	0.6
		Canada: 5.7%
12,994 (3)		Canadian Imperial Bank of Commerce - XNYS	1,144,122	0.3
11,539		Canadian Imperial Bank of Commerce - XTSE	1,015,711	0.3
2,737 (4)		Hydro One Ltd.	48,392	0.0
31,959		Rogers Communications, Inc.	1,658,271	0.4
25,185		Royal Bank of Canada	1,969,158	0.5
431,278 (2)		Other Securities	16,671,888	4.2
			22,507,542	5.7
		China: 3.1%
1,667,000		China Construction Bank	1,489,824	0.4
33,900		Tencent Holdings Ltd.	1,523,639	0.4
7,208,515 (2)		Other Securities	9,060,429	2.3
			12,073,892	3.1
		Denmark: 1.8%
3,706 (4)		DONG Energy A/S	207,672	0.0
44,312		Novo Nordisk A/S	2,206,244	0.6
20,350		Vestas Wind Systems A/S	1,796,595	0.5
78,286 (2)		Other Securities	2,832,024	0.7
			7,042,535	1.8
		Finland: 1.8%
94,740		UPM-Kymmene OYJ	2,845,257	0.7
153,328		Other Securities	4,331,048	1.1
			7,176,305	1.8
		France: 8.0%
654	(4)(5)	Amundi SA	55,427	0.0
79,672		AXA S.A.	2,405,172	0.6
23,970		BNP Paribas	1,870,846	0.5
16,025		Cie Generale des Etablissements Michelin	2,319,562	0.6
2,411	(4)(5)	Elior Group	68,468	0.0
28,832		Sanofi	2,730,004	0.7
643,824 (2)		Other Securities	22,226,227	5.6
			31,675,706	8.0
		Germany: 6.1%
9,932		Allianz SE	2,318,713	0.6
18,964		BASF SE	2,073,777	0.5
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Germany (continued)
15,184 (4)		Covestro AG	$1,459,631	0.3
6,011 (4)		Innogy SE	279,547	0.1
467,466	(1)(2)	Other Securities	18,059,991	4.6
			24,191,659	6.1
		Hong Kong: 3.4%
204,000		CK Asset Holdings Ltd.	1,678,887	0.4
96,000		Sun Hung Kai Properties Ltd.	1,570,502	0.4
1,780,000 (4)		WH Group Ltd.	1,803,819	0.4
1,802,570		Other Securities	8,534,659	2.2
			13,587,867	3.4
		India: 0.2%
109,562		Other Securities	628,782	0.2
		Ireland: 0.2%
24,175 (2)		Other Securities	923,880	0.2
		Israel: 0.7%
191,605 (2)		Other Securities	2,586,243	0.7
		Italy: 2.1%
77,980 (4)		Enav SpA	371,209	0.1
454,380		Enel S.p.A.	2,817,915	0.7
33,722 (4)		Poste Italiane SpA	246,488	0.1
1,011,872 (2)		Other Securities	4,871,334	1.2
			8,306,946	2.1
		Japan: 21.9%
466,000		Hitachi Ltd.	3,710,921	1.0
30,800		Kao Corp.	1,861,402	0.5
249,100		Marubeni Corp.	1,670,225	0.4
79,000		Mitsubishi Corp.	1,850,018	0.5
29,200		Mitsubishi Electric Corp.	499,714	0.1
100,100		Mitsubishi UFJ Financial Group, Inc.	678,993	0.2
110,600		Mitsui & Co., Ltd.	1,651,740	0.4
48,300		MS&AD Insurance Group Holdings, Inc.	1,640,863	0.4
70,300		Nippon Steel & Sumitomo Metal Corp.	1,685,476	0.4
118,000		ORIX Corp.	2,028,846	0.5
124,900		Sumitomo Corp.	1,806,567	0.5
27,900		Toyota Motor Corp.	1,730,528	0.4
3,129,600		Other Securities	65,619,876	16.6
			86,435,169	21.9
		Luxembourg: 0.0%
3,764 (2)		Other Securities	107,009	0.0
		Macau: 0.2%
817,000		Other Securities	702,376	0.2
		Mexico: 0.1%
8,781		Other Securities	600,972	0.1

See Accompanying Notes to Financial Statements
70

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Factors Fund	as of October 31, 2017 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Netherlands: 2.6%
83,425	ING Groep NV	$1,541,651	0.4
19,632 (4)	Philips Lighting NV	744,072	0.2
33,866	Royal Dutch Shell PLC - Class A	1,066,090	0.3
31,539	Royal Dutch Shell PLC - Class B	1,015,466	0.2
24,953	Unilever NV	1,449,518	0.4
128,881 (2)	Other Securities	4,303,626	1.1
		10,120,423	2.6
	New Zealand: 0.5%
676,005	Other Securities	1,838,788	0.5
	Norway: 0.8%
193,518	Other Securities	3,050,776	0.8
	Peru: 0.3%
6,565	Other Securities	1,374,974	0.3
	Poland: 0.1%
166,300	Other Securities	305,605	0.1
	Portugal: 0.6%
418,157	EDP - Energias de Portugal SA	1,491,239	0.4
62,576	Other Securities	863,012	0.2
		2,354,251	0.6
	Russia: 0.5%
31,707 (5)	LUKOIL PJSC ADR	1,684,226	0.4
107,182 (2)	Other Securities	460,391	0.1
		2,144,617	0.5
	Singapore: 1.4%
2,677,700	Other Securities	5,624,615	1.4
	South Korea: 4.0%
462	LG Chem Ltd.	166,577	0.0
3,421	LG Corp.	263,040	0.1
27,170	LG Display Co., Ltd.	710,783	0.2
3,864	LG Electronics, Inc.	314,554	0.1
15,107	LG Uplus Corp.	173,469	0.0
1,446	Samsung Electronics Co., Ltd.	3,564,544	0.9
712	Samsung Life Insurance Co. Ltd.	85,842	0.0
275,883 (2)	Other Securities	10,485,717	2.7
		15,764,526	4.0
	Spain: 3.8%
65,465	ACS Actividades de Construccion y Servicios S.A.	2,580,569	0.7
1,019 (4)	Aena SME SA	186,960	0.0
29,778	Amadeus IT Group SA	2,020,404	0.5
198,793	Iberdrola S.A.	1,606,449	0.4
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Spain (continued)
831,419	Other Securities	$8,810,814	2.2
		15,205,196	3.8
	Sweden: 4.2%
67,963	Electrolux AB	2,402,260	0.6
72,795	Industrivarden AB	1,919,842	0.5
35,312	Investor AB	1,749,591	0.4
130,189	Sandvik AB	2,376,403	0.6
465,918 (2)	Other Securities	8,138,628	2.1
		16,586,724	4.2
	Switzerland: 5.1%
26,195	Adecco Group AG	2,078,241	0.5
28,976	Nestle S.A.	2,437,998	0.6
17,935	Novartis AG	1,479,266	0.4
228,286 (2)	Other Securities	14,047,600	3.6
		20,043,105	5.1
	Taiwan: 0.8%
3,313,000	Other Securities	2,983,439	0.8
	United Kingdom: 11.1%
282,573	3i Group PLC	3,606,224	0.9
226,711	HSBC Holdings PLC	2,213,851	0.6
563,592	Legal & General Group PLC	1,998,248	0.5
2,172,878	Lloyds Banking Group Plc	1,969,558	0.5
7,980 (4)	Merlin Entertainments PLC	40,142	0.0
47,438	Persimmon PLC	1,765,387	0.5
53,134	Rio Tinto PLC	2,511,137	0.6
26,681	Unilever PLC	1,512,113	0.4
513,440	WM Morrison Supermarkets PLC	1,528,870	0.4
14,035 (4)	Worldpay Group PLC	75,657	0.0
3,330,549 (2)	Other Securities	26,542,886	6.7
		43,764,073	11.1
	United States: 0.0%
13,522 (1)	Other Securities	201,478	0.0
	Total Common Stock (Cost $344,122,376)	391,442,112	99.1
EXCHANGE-TRADED FUNDS: 0.1%
4,725	Other Securities	329,002	0.1
	Total Exchange-Traded Funds (Cost $329,126)	329,002	0.1
PREFERRED STOCK: 0.1%
	Germany: 0.1%
4,110	Other Securities	285,287	0.1
	South Korea: 0.0%
114	Other Securities	228,324	0.0

See Accompanying Notes to Financial Statements
71

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Factors Fund	as of October 31, 2017 (continued)

Shares		Value	Percentage of Net Assets
PREFERRED STOCK: (continued)
	Spain: 0.0%
2,233	Other Securities	$52,448	0.0
	Total Preferred Stock (Cost $444,448)	566,059	0.1
RIGHTS: 0.0%
	China: —%
27 (2)	Other Securities	—	—
	Spain: 0.0%
29,912 (2)	Other Securities	4,855	0.0
	Total Rights (Cost $4,762)	4,855	0.0
	Total Long-Term Investments (Cost $344,900,712)	392,342,028	99.3

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.0%
	Securities Lending Collateral(6): 0.5%
430,818	Citigroup, Inc., Repurchase Agreement dated 10/31/17, 1.07%, due 11/01/17 (Repurchase Amount $430,831, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-11.500%, Market Value plus accrued interest $439,434, due 11/01/17-09/09/49)	430,818	0.1
430,818	Daiwa Capital Markets, Repurchase Agreement dated 10/31/17, 1.08%, due 11/01/17 (Repurchase Amount $430,831, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $439,336, due 11/02/17-12/01/51)	430,818	0.1
90,646	Deutsche Bank AG, Repurchase Agreement dated 10/31/17, 1.05%, due 11/01/17 (Repurchase Amount $90,649, collateralized by various U.S. Government Securities, 0.000%-0.125%, Market Value plus accrued interest $92,459, due 04/15/18-02/15/40)	90,646	0.1
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(6) (continued)
430,818	HSBC Securities USA, Repurchase Agreement dated 10/31/17, 1.04%, due 11/01/17 (Repurchase Amount $430,830, collateralized by various U.S. Government Agency Obligations, 2.500%-8.000%, Market Value plus accrued interest $439,436, due 04/01/22-10/01/47)	$430,818	0.1
430,818	Nomura Securities, Repurchase Agreement dated 10/31/17, 1.06%, due 11/01/17 (Repurchase Amount $430,831, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-6.250%, Market Value plus accrued interest $439,434, due 11/30/17-09/09/49)	430,818	0.1
		1,813,918	0.5
Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.5%
1,997,253 (7)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.940% (Cost $1,997,253)	1,997,253	0.5
	Total Short-Term Investments (Cost $3,811,171)	3,811,171	1.0
	Total Investments in Securities (Cost $348,711,883)	$396,153,199	100.3
	Liabilities in Excess of Other Assets	(1,147,415)	(0.3)
	Net Assets	$395,005,784	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2017.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

ADR
American Depositary Receipt

See Accompanying Notes to Financial Statements
72

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Factors Fund	as of October 31, 2017 (continued)

(1)
The grouping contains securities on loan.

(2)
The grouping contains non-income producing securities.

(3)
Security, or a portion of the security, is on loan.

(4)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(5)
Non-income producing security.

(6)
Represents securities purchased with cash collateral received for securities on loan.

(7)
Rate shown is the 7-day yield as of October 31, 2017.

Sector Diversification	Percentage of Net Assets
Industrials	19.0%
Financials	17.3
Consumer Discretionary	13.2
Materials	10.9
Information Technology	8.2
Consumer Staples	7.9
Real Estate	5.9
Utilities	5.1
Health Care	4.8
Energy	4.3
Telecommunication Services	2.6
Exchange-Traded Funds	0.1
Rights	0.0
Short-Term Investments	1.0
Liabilities in Excess of Other Assets	(0.3)
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the assets and liabilities:(1)
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2017
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$27,168,863	$—	$27,168,863
Austria	335,580	1,769,998	—	2,105,578
Belgium	—	2,258,198	—	2,258,198
Canada	22,507,542	—	—	22,507,542
China	1,278,514	10,795,378	—	12,073,892
Denmark	134,955	6,907,580	—	7,042,535
Finland	433,134	6,743,171	—	7,176,305
France	1,533,570	30,142,136	—	31,675,706
Germany	1,013,810	23,177,849	—	24,191,659
Hong Kong	184,685	13,403,182	—	13,587,867
India	—	628,782	—	628,782
Ireland	405,735	518,145	—	923,880
Israel	1,160,418	1,425,825	—	2,586,243
Italy	1,245,920	7,061,026	—	8,306,946
Japan	972,867	85,462,302	—	86,435,169
Luxembourg	—	107,009	—	107,009
Macau	—	702,376	—	702,376
Mexico	600,972	—	—	600,972
Netherlands	—	10,120,423	—	10,120,423
New Zealand	126,342	1,712,446	—	1,838,788
Norway	566,862	2,483,914	—	3,050,776
Peru	1,374,974	—	—	1,374,974
Poland	—	305,605	—	305,605
Portugal	—	2,354,251	—	2,354,251
Russia	—	2,144,617	—	2,144,617
Singapore	294,097	5,330,518	—	5,624,615
South Korea	320,704	15,443,822	—	15,764,526
Spain	75,839	15,129,357	—	15,205,196
Sweden	149,179	16,437,545	—	16,586,724
Switzerland	105,969	19,937,136	—	20,043,105
Taiwan	—	2,983,439	—	2,983,439
United Kingdom	5,134,673	38,629,400	—	43,764,073
United States	201,478	—	—	201,478
Total Common Stock	40,157,819	351,284,293	—	391,442,112
See Accompanying Notes to Financial Statements
73

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Factors Fund	as of October 31, 2017 (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2017
Exchange-Traded Funds	329,002	—	—	329,002
Preferred Stock	—	566,059	—	566,059
Rights	4,855	—	—	4,855
Short-Term Investments	1,997,253	1,813,918	—	3,811,171
Total Investments, at fair value	$42,488,929	$353,664,270	$—	$396,153,199
Other Financial Instruments+
Futures	13,200	—	—	13,200
Total Assets	$42,502,129	$353,664,270	$—	$396,166,399

(1)
For the year ended October 31, 2017, as a result of the fair value pricing procedures for international equities (Note 2) utilized by the Fund certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period. At October 31, 2017, securities valued at $8,149,489 and $4,574,998 were transferred from Level 1 to Level 2 and from Level 2 to Level 1, respectively, within the fair value hierarchy.

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

At October 31, 2017, the following futures contracts were outstanding for Voya Multi-Manager International Factors Fund:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Mini MSCI EAFE Index	8	12/15/17	$802,960	$13,200
			$802,960	$13,200

At October 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $352,537,981.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$47,468,113
Gross Unrealized Depreciation	(3,519,681)
Net Unrealized Appreciation	$43,948,432

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of October 31, 2017 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$13,200
Total Asset Derivatives		$13,200

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

See Accompanying Notes to Financial Statements
74

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Factors Fund	as of October 31, 2017 (continued)

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended October 31, 2017 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Total
Equity contracts	$—	$191,391	$191,391
Foreign exchange contracts	10,141	—	10,141
Total	$10,141	$191,391	$201,532

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$13,200
Total	$13,200

See Accompanying Notes to Financial Statements
75

TAX INFORMATION (Unaudited)

Dividends paid during the year ended October 31, 2017 were as follows:
Fund Name	Type	Per Share Amount
Voya Global Corporate Leaders® 100 Fund
Class A	NII	$0.0149
Class I	NII	$0.0166
Voya Global Equity Dividend Fund
Class A	NII	$0.3140
Class C	NII	$0.2076
Class I	NII	$0.3469
Class O	NII	$0.3142
Class W	NII	$0.3459
Voya Global High Dividend Low Volatility Fund
Class A	NII	$0.0162
Class I	NII	$0.0179
Fund Name	Type	Per Share Amount
Voya Multi-Manager Emerging Markets Equity Fund
Class A	NII	$0.0759
Class C	NII	$0.0034
Class I	NII	$0.1098
Class R	NII	$0.0595
Class W	NII	$0.1013
Voya Multi-Manager International Equity Fund
Class I	NII	$0.1850
Voya Multi-Manager International Factors Fund
Class I	NII	$0.1388
Class W	NII	$0.1388

NII – Net investment income
Of the ordinary distributions made during the year ended October 31, 2017, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:
Global Corporate Leaders® 100	32.64%
Global Equity Dividend	64.77%
Global High Dividend Low Volatility	24.24%
Multi-Manager International Equity	0.39%
For the year ended October 31, 2017, the following are percentages of ordinary income dividends paid by the Funds (including creditable foreign taxes paid) that are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals:
Global Corporate Leaders® 100	65.68%
Global Equity Dividend	100.00%
Global High Dividend Low Volatility	51.02%
Multi-Manager Emerging Markets Equity	97.63%
Multi-Manager International Equity	100.00%
Multi-Manager International Factors	91.88%
Pursuant to Section 853 of the Internal Revenue Code, the Funds designate the following amounts as foreign taxes paid for the year ended October 31, 2017. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.
	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
Multi-Manager Emerging Markets Equity	$607,615	$0.0255	84.13%
Multi-Manager International Equity	$956,468	$0.0229	74.39%
Multi-Manager International Factors	$798,474	$0.0223	46.35%

*
None of the Funds listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

76

TAX INFORMATION (Unaudited) (continued)

Foreign taxes paid or withheld must be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.
77

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180.
Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Trustee	November 2007 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	151	DSM/Dentaquest, Boston, MA (February 2014 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Chairperson Trustee	January 2014 – Present January 2005 – Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – Present).	151	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	January 2006 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	151	Wisconsin Energy Corporation (June 2006 – Present); The Royce Funds (23 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 75	Trustee	November 2007 – Present	Retired.	151	None.
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 67	Trustee	August 2015 – Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006 – November 2015).	151	None.
Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Trustee	May 2013 – Present	Retired.	151	None.
Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Trustee	January 2005 – Present	Retired.	151	Assured Guaranty Ltd. (April 2004 – Present).
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Trustee	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	151	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Trustee	January 2006 – Present	Consultant (May 2001 – Present).	151	None.
78

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Trustee	October 2015 – Present	Retired. Formerly, President, Bond Division, Fidelity Management and Research (June 2009 – September 2012).	151	None.
Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Trustee	February 2002 – Present	Retired.	151	UGI Corporation (February 2006 – Present) and UGI Utilities, Inc. (February 2006 – Present).
Trustee who is an “interested person”:
Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Trustee	November 2007 – Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006 – Present).	151	Voya Capital Corporation, LLC and Voya Investments Distributor, LLC (December 2005 – Present); Voya Funds Services, LLC, Voya Investments, LLC and Voya Investment Management (March 2006 – Present); and Voya Investment Trust Co. (April 2009 – Present).

(1)
Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of November 30, 2017.

(3)
Mr. Mathews is deemed to be an “interested person” of the Trust as defined in the 1940 Act, because of his current affiliation with the Voya funds, Voya Financial, Inc. or Voya Financial, Inc.’s affiliates.

79

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	President and Chief Executive Officer	November 2006 – Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006 – Present).
Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Executive Vice President	February 2002 – Present	Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (March 2012 – Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011 – December 2013).
Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 67	Executive Vice President Chief Investment Risk Officer	May 1999 – Present September 2009 – Present	Executive Vice President, Voya Investments, LLC (July 2000 – Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 – Present).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Chief Compliance Officer	February 2012 – Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012 – Present).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Senior Vice President, Chief/PrincipalFinancial Officer and Assistant Secretary	March 2005 – Present	Senior Vice President, Voya Investments, LLC and Voya Funds Services, LLC (April 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Senior Vice President	November 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President	May 2006 – Present	Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (March 2006 – Present).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2012 – Present).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Vice President	September 2004 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 – Present).
Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Vice President	February 2003 – Present	Vice President, Voya Funds Services, LLC (February 1996 – Present) and Voya Investments, LLC (October 2004 – Present); Vice President and Money Laundering Reporting Officer, Voya Investments Distributor, LLC (April 2010 – Present). Anti-Money Laundering Compliance Officer, Voya Financial, Inc. (January 2013 – Present); and Money Laundering Reporting Officer, Voya Investment Management Trust Co. (October 2012 – Present).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	September 2014 – Present	Vice President, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014 – October 2015). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997 – March 2014).
80

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Vice President	September 2016 – Present	Vice President, Head of Fund Compliance, Voya Investments LLC, and Chief Compliance Officer for Voya Investments, LLC and Directed Services, LLC (June 2016 – Present). Formerly, Vice President, Mutual Fund Compliance (March 2014 – June 2016); Assistant Vice President, Mutual Fund Compliance (May 2013 – March 2014); Assistant Vice President, Senior Project Manager (May 2008 – May 2013).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Vice President	May 1999 – Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Vice President	March 2006 – Present	Vice President – Mutual Fund Product Development, Voya Investments, LLC (July 2012 – Present); Vice President, Voya Family of Funds (March 2010 – Present) and Vice President, Voya Funds Services, LLC (March 2006 – Present).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President – Director of Tax, Voya Funds Services, LLC (March 2013 – October 2015). Formerly, Assistant Vice President – Director of Tax, Voya Funds Services, LLC (March 2008 – February 2013).
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Secretary	August 2003 – Present	Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Assistant Secretary	June 2010 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Assistant Secretary	August 2003 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).

(1)
The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

81

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
166210          (1017-122017)

Annual Report
October 31, 2017
Classes A and I
■
Voya CBRE Global Infrastructure Fund

■
Voya CBRE Long/Short Fund

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A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

[This Page Intentionally Left Blank]

PRESIDENT’S LETTER

Top o’ the Market to You?
Dear Shareholder,
Asset prices have surged broadly in 2017, raising the question of how long the good times can last. This month, a painting attributed to Leonardo da Vinci sold for $450 million, shattering previous records. Bitcoin, a currency without an underlying economy, recently surpassed $15,000 per coin. In September, Austria sold a 100-year bond issue at a yield of only 2.1%. Apparently, there’s a lot of money sloshing around the global economy, looking for a place to go: does it mean investors are growing overconfident? Are we nearing a market top?
At this point it doesn’t seem so. High prices don’t necessarily mean markets will fall — declines usually occur for a reason, such as an economic recession, dwindling corporate earnings or central banks sharply raising interest rates in efforts to limit inflation. We’re in an unusual period where countries all over the world are growing yet inflation is still low, so central banks have little need to raise rates aggressively. Further, while we expect rates to rise marginally in the U.S., the U.K. and Europe over the next year, we don’t think this presents a challenge to growth, since economic data are solid and corporate earnings are powering ahead.
Still, with prices high, the effects of a downturn could be stressful and widespread. But investors also should remember that worrying about whether a top is near can make it tempting to time the market. Historically, market timing has generally proven to leave the average investor worse off than staying the course.
Regardless of where markets currently are in their cycles, we believe investors are best served by following their asset allocation plan and avoiding the temptation to time entry or exit points. We think the way to make the most of opportunities that present themselves is to engage in broad global diversification across continents and asset classes. If your goals have changed, thoroughly discuss them with your financial advisor before making any changes to your investment strategy.
We seek to remain a reliable partner committed to reliable investing, helping you and your financial advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Shaun Mathews
President and Chief Executive Officer
Voya Family of Funds
December 7, 2017
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

Market Perspective: Year Ended October 31, 2017

The first half of our fiscal year ended with global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, already up more than 12%. Investor sentiment was still trying to come to terms with the unexpected result of the U.S. presidential election. For this and perhaps more importantly, other reasons, the Index continued its advance, rising in every month, to end October up 21.70% for the fiscal year. (The Index returned 22.77% for the year ended October 31, 2017, measured in U.S. dollars.)
Markets had been thrown into disarray when on November 8, 2016, the new U.S. President was elected on a platform of massive infrastructure spending, tax reductions, lighter financial regulation, trade protectionism and the repeal of the Affordable Care Act (“ACA”).
The platform was seen as reflationary in the U.S. and elsewhere. The yield curve, which had been rising and steepening, did so faster than ever, especially when the Federal Open Market Committee (“FOMC”) raised the federal funds rate by 25bp (0.25%) on December 14 and projected three more similar raises in 2017.
The term “reflation trade”, meaning the positioning of a portfolio to take advantage of an expected increase in demand, economic activity, inflation and interest rates, had been part of the market pundits’ lexicon for years. There is no doubt that it received new impetus after the election, given the legislative agenda described above and the fact that the party charged with getting it enacted had a majority in both houses of Congress.
Yet expectations for this agenda to drive the reflation trade faded in 2017. Item 1 would be to repeal and replace the ACA. A version of the bill narrowly passed the House on May 4, but the Senate’s increasingly desperate attempts to pass any version foundered early on July 28. Complex and contentious issues were involved, as they would be with policies on tax reform, deregulation and infrastructure spending.
However, by this point most commentators had largely discounted U.S. legislative initiatives as a major source of investor optimism. Now it was a narrative of improving global growth and corporate earnings, albeit fitful and patchy, that was credited with keeping equity markets firm.
In the euro zone, unemployment ended October at 8.9%, the lowest since January 2009. Gross domestic product (“GDP”) grew 2.5% year-over-year in the third quarter of 2017, slightly higher than the U.S. (2.3%). The European Central Bank finally confirmed that monthly bond purchases would be halved to €30 billion in 2018. The region’s Economic Sentiment Indicator ended the period at the highest since 2001.
China had stabilized after causing grave concern in 2016, amid declining growth, policy missteps and ballooning debt. While excessive debt remained a problem, GDP growth in the second quarter of 2017 was a healthy 6.9% year-over-year and 6.8% in the third. Even Japan contributed some good news with GDP growth in the second quarter reported at 2.5% annualized.
In the U.S. the FOMC added a further 25bp (0.25%) in March and again in June to the federal funds rate. But areas of sluggishness, like low core consumer price inflation and wage growth persisted into September, which started with devastating hurricanes and rising geo-political tensions with North Korea. Some commentators suggested that the FOMC might be done for the year.
However, the hurricanes subsided, geo-political tensions cooled and yet another forlorn attempt to replace the ACA was shrugged off. The October employment report showed the unemployment rate at 4.2%, the lowest since February 2001. Wage growth accelerated to 2.9%. Third quarter GDP growth was reported at 3.0% (annualized) after 3.1% in the second. The outline of a long-awaited pro-growth tax reform program was finally announced: short on details, but they would be forthcoming on November 1. October ended with no-one in doubt that the FOMC would raise again in December. Perhaps the reflation trade was back after all.
In U.S. fixed income markets, the Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) rose 0.90% in the fiscal year. The Bloomberg Barclays Long-Term U.S. Treasury sub-index fell 2.44%, as the yield curve rose. Indices of riskier classes outperformed Treasuries. The Bloomberg Barclays U.S. Corporate Investment Grade Bond sub-index climbed 3.46%, the Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) rose 8.92%.
U.S. equities, represented by the S&P 500® Index including dividends, climbed 23.63% during the year, repeatedly closing at a new high. The earnings per share of its constituent companies grew 13% year-over-year in the first quarter of 2017, and 10% in the second. The technology sector was the leader, soaring 38.96%. Telecommunications was the weakest sector, slipping 1.37%.
In currencies, the dollar fell 5.71% against the euro, 7.83% against the pound. While the beginning of the period was just before the U.S.election which generated reflation euphoria, driving the dollar higher, much of this had dissipated. In the meantime, the euro zone’s prospects had improved, while some of the panic over Brexit had faded. The dollar rose 8.45% against the yen, moving within a narrow trading range in the second half.
In international markets, the MSCI Japan® Index surged 27.38% over the year, in an environment of improving corporate governance and profitability, with little competition from fixed income investments. The MSCI Europe ex UK® Index rose 23.07%. Aside from the positive developments noted above, corporate earnings were improving and political fears were assuaged by the election of a centrist President in France. But the MSCI UK® Index added just 11.80%. GDP growth was down to 1.5% year-over-year, little or no progress was being made on Brexit negotiations and it was becoming abundantly clear that the UK’s negotiating position was very weak.
Past performance does not guarantee future results. The performance quoted represents past performance.
Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

Benchmark Descriptions

Index	Description
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index	An index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Bloomberg Barclays Long-Term U.S. Treasury Index	This index measures the performance of U.S. Treasury bills with long-term maturity. The credit level for this index is investment grade. The rebalance scheme is monthly.
FTSE Global Core Infrastructure 50/50 Index	An unmanaged market-weighted index which consists of companies within the 3 core infrastructure sectors (transportation, energy, and telecommunications).
HFRX Equity Hedge Index	An index that measures the performance of funds which maintains at least 50% or more exposure to both long and short positions in primarily equity and equity derivative securities.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI U.S. REIT® Index	A free float-adjusted market capitalization weighted index that is comprised of equity real estate investment trusts that are included in the MSCI U.S. Investable Market 2500 Index (with the exception of specialty REITs that do not generate a majority of their revenue and income from real estate rental and leasing obligations). The index represents approximately 85% of the U.S. REIT market.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
UBS Global Infrastructure & Utilities 50/50 Index	An unmanaged market-weighted index which consists of infrastructure and utility companies from developed markets whose floats are larger than US $500 million.
3

Voya CBRE Global Infrastructure Fund	Portfolio Managers’ Report

Geographic Diversification as of October 31, 2017 (as a percentage of net assets)

United States	40.7%
Spain	12.7%
Canada	9.4%
Australia	8.7%
Japan	6.7%
United Kingdom	5.5%
Italy	4.3%
France	4.1%
Mexico	1.9%
Switzerland	1.7%
Countries between 0.8% – 1.0%^	1.8%
Assets in Excess of Other Liabilities*	2.5%
Net Assets	100.0%
* Includes short-term investments.
^ Includes 2 countries, which each represents 0.8% – 1.0% of net assets.
Portfolio holdings are subject to change daily.
Voya CBRE Global Infrastructure Fund (the “Fund”) seeks total return including capital appreciation and current income. The Fund is managed by Jeremy Anagnos, and T. Ritson Ferguson, CFA, Portfolio Managers of CBRE Clarion Securities LLC — the Sub-Adviser.
Performance*: For the year ended October 31, 2017, the Fund’s Class A shares, excluding sales charges, provided a total return of 14.96% compared to the Hybrid Benchmark Index(1), which returned 15.86%.
Portfolio Specifics: Global listed infrastructure stocks delivered a double-digit total return, up 15.8% over the trailing twelve-month period as all major regions, with the exception of the U.K., posted positive performance. Among the developed regions, infrastructure stocks in Continental Europe had the strongest returns, up over 34%, with positive performance across all sectors and led by the strong outperformance of companies in the transportation sector. Emerging Market Infrastructure stocks continue to perform well (they were the best performing region last year) and were up more than 21% during the period. The Americas region modestly underperformed but still delivered a solid total return of 13% as strength in the rail companies was offset by the negative performance turned in by the midstream/pipeline companies. The Asian region delivered a total return of 11%, driven primarily by the outperformance of the transportation sector. Infrastructure stocks in the U.K. were down 3%, as the underperformance of stocks in the utility and rail sectors was a drag on performance as uncertainty surrounding the Brexit process and its impact on economic growth has been a headwind to performance.
The Fund underperformed the benchmark net of fees and expenses during the reporting period. On a gross of fee basis, the Fund outperformed the benchmark and was primarily driven by sector allocation decisions in Continental Europe, the Americas and the Asian region. In Continental Europe, an overweight position in the outperforming transportation sectors was the top contributor to relative performance. In the Americas, a high-conviction overweight position in the outperforming renewables sector along with an underweight position in the underperforming utilities sector added value. In Asia, an underweight position in the utilities sector was the main contributor to relative performance. Stock selection was flat for the period as positive stock selection in Asia was neutralized by sub-par stock selection in Continental Europe and the Emerging Markets. While stock selection in Asia benefited from the outperformance of holdings in the utilities and transportation sectors, stock selection in the Emerging Markets was hurt by the performance of holdings in these sectors. In Continental Europe, the outperformance of holdings in the communications sector was more than offset by the underperformance of holdings in the transportation sector during the period.
Current Outlook and Strategy: The fundamental case for investing in listed infrastructure remains a secular theme and one that we believe
Top Ten Holdings as of October 31, 2017 (as a percentage of net assets)

East Japan Railway Co.	4.5%
Ferrovial SA, 01/16/17	4.3%
American Electric Power Co., Inc.	4.2%
Vinci S.A.	4.1%
National Grid PLC	3.7%
Sempra Energy	3.4%
Transurban Group - Stapled Security	3.3%
Fortis, Inc.	3.2%
Sydney Airport	3.2%
Cheniere Energy, Inc.	3.1%
Portfolio holdings are subject to change daily.
provides visibility and stability to a positive outlook. We believe that there are two major secular themes driving the returns in listed infrastructure and both have over a decade to go before we start changing the narrative. First, the listed companies own a large base of existing infrastructure assets that are aging and require investment for upgrading, enhancing and replacing these assets for safety, reliability and efficiency purposes. Second, there is a global change in how energy is produced, from high polluting carbon (coal) to cleaner and renewable energy sources. This change requires significant investment in generation assets (wind turbines, solar farms, natural gas power plants) as well as related transmission and storage assets in nearly all markets.
We believe, listed infrastructure companies are poised to benefit from these two investment themes, driving their earnings and dividends in a predictable manner for many years. In our opinion, our outlook for another 10 – 12% return over the next 12 months is supported by these themes as well as fundamental dividend growth, current 3.5% yield and further re-rating towards private market multiples.
Our investment approach is based on top-down sector allocations within regions based on the regulatory outlook, investment market conditions, economic outlook, capital market access and relative valuation of the sectors. We then identify and invest in the stocks within those sectors and regions that we believe have the best risk and return profile. Our fundamental research currently suggests that we should overweight sectors trading at reasonable valuations and offering higher potential for cash flow and dividend growth. We currently favor the transportation sector, communication sector and companies investing in renewable energy, including select utilities. We remain cautions on regulated utilities in the Americas overall as well as the midstream/pipeline sector.

*
Performance prior to the close of business July 14, 2017 for Class  A shares reflect the historical performance, fees and expenses of the predecessor fund’s Investor Class shares.

(1)
The Hybrid Benchmark Index is the UBS Global Infrastructure & Utilities 50/50 Index through March 31, 2015 and the FTSE Global Core Infrastructure 50/50 Index thereafter, due to the discontinuation of the former index. The index returns do not reflect deductions for fees or expenses.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.
4

Portfolio Managers’ Report	Voya CBRE Global Infrastructure Fund

Average Annual Total Returns for the Periods Ended October 31, 2017
	1 Year	Since Inception of Class A October 16, 2013	Since Inception of Class I June 28, 2013
Including Sales Charge:
Class A(1)	8.33%	8.09%	—
Class I	15.25%	—	11.19%
Excluding Sales Charge:
Class A	14.96%	9.70%	—
Class I	15.25%	—	11.19%
Hybrid Benchmark Index(2)	15.86%	8.48%	10.05%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya CBRE Global Infrastructure Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.
The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower. Performance information prior to the close of business July 14, 2017 may reflect historical expenses waivers/reimbursements from the predecessor fund’s investment adviser, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to
www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 5.75%. Prior to the close of business July 14, 2017, the predecessor fund’s Investor Class was not charged a sales charge.

(2)
The Hybrid Benchmark Index is the UBS Global Infrastructure & Utilities 50/50 Index through March 31, 2015 and the FTSE Global Core Infrastructure 50/50 Index thereafter, due to the discontinuation of the former index.

Performance prior to the close of business July 14, 2017 for Class A and Class I shares reflect the historical performance, fees and expenses of the predecessor fund’s Investor Class and Institutional Class shares. The returns would be different if the Fund’s current fees and expenses were reflected for periods prior to close of business July 14, 2017.

5

Voya CBRE Long/Short Fund	Portfolio Managers’ Report

Top Ten Long Holdings as of October 31, 2017 (as a percentage of net assets)

Equinix, Inc.	7.7%
Alexandria Real Estate Equities, Inc.	5.8%
ProLogis, Inc.	5.4%
GGP, Inc.	5.4%
Essex Property Trust, Inc.	5.0%
Regency Centers Corp.	4.5%
Extra Space Storage, Inc.	4.5%
CK Asset Holdings Ltd.	4.4%
Healthcare Trust of America, Inc.	3.5%
Invitation Homes, Inc.	3.4%
Portfolio holdings are subject to change daily.
Voya CBRE Long/Short Fund (the “Fund”) seeks total return including capital appreciation and current income. The Fund is managed by Steven D. Burton, CFA, Joseph P. Smith, CFA, and T. Ritson Ferguson, CFA, Portfolio Managers of CBRE Clarion Securities LLC — the Sub-Adviser.
Performance*: For the year ended October 31, 2017, the Fund’s Class A shares, excluding sales charges, provided a total return of 0.38% compared to the S&P 500® index, the MSCI U.S. REIT® Index, and the HFRX Equity Hedge Index, which returned 23.63%, 5.56%, and 9.69% respectively, for the same period.
Portfolio Specifics: The Fund’s gross performance was +2.2%. The Fund’s weighted average gross and net exposure over the trailing twelve months was +72.4% and +55.0%, respectively. The long side of the portfolio contributed +3.3% to performance, the short side of the portfolio contributed -1.2% to gross performance, producing gross performance of  +2.2%.
From a regional perspective, the Americas Region generated +2.1% to gross performance, the European Region generated -0.2% to gross performance and the Asia-Pacific Region generated +0.3% to gross performance.
Positive contributors to the Fund’s results include: weighted average net long exposure of  +5.5% to the U.S. technology/data center sector which contributed +1.8% gross performance to the Fund; weighted average net long exposure of  +4.6% to the U.S. industrial sector which contributed +1.3% gross performance to the Fund; weighted average net long exposure of  +8.8% to the U.S. residential sector which contributed +1.2% gross performance to the Fund; and weighted average net long exposure of  +5.7% to the U.S. healthcare sector which contributed +1.0% gross performance to the Fund.
Detractors from the Fund’s results include: weighted average net long exposure of  +7.5% to U.S. mall sector which contributed -1.6% gross performance to the Fund; weighted average net long exposure of  +5.3% to the U.S. shopping center sector which contributed -1.4%
Top Ten Short Holdings as of October 31, 2017 (as a percentage of net assets)

Digital Realty Trust, Inc.	(3.1)%
Public Storage, Inc.	(3.0)%
Apartment Investment & Management Co. - Class A	(2.6)%
WP Carey, Inc.	(2.5)%
Senior Housing Properties Trust	(2.0)%
Tanger Factory Outlet Centers, Inc.	(1.3)%
Government Properties Income Trust	(1.3)%
Hospitality Properties Trust	(1.2)%
EastGroup Properties, Inc.	(1.1)%
Education Realty Trust, Inc.	(1.0)%
Portfolio holdings are subject to change daily.
gross performance to the Fund; and weighted average net long exposure of  +5.4% to the U.S. net lease sector which contributed -1.1% gross performance to the Fund.
Current Outlook and Strategy: In our view, global growth is improving and markets feature solid fundamentals and reasonable valuations. However, we believe that performance is subject to macroeconomic themes and events that may create volatility. Over the next 12 months we expect U.S. economic growth to improve and interest rates to increase gradually. The U.S. dollar should remain firm vs. other currencies. It’s difficult to estimate Brexit’s future effects on the U.K. economy and real estate fundamentals as currency volatility adds to the uncertainty. We believe that the European Central Bank will do “whatever it takes” to keep supporting the eurozone economy and prevent deflation. European election outcomes have improved investor confidence in the market and Japan’s Prime Minister Abe and Bank of Japan Governor Kuroda won’t give up efforts to spark inflation.
We believe that an increase in global inflation expectations is the key to get real estate stocks moving higher in 2017. In our view, the outlook for real estate securities is solid, albeit late cycle fundamentals in most markets. Initial yields for commercial real estate remain high relative to fixed income, which we believe should support institutional demand and real estate values. In our opinion, there is a favorable long-term supply/demand relationship in the physical markets. In our view, uncertainty about global economic growth and divergent central bank policies remain risks to our real estate outlook. In addition, we believe spiking short-term interest rates and negative macroeconomic could also weaken our real estate outlook.
Our fund strategy is to remain modestly leveraged with gross long exposure at 114.4% as of October 31st; net exposure at 80.4%. Our three largest net exposures in the Americas are in the technology, office and technology sectors. A-quality mall stock exposure is about 7% of our net exposure as we seek to take advantage of negative investor sentiment. We consider A-quality mall stocks “fortress” assets which we believe are currently cheap relative to earnings expectations.

*
Performance prior to the close of business July 14, 2017 for Class A shares reflect the historical performance, fees and expenses of the predecessor fund’s Investor Class shares.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.
6

Portfolio Managers’ Report	Voya CBRE Long/Short Fund

Average Annual Total Returns for the Periods Ended October 31, 2017
	1 Year	5 Year	Since Inception December 30, 2011
Including Sales Charge:
Class A(1)	-5.43%	1.05%	0.72%
Class I	0.69%	2.52%	2.00%
Excluding Sales Charge:
Class A	0.38%	2.25%	1.75%
Class I	0.69%	2.52%	2.00%
S&P 500®Index	23.63%	15.18%	15.49%
MSCI U.S. Reit®Index	5.56%	9.54%	10.57%
HFRX Equity Hedge Index	9.69%	3.72%	3.85%

Based on a $10,000 initial investment, the table and graph above illustrate the total return of Voya CBRE Long/Short Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.
The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower. Performance information prior to the close of business July 14, 2017 may reflect historical expenses waivers/reimbursements from the predecessor fund’s investment adviser, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The
Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 5.75%. Prior to the close of business July 14, 2017, the predecessor fund’s Investor Class was not charged a sales charge.

Performance prior to the close of business July 14, 2017 for Class A and Class I shares reflect the historical performance, fees and expenses of the predecessor fund’s Investor Class and Institutional Class shares. The returns would be different if the Fund’s current fees and expenses were reflected for periods prior to the close of business July 14, 2017.

7

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from May 1, 2017 to October 31, 2017. Each Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2017*	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2017*
Voya CBRE Global Infrastructure Fund(1)
Class A	$1,000.00	$1,069.80	1.53%	$7.98	$1,000.00	$1,017.49	1.53%	$7.78
Class I	1,000.00	1,070.80	1.21	6.32	1,000.00	1,019.11	1.21	6.16
Voya CBRE Long/Short Fund(1)(2)
Class A	$1,000.00	$1,013.70	2.73%	$13.86	$1,000.00	$1,011.49	2.73%	$13.84
Class I	1,000.00	1,015.70	2.42	12.30	1,000.00	1,013.06	2.42	12.28

*
Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

(1)
In connection with the reorganization that occurred close of business July 14, 2017, the Investor and Institutional share classes of the predecessor funds were redesignated as Class A and Class I, respectively (Note 1).

(2)
Annualized expense ratios include dividend expense and prime brokerage fees on short sales.

8

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Voya Mutual Funds:
We have audited the accompanying statements of assets and liabilities of Voya CBRE Global Infrastructure Fund (formerly, CBRE Clarion Global Infrastructure Value Fund), and Voya CBRE Long/Short Fund (formerly, CBRE Clarion Long/Short Fund), each a series of Voya Mutual Funds, including the portfolio of investments, as of October 31, 2017, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying statement of changes in net assets for the year ended October 31, 2016 and the financial highlights for each of the years in the four-year period ended October  31, 2016 were audited by other independent registered public accountants whose report thereon dated December 22, 2016, expressed an unqualified opinion on such changes in net assets and financial highlights.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds of Voya Mutual Funds as of October 31, 2017, and the results of their operations, the changes in their net assets, and the financial highlights for the year then ended, in conformity with U.S.generally accepted accounting principles.
Boston, Massachusetts
December 21, 2017
9

STATEMENTS OF ASSETS AND LIABILITIES as of October 31, 2017

	Voya CBRE Global Infrastructure Fund	Voya CBRE Long/Short Fund
ASSETS:
Investments in securities at fair value*	$36,960,121	$280,859,132
Short-term investments at fair value**	841,415	100
Cash pledged as collateral at prime broker for securities sold short (Note 2)	—	42,472,015
Receivables:
Investment securities sold	—	14,720,665
Fund shares sold	4,159	107,106
Dividends	34,954	64,923
Foreign tax reclaims	30,544	50,951
Prepaid expenses	43,000	38,936
Prepaid offering expense	63,616	63,616
Reimbursement due from manager	29,509	—
Other assets	—	401
Total assets	38,007,318	338,377,845
LIABILITIES:
Securities sold short^^	—	83,070,408
Payable for investment securities purchased	—	8,904,455
Payable for fund shares redeemed	—	393,470
Payable for dividends on securities sold short	—	317,611
Payable for investment management fees	31,965	291,918
Payable for distribution and shareholder service fees	234	597
Payable to trustees under the deferred compensation plan (Note 7)	—	401
Payable for trustee fees	140	2,137
Other accrued expenses and liabilities	73,538	144,791
Written options, at fair value^	—	270,000
Total liabilities	105,877	93,395,788
NET ASSETS	$37,901,441	$244,982,057
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$32,187,283	$248,730,129
Undistributed (distributions in excess of) net investment income or accumulated net investment loss	179,681	(812,339)
Accumulated net realized gain (loss)	2,451,536	(7,716,216)
Net unrealized appreciation	3,082,941	4,780,483
NET ASSETS	$37,901,441	$244,982,057
* Cost of investments in securities	$33,882,111	$277,144,781
** Cost of short-term investments	$841,415	$100
^ Premiums received on written options	$—	$118,976
^^ Proceeds received from securities sold short	$—	$84,245,307
Class A
Net assets	$1,146,384	$2,899,203
Shares authorized	unlimited	unlimited
Par value	$—	$—
Shares outstanding	100,564	300,674
Net asset value and redemption price per share†	$11.40	$9.64
Maximum offering price per share (5.75%)(1)	$12.10	$10.23
Class I
Net assets	$36,755,057	$242,082,854
Shares authorized	unlimited	unlimited
Par value	$—	$—
Shares outstanding	3,222,999	24,887,885
Net asset value and redemption price per share	$11.40	$9.73

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of  $50,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements
10

STATEMENTS OF OPERATIONS for the year ended October 31, 2017

	Voya CBRE Global Infrastructure Fund	Voya CBRE Long/Short Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$995,663	$2,627,607
Interest	109	967,514
Total investment income	995,772	3,595,121
EXPENSES:
Investment management fees(1)	306,023	4,827,779
Distribution and shareholder service fees:
Class A(1)	3,755	15,637
Class I(1)	—	212,547
Transfer agent fees:
Class A	6,148	1,721
Class I	44,364	109,934
Administrative service fees(1)	49,479	332,848
Dividends on securities sold short (Note 2)	—	2,421,294
Prime brokerage fees (Note 2)	—	961,402
Shareholder reporting expense	17,000	44,683
Registration fees	38,693	54,356
Professional fees	9,623	82,790
Custody and accounting expense	26,750	40,955
Trustee fees	1,126	17,097
Offering expense	26,384	26,384
Miscellaneous expense	6,202	37,389
Interest expense	—	502
Total expenses	535,547	9,187,318
Waived and reimbursed fees	(138,495)	—
Net expenses	397,052	9,187,318
Net investment income (loss)	598,720	(5,592,197)
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	2,717,061	3,623,901
Forward foreign currency contracts	(7,850)	—
Foreign currency related transactions	(7,662)	(31,306)
Securities sold short	—	(1,892,801)
Net realized gain	2,701,549	1,699,794
Net change in unrealized appreciation (depreciation) on:
Investments	1,677,657	5,090,446
Foreign currency related transactions	6,691	42,533
Written options	—	(151,024)
Securities sold short	—	1,299,607
Net change in unrealized appreciation (depreciation)	1,684,348	6,281,562
Net realized and unrealized gain	4,385,897	7,981,356
Increase in net assets resulting from operations	$4,984,617	$2,389,159
* Foreign taxes withheld	$41,853	$13,070
(1)
See Notes to Financial Statements regarding Fund and fee changes that occurred in connection to the reorganization that took place close of business July 14, 2017.

See Accompanying Notes to Financial Statements
11

STATEMENTS OF CHANGES IN NET ASSETS

	Voya CBRE Global Infrastructure Fund		Voya CBRE Long/Short Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
FROM OPERATIONS:
Net investment income (loss)	$598,720	$647,615	$(5,592,197)	$(9,289,039)
Net realized gain	2,701,549	1,586,288	1,699,794	22,901,262
Net change in unrealized appreciation (depreciation)	1,684,348	707,025	6,281,562	(26,581,150)
Increase (decrease) in net assets resulting from operations	4,984,617	2,940,928	2,389,159	(12,968,927)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(13,245)	(5,469)	—	—
Class I	(417,373)	(637,456)	—	—
Net realized gains:
Class A	(60,685)	(8,416)	(196,457)	(1,100,318)
Class I	(1,529,175)	(1,898,559)	(15,833,143)	(55,753,295)
Total distributions	(2,020,478)	(2,549,900)	(16,029,600)	(56,863,613)
FROM CAPITAL SHARE TRANSACTIONS(1):
Net proceeds from sale of shares	10,658,631	428,436	41,295,503	125,275,908
Reinvestment of distributions	2,019,717	2,549,632	14,162,026	50,175,366
	12,678,348	2,978,068	55,457,529	175,451,274
Redemption fee proceeds (Note 4)	196	397	6,847	26,920
Cost of shares redeemed	(836,239)	(20,521,118)	(314,447,255)	(348,624,028)
Net increase (decrease) in net assets resulting from capital share transactions	11,842,305	(17,542,653)	(258,982,879)	(173,145,834)
Net increase (decrease) in net assets	14,806,444	(17,151,625)	(272,623,320)	(242,978,374)
NET ASSETS:
Beginning of year or period	23,094,997	40,246,622	517,605,377	760,583,751
End of year or period	$37,901,441	$23,094,997	$244,982,057	$517,605,377
Undistributed (distributions in excess of) net investment income or accumulated net investment loss at end of year or period	$179,681	$16	$(812,339)	$(4,995,665)

(1)
There was no net impact on the operations of the Funds as a result of the reorganizations that occurred on close of business July 14, 2017.

See Note 12 for further information.
See Accompanying Notes to Financial Statements
12

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions								Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Redemption Fees	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)(5)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)(5)	Expenses net of all reductions/additions(2)(3)(4)(5)	Net investment income (loss)(2)(5)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya CBRE Global Infrastructure Fund(6)
Class A
10-31-17	10.78	0.17•	1.30	1.47	0.12	0.73	—	0.85	—	—	11.40	14.96	2.36	1.53	1.53	1.59	1,146	85
10-31-16(7)	10.68	0.15•	0.66	0.81	0.20	0.51	—	0.71	—	—	10.78	8.21	2.15	1.60	1.60	1.44	526	88
10-31-15(7)	12.72	0.16•	(0.59)	(0.43)	0.13	1.49	—	1.62	0.01	—	10.68	(3.45)	1.76	1.60	1.60	1.37	178	97
10-31-14(7)	11.01	0.13•	1.83	1.96	0.18	0.09	—	0.27	0.02	—	12.72	18.26	1.84	1.60	1.60	1.02	458	93
10-16-13(7)(8) - 10-31-13	10.76	0.02•	0.23	0.25	—	—	—	—	—	—	11.01	2.32	0.00	0.00	0.00	3.51	—	32
Class I
10-31-17	10.78	0.20	1.30	1.50	0.15	0.73	—	0.88	—	—	11.40	15.25	1.61	1.21	1.21	1.83	36,755	85
10-31-16(7)	10.67	0.21•	0.64	0.85	0.23	0.51	—	0.74	—	—	10.78	8.66	1.60	1.25	1.25	2.05	22,569	88
10-31-15(7)	12.72	0.19•	(0.57)	(0.38)	0.18	1.49	—	1.67	—	—	10.67	(3.10)	1.43	1.25	1.25	1.66	40,069	97
10-31-14(7)	11.01	0.20•	1.81	2.01	0.21	0.09	—	0.30	—	—	12.72	18.46	1.54	1.25	1.25	1.67	40,050	93
06-28-13(7)(8) - 10-31-13	10.00	0.02•	1.00	1.02	0.01	—	—	0.01	—	—	11.01	10.21	1.70	1.25	1.25	0.44	37,757	32
Voya CBRE Long/Short Fund(6)
Class A
10-31-17	9.93	(0.18)•	0.22	0.04	—	0.33	—	0.33	—	—	9.64	0.38	2.73	2.73	2.73	(1.81)	2,899	271
10-31-16(7)	10.98	(0.13)•	(0.09)	(0.22)	—	0.83	—	0.83	—	—	9.93	(2.04)	4.36	4.36	4.36	(1.31)	6,151	196
10-31-15(7)	10.86	(0.20)•	0.32	0.12	—	—	—	—	—	—	10.98	1.10	4.23	4.23	4.23	(1.80)	14,265	193
10-31-14(7)	10.27	(0.07)•	0.80	0.73	0.02	0.08	0.04	0.14	—	—	10.86	7.32	3.89	3.89	3.89	(0.65)	16,650	131
10-31-13(7)	9.90	(0.16)•	0.62	0.46	—	0.10	—	0.10	0.01	—	10.27	4.74	4.34	4.34	4.34	(1.55)	76,330	192
Class I
10-31-17	9.99	(0.14)•	0.21	0.07	—	0.33	—	0.33	—	—	9.73	0.69	2.42	2.42	2.42	(1.47)	242,083	271
10-31-16(7)	11.01	(0.15)•	(0.04)	(0.19)	—	0.83	—	0.83	—	—	9.99	(1.73)	4.07	4.07	4.07	(1.47)	511,454	196
10-31-15(7)	10.88	(0.18)•	0.32	0.14	—	0.01	—	0.01	—	—	11.01	1.31	4.03	4.03	4.03	(1.64)	746,319	193
10-31-14(7)	10.31	(0.03)•	0.78	0.75	0.06	0.08	0.04	0.18	—	—	10.88	7.57	3.70	3.70	3.70	(0.34)	722,918	131
10-31-13(7)	9.91	(0.11)•	0.61	0.50	—	0.10	—	0.10	—	—	10.31	5.04	4.01	4.01	4.01	(1.13)	542,211	192

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
For Voya CBRE Long/Short Fund, excluding dividend expenses and prime brokerage fees on short sales, the ratio of expenses to average net assets for the years ended October 31, 2017, 2016, 2015, 2014 and 2013 would have been 1.84%, 1.78%, 1.70%, 1.71% and 1.84%, respectively, for Class A and 1.53%, 1.49%, 1.49%, 1.51% and 1.51%, respectively, for Class I.

(4)
For Voya CBRE Global Infrastructure Fund, Class A shares did not incur any expenses from October 16, 2013 (commencement of operations) through the period ended October 31, 2013 due to low level of assets.

(5)
Ratios reflect operating expenses of a Fund Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement

13

Financial Highlights (continued)

by an Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by an Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.
(6)
Prior to the close of business July 14, 2017, the Fund operated under a different name and investment adviser. Please see Note 1 for details of the name change and Note 5 for details of the investment adviser change. Effective close of business July 14, 2017, the Investor and Institutional share classes of the predecessor funds were redesignated as Class A and Class I shares of the Fund, respectively. See Note 12 for further information.

(7)
For the year or period ended October 31, 2013, 2014, 2015 and 2016, the information presented has been audited by a different independent registered public accounting firm.

(8)
Commencement of operations.

•
Calculated using average number of shares outstanding throughout the year or period.

14

NOTES TO FINANCIAL STATEMENTS as of October 31, 2017

NOTE 1 — ORGANIZATION
Voya Mutual Funds (the “Trust”) is a Delaware statutory trust organized on December 18, 1992 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end investment management company. There are sixteen separate active investment series, two of which are included in this report (each, a “Fund” and collectively, the “Funds”): Voya CBRE Global Infrastructure Fund (“CBRE Global Infrastructure”) and Voya CBRE Long/Short Fund (“CBRE Long/Short”). CBRE Global Infrastructure is a diversified series of the Trust and CBRE Long/Short is a non-diversified series of the Trust.
Each Fund acquired all of the assets and liabilities of its corresponding predecessor fund (“Predecessor Fund”) pursuant to an agreement and plan of reorganization immediately after the close of business on July 14, 2017 (each a “reorganization”). The Funds are the successors to their corresponding Predecessor Funds as provided below.
Fund	Predecessor Fund Name*
Voya CBRE Global Infrastructure Fund	CBRE Clarion Global Infrastructure Value Fund
Voya CBRE Long/Short Fund	CBRE Clarion Long/Short Fund

*
The two Predecessor Funds were a series of Advisors’ Inner Circle Fund, a Massachusetts business trust.

The financial statements of the Funds reflect the historical results of the Investor Class and Institutional Class shares of the Predecessor Funds prior to their reorganizations. Upon the completion of the reorganizations, the Class A and Class I shares of the Funds assumed the performance, financial and other information of the Investor Class and Institutional Class shares of the Predecessor Funds, respectively. All information and references to periods prior to the close of business on July 14, 2017 refer to the Predecessor Funds.
Each Fund offers the following classes of shares: Class A and Class I. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees and transfer agent fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.
Effective close of business July 14, 2017, Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. Effective close of business July 14, 2017, Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Funds.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Fund is closed for business, Fund shares will not be priced and a Fund does not transact purchase and redemption orders. To the extent a Fund’s assets are traded in other markets on days when a Fund does not price its shares, the value of a Fund’s assets will likely change and you will not be able to purchase or redeem shares of a Fund.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid

15

NOTES TO FINANCIAL STATEMENTS as of October 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, each Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Funds’ Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) Over-the-counter swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which each Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Funds’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Funds. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Fund.

16

NOTES TO FINANCIAL STATEMENTS as of October 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the sub-adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Funds’ investments under these levels of classification is included following the Portfolios of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between levels of a Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Fund has a significant amount of Level 3 investments.
Prior to the close of business July 14, 2017, the Predecessor Funds were valued pursuant to the valuation procedures established by the Predecessors Funds’ Board of Trustees. For the period from close of business July 14, 2017 through October 31, 2017, there have been no significant changes to the fair valuation methodologies.
B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded, net of any applicable withholding tax, on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.
The Funds estimate components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of cost of the related investments. If the Funds no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.
C. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars.
Any foreign currency amounts are translated into U.S.dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S.government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid, and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.
D. Risk Exposures and the Use of Derivative Instruments. The Funds’ investment strategies permit them to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts, futures, purchased options, written options, and swaps. In doing so, the Funds will employ

17

NOTES TO FINANCIAL STATEMENTS as of October 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of their investment objectives, the Funds may seek to increase or decrease their exposure to the following market or credit risk factors:
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Fund to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that a Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Fund through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, market interest rates in the United States are at or near historic lows, which may increase a Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.
Risks of Investing in Derivatives. The Funds’ use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market or credit risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Fund and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Fund to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated over-the-counter

18

NOTES TO FINANCIAL STATEMENTS as of October 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

(“OTC”) with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union is (and other countries outside of the European Union are) implementing similar requirements, which will affect a Fund when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear. Central clearing is expected to reduce counterparty risk and increase liquidity, however, there is no assurance that it will achieve that result, and in the meantime, central clearing and related requirements expose a Fund to new kinds of costs and risks.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. The Funds’ derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Funds intend to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, the Funds generally enter into master netting arrangements, established within the Funds’ International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by the Funds and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
The Funds may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Funds is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.
At October 31, 2017, the Funds had not entered into any Master Agreements.
E. Forward Foreign Currency Transactions. Each Fund may enter into forward foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar, generally in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or may use forward foreign currency contracts to purchase or sell foreign currencies.
When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.
During the year ended October 31, 2017, CBRE Global Infrastructure had average contract amounts on forward foreign currency contracts to buy and sell of  $38,219 and $63,816. The Fund used forward foreign currency contracts primarily to protect its non-U.S. dollar denominated holdings from adverse currency movements. There were no open forward foreign currency contracts at October 31, 2017.
F. Options Contracts. The Funds may write call and put options on futures, interest rate caps and floors, swaps (“swaptions”), securities, commodities or foreign currencies it owns or in which it may invest. Writing put options tends to increase the Funds’ exposure to the underlying instrument. Writing call options tends to decrease the Funds’ exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Certain options may be written

19

NOTES TO FINANCIAL STATEMENTS as of October 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Funds may not be able to enter into a closing transaction because of an illiquid market.
The Funds may also purchase put and call options. Purchasing call options tends to increase the Funds’ exposure to the underlying instrument. Purchasing put options tends to decrease the Funds’ exposure to the underlying instrument. The Funds pay a premium which is included on the Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.
During the year ended October 31, 2017, CBRE Long/Short had entered into purchased and written equity options to increase exposure to equity risk and to generate income. Please refer to the tables following the Portfolio of Investments for open purchased and written options at October 31, 2017.
Please refer to Note 9 for the volume of purchased and written option activity during the year ended October 31, 2017.
G. Securities Sold Short. CBRE Long/Short engages in short selling. To complete a short sale transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest, which accrue during the period of the loan. Such amounts are recorded on the ex-dividend date as dividend expense on securities sold short. To borrow the security, the Fund also may be required to pay a premium, which would decrease the proceeds of the security sold. Upon entering into a short position, the Fund records the proceeds as a deposit with the prime broker in its Statements of Assets and Liabilities and establishes an offsetting liability for the securities sold under the short sale agreement. The liability is subsequently marked to market to reflect changes in the value of securities sold short. The Fund is subject to risk of loss if the broker were to fail to perform its obligation under contractual terms. Short sales transactions result in off-balance sheet risk because the ultimate obligation may exceed the amount shown in the Statements of Assets and Liabilities. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates. Short selling involves the risk of a potentially unlimited increase in the market value of the security sold short, which could result in a potentially unlimited loss for the Fund.
In accordance with the terms of its prime brokerage agreement, the Fund may receive rebate income or be charged a fee on borrowed securities. Such income or fee is calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The Fund records these prime broker charges on a net basis as interest income or interest expense on securities sold short.
Effective close of business July 14, 2017, short sales are collateralized by cash deposits with the prime broker, Pershing LLC, and pledged securities held at the custodian, The Bank of New York Mellon. Prior to the close of business July 14, 2017, Morgan Stanley was the prime broker for the Predecessor Funds and pledged securities were held at MUFG Union Bank, N.A. The collateral required is determined daily by reference to the market value of the securities sold short. The Fund is required to maintain margin cash balances at the prime broker sufficient to satisfy its short sales positions on a daily basis. The Fund is charged interest expense on the amount of any shortfall in the required cash margin that is financed by the prime broker. At October 31, 2017, CBRE Long/Short had pledged $42,472,015 in cash collateral with the prime broker for securities sold short. In addition, at October 31, 2017, CBRE Long/Short had segregated securities at the custodian with a fair value of $159,377,433 as footnoted in the Portfolio of Investments.
CBRE Long/Short had prime brokerage borrowings throughout the year ended October 31, 2017 as follows:

20

NOTES TO FINANCIAL STATEMENTS as of October 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Maximum Amount Borrowed	Average Outstanding Balance	Effective Interest Paid	Interest Paid
$34,798,485	$17,237,252	2.16%	$112,473
The interest paid is included in prime brokerage fees on the Statement of Operations.
H. Master Limited Partnerships. Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. CBRE Global Infrastructure intends to invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector. CBRE Global Infrastructure did not hold any MLPs at October 31, 2017.
I. Distributions to Shareholders. The Funds record distributions to their shareholders on ex-dividend date. The Funds declare and pay dividends, if any, annually. Each Fund distributes capital gains, if any, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies. Prior to the close of business July 14, 2017, CBRE Global Infrastructure distributed dividends quarterly.
J. Federal Income Taxes. It is the policy of each Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.
The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
K. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
L. Securities Lending. Each Fund has the option to temporarily loan securities representing up to 33 1∕3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Funds will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Funds will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Funds will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Funds. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Funds to be more volatile. The use of leverage may increase expenses and increase the impact of the Funds’ other risks.
M. Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal

21

NOTES TO FINANCIAL STATEMENTS as of October 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the Securities Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
N. Offering Costs. Costs incurred with the offering of shares of each Fund are deferred and amortized over a twelve month period on a straight-line basis starting at the date of reorganization.
O. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended October 31, 2017, the cost of purchases and the proceeds from the sales of securities, excluding short-term securities, were as follows:
	Purchases	Sales
CBRE Global Infrastructure	$36,931,261	$27,085,188
CBRE Long/Short	284,195,060	276,419,825
For the year ended October 31, 2017, the cost of purchases to cover securities sold short and the proceeds from securities sold short, were as follows:
	Purchases	Sales
CBRE Long/Short	$392,162,860	$415,951,975
NOTE 4 — REDEMPTION FEES
Prior to the close of business July 14, 2017, the Predecessor Funds retained a 2.00% redemption fee on redemptions of fund shares held for less than 60 days. For the period ended July 14, 2017, CBRE Clarion Global Infrastructure Value Fund retained $196 in redemption fees and CBRE Clarion Long/Short Fund retained $6,847 in redemption fees. Subsequent to the reorganization, the Funds do not impose any redemption fees.
NOTE 5 — INVESTMENT MANAGEMENT FEES
The Funds have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Funds. The Investment Adviser oversees all investment advisory and portfolio management services for the Funds and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. The Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates.
Fund	As a Percentage of Average Daily Net Assets
CBRE Global Infrastructure	1.00% on all assets
CBRE Long/Short	1.35% on all assets
Prior to the close of business July 14, 2017, CBRE Clarion Securities LLC provided investment advisory services to the Predecessor Funds pursuant to an investment advisory agreement with CBRE Clarion Securities LLC. From the period of November 1, 2016 through July 14, 2017, the Predecessor Funds paid the following annual rates to CBRE Clarion Securities LLC for investment advisory services rendered.
Predecessor Fund	As a Percentage of Average Daily Net Assets
CBRE Clarion Global Infrastructure Value Fund	0.90% on all assets
CBRE Clarion Long/Short Fund	1.25% on all assets
Prior to the close of business July 14, 2017, the Predecessor Funds and SEI Investments Global Funds Services (“SEI”), a wholly owned subsidiary of SEI Investments Company, were parties to an administration agreement, under which SEI provided administration services to the Predecessor Funds. For these services, SEI was paid an asset based fee, which varied depending

22

NOTES TO FINANCIAL STATEMENTS as of October 31, 2017 (continued)

NOTE 5 — INVESTMENT MANAGEMENT FEES (continued)

on the number of share classes and the average daily net assets of each Predecessor Fund.
Effective close of business July 14, 2017, CBRE Clarion Securities LLC now serves as the sub-adviser to the Funds. The sub-adviser provides investment advice for the Funds and is paid by the Investment Adviser based on the average daily net assets of each respective Fund. Subject to such policies as the Board or Investment Adviser may determine, the sub-adviser manages each Fund’s assets in accordance with that Fund’s investment objectives, policies, and limitations.
NOTE 6 — DISTRIBUTION AND SERVICE FEES
Class A shares of the Funds have a plan (each a “Plan” and collectively, the “Plans”), whereby the Distributor is compensated by each Fund for expenses incurred in the distribution and/or shareholder servicing of each Fund’s Class A shares (“Distribution and/or Service Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of each Fund’s Class A shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any Distribution and/or Service Fees paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, Class A shares of each Fund pays the Distributor Distribution and/or Service Fees based on average daily net assets at the rate of 0.25%.
Prior to the close of business July 14, 2017, each Predecessor Fund had adopted a shareholder servicing plan with respect to its Investor Class shares and Institutional Class shares, pursuant to which it engaged third-party service providers to provide certain shareholder services to each Predecessor Funds’ shareholders (the “Service Plan”). Under the Service Plan, each Predecessor Fund paid service providers a fee at a rate of up to 0.20% and 0.10% annually of the average daily net assets attributable to a Predecessor Funds’ Investor Class shares and Institutional Class shares, respectively, subject to the arrangement for provision of shareholder and administrative services.
In addition, prior to the close of business July 14, 2017, each Predecessor Fund had adopted a distribution plan under Rule 12b-1 under the 1940 Act for Investor Class shares that allowed each Predecessor Fund to pay distribution and service fees for the sale and distribution of its shares, and for services provided to shareholders. The maximum annual distribution fee for Investor Class shares of each Fund was 0.25% annually of the average daily net assets.
Effective close of business July 14, 2017, the Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares of the Funds and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A shares. For the period ended October 31, 2017, the Distributor did not retain any sales charges.
NOTE 7 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At October 31, 2017, CBRE Global Investors Inc., an affiliate of CBRE Clarion Securities LLC, owned 86.32% of CBRE Global Infrastructure.
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Investment Adviser may request that the Funds’ sub-adviser use its best efforts (subject to obtaining best execution of each transaction) to allocate a Fund’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amounts credited to the Funds are reflected as brokerage commission recapture in the Statements of Operations.
The Funds have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Funds. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Funds purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of  “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

23

NOTES TO FINANCIAL STATEMENTS as of October 31, 2017 (continued)

NOTE 8 — EXPENSE LIMITATION AGREEMENTS
The Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses (for CBRE Long/Short, the additional exclusion of dividend, interest and stock loan expense on securities sold short also applies) to the levels listed below:
Fund	Class A	Class I
CBRE Global Infrastructure	1.35%	1.10%
CBRE Long/Short	1.89%	1.64%
From the period of November 1, 2016 through July 14, 2017, CBRE Clarion Securities LLC contractually limited the total operating expenses of each Predecessor Fund, excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (for CBRE Clarion Long/Short Fund, the additional exclusion of dividend, interest and stock loan fees on securities sold short also applied) to the levels listed below:
Predecessor Fund	Class A	Class I
CBRE Clarion Global Infrastructure Value Fund	1.60%	1.25%
CBRE Clarion Long/Short Fund	1.99%	1.64%
Unless otherwise specified above, the Investment Adviser may at a later date recoup from a Fund for class specific fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.
As of October 31, 2017, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:
	October 31,
	2018	2019	2020	Total
CBRE Global Infrastructure	$—	$—	$55,030	$55,030
In addition to the above waived an/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of October 31, 2017, are as follows:
	October 31,
	2018	2019	2020	Total
CBRE Global Infrastructure
Class A	$—	$—	$4,501	$4,501
The expense limitation agreements are contractual through March 1, 2019 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 9 — PURCHASED AND WRITTEN OPTIONS
Transactions in exchange-traded purchased options on equity securiites for CBRE Long/Short during the year ended October 31, 2017 were as follows:
	Number of Contracts	Cost
Balance at 10/31/2016	—	$—
Options Purchased	400	140,817
Balance at 10/31/2017	400	$140,817

Transactions in exchange-traded written options on equity securiites for CBRE Long/Short during the year ended October 31, 2017 were as follows:
	Number of Contracts	Premiums Received
Balance at 10/31/2016	—	$—
Options Written	500	118,976
Balance at 10/31/2017	500	$118,976

NOTE 10 — LINE OF CREDIT
Effective close of business July 14, 2017, each Fund has entered into an unsecured committed revolving line of credit agreement (“Credit Agreement”) with BNY for an aggregate amount of  $400,000,000. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of a Fund or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The below Fund utilized the line of credit during the period ended October 31, 2017 as follows:
Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
CBRE Long/Short	3	$2,825,000	2.16%

24

NOTES TO FINANCIAL STATEMENTS as of October 31, 2017 (continued)

NOTE 11 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Payments from Distribution settlement/ affiliate	Proceeds from shares issued in merger	Reinvestment of distributions	Redemption fee proceeds	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	$	($)	($)	$	($)	$	($)
CBRE Global Infrastructure(1)
Class A
10/31/2017	107,103	—	7,364	(62,657)	—	51,810	1,131,645	—	—	73,169	196	(689,418)	—	515,592
10/31/2016	38,826	—	1,356	(8,072)	—	32,110	428,436	—	—	13,617	397	(84,346)	—	358,104
Class I
10/31/2017	946,950	—	195,431	(13,569)	—	1,128,812	9,526,986	—	—	1,946,548	—	(146,821)	—	11,326,713
10/31/2016	—	—	258,002	(1,918,135)	—	(1,660,133)	—	—	—	2,536,015	—	(20,436,772)	—	(17,900,757)
CBRE Long/Short(1)
Class A
10/31/2017	54,842	—	17,124	(390,467)	—	(318,501)	530,080	—	—	166,445	387	(3,756,493)	—	(3,059,581)
10/31/2016	201,841	—	102,192	(983,725)	—	(679,692)	2,119,125	—	—	1,019,872	—	(9,743,855)	—	(6,604,858)
Class I
10/31/2017	4,181,318	—	1,431,041	(31,921,547)	—	(26,309,188)	40,765,423	—	—	13,995,581	6,460	(310,690,762)	—	(255,923,298)
10/31/2016	12,126,482	—	4,910,639	(33,644,566)	—	(16,607,445)	123,156,783	—	—	49,155,494	26,920	(338,880,173)	—	(166,540,976)

(1)
In connection with the reorganization that occurred close of business July 14, 2017, the Investor and Institutional share classes of the Predecessor Fund were re-designated as Class A and Class I, respectively.

NOTE 12 — REORGANIZATION
At a joint special meeting of shareholders of the Predecessor Funds held on June 20, 2017, shareholders of each Predecessor Fund approved an agreement and plan of reorganization pursuant to which each Predecessor Fund transferred all of its assets to the corresponding Fund, in exchange for shares of the designated classes, as discussed in Note 1, of the corresponding Fund and the assumption by the corresponding Fund of all of the liabilities of the Predecessor Fund. Each Predecessor Fund was determined to be the accounting and performance survivor following the reorganization. The consummation of the reorganization took place immediately after the close of business on July 14, 2017 in an exchange of shares as detailed below.
Fund	Net assets of Predecessor Funds on July 14, 2017*	Net assets of Fund immediately before Reorganization	Net assets of Fund immediately after Reorganization	Predecessor Funds shares exchanged	Fund Shares Issued to the Predecessor Funds Shareholders
CBRE Global Infrastructure	$36,748,006	$—	$36,748,006	$3,302,695	$3,302,695
CBRE Long/Short	317,153,049	—	317,153,049	32,864,063	32,864,063

*
Final day of operations immediately prior to the merger

Assuming the acquisition had been completed on November 1, 2016, the beginning of the annual reporting period of the Funds, the Funds’ pro forma results of operations for the year ended October 31, 2017, are as follows as reported in the accompanying Statement of Operations:
Fund	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
CBRE Global Infrastructure	$598,720	$4,385,897	$4,984,617
CBRE Long/Short	(5,592,197)	7,981,356	2,389,159
25

NOTES TO FINANCIAL STATEMENTS as of October 31, 2017 (continued)

NOTE 13 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S.government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.
The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the United States Treasury; United States government or any agency, instrumentality or authority of the United States government. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Securities Lending Collateral.
Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.
At October 31, 2017, the Funds had no securities on loan.
NOTE 14 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs), and wash sale deferrals.
Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
The following permanent tax differences have been reclassified as of October 31, 2017:
	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
CBRE Global Infrastructure	$(444)	$11,563	$(11,119)
CBRE Long/Short(1)	(4,806,519)	9,775,523	(4,969,004)

(1)
Amounts are as of the Fund’s tax year ended December 31, 2016.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
For CBRE Global Infrastructure, the tax composition of dividends and distributions to shareholders was as follows:
Year Ended October 31, 2017		Year Ended October 31, 2016
Ordinary Income	Long-term Capital Gain	Ordinary Income	Long-term Capital Gain
$430,254	$1,590,224	$536,447	$2,013,453
For CBRE Long/Short, no dividends or distributions were paid during the ten months ended October 31, 2017. The tax composition of dividends and distributions to shareholders as of the Fund’s tax year-end of December 31, 2016 was as follows:
Long-term Capital Gain
$16,029,600
The tax-basis components of distributable earnings as of October 31, 2017 were:
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Post-October Capital Losses Deferred	Unrealized Appreciation/ (Depreciation)
CBRE Global Infrastructure	$1,072,830	$1,723,674	$—	$2,919,391
CBRE Long/Short(1)	—	—	(2,996,307)	868,688

(1)
As of the Fund’s tax year ended December 31, 2016.

At October 31, 2017, the Funds did not have any capital loss carryovers for U.S. federal income tax purposes.
The Funds’ major tax jurisdictions are U.S. federal and Arizona state.
As of October 31, 2017, no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are

26

NOTES TO FINANCIAL STATEMENTS as of October 31, 2017 (continued)

NOTE 14 — FEDERAL INCOME TAXES (continued)

subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2012.
NOTE 15 — SUBSEQUENT EVENTS
Dividends: Subsequent to October 31, 2017, the Funds paid dividends and distributions of:
	Type	Per Share Amount	Payable Date	Record Date
CBRE Global Infrastructure
Class A	NII	$0.0881	December 18, 2017	December 14, 2017
Class I	NII	$0.1025	December 18, 2017	December 14, 2017
All Classes	STCG	$0.2681	December 18, 2017	December 14, 2017
All Classes	LTCG	$0.5186	December 18, 2017	December 14, 2017
	Type	Per Share Amount	Payable Date	Record Date
CBRE Long/Short
Class A	NII	$ —	December 18, 2017	December 14, 2017
Class I	NII	$0.0059	December 18, 2017	December 14, 2017

NII – Net investment income
STCG – Short-term capital gain
LTCG – Long-term capital gain
The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

27

PORTFOLIO OF INVESTMENTS
Voya CBRE Global Infrastructure Fund	as of October 31, 2017

Shares		Value	Percentage of Net Assets
COMMON STOCK: 97.4%
	Australia: 8.7%
55,844	APA Group	$366,487	1.0
239,528	Spark Infrastructure Group	466,292	1.2
221,212	Sydney Airport	1,205,227	3.2
135,528	Transurban Group - Stapled Security	1,259,846	3.3
		3,297,852	8.7
	Canada: 9.4%
5,400	Canadian Pacific Railway Ltd.	936,262	2.5
33,200	Fortis, Inc.	1,222,643	3.2
23,400 (1)	Hydro One Ltd.	413,731	1.1
29,800	Pembina Pipeline Corp.	985,172	2.6
		3,557,808	9.4
	China: 0.8%
214,000	Guangdong Investment Ltd.	310,045	0.8
	France: 4.1%
15,721	Vinci S.A.	1,540,307	4.1
	Hong Kong: 1.0%
42,000	CK Infrastructure Holdings Ltd.	365,697	1.0
	Italy: 4.3%
23,393	Atlantia S.p.A	762,626	2.0
95,324	Enel S.p.A.	591,168	1.6
42,802 (1)	Infrastrutture Wireless Italiane SpA	292,417	0.7
		1,646,211	4.3
	Japan: 6.7%
17,500	East Japan Railway Co.	1,697,143	4.5
12,100	West Japan Railway Co.	853,244	2.2
		2,550,387	6.7
	Mexico: 1.9%
46,400	Grupo Aeroportuario del C	234,399	0.6
50,000	Promotora y Operadora de Infraestructura SAB de CV	475,439	1.3
		709,838	1.9
	Spain: 12.6%
20,389	Abertis Infraestructuras S.A.	440,990	1.2
5,502 (1)	Aena SME SA	1,009,472	2.7
32,377 (1)	Cellnex Telecom SA	803,660	2.1
74,955	Ferrovial SA	1,627,769	4.3
61,103	Iberdrola S.A.	493,774	1.3
17,547	Red Electrica Corp. SA	388,535	1.0
		4,764,200	12.6
	Switzerland: 1.7%
3,008	Flughafen Zuerich AG	654,167	1.7
	United Kingdom: 5.5%
117,303	National Grid PLC	1,412,025	3.7
37,383	SSE PLC	686,570	1.8
		2,098,595	5.5
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United States: 40.7%
21,100	American Electric Power Co., Inc.	$1,570,051	4.2
2,700	American Tower Corp.	387,909	1.0
5,500	American Water Works Co., Inc.	482,680	1.3
8,800	Atmos Energy Corp.	767,712	2.0
25,437 (2)	Cheniere Energy, Inc.	1,188,925	3.1
11,100	Crown Castle International Corp.	1,188,588	3.1
3,700	CSX Corp.	186,591	0.5
10,700	Dominion Energy, Inc.	868,198	2.3
4,000	DTE Energy Co.	441,840	1.2
1,000	Equinix, Inc.	463,500	1.2
7,900	Exelon Corp.	317,659	0.8
19,600	Great Plains Energy, Inc.	643,468	1.7
12,800	Macquarie Infrastructure Co. LLC	890,240	2.4
6,370	NextEra Energy, Inc.	987,796	2.6
31,335	NRG Yield, Inc. - Class A	574,997	1.5
11,400	PG&E Corp.	658,578	1.7
30,300	Pattern Energy Group, Inc.	699,021	1.9
11,100	Sempra Energy	1,304,250	3.4
7,766	Targa Resources Corp.	322,289	0.9
1,620	Union Pacific Corp.	187,580	0.5
29,700	Williams Cos., Inc.	846,450	2.2
9,100	Xcel Energy, Inc.	450,632	1.2
		15,428,954	40.7
	Total Common Stock (Cost $33,846,811)	36,924,061	97.4
RIGHTS: 0.1%
	Spain: 0.1%
74,955 (2)	Ferrovial SA	36,060	0.1
	Total Rights (Cost $35,300)	36,060	0.1
	Total Long-Term Investments (Cost $33,882,111)	36,960,121	97.5
SHORT-TERM INVESTMENTS: 2.2%
	Mutual Funds: 2.2%
841,415 (3)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.940% (Cost $841,415)	841,415	2.2
	Total Short-Term Investments (Cost $841,415)	841,415	2.2
	Total Investments in Securities (Cost $34,723,526)	$37,801,536	99.7
	Assets in Excess of Other Liabilities	99,905	0.3
	Net Assets	$37,901,441	100.0

See Accompanying Notes to Financial Statements
28

PORTFOLIO OF INVESTMENTS
Voya CBRE Global Infrastructure Fund	as of October 31, 2017 (continued)

(1)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(2)
Non-income producing security.

(3)
Rate shown is the 7-day yield as of October 31, 2017.

Industry Diversification	Percentage of Net Assets
Electric Utilities	24.4%
Multi-Utilities	10.6
Airport Services	10.6
Railroads	10.2
Oil & Gas Storage & Transportation	8.8
Construction & Engineering	8.5
Industry Diversification	Percentage of Net Assets
Highways & Railtracks	7.8
Specialized REITs	5.3
Gas Utilities	3.0
Integrated Telecommunication Services	2.8
Water Utilities	2.1
Renewable Electricity	1.9
Independent Power Producers & Energy Traders	1.5
Assets in Excess of Other Liabilities*	2.5
Net Assets	100.0%

*
Includes short-term investments.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2017
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$3,297,852	$—	$3,297,852
Canada	3,557,808	—	—	3,557,808
China	—	310,045	—	310,045
France	—	1,540,307	—	1,540,307
Hong Kong	—	365,697	—	365,697
Italy	292,417	1,353,794	—	1,646,211
Japan	—	2,550,387	—	2,550,387
Mexico	709,838	—	—	709,838
Spain	—	4,764,200	—	4,764,200
Switzerland	—	654,167	—	654,167
United Kingdom	—	2,098,595	—	2,098,595
United States	15,428,954	—	—	15,428,954
Total Common Stock	19,989,017	16,935,044	—	36,924,061
Rights	36,060	—	—	36,060
Short-Term Investments	841,415	—	—	841,415
Total Investments, at fair value	$20,866,492	$16,935,044	$—	$37,801,536

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements
29

PORTFOLIO OF INVESTMENTS
Voya CBRE Global Infrastructure Fund	as of October 31, 2017 (continued)

The effect of derivative instruments on the Fund's Statement of Operations for the year ended October 31, 2017 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$(7,850)
Total	$(7,850)

At October 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $34,887,076.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$3,529,251
Gross Unrealized Depreciation	(609,860)
Net Unrealized Appreciation	$2,919,391

See Accompanying Notes to Financial Statements
30

PORTFOLIO OF INVESTMENTS
Voya CBRE Long/Short Fund	as of October 31, 2017

Shares			Value	Percentage of Net Assets
COMMON STOCK: 114.6%
		Casinos & Gaming: 1.1%
17,496		Wynn Resorts Ltd.	$2,580,485	1.1
		Diversified Real Estate Activities: 6.7%
1,855,700		CapitaLand Ltd.	4,997,389	2.0
284,800		City Developments Ltd.	2,704,710	1.1
656,000		Kerry Properties Ltd.	2,952,196	1.2
246,000		Mitsui Fudosan Co., Ltd.	5,741,883	2.4
			16,396,178	6.7
		Diversified REITs: 8.4%
201,600		Forest City Realty Trust, Inc.	4,965,408	2.0
17,677 (1)		Gecina S.A.	2,868,333	1.2
154,908		Hispania Activos Inmobiliarios SOCIMI SA	2,671,481	1.1
257,000		STORE Capital Corp.	6,345,330	2.6
467,216 (2)		VEREIT, Inc.	3,686,334	1.5
			20,536,886	8.4
		Health Care REITs: 3.5%
281,700 (2)		Healthcare Trust of America, Inc.	8,465,085	3.5
		Hotel & Resort REITs: 3.1%
86,300		MGM Growth Properties LLC	2,546,713	1.0
175,800 (2)		Park Hotels & Resorts, Inc.	5,061,282	2.1
			7,607,995	3.1
		Hotels, Resorts & Cruise Lines: 5.1%
99,500 (2)		Hilton Worldwide Holdings, Inc.	7,191,860	2.9
45,400		Marriott International, Inc.	5,424,392	2.2
			12,616,252	5.1
		Industrial REITs: 7.5%
42,942 (2)		DCT Industrial Trust, Inc.	2,491,495	1.0
205,900 (2)		ProLogis, Inc.	13,297,022	5.4
364,066		Segro PLC	2,628,221	1.1
			18,416,738	7.5
		Office REITs: 16.8%
114,581 (2)		Alexandria Real Estate Equities, Inc.	14,203,461	5.8
281,800		Brandywine Realty Trust	4,928,682	2.0
264,921		Cousins Properties, Inc.	2,389,587	1.0
149,964		Derwent London PLC	5,330,083	2.2
61,800		Douglas Emmett, Inc.	2,459,022	1.0
233,600 (2)		Hudson Pacific Properties, Inc.	7,900,352	3.2
244,600		Paramount Group, Inc.	3,894,032	1.6
			41,105,219	16.8
		Real Estate Development: 4.4%
1,302,500		CK Asset Holdings Ltd.	10,719,362	4.4
		Real Estate Operating Companies: 2.8%
32,111	(1)(3)	ADO Properties SA	1,587,485	0.6
351,707		Aroundtown SA	2,470,405	1.0
110,580 (1)		Fastighets AB Balder	2,878,525	1.2
			6,936,415	2.8
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Residential REITs: 12.2%
47,000 (2)	Essex Property Trust, Inc.	$12,334,210	5.0
367,800	Invitation Homes, Inc.	8,301,246	3.4
99,700	Starwood Waypoint Homes	3,620,107	1.5
63,300	Sun Communities, Inc.	5,713,458	2.3
		29,969,021	12.2
	Retail REITs: 17.6%
471,500 (2)	Brixmor Property Group, Inc.	8,237,105	3.3
675,191 (2)	GGP, Inc.	13,139,217	5.4
197,700	Pennsylvania Real Estate Investment Trust	1,921,644	0.8
178,900 (2)	Regency Centers Corp.	11,011,295	4.5
100,344	Shaftesbury PLC	1,319,386	0.5
48,597 (2)	Simon Property Group, Inc.	7,548,572	3.1
		43,177,219	17.6
	Specialized REITs: 25.4%
228,000	CubeSmart	6,206,160	2.5
132,200 (2)	CyrusOne, Inc.	8,115,758	3.3
40,615 (2)	Equinix, Inc.	18,825,052	7.7
134,600 (2)	Extra Space Storage, Inc.	10,982,014	4.5
197,000	Geo Group, Inc./The	5,112,150	2.1
122,500	Iron Mountain, Inc.	4,900,000	2.0
227,300 (2)	Weyerhaeuser Co.	8,162,343	3.3
		62,303,477	25.4
	Total Common Stock (Cost $277,003,964)	280,830,332	114.6
SECURITIES SOLD SHORT: -33.9%
	Diversified REITs: -4.0%
(31,900)	American Assets Trust, Inc.	(1,237,401)	(0.5)
(201,300)	Colony NorthStar, Inc.	(2,471,964)	(1.0)
(89,800)	WP Carey, Inc.	(6,119,870)	(2.5)
		(9,829,235)	(4.0)
	Health Care REITs: -3.5%
(53,500)	LTC Properties, Inc.	(2,488,285)	(1.0)
(38,700) (1)	Omega Healthcare Investors, Inc.	(1,106,558)	(0.5)
(266,100)	Senior Housing Properties Trust	(4,896,240)	(2.0)
		(8,491,083)	(3.5)
	Hotel & Resort REITs: -4.0%
(130,000)	Apple Hospitality REIT, Inc.	(2,462,200)	(1.0)
(103,500)	Hersha Hospitality Trust	(1,830,915)	(0.8)
(104,400)	Hospitality Properties Trust	(2,983,752)	(1.2)
(87,500)	LaSalle Hotel Properties	(2,468,375)	(1.0)
		(9,745,242)	(4.0)
	Industrial REITs: -1.1%
(29,800)	EastGroup Properties, Inc.	(2,699,582)	(1.1)
	Office REITs: -3.6%
(40,700) (1)	Equity Commonwealth	(1,223,035)	(0.5)

See Accompanying Notes to Financial Statements
31

PORTFOLIO OF INVESTMENTS
Voya CBRE Long/Short Fund	as of October 31, 2017 (continued)

Shares		Value	Percentage of Net Assets
SECURITIES SOLD SHORT: (continued)
	Office REITs (continued)
(172,600)	Government Properties Income Trust	$(3,136,142)	(1.3)
(62,916) (1)	JBG SMITH Properties	(1,963,609)	(0.8)
(108,500)	Mack-Cali Realty Corp.	(2,470,545)	(1.0)
		(8,793,331)	(3.6)
	Residential REITs: -6.4%
(29,200)	American Campus Communities, Inc.	(1,214,136)	(0.5)
(114,200)	American Homes 4 Rent	(2,430,176)	(1.0)
(147,200)	Apartment Investment & Management Co. - Class A	(6,473,856)	(2.6)
(71,618)	Education Realty Trust, Inc.	(2,499,468)	(1.0)
(21,000)	Equity Lifestyle Properties, Inc.	(1,858,080)	(0.8)
(12,300)	Mid-America Apartment Communities, Inc.	(1,258,905)	(0.5)
		(15,734,621)	(6.4)
	Retail REITs: -5.2%
(284,600)	DDR Corp.	(2,182,882)	(0.9)
(45,063)	Macerich Co.	(2,460,440)	(1.0)
(198,200)	Retail Properties of America, Inc.	(2,422,004)	(1.0)
(139,900)	Tanger Factory Outlet Centers, Inc.	(3,182,725)	(1.3)
(51,500)	Taubman Centers, Inc.	(2,431,830)	(1.0)
		(12,679,881)	(5.2)
	Specialized REITs: -6.1%
(65,700)	Digital Realty Trust, Inc.	(7,781,508)	(3.1)
(35,300)	Public Storage, Inc.	(7,315,925)	(3.0)
		(15,097,433)	(6.1)
	Total Securities Sold Short (Proceeds $(84,245,307))	(83,070,408)	(33.9)
PURCHASED OPTIONS(4): 0.0%
	Total Purchased Options (Cost $140,817)	28,800	0.0
	Total Long-Term Investments (Cost $192,899,474)	197,788,724	80.7
SHORT-TERM INVESTMENTS: 0.0%
	Mutual Funds: 0.0%
100 (5)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.940% (Cost $100)	100	0.0
	Total Short-Term Investments (Cost $100)	100	0.0

Shares	Value	Percentage of Net Assets
Total Investments in Securities (Cost $192,899,574)	$197,788,824	80.7
Assets in Excess of Other Liabilities	47,193,233	19.3
Net Assets	$244,982,057	100.0

(1)
Non-income producing security.

(2)
All or a portion of this security is pledged to cover open securities sold short at October 31, 2017.

(3)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(4)
The tables below the Portfolio of Investments detail open purchased options which are non-income producing securities.

(5)
Rate shown is the 7-day yield as of October 31, 2017.

Industry Weightings
as of October 31, 2017
(as a percentage of net assets)
	Long	Short	Net
Specialized REITs	25.4%	(6.1)%	19.3%
Office REITs	16.8	(3.6)	13.2
Retail REITs	17.6	(5.2)	12.4
Diversified Real Estate Activities	6.7	0.0	6.7
Industrial REITs	7.5	(1.1)	6.4
Residential REITs	12.2	(6.4)	5.8
Hotels, Resorts & Cruise Lines	5.1	0.0	5.1
Real Estate Development	4.4	0.0	4.4
Diversified REITs	8.4	(4.0)	4.4
Real Estate Operating Companies	2.8	0.0	2.8
Casinos & Gaming	1.1	0.0	1.1
Health Care REITs	3.5	(3.5)	0.0
Hotel & Resort REITs	3.1	(4.0)	(0.9)
Total			80.7
Assets in Excess of Other Liabilities*			19.3
Net Assets			100.0%

*
Includes short-term investments and purchased options.

Geographic Diversification
as of October 31, 2017
(as a percentage of net assets)
United States	60.7%
Hong Kong	5.6%
United Kingdom	3.8%
Singapore	3.1%
Japan	2.4%
Germany	1.6%
Sweden	1.2%
France	1.2%
Spain	1.1%
Assets in Excess of Other Liabilities*	19.3%
Net Assets	100.0%

*
Includes short-term investments and purchased options.

See Accompanying Notes to Financial Statements
32

PORTFOLIO OF INVESTMENTS
Voya CBRE Long/Short Fund	as of October 31, 2017 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2017
Asset Table
Investments, at fair value
Common Stock
Casinos & Gaming	$2,580,485	$—	$—	$2,580,485
Diversified Real Estate Activities	—	16,396,178	—	16,396,178
Diversified REITs	20,536,886	—	—	20,536,886
Health Care REITs	8,465,085	—	—	8,465,085
Hotel & Resort REITs	7,607,995	—	—	7,607,995
Hotels, Resorts & Cruise Lines	12,616,252	—	—	12,616,252
Industrial REITs	15,788,517	2,628,221	—	18,416,738
Office REITs	35,775,136	5,330,083	—	41,105,219
Real Estate Development	—	10,719,362	—	10,719,362
Real Estate Operating Companies	2,470,405	4,466,010	—	6,936,415
Residential REITs	29,969,021	—	—	29,969,021
Retail REITs	43,177,219	—	—	43,177,219
Specialized REITs	62,303,477	—	—	62,303,477
Total Common Stock	241,290,478	39,539,854	—	280,830,332
Purchased Options	28,800	—	—	28,800
Securities Sold Short	(83,070,408)	—	—	(83,070,408)
Short-Term Investments	100	—	—	100
Total Investments, at fair value	$158,248,970	$39,539,854	$—	$197,788,824
Liabilities Table
Other Financial Instruments+
Written Options	$(270,000)	$—	$—	$(270,000)
Total Liabilities	$(270,000)	$—	$—	$(270,000)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

At October 31, 2017, the following purchased exchange-traded options were outstanding for Voya CBRE Long/Short Fund:
Description	Put/Call	Expiration Date	Exercise Price	Number of Contracts	Notional Amount	Cost	Fair Value
Simon Property Group, Inc.	Call	12/15/17	165.00 USD	400	6,213,200	$140,817	$28,800
						$140,817	$28,800

At October 31, 2017, the following exchange-traded written options were outstanding for Voya CBRE Long/Short Fund:
Description	Put/Call	Expiration Date	Exercise Price	Number of Contracts	Notional Amount	Premiums Received	Fair Value
Simon Property Group, Inc.	Put	12/15/17	155.00 USD	500	7,766,500	$118,976	$(270,000)
						$118,976	$(270,000)

Currency Abbreviations
USD – United States Dollar
See Accompanying Notes to Financial Statements
33

PORTFOLIO OF INVESTMENTS
Voya CBRE Long/Short Fund	as of October 31, 2017 (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of October 31, 2017 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Investments in securities at value*	$28,800
Total Asset Derivatives		$28,800
Liability Derivatives
Equity contracts	Written options, at fair value	$270,000
Total Liability Derivatives		$270,000

*
Includes purchased options.

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended October 31, 2017 was as follows:
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Written options	Total
Equity contracts	$(112,017)	$(151,024)	$(263,041)
Total	$(112,017)	$(151,024)	$(263,041)

*
Amounts recognized for purchased options are included in net realized gain (loss) on investments.

At October 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $197,200,622.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$11,536,268
Gross Unrealized Depreciation	(11,175,809)
Net Unrealized Appreciation	$360,459

See Accompanying Notes to Financial Statements
34

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended October 31, 2017 were as follows:
Fund Name	Type	Per Share Amount
Voya CBRE Global Infrastructure Fund
Class A	NII	$0.1231
Class I	NII	$0.1486
All Classes	LTCG	$0.7303
Voya CBRE Long/Short Fund
All Classes	LTCG	$0.3306

NII – Net investment income
LTCG – Long-term capital gain
Of the ordinary distributions made during the year ended October 31, 2017, the following percentage qualifies for the dividends received deduction (DRD) available to corporate shareholders:
CBRE Global Infrastructure	16.72%
For the year ended October 31, 2017, 25.90% of ordinary income dividends paid by CBRE Global Infrastructure (including creditable foreign taxes paid) are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals.
The Funds designate the following amount of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):
CBRE Global Infrastructure	$1,590,224
CBRE Long/Short(1)	$16,029,600

(1)
As of Fund’s tax year ended December 31, 2016.

Pursuant to Section 853 of the Internal Revenue Code, the Funds designate the following amounts as foreign taxes paid for the year ended October 31, 2017. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.
	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
CBRE Global Infrastructure	$13,340	$0.0040	14.82%

*
None of the Fund’s income was derived from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld must be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.
35

SHAREHOLDER MEETING INFORMATION (Unaudited)

Proposal:
1
To approve the Agreement and Plan of Reorganization (the “Agreement”) by and among each of CBRE Clarion Infrastructure Fund (“Predecessor Fund Infrastructure Fund”), a series of Advisors’ Inner Circle Fund, Voya CBRE Global Infrastructure Fund (“Voya Infrastructure Fund”), CBRE Clarion Securities LLC, and Voya Investments, LLC, providing for the reorganization of CBRE Clarion Infrastructure Fund with and into Voya Infrastructure Fund.

A special meeting of shareholders of Predecessor Fund Infrastrucure Fund was held June 20, 2017, at the offices of SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456.
	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Total Shares Voted
Predecessor Fund Infrastructure Fund	1*	3,033,146.000	2,192.000	0.000	3,035,338.000

*
Proposal Passed

Proposal:
1
To approve the Agreement and Plan of Reorganization (the “Agreement”) by and among each of CBRE Clarion Long/Short Fund (“Predecessor Fund Long/Short Fund”), a series of Advisors’ Inner Circle Fund, Voya CBRE Long/Short Fund (“Voya Long/Short Fund”), CBRE Clarion Securities LLC, and Voya Investments, LLC, providing for the reorganization of CBRE Clarion Long/Short Fund with and into Voya Long/Short Fund.

A special meeting of shareholders of Predecessor Fund Long/Short Fund was held June 20, 2017, at the offices of SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456.
	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Total Shares Voted
Predecessor Fund Long/Short Fund	1*	18,858,189.000	89,019.000	1,340,642.000	20,287,850.000

*
Proposal Passed

36

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180.
Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Trustee	November 2007 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	151	DSM/Dentaquest, Boston, MA (February 2014 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Chairperson Trustee	January 2014 – Present January 2005 – Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – Present).	151	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	January 2006 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	151	Wisconsin Energy Corporation (June 2006 – Present); The Royce Funds (23 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 75	Trustee	November 2007 – Present	Retired.	151	None.
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 67	Trustee	August 2015 – Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006 – November 2015).	151	None.
Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Trustee	May 2013 – Present	Retired.	151	None.
Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Trustee	January 2005 – Present	Retired.	151	Assured Guaranty Ltd. (April 2004 – Present).
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Trustee	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	151	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Trustee	January 2006 – Present	Consultant (May 2001 – Present).	151	None.
37

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Trustee	October 2015 – Present	Retired. Formerly, President, Bond Division, Fidelity Management and Research (June 2009 – September 2012).	151	None.
Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Trustee	February 2002 – Present	Retired.	151	UGI Corporation (February 2006 – Present) and UGI Utilities, Inc. (February 2006 – Present).
Trustee who is an “interested person”:
Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Trustee	November 2007 – Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006 – Present).	151	Voya Capital Corporation, LLC and Voya Investments Distributor, LLC (December 2005 – Present); Voya Funds Services, LLC, Voya Investments, LLC and Voya Investment Management (March 2006 – Present); and Voya Investment Trust Co. (April 2009 – Present).

(1)
Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of November 30, 2017.

(3)
Mr. Mathews is deemed to be an “interested person” of the Trust as defined in the 1940 Act, because of his current affiliation with the Voya funds, Voya Financial, Inc. or Voya Financial, Inc.’s affiliates.

38

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	President and Chief Executive Officer	November 2006 – Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006 – Present).
Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Executive Vice President	February 2002 – Present	Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (March 2012 – Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011 – December 2013).
Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 67	Executive Vice President Chief Investment Risk Officer	May 1999 – Present September 2009 – Present	Executive Vice President, Voya Investments, LLC (July 2000 – Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 – Present).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Chief Compliance Officer	February 2012 – Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012 – Present).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	Senior Vice President, Voya Investments, LLC and Voya Funds Services, LLC (April 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Senior Vice President	November 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President	May 2006 – Present	Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (March 2006 – Present).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2012 – Present).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Vice President	September 2004 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 – Present).
Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Vice President	February 2003 – Present	Vice President, Voya Funds Services, LLC (February 1996 – Present) and Voya Investments, LLC (October 2004 – Present); Vice President and Money Laundering Reporting Officer, Voya Investments Distributor, LLC (April 2010 – Present). Anti-Money Laundering Compliance Officer, Voya Financial, Inc. (January 2013 – Present); and Money Laundering Reporting Officer, Voya Investment Management Trust Co. (October 2012 – Present).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	September 2014 – Present	Vice President, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014 – October 2015). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997 – March 2014).
39

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Vice President	September 2016 – Present	Vice President, Head of Fund Compliance, Voya Investments LLC, and Chief Compliance Officer for Voya Investments, LLC and Directed Services, LLC (June 2016 – Present). Formerly, Vice President, Mutual Fund Compliance (March 2014 – June 2016); Assistant Vice President, Mutual Fund Compliance (May 2013 – March 2014); Assistant Vice President, Senior Project Manager (May 2008 – May 2013).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Vice President	May 1999 – Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Vice President	March 2006 – Present	Vice President – Mutual Fund Product Development, Voya Investments, LLC (July 2012 – Present); Vice President, Voya Family of Funds (March 2010 – Present) and Vice President, Voya Funds Services, LLC (March 2006 – Present).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President – Director of Tax, Voya Funds Services, LLC (March 2013 – October 2015). Formerly, Assistant Vice President – Director of Tax, Voya Funds Services, LLC (March 2008 – February 2013).
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Secretary	August 2003 – Present	Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Assistant Secretary	June 2010 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Assistant Secretary	August 2003 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).

(1)
The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

40

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF NEW MANAGEMENT AND SUB-ADVISORY CONTRACTS FOR VOYA CBRE GLOBAL INFRASTRUCTURE FUND AND VOYA CBRE LONG/SHORT FUND
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) provides that an investment company, such as Voya Mutual Funds (“VMF”), on behalf of Voya CBRE Global Infrastructure Fund (the “Global Fund”) and Voya CBRE Long/Short Fund (the “Long/Short Fund” and, together with the Global Fund, the “Funds”), each a series of VMF, can enter into new investment management or sub-advisory agreements only if the Board of Trustees of VMF (the “Board”), including a majority of Board members who have no direct or indirect interest in the investment management and sub-advisory agreements, and who are not “interested persons” of the Funds (the “Independent Trustees”), approve the new arrangements. Thus, at its meeting held on November 17, 2016, the Board considered the approval of the investment management contract (the “Management Contract”) with Voya Investments, LLC (“VIL”) and the sub-advisory contract (the “Sub-Advisory Contract”) between VIL and the sub-adviser, CBRE Clarion Securities (“CBRE”) (together, the “Management and Sub-Advisory Contracts”), for the Funds.
In determining whether to approve the Management and Sub-Advisory Contracts for the Funds, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the Management and Sub-Advisory Contracts should be approved. Provided below is a general overview of the contract approval process followed by the Board, as well as a discussion of certain specific factors that the Board considered. While the Board gave its attention to information furnished at the request of the Independent Trustees that was most relevant to its considerations, discussed below are some of the primary matters relevant to the Board’s consideration as to whether to approve the Management and Sub-Advisory Contracts.
The materials provided to the Board in support of the Funds and the Funds’ Management Contracts included the following: (1) a memorandum presenting Management’s rationale for requesting the launch of the Funds that discussed, among other matters, the experience and expertise of VIL in the management of other funds within the Voya family of funds; (2) information regarding the Funds’ proposed investment objectives and strategies and anticipated portfolio characteristics; (3) Fund Analysis and Comparison Tables for the Funds comparing the Funds’ proposed fee and expense structure to a comparable selected peer group (“SPG”); (4) supporting documentation, including the forms of Management and Sub-Advisory Contracts for the Funds; and (5) other information relevant to the Board’s evaluation. In addition, the Board considered the information provided periodically throughout the year in presentations to the Board by VIL in the context of VIL’s oversight and management of the other funds in the Voya family of funds.
At the Board meeting at which the Management and Sub-Advisory Contracts were considered, the Board considered that the Funds would be subject to the standard policies and procedures of VMF previously approved by the Board for other series of VMF and approved in accordance with Rule 38a-1 under the 1940 Act. The Board also noted that, in managing the Funds, VIL and CBRE would be subject to procedures adopted pursuant to Rule 206(4)-7 under the Investment Advisers Act of 1940 that had been previously approved by the Board in connection with other funds in the Voya family of funds.
The Board’s consideration of whether to approve the Management Contracts with VIL on behalf of the Funds took into account several factors, including, but not limited to, the following: (1) the nature, extent and quality of the services to be provided by VIL to the Funds under the proposed Management Contract; (2) VIL’s experience as a manager-of-managers overseeing sub-advisers to other funds within the Voya family of funds; (3) the fairness of the compensation under the proposed Management Contract in light of the services to be provided to the Funds; (4) the costs for the services to be provided by VIL, including that the proposed investment management fee would not be subject to breakpoint discounts; (5) the pricing structure (including the estimated expense ratio to be borne by shareholders) of each Fund, including that: (a) the proposed management fee for the Global Fund is above the average and equal to the median management fees of the funds in the Global Fund’s SPG and the proposed management fee for the Long/Short Fund is below the average and median management fees of the funds in the Long/Short Fund’s SPG, and (b) the estimated expense ratios for the Funds are below the average and median expense ratios of their SPG funds; (6) the projected profitability of VIL and its affiliates arising from VIL’s relationship with the Funds; (7) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of VIL, including its management team’s expertise in the management of other Voya funds; (8) VIL’s compliance capabilities, as demonstrated by, among other things, its policies and procedures designed to prevent violations of the Federal securities laws, which had previously been approved by the Board in connection with their oversight of other funds in the Voya family of funds; (9) the information that had been provided by VIL at regular Board meetings, and in anticipation of the November 17, 2016 meeting; and (10) “fall-out benefits” to VIL and its affiliates that were

41

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

anticipated to arise from VIL’s management of the Funds. The Board did not consider the performance or fees of any comparable accounts managed by VIL because VIL did not manage any comparable accounts.
In reviewing the proposed Sub-Advisory Contracts with CBRE, the Board considered a number of factors, including, but not limited to, the following: (1) VIL’s view of the reputation of CBRE and its sub-advisory services; (2) CBRE’s strength and reputation in the industry; (3) the information that had been provided by CBRE in advance of the November 17, 2016 Joint Investment Review Committee meeting at which CBRE presented with respect to its sub-advisory services; (4) the nature, extent and quality of the services to be provided by CBRE under the proposed Sub-Advisory Contracts; (5) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of CBRE; (6) the fairness of the compensation under the Sub-Advisory Contracts in light of the services to be provided by CBRE as each Fund’s sub-adviser and the compensation received by CBRE from accounts managed by it pursuant to similar investment processes; (7) CBRE’s operations and compliance program, including its policies and procedures intended to assure compliance with the Federal securities laws, which had been reviewed and evaluated by VMF’s Chief Compliance Officer; (8) CBRE’s financial condition; (9) the appropriateness of the selection of CBRE in light of each Fund’s investment objective and prospective investor base; (10) CBRE’s Code of Ethics, which was previously approved by the Board; and (11) “fall-out benefits” to CBRE and its affiliates that were anticipated to arise from CBRE’s management of the Funds. Although the Funds are new and have no performance history, the Board considered performance information for accounts managed by CBRE with similar investment processes as compared to each Fund’s proposed benchmark and anticipated Morningstar category. The Board did not request information regarding CBRE’s expected profitability with respect to the Funds because the Board did not view this data as being a key factor to its deliberations given the arm’s-length nature of the relationship between VIL and CBRE with respect to the negotiation of sub-advisory fee schedules. In addition, the Board noted that sub-advisers typically employ different methodologies in connection with these calculations.
With respect to the nature, extent and quality of services to be provided by VIL and CBRE, the Board was mindful of the “manager-of-managers” platform that has been developed by VIL. The Board recognized that VIL would be responsible for monitoring the investment program, performance, and developments/ on-going operations of CBRE under this manager-of-managers arrangement. The Board also considered the techniques and resources that
VIL has developed to provide ongoing oversight of the nature, extent and quality of the services CBRE would provide to the Funds and CBRE’s compliance with applicable laws and regulations. The Board was previously advised that to assist in the selection and monitoring of sub-advisers, VIL has developed an oversight process formulated by its Manager Research & Selection Group (“MR&S”), which analyzes both qualitative (such as in-person meetings and telephonic meetings with sub-advisers and research on sub-advisers) and quantitative information (such as performance data, portfolio data and attribution analysis) about the sub-advisers.
The Board considered that MR&S also typically provides in-person reports to the IRCs at their meetings prior to sub-adviser presentations. In addition, the Board noted that MR&S prepares periodic due diligence reports regarding sub-advisers based on on-site visits and information and analysis which team members use to attempt to gain and maintain an in-depth understanding of the sub-advisers’ investment processes and to try to identify issues that may be relevant to a sub-adviser’s services to a Voya fund and/or its performance. The Board also noted that MR&S provides written reports on these due diligence analyses to the pertinent IRC. The Board considered the resources that Management has committed to its services as a manager-of-managers, including resources for reporting to the Board and the Investment Review Committees (“IRCs”) to assist them with their assessment investment performance on an on-going basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the IRCs to analyze the key factors underlying investment performance for the funds in the Voya family of funds.
The Board also considered that MR&S has developed, based on guidance from the IRCs, a methodology for monitoring the performance of sub-advisers. The Board also recognized that MR&S provides the IRCs with regular updates on the Voya funds and alerts the IRCs to potential issues as they arise. The Board also considered that VIL regularly monitors performance, personnel, compliance and other issues that may arise on a day-to-day basis regarding sub-advisers and considered that, if issues are identified either through formal or informal processes, they are brought before the IRCs and the Board for consideration and action and VIL consistently makes its resources available to the Board and the IRCs to assist with addressing any issues that arise.
The Board considered that the Funds also will benefit from the services of VIL’s Investment Risk Management Department (the “IRMD”), under the leadership of the

42

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Chief Investment Risk Officer, the costs of which are shared by the Voya funds and VIL. The Board considered that the IRMD regularly presents written materials and reports to the IRCs that focus on the investment risks of the Voya funds. The Board also considered that the IRMD provides the IRCs with analyses that are developed to assist the IRCs in identifying performance trends and other areas over consecutive periods. The Board considered that the services to be provided by the IRMD are meant to provide an additional perspective for the benefit of the IRCs, which may vary from the perspective of MR&S. The Board also considered the techniques used by VIL to monitor sub-adviser performance.
The Board also considered the extent of benefits provided to the Funds’ shareholders, beyond advisory services, from being part of the Voya family of funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among Voya funds available on a product platform, and the wide range of Voya funds available for exchange or transfer. The Board also considered the efforts of VIL and the expenses that it incurred in recent years to help make the Voya family of funds more balanced and efficient by the launch of new investment products and the combinations of similar funds. In addition, the Board considered the risks assumed by VIL with respect to the Funds, risks, including entrepreneurial, regulatory, legal and operational risks, associated with offering and managing a mutual fund complex in the current regulatory and market environment.
Further, the Board considered that it will receive periodic reports showing whether the investment policies and restrictions for the Funds were consistently complied with and other periodic reports covering matters such as those related to the compliance by VIL and CBRE personnel with codes of ethics.
After its deliberation, the Board reached the following conclusions: (1) the Funds’ proposed management fee rates are reasonable in the context of all factors considered by the Board; (2) the Funds’ estimated expense ratios are reasonable in the context of all factors considered by the Board; (3) the proposed sub-advisory fee rates payable by VIL to CBRE are reasonable in the context of all factors considered by the Board; and (4) VIL and CBRE each maintains an appropriate compliance program, with this conclusion based upon the Board’s previous and ongoing review of its compliance programs. Based on these conclusions and other factors, the Board voted to approve the Management and Sub-Advisory Contracts for the Funds. During the Board’s deliberations, different Board members may have given different weight to different individual factors and related conclusions.

43

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
179173         (1017-122017)

Annual Report

October 31, 2017

Classes A, C, I, O, R, R6 and W

■  Voya Global Real Estate Fund

■  Voya International Real Estate Fund

 E-Delivery Sign-up — details inside
This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

INVESTMENT MANAGEMENT
voyainvestments.com

President’s Letter	1
Market Perspective	2
Portfolio Managers’ Reports	4
Shareholder Expense Examples	10
Report of Independent Registered Public Accounting Firm	11
Statements of Assets and Liabilities	12
Statements of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights	16
Notes to Financial Statements	18
Summary Portfolios of Investments (“Portfolio of Investments”)	29
Tax Information	37
Trustee and Officer Information	38

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Funds. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

(THIS PAGE INTENTIONALLY LEFT BLANK)

PRESIDENT’S LETTER

Top o’ the Market to You?

Dear Shareholder,

Asset prices have surged broadly in 2017, raising the question of how long the good times can last. This month, a painting attributed to Leonardo da Vinci sold for $450 million, shattering previous records. Bitcoin, a currency without an underlying economy, recently surpassed $15,000 per coin. In September, Austria sold a 100-year bond issue at a yield of only 2.1%. Apparently, there’s a lot of money sloshing around the global economy, looking for a place to go: does it mean investors are growing overconfident? Are we nearing a market top?

At this point it doesn’t seem so. High prices don’t necessarily mean markets will fall — declines usually occur for a reason, such as an economic recession, dwindling corporate earnings or central banks sharply raising interest rates in efforts to limit inflation. We’re in an unusual period where countries all over the world are growing yet inflation is still low, so central banks have little need to raise rates aggressively. Further, while we expect rates to rise marginally in the U.S., the U.K. and Europe over the next year, we don’t think this presents a challenge to growth, since economic data are solid and corporate earnings are powering ahead.

Still, with prices high, the effects of a downturn could be stressful and widespread. But investors also should remember that worrying about whether a top is near can make it tempting to time the market. Historically, market timing has generally proven to leave the average investor worse off than staying the course.

Regardless of where markets currently are in their cycles, we believe investors are best served by following their asset allocation plan and avoiding the temptation to time entry or exit points. We think the way to make the most of opportunities that present themselves is to engage in broad global diversification across continents and asset classes. If your goals have changed, thoroughly discuss them with your financial advisor before making any changes to your investment strategy.

We seek to remain a reliable partner committed to reliable investing, helping you and your financial advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
Voya Family of Funds
December 7, 2017

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

MARKET PERSPECTIVE:  YEAR ENDED OCTOBER 31, 2017

The first half of our fiscal year ended with global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, already up more than 12%. Investor sentiment was still trying to come to terms with the unexpected result of the U.S. presidential election. For this and perhaps more importantly, other reasons, the Index continued its advance, rising in every month, to end October up 21.70% for the fiscal year. (The Index returned 22.77% for the year ended October 31, 2017, measured in U.S. dollars.)

Markets had been thrown into disarray when on November 8, 2016, the new U.S. President was elected on a platform of massive infrastructure spending, tax reductions, lighter financial regulation, trade protectionism and the repeal of the Affordable Care Act (“ACA”).

The platform was seen as reflationary in the U.S. and elsewhere. The yield curve, which had been rising and steepening, did so faster than ever, especially when the Federal Open Market Committee (“FOMC”) raised the federal funds rate by 25bp (0.25%) on December 14 and projected three more similar raises in 2017.

The term “reflation trade”, meaning the positioning of a portfolio to take advantage of an expected increase in demand, economic activity, inflation and interest rates, had been part of the market pundits’ lexicon for years. There is no doubt that it received new impetus after the election, given the legislative agenda described above and the fact that the party charged with getting it enacted had a majority in both houses of Congress.

Yet expectations for this agenda to drive the reflation trade faded in 2017. Item 1 would be to repeal and replace the ACA. A version of the bill narrowly passed the House on May 4, but the Senate’s increasingly desperate attempts to pass any version foundered early on July 28. Complex and contentious issues were involved, as they would be with policies on tax reform, deregulation and infrastructure spending.

However, by this point most commentators had largely discounted U.S. legislative initiatives as a major source of investor optimism. Now it was a narrative of improving global growth and corporate earnings, albeit fitful and patchy, that was credited with keeping equity markets firm.

In the euro zone, unemployment ended October at 8.9%, the lowest since January 2009. Gross domestic product (“GDP”) grew 2.5% year-over-year in the third quarter of 2017, slightly higher than the U.S. (2.3%). The European Central Bank finally confirmed that monthly bond purchases would be halved to €30 billion in 2018. The region’s Economic Sentiment Indicator ended the period at the highest since 2001.

China had stabilized after causing grave concern in 2016, amid declining growth, policy missteps and ballooning debt. While excessive debt remained a problem, GDP growth in the second quarter of 2017 was a healthy 6.9% year-over-year and 6.8% in the third. Even Japan contributed some good news with GDP growth in the second quarter reported at 2.5% annualized.

In the U.S. the FOMC added a further 25bp (0.25%) in March and again in June to the federal funds rate. But areas of sluggishness, like low core consumer price inflation and wage growth persisted into September, which started with devastating hurricanes and rising geo-political tensions with North Korea. Some commentators suggested that the FOMC might be done for the year.

However, the hurricanes subsided, geo-political tensions cooled and yet another forlorn attempt to replace the ACA was shrugged off. The October employment report showed the unemployment rate at 4.2%, the lowest since February 2001. Wage growth accelerated to 2.9%. Third quarter GDP growth was reported at 3.0% (annualized) after 3.1% in the second. The outline of a long-awaited pro-growth tax reform program was finally announced: short on details, but they would be forthcoming on November 1. October ended with no-one in doubt that the FOMC would raise again in December. Perhaps the reflation trade was back after all.

In U.S. fixed income markets, the Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) rose 0.90% in the fiscal year. The Bloomberg Barclays Long-Term U.S. Treasury sub-index fell 2.44%, as the yield curve rose. Indices of riskier classes outperformed Treasuries. The Bloomberg Barclays U.S. Corporate Investment Grade Bond sub-index climbed 3.46%, the Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) rose 8.92%.

U.S. equities, represented by the S&P 500® Index including dividends, climbed 23.63% during the year, repeatedly closing at a new high. The earnings per share of its constituent companies grew 13% year-over-year in the first quarter of 2017, and 10% in the second. The technology sector was the leader, soaring 38.96%. Telecommunications was the weakest sector, slipping 1.37%.

In currencies, the dollar fell 5.71% against the euro, 7.83% against the pound. While the beginning of the period was just before the U.S. election which generated reflation euphoria, driving the dollar higher, much of this had dissipated. In the meantime, the euro zone’s prospects had improved, while some of the panic over Brexit had faded. The dollar rose 8.45% against the yen, moving within a narrow trading range in the second half.

In international markets, the MSCI Japan® Index surged 27.38% over the year, in an environment of improving corporate governance and profitability, with little competition from fixed income investments. The MSCI Europe ex UK® Index rose 23.07%. Aside from the positive developments noted above, corporate earnings were improving and political fears were assuaged by the election of a centrist President in France. But the MSCI UK® Index added just 11.80%. GDP growth was down to 1.5% year-over-year, little or no progress was being made on Brexit negotiations and it was becoming abundantly clear that the UK’s negotiating position was very weak.

Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

BENCHMARK DESCRIPTIONS

Index	Description
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index	An index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Bloomberg Barclays Long-Term U.S. Treasury Index	This index measures the performance of U.S. Treasury bills with long-term maturity. The credit level for this index is investment grade. The rebalance scheme is monthly.
FTSE EPRA/NAREIT Developed Net Index
The Index is designed to track the performance of listed real estate companies and real-estate investment trusts (REITS) worldwide. Relevant activities are defined as the ownership, disposal and development of income-producing real estate. Constituents are classified into distinct property sectors based on gross invested book assets, as disclosed in the latest published financial statement. Index constituents are free-float adjusted, liquidity, size and revenue screened.

FTSE EPRA/NAREIT Developed ex-US Net Index
The Index is designed to track the performance of listed real estate companies and real-estate investment trusts (REITS) outside the United States. Relevant activities are defined as the ownership, disposal and development of income-producing real estate. Constituents are classified into distinct property sectors based on gross invested book assets, as disclosed in the latest published financial statement. Index constituents are free-float adjusted, liquidity, size and revenue screened.

MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

3

VOYA GLOBAL REAL ESTATE FUND	PORTFOLIO MANAGERS’ REPORT

Geographic Diversification as of October 31, 2017 (as a percentage of net assets)

United States	53.5%
Japan	9.3%
Hong Kong	8.7%
United Kingdom	5.7%
Germany	5.4%
Australia	5.2%
France	4.8%
Singapore	2.1%
Canada	1.8%
Spain	1.3%
Countries between 0.5%-1.3%ˆ	1.8%
Assets in Excess of Other Liabilities*	0.4%
Net Assets	100.0%

* Includes short-term investments.
ˆ Includes 2 countries, which each represents 0.5%-1.3% of net assets.

Portfolio holdings are subject to change daily.

Voya Global Real Estate Fund (the “Fund”) seeks to provide investors with high total return consisting of capital appreciation and current income. The Fund is managed by T. Ritson Ferguson, CFA, Chief Executive Officer and Global Chief Investment Officer, Steven D. Burton, CFA, Co-Chief Investment Officer, and Joseph P. Smith, CFA, President and Co-Chief Investment Officer, Portfolio Managers of CBRE Clarion Securities LLC — the Sub-Adviser.

Performance: For the year ended October 31, 2017, the Fund’s Class A shares, excluding sales charges, provided a total return of 4.59%, compared to the FTSE EPRA/NAREIT Developed Net Index and S&P 500® Index, which returned 6.12% and 23.63%, respectively, for the same period.

Portfolio Specifics: Global real estate shares generated a return of 6.1% over the past twelve months as performance was positive across all three major geographic regions. European property stocks were up 18.7% during the period, while the Asia-Pacific and Americas regions were up 5.8% and 2.8%, respectively. Economic releases continue to show firming economic growth with subdued inflation globally, despite a bias by some central banks to raise policy rates or otherwise tighten monetary policy — specifically, the U.S. Federal Reserve Bank, which is expected to raise the federal funds rate in its December meeting and the Bank of England, which did raise rates in early November. As third quarter earnings releases are now underway, property companies have provided a supportive picture for property fundamentals.

Our market outlook is positive with an expectation of further gains this year for global property companies. We believe that real GDP growth in the U.S. will improve to the 2.0-2.5% range in 2018 and that the yield on the U.S. 10-year Treasury will trend gradually higher. It is our opinion that Monetary policy will tighten in the U.S., but remain relatively more accommodative in Continental Europe and in the Asia-Pacific region. Real estate stocks are performing well in this “slow but steady growth” economic environment, supported by interest rates which have remained in a lower range despite expectations of higher rates looking forward. With real estate companies trading at an approximate 8% discount to our estimate of inherent real estate value of net asset value (NAV), and an implied capitalization rate approaching 6% globally, we believe real estate stocks remain attractively priced.

The Fund trailed the benchmark during the period, as modestly positive stock selection was more than offset by sector allocation decisions. Stock selection in the U.S. was the top contributor to relative performance and was led by the outperformance of holdings in the healthcare, mall and industrial sectors. Stock selection in the Asia-Pacifc region was a drag on relative performance during the period as the benefit of good stock selection in Australia was more than offset by the impact of sub-par stock selection in Hong Kong and Japan. Stock selection in Europe modestly detracted from relative performance as the benefit of favorable stock selection in the German residential sector was offset by the underperformance of pan-European retail holdings. Sector allocation was a modest headwind to performance as favorable positioning in the Asia-Pacific region, especially Australia and Hong Kong, was offset by positioning in Europe, primarily in the U.K.

Top Ten Holdings as of October 31, 2017 (as a percentage of net assets)

Simon Property Group, Inc.	5.2%
ProLogis, Inc.	3.7%
CK Asset Holdings Ltd.	3.6%
Mitsui Fudosan Co., Ltd.	3.1%
Vonovia SE	2.5%
Alexandria Real Estate Equities, Inc.	2.3%
GGP, Inc.	2.3%
Ventas, Inc.	2.3%
Extra Space Storage, Inc.	2.2%
AvalonBay Communities, Inc.	2.1%

Portfolio holdings are subject to change daily.

Current Strategy and Outlook: We remain positive on property fundamentals in the U.S. We are overweight sectors and stocks where we are positive on the fundamentals and where we believe valuations seem reasonable to cheap; we are underweight where we believe fundamentals are weak and valuations are not cheap enough to justify poor fundamentals. We prefer attractively valued stocks that offer visible earnings growth, conservative balance sheets and modest development pipelines. In the U.S., we favor class A mall companies, technology, and select residential and self-storage companies. We have become marginally more positive on hotel companies and have added to shopping centers. We remain more selective in healthcare, net lease, and office sectors. Within residential, we like manufactured housing, single family home-for-rent companies and select coastal apartment REITs. Class A mall stocks have been weak on on-line shopping concerns and we believe offer attractive value at these levels, where we have added to existing positions. We remain selective on the more bond-like sectors that offer modest growth and trade less attractively relative to our estimate of underlying private market real estate value. We favor companies which offer growth in an economic environment which will see fiscal stimulus, increased consumer spending and higher rates of inflation. In Canada, we prefer companies with solid balance sheets, stable earnings growth and above average dividend yield.

In the Asia-Pacific region, we like Hong Kong and Japan REOCs but remain cautious on Singapore. We remain positive on Hong Kong as we believe valuations are attractive relative to property fundamentals which are showing signs of improvement off sluggish levels. We

4

PORTFOLIO MANAGERS’ REPORT	VOYA GLOBAL REAL ESTATE FUND

believe risk of further tightening measures in the residential market appear to have receded with prospects for growth improving. In Japan, we prefer companies with exposure to the Tokyo office market, which continues to experience improved rental growth as vacancies have fallen below the 4% threshold at which landlords enjoy increasing pricing power, particularly with a modest increase in inflation expectations. We have become more cautious on J-REITs and prefer the real estate operating companies, which have higher rates of growth. Australian investments are benefiting from an attractive combination of yield and growth, particularly following recent price weakness. Singapore property fundamentals are improving off cyclical softness but S-REITs in particular lack near-term catalysts for growth. Elevated housing policy risk remains a constant in the Asia-Pacific region, which otherwise is a geography that should benefit from improving global economic growth.

We are positive on Europe given indications of renewed economic growth and stable property fundamentals. We are somewhat more positive in the U.K. given resilient property fundamentals despite uncertainty surrounding Brexit. Tenant demand has exceeded expectations post-Brexit referendum vote. We believe U.K. property shares will continue to be volatile and subject to the political vagaries of this political process, despite arguably “pricing in” much of this risk. We prefer niche property types including student housing and self-storage. On the Continent, economic releases reflect improving economic conditions off a low base against a backdrop of attractive financing and macro political risk that may be diminishing. We are more positive on markets with dependable growth, including Germany and to a lesser extent France, as well as markets with accelerating growth, including Spain, where property fundamentals continue to improve despite recent political uncertainty.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

5

VOYA GLOBAL REAL ESTATE FUND	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended October 31, 2017
	1 Year	5 Year	10 Year	Since Inception of Class R August 5, 2011
Including Sales Charge:
Class A(1)	-1.44%	3.78%	0.50%	—
Class C(2)	2.85%	4.24%	0.34%	—
Class I	4.90%	5.31%	1.42%	—
Class O	4.65%	5.02%	1.09%	—
Class R	4.34%	4.76%	—	6.29%
Class R6(3)	5.08%	5.41%	1.46%	—
Class W(4)	4.85%	5.28%	1.37%	—
Excluding Sales Charge:
Class A	4.59%	5.01%	1.10%	—
Class C	3.85%	4.24%	0.34%	—
Class I	4.90%	5.31%	1.42%	—
Class O	4.65%	5.02%	1.09%	—
Class R	4.34%	4.76%	—	6.29%
Class R6(3)	5.08%	5.41%	1.46%	—
Class W(4)	4.85%	5.28%	1.37%	—
FTSE EPRA/NAREIT Developed Net Index	6.12%	6.45%	1.49%	8.19%
S&P 500® Index	23.63%	15.18%	7.51%	15.48%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Global Real Estate Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.
(2)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.
(3)	Class R6 incepted on July 15, 2014. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.
(4)	Class W incepted on February 12, 2008. The Class W shares performance shown for the period prior to their inception date is the performance of Class A shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

6

PORTFOLIO MANAGERS’ REPORT	VOYA INTERNATIONAL REAL ESTATE FUND

Geographic Diversification as of October 31, 2017 (as a percentage of net assets)

Japan	19.5%
Hong Kong	19.2%
United Kingdom	11.6%
Australia	11.6%
Germany	8.9%
France	8.8%
Singapore	5.7%
Canada	4.0%
Sweden	3.0%
Spain	1.4%
Countries between 0.6%-1.4%ˆ	5.3%
Assets in Excess of Other Liabilities*	1.0%
Net Assets	100.0%

* Includes short-term investments.
ˆ Includes 6 countries, which each represents 0.6%-1.4% of net assets.

Portfolio holdings are subject to change daily.

Voya International Real Estate Fund (the “Fund”) seeks to provide investors with high total return. The Fund is managed by T. Ritson Ferguson, CFA, Chief Executive Officer and Global Chief Investment Officer, Steven D. Burton, CFA, Co-Chief Investment Officer, and Joseph P. Smith, CFA, President and Co-Chief Investment Officer, Portfolio Managers of CBRE Clarion Securities LLC — the Sub-Adviser.

Performance: For the year ended October 31, 2017, the Fund’s Class A shares, excluding sales charges, provided a total return of 9.50% compared to the FTSE EPRA/NAREIT Developed ex-US Net Index and S&P 500® Index which returned 10.59% and 23.63%, respectively, for the same period.

Portfolio Specifics: International real estate stocks, as measured by the FTSE EPRA/NAREIT Developed ex-US Net Index, delivered a positive total return of 10.6% over the past twelve months as returns were positive in all major markets, with the exception of Japan. European property stocks, up 18.7%, were the outperformers as an improving economic landscape coupled with receding geopolitical concern on the Continent acted as a positive catalyst. U.K. property stocks were also up sharply despite the uncertainty of Brexit. The Asia-Pacific region delivered a positive return of 5.8%, led by strong performance in Singapore, 26.9%, and Hong Kong, 16.9%. Japan underperformed during the period, down 6.0%, as the interest-rate sensitive Japanese REITs were the worst-performing property sector. Australia, conversely, was increased 6.6% during the period.

Our market outlook is positive with an expectation of further gains this year for international property companies. We believe that global economic growth will improve in 2018. We believe monetary policy will tighten in the U.S., but remain relatively more accommodative in Continental Europe and in the Asia-Pacific region. Real estate stocks are performing well in this “slow but steady growth” economic environment, supported by interest rates which have remained in a lower range despite expectations of higher rates looking forward. With international real estate companies trading at an approximate 15% discount to our estimate of inherent real estate value of net asset value (NAV), and an implied capitalization rate of 5.5%, we believe international real estate stocks remain attractively priced.

Stock selection added value during the past twelve months as stock selection in Europe and the Asia-Pacific region were the top contributors to relative performance. In Europe, stock selection was positive on the Continent as well as in the U.K. Notable contributors to relative performance included exposure to German residential as well as the U.K. industrial and student housing sectors. In the Asia-Pacific region, stock selection was positive in Australia, Japan and Singapore, while stock selection lagged in Hong Kong. Country allocation decisions were essentially flat during the period as the benefit of positive decisions in the Asia-Pacific region was neutralized by the impact of sector decisions in Europe and Canada.

Top Ten Holdings as of October 31, 2017 (as a percentage of net assets)

Mitsui Fudosan Co., Ltd.	6.0%
CK Asset Holdings Ltd.	5.8%
Sun Hung Kai Properties Ltd.	4.9%
Link REIT	4.7%
Unibail-Rodamco SE	3.8%
Vonovia SE	3.0%
City Developments Ltd.	2.9%
Westfield Corp.	2.9%
Mirvac Group	2.9%
Hang Lung Properties Ltd.	2.8%

Portfolio holdings are subject to change daily.

Current Strategy and Outlook: In the Asia-Pacific region, we like Hong Kong and the operating companies in Japan and Singapore. We remain positive on Hong Kong as we believe valuations are attractive relative to property fundamentals which are showing signs of improvement off sluggish levels. We believe risk of further tightening measures in the residential market also currently appear to have receded with prospects for growth improving. In Japan, we prefer companies with exposure to the Tokyo office market, which continues to experience improved rental growth as vacancies have fallen below the 4% threshold at which landlords enjoy increasing pricing power, particularly with a modest increase in inflation expectations. We have become more cautious on J-REITs and prefer the real estate operating companies, which have higher rates of growth. Australian investments are benefiting from an attractive combination of yield and growth, particularly following recent price weakness. Singapore property fundamentals are improving off cyclical softness, but we prefer the developers although have also added to the S-REITs. Elevated housing policy risk remains a constant in the Asia-Pacific region, which otherwise is a geography that should benefit from improving global economic growth. We remain cautious in Australia overall and prefer the office sector.

We are positive on Europe given indications of renewed economic growth and stable property fundamentals. We are more positive in the U.K. given resilient property fundamentals despite uncertainty surrounding Brexit. Tenant demand has exceeded expectations post-Brexit referendum vote. U.K. property shares will continue to be volatile and subject to the political vagaries of this political process, despite arguably “pricing in” much of this risk. We prefer niche property types including student housing and self-storage. On the Continent, economic releases reflect improving economic conditions off a low base against a backdrop of attractive financing and macro political

7

VOYA INTERNATIONAL REAL ESTATE FUND	PORTFOLIO MANAGERS’ REPORT

risk that may be diminishing. We are more positive on markets with dependable growth, including Germany and to a lesser extent France, as well as markets with accelerating growth, including Spain, despite recent political uncertainty.

We believe the Canadian REITs will provide stable total return anchored by dividend yield. We prefer attractively valued stocks that offer visible earnings growth, conservative balance sheets and modest development pipelines. We are overweight sectors and stocks where we are positive on the fundamentals and the valuations seem reasonable to cheap, and we are underweight where fundamentals are weak and valuations are not cheap to justify poor fundamentals. Caution is warranted in the more energy-dependent western Canadian provinces but overall growth otherwise remains steady in our view.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

8

PORTFOLIO MANAGERS’ REPORT	VOYA INTERNATIONAL REAL ESTATE FUND

Average Annual Total Returns for the Periods Ended October 31, 2017
	1 Year	5 Year	10 Year
Including Sales Charge:
Class A(1)	3.23%	3.45%	-0.90%
Class C(2)	7.70%	3.91%	-1.05%
Class I	9.68%	4.98%	-0.01%
Class W(3)	9.77%	4.96%	-0.04%
Excluding Sales Charge:
Class A	9.50%	4.68%	-0.31%
Class C	8.69%	3.91%	-1.05%
Class I	9.68%	4.98%	-0.01%
Class W(3)	9.77%	4.96%	-0.04%
FTSE EPRA/NAREIT Developed ex-US Net Index	10.59%	5.01%	-0.14%
S&P 500® Index	23.63%	15.18%	7.51%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya International Real Estate Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.
(2)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.
(3)	Class W incepted on February 12, 2008. The Class W shares performance shown for the period prior to their inception date is the performance of Class A shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

9

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2017 to October 31, 2017. Each Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2017*	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2017*
Voya Global Real Estate Fund
Class A	$1,000.00	$1,030.80	1.34%	$6.86	$1,000.00	$1,018.45	1.34%	$6.82
Class C	1,000.00	1,027.50	2.09	10.68	1,000.00	1,014.67	2.09	10.61
Class I	1,000.00	1,032.40	1.05	5.38	1,000.00	1,019.91	1.05	5.35
Class O	1,000.00	1,031.40	1.34	6.86	1,000.00	1,018.45	1.34	6.82
Class R	1,000.00	1,029.50	1.59	8.13	1,000.00	1,017.19	1.59	8.08
Class R6	1,000.00	1,033.20	0.89	4.56	1,000.00	1,020.72	0.89	4.53
Class W	1,000.00	1,032.10	1.09	5.58	1,000.00	1,019.71	1.09	5.55
Voya International Real Estate Fund
Class A	$1,000.00	$1,053.20	1.46%	$7.56	$1,000.00	$1,017.85	1.46%	$7.43
Class C	1,000.00	1,050.50	2.21	11.42	1,000.00	1,014.06	2.21	11.22
Class I	1,000.00	1,054.30	1.21	6.27	1,000.00	1,019.11	1.21	6.16
Class W	1,000.00	1,054.40	1.21	6.27	1,000.00	1,019.11	1.21	6.16

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

10

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Voya Mutual Funds:

We have audited the accompanying statements of assets and liabilities of Voya Global Real Estate Fund and Voya International Real Estate Fund, each a series of Voya Mutual Funds, including the summary portfolios of investments, as of October 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds of Voya Mutual Funds as of October 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 21, 2017

11

STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2017

	Voya Global Real Estate Fund	Voya International Real Estate Fund
ASSETS:
Investments in securities at fair value+*	$1,953,609,892	$234,667,729
Short-term investments at fair value**	27,544,423	1,053,795
Foreign currencies at value***	—	34,642
Receivables:
Investment securities sold	13,935,969	5,508,133
Fund shares sold	1,553,272	242,412
Dividends	1,841,311	572,452
Foreign tax reclaims	1,396,769	234,000
Unrealized appreciation on forward foreign currency contracts	—	4,794
Prepaid expenses	64,156	11,157
Reimbursement due from manager	—	34,056
Other assets	108,894	18,442
Total assets	2,000,054,686	242,381,612
LIABILITIES:
Payable for investment securities purchased	16,135,608	3,532,749
Payable for fund shares redeemed	4,692,582	1,221,702
Payable upon receipt of securities loaned	15,174,882	—
Unrealized depreciation on forward foreign currency contracts	2,586	—
Payable for investment management fees	1,418,785	227,599
Payable for distribution and shareholder service fees	151,579	16,178
Payable to trustees under the deferred compensation plan (Note 6)	108,894	18,442
Payable for trustee fees	12,234	1,585
Other accrued expenses and liabilities	1,233,557	114,183
Total liabilities	38,930,707	5,132,438
NET ASSETS	$1,961,123,979	$237,249,174
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$1,376,712,198	$275,765,596
Undistributed (distributions in excess of) net investment income or accumulated net investment loss	(2,923,399)	11,581,936
Accumulated net realized gain (loss)	134,933,454	(93,267,766)
Net unrealized appreciation	452,401,726	43,169,408
NET ASSETS	$1,961,123,979	$237,249,174

+ Including securities loaned at value	$14,803,945	$—
* Cost of investments in securities	$1,501,226,188	$191,501,497
** Cost of short-term investments	$27,544,423	$1,053,795
*** Cost of foreign currencies	$—	$34,671

See Accompanying Notes to Financial Statements

12

STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2017 (CONTINUED)

	Voya Global Real Estate Fund	Voya International Real Estate Fund
Class A
Net assets	$276,143,891	$38,715,101
Shares authorized	unlimited	unlimited
Par value	$—	$—
Shares outstanding	14,219,756	4,544,076
Net asset value and redemption price per share†	$19.42	$8.52
Maximum offering price per share (5.75%)(1)	$20.60	$9.04

Class C
Net assets	$101,242,614	$7,827,386
Shares authorized	unlimited	unlimited
Par value	$—	$—
Shares outstanding	6,118,682	922,363
Net asset value and redemption price per share†	$16.55	$8.49

Class I
Net assets	$1,266,206,562	$179,500,936
Shares authorized	unlimited	unlimited
Par value	$—	$—
Shares outstanding	65,266,215	21,056,466
Net asset value and redemption price per share	$19.40	$8.52

Class O
Net assets	$11,274,474	n/a
Shares authorized	unlimited	n/a
Par value	$—	n/a
Shares outstanding	580,999	n/a
Net asset value and redemption price per share	$19.41	n/a

Class R
Net assets	$2,654,035	n/a
Shares authorized	unlimited	n/a
Par value	$—	n/a
Shares outstanding	137,172	n/a
Net asset value and redemption price per share	$19.35	n/a

Class R6
Net assets	$47,605,470	n/a
Shares authorized	unlimited	n/a
Par value	$—	n/a
Shares outstanding	2,453,767	n/a
Net asset value and redemption price per share	$19.40	n/a

Class W
Net assets	$255,996,933	$11,205,751
Shares authorized	unlimited	unlimited
Par value	$—	$—
Shares outstanding	13,166,918	1,308,922
Net asset value and redemption price per share	$19.44	$8.56

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
†	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

13

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2017

	Voya Global Real Estate Fund	Voya International Real Estate Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$64,439,902	$10,647,736
Securities lending income, net	23,251	—
Total investment income	64,463,153	10,647,736

EXPENSES:
Investment management fees	20,015,281	3,419,570
Distribution and shareholder service fees:
Class A	912,999	184,623
Class B(1)	4,431	166
Class C	1,210,899	85,998
Class O	28,584	—
Class R	14,467	—
Transfer agent fees:
Class A	715,387	72,237
Class B(1)	867	11
Class C	237,235	8,402
Class I	2,501,983	16,005
Class O	22,411	—
Class R	5,669	—
Class R6	1,165	—
Class W	555,430	12,618
Shareholder reporting expense	434,424	14,074
Registration fees	131,481	66,501
Professional fees	143,739	30,035
Custody and accounting expense	739,956	218,816
Trustee fees	97,871	12,680
Miscellaneous expense	214,950	35,132
Interest expense	6,823	12,758
Total expenses	27,996,052	4,189,626
Waived and reimbursed fees	—	(86,263)
Brokerage commission recapture	(46,256)	—
Net expenses	27,949,796	4,103,363
Net investment income	36,513,357	6,544,373
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	402,496,307	24,183,228
Forward foreign currency contracts	(1,382,926)	(505,425)
Foreign currency related transactions	725,901	287,914
Net realized gain	401,839,282	23,965,717
Net change in unrealized appreciation (depreciation) on:
Investments	(332,533,325)	(6,631,327)
Forward foreign currency contracts	(2,586)	4,794
Foreign currency related transactions	74,948	48,309
Net change in unrealized appreciation (depreciation)	(332,460,963)	(6,578,224)
Net realized and unrealized gain	69,378,319	17,387,493
Increase in net assets resulting from operations	$105,891,676	$23,931,866

* Foreign taxes withheld	$3,468,074	$1,050,050
(1) Class B converted to Class A on May 2, 2017.

See Accompanying Notes to Financial Statements

14

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Global Real Estate Fund		Voya International Real Estate Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
FROM OPERATIONS:
Net investment income	$36,513,357	$69,294,633	$6,544,373	$9,009,083
Net realized gain	401,839,282	255,673,739	23,965,717	9,561,051
Net change in unrealized appreciation (depreciation)	(332,460,963)	(358,489,264)	(6,578,224)	(30,443,803)
Increase (decrease) in net assets resulting from operations	105,891,676	(33,520,892)	23,931,866	(11,873,669)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(13,150,281)	(18,477,039)	(9,167,695)	(2,151,426)
Class B(1)	(21,167)	(55,273)	(3,166)	(394)
Class C	(4,139,842)	(3,953,072)	(774,796)	(83,430)
Class I	(61,472,599)	(67,609,722)	(23,649,581)	(6,192,024)
Class O	(399,083)	(336,143)	—	—
Class R	(93,678)	(65,226)	—	—
Class R6	(2,566,263)	(3,226,379)	—	—
Class W	(10,294,157)	(9,554,098)	(1,475,137)	(429,059)
Net realized gains:
Class A	(1,306,763)	—	—	—
Class B(1)	(3,398)	—	—	—
Class C	(426,451)	—	—	—
Class I	(4,928,416)	—	—	—
Class O	(30,659)	—	—	—
Class R	(7,769)	—	—	—
Class R6	(204,447)	—	—	—
Class W	(728,019)	—	—	—
Total distributions	(99,772,992)	(103,276,952)	(35,070,375)	(8,856,333)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	476,868,928	648,846,575	62,813,383	77,690,338
Reinvestment of distributions	90,115,940	93,677,340	16,065,405	3,443,115
	566,984,868	742,523,915	78,878,788	81,133,453
Cost of shares redeemed	(1,703,294,486)	(1,690,366,108)	(286,033,596)	(249,672,898)
Net decrease in net assets resulting from capital share transactions	(1,136,309,618)	(947,842,193)	(207,154,808)	(168,539,445)
Net decrease in net assets	(1,130,190,934)	(1,084,640,037)	(218,293,317)	(189,269,447)
NET ASSETS:
Beginning of year or period	3,091,314,913	4,175,954,950	455,542,491	644,811,938
End of year or period	$1,961,123,979	$3,091,314,913	$237,249,174	$455,542,491
Undistributed (distributions in excess of) net investment income or accumulated net investment loss at end of year or period	$(2,923,399)	$56,008,666	$11,581,936	$28,201,623

(1)	Class B converted to Class A on May 2, 2017.

See Accompanying Notes to Financial Statements

15

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/ additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)		(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Global Real Estate Fund
Class A
10-31-17	19.27	0.26	•	0.60	0.86	0.66	0.05	—	0.71	—	19.42	4.59		1.34	1.34	1.34	1.35	276,144	83
10-31-16	20.01	0.34	•	(0.55)	(0.21)	0.53	—	—	0.53	—	19.27	(1.15)		1.30	1.30	1.30	1.71	588,084	34
10-31-15	20.42	0.23	•	(0.21)	0.02	0.43	—	—	0.43	—	20.01	0.11		1.26	1.26	1.26	1.13	877,431	42
10-31-14	18.85	0.28	•	1.70	1.98	0.41	—	—	0.41	—	20.42	10.64		1.26	1.26	1.26	1.45	1,199,991	40
10-31-13	17.57	0.23	•	1.76	1.99	0.71	—	—	0.71	—	18.85	11.53		1.24	1.24	1.24	1.27	1,520,287	38
Class C
10-31-17	16.53	0.09	•	0.53	0.62	0.55	0.05	—	0.60	—	16.55	3.85		2.09	2.09	2.09	0.54	101,243	83
10-31-16	17.25	0.17	•	(0.48)	(0.31)	0.41	—	—	0.41	—	16.53	(1.91)		2.05	2.05	2.05	0.97	146,114	34
10-31-15	17.67	0.06	•	(0.17)	(0.11)	0.31	—	—	0.31	—	17.25	(0.65)		2.01	2.01	2.01	0.34	184,435	42
10-31-14	16.37	0.11	•	1.48	1.59	0.29	—	—	0.29	—	17.67	9.84		2.01	2.01	2.01	0.66	215,023	40
10-31-13	15.35	0.08	•	1.54	1.62	0.60	—	—	0.60	—	16.37	10.72		1.99	1.99	1.99	0.52	228,913	38
Class I
10-31-17	19.26	0.30	•	0.62	0.92	0.73	0.05	—	0.78	—	19.40	4.90		1.05	1.05	1.05	1.58	1,266,207	83
10-31-16	20.01	0.40	•	(0.56)	(0.16)	0.59	—	—	0.59	—	19.26	(0.90)		1.01	1.01	1.01	2.02	1,950,686	34
10-31-15	20.42	0.28	•	(0.20)	0.08	0.49	—	—	0.49	—	20.01	0.41		0.99	0.99	0.99	1.39	2,665,641	42
10-31-14	18.85	0.34		1.69	2.03	0.46	—	—	0.46	—	20.42	10.97		0.98	0.98	0.98	1.67	3,294,318	40
10-31-13	17.57	0.28	•	1.76	2.04	0.76	—	—	0.76	—	18.85	11.83		0.97	0.97	0.97	1.54	2,824,712	38
Class O
10-31-17	19.26	0.26		0.61	0.87	0.67	0.05	—	0.72	—	19.41	4.65		1.34	1.34	1.34	1.26	11,274	83
10-31-16	20.01	0.33		(0.55)	(0.22)	0.53	—	—	0.53	—	19.26	(1.18)		1.30	1.30	1.30	1.70	11,929	34
10-31-15	20.42	0.22	•	(0.20)	0.02	0.43	—	—	0.43	—	20.01	0.12		1.26	1.26	1.26	1.08	12,976	42
10-31-14	18.85	0.26		1.72	1.98	0.41	—	—	0.41	—	20.42	10.65		1.26	1.26	1.26	1.40	14,360	40
10-31-13	17.57	0.23	•	1.76	1.99	0.71	—	—	0.71	—	18.85	11.52		1.24	1.24	1.24	1.27	14,157	38
Class R
10-31-17	19.21	0.19	•	0.62	0.81	0.62	0.05	—	0.67	—	19.35	4.34		1.59	1.59	1.59	1.01	2,654	83
10-31-16	19.96	0.29	•	(0.55)	(0.26)	0.49	—	—	0.49	—	19.21	(1.40)		1.55	1.55	1.55	1.46	3,100	34
10-31-15	20.37	0.15	•	(0.18)	(0.03)	0.38	—	—	0.38	—	19.96	(0.12)		1.51	1.51	1.51	0.72	2,231	42
10-31-14	18.82	0.23	•	1.69	1.92	0.37	—	—	0.37	—	20.37	10.35		1.51	1.51	1.51	1.17	1,631	40
10-31-13	17.52	0.20	•	1.74	1.94	0.64	—	—	0.64	—	18.82	11.28		1.49	1.49	1.49	1.06	733	38
Class R6
10-31-17	19.26	0.34	•	0.61	0.95	0.76	0.05	—	0.81	—	19.40	5.08		0.89	0.89	0.89	1.75	47,605	83
10-31-16	20.01	0.43	•	(0.56)	(0.13)	0.62	—	—	0.62	—	19.26	(0.75)		0.87	0.87	0.87	2.17	85,600	34
10-31-15	20.42	0.29	•	(0.19)	0.10	0.51	—	—	0.51	—	20.01	0.53		0.87	0.87	0.87	1.45	105,257	42
07-15-14(4)–10-31-14	20.36	(0.03	)•	0.20	0.17	0.11	—	—	0.11	—	20.42	0.87		0.87	0.87	0.87	(0.56)	103,446	40
Class W
10-31-17	19.30	0.29	•	0.62	0.91	0.72	0.05	—	0.77	—	19.44	4.85		1.09	1.09	1.09	1.52	255,997	83
10-31-16	20.05	0.38		(0.55)	(0.17)	0.58	—	—	0.58	—	19.30	(0.92)		1.05	1.05	1.05	1.97	304,493	34
10-31-15	20.46	0.27	•	(0.20)	0.07	0.48	—	—	0.48	—	20.05	0.38		1.01	1.01	1.01	1.35	324,820	42
10-31-14	18.89	0.33	•	1.70	2.03	0.46	—	—	0.46	—	20.46	10.91		1.01	1.01	1.01	1.70	392,003	40
10-31-13	17.60	0.27		1.77	2.04	0.75	—	—	0.75	—	18.89	11.84		0.99	0.99	0.99	1.51	388,314	38
Voya International Real Estate Fund
Class A
10-31-17	8.56	0.16	•	0.57	0.73	0.77	—	—	0.77	—	8.52	9.50		1.55	1.46	1.46	1.92	38,715	106
10-31-16	8.88	0.13		(0.32)	(0.19)	0.13	—	—	0.13	—	8.56	(2.17)		1.45	1.45	1.45	1.49	123,744	89
10-31-15	9.52	0.13		(0.31)	(0.18)	0.44	—	0.02	0.46	—	8.88	(1.91	)(a)	1.40	1.40	1.40	1.39	166,211	84
10-31-14	9.66	0.16		0.23	0.39	0.53	—	—	0.53	—	9.52	4.30		1.42	1.42	1.42	1.74	185,840	67
10-31-13	8.99	0.13		1.15	1.28	0.61	—	—	0.61	—	9.66	14.70		1.46	1.45	1.45	1.44	192,225	50

See Accompanying Notes to Financial Statements

16

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/ additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)		(%)	(%)	(%)	(%)	($000’s)	(%)
Voya International Real Estate Fund (continued)
Class C
10-31-17	8.53	0.09	•	0.57	0.66	0.70	—	—	0.70	—	8.49	8.69		2.30	2.21	2.21	1.14	7,827	106
10-31-16	8.84	0.06		(0.31)	(0.25)	0.06	—	—	0.06	—	8.53	(2.81)		2.20	2.20	2.20	0.73	10,394	89
10-31-15	9.49	0.07		(0.33)	(0.26)	0.37	—	0.02	0.39	—	8.84	(2.74	)(a)	2.15	2.15	2.15	0.64	13,225	84
10-31-14	9.63	0.09	•	0.23	0.32	0.46	—	—	0.46	—	9.49	3.52		2.17	2.17	2.17	0.98	15,391	67
10-31-13	8.96	0.07		1.14	1.21	0.54	—	—	0.54	—	9.63	13.88		2.21	2.20	2.20	0.69	17,163	50
Class I
10-31-17	8.57	0.18	•	0.56	0.74	0.79	—	—	0.79	—	8.52	9.68		1.21	1.21	1.21	2.14	179,501	106
10-31-16	8.89	0.16		(0.32)	(0.30)	0.16	—	—	0.16	—	8.57	(1.85)		1.13	1.13	1.13	1.80	301,304	89
10-31-15	9.53	0.15	•	(0.30)	(0.15)	0.47	—	0.02	0.49	—	8.89	(1.59	)(a)	1.09	1.09	1.09	1.65	432,423	84
10-31-14	9.67	0.18		0.24	0.42	0.56	—	—	0.56	—	9.53	4.62		1.12	1.12	1.12	1.98	399,924	67
10-31-13	9.00	0.16		1.15	1.31	0.64	—	—	0.64	—	9.67	15.04		1.15	1.14	1.14	1.76	331,721	50
Class W
10-31-17	8.60	0.18	•	0.57	0.75	0.79	—	—	0.79	—	8.56	9.77		1.30	1.21	1.21	2.16	11,206	106
10-31-16	8.92	0.16		(0.33)	(0.17)	0.15	—	—	0.15	—	8.60	(1.91)		1.20	1.20	1.20	1.74	20,057	89
10-31-15	9.56	0.13		(0.19)	(0.16)	0.46	—	0.02	0.48	—	8.92	(1.65	)(a)	1.15	1.15	1.15	1.55	32,756	84
10-31-14	9.70	0.18		0.23	0.41	0.55	—	—	0.55	—	9.56	4.55		1.17	1.17	1.17	1.93	32,251	67
10-31-13	9.02	0.15		1.16	1.31	0.63	—	—	0.63	—	9.70	15.06		1.21	1.20	1.20	1.70	29,625	50

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by an Investment Advisor, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.
(4)	Commencement of operations.
(a)	Excluding amounts related to a foreign currency settlement recorded in the fiscal year ended October 31, 2015, International Real Estate total return would have been (2.03)%, (2.82)%, (2.86)%, (1.71)% and (1.77)% for Classes A, B, C, I and W, respectively.
•	Calculated using average number of shares outstanding throughout the year or period.

See Accompanying Notes to Financial Statements

17

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2017

NOTE 1 — ORGANIZATION

Voya Mutual Funds (the “Trust”) is a Delaware statutory trust organized on December 18, 1992 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end investment management company. There are sixteen separate active investment series, two of which are included in this report (each, a “Fund” and collectively, the “Funds”): Voya Global Real Estate Fund (“Global Real Estate”) and Voya International Real Estate Fund (“International Real Estate”). Each Fund is a diversified series of the Trust.

Each Fund offers at least one or more of the following classes of shares: Class A, Class C, Class I, Class O, Class R, Class R6 and Class W. At the close of business on May 2, 2017 (the “Conversion Date”), all outstanding Class B shares of each Fund were converted to Class A shares of the same Fund, which was prior to the date the Class B shares would have normally converted to Class A shares. Shareholders benefited from the earlier Conversion Date because the 12b-1 fees for Class A shares are lower than the 12b-1 fees for Class B shares. No contingent deferred sales charges (“CDSCs”) were payable in connection with this early conversion. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees and transfer agent fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Funds.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A.   Security Valuation. Each Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Fund is closed for business, Fund shares will not be priced and a Fund does not transact purchase and redemption orders. To the extent a Fund’s assets are traded in other markets on days when a Fund does not price its shares, the value of a Fund’s assets will likely change and you will not be able to purchase or redeem shares of a Fund.

Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.

18

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2017 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

When a market quotation is not readily available or is deemed unreliable, each Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Funds’ Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) Over-the-counter swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.

The prospectuses of the open-end registered investment companies in which each Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.

All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Funds’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Funds. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Fund.

Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the sub-adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable

19

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2017 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

accounting rules. A table summarizing the Funds’ investments under these levels of classification is included following the Portfolios of Investments.

GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between levels of a Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Fund has a significant amount of Level 3 investments.

For the year ended October 31, 2017, there have been no significant changes to the fair valuation methodologies.

B.  Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded, net of any applicable withholding tax, on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

The Funds estimate components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of cost of the related investments. If the Funds no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

C.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars.

Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid, and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D.  Risk Exposures and the Use of Derivative Instruments. The Funds’ investment strategies permit them to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts, futures, purchased options, written options, and swaps. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.

In pursuit of their investment objectives, the Funds may seek to increase or decrease their exposure to the following market or credit risk factors:

Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an

20

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2017 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Fund to achieve its investment objectives.

Foreign Exchange Rate Risk. To the extent that a Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Fund through foreign currency exchange transactions.

Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.

Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, market interest rates in the United States are at or near historic lows, which may increase a Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.

Risks of Investing in Derivatives. The Funds’ use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market or credit risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Fund and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Fund to the risk of improper valuation.

Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated over-the-counter (“OTC”) with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.

The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union is (and other countries outside of the

21

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2017 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

European Union are) implementing similar requirements, which will affect a Fund when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear. Central clearing is expected to reduce counterparty risk and increase liquidity, however, there is no assurance that it will achieve that result, and in the meantime, central clearing and related requirements expose a Fund to new kinds of costs and risks.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. The Funds’ derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Funds intend to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, the Funds generally enter into master netting arrangements, established within the Funds’ International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by the Funds and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

The Funds may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Funds is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

At October 31, 2017, the Funds had not entered into any Master Agreements.

E.  Forward Foreign Currency Transactions. Each Fund may enter into forward foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar, generally in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or may use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

During the year ended October 31, 2017, Global Real Estate and International Real Estate had average contract amounts on forward foreign currency contracts to buy and sell as disclosed below. Each Fund used forward foreign currency contracts primarily to protect their non-U.S. dollar denominated holdings from adverse currency movements. Please refer to the tables following the respective Portfolio of Investments for each Fund for open forward foreign currency contracts at October 31, 2017.

	Buy	Sell
Global Real Estate	$11,112,635	$6,998,640
International Real Estate	1,330,473	1,388,429

F.  Distributions to Shareholders. The Funds record distributions to their shareholders on ex-dividend date. Each Fund declares and pays dividends, if any, quarterly and each Fund distributes capital gains, if any, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.

G.  Federal Income Taxes. It is the policy of each Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

H. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported

22

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2017 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

I.  Securities Lending. Each Fund has the option to temporarily loan securities representing up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Funds will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Funds will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Funds will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Funds. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Funds to be more volatile. The use of leverage may increase expenses and increase the impact of the Funds’ other risks.

J. Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

Securities that are not registered for sale to the public under the Securities Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.

K. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended October 31, 2017, the cost of purchases and the proceeds from the sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Global Real Estate	$2,017,135,596	$3,177,718,741
International Real Estate	333,118,952	562,475,594

NOTE 4 — INVESTMENT MANAGEMENT FEES

The Funds have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Funds. The Investment Adviser oversees all investment advisory and portfolio management services for the Funds and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. The Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates.

Fund	As a Percentage of Average Daily Net Assets
Global Real Estate	0.90% on the first $250 million; 0.875% on the next $250 million; and 0.80% in excess of $500 million
International Real Estate	1.10% on the first $250 million; 1.00% on the next $250 million; and 0.90% in excess of $500 million

CBRE Clarion Securities LLC serves as the sub-adviser to the Funds. The sub-adviser provides investment advice for the Funds and is paid by the Investment Adviser based on the average daily net assets of each respective Fund. Subject to such policies as the Board or Investment Adviser may determine, the sub-adviser manages each Fund’s assets in accordance with that Fund’s investment objectives, policies, and limitations.

23

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2017 (CONTINUED)

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds, except Class I, Class R6, and Class W, has a plan (each a “Plan” and collectively, the “Plans”), whereby the Distributor is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, each class of shares of a Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following annual rates:

Fund	Class A	Class C	Class O	Class R
Global Real Estate	0.25%	1.00%	0.25%	0.50%
International Real Estate	0.25%	1.00%	N/A	N/A

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the year ended October 31, 2017, the Distributor retained the following amounts in sales charges from the following Funds:

	Class A	Class C
Initial Sales Charges:
Global Real Estate	$9,082	$—
International Real Estate	1,617	—
Contingent Deferred Sales Charges:
Global Real Estate	$2,840	$3,140
International Real Estate	—	69

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At October 31, 2017, there were no direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. that owned more than 5% of the Funds.

Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.

The Investment Adviser may request that the Funds’ sub-adviser use its best efforts (subject to obtaining best execution of each transaction) to allocate a Fund’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amounts credited to the Funds are reflected as brokerage commission recapture in the Statements of Operations.

The Funds have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Funds. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Funds purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

NOTE 7 — EXPENSE LIMITATION AGREEMENTS

The Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses to the levels listed below:

Maximum Operating Expense Limit (as a percentage of average net assets)

Fund	Class A	Class C	Class I	Class O	Class R	Class R6	Class W
Global Real Estate	1.40%	2.15%	1.15%	1.40%	1.65%	1.10%	1.15%
International Real Estate	1.50%	2.25%	1.25%	N/A	N/A	N/A	1.25%

Pursuant to a side letter agreement, through at least March 1, 2018, the Investment Adviser and CBRE Clarion Securities LLC have further lowered the expense limits for International Real Estate. If the Investment Adviser and CBRE Clarion Securities LLC elect not to renew the side letter agreement, the expense limits will revert to the limits listed in the table above. Termination or modification of this obligation requires approval by the Board.

Fund	Class A	Class C	Class I	Class O	Class R	Class R6	Class W
International Real Estate(1)	1.45%	2.20%	1.20%	N/A	N/A	N/A	1.20%

(1)	Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment.

Unless otherwise specified above, the Investment Adviser may at a later date recoup from a Fund for class specific

24

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2017 (CONTINUED)

NOTE 7 — EXPENSE LIMITATION AGREEMENTS (continued)

fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.

As of October 31, 2017, the Funds did not have any amount of waived and/or reimbursed fees that would be subject to possible recoupment by the Investment Adviser.

The expense limitation agreements are contractual through March 1, 2018 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

NOTE 8 — LINE OF CREDIT

Effective May 19, 2017, the line of credit agreement was renewed and each Fund, in addition to certain other funds managed by the Investment Adviser, has entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of a Fund or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The Funds utilized the line of credit during the year ended October 31, 2017 as follows:

Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Global Real Estate	17	$7,123,176	1.82%
International Real Estate	71	3,050,930	1.87

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

Year or period	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)
Global Real Estate
Class A
10/31/2017	2,748,673	—	709,984	(19,792,797)	32,935	(16,301,205)	52,492,436	—	13,490,947	(376,075,416)	634,664	(309,457,369)
10/31/2016	6,135,191	—	871,940	(20,333,510)	—	(13,326,379)	118,903,877	—	17,511,724	(393,661,827)	—	(257,246,226)
Class B(1)
10/31/2017	319	—	1,275	(44,982)	(41,319)	(84,707)	4,809	—	19,183	(678,442)	(634,664)	(1,289,114)
10/31/2016	476	—	3,008	(114,793)	—	(111,309)	7,648	—	48,553	(1,835,998)	—	(1,779,797)
Class C
10/31/2017	173,163	—	222,942	(3,115,819)	—	(2,719,714)	2,825,472	—	3,624,126	(51,084,290)	—	(44,634,692)
10/31/2016	305,452	—	175,332	(2,333,949)	—	(1,853,165)	5,238,377	—	3,032,165	(39,849,834)	—	(31,579,292)
Class I
10/31/2017	15,444,314	—	3,161,480	(54,624,121)	—	(36,018,327)	295,182,085	—	60,102,543	(1,046,226,077)	—	(690,941,449)
10/31/2016	19,960,808	—	3,056,679	(54,976,810)	—	(31,959,323)	392,279,836	—	61,372,408	(1,082,854,670)	—	(629,202,426)
Class O
10/31/2017	47,527	—	651	(86,430)	—	(38,252)	911,754	—	12,403	(1,655,159)	—	(731,002)
10/31/2016	47,781	—	461	(77,467)	—	(29,225)	948,367	—	9,274	(1,544,889)	—	(587,248)
Class R
10/31/2017	32,391	—	4,148	(60,742)	—	(24,203)	618,201	—	78,698	(1,162,451)	—	(465,552)
10/31/2016	87,988	—	2,554	(40,935)	—	49,607	1,707,636	—	51,283	(810,971)	—	947,948
Class R6
10/31/2017	673,066	—	145,810	(2,809,044)	—	(1,990,168)	12,857,173	—	2,770,710	(53,816,239)	—	(38,188,356)
10/31/2016	1,252,500	—	157,790	(2,226,616)	—	(816,326)	24,619,230	—	3,173,747	(44,449,397)	—	(16,656,420)
Class W
10/31/2017	5,872,026	—	524,852	(9,007,722)	—	(2,610,844)	111,976,998	—	10,017,330	(172,596,412)	—	(50,602,084)
10/31/2016	5,476,015	—	420,745	(6,321,612)	—	(424,852)	105,141,604	—	8,478,186	(125,358,522)	—	(11,738,732)

25

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2017 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

Year or period	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)
International Real Estate
Class A
10/31/2017	536,172	—	1,171,999	(11,616,044)	3,536	(9,904,337)	4,480,908	—	9,071,524	(94,329,326)	29,246	(80,747,648)
10/31/2016	229,744	—	245,121	(4,741,565)	—	(4,266,700)	1,999,321	—	2,133,624	(40,910,700)	—	(36,777,755)
Class B(1)
10/31/2017	151	—	129	(1,782)	(3,532)	(5,034)	1,162	—	995	(13,696)	(29,246)	(40,785)
10/31/2016	10	—	26	(17,089)	—	(17,053)	91	—	222	(148,440)	—	(148,127)
Class C
10/31/2017	71,335	—	82,073	(449,532)	—	(296,124)	577,176	—	633,498	(3,662,731)	—	(2,452,057)
10/31/2016	40,485	—	7,673	(324,994)	—	(276,836)	335,518	—	66,790	(2,777,609)	—	(2,375,301)
Class I
10/31/2017	6,790,013	—	792,691	(21,681,380)	—	(14,098,676)	55,562,080	—	6,161,036	(177,388,986)	—	(115,665,870)
10/31/2016	8,579,341	—	134,982	(22,211,179)	—	(13,496,856)	72,694,268	—	1,176,821	(191,354,169)	—	(117,483,080)
Class W
10/31/2017	262,835	—	24,880	(1,310,154)	—	(1,022,439)	2,192,057	—	198,352	(10,638,857)	—	(8,248,448)
10/31/2016	334,267	—	7,541	(1,682,161)	—	(1,340,353)	2,661,140	—	65,658	(14,481,980)	—	(11,755,182)

(1)	Class B converted to Class A on May 2, 2017.

NOTE 10 — SECURITIES LENDING

Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.

The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the United States Treasury; United States government or any agency, instrumentality or authority of the United States government. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Securities Lending Collateral.

Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

The following table represents a summary of Global Real Estate’s securities lending agreements by counterparty which are subject to offset under the Agreement as of October 31, 2017:

Global Real Estate

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$1,566,595	$(1,566,595)	$—
Goldman, Sachs & Co.	5,571,740	(5,571,740)	—
J.P. Morgan Securities LLC	3,021,058	(3,021,058)	—
National Financial Services LLC	2,876,054	(2,876,054)	—
Nomura Securities International, Inc.	434,118	(434,118)	—
RBC Dominion Securities Inc	1,967	(1,967)	—
SG Americas Securities, LLC	56,644	(56,644)	—
UBS Securities LLC.	1,085,948	(1,085,948)	—
Wells Fargo Securities LLC	189,821	(189,821)	—
Total	$14,803,945	$(14,803,945)	$—

(1)	Collateral with a fair value of $15,174,882 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

26

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2017 (CONTINUED)

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs), and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of October 31, 2017:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
Global Real Estate(1)	$65,000,000	$(3,308,352)	$(61,691,648)
International Real Estate(2)	(159,911,905)	11,906,315	148,005,590

(1)	Amounts are as of the Fund’s tax year ended December 31, 2016, and include PFIC and equalization adjustments for the period January 1, 2017 through October 31, 2017.
(2)	$159,911,905 relates to the expiration of capital loss carryforwards.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

For Global Real Estate, the tax composition of dividends and distributions during the ten months ended October 31, 2017 has been estimated below and may change after the Fund’s tax year-end of December 31, 2017. The tax composition of dividends and distributions to shareholders was as follows:

Ten Months Ended October 31, 2017			Tax Year Ended December 31, 2016
Ordinary Income	Long-term Capital Gain		Ordinary Income	Long-term Capital Gain
$45,883,251	$65,000,000	(1)	$123,599,129	$7,635,921

(1)	Amount relates to equalization accounting.

For International Real Estate, the tax composition of dividends and distributions to shareholders was as follows:

Year Ended October 31, 2017	Year Ended October 31, 2016
Ordinary Income	Ordinary Income
$35,070,375	$8,856,333

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of October 31, 2017 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

					Capital Loss Carryforwards
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Late Year Ordinary Losses Deferred	Unrealized Appreciation/ (Depreciation)	Amount	Character	Expiration
Global Real Estate(1)	$—	$28,056,547	$(2,013,667)	$547,169,033	$—	—	—
International Real Estate	11,644,806	—	—	27,727,480	(43,046,092)	Short-term	2018
					(8,974,059)	Short-term	2019
					(17,011,448)	Short-term	None
					(8,799,167)	Long-term	None
					$(77,830,766)

(1)	As of the Fund’s tax year ended December 31, 2016.

The Funds’ major tax jurisdictions are U.S. federal and Arizona state.

As of October 31, 2017, no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2012.

27

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2017 (CONTINUED)

NOTE 12 — LITIGATION

Section A- Cox I

On September 6, 2013, Voya Investments received service of the complaint in the derivative action of Jeremie Cox, Derivatively on Behalf of ING Global Real Estate Fund v ING Investments, LLC (“Cox I”) brought on behalf of Global Real Estate. The Cox I complaint, which was filed in the United States District Court for the District of Delaware (“Court”), alleged that Voya Investments breached its fiduciary duty under Section 36(b) of the Investment Company Act of 1940 by charging Global Real Estate excessive investment management fees (“Advisory Fees”) pursuant to a Management Agreement between Voya Investments and the Trust.

Chief among Plaintiff’s allegations was that Voya Investments retains the majority of the Advisory Fees, but hired a sub-adviser, CBRE Clarion Securities LLC, to perform essentially all of the investment management services for only a “fraction” of the total Advisory Fees. Cox I was one of many pending cases challenging the fees retained by mutual fund advisers that use a “manager of managers” structure.

The Cox I complaint sought, among other things: (1) an order awarding damages on behalf of Global Real Estate against Voya Investments, including repayment of all unlawful and or excessive Advisory Fees paid to it by Global Real Estate from one year prior to the commencement of the action through the date of trial; and (2) rescission of the Management Agreement between Voya Investments and Global Real Estate.

Section B- Cox II

On March 13, 2015, Plaintiff served a complaint in a second case, captioned Jeremie Cox, Derivatively on Behalf of ING Global Real Estate Fund v Voya Investments, LLC f/k/a ING Investments, LLC and Voya Funds Services, LLC f/k/a ING Funds Services, LLC (“Cox II”). In the Cox II complaint, the Plaintiff reasserted his Section 36(b) claims with respect to the Advisory Fees as noted in Cox I, but added a claim that the fees paid by Global Real Estate to Voya Funds Services, LLC (“VFS”) for administrative services (“Administrative Fees”) were excessive under Section 36(b). The Cox II complaint thus added a claim, excessive Administrative Fees, and a defendant, VFS. Defendants’ Answer to the Complaint was filed on May 15, 2015.

In addition to the relief sought against Voya Investments in connection with the Management Agreement, the Cox II complaint sought, among other things: (1) an order awarding damages on behalf of Global Real Estate against VFS, including repayment of all unlawful and/or excessive Administrative Fees paid to it by Global Real Estate from one year prior to the commencement of Cox II through the date of trial in the case; and (2) rescission of the Administrative Agreement between VFS and Global Real Estate. Prior to May 1, 2015, VFS served as administrator to Global Real Estate Fund, for which it charged Administrative Fees. On May 1, 2015, Voya Investments replaced VFS as administrator to Global Real Estate Fund, and the Administrative and Advisory Fees charged to the Global Real Estate Fund were aggregated in one management fee paid to Voya Investments.

Section C- Consolidation of Cox I and Cox II

On July 28, 2015, the Court issued an order approving the consolidation of Cox I and Cox II. The effect of the consolidation was that all submissions in both cases will be in one file before the Court, and the two cases proceeded on the same schedule.

Section D- Dismissal

On October 16, 2017, Plaintiff filed a Stipulation of Dismissal With Prejudice in the Delaware Court, and on October 19, 2017, the Court ordered the action dismissed with prejudice.

NOTE 13 — SUBSEQUENT EVENTS

Dividends: Subsequent to October 31, 2017, the following Fund paid dividends and distributions of:

	Type	Per Share Amount	Payable Date	Record Date
Global Real Estate
All Classes	LTCG	$2.5336	December 18, 2017	December 14, 2017

LTCG — Long-term capital gain

The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

28

Voya Global Real Estate Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of OCTOBER 31, 2017

Shares			Value	Percentage of Net Assets

COMMON STOCK: 99.6%
		Australia: 5.2%
2,048,866		Dexus	$15,341,917	0.8
5,012,602		GPT Group	19,573,344	1.0
11,357,431		Mirvac Group	20,992,528	1.1
7,875,171		Scentre Group	24,282,660	1.2
3,460,604		Westfield Corp.	20,626,115	1.1
			100,816,564	5.2

		Austria: 0.5%
354,855		Other Securities	10,234,612	0.5

		Canada: 1.8%
2,450,200		Other Securities	35,892,054	1.8

		France: 4.8%
165,273	(1)	Gecina S.A.	26,817,781	1.4
840,721		Klepierre	33,467,522	1.7
135,153		Unibail-Rodamco SE	33,829,760	1.7
			94,115,063	4.8

		Germany: 5.4%
265,777	(1),(2)	ADO Properties SA	13,139,331	0.6
2,231,726		Aroundtown SA	15,675,738	0.8
189,736		LEG Immobilien AG	19,327,364	1.0
1,105,091	(1)	Vonovia SE	48,815,712	2.5
216,109		Other Securities	9,249,538	0.5
			106,207,683	5.4

		Hong Kong: 8.7%
8,480,300		CK Asset Holdings Ltd.	69,791,481	3.6
4,873,000		Link REIT	40,968,808	2.1
2,225,500		Sun Hung Kai Properties Ltd.	36,407,840	1.8
4,900,000		Other Securities	23,627,683	1.2
			170,795,812	8.7

		Japan: 9.3%
2,590,888		Mitsui Fudosan Co., Ltd.	60,473,888	3.1
13,534		Nippon Prologis REIT, Inc.	28,456,766	1.5
16,205		Orix JREIT, Inc.	22,265,423	1.1
3,169,371		Other Securities	71,344,964	3.6
			182,541,041	9.3

		Singapore: 2.1%
5,908,700		CapitaLand Ltd.	15,912,093	0.8
1,679,700		City Developments Ltd.	15,951,900	0.8
10,635,000		Other Securities	9,910,789	0.5
			41,774,782	2.1

		Spain: 1.3%
1,962,218		Other Securities	25,180,622	1.3

		Sweden: 1.3%
1,266,275		Other Securities	24,879,340	1.3

COMMON STOCK: (continued)
		United Kingdom: 5.7%
2,400,643		Hammerson PLC	$16,711,352	0.9
2,928,412		Land Securities Group PLC	37,611,688	1.9
3,006,156		Segro PLC	21,701,673	1.1
2,908,089		Other Securities	36,203,870	1.8
			112,228,583	5.7

		United States: 53.5%
368,628		Alexandria Real Estate Equities, Inc.	45,695,127	2.3
230,655		AvalonBay Communities, Inc.	41,824,671	2.1
242,000		Camden Property Trust	22,080,080	1.1
850,560		CubeSmart	23,152,243	1.2
257,318		CyrusOne, Inc.	15,796,752	0.8
395,950		DCT Industrial Trust, Inc.	22,973,019	1.2
67,468		Equinix, Inc.	31,271,418	1.6
286,529		Equity Residential	19,271,941	1.0
134,599		Essex Property Trust, Inc.	35,322,816	1.8
531,630		Extra Space Storage, Inc.	43,375,692	2.2
2,291,060		GGP, Inc.	44,584,028	2.3
801,098		Healthcare Trust of America, Inc.	24,072,995	1.2
1,601,411		Host Hotels & Resorts, Inc.	31,323,599	1.6
624,654		Hudson Pacific Properties, Inc.	21,125,798	1.1
369,347		Iron Mountain, Inc.	14,773,880	0.7
250,789		Kilroy Realty Corp.	17,863,700	0.9
1,785,853		Kimco Realty Corp.	32,431,090	1.7
1,123,669		ProLogis, Inc.	72,566,544	3.7
641,107		Regency Centers Corp.	39,460,136	2.0
653,403		Simon Property Group, Inc.	101,493,088	5.2
287,013		SL Green Realty Corp.	27,461,404	1.4
521,284		Starwood Waypoint Homes	18,927,822	1.0
704,600		STORE Capital Corp.	17,396,574	0.9
265,462		Sun Communities, Inc.	23,960,600	1.2
705,572		Ventas, Inc.	44,274,643	2.3
4,285,896		VEREIT, Inc.	33,815,719	1.7
498,986		Vornado Realty Trust	37,354,092	1.9
471,687		Welltower, Inc.	31,584,162	1.6
5,793,585	(3)	Other Securities	113,710,103	5.8
			1,048,943,736	53.5

		Total Common Stock (Cost $1,501,226,188)	1,953,609,892	99.6

See Accompanying Notes to Financial Statements

29

Voya Global Real Estate Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of OCTOBER 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 1.4%
	Securities Lending Collateral(4): 0.8%
758,322	Bank of Montreal, Repurchase Agreement dated 10/31/17, 1.05%, due 11/01/17 (Repurchase Amount $758,344, collateralized by various U.S. Government Securities, 0.375%–3.000%, Market Value plus accrued interest $773,490, due 05/31/21–02/15/47)	$758,322	0.0
3,604,140	Bank of Nova Scotia, Repurchase Agreement dated 10/31/17, 1.06%, due 11/01/17 (Repurchase Amount $3,604,245, collateralized by various U.S. Government\U.S. Government Agency Obligations, 1.030%–6.250%, Market Value plus accrued interest $3,676,331, due 05/21/18–05/15/29)	3,604,140	0.2
3,604,140	Citigroup, Inc., Repurchase Agreement dated 10/31/17, 1.07%, due 11/01/17 (Repurchase Amount $3,604,246, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%–11.500%, Market Value plus accrued interest $3,676,223, due 11/01/17–09/09/49)	3,604,140	0.2
3,604,140	Daiwa Capital Markets, Repurchase Agreement dated 10/31/17, 1.08%, due 11/01/17 (Repurchase Amount $3,604,247, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%–6.500%, Market Value plus accrued interest $3,675,399, due 11/02/17–12/01/51)	3,604,140	0.2

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(4): (continued)
3,604,140	Nomura Securities, Repurchase Agreement dated 10/31/17, 1.06%, due 11/01/17 (Repurchase Amount $3,604,245, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%–6.250%, Market Value plus accrued interest $3,676,223, due 11/30/17–09/09/49)	$3,604,140	0.2
		15,174,882	0.8

Shares			Value	Percentage of Net Assets
		Mutual Funds: 0.6%
12,369,541	(5)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.940% (Cost $12,369,541)	12,369,541	0.6

		Total Short-Term Investments (Cost $27,544,423)	27,544,423	1.4

		Total Investments in Securities (Cost $1,528,770,611)	$1,981,154,315	101.0
		Liabilities in Excess of Other Assets	(20,030,336)	(1.0)
		Net Assets	$1,961,123,979	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2017.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Non-income producing security.
(2)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(3)	The grouping contains securities on loan.
(4)	Represents securities purchased with cash collateral received for securities on loan.
(5)	Rate shown is the 7-day yield as of October 31, 2017.

See Accompanying Notes to Financial Statements

30

Voya Global Real Estate Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of OCTOBER 31, 2017 (continued)

REIT Diversification	Percentage of Net Assets
Retail REITs	22.1%
Office REITs	11.4
Diversified REITs	11.1
Residential REITs	9.0
Real Estate Operating Companies	9.0
Diversified Real Estate Activities	8.9
Industrial REITs	8.3
Specialized REITs	6.8
Health Care REITs	5.1
Hotel & Resort REITs	3.8
Real Estate Development	3.6
Hotels, Resorts & Cruise Lines	0.5
Assets in Excess of Other Liabilities*	0.4
Net Assets	100.0%

*	Includes short-term investments.

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the assets and liabilities:(1)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2017
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$100,816,564	$—	$100,816,564
Austria	10,234,612	—	—	10,234,612
Canada	35,892,054	—	—	35,892,054
France	26,817,781	67,297,282	—	94,115,063
Germany	15,675,738	90,531,945	—	106,207,683
Hong Kong	—	170,795,812	—	170,795,812
Japan	—	182,541,041	—	182,541,041
Singapore	—	41,774,782	—	41,774,782
Spain	13,924,531	11,256,091	—	25,180,622
Sweden	—	24,879,340	—	24,879,340
United Kingdom	17,075,161	95,153,422	—	112,228,583
United States	1,048,943,736	—	—	1,048,943,736
Total Common Stock	1,168,563,613	785,046,279	—	1,953,609,892
Short-Term Investments	12,369,541	15,174,882	—	27,544,423
Total Investments, at fair value	$1,180,933,154	$800,221,161	$—	$1,981,154,315
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(2,586)	$—	$(2,586)
Total Liabilities	$—	$(2,586)	$—	$(2,586)

(1)	For the year ended October 31, 2017, as a result of the fair value pricing procedures for international equities (Note 2) utilized by the Fund certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period. At October 31, 2017, securities valued at $63,934,561 were transferred from Level 2 to Level 1 within the fair value hierarchy.
ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

31

Voya Global Real Estate Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of OCTOBER 31, 2017 (continued)

At October 31, 2017, the following forward foreign currency contracts were outstanding for Voya Global Real Estate Fund:

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 192,200	JPY 21,930,635	Brown Brothers Harriman & Co.	11/01/17	$(673)
USD 313,705	SGD 430,219	Brown Brothers Harriman & Co.	11/01/17	(1,913)
				$(2,586)

Currency Abbreviations

JPY — Japanese Yen

SGD — Singapore Dollar

USD — United States Dollar

At October 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:

Cost for federal income tax purposes was $1,672,119,627.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$408,447,361
Gross Unrealized Depreciation	(99,394,651)
Net Unrealized Appreciation	$309,052,710

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of October 31, 2017 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$2,586
Total Liability Derivatives		$2,586

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended October 31, 2017 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$(1,382,926)
Total	$(1,382,926)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$(2,586)
Total	$(2,586)

See Accompanying Notes to Financial Statements

32

Voya International Real Estate Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of October 31, 2017

Shares			Value	Percentage of Net Assets

COMMON STOCK: 99.0%
		Australia: 11.6%
2,115,569		Cromwell Property Group	$1,619,396	0.7
280,049		Dexus	2,097,008	0.9
2,501,225		Gateway Lifestyle	3,781,096	1.6
3,662,899		Mirvac Group	6,770,326	2.9
1,639,802		Scentre Group	5,056,240	2.1
1,150,993		Westfield Corp.	6,860,222	2.9
708,575		Other Securities	1,258,156	0.5
			27,442,444	11.6

		Austria: 0.9%
71,760		BUWOG AG	2,069,679	0.9

		Belgium: 0.7%
15,499		Warehouses De Pauw SCA	1,675,953	0.7

		Canada: 4.0%
330,000		Chartwell Retirement Residences	3,926,440	1.6
312,400		Pure Industrial Real Estate Trust	1,612,731	0.7
177,713		SmartCentres Real Estate Investment Trust	3,992,033	1.7
			9,531,204	4.0

		France: 8.8%
14,446	(1)	Fonciere Des Regions	1,471,022	0.6
32,342	(1)	Gecina S.A.	5,247,927	2.2
131,195		Klepierre	5,222,626	2.2
35,433		Unibail-Rodamco SE	8,869,133	3.8
			20,810,708	8.8

		Germany: 8.9%
70,575	(1),(2)	ADO Properties SA	3,489,046	1.5
470,965		Aroundtown SA	3,308,078	1.4
121,639		Deutsche Wohnen AG	5,206,190	2.2
20,112		LEG Immobilien AG	2,048,699	0.8
160,083	(1)	Vonovia SE	7,071,423	3.0
			21,123,436	8.9

		Hong Kong: 19.2%
1,685,721		CK Asset Holdings Ltd.	13,873,208	5.8
2,878,000		Hang Lung Properties Ltd.	6,608,681	2.8
1,327,500		Link REIT	11,160,700	4.7
710,254		Sun Hung Kai Properties Ltd.	11,619,328	4.9
682,800		Swire Properties Ltd.	2,307,333	1.0
			45,569,250	19.2

		Ireland: 0.9%
1,228,879		Other Securities	2,120,808	0.9

COMMON STOCK: (continued)
		Japan: 19.5%
1,760		AEON REIT Investment Corp.	$1,771,269	0.7
1,217		Hulic Reit, Inc.	1,698,107	0.7
559		Kenedix Office Investment Corp.	2,994,753	1.3
2,907		Kenedix Retail REIT Corp.	5,736,880	2.4
284,200		Mitsubishi Estate Co., Ltd.	5,153,838	2.2
605,656		Mitsui Fudosan Co., Ltd.	14,136,610	6.0
130		Mitsui Fudosan Logistics Park, Inc.	379,579	0.2
1,966		Nippon Prologis REIT, Inc.	4,133,737	1.7
158,000		Nomura Real Estate Holdings, Inc.	3,477,670	1.5
2,607		Orix JREIT, Inc.	3,581,978	1.5
301,800		Hulic Co. Ltd.	3,113,364	1.3
			46,177,785	19.5

		Netherlands: 0.8%
44,560		Eurocommercial Properties NV	1,855,629	0.8

		Norway: 0.6%
103,660	(2)	Entra ASA	1,427,736	0.6

		Singapore: 5.7%
723,200		City Developments Ltd.	6,868,140	2.9
5,835,000		Mapletree Logistics Trust	5,437,654	2.3
439,300		Other Securities	1,183,032	0.5
			13,488,826	5.7

		Spain: 1.4%
79,079		Axiare Patrimonio SOCIMI SA	1,483,054	0.6
142,879		Other Securities	1,900,370	0.8
			3,383,424	1.4

		Sweden: 3.0%
169,883		Castellum AB	2,725,985	1.1
106,147		Fabege AB	2,241,322	0.9
116,805		Other Securities	2,277,006	1.0
			7,244,313	3.0

		Switzerland: 1.4%
30,301		PSP Swiss Property AG	2,667,039	1.1
6,622		Other Securities	565,192	0.3
			3,232,231	1.4

		United Kingdom: 11.6%
201,728		British Land Co. PLC	1,610,631	0.7
61,660		Derwent London PLC	2,191,545	0.9
544,563		Hammerson PLC	3,790,811	1.6
393,080		Land Securities Group PLC	5,048,607	2.1

See Accompanying Notes to Financial Statements

33

Voya International Real Estate Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of October 31, 2017 (continued)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		United Kingdom: (continued)
653,466		Segro PLC	$4,717,422	2.0
170,884		Shaftesbury PLC	2,246,891	1.0
868,996		Tritax Big Box REIT Plc	1,700,067	0.7
304,613		Unite Group PLC	2,844,128	1.2
643,577		Other Securities	3,364,201	1.4
			27,514,303	11.6
		Total Common Stock (Cost $191,501,497)	234,667,729	99.0

SHORT-TERM INVESTMENTS: 0.4%
		Mutual Funds: 0.4%
1,053,795	(3)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.940% (Cost $1,053,795)	1,053,795	0.4
		Total Short-Term Investments (Cost $1,053,795)	1,053,795	0.4

		Total Investments in Securities (Cost $192,555,292)	$235,721,524	99.4
		Assets in Excess of Other Liabilities	1,527,650	0.6
		Net Assets	$237,249,174	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2017.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1)	Non-income producing security.
(2)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(3)	Rate shown is the 7-day yield as of October 31, 2017.

REIT Diversification	Percentage of Net Assets
Retail REITs	25.1%
Diversified Real Estate Activities	22.4
Real Estate Operating Companies	17.9
Diversified REITs	10.3
Industrial REITs	8.3
Real Estate Development	5.8
Office REITs	5.5
Health Care Facilities	1.6
Residential REITs	1.2
Specialized REITs	0.9
Assets in Excess of Other Liabilities*	1.0
Net Assets	100.0%

*    Includes short-term investments.

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the assets and liabilities:(1)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2017
Asset Table
Investments, at fair value
Common Stock
Australia	$1,258,156	$26,184,288	$—	$27,442,444
Austria	2,069,679	—	—	2,069,679
Belgium	1,675,953	—	—	1,675,953
Canada	9,531,204	—	—	9,531,204
France	5,247,927	15,562,781	—	20,810,708
Germany	3,308,078	17,815,358	—	21,123,436
Hong Kong	—	45,569,250	—	45,569,250
Ireland	943,002	1,177,806	—	2,120,808
Japan	379,579	45,798,206	—	46,177,785
Netherlands	1,855,629	—	—	1,855,629
Norway	1,427,736	—	—	1,427,736
Singapore	—	13,488,826	—	13,488,826
Spain	2,688,763	694,661	—	3,383,424
Sweden	—	7,244,313	—	7,244,313
Switzerland	565,192	2,667,039	—	3,232,231
United Kingdom	7,563,754	19,950,549	—	27,514,303
Total Common Stock	38,514,652	196,153,077	—	234,667,729
Short-Term Investments	1,053,795	—	—	1,053,795
Total Investments, at fair value	$39,568,447	$196,153,077	$—	$235,721,524

See Accompanying Notes to Financial Statements

34

Voya International Real Estate Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of October 31, 2017 (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2017
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$4,794	$—	$4,794
Total Assets	$39,568,447	$196,157,871	$—	$235,726,318

(1)	For the year ended October 31, 2017, as a result of the fair value pricing procedures for international equities (Note 2) utilized by the Fund certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period. At October 31, 2017, securities valued at $23,514,749 were transferred from Level 2 to Level 1 within the fair value hierarchy.
ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

At October 31, 2017, the following forward foreign currency contracts were outstanding for Voya International Real Estate Fund:

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY 39,210,911	USD 343,644	Brown Brothers Harriman & Co.	11/01/17	$1,203
USD 145,672	JPY 16,524,528	Brown Brothers Harriman & Co.	11/02/17	343
USD 1,414,108	JPY 160,393,791	Brown Brothers Harriman & Co.	11/06/17	3,248
				$4,794

Currency Abbreviations

JPY — Japanese Yen

USD — United States Dollar

At October 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:

Cost for federal income tax purposes was $208,031,893.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$33,648,541
Gross Unrealized Depreciation	(5,921,063)
Net Unrealized Appreciation	$27,727,478

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of October 31, 2017 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$4,794
Total Asset Derivatives		$4,794

See Accompanying Notes to Financial Statements

35

Voya International Real Estate Fund	SUMMARY PORTFOLIO OF INVESTMENTS as of October 31, 2017 (continued)

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended October 31, 2017 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$(505,425)
Total	$(505,425)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$4,794
Total	$4,794

See Accompanying Notes to Financial Statements

36

TAX INFORMATION (UNAUDITED)

Dividends and distributions paid during the year ended October 31, 2017 were as follows:

Fund Name	Type	Per Share Amount
Voya Global Real Estate Fund
Class A	NII	$0.6612
Class C	NII	$0.5484
Class I	NII	$0.7264
Class O	NII	$0.6708
Class R	NII	$0.6207
Class R6	NII	$0.7584
Class W	NII	$0.7190
All Classes	LTCG	$0.0505
Voya International Real Estate Fund
Class A	NII	$0.7678
Class C	NII	$0.7041
Class I	NII	$0.7908
Class W	NII	$0.7908

NII — Net investment income

LTCG — Long-term capital gain

For the year ended October 31, 2017, the following are percentages of ordinary income dividends paid by the Funds (including creditable foreign taxes paid) that are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals:

Global Real Estate(1)	19.87%
International Real Estate	22.56%

(1)	As of Fund’s tax year ended December 31, 2016.

The Funds designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):

Global Real Estate	$7,635,922

Global Real Estate also designates as long-term capital gain distributions $65,000,000 of equalization for the ten months ended October 31, 2017.

Pursuant to Section 853 of the Internal Revenue Code, the Funds designate the following amounts as foreign taxes paid for the year ended October 31, 2017. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
International Real Estate	$373,811	$0.0134	49.87%

*	None of the Fund’s income was derived from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld must be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

37

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s)— During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Independent Trustees:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Trustee	November 2007–Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009– Present).	151	DSM/Dentaquest, Boston, MA (February 2014–Present).

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Chairperson Trustee	January 2014–Present January 2005–Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008– Present).	151	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	January 2006–Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000–Present).	151	Wisconsin Energy Corporation (June 2006–Present); The Royce Funds (23 funds) (December 2009–Present); and AMICA Mutual Insurance Company(1992–Present).

Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 75	Trustee	November 2007–Present	Retired.	151	None.

Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 67	Trustee	August 2015–Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006–November 2015).	151	None.

Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Trustee	May 2013–Present	Retired.	151	None.

Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Trustee	January 2005–Present	Retired.	151	Assured Guaranty Ltd. (April 2004–Present).

Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Trustee	May 2013–Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999–Present).	151	None.

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Trustee	January 2006–Present	Consultant (May 2001– Present).	151	None.

Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Trustee	October 2015– Present	Retired. Formerly, President, Bond Division, Fidelity Management and Research (June 2009– September 2012).	151	None.

38

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s)— During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Trustee	February 2002–Present	Retired.	151	UGI Corporation (February 2006–Present) and UGI Utilities, Inc. (February 2006–Present).

Trustee who is an “Interested person”:

Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Trustee	November 2007–Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006– Present).	151
Voya Capital Corporation, LLC and Voya Investments Distributor, LLC (December 2005–Present); Voya Funds Services, LLC, Voya Investments, LLC and Voya Investment Management
(March 2006–Present); and
Voya Investment Trust Co. (April 2009–Present).

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of November 30, 2017.

(3)	Mr. Mathews is deemed to be an “interested person” of the Trust as defined in the 1940 Act, because of his current affiliation with the Voya funds, Voya Financial, Inc. or Voya Financial, Inc.’s affiliates.

39

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s)— During the Past 5 Years

Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	President and Chief Executive Officer	November 2006–Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006–Present).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Executive Vice President	February 2002–Present
Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (March 2012–Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011–December 2013).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 67	Executive Vice President Chief Investment Risk Officer	May 1999–Present September 2009–Present	Executive Vice President, Voya Investments, LLC (July 2000–Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003–Present).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Chief Compliance Officer	February 2012–Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012–Present).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005–Present	Senior Vice President, Voya Investments, LLC and Voya Funds Services, LLC (April 2005–Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Senior Vice President	November 2003–Present	Senior Vice President, Voya Investments, LLC (September 2003–Present).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President	May 2006–Present	Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (March 2006–Present).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President and Treasurer	September 2012–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (July 2012–Present).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Vice President	September 2004–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (September 2004–Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Vice President	February 2003–Present
Vice President, Voya Funds Services, LLC (February 1996–Present) and Voya Investments, LLC (October 2004–Present); Vice President and Money Laundering Reporting Officer, Voya Investments Distributor, LLC (April 2010–Present). Anti-Money Laundering Compliance Officer, Voya Financial, Inc. (January 2013–Present); and Money Laundering Reporting Officer, Voya Investment Management Trust Co. (October 2012–Present).

Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	September 2014–Present
Vice President, Voya Investments, LLC (October 2015–Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014–October 2015). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997–March 2014).

40

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s)— During the Past 5 Years

Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Vice President	September 2016–Present
Vice President, Head of Fund Compliance, Voya Investments LLC, and Chief Compliance Officer for Voya Investments, LLC and Directed Services, LLC (June 2016–Present). Formerly, Vice President, Mutual Fund Compliance (March 2014–June 2016); Assistant Vice President, Mutual Fund Compliance (May 2013–March 2014); Assistant Vice President, Senior Project Manager (May 2008–May 2013).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Vice President	May 1999–Present	Vice President, Voya Funds Services, LLC (November 1995–Present) and Voya Investments, LLC (August 1997–Present).

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Vice President	September 2012–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (July 2007–Present).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Vice President	March 2006–Present
Vice President — Mutual Fund Product Development, Voya Investments, LLC (July 2012–Present); Vice President, Voya Family of Funds (March 2010–Present) and Vice President, Voya Funds Services, LLC (March 2006–Present).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Vice President	May 2013–Present
Vice President — Director of Tax, Voya Investments, LLC (October 2015–Present). Formerly, Vice President — Director of Tax, Voya Funds Services, LLC (March 2013–October 2015). Formerly, Assistant Vice President — Director of Tax, Voya Funds Services, LLC (March 2008–February 2013).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Secretary	August 2003–Present	Senior Vice President and Chief Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present).

Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Assistant Secretary	June 2010–Present	Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Assistant Secretary	August 2003–Present	Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present).

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

41

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Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, New York 10286

Legal Counsel

Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

RETIREMENT | INVESTMENTS | INSURANCE voyainvestments.com	166212 (1017-122017)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Ex-99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Colleen D. Baldwin, Peter S. Drotch, Martin J. Gavin, Patrick W. Kenny, Joseph E. Obermeyer, and Roger B. Vincent are audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Baldwin, Mr. Drotch, Mr. Gavin, Mr. Kenny, Mr. Obermeyer and Mr. Vincent are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $460,215 for the year ended October 31, 2017 and $353,610 for the year ended October 31, 2016.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $40,500 for the year ended October 31, 2017 and $32,825 for the year ended October 31, 2016.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $126,929 for the year ended October 31, 2017 and $124,578 for the year ended October 31, 2016. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state, and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the year ended October 31, 2017 and $0 for the year ended October 31, 2016.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.	Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.	Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.

The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.	Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.	Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.	Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.	Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.	Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Part of KPMG’s performance of an audit in accordance with standards of the Public Company Accounting Oversight Board (US) includes their responsibility to maintain and monitor auditor independence with respect to the Voya funds. Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the Voya entities that would impair KPMG independence with the respect to the Voya funds. KPMG requests pre-approval from the Voya funds Audit Committee for services provided to the Voya funds and for services to affiliated entities that relate to the financial reporting or nature of operations of the Voya Funds. Additionally, KPMG provides an annual summary of the fees for services that have commenced for Voya funds and Affiliates.

Last Approved: November 11, 2016

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2017 through December 31, 2017

Service	The Fund(s)	Fee Range

Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre-Approval Period

Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $14,750 per audit

Audit of summary portfolio of investments	√	Not to exceed $565 per fund

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2017 through December 31, 2017

Service	The Fund(s)	Fund Affiliates	Fee Range

Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,700 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter

Training courses		√	Not to exceed $5,000 per course

For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	√		Not to exceed $9,450 per quarter

Appendix C

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2017 through December 31, 2017

Service	The Fund(s)	Fund Affiliates	Fee Range

Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee[2]

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]

Assistance and advice regarding year-end reporting for 1099’s, as requested	√		As presented to Audit Committee[2]

Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix C, continued

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2017 through December 31, 2017

Service	The Fund(s)	Fund Affiliates	Fee Range

Tax training courses		√	Not to exceed $5,000 per course during the Pre-Approval Period

Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.	√		Not to exceed $120,000 during the Pre-Approval Period

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2017 through December 31, 2017

Service	The Fund(s)	Fund Affiliates	Fee Range

Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.

	√	√	Not to exceed $5,700 per Fund during the Pre-Approval Period

Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre-Approval Period

Appendix E

Prohibited Non-Audit Services
Dated:    January 1, 2017 to December 31, 2017

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA GOVERNMENT MONEY MARKET PORTFOLIO

VOYA INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

VOYA INVESTORS TRUST

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA PRIME RATE TRUST

VOYA NATURAL RESOURCES EQUITY INCOME FUND

VOYA SENIOR INCOME FUND

VOYA SEPARATE PORTFOLIOS TRUST

VOYA SERIES FUND, INC.

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.
VOYA VARIABLE FUNDS

VOYA VARIABLE INSURANCE TRUST

VOYA VARIABLE PORTFOLIOS INC,

VOYA VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) – (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%

Not applicable.

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to each Registrant by the independent registered public accounting firm for each Registrant’s fiscal years ended October 31, 2017 and October 31, 2016; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2017	2016
Voya Mutual Funds	$167,429	$157,403
Voya Investments, LLC (1)	$122,200	$106,075

(1) Each Registrant’s investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Complete schedule of investments, as applicable, is included as part of the report to shareholders filed under Item 1 of this Form and filed herein, as applicable.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Voya Mutual Funds

We have audited the accompanying statements of assets and liabilities of Voya Global Bond Fund, Voya Global Corporate Leaders® 100 Fund, Voya Global Equity Dividend Fund, Voya Global Equity Fund, Voya Global High Dividend Low Volatility Fund, Voya Global Real Estate Fund, Voya International Real Estate Fund, Voya Multi-Manager Emerging Markets Equity Fund, Voya Multi-Manager International Equity Fund, Voya Multi-Manager International Factors Fund (formerly, Voya International Core Fund), and Voya Multi-Manager International Small Cap Fund, each a series of Voya Mutual Funds, including the summary portfolios of investments, as of October 31, 2017, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended (collectively, the "financial statements"), the financial highlights for each of the years or periods in the five-year period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the portfolios of investments of Voya Global Bond Fund, Voya Global Corporate Leaders® 100 Fund, Voya Global Equity Dividend Fund, Voya Global Equity Fund, Voya Global High Dividend Low Volatility Fund, Voya Global Real Estate Fund, Voya International Real Estate Fund, Voya Multi-Manager Emerging Markets Equity Fund, Voya Multi-Manager International Equity Fund, Voya Multi-Manager International Factors Fund, and Voya Multi-Manager International Small Cap Fund, as of October 31, 2017 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and portfolios of investments are the responsibility of management. Our responsibility is to express an opinion on these financial statements, financial highlights, and portfolios of investments based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and portfolios of investments are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and portfolios of investments. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights, and portfolios of investments referred to above present fairly, in all material respects, the financial position of the aforementioned funds of Voya Mutual Funds as of October 31, 2017, and the results of their operations for the year or period then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 21, 2017

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2017

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 30.1%
		Argentina: 0.4%
1,000,000	(1),(2)	YPF SA, 8.500%, 03/23/21	1,134,820	0.4

		Brazil: 0.9%
300,000	(2)	Klabin Finance SA, 4.875%, 09/19/27	298,500	0.1
1,600,000		Petrobras Global Finance BV, 8.750%, 05/23/26	1,942,000	0.8
			2,240,500	0.9

		Canada: 0.2%
100,000	(2)	Cenovus Energy, Inc., 4.250%, 04/15/27	100,524	0.0
475,000		Goldcorp, Inc., 3.700%, 03/15/23	494,009	0.2
			594,533	0.2

		Chile: 0.3%
250,000	(2)	Cencosud SA, 4.375%, 07/17/27	250,000	0.1
300,000	(2)	Corp Nacional del Cobre de Chile, 4.500%, 09/16/25	323,882	0.1
200,000	(2)	Empresa de Transporte de Pasajeros Metro SA, 5.000%, 01/25/47	221,050	0.1
			794,932	0.3

		China: 0.3%
720,000		Alibaba Group Holding Ltd., 3.600%, 11/28/24	746,420	0.3

		France: 0.7%
611,000		BPCE SA, 2.500%, 12/10/18	615,373	0.3
257,000	(2)	BPCE SA, 5.150%, 07/21/24	280,280	0.1
256,000	(2)	Electricite de France SA, 2.350%, 10/13/20	257,032	0.1
500,000	(2)	SFR Group SA, 6.000%, 05/15/22	521,875	0.2
			1,674,560	0.7

		Guernsey: 0.3%
662,000		Credit Suisse Group Funding Guernsey Ltd., 2.750%, 03/26/20	669,139	0.3

		India: 0.2%
492,000	(2)	Reliance Industries Ltd., 5.875%, 02/28/49	498,037	0.2

		Indonesia: 0.3%
200,000		Pertamina Persero PT, 4.300%, 05/20/23	211,749	0.1
400,000		Perusahaan Listrik Negara PT, 5.500%, 11/22/21	438,300	0.2
			650,049	0.3

		Ireland: 0.3%
341,000		GE Capital International Funding Co. Unlimited Co., 4.418%, 11/15/35	365,487	0.1
453,000		Shire Acquisitions Investments Ireland DAC, 3.200%, 09/23/26	442,444	0.2
			807,931	0.3

		Israel: 0.1%
378,000	(1)	Teva Pharmaceutical Finance Netherlands III BV, 3.150%, 10/01/26	335,588	0.1

		Italy: 0.1%
70,000		Telecom Italia Capital SA, 6.375%, 11/15/33	81,550	0.0
215,000		Telecom Italia Capital SA, 7.721%, 06/04/38	279,231	0.1
			360,781	0.1

		Jamaica: 0.2%
243,000		Digicel Ltd., 6.000%, 04/15/21	240,028	0.1
322,000	(2)	Digicel Ltd., 6.750%, 03/01/23	319,585	0.1
			559,613	0.2

		Japan: 0.6%
770,000	(2)	Bank of Tokyo-Mitsubishi UFJ Ltd./The, 2.300%, 03/05/20	771,558	0.3
255,000	(2)	Mizuho Bank Ltd., 3.200%, 03/26/25	257,638	0.1
375,000		Sumitomo Mitsui Financial Group, Inc., 3.784%, 03/09/26	388,907	0.2
			1,418,103	0.6

		Kazakhstan: 0.3%
675,000		KazMunayGas National Co. JSC, 4.750%, 04/19/27	691,280	0.3

		Luxembourg: 0.2%
380,000	(2)	Altice Financing SA, 6.625%, 02/15/23	401,508	0.1
215,000	(2)	Dana Financing Luxembourg Sarl, 5.750%, 04/15/25	228,437	0.1
			629,945	0.2

		Mexico: 1.3%
567,000	(2)	Cemex SAB de CV, 6.125%, 05/05/25	606,123	0.3
1,175,000	(2)	Mexichem SAB de CV, 4.875%, 09/19/22	1,255,487	0.5
289,000	(2)	Nemak SA de CV, 5.500%, 02/28/23	298,046	0.1
275,000	(1)	Petroleos Mexicanos, 4.500%, 01/23/26	271,810	0.1
325,000		Petroleos Mexicanos, 5.500%, 06/27/44	294,418	0.1
500,000		Petroleos Mexicanos, 6.875%, 08/04/26	563,450	0.2
			3,289,334	1.3

See Accompanying Notes to Financial Statements

1

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Netherlands: 1.4%
115,000		ArcelorMittal, 7.500%, 03/01/41	142,169	0.1
155,000		ArcelorMittal, 7.500%, 10/15/39	194,331	0.0
525,000	(2)	Braskem Netherlands Finance BV, 4.500%, 01/10/28	522,716	0.2
455,000		Cooperatieve Rabobank UA, 4.500%, 01/11/21	486,741	0.2
696,000		Shell International Finance BV, 3.250%, 05/11/25	716,726	0.3
445,000		Shell International Finance BV, 4.000%, 05/10/46	455,550	0.2
290,000	(2)	Siemens Financieringsmaatschappij NV, 2.350%, 10/15/26	275,291	0.1
750,000	(2)	VimpelCom Holdings BV, 4.950%, 06/16/24	769,320	0.3
			3,562,844	1.4

		Norway: 0.1%
382,000		Statoil ASA, 2.450%, 01/17/23	382,863	0.1

		Peru: 0.3%
400,000	(2)	El Fondo Mivivienda SA, 3.500%, 01/31/23	408,660	0.2
375,000	(2)	Petroleos del Peru SA, 4.750%, 06/19/32	384,262	0.1
			792,922	0.3

		Russia: 0.2%
400,000	(2)	Gazprom OAO Via Gaz Capital SA, 5.999%, 01/23/21	430,928	0.2

		South Africa: 0.2%
500,000	(2)	Transnet SOC Ltd., 4.000%, 07/26/22	488,035	0.2

		Sweden: 0.3%
666,000	(2)	Nordea Bank AB, 5.500%, 09/29/49	692,640	0.3

		Switzerland: 0.5%
456,000	(2)	Credit Suisse AG, 6.500%, 08/08/23	517,560	0.2
604,000		UBS AG/Stamford CT, 7.625%, 08/17/22	714,230	0.3
			1,231,790	0.5

		Trinidad And Tobago: 0.1%
208,333		Petroleum Co. of Trinidad & Tobago Ltd., 6.000%, 05/08/22	211,719	0.1

		Turkey: 0.2%
650,000	(2)	Turkiye Garanti Bankasi AS, 6.125%, 05/24/27	643,825	0.2

		United Arab Emirates: 0.5%
1,080,000	(2)	Abu Dhabi National Energy Co. PJSC, 5.875%, 12/13/21	1,194,750	0.5

		United Kingdom: 1.6%
380,000	(2)	Anglo American Capital PLC, 4.750%, 04/10/27	402,282	0.1
324,000		Aon PLC, 2.800%, 03/15/21	327,133	0.1
357,000	(2)	Barclays Bank PLC, 6.050%, 12/04/17	358,369	0.1
656,000		BP Capital Markets PLC, 3.216%, 11/28/23	673,954	0.3
200,000	(2)	Reckitt Benckiser Treasury Services PLC, 3.000%, 06/26/27	195,311	0.1
399,000	(2)	Santander UK Group Holdings PLC, 5.625%, 09/15/45	474,811	0.2
1,000,000		Santander UK PLC, 2.375%, 03/16/20	1,008,386	0.4
480,000	(2)	Standard Chartered PLC, 4.300%, 02/19/27	489,465	0.2
220,000	(2)	Virgin Media Secured Finance PLC, 5.250%, 01/15/26	229,119	0.1
			4,158,830	1.6

		United States: 18.0%
502,000		21st Century Fox America, Inc., 5.400%, 10/01/43	589,207	0.2
190,000		AbbVie, Inc., 3.600%, 05/14/25	195,612	0.1
361,000		AbbVie, Inc., 4.300%, 05/14/36	379,587	0.1
676,000		Allergan Funding SCS, 2.350%, 03/12/18	677,598	0.3
59,000		Aetna, Inc., 2.800%, 06/15/23	58,737	0.0
190,000	(1)	AMC Entertainment Holdings, Inc., 5.875%, 11/15/26	185,962	0.1
280,000		American Tower Corp., 3.500%, 01/31/23	288,757	0.1
130,000		Andeavor Logistics L.P. / Tesoro Logistics Finance Corp., 5.250%, 01/15/25	140,238	0.1
498,000		Anheuser-Busch InBev Finance, Inc., 2.650%, 02/01/21	504,463	0.2
770,000		Anheuser-Busch InBev Finance, Inc., 3.650%, 02/01/26	795,794	0.3
385,000		Antero Resources Corp., 5.375%, 11/01/21	396,550	0.2
330,000		AT&T, Inc., 3.000%, 06/30/22	334,282	0.1
375,000		AT&T, Inc., 5.150%, 03/15/42	376,903	0.1
488,000		AT&T, Inc., 5.450%, 03/01/47	511,202	0.2
461,000		Bank of America Corp., 3.300%, 01/11/23	472,493	0.2
272,000		Bank of America Corp., 3.875%, 08/01/25	285,494	0.1
508,000		Bank of America Corp., 4.100%, 07/24/23	540,433	0.2
316,000		Bank of America Corp., 4.000%, 04/01/24	335,076	0.1
503,000		Bank of New York Mellon Corp., 2.050%, 05/03/21	501,298	0.2
369,000		Boardwalk Pipelines L.P., 5.950%, 06/01/26	416,686	0.2
120,000	(2)	Brink's Co/The, 4.625%, 10/15/27	119,700	0.0

See Accompanying Notes to Financial Statements

2

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		United States: (continued)
500,000	(2)	Builders FirstSource, Inc., 5.625%, 09/01/24	530,000	0.2
427,000		CBRE Services, Inc., 5.250%, 03/15/25	470,634	0.2
266,000		CBS Corp., 3.700%, 08/15/24	275,980	0.1
198,000		CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 02/15/23	204,930	0.1
125,000		CDW LLC / CDW Finance Corp., 5.000%, 09/01/25	131,406	0.1
544,000		Celgene Corp., 4.000%, 08/15/23	579,951	0.2
527,000		Charter Communications Operating LLC / Charter Communications Operating Capital, 4.464%, 07/23/22	556,352	0.2
325,000		CHS/Community Health Systems, Inc., 5.125%, 08/01/21	316,062	0.1
699,000		Citigroup, Inc., 4.000%, 08/05/24	728,994	0.3
491,000		Citigroup, Inc., 5.500%, 09/13/25	555,003	0.2
770,000		Citizens Bank NA/Providence RI, 2.450%, 12/04/19	775,041	0.3
193,000		Comcast Corp., 2.350%, 01/15/27	180,982	0.1
215,000		Comcast Corp., 4.250%, 01/15/33	231,882	0.1
300,000	(2)	CommScope Technologies LLC, 5.000%, 03/15/27	292,875	0.1
616,000	(2)	Cox Communications, Inc., 2.950%, 06/30/23	610,116	0.2
868,000		CVS Health Corp., 2.800%, 07/20/20	878,690	0.3
236,000	(2)	Dell International LLC / EMC Corp., 4.420%, 06/15/21	248,325	0.1
581,000	(2)	Dell International LLC / EMC Corp., 5.450%, 06/15/23	637,256	0.2
390,000	(2)	Dell International LLC / EMC Corp., 6.020%, 06/15/26	436,081	0.2
374,000		Discover Bank, 7.000%, 04/15/20	413,356	0.2
187,000		Eastman Chemical Co., 2.700%, 01/15/20	189,222	0.1
758,000		Energy Transfer L.P., 4.900%, 02/01/24	812,727	0.3
616,000		Entergy Corp., 5.125%, 09/15/20	655,657	0.3
404,000		Enterprise Products Operating LLC, 6.450%, 09/01/40	520,929	0.2
252,000		Envision Healthcare Corp., 5.625%, 07/15/22	257,355	0.1
665,000	(2)	ESH Hospitality, Inc., 5.250%, 05/01/25	689,106	0.3
377,000		Fifth Third Bancorp, 8.250%, 03/01/38	569,180	0.2
330,000	(2)	First Data Corp., 5.750%, 01/15/24	346,500	0.1
590,000		FirstEnergy Corp., 4.250%, 03/15/23	625,044	0.2
600,000	(2)	Fresenius Medical Care US Finance II, Inc., 5.625%, 07/31/19	634,236	0.2
91,000		General Electric Co., 6.750%, 03/15/32	125,886	0.1
284,000		General Motors Financial Co., Inc., 4.300%, 07/13/25	294,766	0.1
208,000		Gilead Sciences, Inc., 2.950%, 03/01/27	204,739	0.1
289,000		Goldman Sachs Group, Inc./The, 2.625%, 04/25/21	290,483	0.1
1,040,000		Goldman Sachs Group, Inc./The, 2.876%, 10/31/22	1,042,181	0.4
55,000		Goodyear Tire & Rubber Co/The, 4.875%, 03/15/27	56,100	0.0
694,000		Hartford Financial Services Group, Inc., 6.625%, 03/30/40	955,126	0.4
530,000		HCA, Inc., 5.250%, 04/15/25	565,775	0.2
190,000	(2)	Hill-Rom Holdings, Inc., 5.000%, 02/15/25	195,225	0.1
248,000		Indiana Michigan Power Co., 7.000%, 03/15/19	264,643	0.1
1,025,000	(2)	JBS USA LUX SA / JBS USA Finance, Inc., 5.875%, 07/15/24	1,012,187	0.4
430,000		JPMorgan Chase & Co., 2.550%, 03/01/21	432,865	0.2
530,000		JPMorgan Chase & Co., 6.000%, 02/01/66	585,650	0.2
227,000		Kinder Morgan Energy Partners L.P., 4.250%, 09/01/24	237,166	0.1
395,000		Kraft Heinz Foods Co., 3.000%, 06/01/26	382,361	0.2
384,000		Kroger Co/The, 4.450%, 02/01/47	367,642	0.1
560,000		Level 3 Parent LLC, 5.750%, 12/01/22	576,800	0.2
394,000		Medtronic, Inc., 3.150%, 03/15/22	406,032	0.2
396,000		Metropolitan Edison Co., 7.700%, 01/15/19	421,460	0.2
300,000		MGM Resorts International, 4.625%, 09/01/26	301,500	0.1
453,000		Morgan Stanley, 3.750%, 02/25/23	473,823	0.2
753,000		Morgan Stanley, 4.100%, 05/22/23	793,586	0.3
295,000		Netflix, Inc., 5.750%, 03/01/24	316,756	0.1
504,000		Newell Brands, Inc., 2.875%, 12/01/19	512,257	0.2
462,000		NextEra Energy Capital Holdings, Inc., 3.625%, 06/15/23	480,579	0.2
285,000	(2)	Nielsen Finance LLC / Nielsen Finance Co., 5.000%, 04/15/22	294,227	0.1
265,000		Nordstrom, Inc., 5.000%, 01/15/44	251,174	0.1
365,000	(2)	Novelis Corp., 5.875%, 09/30/26	377,089	0.1

See Accompanying Notes to Financial Statements

3

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		United States: (continued)
243,000		Occidental Petroleum Corp., 4.625%, 06/15/45	270,015	0.1
504,000		Oracle Corp., 2.950%, 05/15/25	509,514	0.2
160,000		O'Reilly Automotive, Inc., 3.600%, 09/01/27	161,208	0.1
205,000	(2)	Owens-Brockway Glass Container, Inc., 5.875%, 08/15/23	225,372	0.1
283,000		Pfizer, Inc., 2.750%, 06/03/26	281,366	0.1
598,000		Philip Morris International, Inc., 4.250%, 11/10/44	627,370	0.2
695,000	(2)	Post Holdings, Inc., 5.000%, 08/15/26	700,213	0.3
122,000		Qualcomm, Inc., 3.250%, 05/20/27	121,980	0.0
286,000		Energy Transfer L.P. / Regency Energy Finance Corp., 4.500%, 11/01/23	300,380	0.1
339,000		Reynolds American, Inc., 6.150%, 09/15/43	430,665	0.2
585,000		Sabra Health Care L.P. / Sabra Capital Corp., 5.500%, 02/01/21	603,647	0.2
134,000		Scripps Networks Interactive, Inc., 2.750%, 11/15/19	135,304	0.1
150,000	(2)	Sirius XM Radio, Inc., 5.375%, 04/15/25	158,438	0.1
170,000	(2)	Six Flags Entertainment Corp., 4.875%, 07/31/24	175,313	0.1
325,000	(2)	Six Flags Entertainment Corp., 5.500%, 04/15/27	340,031	0.1
305,000		SLM Corp., 5.125%, 04/05/22	316,819	0.1
390,000	(2)	Standard Industries, Inc./NJ, 5.000%, 02/15/27	407,433	0.2
310,000		Summit Midstream Holdings LLC / Summit Midstream Finance Corp., 5.750%, 04/15/25	317,750	0.1
134,000		Sunoco Logistics Partners Operations L.P., 4.250%, 04/01/24	138,776	0.1
454,000		Synchrony Financial, 4.250%, 08/15/24	473,129	0.2
501,000		TEGNA, Inc., 6.375%, 10/15/23	533,565	0.2
299,000		Time Warner Cable LLC, 5.875%, 11/15/40	325,139	0.1
526,000		Time Warner, Inc., 6.500%, 11/15/36	637,288	0.3
790,000		T-Mobile USA, Inc., 6.625%, 04/01/23	831,475	0.3
185,000		United Rentals North America, Inc., 5.500%, 07/15/25	198,413	0.1
300,000	(2)	Univision Communications, Inc., 5.125%, 02/15/25	298,875	0.1
720,000	(1),(2)	Valeant Pharmaceuticals International, 7.250%, 07/15/22	694,800	0.3
250,000		Verizon Communications, Inc., 4.125%, 03/16/27	261,400	0.1
351,000		Verizon Communications, Inc., 5.012%, 08/21/54	352,230	0.1
281,000		Viacom, Inc., 4.375%, 03/15/43	239,248	0.1
598,000		Wells Fargo & Co., 4.100%, 06/03/26	623,211	0.2
			46,368,389	18.0

	Total Corporate Bonds/Notes
	(Cost $73,714,086)		77,255,100	30.1

COLLATERALIZED MORTGAGE OBLIGATIONS: 12.5%
		United States: 12.5%
864,017		Adjustable Rate Mortgage Trust 2006-2 1A1, 3.378%, 05/25/36	814,506	0.3
570,926		Alternative Loan Trust 2005-51 3A2A, 2.234%, (12MTA + 1.290%), 11/20/35	555,340	0.2
183,151		Alternative Loan Trust 2006-13T1 A9, 6.000%, 05/25/36	150,734	0.1
280,423		Alternative Loan Trust 2007-23CB A3, 1.738%, (US0001M + 0.500%), 09/25/37	187,940	0.1
694,405		CitiMortgage Alternative Loan Trust Series 2006-A3 1A7, 6.000%, 07/25/36	670,686	0.3
760,143		CHL Mortgage Pass-Through Trust 2007-7 A7, 5.750%, 06/25/37	703,902	0.3
129,020		Countrywide Alternative Loan Trust 2005-53T2 2A6, 1.738%, (US0001M + 0.500%), 11/25/35	79,516	0.0
8,486,529	(3)	Fannie Mae 2005-18 SC, 3.412%, (-1.000*US0001M + 4.650%), 03/25/35	906,521	0.3
5,108,145	(3)	Fannie Mae 2009-106 SA, 5.012%, (-1.000*US0001M + 6.250%), 01/25/40	830,180	0.3
500,000		Fannie Mae Connecticut Avenue Securities 2017-C03 1M2, 4.238%, (US0001M + 3.000%), 10/25/29	517,918	0.2
400,000		Fannie Mae Connecticut Avenue Securities 2017-C05 1M2, 3.438%, (US0001M + 2.200%), 01/25/30	397,370	0.2
194,124		Fannie Mae REMIC Trust 2003-22 BZ, 6.000%, 04/25/33	212,215	0.1
120,513		Fannie Mae REMIC Trust 2005-74 DK, 19.049%, (-4.000*US0001M + 24.000%), 07/25/35	192,535	0.1
256,030		Fannie Mae REMIC Trust 2006-104 ES, 27.261%, (-5.000*US0001M + 33.450%), 11/25/36	451,732	0.2
2,998,101	(3)	Fannie Mae REMIC Trust 2007-36 SN, 5.532%, (-1.000*US0001M + 6.770%), 04/25/37	540,040	0.2
376,957		Fannie Mae REMIC Trust 2007-55 DS, 11.905%, (-2.500*US0001M + 15.000%), 06/25/37	424,665	0.2

See Accompanying Notes to Financial Statements

4

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
		United States: (continued)
2,681,927	(3)	Fannie Mae REMIC Trust 2008-53 FI, 4.862%, (-1.000*US0001M + 6.100%), 07/25/38	268,863	0.1
1,322,038	(3)	Fannie Mae REMIC Trust 2008-58 SM, 4.862%, (-1.000*US0001M + 6.100%), 07/25/38	213,571	0.1
147,528		Fannie Mae REMIC Trust 2009-66 SL, 11.717%, (-3.333*US0001M + 15.833%), 09/25/39	231,499	0.1
93,200		Fannie Mae REMIC Trust 2009-66 SW, 11.883%, (-3.333*US0001M + 16.000%), 09/25/39	121,639	0.0
9,485,346	(3)	Fannie Mae REMIC Trust 2010-123 SL, 4.832%, (-1.000*US0001M + 6.070%), 11/25/40	1,468,283	0.6
7,935,413	(3)	Fannie Mae REMIC Trust 2011-55 SK, 5.322%, (-1.000*US0001M + 6.560%), 06/25/41	1,507,792	0.6
51,255	(3)	Fannie Mae REMIC Trust 2011-69 AI, 5.000%, 05/25/18	188	0.0
3,567,089	(3)	Fannie Mae REMIC Trust 2011-86 NS, 4.712%, (-1.000*US0001M + 5.950%), 09/25/41	542,492	0.2
1,442,963	(3)	Fannie Mae REMIC Trust 2012-10 US, 5.212%, (-1.000*US0001M + 6.450%), 02/25/42	208,684	0.1
4,163,413	(3)	Fannie Mae REMIC Trust 2012-24 HS, 5.312%, (-1.000*US0001M + 6.550%), 09/25/40	619,838	0.2
3,222,973	(3)	Fannie Mae REMIC Trust 2013-31 PI, 4.500%, 02/25/43	450,731	0.2
1,499,124	(3)	Fannie Mae Series 2007-9 SE, 4.842%, (-1.000*US0001M + 6.080%), 03/25/37	227,761	0.1
2,140,064	(3)	Fannie Mae Series 2013-44 DI, 3.000%, 05/25/33	284,957	0.1
314,450	(3)	Freddie Mac REMIC Trust 2303 SY, 7.461%, (-1.000*US0001M + 8.700%), 04/15/31	72,661	0.0
2,389,678	(3)	Freddie Mac REMIC Trust 2989 GU, 5.761%, (-1.000*US0001M + 7.000%), 02/15/33	411,483	0.2
1,966,214	(3)	Freddie Mac REMIC Trust 3271 SB, 4.811%, (-1.000*US0001M + 6.050%), 02/15/37	294,630	0.1
5,553,820	(3)	Freddie Mac REMIC Trust 3424 HI, 4.661%, (-1.000*US0001M + 5.900%), 04/15/38	830,348	0.3
1,827,119	(3)	Freddie Mac REMIC Trust 3632 IP, 5.000%, 02/15/40	318,538	0.1
2,954,903	(3)	Freddie Mac REMIC Trust 3710 SL, 4.761%, (-1.000*US0001M + 6.000%), 05/15/36	160,381	0.1
8,674,808	(3)	Freddie Mac REMIC Trust 3856 KS, 5.311%, (-1.000*US0001M + 6.550%), 05/15/41	1,550,469	0.6
3,343,480	(3)	Freddie Mac REMIC Trust 3925 SD, 4.811%, (-1.000*US0001M + 6.050%), 07/15/40	415,316	0.2
3,945,950	(3)	Freddie Mac REMIC Trust 3946 SE, 5.411%, (-1.000*US0001M + 6.650%), 02/15/41	535,220	0.2
5,730,459	(3)	Freddie Mac REMIC Trust 4077 SM, 5.461%, (-1.000*US0001M + 6.700%), 08/15/40	814,266	0.3
1,886,806	(3)	Freddie Mac REMIC Trust 4152 BI, 4.000%, 12/15/41	274,113	0.1
3,656,013	(3)	Freddie Mac REMIC Trust 4313 MI, 5.000%, 04/15/39	659,627	0.3
300,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DNA3 M3, 5.938%, (US0001M + 4.700%), 04/25/28	348,809	0.1
400,000	(4)	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA3 M2, 3.738%, (US0001M + 2.500%), 03/25/30	404,113	0.2
600,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA2 M2, 3.888%, (US0001M + 2.650%), 12/25/29	607,160	0.2
131,892		Ginnie Mae Series 2007-37 S, 20.757%, (-3.667*US0001M + 25.300%), 04/16/37	155,880	0.1
493,633		Ginnie Mae Series 2007-8 SP, 18.032%, (-3.242*US0001M + 22.049%), 03/20/37	717,702	0.3
3,359,933	(3)	Ginnie Mae Series 2010-116 NS, 5.411%, (-1.000*US0001M + 6.650%), 09/16/40	541,219	0.2
3,489,894	(3)	Ginnie Mae Series 2010-165 IP, 4.000%, 04/20/38	164,231	0.1
1,072,067	(3)	Ginnie Mae Series 2010-6 IA, 5.000%, 11/20/39	139,206	0.0
483,780	(3)	Ginnie Mae Series 2010-94 PI, 4.500%, 12/20/37	3,720	0.0
6,223,962	(3)	Ginnie Mae Series 2011-116 BI, 4.000%, 08/16/26	616,867	0.2
1,728,707	(3)	Ginnie Mae Series 2011-140 CI, 5.000%, 10/20/40	205,779	0.1
2,661,926	(3)	Ginnie Mae Series 2013-115 NI, 4.500%, 01/16/43	456,356	0.2
2,409,391	(3)	Ginnie Mae Series 2013-5 NI, 3.000%, 01/20/28	212,055	0.1
4,296,762	(3)	Ginnie Mae Series 2015-178 GI, 4.000%, 05/20/44	720,857	0.3
532,738		GreenPoint Mortgage Funding Trust 2006-AR3 4A1, 1.448%, (US0001M + 0.210%), 04/25/36	492,925	0.2

See Accompanying Notes to Financial Statements

5

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
		United States: (continued)
398,483	(2)	JP Morgan Mortgage Trust 2017-3 B1, 3.888%, 08/25/47	400,190	0.2
292,328		Lehman XS Trust Series 2005-5N 1A2, 1.598%, (US0001M + 0.360%), 11/25/35	260,971	0.1
300,000	(2)	Mill City Mortgage Loan Trust 2017-1 M2, 3.250%, 11/25/58	293,101	0.1
300,000	(2)	Mill City Mortgage Loan Trust 2017-2 M2, 3.250%, 07/25/59	292,260	0.1
59,578		Structured Asset Securities Corp. 2004-4XS 1A6, 5.050%, 02/25/34	60,765	0.0
17,930,078	(3)	WaMu Mortgage Pass-Through Certificates Series 2005-AR11 X, 1.118%, 08/25/45	624,485	0.2
107,748		WaMu Mortgage Pass-Through Certificates Series 2006-AR12 1A1, 3.252%, 10/25/36	105,269	0.0
404,301		WaMu Mortgage Pass-Through Certificates Series 2006-AR8 1A4, 3.221%, 08/25/46	383,645	0.1
774,700		WaMu Mortgage Pass-Through Certificates Series 2007-HY2 1A1, 3.103%, 12/25/36	738,379	0.3
247,563		WaMu Mortgage Pass-Through Certificates Series 2007-HY4 1A1, 2.792%, 04/25/37	226,376	0.1
970,549		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-11 A1, 5.750%, 01/25/36	876,436	0.3
276,216		Wells Fargo Alternative Loan 2007-PA2 2A1, 1.668%, (US0001M + 0.430%), 06/25/37	229,259	0.1
309,915		Wells Fargo Mortgage Backed Securities 2006-8 A15, 6.000%, 07/25/36	312,820	0.1
402,156		Wells Fargo Mortgage Backed Securities 2006-AR17 A1, 3.624%, 10/25/36	394,034	0.1
89,658		Wells Fargo Mortgage Backed Securities 2006-AR17 A2, 3.624%, 10/25/36	87,848	0.0
513,031		Wells Fargo Mortgage Backed Securities 2006-AR7 2A1, 3.332%, 05/25/36	495,523	0.2
498,764		Wells Fargo Mortgage Backed Securities 2006-AR8 3A2, 3.170%, 04/25/36	493,967	0.2

	Total Collateralized Mortgage Obligations
	(Cost $31,299,801)		32,181,357	12.5

ASSET-BACKED SECURITIES: 4.6%
		Cayman Islands: 4.0%
640,000	(2)	ALM VII R-2 Ltd. 2013-7R2A A2R, 3.359%, (US0003M + 2.000%), 10/15/27	645,754	0.2
430,000	(2)	Apidos CLO XI 2012-11A BR, 3.303%, (US0003M + 1.950%), 01/17/28	433,624	0.2
390,000	(2)	Apidos CLO XVII 2014-17A A2R, 3.203%, (US0003M + 1.850%), 04/17/26	391,079	0.1
680,000	(2)	Apidos CLO XVII 2014-17A BR, 3.853%, (US0003M + 2.500%), 04/17/26	682,189	0.3
400,000	(2)	Avery Point IV CLO Ltd. 2014-1A CR, 3.717%, (US0003M + 2.350%), 04/25/26	401,740	0.2
250,000	(2)	Babson CLO Ltd. 2014-IA BR, 3.563%, (US0003M + 2.200%), 07/20/25	250,714	0.1
930,000	(2)	BlueMountain CLO 2012-2A BR, 3.216%, (US0003M + 1.900%), 11/20/28	936,338	0.4
600,000	(2)	BlueMountain CLO 2014-4A B1R, 3.167%, (US0003M + 1.850%), 11/30/26	603,870	0.2
550,000	(2)	BlueMountain CLO 2014-4A CR, 3.867%, (US0003M + 2.550%), 11/30/26	554,416	0.2
1,160,000	(2)	Bristol Park CLO Ltd. 2016-1A B, 3.259%, (US0003M + 1.900%), 04/15/29	1,169,716	0.5
530,000	(2)	Carlyle Global Market Strategies CLO Ltd. 2012-4A BR, 3.263%, (US0003M + 1.900%), 01/20/29	536,186	0.2
500,000	(2)	Cedar Funding IV CLO Ltd. 2014-4A CR, 3.613%, (US0003M + 2.250%), 07/23/30	501,811	0.2
950,000	(2)	Dryden 33 Senior Loan Fund 2014-33A BR, 3.209%, (US0003M + 1.850%), 10/15/28	960,261	0.4
250,000	(2),(4)	ArrowMark Colorado Holdings 2017-7A C 0.000%, (US0003M + 1.900%), 07/15/30	250,000	0.1
250,000	(2)	Octagon Investment Partners XIX Ltd. 2014-1A CR, 3.459%, (US0003M + 2.100%), 04/15/26	250,227	0.1
630,000	(2)	Palmer Square Loan Funding 2017-1A D Ltd., 6.170%, (US0003M + 4.850%), 10/15/25	623,209	0.2
760,000	(2)	Shackleton CLO Ltd. 2016-9A A, 2.863%, (US0003M + 1.500%), 10/20/28	767,104	0.3

See Accompanying Notes to Financial Statements

6

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Cayman Islands: (continued)
250,000	(4)	THL Credit Wind River CLO Ltd. 2017-4A C, 11/20/30	250,000	0.1
			10,208,238	4.0

		United States: 0.6%
596,182		Citigroup Mortgage Loan Trust 2006-WF1 A2E, 5.023%, 03/25/36	443,479	0.2
1,160,000	(2)	OHA Loan Funding Ltd. 2016-1A B1, 3.163%, (US0003M + 1.800%), 01/20/28	1,164,933	0.4
			1,608,412	0.6

	Total Asset-Backed Securities
	(Cost $11,758,320)		11,816,650	4.6

U.S. GOVERNMENT AGENCY OBLIGATIONS: 1.6%
		Federal Home Loan Mortgage Corporation: 0.4%(5)
287,041		4.000%, 09/01/45	301,428	0.1
196,214		4.000%, 09/01/45	206,049	0.1
414,581		4.000%, 05/01/46	435,360	0.2
			942,837	0.4

		Federal National Mortgage Association: 0.8%(5)
157,704		2.500%, 06/01/30	159,014	0.1
102,902		2.500%, 06/01/30	103,757	0.0
66,076		2.500%, 07/01/30	66,625	0.0
326,613		4.000%, 05/01/45	343,153	0.1
372,539		4.500%, 12/01/40	402,260	0.2
185,744		4.500%, 12/01/40	200,435	0.1
423,665		5.000%, 05/01/41	460,842	0.2
207,163		5.000%, 06/01/41	225,343	0.1
			1,961,429	0.8

		Government National Mortgage Association: 0.4%
286,406		4.500%, 08/20/41	308,026	0.1
419,659		5.140%, 10/20/60	435,006	0.2
357,913		5.310%, 10/20/60	369,570	0.1
32,798		5.500%, 03/20/39	36,143	0.0
			1,148,745	0.4

	Total U.S. Government Agency Obligations
	(Cost $4,054,729)		4,053,011	1.6

COMMERCIAL MORTGAGE-BACKED SECURITIES: 10.0%
		United States: 10.0%
7,891,999	(3)	BANK 2017-BNK5 XA, 1.105%, 06/15/60	584,564	0.2
262,465		Banc of America Commercial Mortgage Trust 2007-3 B, 5.708%, 06/10/49	264,856	0.1
2,424,788	(3)	Barclays Commercial Mortgage Trust 2017-C1 XA, 1.525%, 02/15/50	257,919	0.1
126,000	(2)	Bear Stearns Commercial Mortgage Securities Trust 2004-TOP14 L, 5.405%, 01/12/41	126,452	0.1
126,000	(2)	Bear Stearns Commercial Mortgage Securities Trust 2004-TOP14 M, 5.405%, 01/12/41	126,068	0.1
127,000	(2)	Bear Stearns Commercial Mortgage Securities Trust 2004-TOP14 N, 5.405%, 01/12/41	125,078	0.1
260,000	(2)	Bear Stearns Commercial Mortgage Securities Trust 2006-TOP22 E, 5.721%, 04/12/38	245,954	0.1
687,612	(2)	Beckman Coulter, Inc. 2000-A A, 7.498%, 12/15/18	692,158	0.3
3,391,955	(3)	CD 2016-CD1 Mortgage Trust XA, 1.438%, 08/10/49	315,427	0.1
14,694,021	(3)	CFCRE Commercial Mortgage Trust 2016-C7 XA, 0.791%, 12/10/54	817,904	0.3
8,467,408	(3)	Citigroup Commercial Mortgage Trust 2013-GC15 XA, 1.132%, 09/10/46	306,615	0.1
3,630,000	(3)	Citigroup Commercial Mortgage Trust 2017-C4 XA, 1.275%, 10/12/50	293,326	0.1
230,000		Citigroup Commercial Mortgage Trust 2017-P8 C, 4.272%, 09/15/50	231,838	0.1
5,510,191	(3)	COMM 2012-CR1 XA, 1.879%, 05/15/45	379,574	0.2
17,858,123	(2),(3)	COMM 2012-LTRT XA, 1.008%, 10/05/30	668,208	0.3
11,421,977	(3)	COMM 2013-CCRE13 XA, 0.922%, 11/12/46	395,520	0.2
5,539,915	(3)	COMM 2014-UBS2 XA, 1.535%, 03/10/47	313,967	0.1
7,334,675	(3)	COMM 2016-CR28 XA, 0.381%, 02/10/49	302,715	0.1
1,000,000		COMM 2017-COR2 C, 4.563%, 09/10/50	1,017,484	0.4
408,596	(2)	GCCFC Commercial Mortgage Trust 2004-GG1 F, 6.380%, 06/10/36	408,230	0.2
6,963	(2)	Credit Suisse First Boston Mortgage Securities Corp. 2003-C4 J, 5.322%, 08/15/36	6,944	0.0
15,073,986	(3)	CSAIL 2017-CX9 XA Commercial Mortgage Trust, 0.905%, 09/15/50	799,803	0.3
530,000	(2)	DBJPM 16-C3 Mortgage Trust, 3.494%, 09/10/49	436,416	0.2
3,818,889	(2),(3)	DBUBS 2011-LC1A XA, 0.737%, 11/10/46	62,791	0.0
370,000	(2)	DBUBS 2011-LC2A D, 5.542%, 07/10/44	388,949	0.2
6,440,000	(3)	Freddie Mac Multifamily Structured Pass Through Certificates K010 X3, 4.622%, 11/25/44	819,852	0.3
4,300,000	(3)	Freddie Mac Multifamily Structured Pass Through Certificates K013 X3, 2.814%, 01/25/43	365,841	0.1
16,461,967	(3)	Freddie Mac Multifamily Structured Pass Through Certificates K704 X1, 1.964%, 08/25/18	151,289	0.1

See Accompanying Notes to Financial Statements

7

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2017 (continued)

Principal Amount†				Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
			United States: (continued)
	8,087,203	(3)	Freddie Mac Multifamily Structured Pass Through Certificates K711 X3, 1.619%, 08/25/40	225,779	0.1
	450,000	(2)	GS Mortgage Securities Trust 2010-C2 F, 4.548%, 12/10/43	404,700	0.2
	4,578,727	(3)	GS Mortgage Securities Trust 2012-GCJ7 XA, 2.231%, 05/10/45	303,440	0.1
	6,311,486	(3)	GS Mortgage Securities Trust 2013-GC16 XA, 1.401%, 11/10/46	272,798	0.1
	1,500,000	(2)	GS Mortgage Securities Trust 2016-GS4 E, 3.803%, 11/10/49	1,069,923	0.4
	7,792,772	(3)	GS Mortgage Securities Trust 2017-GS6 XA, 1.052%, 05/10/50	634,855	0.2
	735,000		JPMBB Commercial Mortgage Securities Trust 2014-C18 AS, 4.439%, 02/15/47	788,741	0.3
	290,000	(2)	JP Morgan Chase Commercial Mortgage Securities Corp. 2004-CB8 J, 4.733%, 01/12/39	280,166	0.1
	5,790,000	(2),(3)	JP Morgan Chase Commercial Mortgage Securities Corp. 2012-LC9 XB, 0.328%, 12/15/47	91,631	0.0
	460,000		JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC9 E, 5.381%, 06/12/41	464,328	0.2
	510,000		JP Morgan Chase Commercial Mortgage Securities Trust 2005-LDP2 F, 5.010%, 07/15/42	511,878	0.2
	11,917,645	(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX XA, 1.647%, 06/15/45	569,932	0.2
	750,000		JP Morgan Chase Commercial Mortgage Securities Trust 2013-C10 C, 4.147%, 12/15/47	759,305	0.3
	1,221,684	(2)	JPMBB Commercial Mortgage Securities Trust 2014-C24 ESK, 9.989%, 11/15/47	1,222,759	0.5
	3,539	(2)	JPMorgan Commercial Mortgage-Backed Securities Trust 2009-RR1 A4B2, 1.000%, (US0001M + 0.700%), 03/18/51	3,508	0.0
	110,731	(2)	LB-UBS Commercial Mortgage Trust 2005-C1 G, 5.659%, 02/15/40	110,544	0.0
	640,000		LB-UBS Commercial Mortgage Trust 2005-C3 F, 5.013%, 07/15/40	636,054	0.2
	1,370,000		LB-UBS Commercial Mortgage Trust 2006-C4 D, 5.857%, 06/15/38	1,370,187	0.5
	5,820,120	(2),(3)	LSTAR Commercial Mortgage Trust 2017-5 X, 1.235%, 03/10/50	302,844	0.1
	560,000		Morgan Stanley Capital I Trust 2006-IQ11 C, 6.282%, 10/15/42	547,162	0.2
	930,000	(2)	Morgan Stanley Capital I Trust 2011-C1 E, 5.414%, 09/15/47	987,630	0.4
	9,229,523	(2),(3)	UBS-Barclays Commercial Mortgage Trust 2012-C3 XA, 1.893%, 08/10/49	697,856	0.3
	13,447,831	(3)	Wells Fargo Commercial Mortgage Trust 2016-C37, 1.035%, 12/15/49	780,941	0.3
	2,077,295	(2),(3)	WFRBS Commercial Mortgage Trust 2013-C12 XA, 1.363%, 03/15/48	111,164	0.0
	15,253,148	(3)	WFRBS Commercial Mortgage Trust 2013-C16 XA, 0.927%, 09/15/46	465,140	0.2
	11,253,714	(3)	WFRBS Commercial Mortgage Trust 2013-UBS1 XA, 1.060%, 03/15/46	347,768	0.1
	16,825,691	(3)	WFRBS Commercial Mortgage Trust 2014-C19 XA, 1.148%, 03/15/47	827,403	0.3

		Total Commercial Mortgage-Backed Securities
		(Cost $25,621,777)		25,694,178	10.0

U.S. TREASURY OBLIGATIONS: 7.8%
			U.S. Treasury Bonds: 0.5%
	6,000		3.000%, 11/15/45	6,152	0.0
	1,268,000		3.000%, 05/15/47	1,298,932	0.5
				1,305,084	0.5

			U.S. Treasury Notes: 6.5%
	1,910,000		1.250%, 03/31/19	1,902,651	0.7
	45,000		1.375%, 01/31/21	44,405	0.0
	3,904,000		1.500%, 10/31/19	3,896,375	1.5
	2,388,000		1.625%, 10/15/20	2,381,144	0.9
	22,000		1.750%, 01/31/23	21,658	0.0
	3,846,000		1.875%, 03/31/22	3,831,878	1.5
	880,000		2.000%, 10/31/22	879,398	0.4
	1,900,000		2.125%, 03/31/24	1,892,912	0.7
	122,000		2.250%, 10/31/24	122,162	0.1
	1,709,000		2.250%, 08/15/27	1,690,275	0.7
				16,662,858	6.5

			U.S. Treasury Obligations: 0.8%
	2,120,000		0.625%, 06/30/18	2,109,649	0.8

		Total U.S. Treasury Obligations
		(Cost $20,134,993)		20,077,591	7.8

FOREIGN GOVERNMENT BONDS: 25.8%
			Argentina: 1.2%
	275,000		Argentine Republic Government International Bond, 6.875%, 01/26/27	300,300	0.1
	1,420,000		Argentine Republic Government International Bond, 6.875%, 04/22/21	1,550,463	0.6
ARS	3,172,000		Argentine Bonos del Tesoro, 21.200%, 09/19/18	176,769	0.1
ARS	4,000,000		Republic of Argentina, 18.200%, 10/03/21	231,255	0.1

See Accompanying Notes to Financial Statements

8

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2017 (continued)

Principal Amount†				Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: (continued)
			Argentina: (continued)
ARS	15,828,000		Republic of Argentina, 21.200%, 09/19/18	878,979	0.3
				3,137,766	1.2

			Brazil: 2.4%
BRL	13,987,000		Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/21	4,387,808	1.7
BRL	5,100,000		Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/23	1,586,408	0.6
	250,000		Brazilian Government International Bond, 6.000%, 04/07/26	278,000	0.1
				6,252,216	2.4

			Canada: 0.3%
CAD	880,000		Canadian Government Bond, 3.500%, 12/01/45	845,621	0.3

			Colombia: 0.5%
	529,000		Colombia Government International Bond, 2.625%, 03/15/23	519,941	0.2
	618,000		Colombia Government International Bond, 8.125%, 05/21/24	785,632	0.3
				1,305,573	0.5

			Croatia: 0.1%
	300,000		Croatia Government International Bond, 6.375%, 03/24/21	331,602	0.1

			Dominican Republic: 0.2%
	461,000	(2)	Dominican Republic International Bond, 6.600%, 01/28/24	521,506	0.2

			Egypt: 0.1%
	300,000		Egypt Government International Bond, 6.125%, 01/31/22	313,472	0.1

			Germany: 0.7%
EUR	40,000		Bundesrepublik Deutschland, 1.000%, 08/15/25	50,070	0.0
EUR	1,080,000		Bundesrepublik Deutschland, 2.500%, 08/15/46	1,664,997	0.7
				1,715,067	0.7

			Hungary: 0.6%
	226,000		Hungary Government International Bond, 5.375%, 02/21/23	253,419	0.1
	110,000		Hungary Government International Bond, 7.625%, 03/29/41	169,923	0.1
EUR	850,000		Hungary Government International Bond, 1.750%, 10/10/27	1,009,691	0.4
				1,433,033	0.6

			Indonesia: 1.7%
	300,000	(2)	Indonesia Government International Bond, 4.125%, 01/15/25	314,986	0.1
	650,000	(2)	Indonesia Government International Bond, 4.750%, 01/08/26	710,251	0.3
IDR	2,437,000,000		Indonesia Treasury Bond, 7.500%, 08/15/32	183,460	0.1
IDR	36,000,000,000		Indonesia Treasury Bond, 10.250%, 07/15/22	3,055,487	1.2
				4,264,184	1.7

			Italy: 7.5%
EUR	5,420,000		Italy Buoni Poliennali Del Tesoro, 2.200%, 06/01/27	6,555,549	2.6
EUR	8,800,000		Italy Buoni Poliennali Del Tesoro, 4.500%, 03/01/26	12,633,589	4.9
				19,189,138	7.5

			Ivory Coast: 0.1%
	313,625		Ivory Coast Government International Bond, 5.750%, 12/31/32	310,077	0.1

			Lebanon: 0.1%
	325,000		Lebanon Government International Bond, 6.000%, 01/27/23	317,211	0.1

			Mexico: 1.7%
MXN	61,900,000		Mexican Bonos, 6.500%, 06/10/21	3,174,725	1.2
MXN	18,590,000		Mexican Bonos, 7.750%, 05/29/31	1,001,650	0.4
	175,000		Mexico Government International Bond, 4.000%, 10/02/23	183,750	0.1
				4,360,125	1.7

			Morocco: 0.1%
	200,000		Morocco Government International Bond, 4.250%, 12/11/22	210,314	0.1

			Nigeria: 0.1%
	200,000		Nigeria Government International Bond, 7.875%, 02/16/32	220,178	0.1

			Panama: 0.2%
	200,000		Panama Government International Bond, 3.875%, 03/17/28	209,500	0.1
	315,000		Panama Government International Bond, 6.700%, 01/26/36	417,375	0.1
				626,875	0.2

			Peru: 0.5%
	75,000		Peruvian Government International Bond, 5.625%, 11/18/50	94,762	0.0
PEN	4,000,000		Peruvian Government International Bond, 6.350%, 08/12/28	1,324,481	0.5
				1,419,243	0.5

			Poland: 0.9%
PLN	7,500,000		Republic of Poland Government Bond, 3.250%, 07/25/25	2,060,983	0.8

See Accompanying Notes to Financial Statements

9

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2017 (continued)

Principal Amount†				Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: (continued)
			Poland: (continued)
	375,000		Republic of Poland Government International Bond, 3.250%, 04/06/26	384,299	0.1
				2,445,282	0.9

			Russia: 2.8%
RUB	86,000,000		Russian Federal Bond - OFZ, 7.500%, 08/18/21	1,478,677	0.6
RUB	94,000,000		Russian Federal Bond - OFZ, 7.600%, 07/20/22	1,627,206	0.6
RUB	192,000,000		Russian Federal Bond - OFZ, 7.750%, 09/16/26	3,356,421	1.3
	600,000	(2)	Russian Foreign Bond - Eurobond, 4.875%, 09/16/23	653,831	0.3
				7,116,135	2.8

			Saudi Arabia: 0.1%
	200,000	(2)	KSA Sukuk Ltd., 3.628%, 04/20/27	203,370	0.1

			South Africa: 0.4%
ZAR	14,738,000		Republic of South Africa Government Bond, 8.500%, 01/31/37	909,026	0.4

			Sri Lanka: 0.3%
	600,000	(2)	Sri Lanka Government International Bond, 6.200%, 05/11/27	638,789	0.2
	200,000	(2)	Sri Lanka Government International Bond, 6.825%, 07/18/26	222,269	0.1
				861,058	0.3

			Turkey: 0.2%
	461,000		Turkey Government International Bond, 7.375%, 02/05/25	529,583	0.2

			Ukraine: 0.2%
	525,000		Ukraine Government International Bond, 7.375%, 09/25/32	517,125	0.2

			United Kingdom: 2.3%
GBP	1,020,000		United Kingdom Gilt, 2.000%, 09/07/25	1,443,631	0.6
GBP	2,480,000		United Kingdom Gilt, 3.500%, 01/22/45	4,378,374	1.7
				5,822,005	2.3

			Uruguay: 0.4%
	75,000		Uruguay Government International Bond, 4.375%, 10/27/27	81,309	0.0
	75,000		Uruguay Government International Bond, 7.625%, 03/21/36	106,313	0.1
UYU	24,000,000		Uruguay Government International Bond, 9.875%, 06/20/22	873,257	0.3
				1,060,879	0.4

			Vietnam: 0.1%
	125,000		Vietnam Government International Bond, 6.750%, 01/29/20	136,366	0.1

		Total Foreign Government Bonds
		(Cost $66,862,249)		66,374,030	25.8

	Value	Percentage of Net Assets
PURCHASED OPTIONS (6): 3.2%
Total Purchased Options
(Cost $8,343,450)	8,074,733	3.2

Total Long-Term Investments
(Cost $241,789,405)	245,526,650	95.6

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 6.4%
	Commercial Paper: 3.5%
4,000,000	American Electric Power Co., Inc., 1.400%, 11/08/17	3,998,780	1.6
5,000,000	The Bank of Tokyo-Mitsubishi UFJ Ltd., 1.200%, 11/02/17	4,999,674	1.9
		8,998,454	3.5

	Securities Lending Collateral(7): 0.7%
1,000,000	Cantor Fitzgerald, Repurchase Agreement dated 10/31/17, 1.08%, due 11/01/17 (Repurchase Amount $1,000,030, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $1,020,000, due 12/01/17-09/20/67)	1,000,000	0.4
799,663	Daiwa Capital Markets, Repurchase Agreement dated 10/31/17, 1.08%, due 11/01/17 (Repurchase Amount $799,687, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $815,473, due 11/02/17-12/01/51)	799,663	0.3
		1,799,663	0.7

See Accompanying Notes to Financial Statements

10

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2017 (continued)

Shares		Value	Percentage of Net Assets
	Mutual Funds: 2.2%
5,612,000	(8) BlackRock Liquidity Funds, FedFund, Institutional Class, 0.940%
	(Cost $5,612,000)	5,612,000	2.2

	Total Short-Term Investments
	(Cost $16,410,475)	16,410,117	6.4

	Total Investments in Securities (Cost $258,199,880)	$261,936,767	102.0
	Liabilities in Excess of Other Assets	(5,028,960)	(2.0)
	Net Assets	$256,907,807	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Security, or a portion of the security, is on loan.
(2)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(3)	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
(4)	Settlement is on a when-issued or delayed-delivery basis.
(5)	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
(6)	The tables below the Portfolio of Investments detail open purchased options which are non-income producing securities.
(7)	Represents securities purchased with cash collateral received for securities on loan.
(8)	Rate shown is the 7-day yield as of October 31, 2017.

ARS	Argentine Peso
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	EU Euro
GBP	British Pound
IDR	Indonesian Rupiah
MXN	Mexican Peso
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
RUB	Russian Ruble
UYU	Uruguayan Peso Uruguayo
ZAR	South African Rand

Reference Rate Abbreviations:
12MTA	12-month Treasury Average
US0001M	1-month LIBOR
US0003M	3-month LIBOR

See Accompanying Notes to Financial Statements

11

Voya Global Equity Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2017

Shares			Value	Percentage of Net Assets
COMMON STOCK: 95.5%
		Australia: 1.3%
714,086		Insurance Australia Group Ltd.	3,590,836	1.3

		Brazil: 0.7%
239,900		Banco Santander Brasil SA	2,104,708	0.7

		Canada: 1.5%
119,097		Canadian Natural Resources Ltd.	4,156,485	1.5

		China: 2.3%
8,483	(1)	Alibaba Group Holding Ltd. ADR	1,568,422	0.5
12,100,000	(1),(2)	China Hongxing Sports Ltd.	–	–
351,689		China Mobile Ltd.	3,537,418	1.3
33,000		Tencent Holdings Ltd.	1,483,189	0.5
			6,589,029	2.3

		France: 7.2%
12,903		LVMH Moet Hennessy Louis Vuitton SE	3,848,491	1.3
461,249	(1)	Natixis SA	3,617,183	1.3
236,543		Orange SA	3,885,854	1.4
32,654		Renault S.A.	3,238,470	1.2
63,539		Societe Generale	3,536,231	1.2
130,526		Suez	2,295,498	0.8
			20,421,727	7.2

		Germany: 5.5%
18,986		Allianz SE	4,432,449	1.5
41,205		BASF SE	4,505,906	1.6
57,061		Deutsche Wohnen AG	2,442,230	0.9
29,412	(1)	Siemens AG	4,224,525	1.5
			15,605,110	5.5

		Hong Kong: 1.4%
535,060		AIA Group Ltd.	4,031,933	1.4

		India: 0.8%
496,799		Yes Bank Ltd.	2,414,848	0.8

		Ireland: 1.2%
40,947		Medtronic PLC	3,297,052	1.2

		Italy: 1.8%
471,776		Enel S.p.A.	2,925,799	1.0
110,412	(1)	UniCredit SpA	2,110,044	0.8
			5,035,843	1.8

		Japan: 7.3%
34,000		Chugai Pharmaceutical Co., Ltd.	1,621,010	0.6
128,021		LIXIL Group Corp.	3,525,830	1.2
153,815		Mitsubishi Corp.	3,602,031	1.3
37,400		Omron Corp.	2,095,729	0.7
287,187		Panasonic Corp.	4,336,341	1.5
25,800		Rohm Co., Ltd.	2,401,651	0.8
31,800		Shin-Etsu Chemical Co., Ltd.	3,353,667	1.2
			20,936,259	7.3

		Netherlands: 3.0%
93,969		Relx NV	2,121,520	0.7
104,535		Royal Dutch Shell PLC - Class A ADR	6,588,841	2.3
			8,710,361	3.0

		Singapore: 0.9%
9,582		Broadcom Ltd.	2,528,786	0.9

		Sweden: 1.3%
194,162		Volvo AB - B Shares	3,845,621	1.3

		Switzerland: 4.4%
61,191		Nestle S.A.	5,148,521	1.8
51,374		Novartis AG	4,237,291	1.5
14,298		Roche Holding AG	3,304,713	1.1
			12,690,525	4.4

		Taiwan: 1.7%
115,244		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	4,878,279	1.7

		United Kingdom: 4.0%
65,491		AstraZeneca PLC	4,431,167	1.6
48,136		British American Tobacco PLC	3,110,046	1.1
112,831		Diageo PLC	3,853,032	1.3
			11,394,245	4.0

		United States: 49.2%
38,011		Allstate Corp.	3,567,712	1.3
6,383	(1)	Amazon.com, Inc.	7,055,002	2.5
57,565		Apple, Inc.	9,730,788	3.4
86,203		Citizens Financial Group, Inc.	3,276,576	1.1
92,422		Coca-Cola Co.	4,249,564	1.5
33,286		Deere & Co.	4,423,044	1.5
57,899		DowDuPont, Inc.	4,186,677	1.5
69,037		Exxon Mobil Corp.	5,754,234	2.0
21,379	(1)	Facebook, Inc.	3,849,503	1.3
24,870		General Dynamics Corp.	5,048,113	1.8
64,114		Intercontinental Exchange, Inc.	4,237,935	1.5
31,326		Johnson & Johnson	4,367,158	1.5
69,153		JPMorgan Chase & Co.	6,957,483	2.4
34,311		Kraft Heinz Co.	2,653,270	0.9
14,979		Lam Research Corp.	3,124,170	1.1
81,332		Lazard Ltd.	3,866,523	1.4
22,887		Lowe's Cos, Inc.	1,829,816	0.6
23,788		McDonald's Corp.	3,970,455	1.4
59,800		Merck & Co., Inc.	3,294,382	1.2
41,918	(3)	Microchip Technology, Inc.	3,973,826	1.4
113,810		Microsoft Corp.	9,466,716	3.3
30,166		Mid-America Apartment Communities, Inc.	3,087,490	1.1
26,682		NextEra Energy, Inc.	4,137,578	1.5
51,695		Nucor Corp.	2,989,522	1.0
101,123		Oracle Corp.	5,147,161	1.8
38,521		Philip Morris International, Inc.	4,030,837	1.4
90,910		Tapestry, Inc.	3,722,764	1.3

See Accompanying Notes to Financial Statements

12

Voya Global Equity Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2017 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		United States: (continued)
40,379		Timken Co.	1,903,870	0.7
27,656		UnitedHealth Group, Inc.	5,813,844	2.0
12,576		Vail Resorts, Inc.	2,880,155	1.0
28,160	(1),(3)	VMware, Inc.	3,370,470	1.2
81,568		Wells Fargo & Co.	4,579,228	1.6
			140,545,866	49.2
		Total Common Stock
		(Cost $217,692,283)	272,777,513	95.5

RIGHTS: –%
		China: –%
26	(1)	China Literature Ltd.	–	–

		Total Rights
		(Cost $–)	–	–

		Total Long-Term Investments
		(Cost $217,692,283)	272,777,513	95.5

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.4%
	Securities Lending Collateral(4): 1.3%
625,632	Bank of Nova Scotia, Repurchase Agreement dated 10/31/17, 1.05%, due 11/01/17 (Repurchase Amount $625,650, collateralized by various U.S. Government Securities, 0.000%-6.125%, Market Value plus accrued interest $638,163, due 01/04/18-09/09/49)	625,632	0.2
1,000,000	Daiwa Capital Markets, Repurchase Agreement dated 10/31/17, 1.08%, due 11/01/17 (Repurchase Amount $1,000,030, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,019,771, due 11/02/17-12/01/51)	1,000,000	0.4
1,000,000	Merrill Lynch & Co., Inc., Repurchase Agreement dated 10/31/17, 1.07%, due 11/01/17 (Repurchase Amount $1,000,029, collateralized by various U.S. Government Agency Obligations, 2.383%-4.500%, Market Value plus accrued interest $1,020,000, due 11/01/28-11/01/47)	1,000,000	0.4
1,000,000	Nomura Securities, Repurchase Agreement dated 10/31/17, 1.06%, due 11/01/17 (Repurchase Amount $1,000,029, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%-6.250%, Market Value plus accrued interest $1,020,000, due 11/30/17-09/09/49)	1,000,000	0.3
		3,625,632	1.3

Shares		Value	Percentage of Net Assets
	Mutual Funds: 3.1%
9,017,000	(5) BlackRock Liquidity Funds, FedFund, Institutional Class, 0.940%
	(Cost $9,017,000)	9,017,000	3.1

	Total Short-Term Investments
	(Cost $12,642,632)	12,642,632	4.4

	Total Investments in Securities (Cost $230,334,915)	$285,420,145	99.9
	Assets in Excess of Other Liabilities	177,309	0.1
	Net Assets	$285,597,454	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
(1)	Non-income producing security.
(2)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(3)	Security, or a portion of the security, is on loan.
(4)	Represents securities purchased with cash collateral received for securities on loan.
(5)	Rate shown is the 7-day yield as of October 31, 2017.

See Accompanying Notes to Financial Statements

13

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2017

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.6%
		Australia: 3.7%
101,076		ALS Ltd.	606,845	0.3
169,009	(1)	Amaysim Australia Ltd.	247,708	0.1
13,913		Aristocrat Leisure Ltd.	251,523	0.1
64,318		Ausdrill Ltd.	107,005	0.1
611,477		Beach Energy Ltd.	457,444	0.2
36,743		BT Investment Management Ltd.	303,976	0.1
97,035		Charter Hall Group	431,418	0.2
10,505		Codan Ltd./Australia	19,296	0.0
112,753		CSR Ltd.	410,120	0.2
31,294		Data#3 Ltd.	45,321	0.0
11,670		Dicker Data Ltd.	23,539	0.0
14,844		Domino's Pizza Enterprises Ltd.	530,716	0.3
40,051	(2)	Energy Resources of Australia Ltd.	17,319	0.0
58,110		Estia Health Ltd.	154,949	0.1
28,894	(3)	Galileo Japan Trust	–	–
130,852		Grange Resources Ltd.	16,524	0.0
194,440	(1)	Japara Healthcare Ltd.	300,965	0.1
12,416	(1)	JB Hi-Fi Ltd.	217,970	0.1
86,766	(2)	Karoon Gas Australia Ltd.	79,857	0.0
5,891		Lovisa Holdings Ltd.	26,691	0.0
118,326		Metcash Ltd.	244,438	0.1
23,710		Mineral Resources Ltd.	316,405	0.2
14,938		Monadelphous Group Ltd.	194,217	0.1
50,571		Monash IVF Group Ltd.	60,379	0.1
17,164		New Hope Corp., Ltd.	26,271	0.0
34,149		Nufarm Ltd.	237,707	0.1
153,465		oOh!media Ltd.	514,840	0.2
32,785		OZ Minerals Ltd.	202,450	0.1
3,797		Peet Ltd.	4,243	0.0
359,279	(2)	Ramelius Resources Ltd.	106,746	0.1
62,018	(1)	Regis Healthcare Ltd.	173,095	0.1
26,945		Seek Ltd.	379,423	0.2
22,333		Seven Group Holdings Ltd.	227,247	0.1
329,437	(1)	Tox Free Solutions Ltd.	618,563	0.3
105,446	(2)	Whitehaven Coal Ltd.	301,388	0.1
			7,856,598	3.7

		Austria: 1.4%
5,034		ams AG	459,286	0.2
12,338		BUWOG AG	355,849	0.2
1,154		CA Immobilien Anlagen AG	32,934	0.0
1,698		Fabasoft AG	20,966	0.0
2,315	(2)	Lenzing AG	313,348	0.1
6,842		POLYTEC Holding AG	170,556	0.1
9,500	(1)	Porr Ag	297,012	0.1
3,579	(1),(2)	Schoeller-Bleckmann Oilfield Equipment AG	334,103	0.2
39,364	(2)	Wienerberger AG	1,009,980	0.5
			2,994,034	1.4

		Belgium: 1.3%
151,931	(2)	AGFA-Gevaert NV	713,831	0.3
797		Barco NV	81,655	0.1
3,195		Cie d'Entreprises CFE	467,202	0.2
566		D'ieteren SA	25,885	0.0
35,309		Euronav NV	292,614	0.2
2,900	(2)	Galapagos NV	282,030	0.1
873		Jensen-Group NV	42,044	0.0
13,671		Ontex Group NV	480,845	0.2
2,105	(2)	QUESTFOR GR-PRICAF	22,303	0.0
1,411		RealDolmen	41,148	0.0
352		TER Beke SA	71,017	0.0
3,237		Warehouses De Pauw SCA	350,026	0.2
			2,870,600	1.3

		Brazil: 0.1%
7,700		Cia de Locacao das Americas	38,485	0.0
8,100		Magnesita Refratarios SA	114,147	0.1
			152,632	0.1

		Canada: 6.7%
15,960		AGF Management Ltd.	102,804	0.1
15,700		Aimia, Inc.	30,789	0.0
19,044	(2)	Air Canada	377,308	0.2
26,437		Algonquin Power & Utilities Corp.	282,997	0.1
19,500	(2)	Alio Gold, Inc.	77,389	0.0
85,900		Bonavista Energy Corp.	182,440	0.1
4,100		Brookfield Real Estate Services, Inc.	51,802	0.0
18,107		BRP, Inc./CA	608,573	0.3
4,700	(1)	BTB Real Estate Investment Trust	16,831	0.0
1,300		Calian Group Ltd.	33,475	0.0
4,900		Canaccord Capital, Inc.	16,294	0.0
12,699	(2)	Canada Goose Holdings, Inc.	272,775	0.1
7,910		Canadian Apartment Properties REIT	208,894	0.1
14,987	(2)	Canfor Corp.	298,090	0.2
21,323		Canfor Pulp Products, Inc.	232,882	0.1
232,852	(2)	Capstone Mining Corp.	265,322	0.1
7,587		Cascades, Inc.	91,390	0.1
2,600	(2)	Cathedral Energy Services Ltd.	2,942	0.0
9,093	(2)	Cipher Pharmaceuticals, Inc.	30,519	0.0
781		Cogeco Communications, Inc.	56,149	0.0
2,025		Cogeco, Inc.	138,035	0.1
1,380		Dream Office Real Estate Investment Trust	23,394	0.0
100		E-L Financial Corp. Ltd.	64,104	0.0
4,100		Empire Co. Ltd.	70,966	0.0
33,596		Enerflex Ltd.	457,026	0.2
78,313		Entertainment One Ltd.	293,935	0.1
90,023	(2)	Gran Tierra Energy, Inc.	196,081	0.1
3,600	(2)	Great Canadian Gaming Corp.	85,556	0.1
1,100		Guardian Capital Group Ltd.	21,743	0.0
44,557		High Arctic Energy Services, Inc.	148,857	0.1
10,400		High Liner Foods, Inc.	114,552	0.1
32,904		HudBay Minerals, Inc.	244,593	0.1

See Accompanying Notes to Financial Statements

14

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2017 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Canada: (continued)
77,482	(2)	Iamgold Corp.	425,217	0.2
1,532		Information Services Corp.	20,960	0.0
31,171	(2)	Interfor Corp.	507,396	0.2
10,700		Just Energy Group, Inc.	59,550	0.0
300		Lassonde Industries, Inc.	56,972	0.0
6,973		Laurentian Bank of Canada	324,300	0.2
400		Leon's Furniture Ltd.	6,068	0.0
11,100		Linamar Corp.	673,520	0.3
15,200		Maple Leaf Foods Inc.	394,227	0.2
45,000		Martinrea International, Inc.	441,245	0.2
3,865		Maxar Technologies Ltd.	244,495	0.1
600		Morguard Corp.	89,295	0.1
1,636		Morguard North American Residential Real Estate Investment Trust	19,719	0.0
171,000		Nexteer Automotive Group Ltd.	334,891	0.2
8,393		Norbord, Inc.	302,515	0.2
30,504		North American Energy Partners, Inc.	123,541	0.1
1,200		Northview Apartment Real Estate Investment Trust	21,654	0.0
33,775	(2)	Parex Resources, Inc.	449,251	0.2
4,755		Premium Brands Holdings Corp.	384,793	0.2
18,500		Reitmans Canada Ltd.	66,538	0.0
100	(2)	Senvest Capital, Inc.	18,952	0.0
183		Stuart Olson, Inc.	756	0.0
6,900		Summit Industrial Income REIT	40,060	0.0
126,185	(2)	Tamarack Valley Energy Ltd.	295,387	0.1
105,557	(2)	Taseko Mines Ltd.	234,337	0.1
17,200		Torstar Corp.	17,999	0.0
54,139		Transcontinental, Inc.	1,201,877	0.6
54,453	(2)	Trican Well Services Ltd.	204,711	0.1
30,517		Tricon Capital Group, Inc.	256,418	0.1
3,900		Wajax Corp.	70,920	0.0
21,488		West Fraser Timber Co., Ltd.	1,307,002	0.6
19,100		Western Forest Products, Inc.	38,789	0.0
497		WestJet Airlines Ltd.	10,386	0.0
9,979		WSP Global, Inc.	447,241	0.2
12,100		ZCL Composites, Inc.	127,556	0.1
			14,317,045	6.7

		China: 1.8%
121,500		Asia Cement China Holdings Corp.	42,362	0.0
34,000	(2)	Baoye Group Co. Ltd.	23,926	0.0
3,651	(2)	BeiGene Ltd. ADR	336,987	0.2
189,500		BYD Electronic International Co. Ltd.	513,860	0.2
182,000		China SCE Property Holdings Ltd.	82,166	0.0
155,000		China Sunshine Paper Holdings Co. Ltd.	46,110	0.0
19,022		China Yuchai International Ltd.	424,191	0.2
741	(2)	CKH Food & Health Ltd.	930	0.0
40,000		Dutech Holdings Ltd.	10,858	0.0
1,244,000		Greenland Hong Kong Holdings Ltd.	596,450	0.3
210,000		Hopefluent Group Holdings Ltd.	94,160	0.1
115,500		Kingboard Chemicals Holdings	685,384	0.3
279,000	(2)	Poly Property Group Co. Ltd.	135,225	0.1
88,000	(2),(3)	RREEF China Commercial Trust	–	–
163,000		Sinotruk Hong Kong Ltd.	216,759	0.1
116,000		Ten Pao Group Holdings Ltd.	29,752	0.0
124,000		Trigiant Group Ltd.	16,541	0.0
99,000	(2),(4)	Wuxi Biologics Cayman, Inc.	560,899	0.3
86,000	(2)	Xingfa Aluminium Holdings Ltd.	63,827	0.0
			3,880,387	1.8

		Denmark: 0.6%
75,259		Columbus A/S	155,507	0.1
10,470		GN Store Nord A/S	346,490	0.2
1,780	(2)	H+H International A/S	36,223	0.0
3,431		Jyske Bank	193,880	0.1
3,038		Parken Sport & Entertainment A/S	34,660	0.0
612		Per Aarsleff Holding A/S	16,957	0.0
7,144		Royal Unibrew A/S	411,312	0.2
4,574		Sparekassen Sjaelland-Fyn AS	88,784	0.0
			1,283,813	0.6

		Finland: 0.7%
3,392		Atria PLC	47,292	0.0
16,070		Cramo PLC	356,787	0.2
10,269		Finnair OYJ	133,973	0.1
16,552		F-Secure Oyj	84,834	0.0
5,635		Metso OYJ	204,653	0.1
37,594	(2)	Outotec Oyj	299,049	0.2
694		Vaisala OYJ	37,721	0.0
15,392		Valmet OYJ	298,433	0.1
			1,462,742	0.7

		France: 7.3%
55		1000mercis	2,963	0.0
39,660	(2)	Air France-KLM	620,983	0.3
4,213		Altamir	75,968	0.1
3,513		Alten Ltd.	307,445	0.1
8,831	(2)	Antalis International SAS	21,499	0.0
896		ARGAN SA	40,684	0.0
7,608	(2)	Arkema SA	961,129	0.5
756		Assystem	29,246	0.0
4,022		AST Groupe SA	38,792	0.0
5,963	(2)	Atos SE	926,148	0.4
766		Bastide le Confort Medical	41,250	0.0
1,723		Beneteau SA	30,989	0.0
1,451		Boiron SA	130,990	0.1
435		Savencia SA	41,550	0.0
1,601		Caisse Regionale de Credit Agricole Mutuel Nord de France	39,424	0.0
9,656		CBO Territoria	44,204	0.0
2,308		Cie des Alpes	73,207	0.1

See Accompanying Notes to Financial Statements

15

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2017 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		France: (continued)
3,779	(2)	Criteo SA ADR	157,849	0.1
1,046		Delta Plus Group	53,928	0.0
40,724		Derichebourg SA	434,234	0.2
1,435		Devoteam SA	134,126	0.1
5,782	(2)	Eiffage SA	603,963	0.3
8,761	(2),(4)	Elior Group	248,797	0.1
7,597		Elis SA	198,070	0.1
247	(2)	Eramet SLN	20,342	0.0
2,059	(2)	Eurofins Scientific SE	1,288,021	0.6
169		Exel Industries	22,471	0.0
5,377	(2)	Faurecia	390,883	0.2
1,559		Groupe Crit	147,096	0.1
562		Groupe Open	18,985	0.0
410		Groupe Partouche SA	15,703	0.0
4,086	(2)	ID Logistics Group	701,542	0.3
5,342	(2)	Imerys SA	486,420	0.2
762		Infotel SA	45,268	0.0
19,436	(1),(2)	Innate Pharma SA	211,911	0.1
5,526	(2)	Ipsen SA	668,135	0.3
3,415		Kaufman & Broad SA	150,904	0.1
135		LDC SA	18,098	0.0
1,992		Lectra	58,288	0.0
19,945	(2),(4)	Maisons du Monde SA	863,103	0.4
271		Manutan International	26,738	0.0
5,861		Mersen SA	257,043	0.1
7,980		MGI Coutier	324,227	0.2
9,011	(2)	Nexity SA	553,836	0.3
6,120		Plastivaloire	156,717	0.1
336		PSB Industries SA	18,587	0.0
5,762		SCOR SE	239,200	0.1
1,316		SEB SA	245,244	0.1
728		Societe Marseillaise du Tunnel Prado-Carenage SA	18,398	0.0
17,552	(2)	Societe Television Francaise (T.F.1)	249,547	0.1
1,286		Synergie SA	69,657	0.0
5,257		Teleperformance	767,754	0.4
21		Total Gabon	3,439	0.0
22,034	(2)	UbiSoft Entertainment	1,681,186	0.8
284		Vetoquinol SA	18,331	0.0
2,162	(2)	Virbac SA	278,410	0.1
229		Voyageurs du Monde	26,675	0.0
6,319	(2)	Worldline SA/France	309,112	0.2
			15,608,709	7.3

		Germany: 6.1%
5,034		Aareal Bank AG	209,301	0.1
22,223		Alstria Office REIT-AG	315,919	0.2
7,260		Amadeus Fire AG	667,411	0.3
2,520	(2)	Aumann AG	239,621	0.1
3,941		Bechtle AG	315,422	0.1
3,322		Berentzen-Gruppe AG	30,338	0.0
446		Bijou Brigitte AG	27,899	0.0
3,164	(2)	Borussia Dortmund GmbH & Co. KGaA	26,322	0.0
6,189		Carl Zeiss Meditec AG	330,018	0.2
920		CENIT AG	21,744	0.0
2,595		CENTROTEC Sustainable AG	56,103	0.1
6,864		Cewe Stiftung & Co. KGAA	673,002	0.3
43,125		Deutz AG	365,333	0.2
4,632	(2)	Dialog Semiconductor PLC	231,421	0.1
5,610		Duerr AG	776,367	0.4
156		Eckert & Ziegler AG	6,574	0.0
3,487		Elmos Semiconductor AG	98,314	0.0
47,868	(2)	Evotec AG	1,018,614	0.5
654	(2)	FinTech Group AG	17,849	0.0
9,593		Francotyp-Postalia Holding AG	54,755	0.0
13,063		Fraport AG Frankfurt Airport Services Worldwide	1,241,294	0.6
6,924		Freenet AG	231,870	0.1
329		FRoSTA AG	34,510	0.0
2,355		Gerresheimer AG	188,368	0.1
385	(2)	GK Software AG	57,852	0.1
5,825		HAEMATO AG	39,592	0.0
13,130		Kloeckner & Co. SE	154,843	0.1
1,106		Koenig & Bauer AG	86,110	0.0
2,515		Krones AG	318,195	0.2
4,141		Lanxess	324,690	0.2
1,865		MTU Aero Engines Holding AG	315,598	0.1
768		MVV Energie AG	21,059	0.0
726		OHB SE	35,218	0.0
1,578		PSI Software AG	35,301	0.0
100		Puma SE	45,169	0.0
2,198		Rheinmetall AG	261,053	0.1
42,678		SAF-Holland SA	845,377	0.4
10,187	(2)	Siltronic AG	1,520,386	0.7
5,980	(1)	STRATEC Biomedical AG	434,666	0.2
25,013		TAG Immobilien AG	431,221	0.2
1,091		Technotrans AG	63,342	0.0
878	(1),(2)	Uniper SE	24,671	0.0
7,535		VERBIO Vereinigte BioEnergie AG	70,771	0.0
5,551		VTG AG	320,583	0.2
5,323		Wirecard AG	528,841	0.2
			13,112,907	6.1

		Hong Kong: 2.3%
2,000		Allied Group Ltd.	12,254	0.0
236,000		Allied Properties HK Ltd	50,262	0.0
31,000		BOE Varitronix Ltd.	22,698	0.0
346,000		Bossini International Holdings Ltd	20,623	0.0
251,000	(2)	Cathay Pacific Airways Ltd.	429,394	0.2
2,802,920	(2)	China Billion Resources Ltd.	10,060	0.0
87,913	(2)	S&C Engine Group Ltd.	86,316	0.1
580,000		China Merchants Land Ltd.	109,369	0.1
210,000		China Overseas Grand Oceans Group Ltd.	123,173	0.1
200,000		Computime Group Ltd.	36,147	0.0
507,500	(2),(3)	DMX Technologies Group Ltd.	–	–
64,000		Dream International Ltd.	26,024	0.0
64,000		Eagle Nice International Holdings Ltd.	31,934	0.0
558,000		Emperor International Holdings Ltd.	197,473	0.1
42,000	(2)	eSun Holdings Ltd.	7,597	0.0
814,000		Fountain SET Hldgs	122,093	0.1
152,000		Get Nice Financial Group Ltd.	44,064	0.0
566,000		Get Nice Holdings Ltd.	24,329	0.0
102,000		Guangnan Holdings Ltd.	12,944	0.0

See Accompanying Notes to Financial Statements

16

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2017 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Hong Kong: (continued)
138,944		Hanison Construction Holdings Ltd.	25,664	0.0
10,000		Hong Kong Ferry Holdings Co. Ltd.	11,505	0.0
238,000		Hop Fung Group Holdings Ltd.	38,770	0.0
90,000		Hung Hing Printing Group Ltd.	17,870	0.0
523,000		K Wah International Holdings Ltd.	300,454	0.2
53,200		Lai Fung Holdings Ltd.	89,333	0.1
6,000		Liu Chong Hing Investment Ltd.	10,312	0.0
52,000		Lung Kee Bermuda Holdings	24,800	0.0
438,000		Man Wah Holdings Ltd.	395,711	0.2
118,000		Ming Fai International Holdings Ltd	18,302	0.0
23,000	(2)	Rich Goldman Holdings Ltd.	1,106	0.0
54,000		Overseas Chinese Town Asia Holdings Ltd.	20,904	0.0
278,000	(2),(3)	Pacific Andes International Holdings Ltd.	–	–
20,000		PC Partner Group Ltd.	8,997	0.0
320,000		Pico Far East Holdings Ltd.	135,360	0.1
430,000		Playmates Holdings Ltd.	57,323	0.0
270,000		Rivera Holdings Ltd.	19,381	0.0
544,000		Road King Infrastructure	894,391	0.4
562,000	(2)	Sinolink Worldwide Holdings	84,293	0.0
15,500		Soundwill Holdings Ltd.	33,546	0.0
206,000		Sun Hung Kai & Co. Ltd.	132,317	0.1
187,500		Tang Palace China Holdings Ltd.	79,362	0.0
189,000		Tao Heung Holdings Ltd.	34,896	0.0
46,000		Tomson Group Ltd.	21,288	0.0
1,010,000	(1)	Tongda Group Holdings Ltd.	286,607	0.1
114,000		Towngas China Co. Ltd.	93,561	0.1
100,000		TPV Technology Ltd.	17,064	0.0
354,000		Value Partners Group Ltd.	351,209	0.2
33,220		Valuetronics Holdings Ltd.	25,231	0.0
216,000		Vedan International Holdings Ltd.	21,596	0.0
436,400		VSTECS Holdings Ltd	203,058	0.1
140,000		Wuling Motors Holdings Ltd.	11,309	0.0
			4,832,274	2.3

		India: 0.2%
8,717		Andhra Sugars Ltd./The	79,755	0.0
87,646	(2)	Corp Bank	61,326	0.0
25,620	(2),(3)	Geodesic Ltd.	–	–
6,074		Hinduja Global Solutions Ltd.	54,094	0.0
7,437		Magma Fincorp Ltd.	20,199	0.0
3,339		OCL India Ltd.	74,323	0.1
7,439		Polyplex Corp. Ltd.	64,718	0.0
874		Sharda Motor Industries Ltd.	33,827	0.0
21,379	(2),(3)	Varun Industries Ltd.	–	–
35,487		West Coast Paper Mills Ltd.	102,208	0.1
			490,450	0.2

		Indonesia: 0.1%
1,114,200		Bank Bukopin Tbk	45,611	0.0
398,900	(2)	Bank Pan Indonesia Tbk PT	32,069	0.0
904,000		Erajaya Swasembada Tbk PT	52,652	0.1
301,000		Gajah Tunggal Tbk PT	15,433	0.0
61,300		Indah Kiat Pulp and Paper Corp. Tbk PT	23,842	0.0
82,900	(2)	Petrosea Tbk PT	8,098	0.0
4,480		Sunway Construction Group Bhd	2,434	0.0
			180,139	0.1

		Ireland: 0.8%
16,141	(2)	Avadel Pharmaceuticals PLC ADR	153,340	0.1
231,886	(2)	Cairn Homes PLC	481,475	0.2
23,510		Grafton Group Plc	256,859	0.1
9,677	(2)	Keywords Studios PLC	205,382	0.1
42,648		UDG Healthcare PLC	523,662	0.3
			1,620,718	0.8

		Israel: 0.6%
8,943		Ashtrom Group Ltd.	33,956	0.0
4,947		Aspen Group Ltd.	10,717	0.0
58,765	(2)	Ceragon Networks Ltd.	126,345	0.1
3,002		Danel Adir Yeoshua Ltd.	143,547	0.1
4,411		Dor Alon Energy in Israel 1988 Ltd.	60,605	0.0
23,138		Electra Consumer Products 1970 Ltd.	461,754	0.2
1,384		FIBI Holdings Ltd.	32,252	0.0
4,966		Kerur Holdings Ltd.	151,043	0.1
9,839		Naphtha Israel Petroleum Corp. Ltd.	57,173	0.0
3,691		Norstar Holdings, Inc.	66,314	0.0
2,516		Palram Industries 1990 Ltd.	17,741	0.0
6,265		Scope Metals Group Ltd.	177,006	0.1
			1,338,453	0.6

		Italy: 5.4%
214,345		A2A SpA	368,099	0.2
37,642		Amplifon S.p.A.	571,794	0.3
54,008	(4)	Anima Holding SpA	410,660	0.2
18,469	(2)	Arnoldo Mondadori Editore SpA	47,803	0.0
9,304		Ascopiave SpA	39,081	0.0
56,253		Autogrill S.p.A.	735,860	0.4
22,817		Autostrada Torino-Milano S.p.A.	632,924	0.3
10,347		Azimut Holding S.p.A.	204,244	0.1
11,206		Biesse S.p.A.	499,224	0.2
51,466		Brembo SpA	849,595	0.4
16,561		Brunello Cucinelli SpA	555,824	0.3
7,618		Caltagirone SpA	28,929	0.0
2,661		Cembre SpA	74,392	0.0
41,273		Cerved Information Solutions SpA	530,802	0.2
54,102		Cofide SpA	38,506	0.0

See Accompanying Notes to Financial Statements

17

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2017 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Italy: (continued)
13,424		Danieli & Co. Officine Meccaniche S.p.A.	321,339	0.2
3,698		DiaSorin SpA	336,389	0.2
24,073		Digital Bros SpA	352,572	0.2
1,676		El.En. SpA	47,441	0.0
26,705	(2)	Elica SpA	89,465	0.1
15,292		Emak SpA	32,989	0.0
15,810		ERG S.p.A.	264,273	0.1
15,100	(2),(4)	Gima TT SpA	299,545	0.2
4,162		Gruppo MutuiOnline SpA	63,947	0.0
7,629	(2)	I Grandi Viaggi SpA	17,773	0.0
124,515	(4)	Infrastrutture Wireless Italiane SpA	850,667	0.4
14,745		Interpump Group SpA	496,301	0.2
57,691	(2)	Juventus Football Club SpA	50,199	0.0
24,267	(1)	Maire Tecnimont SpA	136,069	0.1
19,840		Moncler SpA	563,229	0.3
56,734	(4)	OVS SpA	424,248	0.2
1,910		Prima Industrie SpA	93,766	0.0
103,261	(2)	Reno de Medici SpA	71,962	0.0
8,011		Sabaf SpA	195,497	0.1
8,137		SAES Getters SpA	249,535	0.1
22,037		Salvatore Ferragamo Italia SpA	578,344	0.3
22,774		Saras S.p.A.	60,773	0.0
7,403		Servizi Italia SpA	49,757	0.0
21,790		Societa Cattolica di Assicurazioni SC	236,180	0.1
1,913		Societa Iniziative Autostradali e Servizi S.p.A.	32,556	0.0
10,455		Tecnoinvestimenti Spa	67,806	0.0
			11,570,359	5.4

		Japan: 24.6%
1,700		Achilles Corp.	34,298	0.0
1,000		Aichi Bank Ltd.	61,616	0.0
600		Aichi Tokei Denki Co., Ltd.	21,551	0.0
3,850		Ain Holdings, Inc.	263,396	0.1
1,600		Alpha Systems, Inc.	35,149	0.0
21,600		Alps Electric Co., Ltd.	661,048	0.3
800		Anabuki Kosan, Inc.	21,320	0.0
1,900		Arakawa Chemical Industries Ltd.	46,052	0.0
500		Arata Corp.	21,247	0.0
18,800		Asahi Intecc Co. Ltd.	1,084,631	0.5
1,400		ASKA Pharmaceutical Co., Ltd.	26,590	0.0
3,000		Avant Corp.	25,056	0.0
700		Axyz Co. Ltd.	23,556	0.0
6,000		Bando Chemical Industries Ltd.	66,196	0.0
1,700		Bank of Kochi Ltd.	19,809	0.0
1,300		Chori Co., Ltd.	23,691	0.0
9,000		Chubu Shiryo Co., Ltd.	160,858	0.1
600		Chuo Spring Co., Ltd.	20,052	0.0
21,300		CKD Corp.	419,446	0.2
700		CK-San-Etsu Co. Ltd.	18,684	0.0
2,500		Corona Corp.	29,852	0.0
5,600		Cosmos Initia Co. Ltd.	24,109	0.0
5,400		CTI Engineering Co., Ltd.	51,711	0.0
1,400		Dai Nippon Toryo Co., Ltd.	21,430	0.0
1,600		Daido Kogyo Co., Ltd.	26,111	0.0
9,600		Daifuku Co., Ltd.	468,081	0.2
2,700		Daihatsu Diesel Manufacturing Co., Ltd.	20,418	0.0
38,000		Daihen Corp.	342,415	0.2
2,600		Daikyo, Inc.	50,068	0.0
59,900		Daikyonishikawa Corp.	1,017,913	0.5
2,700		Dainichi Co., Ltd.	20,055	0.0
1,600		Daishinku Corp.	27,685	0.0
28,600		Daiwa Industries Ltd.	321,269	0.2
19,300		DCM Holdings Co., Ltd.	177,303	0.1
2,000		DD Holdings Co. Ltd	76,978	0.0
14,000		Denka Co., Ltd.	467,746	0.2
29,000		Dip Corp.	708,154	0.3
2,630		Disco Corp.	609,441	0.3
8,600		DKK-Toa Corp.	67,118	0.0
45,400		DMG Mori Co. Ltd.	915,518	0.4
17,600		Doutor Nichires Holdings Co., Ltd.	417,866	0.2
4,600		Dowa Holdings Co., Ltd.	193,661	0.1
14,091		DTS Corp.	422,860	0.2
100		Duskin Co., Ltd.	2,743	0.0
23,500		EPS Holdings, Inc.	462,697	0.2
4,500		Excel Co., Ltd.	100,407	0.1
9,900		Ezaki Glico Co., Ltd.	549,080	0.3
39,400		Ferrotec Holdings Corp.	809,942	0.4
146,200		FIDEA Holdings Co., Ltd.	278,335	0.1
18,300		FJ Next Co. Ltd.	156,742	0.1
5,000		Fuji Furukawa Engineering & Construction Co. Ltd.	17,601	0.0
7,800		Fuji Oil Holdings, Inc.	210,298	0.1
10,027		Fuji Soft, Inc.	304,938	0.2
7,900		Fujikura Kasei Co., Ltd.	49,832	0.0
22,300		Fujikura Ltd.	194,628	0.1
12,500		Fujitsu Frontech Ltd.	218,958	0.1
2,200		FuKoKu Co. Ltd.	21,464	0.0
500		Fukuda Denshi Co., Ltd.	35,003	0.0
2,000		Furusato Industries Ltd.	32,672	0.0
700		Fuso Pharmaceutical Industries Ltd.	17,572	0.0
11,800		Future Corp.	119,195	0.1
8,400		G-7 Holdings, Inc.	179,050	0.1
3,300		GL Sciences, Inc.	59,042	0.0
500		GMO Cloud K.K.	13,251	0.0
7,400		Grandy House Corp.	31,224	0.0
24,500		H2O Retailing Corp.	453,199	0.2
3,100		Hakudo Co., Ltd.	61,794	0.0
3,900		Haruyama Trading Co., Ltd.	35,034	0.0
21,900		Hitachi Metals Ltd.	283,709	0.1
6,000		Hokko Chemical Industry Co. Ltd.	36,796	0.0
2,400		Honshu Chemical Industry Co. Ltd.	29,061	0.0
3,800		Horiba Ltd.	226,420	0.1
1,000		Hosokawa Micron Corp.	63,363	0.0
104,500		Ichigo, Inc.	371,631	0.2
23,700		IHI Corp.	853,649	0.4
9,800		IJT Technology Holdings Co. Ltd.	90,748	0.1
21,300		Infocom Corp.	546,527	0.3
11,800		TIS, Inc.	367,213	0.2
60,000		Itoham Yonekyu Holdings, Inc.	572,417	0.3
1,200		Iwasaki Electric Co., Ltd.	19,484	0.0
16,500	(1)	Jamco Corp.	344,788	0.2
358		Japan Hotel REIT Investment Corp.	237,028	0.1

See Accompanying Notes to Financial Statements

18

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2017 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Japan: (continued)
7,100		JBCC Holdings, Inc.	65,734	0.0
1,000		JFE Systems, Inc.	22,690	0.0
7,700		Juki Corp.	119,735	0.1
1,800		Kaga Electronics Co., Ltd.	53,932	0.0
700		Kamei Corp.	11,839	0.0
9,000		Kanamoto Co., Ltd.	295,884	0.1
60,600		Kanematsu Corp.	797,224	0.4
1,200		Kawasumi Laboratories, Inc.	9,260	0.0
4,700		Keihanshin Building Co. Ltd.	32,976	0.0
71,200		Kenedix, Inc.	416,277	0.2
2,100		Kimura Unity Co., Ltd.	21,706	0.0
5,700		King Co. Ltd.	26,611	0.0
1,200	(2)	KNT-CT Holdings Co., Ltd.	20,832	0.0
1,700		Kita-Nippon Bank Ltd.	52,906	0.0
1,000		Kitano Construction Corp.	4,502	0.0
45,600	(2)	Kobe Steel Ltd.	384,993	0.2
2,200		Komaihal Tec, Inc.	50,885	0.0
14,000		Kurabo Industries Ltd.	40,612	0.0
2,000		Kyodo Printing Co., Ltd.	66,636	0.0
8,300		Kyowa Leather Cloth Co., Ltd.	71,108	0.0
16,182		Kyudenko Corp.	714,479	0.3
3,300		Kyushu Leasing Service Co. Ltd.	30,942	0.0
10,600		Macromill, Inc.	320,222	0.2
30,000		Maeda Corp.	376,123	0.2
2,200		Maeda Seisakusho Co. Ltd.	19,232	0.0
12,400		Mandom Corp.	369,477	0.2
4,000		Marudai Food Co., Ltd.	18,712	0.0
1,000		Maruhachi Holdings Co. Ltd.	8,139	0.0
5,700		Matsumotokiyoshi Holdings Co., Ltd.	409,905	0.2
10,500		Meiji Shipping Co., Ltd.	42,332	0.0
5,900		Meiwa Corp.	27,102	0.0
2,600		Meiwa Estate Co., Ltd.	21,110	0.0
1,100		Mie Bank Ltd.	26,326	0.0
39,500		Mito Securities Co., Ltd.	136,642	0.1
3,800		Mitsubishi Materials Corp.	144,492	0.1
6,000		Mitsui Home Co., Ltd.	39,712	0.0
19,700		Miura Co., Ltd.	463,368	0.2
800		Morishita Jintan Co. Ltd.	21,196	0.0
2,000		Murakami Corp.	58,573	0.0
6,300		Musashi Seimitsu Industry Co., Ltd.	200,813	0.1
700		Nafco Co., Ltd.	10,843	0.0
1,500		Nagano Bank Ltd.	26,236	0.0
15,800		Nakano Corp.	89,669	0.1
900		NDS Co. Ltd.	30,396	0.0
27,900		Net One systems Co., Ltd.	346,099	0.2
10,073		Nichireki Co., Ltd.	127,340	0.1
3,800		Nichirin Co. Ltd.	138,668	0.1
73		Nippon Accommodations Fund, Inc.	281,522	0.2
1,000		Nippon Beet Sugar Manufacturing Co., Ltd.	21,354	0.0
400		Nippon Chemiphar Co., Ltd.	18,462	0.0
18,800		Nippon Filcon Co., Ltd./Tokyo	137,385	0.1
2,000		Nippon Seisen Co., Ltd.	96,750	0.1
17,100		Nippon Shinyaku Co., Ltd.	1,211,847	0.6
7,600		Nippon Shokubai Co., Ltd.	573,275	0.3
69,000		Nippon Suisan Kaisha Ltd.	422,180	0.2
25,600	(2)	Nippon Yusen KK	541,429	0.3
166,000	(2)	Niraku GC Holdings, Inc.	18,983	0.0
6,200		Nissha Co., Ltd.	199,435	0.1
13,000		Nisshin Fudosan Co.	91,487	0.1
9,000		Nittetsu Mining Co., Ltd.	667,418	0.3
8,000		Nitto Seiko Co., Ltd.	46,361	0.0
3,400		NJS Co. Ltd.	43,119	0.0
1,600		Noritake Co., Ltd.	77,115	0.0
83,200		North Pacific Bank Ltd.	280,038	0.1
2,000		Nozawa Corp.	25,512	0.0
6,000		Oenon Holdings, Inc.	17,487	0.0
2,200		Oita Bank Ltd.	89,064	0.1
8,000		Okura Industrial Co., Ltd.	54,228	0.0
4,000		Onoken Co., Ltd.	68,032	0.0
10,000		Open House Co. Ltd.	385,472	0.2
1,000		Origin Electric Co. Ltd.	18,019	0.0
29,500		Outsourcing, Inc.	406,689	0.2
10,300		Paltac Corp.	409,075	0.2
16,000		Parker Corp.	101,533	0.1
1,500		PCA Corp.	23,339	0.0
45,900		Penta-Ocean Construction Co., Ltd.	303,655	0.2
6,500	(2)	PeptiDream, Inc.	206,269	0.1
16,400		Poletowin Pitcrew Holdings, Inc.	262,715	0.1
35,000		Prima Meat Packers Ltd.	228,709	0.1
1,100		Pro-Ship, Inc.	24,253	0.0
2,300		Rheon Automatic Machinery Co., Ltd.	34,762	0.0
900		Rhythm Watch Co. Ltd.	18,833	0.0
23,200		Round One Corp.	299,807	0.1
8,800		Ryobi Ltd.	226,633	0.1
6,800		Saizeriya Co., Ltd.	209,766	0.1
1,100		Sakai Heavy Industries Ltd.	35,784	0.0
700		San Holdings, Inc.	18,055	0.0
16,282		San-Ai Oil Co., Ltd.	194,464	0.1
3,200		Sanko Metal Industrial Co. Ltd.	115,735	0.1
2,000		Sankyo Frontier Co. Ltd.	51,221	0.0
2,800		Sansha Electric Manufacturing Co. Ltd.	30,898	0.0
102,100		Sanwa Holdings Corp.	1,280,364	0.6
3,300		Saxa Holdings, Inc.	62,563	0.0
45,300		Scroll Corp.	191,143	0.1
21,700		Seikitokyu Kogyo Co., Ltd.	123,066	0.1
24,400		Seino Holdings Corp.	355,982	0.2
1,200		Senshu Electric Co. Ltd	26,553	0.0
66,000		Shiga Bank Ltd.	378,883	0.2
1,800		Shimojima Co., Ltd.	18,969	0.0
16,400		Shinsei Bank Ltd.	276,763	0.1
21,600		Shinsho Corp.	621,927	0.3
7,600		Ship Healthcare Holdings, Inc.	237,666	0.1
3,100		Shofu, Inc.	37,353	0.0

See Accompanying Notes to Financial Statements

19

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2017 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Japan: (continued)
19,300		Showa Denko KK	646,684	0.3
9,500		Softcreate Holdings Corp.	139,207	0.1
6,100		Soken Chemical & Engineering Co. Ltd.	132,750	0.1
1,200		Space Co. Ltd.	18,457	0.0
1,100		SPK Corp.	31,819	0.0
500		Star Flyer, Inc.	17,919	0.0
10,100		Starts Corp., Inc.	273,923	0.1
17,900		SCSK Corp.	771,916	0.4
42,000		Sumitomo Bakelite Co., Ltd.	341,552	0.2
21,800		Sumitomo Forestry Co., Ltd.	367,114	0.2
29,700		Sun Frontier Fudousan Co., Ltd.	357,577	0.2
4,200		Tachikawa Corp.	49,635	0.0
16,100		Taiheiyo Cement Corp.	643,501	0.3
2,300		Taiko Bank Ltd.	52,978	0.0
1,300		Taiyo Kagaku Co. Ltd.	18,209	0.0
1,500		Takano Co., Ltd.	16,279	0.0
64,500	(1)	Takara Leben Co., Ltd.	296,497	0.1
100		Takara Printing Co., Ltd.	1,559	0.0
11,900		Takasago Thermal Engineering Co., Ltd.	209,527	0.1
10,100		Tatsuta Electric Wire and Cable Co., Ltd.	74,082	0.0
5,500		Tayca Corp.	129,464	0.1
20,200		Teijin Ltd.	427,538	0.2
33,700		Temp Holdings Co., Ltd.	835,614	0.4
9,500		Tenma Corp.	197,450	0.1
4,400		Tigers Polymer Corp.	31,288	0.0
15,200		TOA Road Corp.	625,192	0.3
800		Toba, Inc.	22,103	0.0
46,000		Tochigi Bank Ltd.	209,659	0.1
34,000		Toda Corp.	277,005	0.1
4,000		Togami Electric Manufacturing Co. Ltd.	81,882	0.0
11,590		Tokyo Ohka Kogyo Co., Ltd.	423,847	0.2
14,400		Tokyo Sangyo Co. Ltd.	67,818	0.0
9,200		Tokyo Seimitsu Co., Ltd.	365,738	0.2
88,300		Tokyo Steel Manufacturing Co., Ltd.	762,652	0.4
16,600		Tokyo Tekko Co., Ltd.	314,034	0.2
4,921		Tokyo TY Financial Group, Inc.	132,883	0.1
2,000		Tomoku Co., Ltd.	37,320	0.0
3,400		Tonami Holdings Co., Ltd.	169,405	0.1
58,700		Nissan Tokyo Sales Holdings Co., Ltd.	211,588	0.1
30,000		Toshiba Tec Corp.	174,965	0.1
4,800		Towa Bank Ltd.	50,969	0.0
15,800		Toyo Kohan Co., Ltd.	67,557	0.0
20,200		Toyo Machinery & Metal Co., Ltd.	155,381	0.1
28,100		Toyo Tire & Rubber Co., Ltd.	635,806	0.3
3,600		Tsubakimoto Kogyo Co., Ltd.	93,121	0.1
5,200		Uchida Yoko Co., Ltd.	164,960	0.1
5,700		Ulvac, Inc.	403,811	0.2
2,400		UNIRITA, Inc.	37,246	0.0
12,400	(2)	UT Group Co. Ltd.	254,202	0.1
13,200	(1)	Utoc Corp.	62,123	0.0
3,300		Warabeya Nichiyo Co., Ltd.	81,703	0.0
10,304		Watabe Wedding Corp.	73,462	0.0
1,000		Wood One Co., Ltd.	17,024	0.0
21,300	(1)	W-Scope Corp.	400,637	0.2
13,400		Yamazen Corp.	153,204	0.1
2,500		Yashima Denki Co., Ltd.	21,207	0.0
52,300		Yuasa Trading Co., Ltd.	1,928,208	0.9
2,100		Yushiro Chemical Industry Co., Ltd.	31,761	0.0
25,500		Zenkoku Hosho Co. Ltd.	1,047,764	0.5
1,900		Zero Co. Ltd.	26,907	0.0
			52,639,117	24.6

		Liechtenstein: 0.1%
473		Liechtensteinische Landesbank AG	23,587	0.0
592		VP Bank AG	81,295	0.1
			104,882	0.1

		Luxembourg: 0.7%
228,500		L'Occitane International SA	434,159	0.2
20,136		Reinet Investments SCA	409,532	0.2
6,305	(2)	Stabilus SA	575,799	0.3
4,527		Ternium SA ADR	140,382	0.0
			1,559,872	0.7

		Malaysia: 0.3%
57,500		Affin Holdings Bhd	34,770	0.0
4,300		Batu Kawan Bhd	20,111	0.0
66,800	(2)	Hengyuan Refining Co. Bhd	133,700	0.1
128,700		I-Bhd	17,635	0.0
247,200	(2)	KSL Holdings BHD	73,540	0.1
72,450		Kumpulan Fima BHD	28,751	0.0
20,200		Lingkaran Trans Kota Holdings Bhd	28,104	0.0
192,523	(2)	Lion Industries Corp. Bhd	61,404	0.0
2,100		Malaysian Pacific Industries Bhd	6,905	0.0
38,500		MKH Bhd	18,825	0.0
42,000	(2)	MNRB Holdings Bhd	22,818	0.0
14,200		Oriental Holdings BHD	21,965	0.0
14,200		TASCO Bhd	7,882	0.0
25,600		Tong Herr Resources Bhd	21,953	0.0
85,918		Tropicana Corp. Bhd	20,295	0.0
122,100		Uchi Technologies Bhd	84,217	0.1
53,000		WTK Holdings Bhd	10,135	0.0
			613,010	0.3

		Marshall Islands: 0.0%
3,841	(2)	Tanker Investments Ltd.	18,810	0.0

		Mexico: 0.1%
158,993	(2)	Grupo Famsa SAB de CV	86,746	0.1
5,584		Rassini SAB de CV	20,714	0.0
			107,460	0.1

		Netherlands: 2.4%
16,573		Advanced Metallurgical Group NV	793,189	0.4
3,508		ASM International NV	235,085	0.1
8,119		ASR Nederland NV	332,836	0.1
13,607		BE Semiconductor Industries NV	1,069,269	0.5

See Accompanying Notes to Financial Statements

20

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2017 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Netherlands: (continued)
9,374	(2),(4)	Euronext NV	556,728	0.3
11,923		IMCD Group NV	749,887	0.3
4,004		KAS Bank NV	46,454	0.0
1,419		Kendrion NV	62,101	0.0
11,332		Ordina NV	19,602	0.0
9,037	(4)	Philips Lighting NV	342,511	0.2
4,942	(4)	Refresco Group NV	114,270	0.1
8,830	(2)	Rhi Magnesita NV	391,789	0.2
478,561	(1),(2),(3)	SNS Reaal NV	–	–
4,677		TKH Group NV	314,947	0.1
37,132		Post NL	158,256	0.1
			5,186,924	2.4

		New Zealand: 0.2%
5,900		Gentrack Group Ltd.	22,205	0.0
9,568		Hallenstein Glasson Holdings Ltd.	21,868	0.0
10,892		Kathmandu Holdings Ltd.	17,903	0.0
136,059		PGG Wrightson Ltd.	52,139	0.0
94,404		Summerset Group Holdings Ltd.	314,605	0.2
14,950		Warehouse Group Ltd.	21,586	0.0
			450,306	0.2

		Norway: 1.7%
89,215		Subsea 7 SA	1,503,929	0.7
1,408		Aker ASA	63,793	0.0
4,802		Atea ASA	60,554	0.0
8,720		Bonheur ASA	88,342	0.1
46,606	(1)	Kongsberg Gruppen ASA	850,713	0.4
51,237	(2)	Kvaerner ASA	98,042	0.1
18,726	(4)	Skandiabanken ASA	189,912	0.1
6,351		Selvaag Bolig ASA	23,171	0.0
7,502		Sparebank 1 Nord Norge	59,250	0.0
59,056		SpareBank 1 SMN	613,385	0.3
10,349		Sparebanken Vest	72,051	0.0
			3,623,142	1.7

		Peru: 0.0%
18,398	(2)	Cia Minera San Ignacio de Morococha SAA	20,886	0.0

		Philippines: 0.0%
24,230		Cebu Air, Inc.	51,159	0.0
11,300		Lopez Holdings Corp.	1,272	0.0
2,770		San Miguel Pure Foods Co., Inc.	16,526	0.0
			68,957	0.0

		Poland: 0.1%
4,112		Grupa Lotos SA	74,569	0.1
29,912	(2)	Impexmetal SA	35,254	0.0
1,050		PCC Rokita SA	26,426	0.0
			136,249	0.1

		Qatar: 0.0%
13,944		United Development Co. QSC	51,008	0.0

		Singapore: 1.2%
46,100		800 Super Holdings Ltd.	39,924	0.0
90,600		Breadtalk Group Ltd.	104,684	0.1
58,900		Centurion Corp. Ltd.	24,198	0.0
107,900		China Sunsine Chemical Holdings Ltd.	79,563	0.1
400		Chip Eng Seng Corp. Ltd.	282	0.0
143,900		CSE Global Ltd.	39,588	0.0
87,600		Design Studio Group Ltd.	35,025	0.0
25,500		Elec & Eltek International Co., Ltd.	39,780	0.0
190,000		Fortune Real Estate Investment Trust	229,420	0.1
102,900		Frencken Group Ltd.	45,321	0.0
40,400		GL Ltd.	27,415	0.0
36,600		Ho Bee Investment Ltd.	67,957	0.0
28,500		Hock Lian Seng Holdings Ltd.	10,245	0.0
33,790		Hong Leong Asia Ltd.	30,362	0.0
13,300		Hong Leong Finance Ltd.	26,654	0.0
35,500	(2)	HRnetgroup Ltd.	22,398	0.0
42,200		iFAST Corp. Ltd.	30,048	0.0
421,000	(1)	IGG, Inc.	565,232	0.3
208,044		Mapletree Industrial Trust	296,094	0.2
20,300		Micro-Mechanics Holdings Ltd.	31,423	0.0
4,900		NSL Ltd./Singapore	4,979	0.0
13,300		Sing Investments & Finance Ltd.	15,611	0.0
79,940		Sunningdale Tech Ltd.	135,460	0.1
134,000		Tai Sin Electric Ltd.	43,717	0.0
83,500	(2)	Tiong Woon Corp. Holding Ltd.	17,458	0.0
15,000		Tuan Sing Holdings Ltd.	4,563	0.0
249,813		UMS Holdings Ltd.	193,342	0.1
27,400		Venture Corp. Ltd.	391,675	0.2
			2,552,418	1.2

		South Africa: 0.5%
18,756		Aeci Ltd.	140,205	0.1
14,785		African Oxygen Ltd.	25,620	0.0
158,675		Alviva Holdings Ltd.	220,302	0.1
9,838		Exxaro Resources Ltd.	99,975	0.0
2,198		Hudaco Industries Ltd.	19,578	0.0
20,236		Hulamin Ltd.	10,305	0.0
44,762		Metair Investments Ltd.	60,121	0.1
3,509		MiX Telematics Ltd. ADR	35,722	0.0
32,074		Raubex Group Ltd.	46,051	0.0
119,149		Telkom SA Ltd.	446,300	0.2
71,509		Texton Property Fund Ltd.	33,886	0.0
			1,138,065	0.5

		South Korea: 3.0%
697		Asia Cement Co. Ltd.	53,722	0.0
432		Asia Holdings Co. Ltd.	44,343	0.0
10,059	(2)	AUK Corp.	24,619	0.0
785		Bookook Securities Co. Ltd.	19,269	0.0
61		Dae Han Flour Mills Co. Ltd.	9,229	0.0
20,399		Daewon San Up Co. Ltd.	136,018	0.1
4,212		Dongil Industries Co. Ltd.	238,731	0.1
3,380		DongKook Pharmaceutical Co. Ltd.	187,085	0.1
9,138		DuzonBizon Co. Ltd.	261,178	0.1
2,065		GIIR, Inc.	20,551	0.0
17,078		GMB Korea Corp.	114,152	0.1
1,072		GS Home Shopping, Inc.	201,298	0.1
1,245		Hankuk Paper Manufacturing Co. Ltd.	29,393	0.0
8,693		Hotel Shilla Co. Ltd.	608,229	0.3
3,640		Inzi Controls Co. Ltd.	19,618	0.0

See Accompanying Notes to Financial Statements

21

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2017 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		South Korea: (continued)
759		Kangnam Jevisco Co., Ltd.	24,728	0.0
3,519		KISCO Corp.	118,987	0.1
6,328		KIWOOM Securities Co. Ltd.	405,177	0.2
7,080		Korea Aerospace Industries Ltd.	359,399	0.2
1,480		Korea Airport Service Co. Ltd.	62,550	0.1
3,014		Kwangju Bank Co. Ltd.	31,743	0.0
1,532	(2)	Kyeryong Construction Industrial Co., Ltd.	24,477	0.0
1,996		LF Corp.	45,965	0.0
4,459		LS Industrial Systems Co. Ltd.	238,773	0.1
230		Mi Chang Oil Industrial Co. Ltd.	17,881	0.0
44,498		Nexen Tire Corp.	510,652	0.2
6,669		Poongsan Corp./New	292,487	0.1
2,956		POSCO Coated & Color Steel Co. Ltd.	73,877	0.1
322		RedcapTour Co. Ltd.	4,541	0.0
862		S&T Holdings Co. Ltd.	12,733	0.0
3,410		Saeron Automotive Corp.	22,767	0.0
843		Sam Jung Pulp Co. Ltd.	32,618	0.0
8,006		Sam Young Electronics Co. Ltd.	97,185	0.1
10,546		Samsung Securities Co. Ltd.	335,437	0.2
1,072		SeAH Special Steel Co. Ltd.	20,421	0.0
1,841		Sejong Industrial Co., Ltd.	12,784	0.0
1,288		Sewon Precision Industry Co. Ltd.	19,659	0.0
8,297		SFA Engineering Corp.	302,063	0.1
7,689		SKC Co., Ltd.	273,161	0.1
12,220		SL Corp.	250,323	0.1
39,574	(2)	Synopex, Inc.	112,354	0.1
126		Taekwang Industrial Co. Ltd.	128,322	0.1
10,761		TES Co. Ltd./Korea	332,737	0.2
4,014		UIL Co. Ltd	26,420	0.0
3,650		Uju Electronics Co. Ltd.	45,489	0.0
4,884		Visang Education, Inc.	51,440	0.0
1,493		YESCO Co. Ltd.	50,640	0.0
4,842		Yoosung Enterprise Co. Ltd.	16,056	0.0
1,195		YuHwa Securities Co. Ltd.	18,826	0.0
			6,340,107	3.0

		Spain: 1.3%
44,116		Bankinter S.A.	416,311	0.2
10,920		Ebro Foods SA	262,664	0.1
11,275		Enagas	324,762	0.2
12,771	(1)	Ercros SA	41,341	0.0
101,419		FAES FARMA SA	343,704	0.2
11,095		Lar Espana Real Estate Socimi SA	108,781	0.0
51,753	(1),(2)	Liberbank SA	23,928	0.0
66,254		Melia Hotels International SA	906,281	0.4
17,055		Merlin Properties Socimi SA	225,196	0.1
16,020		Papeles y Cartones de Europa SA	166,455	0.1
			2,819,423	1.3

		Sweden: 1.9%
3,403		BioGaia AB	123,716	0.1
7,987		Biotage AB	71,077	0.1
15,911		Cellavision AB	281,729	0.1
20,734		Com Hem Holding AB	311,259	0.1
27,094		Concentric AB	454,714	0.2
21,516	(4)	Dometic Group AB	187,071	0.1
810		G5 Entertainment AB	28,059	0.0
6,083		Intrum Justitia AB	213,190	0.1
3,854		JM AB	101,692	0.0
56,272	(2)	KappAhl AB	409,762	0.2
9,388		KNOW IT AB	171,575	0.1
8,748	(2)	Medivir AB	70,012	0.0
1,294		NCC AB	27,900	0.0
241		Profilgruppen AB	3,439	0.0
156,091		Rottneros AB	139,839	0.1
19,950	(4)	Scandic Hotels Group AB	257,353	0.1
1,195		Sectra AB	23,410	0.0
88,177	(2)	SSAB AB Class B	355,452	0.2
12,382	(2)	Swedish Orphan Biovitrum AB	183,478	0.1
2,024		Tethys Oil AB	14,929	0.0
2,606	(2)	THQ Nordic AB	22,879	0.0
2,837		Vitrolife AB	226,464	0.1
18,139		Wihlborgs Fastigheter AB	430,661	0.2
			4,109,660	1.9

		Switzerland: 4.9%
5,265		Adecco Group AG	417,711	0.2
630		Allreal Holding AG	105,298	0.1
2,006		Bobst Group AG	214,433	0.1
21		Carlo Gavazzi Holding AG	7,004	0.0
24		Compagnie Financiere Tradition SA	2,284	0.0
9,631		Coca-Cola HBC AG	325,499	0.2
1,440		Coltene Holding AG	142,896	0.1
220		Emmi AG	137,348	0.1
1,343		Feintool International Holding AG	159,520	0.1
5,588	(2),(4)	Galenica AG	259,630	0.1
13,120		GAM Holding Ltd.	204,505	0.1
571		Georg Fischer AG	703,512	0.3
717		Goldbach Group AG	24,687	0.0
306		Helvetia Holding AG	164,501	0.1
6,344		Julius Baer Group Ltd.	375,232	0.2
2,332		Kardex AG	277,694	0.1
1,171	(2)	Lastminute.com NV	16,022	0.0
25,521		Logitech International SA	912,615	0.4
3,121		Lonza Group AG	829,128	0.4
9		Metall Zug AG	34,573	0.0
5,081		Mobilezone Holding AG	63,408	0.0
36,522		OC Oerlikon Corp. AG	585,924	0.3
5,633		Oriflame Holding AG	202,940	0.1
303		Partners Group	203,794	0.1
32		Sika AG	236,847	0.1
648	(2)	Straumann Holding AG	452,434	0.2
1,986		Swiss Life Holding AG	690,273	0.3
2,649		Swissquote Group Holding SA	92,004	0.0
8,400		Tecan Group AG	1,776,667	0.8
1,218		u-blox Holding AG	239,146	0.1
84		Vetropack Holding AG	159,892	0.1

See Accompanying Notes to Financial Statements

22

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2017 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Switzerland: (continued)
11,591	(2),(4)	Wizz Air Holdings PLC	504,203	0.2
			10,521,624	4.9

		Taiwan: 1.3%
9,000		Advancetek Enterprise Co. Ltd.	5,430	0.0
1,649,000		AU Optronics Corp.	675,707	0.3
53,000		Cheng Uei Precision Industry Co., Ltd.	86,244	0.0
40,000		Chia Chang Co. Ltd.	31,864	0.0
482,000		Innolux Corp.	211,264	0.1
152,000		Compal Electronics, Inc.	111,913	0.1
75,200		Coretronic Corp.	90,060	0.0
42,000		Foxlink Image Technology Co. Ltd.	28,066	0.0
46,000		Froch Enterprise Co. Ltd.	24,648	0.0
214,000		Global Brands Manufacture Ltd.	98,711	0.1
23,000		Globalwafers Co. Ltd.	266,813	0.1
758,000		HannStar Display Corp.	294,397	0.1
18,300		Hotung Investment Holdings Ltd.	27,790	0.0
39,000		ITEQ Corp.	81,670	0.0
117,000		Primax Electronics Ltd.	303,808	0.2
14,177		Raydium Semiconductor Corp.	29,614	0.0
14,000		Stark Technology, Inc.	15,851	0.0
154,526		Sunrex Technology Corp.	91,280	0.1
26,000		Taiwan Surface Mounting Technology Co. Ltd.	24,712	0.0
62,000		UDE Corp.	123,800	0.1
39,000		Wah Lee Industrial Corp.	68,430	0.0
192,536		Wistron Corp.	160,822	0.1
			2,852,894	1.3

		Thailand: 1.1%
76,200		AAPICO Hitech PCL	84,328	0.0
217,000		Cal-Comp Electronics Thailand PCL	22,677	0.0
222,200	(2)	Esso Thailand PCL	102,415	0.1
312,900		Hwa Fong Rubber Thailand PCL	50,863	0.0
319,300	(2)	Mermaid Maritime PCL	34,475	0.0
500,000		Raimon Land PCL	17,008	0.0
203,900		Star Petroleum Refining PCL	106,860	0.1
35,300		Thai Metal Trade PCL	17,319	0.0
10,900		Thai Rayon PCL	18,702	0.0
1,170,200		Thanachart Capital PCL	1,928,876	0.9
			2,383,523	1.1

		Turkey: 0.1%
423,599		Albaraka Turk Katilim Bankasi AS	145,392	0.1
13,543		Is Yatirim Menkul Degerler A.S.	7,614	0.0
46,726		Iskenderun Demir ve Celik AS	52,595	0.0
			205,601	0.1

		United Arab Emirates: 0.1%
102,811	(2)	Lamprell PLC	101,045	0.1

		United Kingdom: 12.7%
47,001		888 Holdings PLC	156,497	0.1
58,367	(2)	Abcam PLC	771,322	0.4
85,527	(2)	Aldermore Group PLC	341,913	0.2
45,757	(4)	Auto Trader Group PLC	208,071	0.1
170,376		B&M European Value Retail SA	899,000	0.4
35,441		Beazley PLC	237,744	0.1
6,884		Bellway PLC	333,775	0.2
6,204	(2)	BTG PLC	62,106	0.0
70,250	(2)	Cairn Energy PLC	197,274	0.1
28,179		Capital & Regional PLC	20,397	0.0
7,867	(2)	Caretech Holdings PLC	45,817	0.0
22,566		Cineworld Group PLC	199,097	0.1
31,038	(2)	Clinigen Group Plc	485,194	0.2
3,576		Communisis PLC	2,565	0.0
12,915		Computacenter PLC	170,672	0.1
26,793		Consort Medical PLC	394,993	0.2
111,440	(4)	ConvaTec Group PLC	289,945	0.1
36,479		Costain Group PLC	209,179	0.1
130,322	(2)	Dart Group PLC	1,038,519	0.5
7,748		Dechra Pharmaceuticals PLC	211,582	0.1
32,301		DS Smith PLC	223,391	0.1
33,479	(2)	EKF Diagnostics Holdings PLC	11,116	0.0
44,301		Electrocomponents Plc	408,588	0.2
109,552		Elementis PLC	413,698	0.2
61,092	(2)	EI Group PLC	109,132	0.1
92,728		Fenner Plc	424,581	0.2
7,655		Fidessa Group PLC	231,400	0.1
14,872		Finsbury Food Group PLC	21,080	0.0
6,284		Games Workshop Group PLC	189,456	0.1
12,324		Genus PLC	384,813	0.2
32,767		Gocompare.Com Group PLC	44,281	0.0
57,159		Grainger PLC	211,391	0.1
16,472		Greggs Plc	278,716	0.1
147,218		Hansteen Holdings PLC	267,872	0.1
590		Hargreaves Services PLC	2,743	0.0
430,099		Hays PLC	1,064,679	0.5
2,445		Headlam Group PLC	19,159	0.0
22,602		Hikma Pharmaceuticals PLC	349,358	0.2
39,823		Hill & Smith Holdings PLC	699,215	0.3
2,695		Hilton Food Group PLC	31,928	0.0
54,041	(2)	Hunting PLC	376,233	0.2
178,161	(4)	Ibstock PLC	587,087	0.3
5,724		IG Design Group PLC	27,524	0.0
2,009		IG Group Holdings PLC	17,437	0.0
2,106	(2)	IMImobile PLC	5,805	0.0
18,686		Inchcape PLC	193,957	0.1
91,141	(2)	Indivior PLC	449,750	0.2
27,077		Inland Homes PLC	21,577	0.0
21,258		Intermediate Capital Group PLC	274,490	0.1
80,717		Investec PLC - INP - ZAR	550,678	0.3
39,598		Investec PLC - INVP - GBP	270,953	0.1
4,768		J D Wetherspoon PLC	78,841	0.0
996		James Cropper PLC	20,041	0.0
9,406		James Fisher & Sons PLC	194,384	0.1
84,329		JD Sports Fashion PLC	400,516	0.2

See Accompanying Notes to Financial Statements

23

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2017 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United Kingdom: (continued)
10,345	(2) Johnson Service Group PLC	19,922	0.0
53,488	Jupiter Fund Management PLC	422,045	0.2
17,365	Just Group PLC	35,564	0.0
6,152	Kainos Group PLC	23,225	0.0
48,816	Keller Group PLC	607,177	0.3
27,908	Kier Group PLC	385,253	0.2
87,211	Ladbrokes Coral Group PLC	147,566	0.1
41,847	Lancashire Holdings Ltd.	417,675	0.2
8,035	LSL Property Services PLC	24,918	0.0
742	Luxfer Holdings PLC ADR	9,186	0.0
37,142	Mcbride PLC	106,059	0.1
14,095	(2) Microgen PLC	83,773	0.0
3,026	Millennium & Copthorne Hotels PLC	24,315	0.0
97,494	Moneysupermarket.com Group PLC	420,700	0.2
6,137	Morgan Sindall PLC	117,698	0.1
64,573	National Express Group PLC	315,176	0.2
52,442	NEX Group PLC	441,334	0.2
34,722	Northgate PLC	206,599	0.1
59,724	(2) Ophir Energy PLC	51,751	0.0
206,565	Pendragon PLC	69,273	0.0
15,281	Playtech Ltd.	199,671	0.1
96,118	Polypipe Group PLC	526,592	0.3
78,282	QinetiQ PLC	253,753	0.1
45,897	Redrow PLC	396,836	0.2
195,787	Rentokil Initial PLC	873,079	0.4
141,972	Restaurant Group PLC	572,655	0.3
18,344	RPC Group PLC	229,566	0.1
58,802	Safestore Holdings PLC	347,396	0.2
30,045	Sanne Group PLC	319,076	0.2
45,164	Savills PLC	559,654	0.3
40,357	Severfield PLC	34,974	0.0
35,734	Softcat PLC	254,709	0.1
21,050	Speedy Hire PLC	15,446	0.0
7,885	SSP Group PLC	61,235	0.0
3,420	(2) Staffline Group PLC	53,008	0.0
10,452	Stock Spirits Group PLC	34,982	0.0
1,342	Stolt-Nielsen Ltd.	18,894	0.0
31,381	Tate & Lyle PLC	269,571	0.1
1,084	(2) Tribal Group PLC	1,173	0.0
9,186	Trinity Mirror PLC	10,309	0.0
42,780	TP ICAP PLC	309,374	0.1
125,205	Tyman PLC	568,713	0.3
4,125	U & I Group PLC	10,108	0.0
22,813	Ultra Electronics Holdings PLC	552,409	0.3
29,786	Unite Group PLC	278,108	0.1
36,615	Vertu Motors PLC	21,866	0.0
31,365	Vesuvius PLC	244,695	0.1
168	Vitec Group PLC	2,513	0.0
182,725	Volution Group PLC	512,066	0.2
20,089	XLMedia PLC	46,425	0.0
3,585	YouGov PLC	15,236	0.0
63,368	Synthomer PLC	412,057	0.2
		27,066,890	12.7

	United States: 0.2%
2,770	(2) Nova Measuring Instruments Ltd.	86,590	0.1
50,373	(2) Pieris Pharmaceuticals, Inc.	254,384	0.1
		340,974	0.2

	Total Common Stock
	(Cost $168,974,909)	208,584,707	97.6

EXCHANGE-TRADED FUNDS: 0.1%
4,684	Vanguard FTSE Developed Markets ETF	206,939	0.1

	Total Exchange-Traded Funds
	(Cost $197,758)	206,939	0.1

PREFERRED STOCK: 0.9%
	Brazil: 0.0%
2,158	Cia de Gas de Sao Paulo	33,373	0.0

	Germany: 0.9%
13,596	Draegerwerk AG & Co. KGaA	1,562,426	0.7
381	Einhell Germany AG	36,933	0.1
334	Eurokai KGaA	16,360	0.0
66	KSB AG	36,162	0.0
225	STO AG	34,072	0.0
6,622	Villeroy & Boch AG	154,869	0.1
		1,840,822	0.9

	South Africa: 0.0%
776	Absa Bank Ltd.	38,071	0.0

	United Kingdom: 0.0%
1,077,118	(2) Mcbride PLC - B Shares	1,431	0.0

	Total Preferred Stock
	(Cost $937,680)	1,913,697	0.9

RIGHTS: 0.0%
	Spain: 0.0%
51,753	(2) Liberbank SA	18,628	0.0
16,020	(2) Papeles y Cartones de Europa SA	6,568	0.0

	Total Rights
	(Cost $26,131)	25,196	0.0

CLOSED-END FUNDS: 0.1%
	United Kingdom: 0.1%
12,200	Electra Private Equity PLC	302,355	0.1

	Total Closed-End Funds
	(Cost $504,256)	302,355	0.1

	Total Long-Term Investments
	(Cost $170,640,734)	211,032,894	98.7

See Accompanying Notes to Financial Statements

24

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.7%
	Securities Lending Collateral(5): 1.9%
1,000,000	Barclays Capital, Inc., Repurchase Agreement dated 10/31/17, 1.05%, due 11/01/17 (Repurchase Amount $1,000,029, collateralized by various U.S. Government Securities, 0.000%-2.250%, Market Value plus accrued interest $1,020,000, due 11/15/17-08/15/47)	1,000,000	0.5
1,000,000	Cantor Fitzgerald, Repurchase Agreement dated 10/31/17, 1.08%, due 11/01/17 (Repurchase Amount $1,000,030, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $1,020,000, due 12/01/17-09/20/67)	1,000,000	0.5
1,000,000	Daiwa Capital Markets, Repurchase Agreement dated 10/31/17, 1.08%, due 11/01/17 (Repurchase Amount $1,000,030, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,019,771, due 11/02/17-12/01/51)	1,000,000	0.5
39,989	Nomura Securities, Repurchase Agreement dated 10/31/17, 1.05%, due 11/01/17 (Repurchase Amount $39,990, collateralized by various U.S. Government Securities, 0.000%-2.000%, Market Value plus accrued interest $40,789, due 02/15/18-02/15/47)	39,989	0.0
1,000,000	RBC Dominion Securities Inc., Repurchase Agreement dated 10/31/17, 1.05%, due 11/01/17 (Repurchase Amount $1,000,029, collateralized by various U.S. Government Agency Obligations, 3.000%-7.000%, Market Value plus accrued interest $1,020,000, due 08/01/25-09/20/47)	1,000,000	0.4
		4,039,989	1.9

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.8%
1,627,798	(6) BlackRock Liquidity Funds, FedFund, Institutional Class, 0.940%
	(Cost $1,627,798)	1,627,798	0.8

	Total Short-Term Investments
	(Cost $5,667,787)	5,667,787	2.7

	Total Investments in Securities (Cost $176,308,521)	$216,700,681	101.4
	Liabilities in Excess of Other Assets	(2,990,107)	(1.4)
	Net Assets	$213,710,574	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
(1)	Security, or a portion of the security, is on loan.
(2)	Non-income producing security.
(3)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(4)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(5)	Represents securities purchased with cash collateral received for securities on loan.
(6)	Rate shown is the 7-day yield as of October 31, 2017.

See Accompanying Notes to Financial Statements

25

Voya Global Corporate Leaders 100® Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2017

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.6%
		Australia: 0.6%
1,146		BHP Billiton Ltd.	23,595	0.6

		France: 7.5%
797		AXA S.A.	24,060	0.6
1,165		Carrefour S.A.	23,446	0.6
400		Cie de Saint-Gobain	23,453	0.6
1,390		Engie SA	23,494	0.6
112		L'Oreal S.A.	24,927	0.7
87		LVMH Moet Hennessy Louis Vuitton SE	25,949	0.7
1,426		Orange SA	23,426	0.6
235		Sanofi	22,251	0.6
274		Schneider Electric SE	24,074	0.6
406		Societe Generale	22,596	0.6
440		Total S.A.	24,525	0.7
963		Vivendi SA	23,913	0.6
			286,114	7.5

		Germany: 7.0%
107		Allianz SE	24,980	0.7
224		BASF SE	24,495	0.6
178		Bayer AG	23,154	0.6
297		Daimler AG	24,796	0.6
1,415		Deutsche Bank AG	23,191	0.6
1,261		Deutsche Telekom AG	22,833	0.6
2,114		E.ON AG	25,039	0.7
117	(1)	Linde AG	25,206	0.7
111		Muenchener Rueckversicherungs-Gesellschaft AG	24,920	0.6
1,021	(1)	RWE AG	25,672	0.7
168	(1)	Siemens AG	24,130	0.6
			268,416	7.0

		Japan: 5.7%
500		Bridgestone Corp.	23,885	0.6
700		Canon, Inc.	26,297	0.7
800		Honda Motor Co., Ltd.	25,070	0.7
3,600		Mitsubishi UFJ Financial Group, Inc.	24,419	0.6
2,300		Nissan Motor Co., Ltd.	22,368	0.6
1,600		Panasonic Corp.	24,159	0.6
600		Seven & I Holdings Co., Ltd.	24,183	0.6
600		Sony Corp.	25,101	0.7
400		Toyota Motor Corp.	24,811	0.6
			220,293	5.7

		Netherlands: 2.5%
1,283		ING Groep NV	23,709	0.6
577		Koninklijke Philips NV	23,515	0.6
780		Royal Dutch Shell PLC - Class A	24,554	0.7
394		Unilever NV	22,887	0.6
			94,665	2.5

		South Korea: 0.7%
11		Samsung Electronics Co., Ltd.	27,116	0.7

		Spain: 2.4%
2,613		Banco Bilbao Vizcaya Argentaria S.A.	22,849	0.6
3,379		Banco Santander SA	22,907	0.6
1,271		Repsol SA	23,818	0.6
2,121		Telefonica S.A.	22,240	0.6
			91,814	2.4

		Switzerland: 3.7%
949		ABB Ltd.	24,783	0.6
1,483		Credit Suisse Group AG	23,370	0.6
278		Nestle S.A.	23,391	0.6
275		Novartis AG	22,682	0.6
264		Swiss Re Ltd.	24,845	0.7
1,379		UBS Group AG	23,461	0.6
			142,532	3.7

		United Kingdom: 8.0%
1,333		Anglo American PLC	25,144	0.7
356		AstraZeneca PLC	24,087	0.6
3,467		Aviva PLC	23,258	0.6
9,120		Barclays PLC	22,506	0.6
3,668		BP PLC	24,879	0.7
718		Diageo PLC	24,519	0.6
1,168		GlaxoSmithKline PLC	20,962	0.6
2,377		HSBC Holdings PLC	23,212	0.6
1,876		National Grid PLC	22,582	0.6
972		Prudential PLC	23,858	0.6
507		Rio Tinto PLC	23,961	0.6
2,373	(1)	Standard Chartered PLC	23,635	0.6
8,332		Vodafone Group PLC	23,832	0.6
			306,435	8.0

		United States: 59.5%
272		3M Co.	62,612	1.6
61	(1)	Alphabet, Inc. - Class C	62,015	1.6
60	(1)	Amazon.com, Inc.	66,317	1.7
421		American Tower Corp.	60,485	1.6
388		Aon PLC	55,651	1.5
368		Apple, Inc.	62,207	1.6
901		Bristol-Myers Squibb Co.	55,556	1.5
456		Caterpillar, Inc.	61,925	1.6
483		Chevron Corp.	55,975	1.5
785		Citigroup, Inc.	57,697	1.5
1,271		Coca-Cola Co.	58,441	1.5
777		Colgate-Palmolive Co.	54,740	1.4
825		DowDuPont, Inc.	59,656	1.6
896		Emerson Electric Co.	57,756	1.5
701		Exxon Mobil Corp.	58,428	1.5
4,747		Ford Motor Co.	58,246	1.5
2,328		General Electric Co.	46,932	1.2
242		Goldman Sachs Group, Inc.	58,680	1.5
2,855		HP, Inc.	61,525	1.6
1,511		Intel Corp.	68,735	1.8
390		International Business Machines Corp.	60,083	1.6
438		Johnson & Johnson	61,062	1.6
1,403		Johnson Controls International plc	58,070	1.5
596		JPMorgan Chase & Co.	59,964	1.6
487		Kimberly-Clark Corp.	54,792	1.4

See Accompanying Notes to Financial Statements

26

Voya Global Corporate Leaders 100® Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2017 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United States: (continued)
674	Marsh & McLennan Cos., Inc.	54,547	1.4
371	McDonald's Corp.	61,924	1.6
877	Merck & Co., Inc.	48,314	1.3
768	Microsoft Corp.	63,882	1.7
1,180	Morgan Stanley	59,000	1.6
1,071	Nike, Inc.	58,894	1.5
511	PepsiCo, Inc.	56,327	1.5
1,600	Pfizer, Inc.	56,096	1.5
509	Philip Morris International, Inc.	53,262	1.4
625	Procter & Gamble Co.	53,962	1.4
639	Texas Instruments, Inc.	61,785	1.6
2,076	Twenty-First Century Fox, Inc. - Class A	54,287	1.4
485	United Technologies Corp.	58,084	1.5
716	Wal-Mart Stores, Inc.	62,514	1.6
		2,280,428	59.5

	Total Common Stock
	(Cost $3,228,164)	3,741,408	97.6

EXCHANGE-TRADED FUNDS: 1.7%
734	iShares Global 100 ETF	66,845	1.7

	Total Exchange-Traded Funds
	(Cost $64,458)	66,845	1.7

RIGHTS: 0.0%
	Spain: 0.0%
3,266	(1) Banco Santander SA	156	0.0

	Total Rights
	(Cost $154)	156	0.0

	Total Long-Term Investments
	(Cost $3,292,776)	3,808,409	99.3

SHORT-TERM INVESTMENTS: 0.1%
	Mutual Funds: 0.1%
3,000	(2) BlackRock Liquidity Funds, FedFund, Institutional Class, 0.940%
	(Cost $3,000)	3,000	0.1

	Total Short-Term Investments
	(Cost $3,000)	3,000	0.1

	Total Investments in Securities (Cost $3,295,776)	$3,811,409	99.4
	Assets in Excess of Other Liabilities	22,177	0.6
	Net Assets	$3,833,586	100.0

(1)	Non-income producing security.
(2)	Rate shown is the 7-day yield as of October 31, 2017.

See Accompanying Notes to Financial Statements

27

Voya Global Equity Dividend Fund	PORTFOLIO OF INVESTMENTS as of OCTOBER 31, 2017

Shares			Value	Percentage of Net Assets
COMMON STOCK: 93.6%
		Belgium: 0.5%
7,800		Ageas	378,262	0.5

		Canada: 2.4%
7,359		Canadian Imperial Bank of Commerce - XTSE	647,770	0.8
42,632		Shaw Communications, Inc. - Class B	973,521	1.2
6,645		TransCanada Corp.	315,484	0.4
			1,936,775	2.4

		France: 10.9%
20,241		BNP Paribas	1,579,800	2.0
15,929		Casino Guichard Perrachon S.A.	909,538	1.1
15,970		Cie de Saint-Gobain	936,368	1.2
76,634		Engie SA	1,295,265	1.6
36,700		Orange SA	602,896	0.8
9,866		Sanofi	934,178	1.2
24,200		Total S.A.	1,348,862	1.7
10,223		Vinci S.A.	1,001,625	1.3
			8,608,532	10.9

		Germany: 2.1%
8,600		Daimler AG	717,981	0.9
57,721		Deutsche Bank AG	946,001	1.2
			1,663,982	2.1

		Ireland: 1.2%
11,800		Medtronic PLC	950,136	1.2

		Italy: 3.7%
73,264		Assicurazioni Generali S.p.A.	1,333,388	1.7
42,486		ENI S.p.A.	694,562	0.9
48,056	(1)	UniCredit SpA	918,381	1.1
			2,946,331	3.7

		Japan: 8.5%
10,700		Canon, Inc.	401,968	0.5
38,300		Itochu Corp.	670,888	0.9
20,600		Japan Airlines Co. Ltd.	705,083	0.9
19,500		Japan Tobacco, Inc.	645,454	0.8
198,300		Mitsubishi UFJ Financial Group, Inc.	1,345,098	1.7
4,200		Murata Manufacturing Co., Ltd.	660,080	0.8
92,300		Nissan Motor Co., Ltd.	897,652	1.2
34,200		Sumitomo Mitsui Financial Group, Inc.	1,370,145	1.7
			6,696,368	8.5

		Netherlands: 2.9%
22,100	(1)	ArcelorMittal	632,847	0.8
53,541		Royal Dutch Shell PLC	1,685,886	2.1
			2,318,733	2.9

		Singapore: 1.2%
230,500		Singapore Telecommunications Ltd.	634,328	0.8
18,000		United Overseas Bank Ltd.	325,183	0.4
			959,511	1.2

		Spain: 2.1%
18,000		ACS Actividades de Construccion y Servicios S.A.	709,543	0.9
89,337		Telefonica S.A.	936,740	1.2
			1,646,283	2.1

		Sweden: 0.8%
101,100		Telefonaktiebolaget LM Ericsson	636,230	0.8

		Switzerland: 4.7%
40,905		Credit Suisse Group AG	644,615	0.8
127,400		Glencore PLC	614,474	0.8
11,617		Novartis AG	958,162	1.2
3,577		Roche Holding AG	826,756	1.1
2,169		Zurich Insurance Group AG	661,903	0.8
			3,705,910	4.7

		United Kingdom: 8.4%
223,105		Barclays PLC	550,557	0.7
15,375		Imperial Brands PLC	626,860	0.8
196,031		J Sainsbury PLC	631,261	0.8
249,100		Kingfisher PLC	1,035,662	1.3
20,601		Rio Tinto PLC	973,613	1.3
30,700		SSE PLC	563,831	0.7
94,200	(1)	Standard Chartered PLC	938,217	1.2
450,767		Vodafone Group PLC	1,289,341	1.6
			6,609,342	8.4

		United States: 44.2%
3,523		AbbVie, Inc.	317,951	0.4
5,000		Allergan plc	886,150	1.1
8,600		American Electric Power Co., Inc.	639,926	0.8
5,029		Amgen, Inc.	881,181	1.1
10,628		Apple, Inc.	1,796,557	2.3
15,065		Bristol-Myers Squibb Co.	928,908	1.2
9,200		Bunge Ltd.	632,776	0.8
32,778	(2)	CenturyLink, Inc.	622,454	0.8
46,669		Cisco Systems, Inc.	1,593,746	2.0
21,725		Citigroup, Inc.	1,596,788	2.0
25,600		ConocoPhillips	1,309,440	1.7
11,039		Eli Lilly & Co.	904,536	1.1
9,837		Eversource Energy	616,190	0.8
11,942		Exxon Mobil Corp.	995,366	1.3
34,500		Gap, Inc.	896,655	1.1
73,230		General Electric Co.	1,476,317	1.9
12,000		Gilead Sciences, Inc.	899,520	1.1
26,300	(2)	Hanesbrands, Inc.	591,750	0.7
9,792		Intel Corp.	445,438	0.6
8,100		International Business Machines Corp.	1,247,886	1.6
11,100		Las Vegas Sands Corp.	703,518	0.9
30,140		Macy's, Inc.	565,426	0.7
58,200	(2)	Mattel, Inc.	821,784	1.0
6,258		McDonald's Corp.	1,044,523	1.3
10,500		Merck & Co., Inc.	578,445	0.7
25,128		Metlife, Inc.	1,346,358	1.7
16,843		Microsoft Corp.	1,401,001	1.8
47,500		Mosaic Co.	1,061,150	1.3

See Accompanying Notes to Financial Statements

28

Voya Global Equity Dividend Fund	PORTFOLIO OF INVESTMENTS as of OCTOBER 31, 2017 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United States: (continued)
24,800	Nielsen Holdings PLC	919,336	1.2
37,756	Pfizer, Inc.	1,323,725	1.7
7,332	PNC Financial Services Group, Inc.	1,002,944	1.3
10,254	Procter & Gamble Co.	885,330	1.1
18,300	Qualcomm, Inc.	933,483	1.2
8,900	Schlumberger Ltd.	569,600	0.7
4,000	Stanley Black & Decker, Inc.	646,200	0.8
10,400	Symantec Corp.	338,000	0.4
13,063	Verizon Communications, Inc.	625,326	0.8
11,300	Wal-Mart Stores, Inc.	986,603	1.2
		35,032,287	44.2

	Total Common Stock
	(Cost $68,201,337)	74,088,682	93.6

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 9.0%
	Securities Lending Collateral(3): 2.7%
1,000,000	Bank of Nova Scotia, Repurchase Agreement dated 10/31/17, 1.06%, due 11/01/17 (Repurchase Amount $1,000,029, collateralized by various U.S. Government\U.S. Government Agency Obligations, 1.030%-6.250%, Market Value plus accrued interest $1,020,030, due 05/21/18-05/15/29)	1,000,000	1.2
1,000,000	Citigroup, Inc., Repurchase Agreement dated 10/31/17, 1.07%, due 11/01/17 (Repurchase Amount $1,000,029, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%-11.500%, Market Value plus accrued interest $1,020,000, due 11/01/17-09/09/49)	1,000,000	1.3
163,640	Merrill Lynch & Co., Inc., Repurchase Agreement dated 10/31/17, 1.05%, due 11/01/17 (Repurchase Amount $163,645, collateralized by various U.S. Government Securities, 2.000%-2.125%, Market Value plus accrued interest $166,913, due 03/31/24-06/30/24)	163,640	0.2
		2,163,640	2.7

Shares		Value	Percentage of Net Assets
	Mutual Funds: 6.3%
4,967,333	(4) BlackRock Liquidity Funds, FedFund, Institutional Class, 0.940%
	(Cost $4,967,333)	4,967,333	6.3

	Total Short-Term Investments
	(Cost $7,130,973)	7,130,973	9.0

	Total Investments in Securities (Cost $75,332,310)	$81,219,655	102.6
	Liabilities in Excess of Other Assets	(2,039,029)	(2.6)
	Net Assets	$79,180,626	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	Represents securities purchased with cash collateral received for securities on loan.
(4)	Rate shown is the 7-day yield as of October 31, 2017.

See Accompanying Notes to Financial Statements

29

Voya Global High Dividend Low Volatility Fund	PORTFOLIO OF INVESTMENTS as of OCTOBER 31, 2017

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.3%
		Australia: 1.4%
2,216		National Australia Bank Ltd.	55,525	0.6
5,168		QBE Insurance Group Ltd.	42,377	0.4
19,501		Vicinity Centres	39,638	0.4
			137,540	1.4

		Canada: 4.1%
2,254		AltaGas Ltd.	51,384	0.5
743		Bank of Montreal	56,918	0.6
898		Bank of Nova Scotia	57,969	0.6
729		Canadian Imperial Bank of Commerce - XTSE	64,169	0.7
2,421		CI Financial Corp.	53,821	0.6
1,098		National Bank Of Canada	53,287	0.6
2,293		Shaw Communications, Inc. - Class B	52,362	0.5
			389,910	4.1

		China: 0.6%
11,500		BOC Hong Kong Holdings Ltd.	54,799	0.6

		Denmark: 0.3%
507		Novo Nordisk A/S	25,243	0.3

		Finland: 1.4%
793		Neste Oyj	44,147	0.5
1,104		Nokian Renkaat OYJ	50,615	0.5
960		Orion Oyj	39,346	0.4
			134,108	1.4

		France: 3.0%
1,220		Bouygues SA	58,552	0.6
287		Cie Generale des Etablissements Michelin	41,542	0.4
1,885		Credit Agricole SA	32,899	0.4
2,578		Electricite de France SA	33,741	0.4
575	(1)	Fonciere Des Regions	58,552	0.6
1,103		Societe Generale	61,387	0.6
			286,673	3.0

		Germany: 4.2%
622		Bayer AG	80,909	0.8
648	(2)	Covestro AG	62,292	0.6
1,512		Deutsche Post AG	69,310	0.7
1,461		Evonik Industries AG	53,145	0.6
705		Hugo Boss AG	63,055	0.7
460		MAN SE	50,936	0.5
701		ProSiebenSat.1 Media SE	24,692	0.3
			404,339	4.2

		Hong Kong: 1.3%
1,200		Hang Seng Bank Ltd.	28,443	0.3
53,500	(2)	HK Electric Investments & HK Electric Investments Ltd.	49,242	0.5
24,613		NWS Holdings Ltd.	49,817	0.5
			127,502	1.3

		Ireland: 0.7%
881		Medtronic PLC	70,938	0.7

		Israel: 1.0%
43,857		Bezeq Israeli Telecommunication Corp., Ltd.	65,488	0.7
6,078		Israel Chemicals Ltd.	25,346	0.3
			90,834	1.0

		Japan: 8.8%
1,300		Aozora Bank Ltd.	50,884	0.5
600		Asahi Group Holdings, Ltd.	27,395	0.3
3,700		Astellas Pharma, Inc.	49,243	0.5
1,500		Canon, Inc.	56,351	0.6
200		Daito Trust Construction Co., Ltd.	34,967	0.4
1,200		Fuji Film Holdings Corp.	49,089	0.5
1,600		Japan Airlines Co. Ltd.	54,764	0.6
1,600		Japan Tobacco, Inc.	52,960	0.5
800		Lawson, Inc.	52,239	0.5
600		MEIJI Holdings Co., Ltd.	49,050	0.5
800		Mixi, Inc.	39,002	0.4
2,300		NTT DoCoMo, Inc.	55,703	0.6
3,400		Obayashi Corp.	44,517	0.5
400		Obic Co., Ltd.	26,477	0.3
800		Oracle Corp. Japan	67,692	0.7
800		Sankyo Co., Ltd.	25,822	0.3
400		Shimamura Co., Ltd.	44,563	0.5
1,100		Takeda Pharmaceutical Co., Ltd.	62,024	0.6
			842,742	8.8

		Luxembourg: 0.9%
699		RTL Group SA	51,936	0.5
2,260	(1)	SES S.A. - Luxembourg	36,757	0.4
			88,693	0.9

		Netherlands: 3.2%
574		Akzo Nobel NV	51,821	0.5
599		LyondellBasell Industries NV - Class A	62,014	0.6
1,491		NN Group NV	62,440	0.7
4,201		Royal Dutch Shell PLC - Class A	132,246	1.4
			308,521	3.2

		Norway: 0.5%
2,609		Marine Harvest	50,947	0.5

		Portugal: 0.4%
2,177		Jeronimo Martins SGPS SA	39,554	0.4

		Singapore: 2.0%
29,600		CapitaLand Mall Trust	43,881	0.5
3,200		DBS Group Holdings Ltd.	53,435	0.6
53,400		Hutchison Port Holdings Trust	22,962	0.2
3,700		Oversea-Chinese Banking Corp., Ltd.	32,315	0.3

See Accompanying Notes to Financial Statements

30

Voya Global High Dividend Low Volatility Fund	PORTFOLIO OF INVESTMENTS as of OCTOBER 31, 2017 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Singapore: (continued)
12,000		SATS Ltd	41,393	0.4
			193,986	2.0

		Spain: 1.3%
1,389		Abertis Infraestructuras S.A.	30,042	0.3
4,606		Distribuidora Internacional de Alimentacion SA	22,528	0.2
2,200		Endesa S.A.	50,354	0.5
1,141		Red Electrica Corp. SA	25,265	0.3
			128,189	1.3

		Sweden: 0.6%
2,320		Swedbank AB	57,577	0.6

		Switzerland: 2.5%
255		Kuehne & Nagel International AG	44,553	0.5
692		Nestle S.A.	58,224	0.6
315		Roche Holding AG	72,806	0.7
212		Zurich Insurance Group AG	64,695	0.7
			240,278	2.5

		United Kingdom: 5.0%
3,717		3i Group PLC	47,437	0.5
1,302		Admiral Group PLC	33,260	0.4
2,373		Barratt Developments PLC	20,633	0.2
11,215		Direct Line Insurance Group PLC	55,352	0.6
3,372		GlaxoSmithKline PLC	60,518	0.6
6,148		Inmarsat PLC	50,712	0.5
2,849		Investec PLC - INVP - GBP	19,494	0.2
1,909		Persimmon PLC	71,043	0.8
10,207		Royal Mail PLC	50,755	0.5
4,873		Tate & Lyle PLC	41,860	0.4
8,707		Vodafone Group PLC	24,905	0.3
			475,969	5.0

		United States: 56.1%
239		3M Co.	55,015	0.6
163		Aetna, Inc.	27,715	0.3
748		Aflac, Inc.	62,750	0.7
2,456		AGNC Investment Corp.	49,439	0.5
137		Air Products & Chemicals, Inc.	21,842	0.2
1,084		Altria Group, Inc.	69,615	0.7
502		Ameren Corp.	31,119	0.3
474		American Express Co.	45,277	0.5
4,382		Annaly Capital Management, Inc.	50,218	0.5
950		Apple, Inc.	160,588	1.7
2,832		AT&T, Inc.	95,297	1.0
523		Automatic Data Processing, Inc.	60,804	0.6
165		AvalonBay Communities, Inc.	29,919	0.3
266		Avery Dennison Corp.	28,241	0.3
662		Axis Capital Holdings Ltd.	36,006	0.4
279		Becton Dickinson & Co.	58,219	0.6
966		Best Buy Co., Inc.	54,077	0.6
198		Boeing Co.	51,080	0.5
1,622		CA, Inc.	52,520	0.5
400		Camden Property Trust	36,496	0.4
1,733		Centerpoint Energy, Inc.	51,262	0.5
2,796	(3)	CenturyLink, Inc.	53,096	0.6
801		Chevron Corp.	92,828	1.0
3,731		Cisco Systems, Inc.	127,414	1.3
3,536		Colony NorthStar, Inc.	43,422	0.5
638		Consolidated Edison, Inc.	54,900	0.6
796		CVS Health Corp.	54,550	0.6
598		Darden Restaurants, Inc.	49,197	0.5
825		Eli Lilly & Co.	67,601	0.7
198		Everest Re Group Ltd.	47,015	0.5
784		Expeditors International Washington, Inc.	45,770	0.5
591		Extra Space Storage, Inc.	48,220	0.5
1,569		Exxon Mobil Corp.	130,776	1.4
599		Fidelity National Information Services, Inc.	55,563	0.6
1,730		FirstEnergy Corp.	57,004	0.6
1,867		H&R Block, Inc.	46,190	0.5
599		Home Depot, Inc.	99,302	1.0
524		Honeywell International, Inc.	75,540	0.8
3,070		HP, Inc.	66,159	0.7
2,652		Intel Corp.	120,640	1.3
773		International Business Machines Corp.	119,088	1.2
778		International Paper Co.	44,556	0.5
305		JM Smucker Co.	32,345	0.3
1,056		Johnson & Johnson	147,217	1.5
431		Kimberly-Clark Corp.	48,492	0.5
554		KLA-Tencor Corp.	60,325	0.6
1,073		Kohl's Corp.	44,808	0.5
257		Lockheed Martin Corp.	79,197	0.8
2,291		Macy's, Inc.	42,979	0.5
1,108		Maxim Integrated Products	58,214	0.6
538		McDonald's Corp.	89,798	0.9
1,352		Merck & Co., Inc.	74,482	0.8
351		Microsoft Corp.	29,196	0.3
554		Monsanto Co.	67,089	0.7
531		Motorola Solutions, Inc.	48,077	0.5
233		Northrop Grumman Corp.	68,859	0.7
611		Omnicom Group	41,053	0.4
720		Oneok, Inc.	39,074	0.4
1,764		Oracle Corp.	89,788	0.9
1,518		Paychex, Inc.	96,833	1.0
736		PepsiCo, Inc.	81,129	0.8
3,552		Pfizer, Inc.	124,533	1.3
819		Philip Morris International, Inc.	85,700	0.9
591		Phillips 66	53,828	0.6
2,348		Plains GP Holdings L.P.	47,899	0.5
651		Procter & Gamble Co.	56,207	0.6
223		Public Storage, Inc.	46,217	0.5
283		Quest Diagnostics, Inc.	26,540	0.3
371		Raytheon Co.	66,854	0.7
763		Republic Services, Inc.	49,648	0.5
1,622		Seagate Technology	59,965	0.6
1,010		Southern Co.	52,722	0.6
738		T. Rowe Price Group, Inc.	68,560	0.7
1,001		Target Corp.	59,099	0.6
263		Texas Instruments, Inc.	25,429	0.3

See Accompanying Notes to Financial Statements

31

Voya Global High Dividend Low Volatility Fund	PORTFOLIO OF INVESTMENTS as of OCTOBER 31, 2017 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United States: (continued)
488	Travelers Cos., Inc.	64,636	0.7
483	UnitedHealth Group, Inc.	101,536	1.1
1,269	US Bancorp	69,008	0.7
791	Valero Energy Corp.	62,402	0.7
314	Walgreens Boots Alliance, Inc.	20,809	0.2
987	Wal-Mart Stores, Inc.	86,175	0.9
305	Walt Disney Co.	29,832	0.3
747	Waste Management, Inc.	61,381	0.6
1,884	Wells Fargo & Co.	105,768	1.1
243	Western Digital Corp.	21,693	0.2
787	Xilinx, Inc.	57,994	0.6
		5,369,720	56.1

	Total Common Stock
	(Cost $8,547,258)	9,518,062	99.3

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.1%
	Securities Lending Collateral(4): 0.6%
52,633	Daiwa Capital Markets, Repurchase Agreement dated 10/31/17, 1.08%, due 11/01/17 (Repurchase Amount $52,635, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $53,674, due 11/02/17-12/01/51)
	(Cost $52,633)	52,633	0.6

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.5%
50,000	(5) BlackRock Liquidity Funds, FedFund, Institutional Class, 0.940%
	(Cost $50,000)	50,000	0.5

	Total Short-Term Investments
	(Cost $102,633)	102,633	1.1

	Total Investments in Securities (Cost $8,649,891)	$9,620,695	100.4
	Liabilities in Excess of Other Assets	(42,341)	(0.4)
	Net Assets	$9,578,354	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Non-income producing security.
(2)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(3)	Security, or a portion of the security, is on loan.
(4)	Represents securities purchased with cash collateral received for securities on loan.
(5)	Rate shown is the 7-day yield as of October 31, 2017.

See Accompanying Notes to Financial Statements

32

Voya Multi-Manager Emerging Markets Equity Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2017

Shares			Value	Percentage of Net Assets
COMMON STOCK: 95.1%
		Argentina: 1.4%
87,100	(1)	Arcos Dorados Holdings, Inc.	871,000	0.3
35,254	(1)	Cresud SACIF y A ADR	764,307	0.2
61,060		Grupo Supervielle SA ADR	1,637,018	0.5
40,300	(1)	IRSA Inversiones y Representaciones SA ADR	1,173,536	0.4
			4,445,861	1.4

		Brazil: 7.7%
82,200	(1)	Atacadao Distribuicao Comercio e Industria LTDA	413,852	0.1
372,070	(1)	B2W Cia Digital	2,405,551	0.8
52,580		Banco Bradesco SA ADR	555,771	0.2
118,271		Banco do Brasil S.A.	1,250,210	0.4
38,400		Banco Santander Brasil S.A. ADR	333,696	0.1
86,269	(1)	Biotoscana Investments SA	625,004	0.2
16,800	(2)	Braskem SA-SPON ADR	537,096	0.2
57,900	(1),(2)	BRF SA ADR	779,913	0.2
51,000	(1)	Centrais Eletricas Brasileiras SA	344,074	0.1
28,700	(1),(2)	Cia Brasileira de Distribuicao ADR	666,701	0.2
12,773		Cia de Saneamento de Minas Gerais-COPASA	155,402	0.1
51,600		CVC Brasil Operadora e Agencia de Viagens SA	685,203	0.2
84,652		EDP - Energias do Brasil S.A.	377,289	0.1
26,510		Fibria Celulose SA	423,100	0.1
150,000		Fleury SA	1,316,908	0.4
46,200		Hypermarcas SA	484,554	0.2
14,300		International Meal Co. Alimentacao SA	45,855	0.0
253,515		Itau Unibanco Holding SA ADR	3,247,527	1.0
63,800		JBS SA	146,662	0.0
199,261		Kroton Educacional SA	1,104,941	0.4
14,893		M Dias Branco SA	220,256	0.1
335,000	(1)	Movida Participacoes SA	840,751	0.3
135,203		MRV Engenharia e Participacoes SA	523,652	0.2
7,400	(1)	Ouro Fino Saude Animal Participacoes SA	59,493	0.0
84,200	(1)	Petroleo Brasileiro SA ADR	896,730	0.3
10,000	(1)	Rumo SA	38,731	0.0
49,400		Smiles Fidelidade SA	1,275,433	0.4
62,400		Telefonica Brasil SA ADR	960,960	0.3
11,000		Tim Participacoes SA ADR	202,840	0.1
270,759		Tim Participacoes SA	1,002,321	0.3
42,554		Transmissora Alianca de Energia Eletrica SA	267,320	0.1
205,493		Vale SA ADR	2,011,777	0.6
			24,199,573	7.7

		Canada: 0.4%
127,000		Nexteer Automotive Group Ltd.	248,720	0.1
45,000		Potash Corp. of Saskatchewan	876,150	0.3
			1,124,870	0.4

		Chile: 0.3%
13,500		Cia Cervecerias Unidas SA ADR	384,480	0.1
8,100		Sociedad Quimica y Minera de Chile SA ADR	483,894	0.2
			868,374	0.3

		China: 28.5%
65,500		AAC Technologies Holdings, Inc.	1,201,081	0.4
368,000		Air China Ltd.	350,889	0.1
73,979	(1)	Alibaba Group Holding Ltd. ADR	13,677,977	4.3
141,500		Anhui Conch Cement Co., Ltd.	606,143	0.2
7,300	(1)	Baidu, Inc. ADR	1,780,762	0.6
1,304,000		Beijing Capital International Airport Co., Ltd.	2,141,328	0.7
2,389,000		Beijing Enterprises Water Group Ltd.	2,007,539	0.6
183,986		Beijing Originwater Technology Co. Ltd.	529,965	0.2
5,000	(1)	Bitauto Holdings Ltd. ADR	225,850	0.1
115,500		BYD Electronic International Co. Ltd.	313,197	0.1
2,971,000		China Construction Bank	2,655,229	0.8
15,285	(1)	China Lodging Group Ltd. ADR	2,046,509	0.6
931,000		China Maple Leaf Educational Systems Ltd.	1,010,079	0.3
723,000		China Medical System Holdings Ltd.	1,336,919	0.4
313,000		China Mengniu Dairy Co., Ltd.	867,386	0.3
309,500		China Merchants Bank Co., Ltd.	1,181,875	0.4
245,000		China Mobile Ltd.	2,464,301	0.8
148,000		China Overseas Land & Investment Ltd.	480,559	0.2
679,650		China Petroleum & Chemical Corp.	499,080	0.2
884,000		China Power International Development Ltd.	281,052	0.1
250,000		China Resources Phoenix Healthcare Holdings Co. Ltd.	328,354	0.1
16,200	(1)	Ctrip.com International Ltd. ADR	775,818	0.2

See Accompanying Notes to Financial Statements

33

Voya Multi-Manager Emerging Markets Equity Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2017 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		China: (continued)
765,000		Fu Shou Yuan International Group Ltd.	537,779	0.2
295,000		Geely Automobile Holdings Ltd.	914,757	0.3
524,000		Guangzhou Automobile Group Co. Ltd.	1,303,093	0.4
159,000		Haier Electronics Group Co. Ltd.	419,247	0.1
590,000		Huadian Power International Co.	245,113	0.1
506,000		Huaneng Power International, Inc.	338,407	0.1
4,244,000		Industrial & Commercial Bank of China	3,376,804	1.1
83,300	(1)	JD.com, Inc. ADR	3,125,416	1.0
626,000		Jiangnan Group Ltd.	52,181	0.0
61,000		Kingboard Chemicals Holdings	361,978	0.1
3,994		Kweichow Moutai Co. Ltd.	372,641	0.1
11,834		Kweichow Moutai Co. Ltd.	1,104,116	0.4
288,000		Lee & Man Paper Manufacturing Ltd.	351,840	0.1
5,993		NetEase, Inc. ADR	1,689,547	0.5
278,000		Nine Dragons Paper Holdings Ltd.	510,964	0.2
516,000		PICC Property & Casualty Co., Ltd.	1,023,997	0.3
839,000		Ping An Insurance Group Co. of China Ltd.	7,373,086	2.4
280,000		Shenzhen Expressway Co. Ltd.	286,390	0.1
71,000		Shenzhou International Group Holdings Ltd.	606,713	0.2
38,900	(1)	Sina Corp.	4,187,585	1.3
164,000		Sinopharm Group Co.	734,311	0.2
43,600	(1)	Sohu.com, Inc.	2,495,228	0.8
54,700		TAL Education Group ADR	1,504,250	0.5
336,900		Tencent Holdings Ltd.	15,142,007	4.8
676,000		Tingyi Cayman Islands Holding Corp.	1,065,956	0.3
100,000		Tsingtao Brewery Co., Ltd.	418,769	0.1
888,600		Uni-President China Holdings Ltd.	743,256	0.2
10,576	(1),(2)	Weibo Corp. ADR	979,866	0.3
504,000		Xinyi Solar Holdings Ltd.	174,550	0.1
4,500	(2)	Yirendai Ltd. ADR	195,255	0.1
5,900	(1)	YY, Inc. ADR	533,301	0.2
340,000		Zhejiang Expressway Co., Ltd.	420,460	0.1
97,000		Zhongsheng Group Holdings Ltd.	199,378	0.1
			89,550,133	28.5

		Egypt: 0.2%
147,090		Commercial International Bank Egypt SAE	657,440	0.2

		Georgia: 0.6%
38,772		BGEO Group PLC	1,830,930	0.6

		Hong Kong: 1.9%
211,000		AIA Group Ltd.	1,589,986	0.5
235,000		Galaxy Entertainment Group Ltd.	1,602,554	0.5
202,500		Kingboard Laminates Holdings Ltd.	340,305	0.1
1,114,400		Man Wah Holdings Ltd.	1,006,805	0.3
1,002,000	(3)	WH Group Ltd.	1,015,408	0.4
314,000		Xinyi Glass Holding Co. Ltd.	304,273	0.1
			5,859,331	1.9

		Hungary: 0.5%
51,434		MOL Hungarian Oil & Gas PLC	615,957	0.2
22,293		OTP Bank Nyrt	898,759	0.3
			1,514,716	0.5

		India: 6.7%
664,000		Ashok Leyland Ltd.	1,345,768	0.4
219,000		Bharti Infratel Ltd.	1,497,148	0.5
48,500		Cholamandalam Investment and Finance Co. Ltd.	862,174	0.3
76,880		HCL Technologies Ltd.	1,015,994	0.3
13,500		HDFC Bank Ltd. ADR	1,246,050	0.4
38,600		HDFC Bank Ltd. - Foreign Premium	1,079,700	0.3
66,406		Hindustan Petroleum Corp. Ltd.	458,703	0.2
63,434		Housing Development Finance Corp.	1,672,933	0.5
86,310		ICICI Bank Ltd. ADR	789,737	0.3
92,465		Phoenix Mills Ltd.	752,211	0.3
482,760		Reliance Industries Ltd.	7,018,664	2.2
22,756		Reliance Industries Ltd. GDR GDR	653,219	0.2
143,179		Rural Electrification Corp. Ltd.	383,235	0.1
29,423		Strides Shasun, Ltd.	376,839	0.1
79,397	(3)	Syngene International Ltd.	620,026	0.2
54,137		Tata Chemicals Ltd.	613,155	0.2
134,256		Vedanta Ltd.	689,230	0.2
			21,074,786	6.7

		Indonesia: 1.3%
1,564,800		Astra International Tbk PT	923,023	0.3
2,024,100		Bank Rakyat Indonesia	2,328,727	0.7
985,800		Bank Negara Indonesia Persero Tbk PT	552,609	0.2
1,131,500		Link Net Tbk PT	416,309	0.1
			4,220,668	1.3

		Kenya: 0.5%
6,565,000		Safaricom Ltd.	1,613,566	0.5

		Malaysia: 1.1%
652,100		AirAsia Bhd	514,594	0.2
440,700		CIMB Group Holdings Bhd	639,163	0.2
139,200		Genting Bhd	297,552	0.1
312,400		Malayan Banking BHD	682,595	0.2
519,000		Malaysia Airports Holdings Bhd	1,015,075	0.3
705,787	(1)	UEM Sunrise Bhd	185,116	0.1
			3,334,095	1.1

See Accompanying Notes to Financial Statements

34

Voya Multi-Manager Emerging Markets Equity Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2017 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Mexico: 3.4%
40,756		America Movil SAB de CV ADR	697,743	0.2
108,000		Banregio Grupo Financiero SAB de CV	576,060	0.2
44,710	(1)	Cemex SAB de CV ADR	362,598	0.1
33,267		Coca-Cola Femsa SA de CV ADR	2,276,793	0.7
489,000		Concentradora Hipotecaria SAPI de CV	497,372	0.2
14,250		Fomento Economico Mexicano SAB de CV ADR	1,250,437	0.4
135,100		Grupo Financiero Banorte	800,520	0.3
106,400		Grupo Financiero Santander Mexico SAB de CV ADR	895,888	0.3
98,600		Grupo Lala SAB de CV	152,284	0.0
29,600		Grupo Televisa SAB ADR	647,944	0.2
128,500		Kimberly-Clark de Mexico SA de CV	221,051	0.1
420,000		PLA Administradora Industrial S de RL de CV	643,635	0.2
277,400		Qualitas Controladora SAB de CV	459,397	0.1
379,800		Unifin Financiera SAPI de CV SOFOM ENR	1,287,676	0.4
			10,769,398	3.4

		Netherlands: 0.1%
90,724		VEON Ltd. ADR	354,731	0.1

		Panama: 0.3%
8,123		Copa Holdings S.A.	1,000,672	0.3

		Peru: 0.6%
68,400		Cia de Minas Buenaventura SAA ADR	943,236	0.3
4,830		Credicorp Ltd.	1,011,595	0.3
			1,954,831	0.6

		Philippines: 1.3%
1,416,000		Ayala Land, Inc.	1,185,986	0.4
2,631,000	(1)	Bloomberry Resorts Corp.	481,097	0.2
532,130		International Container Terminal Services, Inc.	1,089,853	0.3
639,950		Robinsons Retail Holdings, Inc.	1,202,424	0.4
			3,959,360	1.3

		Poland: 0.7%
7,800	(1)	Jastrzebska Spolka Weglowa SA	209,788	0.1
16,894		KGHM Polska Miedz SA	571,033	0.2
6,350		KRUK SA	486,724	0.1
29,944		Polski Koncern Naftowy Orlen	1,059,105	0.3
			2,326,650	0.7

		Russia: 5.5%
84,972	(1)	Aeroflot - Russian Airlines OJSC	261,542	0.1
610,370	(1)	Alrosa AO	784,522	0.2
431,682		Gazprom PJSC - SPON ADR	1,849,758	0.6
365,744	(1)	Magnitogorsk Iron & Steel Works	276,098	0.1
13,265	(1)	Mail.ru Group Ltd. GDR	431,001	0.1
56,559		MMC Norilsk Nickel PJSC ADR	1,043,910	0.3
115,038		Mobile TeleSystems PJSC ADR	1,220,553	0.4
16,916		Ros Agro PLC REG GDR	202,992	0.1
272,216		Rosneft Oil Co. PJSC GDR	1,492,459	0.5
17,572,355	(1)	RusHydro Management Co.	245,436	0.1
400,495		Sberbank PAO ADR	5,743,098	1.8
31,225		Severstal PJSC GDR	476,232	0.1
11,678		Tatneft PJSC ADR	525,510	0.2
370,000		United Co. RUSAL	238,814	0.1
24,563	(1)	X5 Retail Group N.V. GDR	1,009,539	0.3
44,200	(1)	Yandex NV	1,495,286	0.5
			17,296,750	5.5

		Singapore: 0.2%
492,000		IGG, Inc.	660,557	0.2

		South Africa: 2.4%
382,000		Advtech Ltd.	479,028	0.2
14,188		Kumba Iron Ore Ltd.	272,971	0.1
16,659		Naspers Ltd.	4,058,677	1.3
17,843		Nedbank Group Ltd.	261,485	0.1
5,175		Novus Holdings Ltd.	2,569	0.0
375,000		Rhodes Food Group Pty Ltd.	530,192	0.2
95,254		Standard Bank Group Ltd.	1,106,126	0.3
679,110		Transaction Capital Ltd.	719,997	0.2
			7,431,045	2.4

		South Korea: 13.1%
28,582		Hana Financial Group, Inc.	1,223,277	0.4
61,475		SK Hynix, Inc.	4,532,719	1.4
6,080		Hyosung Corp.	730,706	0.2
10,327		Hyundai Engineering & Construction Co. Ltd.	349,353	0.1
12,147		Hyundai Marine & Fire Insurance Co., Ltd.	492,158	0.2
3,698		Hyundai Motor Co.	532,019	0.2
53,082		Industrial Bank Of Korea	727,291	0.2
18,900		KB Financial Group, Inc. ADR	992,439	0.3
11,491		Kia Motors Corp.	363,720	0.1
25,131		Korea Electric Power Corp.	881,082	0.3
13,597		KT&G Corp.	1,286,457	0.4
1,041		LG Chem Ltd.	375,340	0.1
16,726		LG Electronics, Inc.	1,361,604	0.4
110,685		LG Uplus Corp.	1,270,957	0.4
275		Lotte Chilsung Beverage Co., Ltd.	339,930	0.1
12,516		Lotte Corp.	833,353	0.3
1,514	(1)	Lotte Confectionery Co. Ltd./New	251,354	0.1
649		NAVER Corp.	518,727	0.2
3,120		NCSoft Corp.	1,189,485	0.4
857	(1),(3)	Netmarble Games Corp.	133,099	0.0

See Accompanying Notes to Financial Statements

35

Voya Multi-Manager Emerging Markets Equity Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2017 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		South Korea: (continued)
3,574		POSCO	1,041,770	0.3
820	(1),(3)	Samsung Biologics Co. Ltd.	281,324	0.1
5,584		Samsung Electronics Co., Ltd. GDR	6,884,700	2.2
2,126		Samsung Electronics Co., Ltd.	5,240,816	1.7
7,050		Samsung Life Insurance Co. Ltd.	849,979	0.3
1,938		Samsung Fire & Marine Insurance Co. Ltd.	472,896	0.2
6,132		SFA Engineering Corp.	223,243	0.1
35,387		Shinhan Financial Group Co., Ltd.	1,589,520	0.5
7,668		SK Innovation Co. Ltd.	1,406,625	0.4
4,561		SK Telecom Co., Ltd.	1,076,761	0.3
108,600		SK Telecom Co., Ltd. ADR	2,838,804	0.9
7,281		S-Oil Corp.	837,093	0.3
2,433		Soulbrain Co. Ltd.	149,673	0.0
			41,278,274	13.1

		Spain: 0.7%
77,698		CIE Automotive SA	2,308,972	0.7

		Switzerland: 0.4%
28,200	(1),(3)	Wizz Air Holdings PLC	1,226,686	0.4

		Taiwan: 8.3%
111,000		Accton Technology Corp.	357,913	0.1
68,413		Airtac International Group	1,108,967	0.4
282,000		Basso Industry Corp.	779,541	0.3
61,000		Catcher Technology Co., Ltd.	649,219	0.2
1,625,000		CTBC Financial Holding Co. Ltd.	1,040,426	0.3
242,000		Chroma ATE, Inc.	1,180,224	0.4
122,400		Coretronic Corp.	146,587	0.0
96,000		Elite Material Co. Ltd.	382,315	0.1
154,435		FLEXium Interconnect, Inc.	592,148	0.2
684,000		Fubon Financial Holding Co., Ltd.	1,090,098	0.4
85,000		General Interface Solution Holding Ltd.	780,392	0.3
12,000		Grape King Bio Ltd.	69,113	0.0
250,512		HON HAI Precision Industry Co., Ltd.	931,139	0.3
15,000		Largan Precision Co. Ltd.	2,843,394	0.9
172,000		MediaTek, Inc.	1,957,276	0.6
140,000		Merry Electronics Co. Ltd	1,070,945	0.3
172,000		Pegatron Corp.	445,695	0.1
22,000		Phison Electronics Corp.	261,915	0.1
90,667		Poya International Co. Ltd.	1,162,783	0.4
516,000		Taiwan Semiconductor Manufacturing Co., Ltd.	4,171,500	1.3
119,630		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	5,063,938	1.6
			26,085,528	8.3

		Thailand: 2.7%
1,213,500		CP ALL PCL	2,557,044	0.8
167,300		Kiatnakin Bank PCL	381,347	0.1
1,699,400		Krung Thai Bank PCL	931,354	0.3
228,100		PTT Global Chemical PCL	549,436	0.2
101,400		PTT PCL	1,282,885	0.4
702,920	(1)	Srisawad Power 1979 PCL	1,470,588	0.5
714,600		Star Petroleum Refining PCL	374,507	0.1
183,000		Thai Oil PCL	561,890	0.2
142,200		Tisco Financial Group PCL	375,704	0.1
			8,484,755	2.7

		Turkey: 3.4%
779,004		Akbank TAS	2,060,762	0.7
87,876		AvivaSA Emeklilik ve Hayat AS	434,105	0.2
339,812	(1)	Dogtas Kelebek Mobilya Sanayi ve Ticaret AS	384,282	0.1
178,003		Eregli Demir ve Celik Fabrikalari TAS	418,330	0.1
381,307		Petkim Petrokimya Holding	668,565	0.2
110,778		Tekfen Holding AS	374,767	0.1
127,000		Tofas Turk Otomobil Fabrikasi AS	1,035,947	0.3
32,890		Tupras Turkiye Petrol Rafine	1,185,010	0.4
1	(1)	Turk Hava Yollari	2	0.0
61,400		Turkcell Iletisim Hizmet AS ADR	576,546	0.2
279,296		Turkcell Iletisim Hizmet AS	1,046,591	0.3
2,981,135		Turkiye Sinai Kalkinma Bankasi AS	1,077,135	0.3
264,821		Turkiye Halk Bankasi AS	773,615	0.3
90,000		Ulker Biskuvi Sanayi AS	480,609	0.2
			10,516,266	3.4

		United Arab Emirates: 0.2%
19,300		NMC Health PLC	741,600	0.2

		United Kingdom: 0.1%
50,280		Evraz PLC	192,709	0.1

		United States: 0.5%
1,650	(1)	Luxoft Holding, Inc.	76,807	0.0
327,300		Samsonite International SA	1,366,487	0.5
			1,443,294	0.5

		Vietnam: 0.1%
247,274	(1)	Hoa Phat Group JSC	402,824	0.1

	Total Common Stock
	(Cost $224,044,703)		298,729,245	95.1

PREFERRED STOCK: 3.6%
		Brazil: 0.5%
32,486		Braskem SA	516,392	0.2
36,595		Cia de Saneamento do Parana	121,375	0.0
50,490		Itau Unibanco Holding S.A.	651,479	0.2

See Accompanying Notes to Financial Statements

36

Voya Multi-Manager Emerging Markets Equity Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2017 (continued)

Shares		Value	Percentage of Net Assets
PREFERRED STOCK: (continued)
	Brazil: (continued)
212,493	(1) Metalurgica Gerdau SA	331,279	0.1
		1,620,525	0.5

	Colombia: 0.3%
98,700	Banco Davivienda SA	972,708	0.3

	Russia: 0.4%
246	(1) AK Transneft OAO	778,152	0.2
994,694	(1) Surgutneftegas OJSC	492,999	0.2
		1,271,151	0.4

	South Korea: 2.4%
3,691	Samsung Electronics Co., Ltd. - Pref	7,392,501	2.4

	Total Preferred Stock
	(Cost $7,843,552)	11,256,885	3.6

RIGHTS: –%
	China: –%
268	(1) China Literature Ltd.	–	–

	Taiwan: –%
22,256	(1) Chinatrust Financial Holding Co., Ltd.	–	–

	Total Rights
	(Cost $–)	–	–

CLOSED-END FUNDS: 0.3%
	United States: 0.3%
11,100	(1) Altaba, Inc.	778,332	0.3

	Total Closed-End Funds
	(Cost $413,460)	778,332	0.3

	Total Long-Term Investments
	(Cost $232,301,715)	310,764,462	99.0

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.3%
	Securities Lending Collateral(4): 0.9%
1,000,000	Cantor Fitzgerald, Repurchase Agreement dated 10/31/17, 1.08%, due 11/01/17 (Repurchase Amount $1,000,030, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $1,020,000, due 12/01/17-09/20/67)	1,000,000	0.3
1,000,000	Daiwa Capital Markets, Repurchase Agreement dated 10/31/17, 1.08%, due 11/01/17 (Repurchase Amount $1,000,030, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,019,771, due 11/02/17-12/01/51)	1,000,000	0.3
939,683	RBC Dominion Securities Inc., Repurchase Agreement dated 10/31/17, 1.05%, due 11/01/17 (Repurchase Amount $939,710, collateralized by various U.S. Government Agency Obligations, 3.000%-7.000%, Market Value plus accrued interest $958,477, due 08/01/25-09/20/47)	939,683	0.3
		2,939,683	0.9

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.4%
4,424,878	(5) BlackRock Liquidity Funds, FedFund, Institutional Class, 0.940%
	(Cost $4,424,878)	4,424,878	1.4

	Total Short-Term Investments
	(Cost $7,364,561)	7,364,561	2.3

	Total Investments in Securities (Cost $239,666,276)	$318,129,023	101.3
	Liabilities in Excess of Other Assets	(3,947,940)	(1.3)
	Net Assets	$314,181,083	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(4)	Represents securities purchased with cash collateral received for securities on loan.
(5)	Rate shown is the 7-day yield as of October 31, 2017.

See Accompanying Notes to Financial Statements

37

Voya Multi-Manager International Equity Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2017

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.1%
		Argentina: 0.1%
4,500	(1),(2)	Despegar.com Corp.	138,600	0.0
17,810		YPF SA ADR	437,414	0.1
			576,014	0.1

		Australia: 1.8%
223,407		Brambles Ltd.	1,619,986	0.3
37,716		Caltex Australia Ltd.	990,289	0.2
18,431		Cochlear Ltd.	2,482,740	0.5
74,368	(1),(2)	Mesoblast Ltd.	76,212	0.0
90,137		Seek Ltd.	1,269,255	0.2
112,279		Treasury Wine Estates Ltd.	1,347,793	0.3
125,382	(2)	WorleyParsons Ltd.	1,348,561	0.3
			9,134,836	1.8

		Austria: 0.5%
45,148		Andritz AG	2,552,749	0.5

		Belgium: 1.3%
21,200		Anheuser-Busch InBev SA/NV	2,599,569	0.5
13,448		KBC Group NV	1,117,111	0.2
20,256		Solvay S.A.	3,009,197	0.6
			6,725,877	1.3

		Brazil: 0.7%
155,700		BB Seguridade Participacoes SA	1,314,119	0.3
91,805		Itau Unibanco Holding SA ADR	1,176,022	0.2
40,900		Raia Drogasil SA	984,210	0.2
			3,474,351	0.7

		Canada: 4.6%
59,274		Canadian National Railway Co. - CNR	4,769,579	0.9
51,385		Canadian Natural Resources Ltd.	1,793,158	0.4
174,061		EnCana Corp.	2,035,951	0.4
77,653		Magna International, Inc.	4,236,275	0.8
99,211		Manulife Financial Corp.	1,994,833	0.4
55,800		Methanex Corp.	2,719,282	0.5
43,736		National Bank Of Canada	2,122,557	0.4
74,983		Suncor Energy, Inc.	2,545,737	0.5
27,652		TransCanada Corp.	1,312,832	0.3
			23,530,204	4.6

		China: 3.8%
19,500		AAC Technologies Holdings, Inc.	357,574	0.1
23,027	(2)	Alibaba Group Holding Ltd. ADR	4,257,462	0.8
5,547	(2)	Baidu, Inc. ADR	1,353,135	0.3
1,176,000		China Construction Bank	1,051,010	0.2
182,000		China Merchants Bank Co., Ltd.	694,996	0.1
43,599	(2)	Ctrip.com International Ltd. ADR	2,087,956	0.4
22,660	(2)	JD.com, Inc. ADR	850,203	0.2
4,152		NetEase, Inc. ADR	1,170,532	0.2
20,166		New Oriental Education & Technology Group, Inc. ADR	1,678,618	0.3
155,000		Ping An Insurance Group Co. of China Ltd.	1,362,132	0.3
53,900		Tencent Holdings Ltd.	2,422,541	0.5
184,000		Tsingtao Brewery Co., Ltd.	770,535	0.1
7,785	(1),(2)	Weibo Corp. ADR	721,280	0.2
81,000		ENN Energy Holdings Ltd.	594,403	0.1
			19,372,377	3.8

		Colombia: 0.4%
57,000		BanColombia SA ADR	2,151,750	0.4

		Denmark: 2.1%
1,014		AP Moller - Maersk A/S - Class B	1,943,825	0.4
31,044		Carlsberg A/S	3,546,514	0.7
4,262	(2)	Genmab A/S	860,649	0.2
45,205		Novo Nordisk A/S	2,250,705	0.4
40,130		Novozymes A/S	2,217,296	0.4
			10,818,989	2.1

		Finland: 1.2%
78,907		Kone OYJ	4,270,766	0.8
38,031		Sampo OYJ	1,990,158	0.4
			6,260,924	1.2

		France: 8.6%
20,713		Air Liquide SA	2,637,261	0.5
100,311		AXA S.A.	3,028,230	0.6
30,983		BNP Paribas	2,418,207	0.5
34,629		Cap Gemini SA	4,206,871	0.8
36,794		Cie de Saint-Gobain	2,157,340	0.4
55,630		Cie Generale des Etablissements Michelin	8,052,246	1.6
3,974		Essilor International SA	503,120	0.1
30,734	(2)	Imerys SA	2,798,508	0.5
25,126	(2)	IPSOS	928,674	0.2
26,468		Legrand S.A.	1,964,204	0.4
171,862	(2)	Natixis SA	1,347,767	0.3
30,282		Safran S.A.	3,189,371	0.6
16,733		Schneider Electric SE	1,470,182	0.3
47,217		Valeo SA	3,196,789	0.6
65,470		Vinci S.A.	6,414,596	1.2
			44,313,366	8.6

		Germany: 8.1%
9,618		Adidas AG	2,140,805	0.4
27,940		BASF SE	3,055,333	0.6
3,639		Beiersdorf AG	409,353	0.1
8,922		Continental AG	2,270,596	0.4
109,799		Deutsche Bank AG	1,799,517	0.4
48,321		Deutsche Post AG	2,215,039	0.4
156,874		Deutsche Telekom AG	2,840,568	0.6
20,607		Deutsche Wohnen AG	881,986	0.2
79,053		Freenet AG	2,647,318	0.5
22,212		Hannover Rueck SE	2,795,178	0.6
61,868	(2)	Infineon Technologies AG	1,711,148	0.3
34,545		Lanxess	2,708,628	0.5
14,002	(2)	Linde AG	3,016,576	0.6

See Accompanying Notes to Financial Statements

38

Voya Multi-Manager International Equity Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2017 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Germany: (continued)
12,449		Muenchener Rueckversicherungs-Gesellschaft AG	2,794,828	0.5
33,407		SAP SE	3,817,170	0.7
39,861		Symrise AG	3,106,228	0.6
28,641	(2)	Vonovia SE	1,265,173	0.3
43,363	(2),(3)	Zalando SE	2,182,945	0.4
			41,658,389	8.1

		Greece: 0.0%
59,404	(2)	Alpha Bank AE	118,447	0.0

		Hong Kong: 1.3%
195,200		AIA Group Ltd.	1,470,926	0.3
218,000		Cafe de Coral Holdings Ltd.	670,792	0.1
60,108		Hong Kong Exchanges and Clearing Ltd.	1,674,864	0.3
6,000		Jardine Matheson Holdings Ltd.	384,369	0.1
29,100		Jardine Strategic Holdings Ltd.	1,220,603	0.2
57,597		Melco Resorts & Entertainment Ltd ADR	1,456,052	0.3
			6,877,606	1.3

		India: 1.6%
506,593		ICICI Bank Ltd.	2,374,821	0.4
175,976		Infosys Ltd.-SP ADR ADR	2,613,243	0.5
47,616		Mahindra & Mahindra Ltd. - SPON GDR GDR	992,794	0.2
12,013	(2)	MakeMyTrip Ltd.	327,955	0.1
121,284		Power Grid Corp. of India Ltd.	396,795	0.1
286,346		State Bank of India	1,352,351	0.3
			8,057,959	1.6

		Ireland: 1.3%
899,028		Greencore Group PLC	2,301,796	0.4
31,780		Medtronic PLC	2,558,926	0.5
16,668	(2)	Ryanair Holdings PLC ADR	1,868,649	0.4
			6,729,371	1.3

		Israel: 0.2%
73,890		Teva Pharmaceutical Industries Ltd. ADR	1,019,682	0.2

		Italy: 1.2%
17,592	(2)	Banca Generali SpA	578,795	0.1
4,500		Ferrari NV	538,821	0.1
50,879		FinecoBank Banca Fineco SpA	475,870	0.1
16,817		Moncler SpA	477,411	0.1
107,400	(2),(3)	Pirelli & C SpA	844,458	0.2
177,218	(2)	UniCredit SpA	3,386,750	0.6
			6,302,105	1.2

		Japan: 15.9%
41,700		Advantest Corp.	952,556	0.2
73,600		Asahi Group Holdings, Ltd.	3,360,458	0.7
14,900		Daikin Industries Ltd.	1,646,612	0.3
5,000		Daito Trust Construction Co., Ltd.	874,172	0.2
156,200		Daiwa House Industry Co., Ltd.	5,725,186	1.1
29,100		Denso Corp.	1,602,653	0.3
75,000		Don Quijote Holdings Co. Ltd.	3,145,878	0.6
1,000		Fanuc Ltd.	233,824	0.0
10,900		Hoshizaki Corp.	1,031,508	0.2
157,000		Isuzu Motors Ltd.	2,293,049	0.4
80,600		Itochu Corp.	1,411,842	0.3
34,100		Japan Tobacco, Inc.	1,128,717	0.2
74,000		Kakaku.com, Inc.	1,016,096	0.2
198,000		Kansai Electric Power Co., Inc.	2,711,432	0.5
57,320		Kao Corp.	3,464,143	0.7
24,000		Kawasaki Heavy Industries Ltd.	837,316	0.2
162,600		KDDI Corp.	4,332,093	0.8
35,500		Komatsu Ltd.	1,159,990	0.2
56,900		Makita Corp.	2,384,602	0.5
65,600		MS&AD Insurance Group Holdings, Inc.	2,228,584	0.4
34,300		Mixi, Inc.	1,672,190	0.3
5,000		Murata Manufacturing Co., Ltd.	785,810	0.2
93,600	(2)	Nexon Co. Ltd.	2,517,760	0.5
3,300		Nidec Corp.	438,844	0.1
7,900		Nippon Telegraph & Telephone Corp.	381,945	0.1
35,300		Olympus Corp.	1,313,678	0.3
20,700		Omron Corp.	1,159,935	0.2
35,200		Ono Pharmaceutical Co., Ltd.	806,753	0.2
110,600		Osaka Securities Exchange Co. Ltd.	1,993,947	0.4
37,400		Pigeon Corp.	1,327,248	0.3
103,300		Rakuten, Inc.	1,105,393	0.2
73,800		Seven & I Holdings Co., Ltd.	2,974,470	0.6
10,300		Shimano, Inc.	1,409,466	0.3
13,700		Shin-Etsu Chemical Co., Ltd.	1,444,819	0.3
58,700		Shiseido Co., Ltd.	2,421,233	0.5
6,000		SMC Corp.	2,295,363	0.4
31,700		SoftBank Group Corp.	2,809,324	0.5
47,700		Sony Corp.	1,995,515	0.4
30,000		Sony Financial Holdings, Inc.	498,404	0.1
12,300		Sugi Holdings Co., Ltd.	624,249	0.1
120,400		Sumitomo Mitsui Financial Group, Inc.	4,823,553	0.9
45,200		Suruga Bank Ltd.	1,029,142	0.2
64,100		Tokio Marine Holdings, Inc.	2,763,173	0.5
27,300		United Arrows Ltd.	1,023,197	0.2
19,900		Yamaha Corp.	781,906	0.1
			81,938,028	15.9

		Luxembourg: 0.2%
58,907		Tenaris S.A.	804,159	0.2

		Mexico: 0.3%
28,123		America Movil SAB de CV ADR	481,466	0.1
110,300		Grupo Aeroportuario del C	557,203	0.1

See Accompanying Notes to Financial Statements

39

Voya Multi-Manager International Equity Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2017 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Mexico: (continued)
42,100		Infraestructura Energetica Nova SAB de CV	214,763	0.1
			1,253,432	0.3

		Netherlands: 2.8%
32,969	(2)	AerCap Holdings NV	1,735,488	0.4
73,687	(2),(3)	DP Eurasia NV	225,189	0.0
28,183		Airbus SE	2,892,000	0.6
336,395		Koninklijke KPN NV	1,157,492	0.2
122,978		Royal Dutch Shell PLC - Class A	3,871,307	0.7
23,744		Unilever NV	1,379,288	0.3
59,944		Wolters Kluwer NV	2,938,010	0.6
			14,198,774	2.8

		Norway: 2.3%
136,399		DNB ASA	2,632,418	0.5
208,165		SpareBank 1 SR-Bank ASA	2,306,431	0.4
84,359		Statoil ASA	1,713,966	0.3
108,777		Telenor ASA	2,309,743	0.5
62,647		Yara International ASA	2,975,275	0.6
			11,937,833	2.3

		Panama: 0.1%
4,827		Copa Holdings S.A.	594,638	0.1

		Portugal: 0.3%
93,547		Jeronimo Martins SGPS SA	1,699,669	0.3

		Russia: 0.3%
17,692	(2)	Mail.ru Group Ltd. GDR	574,842	0.1
69,692		Sberbank PAO ADR	999,383	0.2
			1,574,225	0.3

		Singapore: 1.6%
130,700		DBS Group Holdings Ltd.	2,182,502	0.4
1,602,700	(2)	NetLink NBN Trust	970,015	0.2
276,391		United Overseas Bank Ltd.	4,993,198	1.0
			8,145,715	1.6

		South Africa: 1.1%
102,646		Clicks Group Ltd.	1,149,686	0.2
8,830		Naspers Ltd.	2,151,277	0.4
87,830		Sasol Ltd.	2,566,199	0.5
			5,867,162	1.1

		South Korea: 2.9%
17,700		SK Hynix, Inc.	1,305,069	0.3
8,800		Hyundai Mobis Co. Ltd.	2,093,274	0.4
3,312	(3)	ING Life Insurance Korea Ltd.	141,899	0.0
69,421		Kia Motors Corp.	2,197,357	0.4
136,400		LG Uplus Corp.	1,566,234	0.3
2,574		Samsung Electronics Co., Ltd.	6,345,184	1.2
1,013		Samsung Electronics Co., Ltd. GDR	1,248,962	0.3
			14,897,979	2.9

		Spain: 1.8%
296,124		Banco Santander SA	2,007,517	0.4
65,075		Bankia SA	310,554	0.1
157,632		Distribuidora Internacional de Alimentacion SA	770,976	0.2
330,060		Iberdrola S.A.	2,667,219	0.5
45,835		Industria de Diseno Textil SA	1,713,224	0.3
74,482		Red Electrica Corp. SA	1,649,219	0.3
			9,118,709	1.8

		Sweden: 3.4%
126,184		Assa Abloy AB	2,660,320	0.5
63,409		Atlas Copco AB - B	2,517,225	0.5
59,924		Duni AB	892,956	0.2
37,714		Investor AB	1,868,602	0.4
53,813		Loomis AB	2,159,167	0.4
186,662		Nordea Bank AB	2,255,755	0.4
345,226		Svenska Handelsbanken AB	4,947,896	1.0
			17,301,921	3.4

		Switzerland: 6.6%
15,345		ABB Ltd.	400,735	0.1
16,321		Cie Financiere Richemont SA	1,504,572	0.3
44,442		Ferguson PLC	3,107,817	0.6
662,374		Glencore PLC	3,194,750	0.6
41,597		Julius Baer Group Ltd.	2,460,362	0.5
67,093		Nestle S.A.	5,645,107	1.1
120,539		Novartis AG	9,941,972	1.9
8,036		Schindler Holding AG - Part Cert	1,821,014	0.3
2,329		Swatch Group AG - BR	912,838	0.2
5,258		Swiss Re Ltd.	494,832	0.1
206,122		UBS Group AG	3,506,776	0.7
3,840		Zurich Insurance Group AG	1,171,834	0.2
			34,162,609	6.6

		Taiwan: 2.0%
250,305		HON HAI Precision Industry Co., Ltd.	930,370	0.2
105,578		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	4,469,117	0.9
571,000		Taiwan Semiconductor Manufacturing Co., Ltd.	4,616,137	0.9
			10,015,624	2.0

		Thailand: 1.0%
588,800		Siam Commercial Bank PCL	2,597,210	0.5
850,300		Thai Oil PCL	2,610,795	0.5
			5,208,005	1.0

		Turkey: 0.2%
347,662		Turkiye Garanti Bankasi A/S	957,844	0.2

		United Kingdom: 13.9%
22,007	(2)	ASOS PLC	1,664,759	0.3
33,663		AstraZeneca PLC	2,277,662	0.5
334,061	(3)	Auto Trader Group PLC	1,519,075	0.3
202,143		BAE Systems PLC	1,592,342	0.3
313,143		Barratt Developments PLC	2,722,712	0.5
472,067		BBA Aviation PLC	1,994,307	0.4
54,760		Bellway PLC	2,655,073	0.5
76,028		BHP Billiton PLC ADR	2,761,337	0.5

See Accompanying Notes to Financial Statements

40

Voya Multi-Manager International Equity Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2017 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		United Kingdom: (continued)
174,447		BHP Billiton PLC	3,158,463	0.6
106,282		British American Tobacco PLC	6,866,835	1.3
283,101		BT Group PLC	975,430	0.2
44,778		Burberry Group PLC	1,130,973	0.2
152,590		Capita Group PLC	1,062,637	0.2
49,056		Compass Group PLC	1,076,988	0.2
17,046	(3)	ConvaTec Group PLC	44,350	0.0
64,597		Diageo PLC	2,205,904	0.4
65,838	(2)	Fiat Chrysler Automobiles NV	1,138,424	0.2
108,470		Hargreaves Lansdown PLC	2,278,536	0.5
178,098		Howden Joinery Group PLC	969,906	0.2
162,735	(2)	Imagination Technologies Group PLC	390,125	0.1
155,345		Informa PLC	1,437,896	0.3
23,724		Intertek Group PLC	1,709,095	0.3
106,719	(1)	John Wood Group PLC	1,009,111	0.2
37,415		Johnson Matthey PLC	1,679,765	0.3
160,350		Jupiter Fund Management PLC	1,265,235	0.3
78,218	(2)	Just Eat PLC	810,339	0.2
68,952		Persimmon PLC	2,566,022	0.5
197,225		Prudential PLC	4,840,943	0.9
126,297		Relx PLC	2,906,197	0.6
33,553		Rightmove PLC	1,851,157	0.4
61,454		Shire PLC	3,026,941	0.6
263,928	(2)	Standard Chartered PLC	2,628,680	0.5
976,827		Taylor Wimpey PLC	2,588,660	0.5
75,311		Unilever PLC	4,268,158	0.8
23,059		Weir Group PLC	597,795	0.1
			71,671,832	13.9

		United States: 1.6%
21,788		Aon PLC	3,125,053	0.6
4,624	(2)	Mettler Toledo International, Inc.	3,156,481	0.6
58,566		Popular, Inc.	2,148,201	0.4
			8,429,735	1.6

	Total Common Stock
	(Cost $425,072,506)		499,452,889	97.1

PREFERRED STOCK: 0.2%
		Germany: 0.1%
5,238		Sartorius AG	489,104	0.1

		United States: 0.1%
2,046	(2),(4)	Xiaoju Kuaizhi, Inc., Series A-17	104,207	0.1

	Total Preferred Stock
	(Cost $596,443)		593,311	0.2

RIGHTS: 0.0%
		China: –%
47	(2)	China Literature Ltd.	–	–

		Spain: 0.0%
337,344	(2)	Banco Santander SA	16,111	0.0

	Total Rights
	(Cost $15,915)		16,111	0.0

	Total Long-Term Investments
	(Cost $425,684,864)		500,062,311	97.3

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.1%
	Securities Lending Collateral(5): 0.3%
1,000,000	Barclays Capital, Inc., Repurchase Agreement dated 10/31/17, 1.05%, due 11/01/17 (Repurchase Amount $1,000,029, collateralized by various U.S. Government Securities, 0.000%-2.250%, Market Value plus accrued interest $1,020,000, due 11/15/17-08/15/47)	1,000,000	0.2
923,667	Cantor Fitzgerald, Repurchase Agreement dated 10/31/17, 1.08%, due 11/01/17 (Repurchase Amount $923,694, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $942,140, due 12/01/17-09/20/67)	923,667	0.1
		1,923,667	0.3

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.8%
9,131,405	(6) BlackRock Liquidity Funds, FedFund, Institutional Class, 0.940%
	(Cost $9,131,405)	9,131,405	1.8

	Total Short-Term Investments
	(Cost $11,055,072)	11,055,072	2.1

	Total Investments in Securities (Cost $436,739,936)	$511,117,383	99.4
	Assets in Excess of Other Liabilities	3,304,228	0.6
	Net Assets	$514,421,611	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
(1)	Security, or a portion of the security, is on loan.
(2)	Non-income producing security.
(3)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(4)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(5)	Represents securities purchased with cash collateral received for securities on loan.
(6)	Rate shown is the 7-day yield as of October 31, 2017.

See Accompanying Notes to Financial Statements

41

Voya Multi-Manager International Factors Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2017

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.1%
		Australia: 6.9%
27,192		Adelaide Brighton Ltd.	129,452	0.0
45,030		AGL Energy Ltd.	871,845	0.2
349,339		Alumina Ltd.	626,896	0.2
71,556		Amcor Ltd.	868,441	0.2
15,630		APA Group	102,575	0.0
62,531		Aristocrat Leisure Ltd.	1,130,454	0.3
3,156		ASX Ltd.	130,580	0.0
36,045		Aurizon Holdings Ltd.	143,052	0.1
45,277		AusNet Services	61,398	0.0
5,763		Australia & New Zealand Banking Group Ltd.	132,253	0.0
28,956		Bendigo and Adelaide Bank Ltd.	252,561	0.1
34,038		BHP Billiton Ltd.	700,803	0.2
22,652		BlueScope Steel Ltd.	223,010	0.1
6,121		Brambles Ltd.	44,385	0.0
12,846		Caltex Australia Ltd.	337,291	0.1
11,264		Challenger Ltd.	114,900	0.0
23,204		CIMIC Group Ltd.	860,844	0.2
1,302		Cochlear Ltd.	175,385	0.1
7,790		Commonwealth Bank of Australia	463,391	0.1
77,582		Computershare Ltd.	927,458	0.2
25,411		Costa Group Holdings Ltd.	120,911	0.0
13,783		Crown Resorts Ltd.	122,561	0.0
10,495		CSL Ltd.	1,117,311	0.3
125,956		CSR Ltd.	458,143	0.1
111,497		Dexus	834,890	0.2
18,911		DuluxGroup Ltd.	106,803	0.0
2,784		Flight Centre Travel Group Ltd.	99,810	0.0
125,542		Fortescue Metals Group Ltd.	446,379	0.1
71,944		Goodman Group	461,288	0.1
149,049		GPT Group	582,011	0.2
191,045	(1)	Harvey Norman Holdings Ltd.	553,395	0.2
37,345		Incitec Pivot Ltd.	109,542	0.0
109,540		Insurance Australia Group Ltd.	550,830	0.2
11,160		IOOF Holdings Ltd.	92,052	0.0
38,021		Lend Lease Corp., Ltd.	472,146	0.1
22,575		Macquarie Atlas Roads Group	103,100	0.0
13,599		Macquarie Group Ltd.	1,025,908	0.3
133,551		Medibank Pvt Ltd.	314,350	0.1
41,205		Metcash Ltd.	85,121	0.0
510,674		Mirvac Group	943,905	0.3
3,640		National Australia Bank Ltd.	91,205	0.0
53,906		Orica Ltd.	863,422	0.2
157,545		Orora Ltd.	410,816	0.1
11,377		Perpetual Ltd.	422,827	0.1
149,749		Qantas Airways Ltd.	706,761	0.2
13,567		QBE Insurance Group Ltd.	111,247	0.0
1,154		Ramsay Health Care Ltd.	59,165	0.0
1,240		REA Group Ltd.	68,751	0.0
92,152		Regis Resources Ltd.	273,752	0.1
10,889		Rio Tinto Ltd.	580,235	0.2
118,161		Scentre Group	364,343	0.1
5,698		Seek Ltd.	80,236	0.0
101,486		Shopping Centres Australasia Property Group	182,924	0.1
13,651		Sims Metal Management Ltd.	7	0.0
10,236		Sonic Healthcare Ltd.	170,959	0.1
18,396		South32 Ltd.	48,051	0.0
420,912		Stockland	1,458,861	0.4
8,299		Suncorp Group Ltd.	86,383	0.0
8,401		Sydney Airport	45,771	0.0
30,477		Tatts Group Ltd.	97,424	0.0
16,247		Telstra Corp., Ltd.	44,094	0.0
14,588		Transurban Group - Stapled Security	135,608	0.0
6,267		Treasury Wine Estates Ltd.	75,229	0.0
60,048		Vicinity Centres	122,055	0.0
20,815		Wesfarmers Ltd.	666,723	0.2
18,866		Westfield Corp.	112,446	0.0
12,619		Westpac Banking Corp.	319,633	0.1
25,187		Woodside Petroleum Ltd.	593,734	0.2
97,876		Woolworths Ltd.	1,940,362	0.5
			27,168,863	6.9

		Austria: 0.5%
1,334		Andritz AG	75,427	0.0
1,038	(2)	Erste Group Bank AG	44,556	0.0
1,922	(2)	Lenzing AG	260,153	0.1
6,022		Oesterreichische Post AG	267,414	0.1
18,681	(2)	OMV AG	1,121,111	0.3
12,016		Telekom Austria AG	112,496	0.0
4,082		Voestalpine AG	224,421	0.0
			2,105,578	0.5

		Belgium: 0.6%
581		Ackermans & van Haaren NV	99,505	0.0
1,736		Anheuser-Busch InBev SA/NV	212,870	0.1
27,140		Proximus SADP	901,222	0.2
5,179		bpost SA	146,017	0.1
2,278		Colruyt S.A.	116,507	0.0
1,860		Solvay S.A.	276,318	0.1
873	(2)	Telenet Group Holding NV	60,377	0.0
9,966		Umicore SA	445,382	0.1
			2,258,198	0.6

		Canada: 5.7%
3,354		Agrium, Inc.	365,142	0.1
2,097		Alimentation Couche-Tard, Inc.	98,324	0.0
4,891		AltaGas Ltd.	111,499	0.0
1,508		Bank of Montreal	115,523	0.0
3,415		Bank of Nova Scotia	220,449	0.1
3,028		BCE, Inc.	139,817	0.0
5,416		Brookfield Asset Management, Inc.	227,203	0.1
14,017		CAE, Inc.	248,375	0.1

See Accompanying Notes to Financial Statements

42

Voya Multi-Manager International Factors Fund	PORTFOLIO OF INVESTMENTS as of OCTOBER 31, 2017 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Canada: (continued)
12,994	(1)	Canadian Imperial Bank of Commerce - XNYS	1,144,122	0.3
11,539		Canadian Imperial Bank of Commerce - XTSE	1,015,711	0.3
8,087		Canadian National Railway Co. - CNI	650,923	0.2
8,815		Canadian National Railway Co. - CNR	709,313	0.2
1,068		Canadian Pacific Railway Ltd.	185,172	0.1
9,590		Canadian Tire Corp. Ltd.	1,176,728	0.3
3,776		Canadian Utilities Ltd.	114,032	0.0
8,251	(2)	Canfor Corp.	164,112	0.0
8,800		Capital Power Corp.	166,641	0.0
4,640	(2)	CGI Group, Inc.	246,548	0.1
23,118		CI Financial Corp.	513,933	0.1
456		Constellation Software, Inc./Canada	259,433	0.1
9,816		Dollarama, Inc.	1,092,687	0.3
10,614		Empire Co. Ltd.	183,715	0.1
1,392		Enbridge, Inc.	53,496	0.0
33,459		Enerplus Corp.	306,813	0.1
2,134		Fortis, Inc.	78,588	0.0
14,699		Genworth MI Canada, Inc.	456,773	0.1
4,121		George Weston Ltd.	346,009	0.1
3,437		Great-West Lifeco, Inc.	95,642	0.0
2,737	(3)	Hydro One Ltd.	48,392	0.0
6,679		IGM Financial, Inc.	235,404	0.1
2,058		Imperial Oil Ltd.	66,728	0.0
2,652		Intact Financial Corp.	216,769	0.1
3,232		Loblaw Cos Ltd.	166,798	0.0
23,704		Magna International, Inc.	1,293,146	0.3
36,147		Manulife Financial Corp.	726,807	0.2
8,365		Maple Leaf Foods Inc.	216,954	0.1
8,801		Metro, Inc. - Class A	277,040	0.1
3,384		Pembina Pipeline Corp.	111,873	0.0
5,263		Potash Corp. of Saskatchewan, Inc.	102,437	0.0
9,941		Power Corp. of Canada	254,901	0.1
5,152		Power Financial Corp.	144,205	0.0
2,028		Premium Brands Holdings Corp.	164,114	0.0
5,300		Restaurant Brands International, Inc.	342,419	0.1
26,636		RioCan Real Estate Investment Trust	505,219	0.1
31,959		Rogers Communications, Inc.	1,658,271	0.4
25,185		Royal Bank of Canada	1,969,158	0.5
11,156		Russel Metals, Inc.	249,391	0.1
4,118		Saputo, Inc.	148,683	0.0
17,589		Shaw Communications, Inc. - Class B	401,653	0.1
971		SNC-Lavalin Group, Inc.	43,744	0.0
11,622		Sun Life Financial, Inc.	452,682	0.1
4,517		Suncor Energy, Inc.	153,356	0.0
4,125		TELUS Corp.	149,384	0.0
3,614		Thomson Reuters Corp.	168,976	0.0
9,481		Toronto-Dominion Bank	538,979	0.1
3,627		TransCanada Corp.	172,199	0.1
17,117		West Fraser Timber Co., Ltd.	1,041,137	0.3
			22,507,542	5.7

		China: 3.1%
3,000		AAC Technologies Holdings, Inc.	55,011	0.0
2,198,000		Agricultural Bank of China Ltd.	1,035,243	0.3
6,915	(2)	Alibaba Group Holding Ltd. ADR	1,278,514	0.3
104,000		Beijing Capital International Airport Co., Ltd.	170,781	0.1
11,500		BOC Hong Kong Holdings Ltd.	54,799	0.0
1,667,000		China Construction Bank	1,489,824	0.4
28,000		China Mengniu Dairy Co., Ltd.	77,594	0.0
121,000		China Railway Construction Corp. Ltd.	151,956	0.0
202,000		China Resources Power Holdings Co.	388,461	0.1
426,500		China Shenhua Energy Co., Ltd.	1,020,303	0.3
553,000		Chongqing Rural Commercial Bank Co. Ltd.	375,930	0.1
146,000		Guangzhou Automobile Group Co. Ltd.	363,076	0.1
160,400		Guangzhou R&F Properties Co., Ltd.	342,024	0.1
1,164,000		Industrial & Commercial Bank of China	926,155	0.2
298,000		Longfor Properties Co., Ltd.	696,106	0.2
12,000		Minth Group Ltd.	64,829	0.0
122,000		PICC Property & Casualty Co., Ltd.	242,108	0.1
864,000		Sinopec Shanghai Petrochemical Co. Ltd.	515,353	0.1
95,200		Sinopharm Group Co.	426,259	0.1
333,000		Sun Art Retail Group Ltd.	336,590	0.1
33,900		Tencent Holdings Ltd.	1,523,639	0.4
56,000		Tingyi Cayman Islands Holding Corp.	88,304	0.0
114,000		Travelsky Technology Ltd.	295,475	0.1
190,000		Want Want China Holdings Ltd.	155,558	0.0
			12,073,892	3.1

		Denmark: 1.8%
1,477		Carlsberg A/S	168,735	0.1
1,738		Chr Hansen Holding A/S	152,092	0.0
1,338		Coloplast A/S	117,768	0.0
26,251		Danske Bank A/S	1,001,829	0.3
5,039		Dfds A/S	292,222	0.1
3,706	(3)	DONG Energy A/S	207,672	0.1
1,231		DSV A/S	95,188	0.0
876		H Lundbeck A/S	52,076	0.0
4,441		ISS A/S	188,068	0.1
44,312		Novo Nordisk A/S	2,206,244	0.6
2,488		Novozymes A/S	137,469	0.0
579		Rockwool International AS	157,191	0.0
2,344		Royal Unibrew A/S	134,955	0.0
22,762		TDC A/S	134,574	0.0
4,565		Tryg A/S	108,748	0.0
20,350		Vestas Wind Systems A/S	1,796,595	0.5

See Accompanying Notes to Financial Statements

43

Voya Multi-Manager International Factors Fund	PORTFOLIO OF INVESTMENTS as of OCTOBER 31, 2017 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Denmark: (continued)
3,157	(2)	William Demant Holding A/S	91,109	0.0
			7,042,535	1.8

		Finland: 1.8%
6,242		Elisa OYJ	251,348	0.1
4,634		Fortum OYJ	98,354	0.0
5,631		Kesko OYJ	287,568	0.1
4,866		Kone OYJ	263,368	0.1
15,451		Metso OYJ	561,154	0.2
2,442		Neste Oyj	135,949	0.0
3,471		Nokian Renkaat OYJ	159,136	0.0
11,818		Orion Oyj	484,359	0.1
5,943		Sampo OYJ	310,996	0.1
86,106		Stora Enso OYJ (Euro Denominated Security)	1,345,682	0.3
94,740		UPM-Kymmene OYJ	2,845,257	0.7
6,724		Wartsila OYJ	433,134	0.1
			7,176,305	1.8

		France: 8.0%
644	(2)	Aeroports de Paris	108,427	0.0
874		Air Liquide SA	111,281	0.0
3,381		Alstom SA	136,783	0.0
654	(2),(3)	Amundi SA	55,427	0.0
1,623	(2)	Arkema SA	205,036	0.1
4,016	(2)	Atos SE	623,748	0.2
79,672		AXA S.A.	2,405,171	0.6
1,302		BioMerieux	102,125	0.0
23,970		BNP Paribas	1,870,846	0.5
27,990		Bollore SA	135,208	0.0
12,380		Bouygues SA	594,162	0.2
3,900	(2)	Bureau Veritas SA	104,435	0.0
2,545		Cap Gemini SA	309,177	0.1
3,741		Carrefour S.A.	75,289	0.0
920		Casino Guichard Perrachon S.A.	52,532	0.0
242		Christian Dior SE	83,063	0.0
12,217		Cie de Saint-Gobain	716,319	0.2
16,025		Cie Generale des Etablissements Michelin	2,319,562	0.6
32,640	(2)	CNP Assurances	759,289	0.2
12,738		Credit Agricole SA	222,319	0.1
104		Dassault Aviation SA	162,160	0.1
770		Dassault Systemes SE	81,740	0.0
2,809		Edenred	80,980	0.0
2,505	(2)	Eiffage SA	261,661	0.1
65,583		Electricite de France SA	858,339	0.2
2,411	(2),(3)	Elior Group	68,468	0.0
81,613		Engie SA	1,379,420	0.4
593		Essilor International SA	75,076	0.0
1,342	(2)	Euler Hermes Group	155,687	0.0
1,914		Eurazeo SA	177,942	0.1
77	(2)	Eurofins Scientific SE	48,168	0.0
20,199	(2)	Eutelsat Communications	505,944	0.1
2,507	(2)	Faurecia	182,247	0.1
1,308	(2)	Fonciere Des Regions	133,192	0.0
950	(2)	Gecina S.A.	154,150	0.0
680		Danone	55,577	0.0
256		Hermes International	132,892	0.0
268		Iliad SA	66,898	0.0
1,560	(2)	Imerys SA	142,047	0.0
546	(2)	Ingenico Group SA	53,021	0.0
1,223	(2)	Ipsen SA	147,870	0.0
21,107		Klepierre	840,230	0.2
13,039		Lagardere SCA	429,390	0.1
4,369		Legrand S.A.	324,226	0.1
568		L'Oreal S.A.	126,416	0.0
4,417		LVMH Moet Hennessy Louis Vuitton SE	1,317,429	0.3
94,459	(2)	Natixis SA	740,761	0.2
32,835		Orange SA	539,403	0.1
940		Orpea	112,620	0.0
1,077		Pernod Ricard SA	161,490	0.1
36,673		Peugeot S.A.	870,087	0.2
651		Kering	298,552	0.1
428		Remy Cointreau SA	55,589	0.0
5,677	(2)	Rexel SA	101,233	0.0
3,965		Rubis SCA	248,814	0.1
6,010		Safran S.A.	632,987	0.2
28,832		Sanofi	2,730,004	0.7
5,430		Schneider Electric SE	477,087	0.1
6,577		SCOR SE	273,034	0.1
23,418		Societe Generale	1,303,317	0.3
1,308		Sodexo SA	166,408	0.1
13,186		Suez	231,896	0.1
464		Teleperformance	67,765	0.0
2,871	(2)	Thales S.A.	299,197	0.1
20,125		Total S.A.	1,121,730	0.3
813	(2)	UbiSoft Entertainment	62,032	0.0
1,136		Unibail-Rodamco SE	284,349	0.1
4,532		Valeo SA	306,835	0.1
10,933		Veolia Environnement	259,010	0.1
12,467		Vinci S.A.	1,221,487	0.3
6,389		Vivendi SA	158,650	0.0
			31,675,706	8.0

		Germany: 6.1%
4,868		Adidas AG	1,083,535	0.3
9,932		Allianz SE	2,318,713	0.6
1,859		Axel Springer AG	125,167	0.0
18,964		BASF SE	2,073,777	0.5
6,137		Bayer AG	798,294	0.2
1,255		Bayerische Motoren Werke AG	128,713	0.0
1,093		Beiersdorf AG	122,952	0.0
2,112		Brenntag AG	119,826	0.0
1,396		Continental AG	355,274	0.1
15,184	(3)	Covestro AG	1,459,631	0.4
5,770		Daimler AG	481,715	0.1
1,037		Deutsche Boerse AG	107,397	0.0
30,840		Deutsche Lufthansa AG	990,823	0.3
22,414		Deutsche Post AG	1,027,460	0.3
21,861		Deutsche Telekom AG	395,844	0.1
12,662		Deutsche Wohnen AG	541,938	0.1
17,334		E.ON AG	205,312	0.1
2,612		Evonik Industries AG	95,014	0.0
4,652		Fraport AG Frankfurt Airport Services Worldwide	442,050	0.1
1,272		Fresenius SE & Co. KGaA	106,487	0.0
1,260		Fresenius Medical Care AG & Co. KGaA	121,996	0.0
1,442		Fuchs Petrolub SE	71,810	0.0
1,292		Hannover Rueck SE	162,587	0.1
741		HeidelbergCement AG	75,826	0.0
1,489		Hella GmbH & Co. KGaA	89,941	0.0
396		Henkel AG & Co. KGaA	49,945	0.0
5,660		Hochtief AG	999,804	0.3
10,947		Hugo Boss AG	979,093	0.3
12,131	(2)	Infineon Technologies AG	335,520	0.1
6,011	(3)	Innogy SE	279,547	0.1

See Accompanying Notes to Financial Statements

44

Voya Multi-Manager International Factors Fund	PORTFOLIO OF INVESTMENTS as of OCTOBER 31, 2017 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Germany: (continued)
3,592		Jenoptik AG	121,066	0.0
1,951		LEG Immobilien AG	198,738	0.1
2,167	(2)	Linde AG	466,856	0.1
694		Merck KGaA	74,461	0.0
29,157		Ceconomy AG	380,584	0.1
41,000	(2)	METRO AG	777,207	0.2
2,387		MTU Aero Engines Holding AG	403,932	0.1
1,035		Muenchener Rueckversicherungs-Gesellschaft AG	232,360	0.1
1,106	(2)	Osram Licht AG	84,686	0.0
4,262		ProSiebenSat.1 Media SE	150,123	0.0
32		RTL Group SA	2,378	0.0
4,890	(2)	RWE AG	122,954	0.0
5,404		SAP SE	617,475	0.2
5,711	(2)	Siemens AG	820,286	0.2
3,142		SMA Solar Technology AG	146,246	0.0
13,927		Talanx AG	546,954	0.1
92,107		Telefonica Deutschland Holding AG	469,825	0.1
5,945	(2)	ThyssenKrupp AG	159,481	0.0
32,035		TUI AG	578,587	0.2
24,873	(1),(2)	Uniper SE	698,896	0.2
1,163		United Internet AG	73,758	0.0
13,397	(2)	Vonovia SE	591,792	0.2
585		Wacker Chemie AG	91,365	0.0
2,372		Wirecard AG	235,658	0.1
			24,191,659	6.1

		Hong Kong: 3.4%
71,600		AIA Group Ltd.	539,540	0.2
7,700		ASM Pacific Technology Ltd.	112,347	0.0
157,000		Champion REIT	113,307	0.0
204,000		CK Asset Holdings Ltd.	1,678,887	0.4
23,500		CK Hutchison Holdings Ltd.	298,490	0.1
7,500		CK Infrastructure Holdings Ltd.	65,303	0.0
37,000		CLP Holdings Ltd.	376,584	0.1
8,100		Dairy Farm International Holdings Ltd.	66,258	0.0
76,000		First Pacific Co.	57,866	0.0
10,000		Galaxy Entertainment Group Ltd.	68,194	0.0
11,000		Great Eagle Holding Co.	60,560	0.0
12,000		Hang Lung Group Ltd.	42,164	0.0
35,000		Hang Lung Properties Ltd.	80,370	0.0
1,800		Hang Seng Bank Ltd.	42,665	0.0
63,900		Henderson Land Development Co., Ltd.	417,005	0.1
77,800		Hong Kong & China Gas	147,480	0.1
9,500		Power Assets Holdings Ltd.	82,357	0.0
88,352		Hongkong Land Holdings Ltd. - HKHGF	640,807	0.2
33,000		Hopewell Holdings	126,715	0.0
1,631		Jardine Matheson Holdings Ltd.	104,485	0.0
2,683		Jardine Strategic Holdings Ltd	112,539	0.0
34,604		Johnson Electric Holdings Ltd.	139,614	0.0
40,000		Kerry Properties Ltd.	180,012	0.1
152,500		Link REIT	1,282,114	0.3
173,200		Man Wah Holdings Ltd.	156,478	0.1
17,000		MTR Corp.	98,557	0.0
46,000		New World Development Ltd.	68,582	0.0
111,000		NWS Holdings Ltd.	224,663	0.1
30,000		Shangri-La Asia Ltd.	59,732	0.0
56,000		Sino Land Co.	96,518	0.0
96,000		Sun Hung Kai Properties Ltd.	1,570,502	0.4
5,500		Swire Pacific Ltd.	54,351	0.0
41,200		Swire Properties Ltd.	139,224	0.0
57,000		Techtronic Industries Co., Ltd.	334,602	0.1
15,000		Vtech Holdings Ltd.	213,250	0.1
1,780,000	(3)	WH Group Ltd.	1,803,819	0.5
102,000		Wharf Holdings Ltd.	929,031	0.2
92,000		Wheelock & Co., Ltd.	640,913	0.2
94,500		Yue Yuen Industrial Holdings	361,982	0.1
			13,587,867	3.4

		India: 0.2%
37,390		Hindustan Petroleum Corp. Ltd.	258,273	0.1
72,172		Vedanta Ltd.	370,509	0.1
			628,782	0.2

		Ireland: 0.2%
1,761		DCC PLC	167,001	0.0
3,469		Glanbia Plc	67,038	0.0
3,599		James Hardie Industries SE	54,950	0.0
1,341		Kerry Group PLC - KYG	135,040	0.0
79		Kerry Group PLC - KYGA	7,956	0.0
3,586		Kingspan Group Plc	149,960	0.1
408	(2)	Ryanair Holdings PLC ADR	45,741	0.0
9,932		Smurfit Kappa Group PLC	296,194	0.1
			923,880	0.2

		Israel: 0.7%
4,213		Alony Hetz Properties & Investments Ltd.	43,573	0.0
8,607		Amot Investments Ltd.	50,798	0.0
1,844		Azrieli Group Ltd.	104,177	0.1
8,160		Bank Hapoalim BM	57,774	0.0
39,758		Bank Leumi Le-Israel BM	219,773	0.1
8,369	(2)	Check Point Software Technologies	985,115	0.3
1,740		Elbit Systems Ltd.	258,242	0.1
1,149		Frutarom Industries Ltd.	94,624	0.0
11,401		Israel Chemicals Ltd.	47,544	0.0
32,716	(2)	Israel Discount Bank Ltd.	86,906	0.0
1,219		Melisron Ltd.	63,709	0.0
4,024		Mizrahi Tefahot Bank Ltd.	72,647	0.0
928		Nice Ltd.	77,236	0.0
322		Paz Oil Co. Ltd.	52,583	0.0
9,393		Plus500 Ltd.	127,871	0.0
39,094		Shikun & Binui Ltd.	92,429	0.0
16,335		Super-Sol Ltd	103,810	0.1
2,333		Strauss Group Ltd.	47,432	0.0
			2,586,243	0.7

See Accompanying Notes to Financial Statements

45

Voya Multi-Manager International Factors Fund	PORTFOLIO OF INVESTMENTS as of OCTOBER 31, 2017 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Italy: 2.1%
347,750		A2A SpA	597,198	0.2
9,342		Assicurazioni Generali S.p.A.	170,022	0.1
6,440		Atlantia S.p.A	209,948	0.1
77,980	(3)	Enav SpA	371,209	0.1
454,380		Enel S.p.A.	2,817,915	0.7
7,761		ENI S.p.A.	126,877	0.0
7,957		Ferrari NV	952,755	0.3
7,440		Leonardo SpA	128,429	0.0
183	(2)	GEDI Gruppo Editoriale SpA	163	0.0
154,966		Intesa Sanpaolo SpA - ISP	520,981	0.1
57,799		Iren SpA	159,027	0.1
1,527		Luxottica Group S.p.A.	87,584	0.0
25,342		Maire Tecnimont SpA	142,097	0.0
4,395		Moncler SpA	124,768	0.0
33,722	(3)	Poste Italiane SpA	246,489	0.1
10,460		Prysmian S.p.A.	359,923	0.1
2,933		Recordati S.p.A.	136,353	0.0
71,520		Snam SpA	365,170	0.1
12,390		Societa Cattolica di Assicurazioni SC	134,294	0.0
6,341		Societa Iniziative Autostradali e Servizi S.p.A.	107,914	0.0
133,105	(2)	Telecom Italia S.p.A. - TIT	115,173	0.0
82,195		Telecom Italia S.p.A. - TITR	58,397	0.0
62,026		Terna Rete Elettrica Nazionale SpA	374,260	0.1
			8,306,946	2.1

		Japan: 21.9%
20,100		Aeon Co., Ltd.	310,896	0.1
2,800		Aeon Mall Co., Ltd.	50,069	0.0
4,600		Aica Kogyo Co., Ltd.	160,887	0.1
600		Ain Holdings, Inc.	41,049	0.0
6,200		Air Water, Inc.	118,987	0.0
6,500		Aisin Seiki Co., Ltd.	336,716	0.1
4,300		Alfresa Holdings Corp.	82,161	0.0
9,500		ANA Holdings, Inc.	365,133	0.1
4,100		Amada Holdings Co., Ltd.	50,947	0.0
6,000		Amano Corp.	147,639	0.0
1,200		Aoyama Trading Co., Ltd.	44,466	0.0
11,300		Aozora Bank Ltd.	442,302	0.1
600		Ariake Japan Co., Ltd.	45,861	0.0
20,400		Asahi Glass Co., Ltd.	799,480	0.2
3,400		Asahi Group Holdings, Ltd.	155,239	0.1
50,000		Asahi Kasei Corp.	605,486	0.2
106,100		Astellas Pharma, Inc.	1,412,070	0.4
13,900		Autobacs Seven Co., Ltd.	238,941	0.1
3,000		Benesse Holdings, Inc.	101,700	0.0
8,400		BIC Camera, Inc.	103,470	0.0
20,300		Bridgestone Corp.	969,739	0.3
3,700		Brother Industries Ltd.	90,032	0.0
5,300		Canon Marketing Japan, Inc.	133,317	0.0
10,100		Canon, Inc.	379,428	0.1
1,400		Central Japan Railway Co.	254,305	0.1
10,000		Chubu Electric Power Co., Inc.	128,965	0.0
4,500		Chugoku Electric Power Co., Inc.	50,176	0.0
68,600		Citizen Watch Co., Ltd.	504,344	0.1
2,600		Coca-Cola Bottlers Japan, Inc.	90,972	0.0
7,300		COMSYS Holdings Corp.	184,868	0.1
2,400		Cosmo Energy Holdings Co. Ltd.	55,133	0.0
200		Cosmos Pharmaceutical Corp.	41,641	0.0
54,500		Dai Nippon Printing Co., Ltd.	1,306,364	0.3
14,900		Daicel Corp.	186,036	0.1
900		Daifuku Co., Ltd.	43,883	0.0
2,500		Daiichi Sankyo Co., Ltd.	57,422	0.0
3,100		Daiichikosho Co., Ltd.	146,080	0.0
1,400		Daikin Industries Ltd.	154,715	0.0
4,700		Daito Trust Construction Co., Ltd.	821,722	0.2
16,800		Daiwa House Industry Co., Ltd.	615,769	0.2
5,600		Denka Co., Ltd.	187,098	0.1
9,900		Denso Corp.	545,232	0.1
1,000		Dentsu, Inc.	42,774	0.0
2,600		DIC Corp.	96,511	0.0
700		Disco Corp.	162,209	0.1
1,900		Don Quijote Holdings Co. Ltd.	79,696	0.0
6,200		East Japan Railway Co.	601,274	0.2
1,500		Ebara Corp.	53,980	0.0
29,600		EDION Corp.	299,041	0.1
6,400		Electric Power Development Co., Ltd.	161,287	0.1
9,900		Exedy Corp.	296,857	0.1
8,100		FANCL Corp.	213,702	0.1
900		Fanuc Ltd.	210,442	0.1
14,000		Fuji Electric Holdings Co., Ltd.	101,432	0.0
2,500		Subaru Corp.	86,373	0.0
6,100		Fuji Film Holdings Corp.	249,537	0.1
7,000		Fujikura Ltd.	61,094	0.0
91,000		Fujitsu Ltd.	709,117	0.2
1,800		Glory Ltd.	67,317	0.0
16,400		H2O Retailing Corp.	303,366	0.1
23,000		Hakuhodo DY Holdings, Inc.	318,159	0.1
1,700		Hamamatsu Photonics KK	55,042	0.0
8,700		Hankyu Hanshin Holdings, Inc.	339,190	0.1
5,400		Hanwa Co., Ltd.	204,956	0.1
800		Hirose Electric Co., Ltd.	120,349	0.0
5,700		Hitachi Chemical Co., Ltd.	162,540	0.1
466,000		Hitachi Ltd.	3,710,921	1.0
3,900		Hitachi Metals Ltd.	50,523	0.0
33,300		Honda Motor Co., Ltd.	1,043,525	0.3
800		Horiba Ltd.	47,667	0.0
1,000		Hoshizaki Corp.	94,634	0.0
5,700		House Foods Group, Inc.	169,361	0.1
15,000		Hoya Corp.	814,961	0.2
27,100		Ibiden Co., Ltd.	453,776	0.1
2,900		Idemitsu Kosan Co., Ltd.	84,767	0.0
13,600		Iida Group Holdings Co. Ltd.	260,893	0.1
15,200		Inpex Corp.	162,749	0.1

See Accompanying Notes to Financial Statements

46

Voya Multi-Manager International Factors Fund	PORTFOLIO OF INVESTMENTS as of OCTOBER 31, 2017 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Japan: (continued)
4,000	Isetan Mitsukoshi Holdings Ltd.	43,603	0.0
7,500	Isuzu Motors Ltd.	109,541	0.0
7,500	TIS, Inc.	233,398	0.1
1,700	Ito En Ltd.	59,523	0.0
36,200	Itochu Corp.	634,103	0.2
2,400	Itochu Techno-Solutions Corp.	93,485	0.0
1,700	Izumi Co., Ltd.	88,158	0.0
4,400	J Front Retailing Co., Ltd.	65,305	0.0
25,000	Japan Airlines Co. Ltd.	855,683	0.2
9,700	Japan Petroleum Exploration Co., Ltd.	200,162	0.1
2,600	Japan Tobacco, Inc.	86,061	0.0
2,500	JFE Holdings, Inc.	53,728	0.0
8,100	LIXIL Group Corp.	223,082	0.1
15,100	JSR Corp.	292,712	0.1
22,000	JTEKT Corp.	364,529	0.1
165,600	JX Holdings, Inc.	855,125	0.2
4,300	Kagome Co., Ltd.	143,199	0.0
72,000	Kajima Corp.	746,748	0.2
12,000	Kamigumi Co., Ltd.	287,268	0.1
11,000	Kaneka Corp.	90,837	0.0
12,500	Kansai Electric Power Co., Inc.	171,176	0.1
30,800	Kao Corp.	1,861,402	0.5
14,300	KDDI Corp.	380,990	0.1
1,800	Keihan Holdings Co., Ltd.	55,000	0.0
8,400	Keihin Corp.	154,864	0.0
6,000	Keikyu Corp.	124,113	0.0
1,600	Keio Corp.	69,806	0.0
3,500	Keisei Electric Railway Co., Ltd.	105,726	0.0
1,400	Keyence Corp.	777,315	0.2
1,500	Kikkoman Corp.	51,481	0.0
18,000	Kinden Corp.	303,982	0.1
3,000	Kintetsu Group Holdings Co., Ltd.	115,359	0.0
24,700	Kirin Holdings Co., Ltd.	592,896	0.2
2,100	Kobayashi Pharmaceutical Co., Ltd.	121,424	0.0
3,400	Koito Manufacturing Co., Ltd.	227,984	0.1
9,000	Komatsu Ltd.	294,082	0.1
3,900	Komeri Co., Ltd.	116,847	0.0
2,100	Konami Holdings Corp.	102,281	0.0
400	Kose Corp.	48,645	0.0
23,400	Ks Holdings Corp.	537,042	0.1
6,500	Kubota Corp.	122,301	0.0
38,700	Kuraray Co., Ltd.	762,180	0.2
9,300	Kurita Water Industries, Ltd.	295,519	0.1
7,200	Kyocera Corp.	481,591	0.1
5,300	Kyorin Co., Ltd.	108,850	0.0
10,400	Kyushu Electric Power Co., Inc.	118,623	0.0
5,200	Kyushu Railway Co.	166,200	0.1
1,000	Lawson, Inc.	65,299	0.0
4,000	Lintec Corp.	111,167	0.0
7,100	Lion Corp.	136,622	0.0
5,000	Maeda Corp.	62,687	0.0
6,000	Maeda Road Construction Co., Ltd.	129,209	0.0
4,300	Makita Corp.	180,207	0.1
249,100	Marubeni Corp.	1,670,225	0.4
5,600	Maruha Nichiro Corp.	172,983	0.1
1,600	Maruichi Steel Tube Ltd.	48,882	0.0
11,200	Matsumotokiyoshi Holdings Co., Ltd.	805,426	0.2
6,900	Medipal Holdings Corp.	128,142	0.0
5,600	Megmilk Snow Brand Co., Ltd.	156,756	0.1
700	MEIJI Holdings Co., Ltd.	57,225	0.0
4,900	Misumi Group, Inc.	134,248	0.0
79,000	Mitsubishi Corp.	1,850,018	0.5
29,200	Mitsubishi Electric Corp.	499,714	0.1
100,100	Mitsubishi UFJ Financial Group, Inc.	678,993	0.2
25,400	Mitsubishi Chemical Holdings Corp.	265,311	0.1
13,100	Mitsubishi Gas Chemical Co., Inc.	320,461	0.1
2,000	Mitsubishi Materials Corp.	76,048	0.0
3,700	Mitsubishi Tanabe Pharma Corp.	81,435	0.0
110,600	Mitsui & Co., Ltd.	1,651,740	0.4
1,800	Mitsui Chemicals, Inc.	55,505	0.0
3,000	Mitsui Fudosan Co., Ltd.	70,023	0.0
48,300	MS&AD Insurance Group Holdings, Inc.	1,640,863	0.4
1,900	Miura Co., Ltd.	44,690	0.0
10,300	Mixi, Inc.	502,144	0.1
800	Morinaga & Co., Ltd.	45,448	0.0
700	Murata Manufacturing Co., Ltd.	110,013	0.0
3,700	Nabtesco Corp.	146,989	0.0
8,100	Nagase & Co., Ltd.	137,586	0.0
3,000	Nagoya Railroad Co., Ltd.	67,398	0.0
7,000	Namco Bandai Holdings, Inc.	239,876	0.1
3,400	Nankai Electric Railway Co., Ltd.	87,899	0.0
14,400	NEC Corp.	395,131	0.1
7,900	NHK Spring Co., Ltd.	90,409	0.0
4,500	Nichirei Corp.	115,840	0.0
800	Nidec Corp.	106,386	0.0
1,100	Nifco, Inc.	71,809	0.0
5,100	Nikon Corp.	96,854	0.0
4,000	Nippo Corp.	83,522	0.0
10,900	Nippon Express Co., Ltd.	691,632	0.2
16,000	Nippon Kayaku Co., Ltd.	254,026	0.1
7,000	NH Foods Ltd.	201,355	0.1
18,000	Nippon Paper Industries Co. Ltd.	358,099	0.1
1,200	Nippon Shokubai Co., Ltd.	90,517	0.0
70,300	Nippon Steel & Sumitomo Metal Corp.	1,685,476	0.4
5,800	Nippon Telegraph & Telephone Corp.	280,416	0.1
2,900	Nippon Television Holdings, Inc.	52,347	0.0
2,000	Nishi-Nippon Railroad Co., Ltd.	53,465	0.0
3,600	Nissan Chemical Industries Ltd.	134,278	0.0
111,400	Nissan Motor Co., Ltd.	1,083,407	0.3
3,000	Nisshin Oillio Group Ltd.	98,480	0.0
12,200	Nisshin Seifun Group, Inc.	214,408	0.1
1,600	Nissin Food Products Co., Ltd.	100,747	0.0

See Accompanying Notes to Financial Statements

47

Voya Multi-Manager International Factors Fund	PORTFOLIO OF INVESTMENTS as of OCTOBER 31, 2017 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Japan: (continued)
1,300	Nitori Co., Ltd.	188,931	0.1
2,300	Nitto Denko Corp.	213,872	0.1
17,000	Sompo Holdings, Inc.	683,319	0.2
8,500	NOF Corp.	245,653	0.1
1,900	NOK Corp.	46,669	0.0
93,000	Nomura Holdings, Inc.	532,218	0.1
2,200	Nomura Real Estate Holdings, Inc.	48,423	0.0
3,700	Nomura Research Institute Ltd.	156,862	0.1
52,400	NTT DoCoMo, Inc.	1,269,063	0.3
42,100	Obayashi Corp.	551,228	0.2
1,400	Obic Co., Ltd.	92,668	0.0
63,000	Oji Holdings Corp.	369,243	0.1
4,300	Omron Corp.	240,953	0.1
18,000	Onward Holdings Co., Ltd.	151,759	0.0
800	Oracle Corp. Japan	67,692	0.0
3,300	Oriental Land Co., Ltd.	263,945	0.1
118,000	ORIX Corp.	2,028,846	0.5
11,800	Osaka Gas Co., Ltd.	228,555	0.1
2,200	OSG Corp.	47,619	0.0
2,100	Otsuka Corp.	143,154	0.0
7,600	Paltac Corp.	301,842	0.1
8,600	Panasonic Corp.	129,855	0.0
1,100	Pigeon Corp.	39,037	0.0
8,200	Pola Orbis Holdings, Inc.	261,371	0.1
13,800	Recruit Holdings Co. Ltd.	338,344	0.1
2,200	Relo Holdings, Inc.	54,467	0.0
77,100	Ricoh Co., Ltd.	715,475	0.2
900	Rinnai Corp.	77,114	0.0
700	Rohm Co., Ltd.	65,161	0.0
2,400	Rohto Pharmaceutical Co., Ltd.	55,398	0.0
500	Ryohin Keikaku Co., Ltd.	147,499	0.0
10,100	Sankyo Co., Ltd.	326,004	0.1
4,800	Sankyu, Inc.	198,447	0.1
9,300	Sanwa Holdings Corp.	116,625	0.0
7,500	SBI Holdings, Inc.	118,363	0.0
3,800	Secom Co., Ltd.	289,340	0.1
4,300	Sega Sammy Holdings, Inc.	60,533	0.0
5,000	Seibu Holdings, Inc.	89,389	0.0
9,600	Seino Holdings Corp.	140,058	0.0
29,500	Sekisui Chemical Co., Ltd.	595,437	0.2
12,500	Sekisui House Ltd.	233,731	0.1
5,700	Seven & I Holdings Co., Ltd.	229,735	0.1
3,800	Shimachu Co., Ltd.	107,020	0.0
7,100	Shimadzu Corp.	147,624	0.0
1,400	Shimamura Co., Ltd.	155,972	0.1
400	Shimano, Inc.	54,737	0.0
27,200	Shimizu Corp.	320,155	0.1
7,600	Shin-Etsu Chemical Co., Ltd.	801,505	0.2
2,700	Shionogi & Co., Ltd.	145,360	0.0
3,500	Showa Denko KK	117,274	0.0
9,600	Showa Shell Sekiyu KK	113,254	0.0
5,000	Skylark Co. Ltd.	74,786	0.0
600	SMC Corp.	229,536	0.1
5,100	SoftBank Group Corp.	451,973	0.1
127,900	Sojitz Corp.	386,005	0.1
3,100	Sony Corp.	129,688	0.0
2,200	Sotetsu Holdings, Inc.	56,760	0.0
4,800	Stanley Electric Co., Ltd.	177,189	0.1
1,300	Sugi Holdings Co., Ltd.	65,978	0.0
24,000	Sumitomo Chemical Co., Ltd.	168,668	0.1
124,900	Sumitomo Corp.	1,806,567	0.5
81,500	Sumitomo Electric Industries Ltd.	1,387,565	0.4
5,000	Sumitomo Forestry Co., Ltd.	84,200	0.0
3,000	Sumitomo Heavy Industries	126,044	0.0
11,000	Sumitomo Osaka Cement Co., Ltd.	50,377	0.0
2,000	Sumitomo Realty & Development Co., Ltd.	66,984	0.0
7,600	Sumitomo Rubber Industries, Inc.	144,307	0.0
2,300	Sundrug Co., Ltd.	100,093	0.0
3,600	Suntory Beverage & Food Ltd.	165,645	0.1
5,600	Suzuken Co., Ltd.	201,868	0.1
7,300	Suzuki Motor Corp.	399,845	0.1
3,700	Taiheiyo Cement Corp.	147,885	0.0
16,000	Taisei Corp.	886,512	0.2
21,000	Takashimaya Co., Ltd.	193,219	0.1
16,300	Takeda Pharmaceutical Co., Ltd.	919,074	0.2
1,300	TDK Corp.	99,891	0.0
4,100	Teijin Ltd.	86,778	0.0
4,100	Temp Holdings Co., Ltd.	101,662	0.0
1,600	THK Co., Ltd.	58,362	0.0
9,000	Tobu Railway Co., Ltd.	264,032	0.1
3,600	Toho Co., Ltd.	119,273	0.0
8,900	Tohoku Electric Power Co., Inc.	116,758	0.0
2,700	Tokio Marine Holdings, Inc.	116,389	0.0
2,600	Tokyo Broadcasting System Holdings, Inc.	52,942	0.0
1,300	Tokyo Electron Ltd.	228,904	0.1
19,800	Tokyo Gas Co., Ltd.	493,924	0.1
10,000	Tokyu Corp.	151,271	0.0
17,000	Toppan Printing Co., Ltd.	172,953	0.1
19,300	Toray Industries, Inc.	195,348	0.1
6,500	Tosoh Corp.	140,275	0.0
2,400	Toto Ltd.	117,538	0.0
1,500	Toyo Suisan Kaisha Ltd.	57,705	0.0
27,900	Toyota Motor Corp.	1,730,528	0.4
2,300	Trend Micro, Inc.	123,334	0.0
1,500	TS Tech Co., Ltd.	53,721	0.0
1,900	Tsumura & Co.	70,616	0.0
900	Tsuruha Holdings, Inc.	111,584	0.0
6,500	Ube Industries Ltd.	199,680	0.1
3,400	Unicharm Corp.	77,370	0.0
7,700	USS Co., Ltd.	155,654	0.1
7,500	Wacoal Holdings Corp.	214,371	0.1
1,200	Welcia Holdings Co. Ltd.	45,543	0.0
7,800	West Japan Railway Co.	550,025	0.2
11,000	Yahoo! Japan Corp.	49,179	0.0
800	Yakult Honsha Co., Ltd.	66,142	0.0
18,100	Yamada Denki Co., Ltd.	96,278	0.0
2,300	Yamaha Corp.	90,371	0.0
1,700	Yamaha Motor Co., Ltd.	51,021	0.0
5,900	Azbil Corp.	257,634	0.1
1,900	Yamato Holdings Co., Ltd.	38,847	0.0
2,200	Yaskawa Electric Corp.	78,828	0.0
5,300	Yokogawa Electric Corp.	100,680	0.0

See Accompanying Notes to Financial Statements

48

Voya Multi-Manager International Factors Fund	PORTFOLIO OF INVESTMENTS as of OCTOBER 31, 2017 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Japan: (continued)
5,100		Zensho Holdings Co., Ltd.	94,528	0.0
10,000		Zeon Corp.	133,137	0.0
			86,435,169	21.9

		Luxembourg: 0.0%
789		RTL Group SA	58,623	0.0
2,975	(2)	SES S.A. - Luxembourg	48,386	0.0
			107,009	0.0

		Macau: 0.2%
817,000		SJM Holdings Ltd.	702,376	0.2

		Mexico: 0.1%
8,781		Coca-Cola Femsa SA de CV ADR	600,972	0.1

		Netherlands: 2.6%
10,520		Aegon NV	62,109	0.0
6,680		Akzo Nobel NV	603,076	0.2
921		ASML Holding NV	166,175	0.0
14,735		ASR Nederland NV	604,056	0.2
4,520		Airbus SE	463,820	0.1
5,828		EXOR NV	373,611	0.1
1,848		Heineken Holding NV	171,535	0.0
995		Heineken NV	96,946	0.0
83,425		ING Groep NV	1,541,651	0.4
2,739		Koninklijke DSM NV	233,685	0.1
41,664		Koninklijke KPN NV	143,361	0.0
15,166		Koninklijke Philips NV	618,059	0.2
1,373		NN Group NV	57,498	0.0
19,632	(3)	Philips Lighting NV	744,072	0.2
1,600	(2)	QIAGEN NV	54,283	0.0
3,013		Randstad Holdings NV	185,366	0.0
14,255		Relx NV	321,832	0.1
33,866		Royal Dutch Shell PLC - Class A	1,066,090	0.3
31,539		Royal Dutch Shell PLC - Class B	1,015,466	0.3
24,953		Unilever NV	1,449,518	0.4
3,024		Wolters Kluwer NV	148,214	0.0
			10,120,423	2.6

		New Zealand: 0.5%
96,809		Air New Zealand Ltd.	218,705	0.1
12,165		Auckland International Airport Ltd.	51,849	0.0
35,692		Contact Energy Ltd.	140,474	0.0
18,996		Fisher & Paykel Healthcare Corp.	172,297	0.1
40,988		Kiwi Property Group Ltd.	37,164	0.0
31,968		Mercury NZ Ltd.	71,967	0.0
25,643		Meridian Energy Ltd.	50,027	0.0
14,013		Ryman Healthcare Ltd.	89,178	0.0
399,731		Spark New Zealand Ltd.	1,007,127	0.3
			1,838,788	0.5

		Norway: 0.8%
18,230		Subsea 7 SA	307,309	0.1
6,532		DNB ASA	126,064	0.0
29,029		Marine Harvest	566,862	0.2
76,090		Norsk Hydro ASA	588,811	0.1
20,526		Orkla ASA	201,056	0.1
2,613		Statoil ASA	53,090	0.0
19,800		Telenor ASA	420,428	0.1
7,993		TGS Nopec Geophysical Co. ASA	183,761	0.0
12,705		Yara International ASA	603,395	0.2
			3,050,776	0.8

		Peru: 0.3%
6,565		Credicorp Ltd.	1,374,974	0.3

		Poland: 0.1%
166,300		Polskie Gornictwo Naftowe I Gazownictwo SA	305,605	0.1

		Portugal: 0.6%
418,157		EDP - Energias de Portugal SA	1,491,239	0.4
4,423		Galp Energia SGPS SA	82,233	0.0
37,049		Jeronimo Martins SGPS SA	673,149	0.2
21,104		Portucel Empresa Produtora de Pasta e Papel SA	107,630	0.0
			2,354,251	0.6

		Russia: 0.5%
107,182	(2)	Gazprom PJSC ADR	460,391	0.1
31,707	(2)	LUKOIL PJSC ADR	1,684,226	0.4
			2,144,617	0.5

		Singapore: 1.4%
321,700		Ascendas Real Estate Investment Trust	646,828	0.2
52,400		CapitaLand Commercial Trust	66,745	0.0
95,100		CapitaLand Ltd.	256,104	0.1
66,300		CapitaLand Mall Trust	98,288	0.0
22,900		City Developments Ltd.	217,478	0.1
37,000		ComfortDelgro Corp., Ltd.	54,851	0.0
8,700		DBS Group Holdings Ltd.	145,277	0.0
29,400		Frasers Centrepoint Ltd.	44,854	0.0
130,600		Genting Singapore PLC	116,896	0.0
111,700		Global Logistic Properties Ltd.	272,087	0.1
363,200		Golden Agri-Resources Ltd.	105,267	0.0
160,000		Hutchison Port Holdings Trust	68,800	0.0
57,100		Keppel Corp., Ltd.	314,294	0.1
158,300		Mapletree Industrial Trust	225,297	0.1
253,700		Mapletree Logistics Trust	236,424	0.1
26,100		Oversea-Chinese Banking Corp., Ltd.	227,948	0.1
39,900		SembCorp Industries Ltd.	96,636	0.0
33,700		SembCorp Marine Ltd.	47,780	0.0
23,300		Singapore Airlines Ltd.	175,597	0.1
21,300		SATS Ltd	73,472	0.0
22,700		Singapore Exchange Ltd.	127,748	0.0
40,700		Singapore Telecommunications Ltd.	112,005	0.0
61,900		Singapore Technologies Engineering Ltd.	158,029	0.1
51,200		Suntec Real Estate Investment Trust	73,297	0.0
8,200		United Overseas Bank Ltd.	148,139	0.0
19,200		United Overseas Land Ltd.	127,328	0.0
61,300		Venture Corp. Ltd.	876,264	0.2
36,500		Wilmar International Ltd.	90,829	0.0

See Accompanying Notes to Financial Statements

49

Voya Multi-Manager International Factors Fund	PORTFOLIO OF INVESTMENTS as of OCTOBER 31, 2017 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Singapore: (continued)
363,600		Yangzijiang Shipbuilding Holdings Ltd.	420,053	0.1
			5,624,615	1.4

		South Korea: 4.0%
3,830		Cheil Worldwide, Inc.	71,147	0.0
9,317		Dongbu Insurance Co., Ltd.	586,571	0.2
443		Doosan Corp.	53,047	0.0
1,298		E-Mart, Inc.	259,833	0.1
5,582		GS Holdings Corp.	330,512	0.1
2,263		Hankook Tire Co. Ltd.	109,225	0.0
2,033		Hanwha Chemical Corp.	55,380	0.0
4,367		Hanwha Corp.	174,249	0.1
7,751		Hanwha Life Insurance Co. Ltd.	54,766	0.0
142		Lotte Chemical Corp.	46,902	0.0
7,124		SK Hynix, Inc.	525,272	0.1
659		Hyosung Corp.	79,200	0.0
13,263		Hyundai Development Co-Engineering & Construction	475,219	0.1
10,237		Hyundai Engineering & Construction Co. Ltd.	346,309	0.1
2,673		Hyundai Marine & Fire Insurance Co., Ltd.	108,302	0.0
433		Hyundai Mobis Co. Ltd.	102,999	0.0
584		Hyundai Motor Co.	84,018	0.0
1,893		Hyundai Steel Co.	97,291	0.0
300	(2)	Hyundai Robotics Co. Ltd.	121,063	0.0
90,020		Industrial Bank Of Korea	1,233,388	0.3
5,820		KB Financial Group, Inc.	304,295	0.1
1,599		Kia Motors Corp.	50,613	0.0
1,310		Korea Electric Power Corp.	45,928	0.0
171		Korea Zinc Co., Ltd.	78,220	0.0
2,301		KT&G Corp.	217,705	0.1
462		LG Chem Ltd.	166,577	0.1
3,421		LG Corp.	263,040	0.1
27,170		LG Display Co., Ltd.	710,783	0.2
3,864		LG Electronics, Inc.	314,554	0.1
15,107		LG Uplus Corp.	173,468	0.1
474		Lotte Corp.	31,560	0.0
370		Lotte Shopping Co. Ltd.	74,362	0.0
1,076		LS Corp.	75,974	0.0
215		Nong Shim Co., Ltd.	66,765	0.0
840	(2)	Orion Corp./Republic of Korea	79,649	0.0
4,872		POSCO	1,420,118	0.4
1,446		Samsung Electronics Co., Ltd.	3,564,544	0.9
712		Samsung Life Insurance Co. Ltd.	85,842	0.0
339		Samsung Fire & Marine Insurance Co. Ltd.	82,720	0.0
5,391		SK Innovation Co. Ltd.	988,930	0.3
1,465		SK Holdings Co. Ltd.	379,098	0.1
1,328		SK Telecom Co., Ltd.	313,514	0.1
1,304		S-Oil Corp.	149,920	0.0
82,796		Woori Bank	1,211,654	0.3
			15,764,526	4.0

		Spain: 3.8%
14,007		Abertis Infraestructuras S.A.	302,955	0.1
502		Acciona SA	41,568	0.0
65,465		ACS Actividades de Construccion y Servicios S.A.	2,580,569	0.7
1,019	(3)	Aena SME SA	186,960	0.0
29,778		Amadeus IT Group SA	2,020,404	0.5
93,961		Banco Bilbao Vizcaya Argentaria S.A.	821,640	0.2
190,438		Banco Santander SA	1,291,039	0.3
5,660		Bankinter S.A.	53,412	0.0
6,912		Cia de Distribucion Integral Logista Holdings SA	161,930	0.0
4,594		Corporacion Financiera Alba SA	269,023	0.1
10,228		CaixaBank SA	47,851	0.0
19,440		Distribuidora Internacional de Alimentacion SA	95,081	0.0
5,006		Enagas	144,191	0.0
43,528		Endesa S.A.	996,279	0.3
7,907		Ferrovial SA	171,713	0.0
44,555		Gas Natural SDG S.A.	953,367	0.2
2,338		Grifols SA	73,167	0.0
1,802		Grupo Catalana Occidente SA	75,839	0.0
198,793		Iberdrola S.A.	1,606,449	0.4
2,523		Industria de Diseno Textil SA	94,305	0.0
208,621		Mapfre SA	682,295	0.2
4,316		Mediaset Espana Comunicacion SA	46,910	0.0
17,896		Merlin Properties Socimi SA	236,301	0.1
8,531		Red Electrica Corp. SA	188,898	0.1
73,807		Repsol SA	1,383,099	0.4
64,847		Telefonica S.A.	679,951	0.2
			15,205,196	3.8

		Sweden: 4.2%
9,954		Alfa Laval AB	252,084	0.1
5,897		Assa Abloy AB	124,326	0.0
6,730		Atlas Copco AB - A	295,120	0.1
4,081		Atlas Copco AB - B	162,008	0.0
9,014		Boliden AB	315,416	0.1
67,963		Electrolux AB	2,402,259	0.6
10,485	(2)	Essity AB	313,391	0.1
1,839	(2)	Fastighets AB Balder	47,871	0.0
3,731		ICA Gruppen AB	137,596	0.0
4,772		Hennes & Mauritz AB	119,754	0.0
1,812		Hexagon AB	92,911	0.0
3,619		Holmen AB	177,871	0.1
40,977		Husqvarna AB - B Shares	400,313	0.1
34,503		Industrivarden AB	935,870	0.2
38,292		Industrivarden AB	983,973	0.3
5,437		Investment AB Latour	75,525	0.0
35,312		Investor AB	1,749,591	0.5
16,633		JM AB	438,877	0.1
6,461		Lundbergforetagen AB	504,326	0.1
3,718		Loomis AB	149,179	0.0
42,115		Nordea Bank AB	508,947	0.1
23,376		Peab AB	226,842	0.1
1,900	(2)	Saab AB	97,068	0.0
130,189		Sandvik AB	2,376,403	0.6
2,714		Securitas AB	47,620	0.0
8,607		Skandinaviska Enskilda Banken AB	106,069	0.0
28,098		SKF AB - B Shares	652,965	0.2

See Accompanying Notes to Financial Statements

50

Voya Multi-Manager International Factors Fund	PORTFOLIO OF INVESTMENTS as of OCTOBER 31, 2017 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Sweden: (continued)
94,348		Svenska Cellulosa AB SCA	885,925	0.2
28,124		Swedbank AB	697,975	0.2
6,032		Swedish Match AB	227,231	0.1
7,073		Tele2 AB	89,967	0.0
8,363		Telefonaktiebolaget LM Ericsson	52,629	0.0
45,576		Telia Co. AB	210,947	0.1
9,260		Trelleborg AB	229,312	0.1
25,172		Volvo AB - B Shares	498,563	0.1
			16,586,724	4.2

		Switzerland: 5.1%
16,826		ABB Ltd.	439,411	0.1
26,195		Adecco Group AG	2,078,241	0.5
997		Baloise Holding AG	157,184	0.0
56		Barry Callebaut AG	87,501	0.0
564		Bucher Industries AG	220,677	0.1
5,601		Cie Financiere Richemont SA	516,335	0.1
8,698		Clariant AG	218,841	0.1
13,589		Coca-Cola HBC AG	459,268	0.1
1,646		DKSH Holding AG	138,085	0.0
1,080	(2)	Dufry Group	160,756	0.0
191		EMS-Chemie Holding AG	125,214	0.0
6,759		Ferguson PLC	472,655	0.1
1,169		Flughafen Zuerich AG	254,229	0.1
646		Geberit AG - Reg	292,479	0.1
274		Georg Fischer AG	337,587	0.1
101		Givaudan	225,562	0.1
61,976		Glencore PLC	298,921	0.1
6,237		LafargeHolcim Ltd.-CHF	352,172	0.1
165		Inficon Holding AG	102,483	0.0
1,115		Julius Baer Group Ltd.	65,950	0.0
2,139		Kuehne & Nagel International AG	373,717	0.1
1		Chocoladefabriken Lindt & Sprungli AG - REG - LISN	69,422	0.0
8		Chocoladefabriken Lindt & Sprungli AG - PC - LISP	46,309	0.0
4,738		Logitech International SA	169,428	0.0
977		Lonza Group AG	259,551	0.1
28,976		Nestle S.A.	2,437,998	0.6
17,935		Novartis AG	1,479,266	0.4
13,405		Oriflame Holding AG	482,942	0.1
476		Partners Group	320,152	0.1
5,689		Roche Holding AG	1,314,905	0.3
3,791		Schindler Holding AG - Part Cert	859,067	0.2
428	(2)	Schindler Holding AG - Reg	94,525	0.0
83		SGS S.A.	204,972	0.1
84		Sika AG	621,724	0.2
1,308		Sonova Holding AG - Reg	236,136	0.1
5,661		STMicroelectronics NV	133,267	0.0
49,442		STMicroelectronics NV	1,164,569	0.3
329	(2)	Straumann Holding AG	229,708	0.1
381		Sulzer AG	48,809	0.0
747		Swatch Group AG - BR	292,782	0.1
942		Swatch Group AG - Reg	71,005	0.0
2,822		Swiss Life Holding AG	980,841	0.3
699		Swiss Prime Site AG	59,660	0.0
3,414		Swiss Re Ltd.	321,293	0.1
574		Swisscom AG	289,999	0.1
1,437		Temenos Group AG	165,933	0.0
1,021		Zurich Insurance Group AG	311,574	0.1
			20,043,105	5.1

		Taiwan: 0.8%
1,377,000		AU Optronics Corp.	564,250	0.2
1,270,000		Innolux Corp.	556,649	0.1
232,000		Formosa Chemicals & Fibre Co.	704,820	0.2
207,000		HON HAI Precision Industry Co., Ltd.	769,407	0.2
198,000		Inventec Co., Ltd.	153,868	0.0
29,000		Taiwan Semiconductor Manufacturing Co., Ltd.	234,445	0.1
			2,983,439	0.8

		United Kingdom: 11.1%
282,573		3i Group PLC	3,606,224	0.9
3,432		Admiral Group PLC	87,673	0.0
20,121		Anglo American PLC	379,541	0.1
8,444		Ashtead Group PLC	217,513	0.1
4,074		Associated British Foods PLC	180,311	0.1
3,335		AstraZeneca PLC	225,648	0.1
18,399		Aviva PLC	123,428	0.0
49,432		BAE Systems PLC	389,391	0.1
52,948		Barratt Developments PLC	460,372	0.1
9,305		Bellway PLC	451,159	0.1
13,363		Berkeley Group Holdings PLC	663,953	0.2
21,311		BHP Billiton PLC	385,848	0.1
103,207		Booker Group PLC	275,793	0.1
108,705		BP PLC	737,306	0.2
14,173		British American Tobacco PLC	915,712	0.2
18,521	(2)	Sky PLC	231,961	0.1
35,841		BT Group PLC	123,491	0.0
3,462		Bunzl PLC	107,843	0.0
32,720		Burberry Group PLC	826,420	0.2
8,588		Carnival PLC	566,190	0.2
216,499		Centamin PLC	400,685	0.1
101,943		Centrica PLC	229,898	0.1
10,113		CNH Industrial NV	129,028	0.0
16,689		Compass Group PLC	366,395	0.1
14,079		CRH PLC - London	529,346	0.1
4,592		Croda International PLC	255,198	0.1
15,857		Diageo PLC	541,496	0.1
31,437		Direct Line Insurance Group PLC	155,158	0.0
59,937		DS Smith PLC	414,520	0.1
6,139		easyJet PLC	109,181	0.0
73,245		Evraz PLC	280,727	0.1
8,710		Experian PLC	183,504	0.1
65,800		Ferrexpo PLC	222,150	0.1
53,807	(2)	Fiat Chrysler Automobiles NV	930,392	0.2
197,785		G4S PLC	738,017	0.2
10,215		Galliford Try PLC	165,517	0.0
59,903		GKN PLC	252,482	0.1
21,627		GlaxoSmithKline PLC	388,146	0.1
7,899		Halma PLC	123,942	0.0
8,828		Hammerson PLC	61,453	0.0
13,654		Howden Joinery Group PLC	74,359	0.0
226,711		HSBC Holdings PLC	2,213,851	0.6

See Accompanying Notes to Financial Statements

51

Voya Multi-Manager International Factors Fund	PORTFOLIO OF INVESTMENTS as of OCTOBER 31, 2017 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United Kingdom: (continued)
9,413	IMI PLC	152,731	0.0
58,976	Inchcape PLC	612,160	0.2
68,909	(2) Indivior PLC	340,043	0.1
10,994	Inmarsat PLC	90,684	0.0
9,222	InterContinental Hotels Group PLC	510,909	0.1
56,325	International Consolidated Airlines Group SA	475,711	0.1
5,832	Intertek Group PLC	420,142	0.1
54,658	Investec PLC - INVP - GBP	374,003	0.1
55,163	ITV PLC	120,581	0.0
7,464	J D Wetherspoon PLC	123,420	0.0
54,727	J Sainsbury PLC	176,232	0.1
2,647	Johnson Matthey PLC	118,838	0.0
34,960	Jupiter Fund Management PLC	275,850	0.1
31,661	Kingfisher PLC	131,634	0.0
563,592	Legal & General Group PLC	1,998,248	0.5
2,172,878	Lloyds Banking Group Plc	1,969,558	0.5
247,075	Marks & Spencer Group PLC	1,129,225	0.3
11,977	Meggitt PLC	82,450	0.0
7,980	(3) Merlin Entertainments PLC	40,142	0.0
1,739	Micro Focus International PLC	61,081	0.0
11,523	Mondi PLC	278,674	0.1
44,740	Moneysupermarket.com Group PLC	193,060	0.1
37,387	National Grid PLC	450,043	0.1
2,427	Next PLC	158,644	0.1
21,656	Old Mutual PLC	54,935	0.0
22,774	Paragon Group of Cos PLC	143,725	0.0
6,319	Pennon Group PLC	66,644	0.0
47,438	Persimmon PLC	1,765,387	0.4
4,976	Prudential PLC	122,137	0.0
2,471	Reckitt Benckiser Group PLC	221,071	0.1
34,704	Relx PLC	798,567	0.2
82,753	Rentokil Initial PLC	369,023	0.1
844	Rightmove PLC	46,564	0.0
53,134	Rio Tinto PLC	2,511,137	0.6
10,780	Royal Mail PLC	53,604	0.0
5,389	Sage Group PLC	53,343	0.0
1,590	Schroders PLC	73,771	0.0
31,350	SSE PLC	575,769	0.2
65,097	Segro PLC	469,940	0.1
4,121	Severn Trent PLC	115,550	0.0
13,887	Smith & Nephew PLC	261,930	0.1
11,292	Smiths Group PLC	235,617	0.1
2,915	Spirax-Sarco Engineering PLC	218,730	0.1
17,955	SSP Group PLC	139,439	0.0
4,993	St. James's Place PLC	78,040	0.0
8,110	Standard Life Aberdeen PLC	46,277	0.0
11,465	Tate & Lyle PLC	98,487	0.0
360,722	Taylor Wimpey PLC	955,938	0.3
2,266	(2) TechnipFMC PLC	61,612	0.0
106,408	Tesco PLC	256,398	0.1
4,773	Travis Perkins PLC	96,356	0.0
26,681	Unilever PLC	1,512,113	0.4
9,429	United Utilities Group PLC	104,318	0.0
124,946	Vodafone Group PLC	357,386	0.1
3,282	Whitbread PLC	160,970	0.1
513,440	WM Morrison Supermarkets PLC	1,528,871	0.4
14,035	(3) Worldpay Group PLC	75,657	0.0
7,324	WPP PLC	129,482	0.0
		43,764,073	11.1

	United States: 0.0%
13,522	(1) Ship Finance International Ltd.	201,478	0.0

	Total Common Stock
	(Cost $344,122,376)	391,442,112	99.1

EXCHANGE-TRADED FUNDS: 0.1%
4,725	iShares MSCI EAFE Index Fund	329,002	0.1

	Total Exchange-Traded Funds
	(Cost $329,126)	329,002	0.1

PREFERRED STOCK: 0.1%
	Germany: 0.1%
2,528	Fuchs Petrolub AG	142,358	0.1
404	Henkel AG & Co. KGaA	56,728	0.0
1,178	Porsche AG	86,201	0.0
		285,287	0.1

	South Korea: 0.0%
114	Samsung Electronics Co., Ltd. - Pref	228,324	0.0

	Spain: 0.0%
2,233	Grifols SA	52,448	0.0

	Total Preferred Stock
	(Cost $444,448)	566,059	0.1

RIGHTS: 0.0%
	China: –%
27	(2) China Literature Ltd.	–	–

	Spain: 0.0%
22,005	(2) Banco Santander SA	1,051	0.0
7,907	(2) Ferrovial SA	3,804	0.0
		4,855	0.0

	Total Rights
	(Cost $4,762)	4,855	0.0

	Total Long-Term Investments
	(Cost $344,900,712)	392,342,028	99.3

See Accompanying Notes to Financial Statements

52

Voya Multi-Manager International Factors Fund	PORTFOLIO OF INVESTMENTS as of OCTOBER 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.0%
	Securities Lending Collateral(4): 0.5%
430,818	Citigroup, Inc., Repurchase Agreement dated 10/31/17, 1.07%, due 11/01/17 (Repurchase Amount $430,831, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-11.500%, Market Value plus accrued interest $439,434, due 11/01/17-09/09/49)	430,818	0.1
430,818	Daiwa Capital Markets, Repurchase Agreement dated 10/31/17, 1.08%, due 11/01/17 (Repurchase Amount $430,831, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $439,336, due 11/02/17-12/01/51)	430,818	0.1
90,646	Deutsche Bank AG, Repurchase Agreement dated 10/31/17, 1.05%, due 11/01/17 (Repurchase Amount $90,649, collateralized by various U.S. Government Securities, 0.000%-0.125%, Market Value plus accrued interest $92,459, due 04/15/18-02/15/40)	90,646	0.1
430,818	HSBC Securities USA, Repurchase Agreement dated 10/31/17, 1.04%, due 11/01/17 (Repurchase Amount $430,830, collateralized by various U.S. Government Agency Obligations, 2.500%-8.000%, Market Value plus accrued interest $439,436, due 04/01/22-10/01/47)	430,818	0.1
430,818	Nomura Securities, Repurchase Agreement dated 10/31/17, 1.06%, due 11/01/17 (Repurchase Amount $430,831, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-6.250%, Market Value plus accrued interest $439,434, due 11/30/17-09/09/49)	430,818	0.1
		1,813,918	0.5

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.5%
1,997,253	(5) BlackRock Liquidity Funds, FedFund, Institutional Class, 0.940%
	(Cost $1,997,253)	1,997,253	0.5

	Total Short-Term Investments
	(Cost $3,811,171)	3,811,171	1.0

	Total Investments in Securities (Cost $348,711,883)	$396,153,199	100.3
	Liabilities in Excess of Other Assets	(1,147,415)	(0.3)
	Net Assets	$395,005,784	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
(1)	Security, or a portion of the security, is on loan.
(2)	Non-income producing security.
(3)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(4)	Represents securities purchased with cash collateral received for securities on loan.
(5)	Rate shown is the 7-day yield as of October 31, 2017.

See Accompanying Notes to Financial Statements

53

Voya Global Real Estate Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2017

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.6%
		Australia: 5.2%
2,048,866		Dexus	15,341,917	0.8
5,012,602		GPT Group	19,573,344	1.0
11,357,431		Mirvac Group	20,992,528	1.1
7,875,171		Scentre Group	24,282,660	1.2
3,460,604		Westfield Corp.	20,626,115	1.1
			100,816,564	5.2

		Austria: 0.5%
354,855		BUWOG AG	10,234,612	0.5

		Canada: 1.8%
297,700		Canadian Real Estate Investment Trust	10,753,291	0.5
462,500		H&R Real Estate Investment Trust	7,679,056	0.4
1,185,100		Pure Industrial Real Estate Trust	6,117,949	0.3
504,900		SmartCentres Real Estate Investment Trust	11,341,758	0.6
			35,892,054	1.8

		France: 4.8%
165,273	(1)	Gecina S.A.	26,817,781	1.4
840,721		Klepierre	33,467,522	1.7
135,153		Unibail-Rodamco SE	33,829,760	1.7
			94,115,063	4.8

		Germany: 5.4%
265,777	(1),(2)	ADO Properties SA	13,139,331	0.6
2,231,726		Aroundtown SA	15,675,738	0.8
216,109		Deutsche Wohnen AG	9,249,538	0.5
189,736		LEG Immobilien AG	19,327,364	1.0
1,105,091	(1)	Vonovia SE	48,815,712	2.5
			106,207,683	5.4

		Hong Kong: 8.7%
8,480,300		CK Asset Holdings Ltd.	69,791,481	3.6
4,873,000		Link REIT	40,968,808	2.1
2,225,500		Sun Hung Kai Properties Ltd.	36,407,841	1.8
3,666,000		Swire Properties Ltd.	12,388,228	0.6
1,234,000		Wharf Holdings Ltd.	11,239,454	0.6
			170,795,812	8.7

		Japan: 9.3%
10,426		AEON REIT Investment Corp.	10,492,756	0.5
2,622		Kenedix Office Investment Corp.	14,046,945	0.7
548,423		Mitsubishi Estate Co., Ltd.	9,945,402	0.5
2,590,888		Mitsui Fudosan Co., Ltd.	60,473,888	3.1
13,534		Nippon Prologis REIT, Inc.	28,456,766	1.5
579,800		Nomura Real Estate Holdings, Inc.	12,761,727	0.7
16,205		Orix JREIT, Inc.	22,265,423	1.1
1,172,500		Hulic Co. Ltd.	12,095,493	0.6
855,600		Tokyo Tatemono Co., Ltd.	12,002,641	0.6
			182,541,041	9.3

		Singapore: 2.1%
5,908,700		CapitaLand Ltd.	15,912,093	0.8
1,679,700		City Developments Ltd.	15,951,900	0.8
10,635,000		Mapletree Logistics Trust	9,910,789	0.5
			41,774,782	2.1

		Spain: 1.3%
314,521		Axiare Patrimonio SOCIMI SA	5,898,551	0.3
465,393		Hispania Activos Inmobiliarios SOCIMI SA	8,025,980	0.4
1,182,304		Inmobiliaria Colonial Socimi SA	11,256,091	0.6
			25,180,622	1.3

		Sweden: 1.3%
508,770		Castellum AB	8,163,851	0.4
483,211		Fabege AB	10,203,129	0.5
274,294		Wihlborgs Fastigheter AB	6,512,360	0.4
			24,879,340	1.3

		United Kingdom: 5.7%
380,723		Derwent London PLC	13,531,816	0.7
2,400,643		Hammerson PLC	16,711,352	0.8
2,928,412		Land Securities Group PLC	37,611,688	1.9
947,357		Safestore Holdings PLC	5,596,893	0.3
3,006,156		Segro PLC	21,701,673	1.1
609,386		Shaftesbury PLC	8,012,593	0.4
970,623		Unite Group PLC	9,062,568	0.5
			112,228,583	5.7

		United States: 53.5%
368,628		Alexandria Real Estate Equities, Inc.	45,695,127	2.3
230,655		AvalonBay Communities, Inc.	41,824,671	2.1
52,289		Boston Properties, Inc.	6,336,381	0.3
349,200		Brandywine Realty Trust	6,107,508	0.3
788,780		Brixmor Property Group, Inc.	13,779,987	0.7
242,000		Camden Property Trust	22,080,080	1.1
850,560		CubeSmart	23,152,243	1.2
257,318		CyrusOne, Inc.	15,796,752	0.8
395,950		DCT Industrial Trust, Inc.	22,973,019	1.2
812,194		DiamondRock Hospitality Co.	8,820,427	0.4
67,468		Equinix, Inc.	31,271,418	1.6
286,529		Equity Residential	19,271,941	1.0
134,599		Essex Property Trust, Inc.	35,322,816	1.8
531,630		Extra Space Storage, Inc.	43,375,692	2.2
570,964		Forest City Realty Trust, Inc.	14,062,843	0.7
2,291,060		GGP, Inc.	44,584,028	2.3
801,098		Healthcare Trust of America, Inc.	24,072,995	1.2

See Accompanying Notes to Financial Statements

54

Voya Global Real Estate Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2017 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		United States: (continued)
135,200		Hilton Worldwide Holdings, Inc.	9,772,256	0.5
1,601,411		Host Hotels & Resorts, Inc.	31,323,599	1.6
624,654		Hudson Pacific Properties, Inc.	21,125,798	1.1
376,799	(3)	Invitation Homes, Inc.	8,504,353	0.4
369,347		Iron Mountain, Inc.	14,773,880	0.8
250,789		Kilroy Realty Corp.	17,863,700	0.9
1,785,853		Kimco Realty Corp.	32,431,090	1.7
335,900	(3)	MGM Growth Properties LLC	9,912,409	0.5
326,385		Paramount Group, Inc.	5,196,049	0.3
405,800		Park Hotels & Resorts, Inc.	11,682,982	0.6
1,123,669		ProLogis, Inc.	72,566,544	3.7
641,107		Regency Centers Corp.	39,460,136	2.0
653,403		Simon Property Group, Inc.	101,493,088	5.2
287,013		SL Green Realty Corp.	27,461,404	1.4
902,759		Spirit Realty Capital, Inc.	7,501,927	0.4
521,284		Starwood Waypoint Homes	18,927,822	1.0
704,600		STORE Capital Corp.	17,396,574	0.9
265,462		Sun Communities, Inc.	23,960,600	1.2
737,315		Sunstone Hotel Investors, Inc.	12,032,981	0.6
705,572		Ventas, Inc.	44,274,643	2.3
4,285,896		VEREIT, Inc.	33,815,719	1.7
498,986		Vornado Realty Trust	37,354,092	1.9
471,687		Welltower, Inc.	31,584,162	1.6
			1,048,943,736	53.5

	Total Common Stock
	(Cost $1,501,226,188)		1,953,609,892	99.6

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.4%
	Securities Lending Collateral(4): 0.8%
758,322	Bank of Montreal, Repurchase Agreement dated 10/31/17, 1.05%, due 11/01/17 (Repurchase Amount $758,344, collateralized by various U.S. Government Securities, 0.375%-3.000%, Market Value plus accrued interest $773,490, due 05/31/21-02/15/47)	758,322	0.0
3,604,140	Bank of Nova Scotia, Repurchase Agreement dated 10/31/17, 1.06%, due 11/01/17 (Repurchase Amount $3,604,245, collateralized by various U.S. Government\U.S. Government Agency Obligations, 1.030%-6.250%, Market Value plus accrued interest $3,676,331, due 05/21/18-05/15/29)	3,604,140	0.2
3,604,140	Citigroup, Inc., Repurchase Agreement dated 10/31/17, 1.07%, due 11/01/17 (Repurchase Amount $3,604,246, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%-11.500%, Market Value plus accrued interest $3,676,223, due 11/01/17-09/09/49)	3,604,140	0.2
3,604,140	Daiwa Capital Markets, Repurchase Agreement dated 10/31/17, 1.08%, due 11/01/17 (Repurchase Amount $3,604,247, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $3,675,399, due 11/02/17-12/01/51)	3,604,140	0.2
3,604,140	Nomura Securities, Repurchase Agreement dated 10/31/17, 1.06%, due 11/01/17 (Repurchase Amount $3,604,245, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%-6.250%, Market Value plus accrued interest $3,676,223, due 11/30/17-09/09/49)	3,604,140	0.2
		15,174,882	0.8

See Accompanying Notes to Financial Statements

55

Voya Global Real Estate Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2017 (continued)

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.6%
12,369,541	(5) BlackRock Liquidity Funds, FedFund, Institutional Class, 0.940%
	(Cost $12,369,541)	12,369,541	0.6

	Total Short-Term Investments
	(Cost $27,544,423)	27,544,423	1.4

	Total Investments in Securities (Cost $1,528,770,611)	$1,981,154,315	101.0
	Liabilities in Excess of Other Assets	(20,030,336)	(1.0)
	Net Assets	$1,961,123,979	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Non-income producing security.
(2)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(3)	Security, or a portion of the security, is on loan.
(4)	Represents securities purchased with cash collateral received for securities on loan.
(5)	Rate shown is the 7-day yield as of October 31, 2017.

See Accompanying Notes to Financial Statements

56

Voya International Real Estate Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2017

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.0%
		Australia: 11.6%
708,575		Aventus Retail Property Fund Ltd.	1,258,156	0.5
2,115,569		Cromwell Property Group	1,619,396	0.7
280,049		Dexus	2,097,008	0.9
2,501,225		Gateway Lifestyle	3,781,096	1.6
3,662,899		Mirvac Group	6,770,326	2.9
1,639,802		Scentre Group	5,056,240	2.1
1,150,993		Westfield Corp.	6,860,222	2.9
			27,442,444	11.6

		Austria: 0.9%
71,760		BUWOG AG	2,069,679	0.9

		Belgium: 0.7%
15,499		Warehouses De Pauw SCA	1,675,953	0.7

		Canada: 4.0%
330,000		Chartwell Retirement Residences	3,926,440	1.6
312,400		Pure Industrial Real Estate Trust	1,612,731	0.7
177,713		SmartCentres Real Estate Investment Trust	3,992,033	1.7
			9,531,204	4.0

		France: 8.8%
14,446	(1)	Fonciere Des Regions	1,471,022	0.6
32,342	(1)	Gecina S.A.	5,247,927	2.2
131,195		Klepierre	5,222,626	2.2
35,433		Unibail-Rodamco SE	8,869,133	3.8
			20,810,708	8.8

		Germany: 8.9%
70,575	(1),(2)	ADO Properties SA	3,489,046	1.5
470,965		Aroundtown SA	3,308,078	1.4
121,639		Deutsche Wohnen AG	5,206,190	2.2
20,112		LEG Immobilien AG	2,048,699	0.8
160,083	(1)	Vonovia SE	7,071,423	3.0
			21,123,436	8.9

		Hong Kong: 19.2%
1,685,721		CK Asset Holdings Ltd.	13,873,208	5.8
2,878,000		Hang Lung Properties Ltd.	6,608,681	2.8
1,327,500		Link REIT	11,160,700	4.7
710,254		Sun Hung Kai Properties Ltd.	11,619,328	4.9
682,800		Swire Properties Ltd.	2,307,333	1.0
			45,569,250	19.2

		Ireland: 0.9%
541,504		Green REIT plc	943,002	0.4
687,375		Hibernia REIT plc	1,177,806	0.5
			2,120,808	0.9

		Japan: 19.5%
1,760		AEON REIT Investment Corp.	1,771,269	0.7
1,217		Hulic Reit, Inc.	1,698,107	0.7
559		Kenedix Office Investment Corp.	2,994,753	1.3
2,907		Kenedix Retail REIT Corp.	5,736,880	2.4
284,200		Mitsubishi Estate Co., Ltd.	5,153,838	2.2
605,656		Mitsui Fudosan Co., Ltd.	14,136,610	6.0
130		Mitsui Fudosan Logistics Park, Inc.	379,579	0.2
1,966		Nippon Prologis REIT, Inc.	4,133,737	1.7
158,000		Nomura Real Estate Holdings, Inc.	3,477,670	1.5
2,607		Orix JREIT, Inc.	3,581,978	1.5
301,800		Hulic Co. Ltd.	3,113,364	1.3
			46,177,785	19.5

		Netherlands: 0.8%
44,560		Eurocommercial Properties NV	1,855,629	0.8

		Norway: 0.6%
103,660	(2)	Entra ASA	1,427,736	0.6

		Singapore: 5.7%
439,300		CapitaLand Ltd.	1,183,032	0.5
723,200		City Developments Ltd.	6,868,140	2.9
5,835,000		Mapletree Logistics Trust	5,437,654	2.3
			13,488,826	5.7

		Spain: 1.4%
79,079		Axiare Patrimonio SOCIMI SA	1,483,054	0.6
69,914		Hispania Activos Inmobiliarios SOCIMI SA	1,205,709	0.5
72,965		Inmobiliaria Colonial Socimi SA	694,661	0.3
			3,383,424	1.4

		Sweden: 3.0%
169,883		Castellum AB	2,725,985	1.1
106,147		Fabege AB	2,241,322	0.9
68,095		Hufvudstaden AB	1,120,520	0.5
48,710		Wihlborgs Fastigheter AB	1,156,486	0.5
			7,244,313	3.0

		Switzerland: 1.4%
30,301		PSP Swiss Property AG	2,667,039	1.1
6,622		Swiss Prime Site AG	565,192	0.3
			3,232,231	1.4

		United Kingdom: 11.6%
74,825		Big Yellow Group PLC	772,667	0.3
201,728		British Land Co. PLC	1,610,631	0.7
196,120		Capital & Counties Properties PLC	693,530	0.3
61,660		Derwent London PLC	2,191,546	0.9
137,341		Grainger PLC	507,927	0.2
544,563		Hammerson PLC	3,790,811	1.6
393,080		Land Securities Group PLC	5,048,607	2.1
235,291		Safestore Holdings PLC	1,390,076	0.6
653,466		Segro PLC	4,717,422	2.0
170,884		Shaftesbury PLC	2,246,891	1.0

See Accompanying Notes to Financial Statements

57

Voya International Real Estate Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2017 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United Kingdom: (continued)
868,996	Tritax Big Box REIT Plc	1,700,067	0.7
304,613	Unite Group PLC	2,844,128	1.2
		27,514,303	11.6

	Total Common Stock
	(Cost $191,501,497)	234,667,729	99.0

SHORT-TERM INVESTMENTS: 0.4%
	Mutual Funds: 0.4%
1,053,795	(3) BlackRock Liquidity Funds, FedFund, Institutional Class, 0.940%
	(Cost $1,053,795)	1,053,795	0.4

	Total Short-Term Investments
	(Cost $1,053,795)	1,053,795	0.4

	Total Investments in Securities (Cost $192,555,292)	$235,721,524	99.4
	Assets in Excess of Other Liabilities	1,527,650	0.6
	Net Assets	$237,249,174	100.0

(1)	Non-income producing security.
(2)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(3)	Rate shown is the 7-day yield as of October 31, 2017.

See Accompanying Notes to Financial Statements

58

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Mutual Funds

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: January 8, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: January 8, 2018

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: January 8, 2018